UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 2)

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LUCAS ENERGY, INC.

 (Name of Registrant as Specified In Its Charter)

 (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 450 Gears Road, Suite 780

Houston, Texas 77067

[•], 2016

Dear Stockholder:

The Board of Directors and officers of Lucas Energy, Inc., a Nevada corporation, join us in extending to you a cordial invitation to attend a special meeting of our stockholders. This meeting will be held on [•], 2016 at 9:00 a.m. Central Standard Time at The Houston Club, Bush Ballroom, 910 Louisiana St., 49th Floor, Houston, Texas 77002 (the “Special Meeting”).

In December 2015, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), as purchaser, with twenty-one separate sellers (the “Sellers”). Pursuant to the Asset Purchase Agreement and subject to the terms and conditions thereof, we agreed to acquire from the Sellers (the “Acquisition”), working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith (collectively, the “Assets”).

Because the shares of our common stock (the “Common Stock”), including the shares of Common Stock issuable upon conversion of shares of our amended and restated designated form of Series B redeemable convertible preferred stock (the “Series B Preferred Stock”), to be issued to finance the Acquisition, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Sections 712 and 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock and/or Series B Preferred Stock to purchase the Assets, to be paid to International Bank of Commerce (“IBC”) as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration. Accordingly, at the Special Meeting, stockholders will be asked to approve two proposals involving the prospective issuance of our Common Stock and/or Series B Preferred Stock in connection with the Acquisition, including: (1) the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets; and (2) the issuance of 390,290 shares of Common Stock to IBC as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration.

In April 2016, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited institutional investor, pursuant to which we issued a $530,000 face amount redeemable convertible subordinated debenture at a 5% original issue discount convertible into 163,077 shares of Common Stock and a warrant to purchase 1,384,616 shares of Common Stock. In April 2016, we also entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the same accredited institutional investor, pursuant to which we agreed, subject to certain conditions, to issue 527 shares of newly designated Series C redeemable convertible preferred stock (the “Series C Preferred Stock”) at a 5% original issue discount convertible into 1,618,462 shares of Common Stock, and a warrant to purchase 1,111,112 shares of Common Stock. Because the shares of our Common Stock issuable upon conversion of the convertible debenture (including shares issuable for interest and conversion premiums) and exercise of the warrant (including shares issuable for premiums and conversion premiums) issued pursuant to the Securities Purchase Agreement, and upon conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums) and exercise of the warrant (including shares issuable for premiums and conversion premiums) issuable pursuant to the Stock Purchase Agreement, collectively represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Section 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock. Accordingly, at the Special Meeting, stockholders will be asked to approve two proposals involving the prospective issuance of our Common Stock in connection with the Securities Purchase Agreement and Stock Purchase Agreement, including: (1) the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant; and (2) the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

In August 2015, we entered into a Non-Revolving Line of Credit Agreement (as amended, the “Line of Credit”) with Silver Star Oil Company and have, to date, issued $1 million in convertible promissory notes under the Line of Credit. In March 2016, we entered into a Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with HFT Enterprises, LLC, pursuant to which we agreed to issue an aggregate of $600,000 in convertible promissory notes. We also agreed to issue HFT Enterprises warrants to purchase 124,285 shares of common stock at an exercise price of $1.50 per share, at such time as the aggregate of $600,000 in convertible promissory notes have been issued. In April 2016, we entered into an Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (the “Line of Credit Amendment”) with Target Alliance London Limited, pursuant to which we agreed to issue the remaining $1.4 million in convertible promissory notes under the Line of Credit at a conversion price of $3.25 per share to Target Alliance London Limited and to issue warrants to purchase 51,562 shares of common stock at an exercise price of $3.25 per share for each $250,000 in convertible promissory notes that are issued to Target Alliance London Limited. Because the shares of our Common Stock issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or similar facility, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Section 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock. Accordingly, at the Special Meeting, stockholders will be asked to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

Our Board of Directors determined that it was advisable and in the best interests of the Company and our stockholders to enter into the Securities Purchase Agreement, the Stock Purchase Agreement, the Line of Credit, and the transactions related to the Line of Credit, in order to improve our ability to continue as a going concern and to raise the working capital necessary to execute on our business strategy, including but not limited to our plans to acquire, develop, and produce crude oil and natural gas from areas located in, or near, established oil fields that can provide long-term growth and sustainability for us.

In addition, at the Special Meeting, stockholders will be asked to approve an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc., to ratify the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016 and to approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals.

Details regarding the business to be conducted are more fully described in the accompanying Notice of Special Meeting and Proxy Statement.

Whether or not you plan to attend the Special Meeting, it is important that your shares be represented and voted at the meeting. Therefore, you are urged to complete, sign, date and promptly return the enclosed proxy card in the enclosed postage-paid envelope. Returning your completed proxy card will ensure your representation at the Special Meeting. If you later decide to attend the Special Meeting and wish to change your vote, you may do so simply by voting in person at the meeting. Due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis, it is very important that you cast your vote.

So that we may accommodate attendees, and if you plan to attend, we ask that you RSVP to info@lucasenergy.com. We look forward to seeing you on [•], 2016. Your vote and participation in our governance is very important to us.

Sincerely yours,

Anthony C. Schnur
Chief Executive Officer

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on [•], 2016:

Our proxy statement and the documents incorporated by reference therein are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/LEI.

 450 Gears Road, Suite 780

Houston, Texas 77067

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2016

NOTICE IS HEREBY GIVEN that the Special Meeting of the Stockholders of Lucas Energy, Inc., a Nevada corporation (the “Company”), will be held on [•], 2016 at 9:00 a.m. Central Standard Time at The Houston Club, Bush Ballroom, 910 Louisiana St., 49th Floor, Houston, Texas 77002 (the “Special Meeting” or the “Meeting”) for the purpose of considering and voting upon the following matters:

1.	To approve the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets;

2.	To approve the issuance of 390,290 shares of Common Stock to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration;

3.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratify the terms of such Securities Purchase Agreement and the terms and issuance of such redeemable convertible subordinated debenture and such warrant;

4.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratify the terms of such Stock Purchase Agreement and the terms and issuance of such Series C redeemable convertible preferred stock and such warrant;

5.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate;

6.	To approve an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.;

7.	To ratify the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016; and

8.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals above.

THE BOARD, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMEND THAT YOU VOTE “FOR” EACH OF PROPOSALS ONE THROUGH EIGHT.

Any action may be taken on any one of the foregoing proposals at the Special Meeting on the date specified above or on any date or dates to which the Special Meeting may be adjourned or postponed. Only common stockholders of record on the close of business on [•], 2016 are entitled to notice of, and to vote at, the Special Meeting and any adjournments or postponements thereof. Our stock transfer books will remain open between the record date and the date of the meeting. A list of common stockholders entitled to vote at the Special Meeting will be available for inspection at our principal executive offices and at the Special Meeting.

Even if you plan to attend the Special Meeting in person, we request that you mark, sign, date and return the enclosed proxy card promptly in the postage-paid envelope enclosed for that purpose as soon as possible and thus ensure that your shares will be represented at the Special Meeting if you are unable to attend. Should you receive more than one proxy card because your shares are registered in different names and addresses, each proxy card should be signed and returned to assure that all your shares will be voted. Stockholders may have a choice of voting their shares over the Internet or by telephone or facsimile. If Internet, telephone or facsimile voting is available to you, voting instructions are printed on the proxy card(s) sent to you.

You may revoke your proxy at any time prior to the Special Meeting. If you attend the Special Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Special Meeting will be counted. If your shares are held in the name of a bank, broker, or other holder of record, you must obtain a proxy, executed in your favor, from the holder of record in order to be able to vote in person at the Special Meeting.

Please note: If you hold your shares in the name of a broker, bank or other nominee, your nominee may determine to vote your shares at its own discretion, absent instructions from you. However, due to voting rules that may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters, it is very important that you cast your vote. Accordingly, please provide appropriate voting instructions to your broker or bank to ensure your vote will count.

The enclosed proxy statement is also available at https://www.iproxydirect.com/LEI. This website also includes copies of the form of proxy and the documents incorporated by reference in the enclosed proxy statement, including the Company’s Annual Report to stockholders for the year ended March 31, 2015. Stockholders may also request a copy of such materials by contacting our main office at (713) 528-1881.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on [•], 2016:

Our proxy statement and the documents incorporated by reference therein are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/LEI.

By Order of the Board of Directors,

Anthony C. Schnur
Chief Executive Officer and Director
Houston,Texas
[•], 2016

i

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PROXY STATEMENT

FOR A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON [•], 2016

General

The enclosed proxy is solicited on behalf of Lucas Energy, Inc., a Nevada corporation (“Lucas,” “we,” “us”, “our” or the “Company”), by our Board of Directors (the “Board”) for use at our Special Meeting of Stockholders (the “Special Meeting”) to be held on [•], 2016 at 9:00 a.m. Central Standard Time at The Houston Club, Bush Ballroom, 910 Louisiana St., 49th Floor, Houston, Texas 77002, or at any adjournments or postponements thereof, for the purposes set forth in this proxy statement and in the accompanying notice. These proxy solicitation materials were first sent or given on or about [•], 2016 to all stockholders entitled to vote at the Special Meeting.

Purpose of the Meeting

In December 2015, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), as purchaser, with twenty-one separate sellers (the “Sellers”). Pursuant to the Asset Purchase Agreement and subject to the terms and conditions thereof, we agreed to acquire from the Sellers (the “Acquisition”), working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith (collectively, the “Assets”).

Because the shares of our common stock (the “Common Stock”), including the shares of Common Stock issuable upon conversion of shares of our amended and restated designated form of Series B redeemable convertible preferred stock (the “Series B Preferred Stock”), to be issued to finance the Acquisition, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Sections 712 and 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock and/or Series B Preferred Stock to purchase the Assets, to be paid to International Bank of Commerce (“IBC”) as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration. Also in connection with the Acquisition, we are required to rebrand and change our name to Camber Energy, Inc. Proposals One, Two and Seven specifically authorize: (1) the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets; (2) the issuance of 390,290 shares of Common Stock to IBC as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration; and (3) an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.

1

In April 2016, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited institutional investor, pursuant to which we issued a $530,000 face amount redeemable convertible subordinated debenture at a 5% original issue discount convertible into 163,077 shares of Common Stock and a warrant to purchase 1,384,616 shares of Common Stock. In April 2016, we also entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the same accredited institutional investor, pursuant to which we agreed, subject to certain conditions, to issue 527 shares of newly designated Series C redeemable convertible preferred stock (the “Series C Preferred Stock”) at a 5% original issue discount convertible into 1,618,462 shares of Common Stock, and a warrant to purchase 1,111,112 shares of Common Stock. Because the shares of our Common Stock issuable upon conversion of the convertible debenture (including shares issuable for interest and conversion premiums) and exercise of the warrant (including shares issuable for premiums and conversion premiums) issued pursuant to the Securities Purchase Agreement, and upon conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums) and exercise of the warrant (including shares issuable for premiums and conversion premiums) issuable pursuant to the Stock Purchase Agreement, collectively represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Section 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock. Proposals Three and Four specifically authorize: (1) the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant; and (2) the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

In August 2015, we entered into a Non-Revolving Line of Credit Agreement (as amended, the “Line of Credit”) with Silver Star Oil Company and have, to date, issued $1 million in convertible promissory notes under the Line of Credit. In March 2016, we entered into a Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with HFT Enterprises, LLC, pursuant to which we agreed to issue an aggregate of $600,000 in convertible promissory notes. We also agreed to issue HFT Enterprises warrants to purchase 124,285 shares of common stock at an exercise price of $1.50 per share, at such time as the aggregate of $600,000 in convertible promissory notes have been issued. In April 2016, we entered into an Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (the “Line of Credit Amendment”) with Target Alliance London Limited, pursuant to which we agreed to issue the remaining $1.4 million in convertible promissory notes under the Line of Credit at a conversion price of $3.25 per share to Target Alliance London Limited and to issue warrants to purchase 51,562 shares of common stock at an exercise price of $3.25 per share for each $250,000 in convertible promissory notes that are issued to Target Alliance London Limited. Because the shares of our Common Stock issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or similar facility, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Section 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock. Proposal Five specifically authorizes the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

If all of the proposals in this proxy statement are approved by our stockholders and all of the transactions described herein are consummated, the effect would be to increase our total outstanding shares of Common Stock from 1,625,224 to a range of between approximately 27,655,771 and 40,023,740 shares, depending on our stock price and the interest rate, dividend rate, premium, conversion premium and holding period of the Debenture, Series B Preferred Stock, Series C Preferred Stock, First Warrant, Second Warrant and convertible notes. Please see pages 51, 81, 86, 91 and 95 of this proxy statement for more detailed information, including the assumptions we have relied upon in estimating such potential number of outstanding shares of Common Stock that could result from the consummation of the transactions described in this proxy statement.

2

The specific proposals to be considered and acted upon at the Special Meeting are summarized in the accompanying notice and are described in more detail in this proxy statement.

Record Date and Shares Entitled to Vote

You are entitled to notice of and to vote at the Special Meeting if you were a stockholder of record as of the close of business on [•], 2016 (the “Record Date”). Each stockholder of record as of the Record Date is entitled to one vote for each share of Common Stock held by him, her or it on all matters presented at the Special Meeting. At the close of business on the Record Date, there were 1,625,224 shares of our Common Stock outstanding and eligible to vote at the Special Meeting. Other than our Common Stock we have no other voting securities currently outstanding. Our stockholders do not have dissenters’ rights or similar rights of appraisal with respect to the proposals described herein.

Voting Process

You may vote over the Internet, by telephone, by mail or in person at the Special Meeting. Please be aware that if you vote by telephone or over the Internet, you may incur costs such as telephone and Internet access charges for which you will be responsible.

Voting over the Internet. You can vote via the Internet. The website address for Internet voting is provided on your proxy card. You will need to use the control number appearing on your proxy card to vote via the Internet. You can use the Internet to transmit your voting instructions up until 11:59 p.m. Eastern Time on [•], 2016. Internet voting is available 24 hours a day. If you vote via the Internet, you do not need to vote by telephone or return a proxy card.

Voting by Telephone. You can vote by telephone by calling the toll-free telephone number provided on your proxy card. You will need to use the control number appearing on your proxy card to vote by telephone. You may transmit your voting instructions from any touch-tone telephone up until 11:59 p.m. Eastern Time on [•], 2016. Telephone voting is available 24 hours a day. If you vote by telephone, you do not need to vote over the Internet or return a proxy card.

Voting by Facsimile. You can vote by faxing your proxy to the facsimile number provided on your proxy card.

Voting by Mail. If you received a printed proxy card, you can vote by marking, dating and signing it, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the Special Meeting.

Voting in Person at the Meeting. If you attend the Special Meeting and plan to vote in person, we will provide you with a ballot at the Special Meeting. If your shares are registered directly in your name, you are considered the stockholder of record and you have the right to vote in person at the Special Meeting. If your shares are held in the name of your broker or other nominee, you are considered the beneficial owner of shares held in street name. As a beneficial owner, if you wish to vote at the Special Meeting, you will need to bring to the Special Meeting a legal proxy from your broker or other nominee authorizing you to vote those shares.

3

Providing and Revoking Proxies

Any stockholder giving a proxy may revoke it at any time provided written notice of the revocation is received by our Corporate Secretary before the proxy is voted; otherwise, if received prior to or at the Special Meeting, properly executed proxies will be voted at the Special Meeting in accordance with the instructions specified on the proxy or, if no such instructions are given, in accordance with the recommendations of the Board of Directors (the “Board”) described herein. Stockholders attending the Special Meeting may revoke their proxies and vote in person.

Attendance at the Special Meeting

Attendance at the Special Meeting is limited to holders of record of our Common Stock at the close of business on the Record Date and the Company’s guests. Admission will be on a first-come, first-served basis. You will be asked to present valid government-issued picture identification, such as a driver’s license or passport, in order to be admitted into the Special Meeting. If your shares are held in the name of a bank, broker or other nominee and you plan to attend the Special Meeting, you must present proof of your ownership of our common stock or preferred stock, such as a bank or brokerage account statement indicating that you owned shares of our Common Stock or Preferred Stock at the close of business on the Record Date, in order to be admitted. For safety and security reasons, no cameras, recording equipment or other electronic devices will be permitted in the Special Meeting. A written agenda and rules of procedure for the Special Meeting will be distributed to those persons in attendance at the Special Meeting.

Conduct at the Meeting

The Chairman of the Special Meeting has broad responsibility and legal authority to conduct the Special Meeting in an orderly and timely manner. This authority includes establishing rules for stockholders who wish to address the Meeting. Only stockholders or their valid proxy holders may address the meeting. Copies of these rules will be available at the Meeting. The Chairman may also exercise broad discretion in recognizing stockholders who wish to speak and in determining the extent of discussion on each item of business. In light of the number of business items on this year’s agenda and the need to conclude the meeting within a reasonable period of time, we cannot ensure that every stockholder who wishes to speak on an item of business will be able to do so.

Quorum

The presence at the Special Meeting of the holders of at least 33% of the outstanding shares of voting stock entitled to vote at the Special Meeting (1,625,224 shares of common stock) is necessary to constitute a quorum. Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present.

4

Votes Required To Approve Each Proposal

(1)	The issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets, will be approved if a majority of the votes cast are voted in favor of the proposal.

(2)	The issuance of 390,290 shares of Common Stock to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration, will be approved if a majority of the votes cast are voted in favor of the proposal.

(3)	The issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant, will be approved if a majority of the votes cast are voted in favor of the proposal.

(4)	The issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant, will be approved if a majority of the votes cast are voted in favor of the proposal.

(5)	The issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate, will be approved if a majority of the votes cast are voted in favor of the proposal.

(6)	The amendment to our Articles of Incorporation to change our name to Camber Energy, Inc., will be approved if a majority of the voting power of the Common Stock entitled to vote at the Special Meeting votes in favor of such amendment.

(7)	The ratification of the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016 will be approved if a majority of the votes cast are voted in favor of the proposal.

(8)	The adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals above, will be approved if a majority of the votes cast are voted in favor of the proposal.

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Votes cast by proxy or in person at the Meeting will be tabulated by the inspector of election appointed for the Meeting and who will determine whether a quorum is present. The inspector of election will treat abstentions and broker non-votes (i.e., shares held by a broker or nominee that are represented at the Special Meeting, but with respect to which such broker or nominee is not instructed to vote on a particular proposal and does not have discretionary voting power) as shares that are present for purposes of determining the presence of a quorum. With respect to Proposals One through Five and Proposals Seven and Eight, abstentions and broker non-votes will not be counted for purposes of determining whether such proposal has been approved and will not have the effect of negative votes. With respect to Proposal Six, both abstentions and broker non-votes will be counted towards the tabulations of votes cast on such proposal presented to the stockholders and will have the same effect as negative votes.

If your shares are held by a bank or broker in street name, it is very important that you cast your vote if you want it to count in voting on non-routine matters as determined by the New York Stock Exchange. Voting rules may prevent your bank or broker from voting your uninstructed shares on a discretionary basis for non-routine matters. Accordingly, if your shares are held by a bank or broker in street name and you do not instruct your bank or broker how to vote for the proposals in this proxy statement, no votes will be cast on your behalf.

Board of Directors Voting Recommendations

Our Board recommends that you vote your shares:

●	“FOR” the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets (Proposal 1);

●	“FOR” the issuance of 390,290 shares of Common Stock to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration (Proposal 2);

●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant (Proposal 3);

●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant (Proposal 4);

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●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate (Proposal 5);

●	“FOR” the amendment to our Articles of Incorporation to change our name to Camber Energy, Inc. (Proposal 6);

●	“FOR” the ratification of the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016 (Proposal 7); and

●	“FOR” approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals above (Proposal 8).

Voting of Proxies

When a proxy is properly executed and returned, the shares it represents will be voted at the meeting as directed. If no specification is indicated, the shares will be voted:

●	“FOR” the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets (Proposal 1);

●	“FOR” the issuance of 390,290 shares of Common Stock to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration (Proposal 2);

●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant (Proposal 3);

●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant (Proposal 4);

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●	“FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate (Proposal 5);

●	“FOR” the amendment to our Articles of Incorporation to change our name to Camber Energy, Inc. (Proposal 6);

●	“FOR” the ratification of the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016 (Proposal 7); and

●	“FOR” approval of the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals above (Proposal 8).

Mailing Costs and Solicitation of Proxies

We have retained Issuer Direct Corporation, located at 500 Perimeter Park Drive, Morrisville, North Carolina 27560, to assist us with the solicitation of proxies for a fee, which we believe will be approximately $20,000 to $30,000, plus expenses.

We will bear the cost of this solicitation. In addition, we may reimburse brokerage firms and other persons representing beneficial owners of shares for reasonable expenses incurred in forwarding solicitation materials to such beneficial owners. Proxies also may be solicited by our directors, officers or employees, personally, by telephone, facsimile, Internet or other means, without additional compensation. Except as described above, we do not presently intend to solicit proxies other than by mail.

Inspector of Election

Representatives of Issuer Direct Corporation will tabulate the votes and act as inspector of election at the Special Meeting.

List of Stockholders Entitled to Vote

A complete list of stockholders entitled to vote at the Special Meeting will be available to view during the Special Meeting. You may also access this list at our principal executive offices, for any purpose germane to the Special Meeting, during ordinary business hours, for a period of ten days prior to the Special Meeting.

Voting Instructions

Your vote is very important. Whether or not you plan to attend the Special Meeting, we encourage you to read this proxy statement and submit your proxy or voting instructions as soon as possible. For specific instructions on how to vote your shares, please refer to the instructions on your enclosed proxy card.

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Confidential Voting

Independent inspectors count the votes. Your individual vote is kept confidential from us unless special circumstances exist. For example, a copy of your proxy card will be sent to us if you write comments on the card.

Stockholder of Record and Shares Held in Brokerage Accounts

If on the Record Date your shares were registered in your name with the Company’s transfer agent, then you are a stockholder of record and you may vote in person at the meeting, by proxy or by any other means supported by the Company. If on the Record Date your shares were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are required to be forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Special Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

Multiple Stockholders Sharing the Same Address

In some cases, one copy of this proxy statement and the documents incorporated by reference herein are being delivered to multiple stockholders sharing an address, at the request of such stockholders. We will deliver promptly, upon written or oral request, a separate copy of this proxy statement and the documents incorporated by reference herein to such a stockholder at a shared address to which a single copy of the documents was delivered. Stockholders sharing an address may also submit requests for delivery of a single copy of this proxy statement and/or the documents incorporated by reference herein, but in such event will still receive separate forms of proxy for each account. To request separate or single delivery of these materials now or in the future, a stockholder may submit a written request to our Corporate Secretary, at our principal executive offices at 450 Gears Road, Suite 780, Houston, Texas 77067, or a stockholder may make a request by calling our Corporate Secretary at (713) 528-1881.

If you receive more than one proxy card, it means that your shares are registered differently and are held in more than one account. To ensure that all shares are voted, please either vote each account as discussed above under “Voting Instructions”, or sign and return by mail all proxy cards or voting instruction forms.

Voting Results

The preliminary voting results will be announced at the Special Meeting. The final voting results will be tallied by the inspector of election and published in the Company’s Current Report on Form 8-K, which the Company is required to file with the SEC within four business days following the Special Meeting.

Company Mailing Address

The mailing address of our principal executive offices is 450 Gears Road, Suite 780, Houston, Texas 77067.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on [•], 2016:

Our proxy statement and the documents incorporated by reference therein are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/LEI.

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SUMMARY TERM SHEET

The following summary term sheet provides information to help you understand the essential features and material terms of our proposed acquisition of working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith, pursuant to an Asset Purchase Agreement. The term sheet also contains cross-references to more detailed discussions elsewhere in the proxy statement, for your further information and review. Please refer to the Asset Purchase Agreement, which is attached as Annex A-1 to this proxy statement, and the form of First Amendment to Asset Purchase Agreement, which is attached as Annex A-2 to this proxy statement, for further details.

●	The Acquisition (see page 56). On December 30, 2015, we entered into an Asset Purchase Agreement (as amended by the First Amendment to Asset Purchase Agreement, the “Asset Purchase Agreement”), as purchaser, with twenty-one separate sellers (the “Sellers”) and Segundo Resources, LLC, as a Seller and as a representative of the sellers named therein (the “Representative”). Pursuant to the Asset Purchase Agreement and subject to the terms and conditions thereof, we agreed to acquire from the Sellers (the “Acquisition”), working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith, as well as producing shale properties in Glasscock County, Texas (collectively, the “Assets”). The properties currently produce in excess of approximately 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified. Revenues generated from the Assets effective from April 1, 2016 will be credited to us. Any sale by the Sellers of the properties in Glasscock County, Texas prior to closing the Acquisition must be approved by us, and the proceeds from any such sale will be placed in escrow until the closing of the Acquisition, where they can be drawn upon by mutual consent of the parties.

●	Acquisition Consideration (see page 56). As consideration for the Acquisition, we agreed to assume $31.35 million of commercial bank debt; issue 552,000 shares of our amended and restated designated form of Series B redeemable convertible preferred stock (the “Series B Preferred Stock”) to one of the Sellers, which is under common control with the Seller Representative, with a total liquidation value of $13.8 million; issue 13,009,664 shares of Common Stock to certain of the Sellers (together with the Series B Preferred Stock, the “Acquisition Shares”); and pay $4,975,000 in cash to certain of the Sellers. Notwithstanding the above, in the event there are any title or other material issues associated with the Assets, the parties agreed to work in good faith to address such issues, and if such issues cannot be addressed, to adjust the purchase price, provided that no adjustment will be made unless such issues in aggregate total more than 5% of the aggregate purchase price, and provided further that if such issues in aggregate total more than 20% of the aggregate purchase price, we can terminate the Asset Purchase Agreement, all of which are subject to the terms of the Asset Purchase Agreement. We and the Sellers also agreed to a true-up for certain joint interest billings and authorization for expenditures at and/or after closing, and to effect a true-up in connection with any material agreements, if the rights thereto are not provided by the Sellers at closing. We may pay fees and expenses attributable to the Sellers incurred prior to April 1, 2016 as long as those expenses do not exceed $960,000.

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●	Financing for the Acquisition (see page 57). In order to finance the debt and cash portions of the Acquisition consideration, at the closing of the Acquisition, we intend to enter into a three-year $40 million senior secured term loan (subject to a loan-to-value ratio of 50% or less) with International Bank of Commerce (“IBC”). The term loan is expected to require repayment in monthly installments of the greater of 50% of net monthly income or monthly principal and interest payments of $425,000, and to require a sinking fund to be created with an initial deposit of $3.36 million to be used for principal reductions. The term loan is expected to bear interest at the prime rate plus 2.0% with a floor of 5.50%. We expect to be required to pay IBC (1) a loan commitment fee of $400,000, with half due at closing and half due six months thereafter, (2) an annual engineering fee of $10,000, and (3) an underwriting equity fee of 390,290 shares of Common Stock.

●	Name Change (see page 57). We agreed that, after the closing of the Acquisition, we will rebrand and change our name to “Camber Energy, Inc.”

●	Board Representation (see page 57). The Sellers will have the right pursuant to the Asset Purchase Agreement to appoint three members to our Board, and it is anticipated that one of their director nominees will be Richard N. Azar II. Mr. Azar is the principal Seller and manager of the properties being acquired, and is planned to be appointed as Executive Chairman following the closing of the Acquisition. By the sixth month anniversary of the closing of the Acquisition, one of the three current members of our Board will be required to resign in order that we will have five members of our Board, including three appointed by the Sellers, on such date.

●	Fairness Opinion (see page 61). We obtained the opinion of Canaccord Genuity Inc. (“Canaccord”) providing that in the opinion of Canaccord, the Acquisition is fair, from a financial point of view, to the Company, prior to the approval of the Asset Purchase Agreement by our Board.

●	Conditions to Closing (see page 58). The Acquisition is subject to customary conditions which must be satisfied or waived prior to the closing, including (1) approval of the issuance of the Acquisition Shares by our stockholders, (2) receipt by us of the $4.975 million required to be paid to the Sellers at closing, which we plan to raise from the Sellers’ debt holders from whom we are required to assume the $31.5 million in debt; (3) receipt of required regulatory approvals, (4) the absence of any law or order prohibiting the consummation of the Acquisition, (5) approval by the NYSE MKT of the continued listing of our Common Stock on the NYSE MKT prior to and following the closing, (6) not having any issued and outstanding Series A Convertible Preferred Stock, and (7) consent of our current convertible note holder. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the respective representations and warranties of the other parties, and (b) performance in all material respects by the other parties of their respective obligations under the Asset Purchase Agreement.

●	Accounting Treatment (see page 65). The Acquisition will be accounted for as a purchase of assets, so that the operating revenues and expenses pertaining to the Assets will be included in our consolidated financial statements following the Acquisition.

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●	Tax Treatment (see page 65). The transactions contemplated by the Acquisition are intended to constitute a single transaction for purposes of Section 351 of the Internal Revenue Code of 1986, as amended, such that the Acquisition is expected to be a tax-free transfer for the Sellers.

●	Registration or Exemption of Securities (see page 66). The Acquisition Shares that will be issued to the Sellers in connection with the Acquisition will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D thereunder.

●	Board Recommendation (see page 53). Our Board unanimously recommends a vote “FOR” the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets. Our Board also unanimously recommends a vote “FOR” the issuance of 390,290 shares of Common Stock to IBC as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration, and a vote “FOR” an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.

Information About the Parties and the Assets

Lucas Energy, Inc.
450 Gears Road
Suite 780
Houston,Texas 77067
(713) 528-1881

We explore for, develop, produce and market primarily crude oil and to a much lesser extent, natural gas, from various known productive geological formations. Our current assets are located in the Austin Chalk, Eagle Ford and Buda formations, primarily in Gonzales, Wilson, Karnes and Atascosa counties south of San Antonio, Texas; and the Eaglebine, Buda and Glenrose formations in Leon and Madison counties north of Houston, Texas. Our goal is to acquire, develop, and produce crude oil and natural gas from areas located in, or near, established oil fields that can provide long-term growth and sustainability for us.

You can find more information about us on page 53 of this proxy statement under the caption “The Parties to the Acquisition—Lucas Energy.”

The Sellers

The Sellers are a collection of 21 separate individuals and private entities:

Al Thaggard

Alan Dreeben

RAD2 Minerals, Ltd.

Azar-Dreeben A&D Fund, LP

Ben Azar

Branch Energy Services, LLC

Buschman Energy, Ltd. LTD

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Coyle Manna Management LLC

DBS Investments, Ltd.

Dudley Energy, Ltd.

GBC Minerals, Ltd.

Guy R. Buschman, Trustee

John W. Taylor

Julian Stewart

Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust

Larry and Judy Votaw

Azar, MPII & Range A&D Fund, LP

Rockin’ S FLP, Ltd.

Saxum Energy, LLC

Scott Lake Energy, L.P.

Segundo Resources, LLC

The Assets consist of working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith. The properties currently produce in excess of approximately 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified.

You can find information about the Sellers’ Assets on page 53 of this proxy statement under the caption “The Parties to the Acquisition—The Sellers.”

Summary of Reasons for the Acquisition

The decision of our Board to enter into the Asset Purchase Agreement was based on a thorough analysis of the Company’s strengths and weaknesses. This analysis allowed our Board to identify several potential benefits to us and our stockholders that, if realized, could increase stockholder value. These reasons for the Acquisition include:

●	an increase in our operating revenues;

●	an increase in our production. The properties being acquired currently produce in excess of 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Further, offset development drilling opportunities for at least 40 additional wells have already been identified. We believe total proved developed reserves (PDP) are 5.4 million barrels of oil equivalent (MMBOE) comprised of 6% oil, 47% natural gas liquids (NGL) and 47% natural gas;

●	obtaining stable, long-lived reserves with substantial current production and ample drilling opportunities providing growth prospects for us;

●	geographic expansion into the Mid-continent; and

●	rebranding our organization and redirecting our strategic vision.

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Subject to the rights, preferences and privileges of the Series B Preferred Stock, your rights as a stockholder will not change following the closing of the Acquisition. In addition, the Sellers and IBC who become new common stockholders of Lucas Energy will have the same rights as you do (except for the Seller receiving Series B Preferred Stock). Please refer to the section entitled “Effect upon Rights of Existing Stockholders” on page 51 of this proxy statement for more detailed information.

To fully understand the proposed Acquisition and the legal terms of the transactions, we urge you to read the Asset Purchase Agreement carefully. The entire text of the Asset Purchase Agreement is set forth as Annex A-1 to this proxy statement and the entire text of the form of First Amendment to Asset Purchase Agreement is set forth as Annex A-2 to this proxy statement.

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CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement and the documents incorporated by reference in this proxy statement contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended, (the “Exchange Act”). These forward-looking statements are subject to risks and uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from the results, performance or achievements expressed or implied by the forward-looking statements. You should not unduly rely on these statements. Factors, risks, and uncertainties could cause actual results to differ materially from those in the forward-looking statements which include, among others:

●	the proposed Acquisition and the Assets;
●	the availability of funding and the terms of such funding;
●	our growth strategies;
●	anticipated trends in our business;
●	our ability to make or integrate acquisitions;
●	our ability to repay outstanding loans and satisfy our outstanding liabilities;
●	our liquidity and ability to finance our exploration, acquisition and development strategies;
●	market conditions in the oil and gas industry;
●	the timing, cost and procedure for future acquisitions;
●	the impact of government regulation;
●	estimates regarding future net revenues from oil and natural gas reserves and the present value thereof;
●	legal proceedings and/or the outcome of and/or negative perceptions associated therewith;
●	planned capital expenditures (including the amount and nature thereof);
●	increases in oil and gas production;
●	changes in the market price of oil and gas;
●	changes in the number of drilling rigs available;
●	the number of wells we anticipate drilling in the future;
●	estimates, plans and projections relating to acquired properties;
●	the number of potential drilling locations; and
●	our financial position, business strategy and other plans and objectives for future operations.

We identify forward-looking statements by use of terms such as “may,” “will,” “expect,” “anticipate,” “estimate,” “hope,” “plan,” “believe,” “predict,” “envision,” “if,” “intend,” “would,” “probable,” “project,” “forecasts,” “outlook,” “aim,” “might,” “likely” “positioned,” “strategy,” “continue,” “potential,” “ensure,” “should,” “confident,” “could” and similar words and expressions, and the negative thereof, although some forward-looking statements may be expressed differently. You should be aware that our actual results could differ materially from those contained in the forward-looking statements. You should consider carefully the statements under the “Risk Factors” section beginning on page 17 of this proxy statement and elsewhere in, or incorporated by reference into, this proxy statement, which describe factors that could cause our actual results to differ from those set forth in the forward-looking statements, and the following factors:

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●	failure to obtain stockholder approval in connection with the proposed Acquisition;
●	the dilution associated with the Acquisition Shares issuable upon closing the Acquisition;
●	risks associated with the debt to be assumed at closing of the Acquisition;
●	the inability to refinance the debt to be assumed at closing of the Acquisition on favorable terms or at all;
●	the failure to consummate or delay in consummating the proposed Acquisition for other reasons;
●	the timing to consummate the proposed Acquisition;
●	the risk that a condition to closing of the proposed Acquisition may not be satisfied;
●	the occurrence of any other event, change or other circumstances that could give rise to the termination of the Asset Purchase Agreement;
●	the risk that a regulatory approval that may be required for the proposed Acquisition is delayed, is not obtained, or is obtained subject to conditions that are not anticipated;
●	our ability to achieve the synergies and value creation contemplated by the proposed Acquisition;
●	our ability to effectively integrate the Assets;
●	the diversion of management time on Acquisition-related issues;
●	the possibility that our future acquisitions may involve unexpected costs;
●	the volatility in commodity prices for oil and gas;
●	the accuracy of internally estimated proved reserves;
●	the presence or recoverability of estimated oil and gas reserves;
●	the ability to replace oil and gas reserves;
●	the availability and costs of drilling rigs and other oilfield services;
●	risks inherent in natural gas and oil drilling and production activities, including risks of fire, explosion, blowouts, pipe failure, casing collapse, unusual or unexpected formation pressures, environmental hazards, and other operating and production risks;
●	delays in receipt of drilling permits;
●	risks relating to the availability of capital to fund drilling operations that can be adversely affected by adverse drilling results, production declines and declines in natural gas and oil prices;
●	risks relating to unexpected adverse developments in the status of properties;
●	risks relating to the absence or delay in receipt of government approvals or other third party consents;
●	risks relating to governmental regulations regarding hydraulic fracturing and the disposition/disposal of produced water;
●	environmental risks; exploration and development risks;
●	competition;
●	the inability to realize expected value from acquisitions;
●	the availability and cost of alternative fuel sources;
●	our ability to maintain the listing of our common stock on the NYSE MKT;
●	our limited market capitalization;
●	the ability of our management team to execute its plans to meet its goals; and
●	other economic, competitive, governmental, legislative, regulatory, geopolitical and technological factors that may negatively impact our businesses, operations and pricing.

Forward-looking statements speak only as of the date of this proxy statement or the date of any document incorporated by reference in this proxy statement. Except to the extent required by applicable law or regulation, we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date of this proxy statement or after the date of any document incorporated by reference in this proxy statement, or to reflect the occurrence of unanticipated events.

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You should read the matters described in “Risk Factors” below and disclosed in the documents incorporated by reference in this proxy statement and the other cautionary statements made in this proxy statement and in the documents incorporated by reference in this proxy statement as being applicable to all related forward-looking statements wherever they appear in this proxy statement and in the documents incorporated by reference in this proxy statement. We cannot assure you that the forward-looking statements in this proxy statement and in the documents incorporated by reference in this proxy statement will prove to be accurate and therefore prospective investors are encouraged not to place undue reliance on forward-looking statements.

RISK FACTORS

The risks and uncertainties described below are not the only ones that we face. Other sections of this proxy statement and the documents incorporated by reference herein include additional factors that could have an effect on our business and financial performance. Additional risks and uncertainties not presently known to us or that we currently deem immaterial may also affect our business and results of operations. If any of these risks actually occur, our business, financial condition or results of operations could be seriously harmed. In that event, the market price for our Common Stock could decline.

You should carefully consider the following risk factors before you decide whether to vote to approve the issuance of shares in connection with the Acquisition. You should also consider the other information in this proxy statement, the documents incorporated by reference in this proxy statement, the other documents appended to this proxy statement, our Annual Report on Form 10-K, our Quarterly Reports on Form 10-Q, our Current Reports filed on Form 8-K, and our other filings with the Securities and Exchange Commission. In addition, please read “Cautionary Note Regarding Forward-Looking Statements” in this proxy statement, where we describe additional uncertainties associated with our business and the forward-looking statements included or incorporated by reference in this proxy statement.

Risks Relating to the Acquisition

In the event the Asset Purchase Agreement closes, it will cause immediate and substantial dilution to existing stockholders and will result in a change of control of the Company.

Pursuant to the Asset Purchase Agreement and in consideration for the Assets, we agreed to assume $31.35 million of commercial bank debt; issue 552,000 shares of Series B Preferred Stock to one of the Sellers, which is under common control with the Seller Representative, with a total liquidation value of $13.8 million; issue 13,009,664 shares of common stock to certain of the Sellers; and pay $4,975,000 in cash to certain of the Sellers. The Series B Preferred Stock has a liquidation preference of $25 per share. The Series B Preferred Stock is convertible into common stock at a rate of approximately 7.14:1 (issuable into an aggregate of 3,942,857 shares of common stock if fully converted), at the option of the holder thereof, and is also subject to certain automatic conversion provisions. Each outstanding share of Series B Preferred Stock is entitled to one vote per share on all stockholder matters. As such, in the event the contemplated Acquisition closes, the issuance of the common stock consideration and Series B Preferred Stock will result in immediate and substantial dilution to the interests of our then stockholders and result in a change of control of the Company.

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Additionally, pursuant to the Asset Purchase Agreement, the Sellers will have the right to appoint three members to our Board of Directors, and it is anticipated that one of their director nominees will be Richard N. Azar II. Mr. Azar, the principal Seller and manager of the properties, is planned to be appointed as Executive Chairman following the closing. Mr. Azar is a founding partner of the Seller Representative, and for over 20 years has been instrumental in developing the Hunton resource play in Central Oklahoma through his direction of the Seller Representative, ownership in Altex Resources, Inc., and various other successful oil and gas ventures. Mr. Azar will also be receiving a significant amount of the shares of common stock issuable upon closing of the Acquisition and all of the Series B Preferred Stock issuable at closing, either personally or through entities which he controls. By the six month anniversary of the closing of the Asset Purchase Agreement, one of the three current members of our Board of Directors will be required to resign in order that we will have five members of our Board of Directors, including three appointed by the Sellers, on such date.

In the event the Asset Purchase Agreement closes, we will be required to assume significant amounts of debt and our operation and management of the Assets may not be able to generate sufficient cash flows to meet our debt service obligations, which could reduce our financial flexibility, increase interest expenses and adversely impact our operations.

As described above, one of the requirements of the closing of the Asset Purchase Agreement is that we assume $31.35 million of commercial bank debt. Our ability to make payments on such indebtedness will depend on our ability to generate cash from the Assets. The Assets may not generate sufficient cash flow from operations to enable us to repay this indebtedness and to fund other liquidity needs, including capital expenditure requirements. Such indebtedness could affect our operations in several ways, including the following:

●	a significant portion of our cash flows could be required to be used to service such indebtedness;
●	a high level of debt could increase our vulnerability to general adverse economic and industry conditions;
●	any covenants contained in the agreements governing such outstanding indebtedness could limit our ability to borrow additional funds, dispose of assets, pay dividends and make certain investments;
●	a high level of debt may place us at a competitive disadvantage compared to our competitors that are less leveraged and, therefore, our competitors may be able to take advantage of opportunities that our indebtedness may prevent us from pursuing; and
●	debt covenants to which we may agree may affect our flexibility in planning for, and reacting to, changes in the economy and in our industry.

The indebtedness to be incurred by us in connection with the Acquisition will bear interest at variable rates, and therefore if interest rates increase, our debt service requirements will increase. In such case, we may need to refinance or restructure all or a portion of our indebtedness on or before maturity. We may not be able to refinance any of our indebtedness, including the assumed indebtedness, on commercially reasonable terms, or at all.

A high level of indebtedness increases the risk that we may default on our debt obligations. We may not be able to generate sufficient cash flows to pay the principal or interest on our debt. If we cannot service or refinance our indebtedness, we may have to take actions such as selling significant assets, seeking additional equity financing (which will result in additional dilution to stockholders) or reducing or delaying capital expenditures, any of which could have a material adverse effect on our operations and financial condition. If we do not have sufficient funds and are otherwise unable to arrange financing, our assets may be foreclosed upon which could have a material adverse effect on our business, financial condition and results of operations.

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The Asset Purchase Agreement limits our ability to pursue alternatives to the acquisition.

The Asset Purchase Agreement contains provisions that could adversely impact competing proposals to acquire us and for us to acquire properties. These provisions include the prohibition on us generally from soliciting any acquisition proposal or offer for a competing transaction. These provisions, might discourage a third party that might have an interest in acquiring all or a significant part of our company from considering or proposing an acquisition, even if that party were prepared to pay consideration with a higher value than the current proposed acquisition consideration.

Failure to complete the Acquisition could negatively impact our stock price and future business and financial results.

If the Acquisition is not completed, our ongoing business may be adversely affected and we would be subject to a number of risks, including the following:

●	we will not realize the benefits expected from the Acquisition, including a potentially enhanced competitive and financial position, expansion of assets and therefore opportunities, and will instead be subject to all the risks we currently face as an independent company;
●	we may experience negative reactions from the financial markets and our partners and employees;
●	we may have to repay the Debenture, and we may not receive the remaining $14.5 million in funding under our April 2016 private placement;
●	the Asset Purchase Agreement places certain restrictions on the conduct of our business prior to the completion of the Acquisition or the termination of the Asset Purchase Agreement. Such restrictions may prevent us from making certain acquisitions, taking certain other specified actions or otherwise pursuing business opportunities during the pendency of the Acquisition; and
●	matters relating to the Acquisition (including integration planning) may require substantial commitments of time and resources by our management, which would otherwise have been devoted to other opportunities that may have been beneficial to us as an independent company.

We will be subject to business uncertainties and contractual restrictions while the Acquisition is pending.

Uncertainty about the effect of the Acquisition on employees and partners may have an adverse effect on us. These uncertainties may impair our ability to attract, retain and motivate key personnel until the Acquisition is completed, and could cause partners and others that deal with us to seek to change existing business relationships, cease doing business with us or cause potential new partners to delay doing business with us until the Acquisition has been successfully completed. Retention of certain employees may be challenging during the pendency of the Acquisition, as certain employees may experience uncertainty about their future roles or compensation structure. If key employees depart because of issues relating to the uncertainty and difficulty of integration or a desire not to remain with the business, our business following the Acquisition could be negatively impacted. In addition, the Asset Purchase Agreement restricts us from making certain acquisitions and taking other specified actions until the Acquisition is completed. These restrictions may prevent us from pursuing attractive business opportunities that may arise prior to the completion of the Acquisition.

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The total number of shares to be issued by us as consideration to the Sellers in the Acquisition, and the resulting dilution that our current stockholders will experience because of it, will be significant.

Under the terms of the Asset Purchase Agreement, we have agreed to issue to the Sellers, in the aggregate, 13,009,664 shares of our Common Stock and 552,000 shares of Series B Preferred Stock at the closing of the Acquisition. Although following the Acquisition, shares held by our current stockholders will each represent a piece of a larger company, our issuance of the Acquisition Shares to the Sellers at closing will result in significant dilution to our current stockholders in terms of their ownership percentages. After the closing of the Acquisition, the outstanding shares held by our current stockholders will represent only 11.0% of our outstanding shares of Common Stock.

The newly issued shares of Series B Preferred Stock will be convertible into shares of Common Stock and, when and if converted, will result in additional dilution to our current stockholders.

Each share of Series B Preferred Stock will be convertible, at the option of the holder, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price for the Series B Preferred Stock ($25.00, as may be adjusted for recapitalizations) by the Conversion Price ($3.50, as may be adjusted for recapitalizations). Each share of Series B Preferred Stock will automatically convert into shares of Common Stock under certain conditions set forth in the Certificate of Designations of the Series B Preferred Stock. Assuming the conversion of all such shares as of the closing of the Acquisition, this would result in the issuance of approximately 3,942,857 shares of Common Stock, which is equivalent to approximately 21.2% of our Common Stock that will be outstanding as of immediately after the closing of the Acquisition.

Concentration of share ownership by our largest stockholders may prevent other stockholders from influencing significant corporate decisions.

If the Acquisition is completed, certain Sellers will own significant portions of our stock. For example, RAD2 Minerals, Ltd will beneficially own approximately 37.2% of our outstanding shares of Common Stock, Coyle Manna Management LLC will beneficially own approximately 12.2% of our outstanding shares of Common Stock and, collectively, the Sellers will beneficially own approximately 91.3% of our outstanding shares of Common Stock. As a result, certain Sellers, and the persons and entities that control such Sellers, will have the ability to exert significant influence over matters requiring approval by our stockholders, including the election and removal of directors, and on the outcome of corporate actions, including a change of control of the Company, a business combination involving the Company, the incurrence of indebtedness, the issuance of equity securities and the payment of dividends on our stock. This concentration of ownership could be disadvantageous to other stockholders with differing interests from such persons.

The Sellers will have significant control over our Board following the Acquisition.

Following the Acquisition, the Sellers will have the right to appoint three members to our Board, and it is anticipated that one of their director nominees will be Richard N. Azar II. Upon such appointments, the Sellers will have significant control over our Board and the decisions made by our Board.

Servicing debt could limit funds available for other purposes.

Following the Acquisition, we will use cash from operations to pay the principal and interest on our consolidated debt. These payments limit funds available for other purposes, including expansion of our operations through acquisitions and funding future capital expenditures.

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The Acquisition may go forward even if the Assets experience a material adverse change.

Although we have the right to not consummate the Acquisition if the Assets suffer certain material adverse changes in financial condition prior to the closing (subject to certain exceptions), we may elect to proceed with the Acquisition despite such a material adverse change, and can do so without approval of our stockholders. If the Assets suffer a material adverse change, but we still complete the Acquisition, neither we nor our stockholders will have the benefit, if any, of the condition waived.

Completion of the Acquisition is subject to a number of conditions and if these conditions are not satisfied or waived, the Acquisition will not be completed.

The Acquisition is subject to customary closing conditions, including (1) approval by our stockholders of the issuance of the shares of Common Stock and Series B Preferred Stock in connection with the Acquisition, (2) receipt by us of the $4.975 million required to be paid to the Sellers at closing, which we plan to raise from the Sellers’ debt holders from whom we are required to assume the $31.5 million in debt; (3) receipt of required regulatory approvals, (4) the absence of any law or order prohibiting the consummation of the Acquisition, (5) approval of the NYSE MKT of the continued listing of our Common Stock on the NYSE MKT prior to and following the closing, (6) not having any issued and outstanding Series A Convertible Preferred Stock, and (7) consent of the our current convertible note holder. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the representations and warranties of the other parties, and (b) performance in all material respects by the other parties of its obligations under the Asset Purchase Agreement. Failure to fulfill any of such closing conditions could prevent us from completing the Acquisition and have a material adverse effect on the Company.

The Asset Purchase Agreement also includes customary termination provisions for both the Company and the Sellers and, if the Asset Purchase Agreement is terminated prior to closing, such termination could have material adverse effect on the Company.

The Asset Purchase Agreement includes customary termination provisions for both us and the Sellers, which include, subject to the terms of the Asset Purchase Agreement and in certain circumstances rights to cure or other prerequisites, that the Asset Purchase Agreement can be terminated by us, if (i) any issues arise in connection with our due diligence on the Assets which in aggregate would constitute a material adverse effect on such Assets (as described in the Asset Purchase Agreement) and such issues cannot be reasonably cured by the parties; (ii) our stockholders fail to approve the issuance of the Acquisition Shares at a meeting called for such purpose; (iii) we fail to obtain all required consents; (iv) we fail to raise the cash necessary to acquire the Assets; (v) the Sellers fail to provide all required closing deliverables; or (vi) the Sellers breach any representation or warranty in the Asset Purchase Agreement, subject to the right to cure. The termination rights of the Sellers include a termination by the Sellers if (i) any issues arise in connection with the Seller’s due diligence of us which in aggregate would constitute a material adverse effect (as described in the Asset Purchase Agreement) and such issues cannot be reasonably cured by the parties; (ii) we have more than 1.8 million shares of Common Stock outstanding at closing, or the Sellers would own less than 80% of each class of our outstanding shares, on a fully-diluted basis, at closing; (iii) our stockholders fail to approve the items required to be approved for closing; (iv) we fail to maintain our listing on the NYSE MKT prior to and following closing; (v) we fail to assume the $31.5 million in debt required to be assumed at closing; (vi) we fail to provide all required closing deliverables; (vii) we breach any representation or warranty in the Asset Purchase Agreement, subject to the right to cure; or (viii) our Board withdraws its recommendation for the stockholders to approve the issuance of the Acquisition Shares because we have been presented with a superior acquisition proposal. The Asset Purchase Agreement can also be terminated by either party with five days prior written notice if the Acquisition has not been completed by September 30, 2016, provided that such failure is not the result of the breach of the agreement by the terminating party. As a result of the above, the Asset Purchase Agreement may be terminated by us or the Sellers prior to closing.

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Termination of the Asset Purchase Agreement could negatively impact us.

In the event the Asset Purchase Agreement is terminated, our business may have been adversely impacted by our failure to pursue other beneficial opportunities due to the focus of management on the Acquisition, and the market price of our common stock might decline to the extent that the current market price reflects a market assumption that the Acquisition will be completed. If the Asset Purchase Agreement is terminated and our Board of Directors seeks another acquisition or business combination, our stockholders cannot be certain that we will be able to find a party willing to offer equivalent or more attractive consideration than the consideration provided for by the acquisition.

Misrepresentations made to us by the Sellers regarding the Assets could cause us to incur substantial financial obligations and harm our business.

If we were to discover that there were misrepresentations made to us by the Sellers or their representatives regarding the Assets, we would explore all possible legal remedies to compensate us for any loss, including our rights to indemnification under the Asset Purchase Agreement. However, there is no assurance that legal remedies would be available or collectible. If such unknown liabilities exist and we are not fully indemnified for any loss that we incur as a result thereof, we could incur substantial financial obligations, which could materially adversely affect our financial condition and harm our business.

If we are not able to integrate the Assets into our operations in a timely manner, the anticipated benefits of the Acquisition may not be realized in a timely fashion, or at all, and our existing businesses may be materially adversely affected.

The success of the Acquisition will depend, in part, on our ability to realize the growth opportunities and synergies of combining the Assets with ours and our ability to effectively utilize the additional resources we will have following the Acquisition. The integration of the Assets may involve unforeseen difficulties. These difficulties could disrupt our ongoing business, distract our management and employees and increase our expenses, which could have a material adverse effect on our business, financial condition and operating results.

The Acquisition will result in significant costs to us, whether or not it is completed, which could result in a reduction in our income and cash flows.

We will be required to pay our costs related to the Acquisition even if the Acquisition is not completed, such as amounts payable to legal and financial advisors and independent accountants, and such costs will be significant. All of these costs will be incurred whether or not the Acquisition is completed.

Because the valuation of the Assets is based in part on certain financial projections about future results, and projections are subject to inherent risks and uncertainties, the Sellers may receive Acquisition consideration that is greater than the fair market value of the Assets.

The Sellers provided financial projections to us in connection with the determination of the consideration to be paid for the Assets, and we, our Board and our financial advisor relied in part on the Sellers’ projections for purposes of valuing the Assets and agreeing on the purchase price set forth in the Asset Purchase Agreement. Our valuation is not necessarily indicative of the actual value of the Assets. Accordingly, if actual financial results in the future are lower than the projections we relied upon, the Acquisition consideration may be greater than the fair market value of the Assets.

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We can give no assurance that the financial projections we relied upon are accurate and will be met in the future because the projections reflect numerous estimates and assumptions with respect to industry performance, general business, economic, regulatory, market and financial conditions and other matters, all of which are difficult to predict and many of which are beyond the Sellers’ and our control. As a result, actual results may differ materially from these projections. It is expected that there will be differences between actual and projected results because the projections cover multiple years and such information by its nature becomes less reliable with each successive year.

If the benefits of the Acquisition do not meet the expectations of the marketplace, or financial or industry analysts, the market price of our Common Stock may decline.

The market price of our Common Stock may decline as a result of the Acquisition if the Assets do not perform as expected, or we do not otherwise achieve the perceived benefits of the Acquisition as rapidly as, or to the extent, anticipated by the marketplace, or financial or industry analysts. Accordingly, investors may experience a loss as a result of a decreasing stock price and we may not be able to raise future capital, if necessary, in the equity markets.

Transaction-related accounting impairment and amortization charges may delay and reduce our profitability.

Under generally accepted accounting principles, the Assets and assumed liabilities of the Sellers will be recorded on our books post-Acquisition at their fair values at the date the Acquisition is completed. Any excess of the value of the consideration paid by us at the date the Acquisition is completed over the fair value of the identifiable tangible and intangible assets of the Sellers will be treated as excess of purchase price over the fair value of net assets acquired. Under current accounting standards, to the extent applicable, intangible assets, other than goodwill, will be amortized to expense over their estimated useful lives, which will affect our post-Acquisition profitability over several years beginning in the period in which the Acquisition is completed. The Assets will be tested at a minimum on an annual basis for impairment, which may result in additional accounting impairment charges.

Any weakness in internal control over financial reporting or disclosure controls and procedures could result in a loss of investor confidence in our financial reports and lead to a stock price decline.

We are required to evaluate our internal control over financial reporting under Section 404 of the Sarbanes-Oxley Act of 2002 and report the results in our annual report on Form 10-K. We are also required to maintain effective disclosure controls and procedures. After the Acquisition, our internal controls and our disclosure controls and procedures will need to expand to encompass activities related to the Assets. If material weakness arise as a result and they are not remedied, we will be unable to assert that our internal controls are effective. Any failure to have effective internal control over financial reporting or disclosure controls and procedures covering the combined business post-Acquisition could cause investors to lose confidence in the accuracy and completeness of our financial reports, limit our ability to raise financing or lead to regulatory sanctions, any of which could result in a material adverse effect on our business or decline in the market price of our Common Stock post-Acquisition.

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The loss of key executives could adversely affect our operations up to and following the closing of the Acquisition.

The success of the Acquisition will be dependent upon the continued service of a relatively small group of our key executives. Following the closing of the Acquisition, we expect that our existing executives will remain with us and Mr. Azar, the principal Seller, is planned to be appointed as Executive Chairman of our Board. The unexpected loss of the services of one or more of these executives or members of our Board could adversely affect our ability to manage the business going forward and to manage our operations following the closing of the Acquisition.

Risks Relating to Our Operations and Industry

We require financing to execute our business plan and fund capital program requirements.

Our anticipated cash flow from operations, possible proceeds from sales of properties and funding provided by leveraging our capital structure, may not be sufficient to meet our working capital and operating needs for approximately the next twelve months. Additionally, in order to continue growth and to fund our business and expansion plans, we will require additional financing. Moving forward, we hope to pursue third party capital in the form of debt (subordinated to IBC), equity or some combination of the two for certain funding requirements. We may be unsuccessful in obtaining additional financing on attractive terms, if at all. We currently require approximately $4.5 million of additional funding over the next several months in order to participate in leasing activities via participation agreements with a drilling partner and additional funding of approximately $0.5 million for additional drilling and workover activities on existing properties.

Due to our need for immediate funding, in the event we do not receive the full amount of the proceeds expected under the Securities Purchase Agreement and Stock Purchase Agreement entered into in April 2016 due to the failure to satisfy any of the conditions to receive such proceeds, we may be forced to raise capital through the sale of debt (subordinated to IBC) or equity in the near term. In order to issue additional securities, we must, subject to certain exceptions, obtain the consent of the Investor in our April 2016 financing. If we are unable to obtain the consent of this Investor in connection with future financings, we may be unable to raise additional capital on acceptable terms, or at all. If external financing sources are not available in a timely manner or at all, or are inadequate to fund our operations, it could materially harm our financial condition and results of operation. Additionally, we may not have the time or resources available to seek stockholder approval (if required pursuant to applicable NYSE MKT rules and requirements) for such transactions which may result in the issuance of more than 20% of our outstanding common stock. As such, we may instead rely on an exemption from the NYSE MKT stockholder approval rules which allows an NYSE MKT listed company an exemption from such rules when a delay in securing stockholder approval would seriously jeopardize the financial viability of the company. Consequently, our stockholders may not be offered the ability to approve transactions we may undertake in the future, including those transactions which would ordinarily require stockholder approval under applicable NYSE MKT rules and regulations, and/or those transactions which would result in substantial dilution to existing stockholders.

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We require significant additional financing to continue as a going concern and pay outstanding liabilities and our lack of available funding raises questions regarding our ability to continue as a going concern.

Due to the nature of oil and gas interests, i.e., that rates of production generally decline over time as oil and gas reserves are depleted, if we are unable to drill additional wells and develop our proved undeveloped reserves (PUDs), either because we are unable to raise sufficient funding for such development activities, or otherwise, or in the event we are unable to acquire additional operating properties; we believe that our revenues will continue to decline over time. Furthermore, in the event we are unable to raise additional funding in the future, we will not be able to participate with Earthstone Energy, Inc. in the drilling of planned additional wells, will not be able to complete other drilling and/or workover activities, and may not be able to make required payments on our outstanding liabilities, including amounts owed on the Letter Loan Agreement with Louise H. Rogers (as amended and modified to date, the “Rogers Loan”). Therefore, in the event we do not raise additional funding in the future we will be forced to scale back our business plan, sell or liquidate assets to satisfy outstanding debts and/or take other steps which may include seeking bankruptcy protection.

These conditions raise substantial doubt about our ability to continue as a going concern for the next twelve months. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern. The financial statements incorporated by reference herein also include a going concern footnote from our auditors.

Additionally, due to our need for immediate funding, in the event we do not receive the full amount of the proceeds expected under the Securities Purchase Agreement and Stock Purchase Agreement entered into in April 2016 due to the failure to satisfy any of the conditions to receive such proceeds, we may be forced to raise capital through the sale of debt (subordinated to IBC) or equity in the near term. In order to issue additional securities, we must, subject to certain exceptions, obtain the consent of the Investor in our April 2016 financing. If we are unable to obtain the consent of this Investor in connection with future financings, we may be unable to raise additional capital on acceptable terms, or at all. If external financing sources are not available in a timely manner or at all, or are inadequate to fund our operations, it could materially harm our financial condition and results of operation. We may not have the time or resources available to seek stockholder approval (if required pursuant to applicable NYSE MKT rules and requirements) for such transactions which may result in the issuance of more than 20% of our outstanding common stock. As such, we may instead rely on an exemption from the NYSE MKT stockholder approval rules which allows an NYSE MKT listed company an exemption from such rules when a delay in securing stockholder approval would seriously jeopardize the financial viability of the company. Consequently, our stockholders may not be offered the ability to approve transactions we may undertake in the future, including those transactions which would ordinarily require stockholder approval under applicable NYSE MKT rules and regulations, and/or those transactions which would result in substantial dilution to existing stockholders.

In the event we are unable to raise funding in the future or complete a business combination or similar transaction in the near term, we will not be able to pay our liabilities. In the event we are unable to raise adequate funding in the future for our operations and to pay our outstanding debt obligations or in the event we fail to enter into a business combination or similar transaction, we would be forced to liquidate our assets (or our creditors may undertake a foreclosure of such assets in order to satisfy amounts we owe to such creditors) or may be forced to seek bankruptcy protection, which could result in the value of our outstanding securities declining in value or becoming worthless.

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We are subject to production declines and loss of revenue due to shut-in wells.

The majority of our production revenues come from a small number of producing wells. In the event those wells are required to be shut-in (as they were for various periods in the past), our production and revenue could be adversely effected. Our wells are shut-in from time-to-time for maintenance, workovers, upgrades and other matters outside of our control, including repairs, adverse weather (including hurricanes, flooding and tropical storms), inability to dispose of produced water or other regulatory and market conditions. Any significant period where our wells, and especially our top producing wells, are shut-in, would have a material adverse effect on our results of production, revenues and net income or loss for the applicable period.

Many of our leases are in areas that have been partially depleted or drained by offset wells.

Many of our leases are in areas that have been partially depleted or drained by offset drilling. Interference from offset drilling may inhibit our ability to find or recover commercial quantities of oil and/or may result in an acceleration in the decline in production of our wells, which may in turn have an adverse effect on our recovered barrels of oil and consequently our results of operations.

Crude oil and natural gas prices are highly volatile in general and low prices will negatively affect our financial results.

Our revenues, operating results, profitability, cash flow, future rate of growth and ability to borrow funds or obtain additional capital, as well as the carrying value of our oil and natural gas properties, are substantially dependent upon prevailing prices of crude oil and natural gas. Lower crude oil and natural gas prices also may reduce the amount of crude oil and natural gas that we can produce economically. Historically, the markets for crude oil and natural gas have been very volatile, and such markets are likely to continue to be volatile in the future. Prices for oil and natural gas fluctuate widely in response to a variety of factors beyond our control, such as:

●	overall U.S. and global economic conditions;
●	weather conditions and natural disasters;
●	seasonal variations in oil and natural gas prices;
●	price and availability of alternative fuels;
●	technological advances affecting oil and natural gas production and consumption;
●	consumer demand;
●	domestic and foreign supply of oil and natural gas;
●	variations in levels of production;
●	regional price differentials and quality differentials of oil and natural gas; price and quantity of foreign imports of oil, NGLs and natural gas;
●	the completion of large domestic or international exploration and production projects;
●	restrictions on exportation of our oil and natural gas;
●	the availability of refining capacity;
●	the impact of energy conservation efforts;
●	political conditions in or affecting other oil producing and natural gas producing countries, including the current conflicts in the Middle East and conditions in South America and Russia; and
●	domestic and foreign governmental regulations, actions and taxes.

Further, oil and natural gas prices do not necessarily fluctuate in direct relation to each other. Our revenue, profitability, and cash flow depend upon the prices of supply and demand for oil and natural gas, and a drop in prices can significantly affect our financial results and impede our growth. In particular, declines in commodity prices may:

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●	negatively impact the value of our reserves, because declines in oil and natural gas prices would reduce the value and amount of oil and natural gas that we can produce economically;
●	reduce the amount of cash flow available for capital expenditures, repayment of indebtedness, and other corporate purposes; and
●	limit our ability to borrow money or raise additional capital.

We may have difficulty managing growth in our business, which could have a material adverse effect on our business, financial condition and results of operations and our ability to execute our business plan in a timely fashion.

Because of our small size, growth in accordance with our business plans, if achieved, will place a significant strain on our financial, technical, operational and management resources. If we expand our activities, development and production, and increase the number of projects we are evaluating or in which we participate, there will be additional demands on our financial, technical and management resources. The failure to continue to upgrade our technical, administrative, operating and financial control systems or the occurrence of unexpected expansion difficulties, including the inability to recruit and retain experienced managers, geoscientists, petroleum engineers and landmen could have a material adverse effect on our business, financial condition and results of operations and our ability to execute our business plan in a timely fashion.

We face intense competition.

We are in direct competition for properties with numerous oil and natural gas companies, drilling and income programs and partnerships exploring various areas of Texas. Many competitors are large, well-known energy companies, although no single entity dominates the industry. Many of our competitors possess greater financial and personnel resources enabling them to identify and acquire more economically desirable energy producing properties and drilling prospects than us. Additionally, there is competition from other fuel choices to supply the energy needs of consumers and industry. Management believes that a viable marketplace exists for smaller producers of natural gas and crude oil.

Our competitors may use superior technology and data resources that we may be unable to afford or that would require a costly investment by us in order to compete with them more effectively.

Our industry is subject to rapid and significant advancements in technology, including the introduction of new products and services using new technologies and databases. As our competitors use or develop new technologies, we may be placed at a competitive disadvantage, and competitive pressures may force us to implement new technologies at a substantial cost. In addition, many of our competitors will have greater financial, technical and personnel resources that allow them to enjoy technological advantages and may in the future allow them to implement new technologies before we can. We cannot be certain that we will be able to implement technologies on a timely basis or at a cost that is acceptable to us. One or more of the technologies that we will use or that we may implement in the future may become obsolete, and we may be adversely affected.

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Our subsidiary currently owes significant funds under an outstanding promissory note, the repayment of which is secured by a first priority security interest in substantially all of our subsidiary’s assets.

Effective on August 13, 2013, we entered into the Rogers Loan, as described in greater detail under “Note 6 – Notes Payable” to our unaudited consolidated financial statements included in “Part 1. Financial Statements” – “Item 1. Financial Statements”, in our Quarterly Report on Form 10-Q filed February 16, 2016, which is incorporated herein by reference. The maturity date of the Rogers Loan is currently October 31, 2016. We have also (i) transferred all of our oil and gas interests and equipment existing as of December 16, 2015 (the “CATI Properties”) to our newly formed wholly-owned Texas subsidiary, CATI; (ii) clarified that following the transfer, Rogers has no right to foreclose upon us (at the Nevada corporate parent level) upon the occurrence of an event of default under the Rogers Loan, and that instead Rogers can only take action against CATI and the CATI Properties; and (iii) required Rogers to release all UCC and other security filings on us (provided that Rogers is allowed to file the same filings on CATI and its assets). Finally, we have entered into an Assignment, Novation, and Assumption Agreement (the “Assignment Agreement”). Pursuant to the Assignment Agreement, we assigned our obligations under the Rogers Loan and related loan documents, to CATI, as if CATI had originally been a party thereto, CATI agreed to assume such obligations and to take whatever actions requested by Rogers in order for Rogers to secure the amounts owed under the Rogers Note, and Rogers agreed to release us (at the parent company level) from any obligations under the Rogers Loan and related loan documents, other than under the amendment above. Notwithstanding the above, we do not have sufficient funds to repay the Rogers Loan. In the event of the default in the payment when due of the amounts owed under the Rogers Loan, as amended, Rogers may seek to secure her interest pursuant to the aforementioned security rights in CATI and the CATI Properties. If CATI is in default of the Rogers Loan, Rogers can take certain actions under the Rogers Loan, including demanding immediate repayment of all amounts outstanding or initiating foreclosure proceedings against CATI and the CATI Properties. As the Rogers Loan is secured by substantially all of the CATI Properties, Rogers (or where applicable, her agent) can foreclose on the CATI Properties which would cause us to significantly curtail or cease operations. Because our ownership interest in CATI currently constitutes significantly all of our assets, a foreclosure on the CATI Properties could cause the value of our securities to decline or become worthless. Additionally, as a result of the above, CATI may be forced to seek bankruptcy protection.

The future occurrence or continuance of an event of default under the Rogers Loan or the acceleration of amounts owed thereunder could have a material adverse effect on us and our financial condition.

The Rogers Loan and note issued in connection therewith include standard and customary events of default. Upon the occurrence of an event of default, Rogers may declare the entire unpaid balance (as well as any interest, fees and expenses) immediately due and payable. Funding to repay such amounts, if required by Rogers, may not be available timely, on favorable terms, if at all, and if Rogers were to require immediate repayment of the amounts owed, it would likely have a material adverse effect on our results of operations, financial condition and the value of our common stock.

We may not timely receive funds under the April 2016 Securities Purchase Agreement and Stock Purchase Agreement and/or may not receive such funds at all.

Pursuant to our April 2016 Securities Purchase Agreement and Stock Purchase Agreement, we may not receive up to $14.5 million in proceeds if the Acquisition does not close, stockholder approval of Proposals Three and Four in this proxy statement is not obtained, certain equity conditions are not met, or there is not an effective registration statement covering the common stock underlying the securities issued or to be issued to the Investor. In the event that we do not timely receive funds under the April 2016 Securities Purchase Agreement and Stock Purchase Agreement, and/or we do not receive such funds at all, it will have a material adverse effect on our ability to satisfy our liabilities and could force us to curtail our operations or seek bankruptcy protection, which could result in the value of our securities declining in value or becoming worthless.

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We have various outstanding Convertible Promissory Notes which are convertible into shares of our common stock at a discount to our current market price.

Through the Record Date we have sold or agreed to sell $3,000,000 in Convertible Promissory Notes. The Convertible Promissory Notes issued under the Line of Credit are due and payable on October 1, 2016, the Convertible Promissory Notes issued under the Note Purchase Agreement are due and payable on the anniversary of their respective issuance dates, and the Convertible Promissory Notes issued under the Line of Credit Amendment are due and payable on April 11, 2017 unless otherwise agreed between the parties. The Convertible Promissory Notes accrue interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allow the holder thereof the right to convert the principal and interest due thereunder into our common stock at a conversion price of $1.50 per share with respect to the Silver Star Notes and the Convertible Promissory Notes issuable under the Note Purchase Agreement and at a conversion price of $3.25 per share with respect to the Convertible Promissory Notes issuable under the Line of Credit Amendment, provided that any conversion is subject to us first receiving approval for the issuance of shares of our common stock under the Convertible Promissory Notes under applicable NYSE MKT rules and regulations (“NYSE Approval”). Each conversion is also subject to a per holder 9.99% ownership limitation upon conversion. We have the right to prepay the Convertible Promissory Notes. The Convertible Promissory Notes include customary events of default for facilities of similar nature and size. Upon the conversion of the Convertible Promissory Notes (which are limited to 19.9% of our outstanding shares prior to shareholder approval for such issuances, approximately 289,398 shares of common stock), the notes will be convertible into a significant number of shares of our common stock at $1.50 per share or $3.25 per share, as applicable, which is a discount to the current trading price of our common stock as of the Record Date. As a result, any conversion of the Convertible Promissory Notes and sale of shares of common stock issuable in connection with the conversion thereof will likely cause the value of our common stock, if any, to decline in value, as described in greater detail under the Risk Factors below.

The issuance and sale of common stock upon conversion of the Convertible Promissory Notes, the Debenture and, if the proposals in this proxy statement are approved by stockholders, the other convertible securities to be issued, may depress the market price of our common stock.

If there are sequential conversions of the Convertible Promissory Notes, the Debenture and, if the proposals in this proxy statement are approved by stockholders, the other convertible securities to be issued, and sales of such converted shares take place, the price of our common stock may decline. The shares of common stock issuable upon conversion of these securities may be sold without restriction after the applicable holding period under Rule 144 has elapsed. In addition, we have agreed to file resale registration statements for the shares of common stock issuable upon conversion of the Debenture and related warrant, Series C Preferred Stock and related warrant, and certain of the Convertible Promissory Notes and related warrants subject to certain conditions, which will make those shares freely tradable when the registration statements become effective. As a result, the sale of these shares may adversely affect the market price of our common stock.

In addition, the common stock issuable upon conversion of these convertible securities may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a company’s stock in the market than there is demand for that stock. When this happens the price of the company’s stock will decrease, and any additional shares which shareholders attempt to sell in the market will only further decrease the share price. The Convertible Promissory Notes are currently convertible into shares of our common stock at a discount to the current market price of our common stock as described above, and such discount to market provides the holders with the ability to sell their common stock at or below market and still make a profit. In the event of such overhang, the note holders will have an incentive to sell their common stock as quickly as possible. If the share volume of our common stock cannot absorb the discounted shares, then the value of our common stock will likely decrease.

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The issuance of common stock upon conversion of the Convertible Notes and other convertible securities will cause immediate and substantial dilution.

The issuance of common stock upon conversion of the Convertible Notes and other convertible securities will result in immediate and substantial dilution to the interests of other stockholders.

Restrictions on drilling activities intended to protect certain species of wildlife may adversely affect our ability to conduct drilling activities in some of the areas where we operate.

Oil and natural gas operations in our operating areas can be adversely affected by seasonal or permanent restrictions on drilling activities designed to protect various wildlife. Seasonal restrictions may limit our ability to operate in protected areas and can intensify competition for drilling rigs, oilfield equipment, services, supplies and qualified personnel, which may lead to periodic shortages when drilling is allowed. These constraints and the resulting shortages or high costs could delay our operations and materially increase our operating and capital costs. Permanent restrictions imposed to protect endangered species could prohibit drilling in certain areas or require the implementation of expensive mitigation measures. Specifically, applicable laws protecting endangered species prohibit the harming of endangered or threatened species, provide for habitat protection, and impose stringent penalties for noncompliance. The designation of previously unprotected species as threatened or endangered in areas where we operate could cause us to incur increased costs arising from species protection measures or could result in limitations, delays, or prohibitions on our exploration and production activities that could have an adverse impact on our ability to develop and produce our reserves.

The derivatives legislation adopted by Congress, and implementation of that legislation by federal agencies, could have an adverse impact on our ability to hedge risks associated with our business.

On July 21, 2010, President Obama signed into law the Dodd-Frank Wall Street Reform and Consumer Protection Act, the Dodd-Frank Act, which, among other things, sets forth the new framework for regulating certain derivative products including the commodity hedges of the type that we may elect to use, but many aspects of this law are subject to further rulemaking and will take effect over several years. As a result, it is difficult to anticipate the overall impact of the Dodd-Frank Act on our ability or willingness to enter into and maintain such commodity hedges and the terms of such hedges. There is a possibility that the Dodd-Frank Act could have a substantial and adverse impact on our ability to enter into and maintain these commodity hedges. In particular, the Dodd-Frank Act could result in the implementation of position limits and additional regulatory requirements on derivative arrangements, which could include new margin, reporting and clearing requirements. In addition, this legislation could have a substantial impact on our counterparties and may increase the cost of our derivative arrangements in the future. If these types of commodity hedges become unavailable or uneconomic, our commodity price risk could increase, which would increase the volatility of revenues and may decrease the amount of credit available to us. Any limitations or changes in our use of derivative arrangements could also materially affect our future ability to conduct acquisitions.

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If we do not hedge our exposure to reductions in oil and natural gas prices, we may be subject to significant reductions in prices. Alternatively, we may use oil and natural gas price hedging contracts, which involve credit risk and may limit future revenues from price increases and result in significant fluctuations in our profitability.

In the event that we choose not to hedge our exposure to reductions in oil and natural gas prices by purchasing futures and by using other hedging strategies, we may be subject to significant reduction in prices which could have a material negative impact on our profitability. Alternatively, we may elect to use hedging transactions with respect to a portion of our oil and natural gas production to achieve more predictable cash flow and to reduce our exposure to price fluctuations. While the use of hedging transactions limits the downside risk of price declines, their use also may limit future revenues from price increases. Hedging transactions also involve the risk that the counterparty may be unable to satisfy its obligations.

Our operations are substantially dependent on the availability of water. Restrictions on our ability to obtain water may have an adverse effect on our financial condition, results of operations and cash flows.

Water is an essential component of deep shale oil and natural gas production during both the drilling and hydraulic fracturing, or fracking processes. Our operations in West Texas could be adversely impacted if we are unable to locate sufficient amounts of water, or dispose of or recycle water used in our exploration and production operations. Currently, the quantity of water required in certain completion operations, such as hydraulic fracturing, and changing regulations governing usage may lead to water constraints and supply concerns (particularly in some parts of the country). As a result, future availability of water from certain sources used in the past may be limited. Moreover, the imposition of new environmental initiatives and conditions could include restrictions on our ability to conduct certain operations such as hydraulic fracturing or disposal of waste, including, but not limited to, produced water, drilling fluids and other wastes associated with the exploration, development or production of oil and natural gas. The federal Clean Water Act, or CWA and analogous state laws impose restrictions and strict controls regarding the discharge of pollutants, including produced waters and other oil and natural gas waste, into navigable waters or other regulated federal and state waters. Permits or other approvals must be obtained to discharge pollutants to regulated waters and to conduct construction activities in such waters and wetlands. Uncertainty regarding regulatory jurisdiction over wetlands and other regulated waters has, and will continue to, complicate and increase the cost of obtaining such permits or other approvals. The CWA and analogous state laws provide for civil, criminal and administrative penalties for any unauthorized discharges of pollutants and unauthorized discharges of reportable quantities of oil and other hazardous substances. Many state discharge regulations, and the Federal National Pollutant Discharge Elimination System General permits issued by the EPA, prohibit the discharge of produced water and sand, drilling fluids, drill cuttings and certain other substances related to the oil and natural gas industry into coastal waters. While generally exempt under federal programs, many state agencies have also adopted regulations requiring certain oil and natural gas exploration and production facilities to obtain permits for storm water discharges. In October 2011, the EPA announced its intention to develop federal pretreatment standards for wastewater discharges associated with hydraulic fracturing activities. If adopted, the pretreatment rules will require coalbed methane and shale gas operations to pretreat wastewater before transferring it to treatment facilities Some states have banned the treatment of fracturing wastewater at publicly owned treatment facilities. There has been recent nationwide concern over earthquakes associated with Class II underground injection control wells, a predominant storage method for crude oil and gas wastewater. It is likely that new rules and regulations will be developed to address these concerns, possibly eliminating access to Class II wells in certain locations, and increasing the cost of disposal in others. Finally, the EPA study noted above has focused and will continue to focus on various stages of water use in hydraulic fracturing operations. It is possible that, following the conclusion of the EPA’s study, the agency will move to more strictly regulate the use of water in hydraulic fracturing operations. While we cannot predict the impact that these changes may have on our business at this time, they may be material to our business, financial condition, and operations. Compliance with environmental regulations and permit requirements governing the withdrawal, storage and use of surface water or groundwater necessary for hydraulic fracturing of wells or the disposal or recycling of water will increase our operating costs and may cause delays, interruptions or termination of our operations, the extent of which cannot be predicted. In addition, our inability to meet our water supply needs to conduct our completion operations may impact our business, and any such future laws and regulations could negatively affect our financial condition, results of operations and cash flows.

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If we acquire crude oil and natural gas properties in the future, our failure to fully identify existing and potential problems, to accurately estimate reserves, production rates or costs, or to effectively integrate the acquired properties into our operations could materially and adversely affect our business, financial condition and results of operations.

From time to time, we seek to acquire crude oil and natural gas properties. Although we perform reviews of properties to be acquired in a manner that we believe is duly diligent and consistent with industry practices, reviews of records and properties may not necessarily reveal existing or potential problems, and may not permit us to become sufficiently familiar with the properties in order to fully assess their deficiencies and potential. Even when problems with a property are identified, we may assume environmental and other risks and liabilities in connection with acquired properties pursuant to the acquisition agreements. Moreover, there are numerous uncertainties inherent in estimating quantities of crude oil and natural gas reserves (as discussed further below), actual future production rates and associated costs with respect to acquired properties. Actual reserves, production rates and costs may vary substantially from those assumed in our estimates. We may be unable to locate or make suitable acquisitions on acceptable terms and future acquisitions may not be effectively and profitably integrated. Acquisitions involve risks that could divert management resources and/or result in the possible loss of key employees and customers of the acquired operations. For the reasons above, among others, an acquisition may have a material and adverse effect on our business and results of operations, particularly during the periods in which the operations of the acquired properties are being integrated into our ongoing operations or if we are unable to effectively integrate the acquired properties into our ongoing operations.

If we make any acquisitions or enter into any business combinations in the future, they may disrupt or have a negative impact on our business.

If we make acquisitions or enter into any business combinations in the future, funding permitting, we could have difficulty integrating the acquired companies’ assets, personnel and operations with our own. Additionally, acquisitions, mergers or business combinations we may enter into in the future could result in a change of control of the Company, and a change in the Board of Directors or officers of the Company. In addition, the key personnel of the acquired business may not be willing to work for us. We cannot predict the effect expansion may have on our core business. Regardless of whether we are successful in making an acquisition or completing a business combination, the negotiations could disrupt our ongoing business, distract our management and employees and increase our expenses. In addition to the risks described above, acquisitions and business combinations are accompanied by a number of inherent risks, including, without limitation, the following:

●	the difficulty of integrating acquired companies, concepts and operations;
●	the potential disruption of the ongoing businesses and distraction of our management and the management of acquired companies;
●	difficulties in maintaining uniform standards, controls, procedures and policies;
●	the potential impairment of relationships with employees and partners as a result of any integration of new management personnel;
●	the potential inability to manage an increased number of locations and employees;
●	our ability to successfully manage the companies and/or concepts acquired;
●	the failure to realize efficiencies, synergies and cost savings; or
●	the effect of any government regulations which relate to the business acquired.

Our business could be severely impaired if and to the extent that we are unable to succeed in addressing any of these risks or other problems encountered in connection with an acquisition or business combination, many of which cannot be presently identified. These risks and problems could disrupt our ongoing business, distract our management and employees, increase our expenses and adversely affect our results of operations.

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Any acquisition or business combination transaction we enter into in the future could cause substantial dilution to existing stockholders, result in one party having majority or significant control over the Company or result in a change in business focus of the Company.

We depend significantly upon the continued involvement of our present management.

We depend to a significant degree upon the involvement of our management, specifically, our Chief Executive Officer and director, Anthony C. Schnur, who is in charge of our strategic planning and operations. Our performance and success are dependent to a large extent on the efforts and continued employment of Mr. Schnur. We do not believe that Mr. Schnur could be quickly replaced with personnel of equal experience and capabilities, and his successor(s) may not be as effective. If Mr. Schnur or any of our other key personnel resign or become unable to continue in their present roles and if they are not adequately replaced, our business operations could be adversely affected.

We have an active Board of Directors that meets several times throughout the year and is intimately involved in our business and the determination of our operational strategies. Members of our Board of Directors work closely with management to identify potential prospects, acquisitions and areas for further development. If any of our directors resign or become unable to continue in their present role, it may be difficult to find replacements with the same knowledge and experience and as a result, our operations may be adversely affected.

Certain of our undeveloped leasehold assets are subject to leases that will expire over the next several years unless production is established on units containing the acreage.

Leases on natural gas and oil properties typically have a term of three to five years, after which they expire unless, prior to expiration, a well is drilled and production of hydrocarbons in paying quantities is established. If our leases expire and we are unable to renew the leases, we will lose our right to develop the related properties. Although we seek to actively manage our undeveloped properties, our drilling plans for these areas are subject to change based upon various factors, including drilling results, natural gas and oil prices, the availability and cost of capital, drilling and production costs, availability of drilling services and equipment, gathering system and pipeline transportation constraints and regulatory approvals.

Our business is subject to extensive regulation.

As many of our activities are subject to federal, state and local regulation, and as these rules are subject to constant change or amendment, our operations may be adversely affected by new or different government regulations, laws or court decisions applicable to our operations.

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Government regulation and liability for environmental matters may adversely affect our business and results of operations.

Crude oil and natural gas operations are subject to extensive federal, state and local government regulations, which may be changed from time to time. Matters subject to regulation include discharge permits for drilling operations, drilling bonds, reports concerning operations, the spacing of wells, unitization and pooling of properties and taxation. From time to time, regulatory agencies have imposed price controls and limitations on production by restricting the rate of flow of crude oil and natural gas wells below actual production capacity in order to conserve supplies of crude oil and natural gas. There are federal, state and local laws and regulations primarily relating to protection of human health and the environment applicable to the development, production, handling, storage, transportation and disposal of crude oil and natural gas, byproducts thereof and other substances and materials produced or used in connection with crude oil and natural gas operations. In addition, we may inherit liability for environmental damages caused by previous owners of property we purchase or lease. As a result, we may incur substantial liabilities to third parties or governmental entities. The implementation of new, or the modification of existing, laws or regulations could have a material adverse effect on us.

Future increases in our tax obligations; either due to increases in taxes on energy products, energy service companies and exploration activities or reductions in currently available federal income tax deductions with respect to oil and natural gas exploration and development, may adversely affect our results of operations and increase our operating expenses.

Federal, state and local governments have jurisdiction in areas where we operate and impose taxes on the oil and natural gas products we sell. There are constant discussions by federal, state and local officials concerning a variety of energy tax proposals, some of which, if passed, would add or increase taxes on energy products, service companies and exploration activities. Additionally, the current administration has proposed legislation which would make significant changes to federal tax laws, including the elimination of certain key United States federal income tax incentives currently available to oil and natural gas exploration and production companies. These proposed changes include, but are not limited to: (1) the repeal of the percentage depletion allowance for oil and natural gas properties, (2) the elimination of current deductions for intangible drilling and development costs, (3) the elimination of the deduction for certain domestic production activities, and (4) an extension of the amortization period for certain geological and geophysical expenditures. It is unclear whether any such changes will be enacted into law or how soon any such changes could become effective in the event they were enacted into law. The passage of any legislation as a result of these proposals or any other changes in U.S. federal income tax laws could impact or increase the taxes that we are required to pay and consequently adversely affect our results of operations and/or increase our operating expenses.

The crude oil and natural gas reserves we report in our SEC filings are estimates and may prove to be inaccurate.

There are numerous uncertainties inherent in estimating crude oil and natural gas reserves and their estimated values. The reserves we report in our filings with the SEC now and in the future will only be estimates and such estimates may prove to be inaccurate because of these uncertainties. Reservoir engineering is a subjective and inexact process of estimating underground accumulations of crude oil and natural gas that cannot be measured in an exact manner. Estimates of economically recoverable crude oil and natural gas reserves depend upon a number of variable factors, such as historical production from the area compared with production from other producing areas and assumptions concerning effects of regulations by governmental agencies, future crude oil and natural gas prices, future operating costs, severance and excise taxes, development costs and work-over and remedial costs. Some or all of these assumptions may in fact vary considerably from actual results. For these reasons, estimates of the economically recoverable quantities of crude oil and natural gas attributable to any particular group of properties, classifications of such reserves based on risk of recovery, and estimates of the future net cash flows expected therefrom prepared by different engineers or by the same engineers but at different times may vary substantially. Accordingly, reserve estimates may be subject to downward or upward adjustment. Actual production, revenue and expenditures with respect to our reserves will likely vary from estimates, and such variances may be material.

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Additionally, “probable” and “possible reserve estimates” estimates are considered unproved reserves and as such, the SEC views such estimates to be inherently unreliable, may be misunderstood or seen as misleading to investors that are not “experts” in the oil or natural gas industry. Unless you have such expertise, you should not place undue reliance on these estimates. Except as required by applicable law, we undertake no duty to update this information and do not intend to update this information.

The calculated present value of future net revenues from our proved reserves will not necessarily be the same as the current market value of our estimated oil and natural gas reserves.

You should not assume that the present value of future net cash flows as included in our public filings is the current market value of our estimated proved oil and natural gas reserves. We generally base the estimated discounted future net cash flows from proved reserves on current costs held constant over time without escalation and on commodity prices using an unweighted arithmetic average of first-day-of-the-month index prices, appropriately adjusted, for the 12-month period immediately preceding the date of the estimate. Actual future prices and costs may be materially higher or lower than the prices and costs used for these estimates and will be affected by factors such as:

●	actual prices we receive for oil and natural gas;
●	actual cost and timing of development and production expenditures;
●	the amount and timing of actual production; and
●	changes in governmental regulations or taxation.

In addition, the 10% discount factor that is required to be used to calculate discounted future net revenues for reporting purposes under GAAP is not necessarily the most appropriate discount factor based on the cost of capital in effect from time to time and risks associated with our business and the oil and natural gas industry in general.

Crude oil and natural gas development, re-completion of wells from one reservoir to another reservoir, restoring wells to production and exploration, drilling and completing new wells are speculative activities and involve numerous risks and substantial and uncertain costs.

Our growth will be materially dependent upon the success of our future development program. Even considering our business philosophy to avoid wildcat wells, drilling for crude oil and natural gas and reworking existing wells involves numerous risks, including the risk that no commercially productive crude oil or natural gas reservoirs will be encountered. The cost of exploration, drilling, completing and operating wells is substantial and uncertain, and drilling operations may be curtailed, delayed or cancelled as a result of a variety of factors beyond our control, including: unexpected drilling conditions; pressure or irregularities in formations; equipment failures or accidents; inability to obtain leases on economic terms, where applicable; adverse weather conditions and natural disasters; compliance with governmental requirements; and shortages or delays in the availability of drilling rigs or crews and the delivery of equipment. Furthermore, we cannot provide investors with any assurance that we will be able to obtain rights to additional producing properties in the future and/or that any properties we obtain rights to will contain commercially exploitable quantities of oil and/or gas.

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Drilling or reworking is a highly speculative activity. Even when fully and correctly utilized, modern well completion techniques such as hydraulic fracturing and horizontal drilling do not guarantee that we will find crude oil and/or natural gas in our wells. Hydraulic fracturing involves pumping a fluid with or without particulates into a formation at high pressure, thereby creating fractures in the rock and leaving the particulates in the fractures to ensure that the fractures remain open, thereby potentially increasing the ability of the reservoir to produce oil or natural gas. Horizontal drilling involves drilling horizontally out from an existing vertical well bore, thereby potentially increasing the area and reach of the well bore that is in contact with the reservoir. Our future drilling activities may not be successful and, if unsuccessful, such failure would have an adverse effect on our future results of operations and financial condition. Our overall drilling success rate and/or our drilling success rate for activities within a particular geographic area may decline in the future. We may identify and develop prospects through a number of methods, some of which do not include lateral drilling or hydraulic fracturing, and some of which may be unproven. The drilling and results for these prospects may be particularly uncertain. Our drilling schedule may vary from our capital budget. The final determination with respect to the drilling of any scheduled or budgeted prospects will be dependent on a number of factors, including, but not limited to: the results of previous development efforts and the acquisition, review and analysis of data; the availability of sufficient capital resources to us and the other participants, if any, for the drilling of the prospects; the approval of the prospects by other participants, if any, after additional data has been compiled; economic and industry conditions at the time of drilling, including prevailing and anticipated prices for crude oil and natural gas and the availability of drilling rigs and crews; our financial resources and results; the availability of leases and permits on reasonable terms for the prospects; and the success of our drilling technology.

These projects may not be successfully developed and the wells discussed, if drilled, may not encounter reservoirs of commercially productive crude oil or natural gas. There are numerous uncertainties in estimating quantities of proved reserves, including many factors beyond our control. If we are unable to find commercially exploitable quantities of oil and natural gas in any properties we may acquire in the future, and/or we are unable to commercially extract such quantities we may find in any properties we may acquire in the future, the value of our securities may decline in value.

Because of the inherent dangers involved in oil and gas exploration, there is a risk that we may incur liability or damages as we conduct our business operations, which could force us to expend a substantial amount of money in connection with litigation and/or a settlement.

The oil and natural gas business involves a variety of operating hazards and risks such as well blowouts, pipe failures, casing collapse, explosions, uncontrollable flows of oil, natural gas or well fluids, fires, spills, pollution, releases of toxic gas and other environmental hazards and risks. These hazards and risks could result in substantial losses to us from, among other things, injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental damage, cleanup responsibilities, regulatory investigation and penalties and suspension of operations. In addition, we may be liable for environmental damages caused by previous owners of property purchased and leased by us in the future. As a result, substantial liabilities to third parties or governmental entities may be incurred, the payment of which could reduce or eliminate the funds available for the purchase of properties and/or property interests, exploration, development or acquisitions or result in the loss of our properties and/or force us to expend substantial monies in connection with litigation or settlements. As such, our current insurance or the insurance that we obtain in the future may not be adequate to cover any losses or liabilities. We cannot predict the availability of insurance or the availability of insurance at premium levels that justify our purchase. The occurrence of a significant event not fully insured or indemnified against could materially and adversely affect our financial condition and operations. We may elect to self-insure if management believes that the cost of insurance, although available, is excessive relative to the risks presented. In addition, pollution and environmental risks generally are not fully insurable. The occurrence of an event not fully covered by insurance could have a material adverse effect on our financial condition and results of operations, which could lead to any investment in us declining in value or becoming worthless.

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Unless we replace our oil and natural gas reserves, our reserves and production will decline, which would adversely affect our business, financial condition and results of operations.

The rate of production from our oil and natural gas properties will decline as our reserves are depleted. Our future oil and natural gas reserves and production and, therefore, our income and cash flow, are highly dependent on our success in (a) efficiently developing and exploiting our current reserves on properties owned by us or by other persons or entities and (b) economically finding or acquiring additional oil and natural gas properties. In the future, we may have difficulty acquiring new properties. During periods of low oil and/or natural gas prices, it will become more difficult to raise the capital necessary to finance expansion activities. If we are unable to replace our production, our reserves will decrease, and our business, financial condition and results of operations would be adversely affected.

The unavailability or high cost of drilling rigs, completion equipment and services, supplies and personnel, including hydraulic fracturing equipment and personnel, could adversely affect our ability to establish and execute exploration and development plans within budget and on a timely basis, which could have a material adverse effect on our business, financial condition and results of operations.

Shortages or the high cost of drilling rigs, completion equipment and services, supplies or personnel could delay or adversely affect our operations. When drilling activity in the United States increases, associated costs typically also increase, including those costs related to drilling rigs, equipment, supplies and personnel and the services and products of other vendors to the industry. These costs may increase, and necessary equipment and services may become unavailable to us at economical prices. Should this increase in costs occur, we may delay drilling activities, which may limit our ability to establish and replace reserves, or we may incur these higher costs, which may negatively affect our business, financial condition and results of operations.

We incur certain costs to comply with government regulations, particularly regulations relating to environmental protection and safety, and could incur even greater costs in the future.

Our exploration, production and marketing operations are regulated extensively at the federal, state and local levels and are subject to interruption or termination by governmental and regulatory authorities based on environmental or other considerations. Moreover, we have incurred and will continue to incur costs in our efforts to comply with the requirements of environmental, safety and other regulations. Further, the regulatory environment in the oil and natural gas industry could change in ways that we cannot predict and that might substantially increase our costs of compliance and, in turn, materially and adversely affect our business, results of operations and financial condition.

Specifically, as an owner or lessee and operator of crude oil and natural gas properties, we are subject to various federal, state, local and foreign regulations relating to the discharge of materials into, and the protection of, the environment. These regulations may, among other things, impose liability on us for the cost of pollution cleanup resulting from operations, subject us to liability for pollution damages and require suspension or cessation of operations in affected areas. Moreover, we are subject to the United States (U.S.) Environmental Protection Agency’s (U.S. EPA) rule requiring annual reporting of greenhouse gas (GHG) emissions. Changes in, or additions to, these regulations could lead to increased operating and compliance costs and, in turn, materially and adversely affect our business, results of operations and financial condition.

We are aware of the increasing focus of local, state, national and international regulatory bodies on GHG emissions and climate change issues. In addition to the U.S. EPA’s rule requiring annual reporting of GHG emissions, we are also aware of legislation proposed by U.S. lawmakers to reduce GHG emissions.

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Additionally, there have been various proposals to regulate hydraulic fracturing at the federal level, including possible regulations limiting the ability to dispose of produced waters. Currently, the regulation of hydraulic fracturing is primarily conducted at the state level through permitting and other compliance requirements. Any new federal regulations that may be imposed on hydraulic fracturing could result in additional permitting and disclosure requirements (such as the reporting and public disclosure of the chemical additives used in the fracturing process) and in additional operating restrictions. In addition to the possible federal regulation of hydraulic fracturing, some states and local governments have considered imposing various conditions and restrictions on drilling and completion operations, including requirements regarding casing and cementing of wells, testing of nearby water wells, restrictions on the access to and usage of water and restrictions on the type of chemical additives that may be used in hydraulic fracturing operations. Such federal and state permitting and disclosure requirements and operating restrictions and conditions could lead to operational delays and increased operating and compliance costs and, moreover, could delay or effectively prevent the development of crude oil and natural gas from formations which would not be economically viable without the use of hydraulic fracturing.

We will continue to monitor and assess any new policies, legislation, regulations and treaties in the areas where we operate to determine the impact on our operations and take appropriate actions, where necessary. We are unable to predict the timing, scope and effect of any currently proposed or future laws, regulations or treaties, but the direct and indirect costs of such laws, regulations and treaties (if enacted) could materially and adversely affect our business, results of operations and financial condition.

Federal and state legislation and regulatory initiatives relating to hydraulic fracturing could result in increased costs and additional operating restrictions or delays.

Hydraulic fracturing is a common practice that is used to stimulate production of hydrocarbons from tight formations. The process involves the injection of water, sand and chemicals under pressure into rock formations to fracture the surrounding rock and stimulate production. There has been increasing public controversy regarding hydraulic fracturing with regard to the transportation and use of fracturing fluids, impacts on drinking water supplies, use of waters, and the potential for impacts to surface water, groundwater, air quality and the environment generally. A number of lawsuits and enforcement actions have been initiated implicating hydraulic fracturing practices. Additional legislation or regulation could make it more difficult to perform hydraulic fracturing, cause operational delays, increase our operating costs or make it easier for third parties opposing the hydraulic fracturing process to initiate legal proceedings. New legislation or regulations in the future could have the effect of prohibiting the use of hydraulic fracturing, which would prevent us from completing our wells as planned and would have a material adverse effect on production from our wells. If these legislative and regulatory initiatives cause a material delay or decrease in our drilling or hydraulic fracturing activities, our business and profitability could be materially impacted.

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Possible regulation related to global warming and climate change could have an adverse effect on our operations and demand for oil and gas.

Studies over recent years have indicated that emissions of certain gases may be contributing to warming of the Earth’s atmosphere. In response to these studies, governments have begun adopting domestic and international climate change regulations that require reporting and reductions of the emission of greenhouse gases. Methane, a primary component of natural gas, and carbon dioxide, a by-product of the burning of oil, natural gas and refined petroleum products, are considered greenhouse gases. In the United States, at the state level, many states, either individually or through multi-state regional initiatives, have begun implementing legal measures to reduce emissions of greenhouse gases, primarily through the planned development of emission inventories or regional greenhouse gas cap and trade programs or have begun considering adopting greenhouse gas regulatory programs. At the federal level, Congress has considered legislation that could establish a cap and trade system for restricting greenhouse gas emissions in the United States. The ultimate outcome of this federal legislative initiative remains uncertain. In addition to pending climate legislation, the EPA has issued greenhouse gas monitoring and reporting regulations. Beyond measuring and reporting, the EPA issued an “Endangerment Finding” under section 202(a) of the Clean Air Act, concluding that greenhouse gas pollution threatens the public health and welfare of current and future generations. The finding served as a first step to issuing regulations that require permits for and reductions in greenhouse gas emissions for certain facilities. Moreover, the EPA has begun regulating greenhouse gas emission from certain facilities pursuant to the Prevention of Significant Deterioration and Title V provisions of the Clean Air Act. In the courts, several decisions have been issued that may increase the risk of claims being filed by government entities and private parties against companies that have significant greenhouse gas emissions. Such cases may seek to challenge air emissions permits that greenhouse gas emitters apply for and seek to force emitters to reduce their emissions or seek damages for alleged climate change impacts to the environment, people, and property. Any existing or future laws or regulations that restrict or reduce emissions of greenhouse gases could require us to incur increased operating and compliance costs. In addition, such laws and regulations may adversely affect demand for the fossil fuels we produce, including by increasing the cost of combusting fossil fuels and by creating incentives for the use of alternative fuels and energy.

The lack of availability or high cost of drilling rigs, equipment, supplies, insurance, personnel and oilfield services could adversely affect our ability to execute our exploration and development plans on a timely basis and within our budget.

Our industry is cyclical and, from time to time, there is a shortage of drilling rigs, equipment, supplies or qualified personnel. During these periods, the costs and delivery times of rigs, equipment and supplies tend to increase, in some cases substantially. In addition, the demand for, and wage rates of, qualified drilling rig crews rise as the number of active rigs in service increases within a geographic area. If increasing levels of exploration and production result in response to strong prices of oil and natural gas, the demand for oilfield services will likely rise, and the costs of these services will likely increase, while the quality of these services may suffer. The future lack of availability or high cost of drilling rigs, as well as any future lack of availability or high costs of other equipment, supplies, insurance or qualified personnel, in the areas in which we operate could materially and adversely affect our business and results of operations.

Our officers and directors have limited liability, and we are required in certain instances to indemnify our officers and directors for breaches of their fiduciary duties.

We have adopted provisions in our Articles of Incorporation and Bylaws which limit the liability of our officers and directors and provide for indemnification by us of our officers and directors to the full extent permitted by Nevada corporate law. Our articles generally provide that our officers and directors shall have no personal liability to us or our stockholders for monetary damages for breaches of their fiduciary duties as directors, except for breaches of their duties of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, acts involving unlawful payment of dividends or unlawful stock purchases or redemptions, or any transaction from which a director derives an improper personal benefit. Such provisions substantially limit our stockholders’ ability to hold officers and directors liable for breaches of fiduciary duty, and may require us to indemnify our officers and directors.

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We currently have outstanding indebtedness and we may incur additional indebtedness which could reduce our financial flexibility, increase interest expense and adversely impact our operations and our unit costs.

We currently have outstanding indebtedness and in the future, we may incur significant amounts of additional indebtedness in order to make acquisitions or to develop our properties. Our level of indebtedness could affect our operations in several ways, including the following:

●	a significant portion of our cash flows could be used to service our indebtedness;
●	a high level of debt would increase our vulnerability to general adverse economic and industry conditions;
●	any covenants contained in the agreements governing our outstanding indebtedness could limit our ability to borrow additional funds,
●	dispose of assets, pay dividends and make certain investments;
●	a high level of debt may place us at a competitive disadvantage compared to our competitors that are less leveraged and, therefore, may be able to take advantage of opportunities that our indebtedness may prevent us from pursuing; and
●	debt covenants to which we may agree may affect our flexibility in planning for, and reacting to, changes in the economy and in our industry.

A high level of indebtedness increases the risk that we may default on our debt obligations. We may not be able to generate sufficient cash flows to pay the principal or interest on our debt, and future working capital, borrowings or equity financing may not be available to pay or refinance such debt. If we do not have sufficient funds and are otherwise unable to arrange financing, we may have to sell significant assets or have a portion of our assets foreclosed upon which could have a material adverse effect on our business, financial condition and results of operations.

Our CATI Properties are located in the Austin Chalk and Eagle Ford trends, making us vulnerable to risks associated with operating in one major geographic area.

Our CATI Properties are located in the Austin Chalk and Eagle Ford trends south, and southeast of San Antonio, Texas. As a result, we may be disproportionately exposed to the impact of delays or interruptions of production from wells caused by transportation capacity constraints, curtailment of production, availability of equipment, facilities, personnel or services, significant governmental regulation, natural disasters, adverse weather conditions, or interruption of transportation of oil or natural gas produced from the wells in this area. In addition, the effect of fluctuations on supply and demand may become more pronounced within specific geographic oil and gas producing areas such as the ones we operate in, which may cause these conditions to occur with greater frequency or magnify the effect of these conditions. Due to the concentrated nature of our portfolio of CATI Properties, a number of our CATI Properties could experience any of the same conditions at the same time, resulting in a relatively greater impact on our results of operations than they might have on other companies that have a more diversified portfolio of properties. Such delays or interruptions could have a material adverse effect on our financial condition and results of operations.

Servicing our debt requires a significant amount of cash, which we may not have available when payments are due.

Our ability to make scheduled payments of the principal of, to pay interest on or to refinance our indebtedness, will depend upon our future operating performance, which is subject to general economic and competitive conditions and to financial, business and other factors, many of which we cannot control. In the future, we may incur additional indebtedness in order to make future acquisitions or to develop our properties, including under our current liabilities. If we do not have sufficient funds on hand to pay our debt, we may be required to seek a waiver or amendment from our lenders, refinance our indebtedness, sell assets or sell additional securities. Our ability to refinance our indebtedness will depend on the capital markets and our financial condition at the time. We may not be able obtain such financing or complete such transactions on terms acceptable to us, or at all. In addition, we may not be able to consummate an asset sale to raise capital or sell assets at prices that we believe are fair, and proceeds that we do receive may not be adequate to meet any debt service obligations then due. Our failure to generate sufficient funds to pay our debts or to undertake any of these actions successfully could result in a default on our debt obligations, which would materially adversely affect our business, results of operations and financial condition.

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Future acquired properties may not be worth what we pay due to uncertainties in evaluating recoverable reserves and other expected benefits, as well as potential liabilities.

Successful property acquisitions require an assessment of a number of factors beyond our control. These factors include estimates of recoverable reserves, exploration potential, future natural gas and oil prices, operating costs, production taxes and potential environmental and other liabilities. These assessments are complex and inherently imprecise. Our review of the properties we acquire may not reveal all existing or potential problems. In addition, our review may not allow us to fully assess the potential deficiencies of the properties. We do not inspect every well, and even when we inspect a well we may not discover structural, subsurface, or environmental problems that may exist or arise. There may be threatened or contemplated claims against the assets or businesses we acquire related to environmental, title, regulatory, tax, contract, litigation or other matters of which we are unaware, which could materially and adversely affect our production, revenues and results of operations. We may not be entitled to contractual indemnification for pre-closing liabilities, including environmental liabilities, and our contractual indemnification may not be effective. At times, we acquire interests in properties on an “as is” basis with limited representations and warranties and limited remedies for breaches of such representations and warranties. In addition, significant acquisitions can change the nature of our operations and business if the acquired properties have substantially different operating and geological characteristics or are in different geographic locations than our existing properties.

We have limited control over activities in properties we do not operate, which could reduce our production and revenues, affect the timing and amounts of capital requirements and potentially result in a dilution of our respective ownership interest in the event we are unable to make any required capital contributions.

We do not operate all of the properties in which we have an interest. As a result, we may have a limited ability to exercise influence over normal operating procedures, expenditures or future development of underlying properties and their associated costs. For all of the properties that are operated by others, we are dependent on their decision-making with respect to day-to-day operations over which we have little control. The failure of an operator of wells in which we have an interest to adequately perform operations, or an operator’s breach of applicable agreements, could reduce production and revenues we receive from that well. The success and timing of our drilling and development activities on properties operated by others depend upon a number of factors outside of our control, including the timing and amount of capital expenditures, the available expertise and financial resources, the inclusion of other participants and the use of technology. Since we do not own the majority interest in many of the wells we do not operate, we may not be in a position to remove the operator in the event of poor performance.

The employment agreement of our Chief Executive Officer includes certain provisions which may prevent or delay a change of control.

Effective November 1, 2012, we entered into an Employment Agreement with Anthony C. Schnur, our Chief Executive Officer and Interim Chief Financial Officer, which agreement was amended and restated effective December 12, 2012. The agreement had a term of two years, expiring on October 31, 2014, provided that the agreement is automatically extended for additional one year terms, unless either party provides notice of their intent not to renew within the 30 day period prior to any automatic renewal date and because neither party has provided notice, the agreement has been automatically extended until October 31, 2016. The Company agreed to pay Mr. Schnur a base annual salary of $310,000 during the term of the agreement, of which $290,000 is payable in cash and $20,000 is payable in shares of the Company’s common stock. In the event the agreement is terminated by the Company for a reason other than cause (as described in the agreement) or by Mr. Schnur for good reason (as described in the agreement), Mr. Schnur is due in the form of a lump sum payment, the product of the base salary and bonus he was paid under the agreement for the prior 12 month period, provided that if such termination occurs six months before or 24 months following the occurrence of a Change of Control (as described in the agreement), Mr. Schnur is due 200% of the amount described above upon such termination. The requirement to pay severance fees under the Employment Agreement may prevent or delay a change of control of the Company.

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Risks Relating To Our Outstanding Securities

If we are unable to maintain compliance with NYSE MKT continued listing standards, our common stock may be delisted from the NYSE MKT equities market, which would likely cause the liquidity and market price of our common stock to decline.

Our common stock currently is listed on the NYSE MKT. The NYSE MKT will consider suspending dealings in, or delisting, securities of an issuer that does not meet its continued listing standards. If we cannot meet the NYSE MKT continued listing requirements, the NYSE MKT may delist our common stock, which could have an adverse impact on us and the liquidity and market price of our stock.

We may be unable to comply with NYSE MKT continued listing standards. Our business has been and may continue to be affected by worldwide macroeconomic factors, which include uncertainties in the credit and capital markets. External factors that affect our stock price, such as liquidity requirements of our investors, as well as our performance, could impact our market capitalization, revenue and operating results, which, in turn, could affect our ability to comply with the NYSE MKT’s listing standards. The NYSE MKT has the ability to suspend trading in our common stock or remove our common stock from listing on the NYSE MKT if in the opinion of the exchange: (a) the financial condition and/or operating results of the Company appear to be unsatisfactory; or (b) it appears that the extent of public distribution or the aggregate market value of our common stock has become so reduced as to make further dealings on the exchange inadvisable; or (c) we have sold or otherwise disposed of our principal operating assets, or have ceased to be an operating company; or (d) we have failed to comply with our listing agreements with the exchange; or (e) any other event shall occur or any condition shall exist which makes further dealings on the exchange unwarranted.

If we are unable to maintain compliance with the NYSE MKT criteria for continued listing, our common stock would be subject to delisting. A delisting of our common stock could negatively impact us by, among other things, reducing the liquidity and market price of our common stock and reducing the number of investors willing to hold or acquire our common stock, which could negatively impact our ability to raise equity financing. In addition, delisting from the NYSE MKT might negatively impact our reputation and, as a consequence, our business. Additionally, if we were delisted from the NYSE MKT and are not able to list our common stock on another national exchange we will no longer be eligible to use Form S-3 registration statements and will instead be required to file a Form S-1 registration statement for any primary or secondary offerings of our common stock, which would delay our ability to raise funds in the future, may limit the type of offerings of common stock we could undertake, and would increase the expenses of any offering, as, among other things, registration statements on Form S-1 are subject to SEC review and comments whereas take downs pursuant to a previously filed Form S-3 are not.

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If we are delisted from the NYSE MKT, your ability to sell your shares of our common stock would also be limited by the penny stock restrictions, which could further limit the marketability of your shares.

If our common stock is delisted from the NYSE MKT, it would come within the definition of “penny stock” as defined in the Exchange Act and would be covered by Rule 15g-9 of the Exchange Act. That Rule imposes additional sales practice requirements on broker-dealers who sell securities to persons other than established customers and accredited investors. For transactions covered by Rule 15g-9, the broker-dealer must make a special suitability determination for the purchaser and receive the purchaser’s written agreement to the transaction prior to the sale. Consequently, Rule 15g-9, if it were to become applicable, would affect the ability or willingness of broker-dealers to sell our securities, and accordingly would affect the ability of stockholders to sell their securities in the public market. These additional procedures could also limit our ability to raise additional capital in the future.

We do not intend to pay cash dividends to our stockholders.

We currently anticipate that we will retain all future earnings, if any, to finance the growth and development of our business. We do not intend to pay cash dividends in the foreseeable future. Any payment of cash dividends will depend upon our financial condition, capital requirements, earnings and other factors deemed relevant by our Board of Directors. As a result, only appreciation of the price of our common stock, which may not occur, will provide a return to our stockholders.

We currently have an illiquid and volatile market for our common stock, and the market for our common stock is and may remain illiquid and volatile in the future.

We currently have a highly sporadic, illiquid and volatile market for our common stock, which market is anticipated to remain sporadic, illiquid and volatile in the future. Factors that could affect our stock price or result in fluctuations in the market price or trading volume of our common stock include:

●	our actual or anticipated operating and financial performance and drilling locations, including reserve estimates;
●	quarterly variations in the rate of growth of our financial indicators, such as net income/loss per share, net income/loss and cash flows, or those of companies that are perceived to be similar to us;
●	changes in revenue, cash flows or earnings estimates or publication of reports by equity research analysts;
●	speculation in the press or investment community;
●	public reaction to our press releases, announcements and filings with the SEC;
●	sales of our common stock by us or other stockholders, or the perception that such sales may occur;
●	the amount of our freely tradable common stock available in the public marketplace;
●	general financial market conditions and oil and natural gas industry market conditions, including fluctuations in commodity prices;
●	the realization of any of the risk factors that we are subject to;
●	the recruitment or departure of key personnel;
●	commencement of, or involvement in, litigation;
●	the prices of oil and natural gas;
●	the success of our exploration and development operations, and the marketing of any oil and natural gas we produce;
●	changes in market valuations of companies similar to ours; and
●	domestic and international economic, legal and regulatory factors unrelated to our performance.

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Our common stock is listed on the NYSE MKT under the symbol “LEI.” Our stock price may be impacted by factors that are unrelated or disproportionate to our operating performance. The stock markets in general have experienced extreme volatility that has often been unrelated to the operating performance of particular companies. These broad market fluctuations may adversely affect the trading price of our common stock. Additionally, general economic, political and market conditions, such as recessions, interest rates or international currency fluctuations may adversely affect the market price of our common stock. Due to the limited volume of our shares which trade, we believe that our stock prices (bid, ask and closing prices) may not be related to our actual value, and not reflect the actual value of our common stock. You should exercise caution before making an investment in us.

Additionally, as a result of the illiquidity of our common stock, investors may not be interested in owning our common stock because of the inability to acquire or sell a substantial block of our common stock at one time. Such illiquidity could have an adverse effect on the market price of our common stock. In addition, a stockholder may not be able to borrow funds using our common stock as collateral because lenders may be unwilling to accept the pledge of securities having such a limited market. An active trading market for our common stock may not develop or, if one develops, may not be sustained.

A prolonged decline in the market price of our common stock could affect our ability to obtain additional financing which would adversely affect our operations.

Historically, we have relied on equity and debt financing as primary sources of financing. A prolonged decline in the market price of our common stock or a reduction in our accessibility to the global markets may result in our inability to secure additional financing which would have an adverse effect on our operations.

If the holders of our outstanding convertible securities and warrants sell a large number of shares all at once or in blocks after converting such convertible securities and exercising such warrants, or the holders of our registered shares sell a large number of shares, the trading value of our shares could decline in value.

As of the Record Date, we have Series B Warrants outstanding to purchase an aggregate of 100,422 shares of common stock which have an exercise price of $71.50 per share; outstanding warrants to purchase 41,300 shares of common stock sold in April 2012, which have an exercise price of $57.50 per share; outstanding warrants to purchase 13,000 shares of our common stock at an exercise price of $37.50 per share, which were issued in connection with our April and May 2013 loan agreements; outstanding warrants to purchase 11,195 shares of our common stock at an exercise price of $0.01 per share, which were issued in connection with our August 2013 Rogers Loan; outstanding warrants to purchase 66,668 shares of our common stock at a current exercise price of $11.68 per share, which were issued in connection with our April 2014 offering; outstanding convertible promissory notes convertible into 966,667 shares of our common stock at $1.50 per share; and an outstanding Debenture convertible into 163,077 shares of our common stock at a conversion price of $3.25 per share. The trading price of our common stock has fluctuated significantly during the last 52 weeks.

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We have 1,625,224 shares of common stock issued and outstanding as of the Record Date and, if Proposals One and Two in this proxy statement are approved by stockholders, we will have 15,015,703 shares of common stock issued and outstanding after the issuance of common stock pursuant to the Asset Purchase Agreement described herein and in connection with refinancing the Sellers’ debt being assumed in the Acquisition and financing the cash portion of the Acquisition consideration. As a result, the exercise of outstanding warrants, or conversion of outstanding convertible promissory notes or Debenture, and the subsequent resale of such shares of common stock (which shares of common stock issuable upon exercise of the Series B Warrants, the warrants sold in our April and September 2012 offerings and the warrants sold in our April 2014 offering, will be eligible for immediate resale, and which shares of common stock issuable upon conversion of the convertible promissory notes and Debenture and exercise of the warrants issued in April, May and August 2013, will be eligible for immediate resale subject to the terms and conditions of Rule 144) may cause dilution to existing stockholders and cause the market price of our securities to decline in value. Additionally, the common stock issuable upon exercise of the warrants or conversion of the convertible promissory note or Debenture may represent overhang that may also adversely affect the market price of our common stock. Overhang occurs when there is a greater supply of a Company’s stock in the market than there is demand for that stock. When this happens the price of the Company’s stock will decrease, and any additional shares which stockholders attempt to sell in the market will only further decrease the share price. Finally, the offer or sale of large numbers of shares of common stock in the future, including those shares previously registered in our registration statements and prospectus supplements, and/or in connection with future registration statements or prospectus supplements may cause the market price of our securities to decline in value.

The warrants sold in our April 2014 offering and the warrants issuable pursuant to our March 2016 Note Purchase Agreement have anti-dilution rights which could cause their exercise price to be reduced.

The warrants sold in our April 2014 offering include anti-dilution rights, which provide that if at any time the warrants are outstanding, we issue or are deemed to have issued (which includes shares issuable upon exercise of warrants and options and conversion of convertible securities) for consideration less than the then current exercise price of the warrants, the exercise price of such warrants is automatically reduced (a) to the lowest price per share of consideration provided or deemed to have been provided for such securities, not to be deemed less than $0.01 per share, during the one year period following the closing date of the offering (April 21, 2014), which date has passed without any required adjustments; and thereafter (b) to the product of (x) the exercise price then in effect, and (y) a fraction, the numerator of which is the number of shares of common stock outstanding immediately prior to such issuance plus the number of shares of common stock which the aggregate consideration received by us would purchase at the exercise price in effect immediately prior to such issuance, and the denominator of which is the number of shares of common stock outstanding immediately prior to such issuance plus the number of such additional shares of common stock issued. Notwithstanding the above, no adjustment of the exercise price is required in connection with any issuances or deemed issuance of shares of common stock (1) to our officers, directors, consultants or employees pursuant to stock option or stock purchase plans or agreements on terms approved by our Board of Directors, subject to adjustment for all subdivisions and combinations; and (2) in connection with the re-negotiation, modification, extension or re-pricing of debt of the Company outstanding on the closing date, subject to the prior written approval of the holders of the warrants. Additionally, in the event we acquire ownership of another entity or a significant amount of assets from another person or entity by way of an asset purchase agreement, merger (pursuant to which we are the surviving entity and our common stock is not converted or exchanged), business combination or share exchange pursuant to which shares of our common stock or convertible securities (including options or warrants) are issued or granted by us as partial or sole consideration to the counterparty or counterparties in such transaction or series of transactions (a “Company Combination”), then and in such event, the exercise price of the warrants is automatically reduced, to the average of the highest bid and lowest asked prices of our common stock averaged over the thirty (30) business days after the closing of the Company Combination if such exercise price as adjusted is less than the exercise price in effect on the date such Company Combination Price is determined.

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The warrants issuable pursuant to our March 2016 Note Purchase Agreement include anti-dilution rights, for the first 12 months following the issuance date of such warrants, which automatically reduce the exercise price of the warrants to any lower priced security sold, granted or issued by us during such anti-dilution period, subject to certain exceptions, including officer and director grants and the transactions contemplated by the Acquisition.

We may be forced to expend significant resources and pay significant costs and expenses associated with outstanding registration rights.

In connection with our entry into the April 2014 Securities Purchase Agreement, we provided the investors in the offering registration rights pursuant to a Registration Rights Agreement. Pursuant to the Registration Rights Agreement, the purchasers in the April 2014 Securities Purchase Agreement have demand and piggy-back registration rights. We also have agreed to register for resale the shares of common stock issuable in connection with the proposals described in this proxy statement. We will have to expend significant resources and pay significant costs and expenses, including filing fees, legal fees and accounting fees, in connection with such registration statements.

Nevada law and our Articles of Incorporation authorize us to issue shares of stock which shares may cause substantial dilution to our existing stockholders.

We have authorized capital stock consisting of 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share. As of the Record Date, we have 1,625,224 shares of common stock outstanding and, if Proposals One and Two in this proxy statement are approved by stockholders, we will have 15,015,703 shares of common stock outstanding after issuance of the shares of common stock issuable in connection with the Asset Purchase Agreement described herein and in connection with refinancing the Sellers’ debt being assumed in the Acquisition and financing the cash portion of the Acquisition consideration, but does not take into account the 552,000 shares of Series B Preferred Stock issuable in connection with the Asset Purchase Agreement described herein, each convertible into approximately 7.14 shares of our common stock. As a result, our Board of Directors has the ability to issue a large number of additional shares of common stock without stockholder approval, subject to the requirements of the NYSE MKT (which generally require stockholder approval for any transactions which would result in the issuance of more than 20% of our then outstanding shares of common stock or voting rights representing over 20% of our then outstanding shares of stock), which if issued could cause substantial dilution to our then stockholders. Shares of additional preferred stock may also be issued by our Board of Directors without stockholder approval, with voting powers and such preferences and relative, participating, optional or other special rights and powers as determined by our Board of Directors, which may be greater than the shares of common stock currently outstanding. As a result, shares of preferred stock may be issued by our Board of Directors which cause the holders to have majority voting power over our shares, provide the holders of the preferred stock the right to convert the shares of preferred stock they hold into shares of our common stock, which may cause substantial dilution to our then common stock stockholders and/or have other rights and preferences greater than those of our common stock stockholders. Investors should keep in mind that the Board of Directors has the authority to issue additional shares of common stock and preferred stock, which could cause substantial dilution to our existing stockholders. Additionally, the dilutive effect of any preferred stock which we may issue may be exacerbated given the fact that such preferred stock may have super voting rights and/or other rights or preferences which could provide the preferred stockholders with substantial voting control over us subsequent to the date of this proxy statement and/or give those holders the power to prevent or cause a change in control. As a result, the issuance of shares of common stock and/or Preferred Stock may cause the value of our securities to decrease and/or become worthless.

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Stockholders may be diluted significantly through our efforts to obtain financing and/or satisfy obligations through the issuance of additional shares of our common stock.

On May 16, 2013, we filed a Registration Statement on Form S-3 (Reg. No. 333-188663), which allows us the ability to sell up to $10 million in securities from time to time in the future, including common stock, preferred stock, debt securities, warrants and/or units consisting of any of the above. On May 24, 2013, the Registration Statement was declared effective by the SEC.

On September 6, 2013, the Company closed a registered direct offering under the Registration Statement of $3,451,500 (approximately $3.2 million net, after deducting commissions and other expenses) of shares of common stock to certain institutional investors. In total, the Company sold 2.95 million shares of common stock at a price of $1.17 per share (equivalent to 118,000 shares at $29.25 per share as a result of a reverse stock split effective July 15, 2015).

On April 21, 2014, the Company closed a registered direct offering under the Registration Statement of $2,000,000 (approximately $1.88 million net, after deducting commissions and other expenses) of units to certain institutional investors. In total, the Company sold 133,334 units (post-split), each consisting of one share of common stock and 0.50 of one warrant to purchase one share of common stock.

Wherever possible, our Board of Directors will attempt to use non-cash consideration to satisfy obligations. In many instances, we believe that the non-cash consideration will consist of shares of our common stock. Subject to certain consent rights of the Investor in our April 2016 financing, our Board of Directors has authority, without action or vote of the stockholders, to issue all or part of the authorized but unissued shares of common stock (subject to NYSE MKT rules which limit among other things, the number of shares we can issue without stockholder approval to no more than 20% of our outstanding shares of common stock). These actions will result in dilution of the ownership interests of existing stockholders, and that dilution may be material.

If persons engage in short sales of our common stock, including sales of shares to be issued upon exercise of our outstanding warrants, the price of our common stock may decline.

Selling short is a technique used by a stockholder to take advantage of an anticipated decline in the price of a security. In addition, holders of options and warrants will sometimes sell short knowing they can, in effect, cover through the exercise of an option or warrant, thus locking in a profit. A significant number of short sales or a large volume of other sales within a relatively short period of time can create downward pressure on the market price of a security. Further sales of common stock issued upon exercise of our outstanding warrants could cause even greater declines in the price of our common stock due to the number of additional shares available in the market upon such exercise, which could encourage short sales that could further undermine the value of our common stock. You could, therefore, experience a decline in the value of your investment as a result of short sales of our common stock.

The market price for our common stock may be volatile, and our stockholders may not be able to sell our stock at a favorable price or at all.

Many factors could cause the market price of our common stock to rise and fall, including: actual or anticipated variations in our quarterly results of operations; changes in market valuations of companies in our industry; changes in expectations of future financial performance; fluctuations in stock market prices and volumes; issuances of dilutive common stock or other securities in the future; the addition or departure of key personnel; announcements by us or our competitors of acquisitions, investments or strategic alliances; and the increase or decline in the price of oil and natural gas.

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Substantial sales of our common stock, or the perception that such sales might occur, could depress the market price of our common stock.

We cannot predict whether future issuances of our common stock or resales in the open market will decrease the market price of our common stock. The impact of any such issuances or resales of our common stock on our market price may be increased as a result of the fact that our common stock is thinly, or infrequently, traded. The exercise of any options that we have or that we may grant to directors, executive officers and other employees in the future, the issuance of common stock in connection with acquisitions and other issuances of our common stock (including shares previously registered in our registration statements and prospectus supplements, and/or in connection with future registration statements or prospectus supplements) could have an adverse effect on the market price of our common stock. In addition, future issuances of our common stock may be dilutive to existing stockholders. Any sales of substantial amounts of our common stock in the public market, or the perception that such sales might occur, could lower the market price of our common stock.

We face potential liability in the event we do not satisfy the current public information requirements of Rule 144(c) of the Securities Act of 1933, as amended, prior to the date the Series B Warrants and shares of common stock issuable upon exercise thereof have been sold by the holders thereof or have expired.

Pursuant to an agreement entered into with the Series B Warrant holders, we agreed that if at any time prior to the date that all of the Series B Warrants and any shares of common stock issuable upon exercise of such warrants are sold by the holders thereof, we fail to satisfy the current public information requirement of Rule 144(c) of the Securities Act of 1933, as amended (a “Public Information Failure”), as partial relief for the damages to any holder of warrants, we would pay the holders, based on their pro rata ownership of non-exercised and non-expired warrants on the first day of a Public Information Failure, an aggregate of $80,000 for the first thirty calendar days that there is a Public Information Failure (pro-rated for a period of less than thirty days) and an amount in cash equal to one and one-half percent (1.5%) of the aggregate Black Scholes Value (as defined in the warrants) of such holder’s non-exercised and non-expired warrants on the sixty-first (61st) calendar day after the Public Information Failure (covering the 31st to 60th calendar days) and on every thirtieth day (pro-rated for periods totaling less than thirty days) thereafter until the earlier of (i) the date such Public Information Failure is cured; (ii) such time that such public information is no longer required pursuant to Rule 144; and (iii) the expiration date of the warrants. Additionally, upon the occurrence of any Public Information Failure during the 12 months prior to the expiration of any warrant, the expiration date of such warrant will be automatically extended for one day for each day that a Public Information Failure occurs and is continuing. As such, in the event of the occurrence of a Public Information Failure, we will face liability and penalties.

We incur significant costs as a result of operating as a fully reporting publicly traded company and our management is required to devote substantial time to compliance initiatives.

We incur significant legal, accounting and other expenses in connection with our status as a fully reporting public company. Specifically, we are required to prepare and file annual, quarterly and current reports, proxy statements and other information with the SEC. Additionally, our officers, directors and significant stockholders are required to file Form 3, 4 and 5’s and Schedule 13D/G’s with the SEC disclosing their ownership of the Company and changes in such ownership. Furthermore, the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”) and rules subsequently implemented by the SEC have imposed various new requirements on public companies, including requiring changes in corporate governance practices. In addition, the Sarbanes-Oxley Act requires, among other things, that we maintain effective internal controls for financial reporting and disclosure of controls and procedures. The costs and expenses of compliance with SEC rules and our filing obligations with the SEC, or our identification of deficiencies in our internal controls over financial reporting that are deemed to be material weaknesses, could materially adversely affect our results of operations or cause the market price of our stock to decline in value.

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Securities analyst coverage or lack of coverage may have a negative impact on our common stock’s market price.

The trading market for our common stock will depend, in part, on the research and reports that securities or industry analysts publish about us or our business. We do not have any control over these analysts. If securities or industry analysts stop their coverage of us or additional securities and industry analysts fail to cover us in the future, the trading price for our common stock would be negatively impacted. If any analyst or analysts who cover us downgrade our common stock, changes their opinion of our shares or publishes inaccurate or unfavorable research about our business, our stock price would likely decline. If any analyst or analysts cease coverage of us or fail to publish reports on us regularly, demand for our common stock could decrease and we could lose visibility in the financial markets, which could cause our stock price and trading volume to decline.

Due to the fact that our common stock is listed on the NYSE MKT, we are subject to financial and other reporting and corporate governance requirements which increase our cost and expenses.

We are currently required to file annual and quarterly information and other reports with the SEC that are specified in Sections 13 and 15(d) of the Exchange Act. Additionally, due to the fact that our common stock is listed on the NYSE MKT, we are also subject to the requirements to maintain independent directors, comply with other corporate governance requirements and are required to pay annual listing and stock issuance fees. These obligations require a commitment of additional resources including, but not limited, to additional expenses, and may result in the diversion of our senior management’s time and attention from our day-to-day operations. These obligations increase our expenses and may make it more complicated or time consuming for us to undertake certain corporate actions due to the fact that we may require the approval of the NYSE MKT for such transactions and/or NYSE MKT rules may require us to obtain stockholder approval for such transactions.

You may experience future dilution as a result of future equity offerings or other equity issuances.

We may in the future issue additional shares of our common stock or other securities convertible into or exchangeable for our common stock. We may not be able to sell shares or other securities in any other offering or other transactions at a price per share that is equal to or greater than the price per share paid by investors in this offering. The price per share at which we sell additional shares of our common stock or other securities convertible into or exchangeable for our common stock in future transactions may be higher or lower than the price per share in this offering.

Additional Risks Related to our Business, Industry and an Investment in our common stock

For a discussion of additional risks associated with our business, our industry and an investment in our common stock, see the section entitled “Risk Factors” in our most recent Annual Report on Form 10-K, as filed with the SEC on July 14, 2015, as well as the disclosures contained in documents filed by us thereafter pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934, which are incorporated by reference into, and deemed to be a part of, this proxy statement.

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MATTERS TO BE CONSIDERED AT SPECIAL MEETING

PROPOSAL ONE:

APPROVAL OF ISSUANCE OF 13,009,664 SHARES OF COMMON STOCK TO THE SELLERS, THE ISSUANCE OF 552,000 SHARES OF SERIES B PREFERRED STOCK TO ONE OF THE SELLERS, AND THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THE SERIES B PREFERRED STOCK, INCLUDING SHARES ISSUABLE PURSUANT TO THE DIVIDEND PROVISIONS OF THE SERIES B PREFERRED STOCK, EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, TO ACQUIRE THE ASSETS

Acquisition of Assets

In December 2015, we entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”), as purchaser, with twenty-one separate sellers (the “Sellers”). Pursuant to the Asset Purchase Agreement and subject to the terms and conditions thereof, we agreed to acquire from the Sellers (the “Acquisition”), working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith (collectively, the “Assets”), in consideration for, among other things, the issuance of 13,009,664 shares of Common Stock to the Sellers and the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, upon approval of the Company’s stockholders.

Because the shares of our Common Stock, including the shares of Common Stock issuable upon conversion of shares of our Series B Preferred Stock, to be issued to finance the Acquisition, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), Sections 712 and 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock and Series B Preferred Stock to purchase the Assets. Accordingly, stockholders are being asked to approve the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to issue 13,009,664 shares of Common Stock to the Sellers and to issue 552,000 shares of Series B Preferred Stock to one of the Sellers in consideration for the Assets in accordance with the terms of the Asset Purchase Agreement. Under Nevada law, the Company’s stockholders do not have any “dissenters’ rights” or rights to an appraisal of the value of their shares in connection with the Acquisition.

Our Board unanimously recommends that the stockholders vote FOR approval of the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets.

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Reasons for the Issuance of Common Stock and Series B Preferred Stock to the Sellers

Given our current balance sheet, our Board believes that the issuance of Common Stock and Series B Preferred Stock to the Sellers is the only currency available for the Company to acquire the Assets.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE MKT. Section 712(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance by the issuer of common stock (or securities convertible into common stock) as sole or partial consideration for an acquisition of assets where the present or potential issuance of common stock (or securities convertible into common stock) could result in an increase in outstanding common shares of 20% or more. Section 713(a) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our Common Stock, including the shares of Common Stock issuable upon conversion of shares of our Series B Preferred Stock, to be issued to finance the Acquisition, represent greater than 20% of our outstanding Common Stock and a change in control (as defined by NYSE MKT), we are asking our stockholders to approve the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets. Stockholder approval of this proposal is being sought solely to comply with Sections 712 and 713 of the NYSE MKT rules governing the issuance of securities in connection with an acquisition when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE MKT). The Asset Purchase Agreement requires us to submit this Proposal to stockholders at our Special Meeting. Because this transaction is an acquisition of assets, however, our stockholders are not being asked to approve the Acquisition itself or the Asset Purchase Agreement.

Description of Series B Preferred Stock

Please refer to the description of the Series B Preferred Stock under “Description of Capital Stock of Lucas Energy, Inc.” beginning on page 99 of this proxy statement.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this proposal. Our stockholders are not participating in nor receiving any consideration from the transaction described in this proposal. Our stockholders should not send in their share certificates because their share certificates will not be exchanged in connection with the transaction described in this proposal.

If stockholders approve this proposal, and 13,009,664 shares of Common Stock are issued to the Sellers, and 552,000 shares of Series B Preferred Stock are issued to one of the Sellers, the principal effect upon the rights of existing stockholders will be a dilution in their current percentage ownership in the Company. The Sellers will hold in the aggregate approximately 88.9% of our outstanding voting securities upon consummation of the Acquisition and approximately 91.3% of our outstanding voting securities upon conversion of the Series B Preferred Stock. These percentages do not give effect to (i) the issuance of securities in connection with any of the other proposals in this proxy statement, (ii) the issuance of shares of Common Stock pursuant to our other outstanding options, warrants and convertible securities, or (iii) any other future issuances of our Common Stock. The sale into the public market of the shares issued to the Sellers also could materially and adversely affect the market price of our Common Stock.

The total number of shares of Common Stock potentially issuable in connection with Proposal One is approximately 18,608,521, which consists of approximately (i) 13,009,664 shares of Common Stock issuable to the Sellers, (ii) 3,942,857 shares of Common Stock issuable upon conversion in full of the Series B Preferred Stock issuable to the Sellers at the assumed initial conversion price per share of $3.50 and (iii) 1,656,000 shares of Common Stock issuable as dividends on the Series B Preferred Stock (assuming dividends are paid in shares of Common Stock, the Series B Preferred Stock is held for seven years, the dividend rate is 6% per annum, the conversion price is $3.50, there are no defaults, and dividends are not paid in kind with Series B Preferred Stock). If any of the foregoing assumptions change, additional shares of Common Stock will be issuable.

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If stockholders approve this proposal and the Acquisition is closed, the exercise price of our April 2014 warrants will be reduced, if applicable, to the fair market value of our Common Stock on the date 30 days after the closing of the Acquisition.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates have an interest in the Acquisition. However, the Sellers will have the right pursuant to the Asset Purchase Agreement to appoint three members to the Board of Directors, and it is anticipated that one of their director nominees will be Richard N. Azar II. Mr. Azar, who is the principal Seller and manager of the properties and is planned to be appointed as Executive Chairman following the closing. Mr. Azar will also be receiving a significant amount of the shares of Common Stock issuable upon closing of the Acquisition and all of the Series B Preferred Stock issuable at closing, either personally or through entities which he controls. By the sixth month anniversary of the closing of the Acquisition, one of the three current members of our Board will be required to resign in order that we will have five members of our Board, including three appointed by the Sellers, on such date.

Stockholders are urged to carefully consider the present and future interests described above prior to voting on this Proposal One.

Registration Rights

The shares of Common Stock and Series B Preferred Stock issued to the Sellers in connection with the Acquisition will be issued in reliance on one or more exemptions from the registration requirements of federal and state securities laws. As a result, the Sellers may not sell any of the shares of Common Stock, Series B Preferred Stock or shares of Common Stock issuable upon conversion of the Series B Preferred Stock that they receive in the Acquisition except pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), covering the resale of those shares, or an applicable exemption under the Securities Act. We have agreed to register for resale the shares of Common Stock issued to the Sellers. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

We will not be able to complete the Acquisition unless all of the conditions to closing contemplated by the Asset Acquisition Agreement are satisfied, including (i) the approval of the issuance of shares of Common Stock and Series B Preferred Stock by a majority of the votes cast on Proposal One and (ii) the approval of the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan, which will be considered by the stockholders at the Special Meeting as Proposal Two and is described herein beginning on page 78 of this proxy statement.

A majority of the votes cast is required by the NYSE MKT rules to approve the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets.

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Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will not be able to consummate the Acquisition or acquire the Assets, the failure of which could materially adversely affect our results of operations, our financial condition, our stock price and our ability to continue as a going concern.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of Common Stock and Series B Preferred Stock to the Sellers in consideration for the Assets is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets.

The Parties to the Acquisition and the Assets

Lucas Energy, Inc.

We explore for, develop, produce and market primarily crude oil and to a much lesser extent, natural gas, from various known productive geological formations. Our current assets are located in the Austin Chalk, Eagle Ford and Buda formations, primarily in Gonzales, Wilson, Karnes and Atascosa counties south of San Antonio, Texas; and the Eaglebine, Buda and Glenrose formations in Leon and Madison counties north of Houston, Texas. Our goal is to acquire, develop, and produce crude oil and natural gas from areas located in, or near, established oil fields that can provide long-term growth and sustainability for us.

We were incorporated in Nevada in December 2003 under the name “Panorama Investments Corp.” and changed our name to “Lucas Energy, Inc.” effective June 9, 2006. Our principal executive offices are located at 450 Gears Road, Suite 780, Houston, Texas 77067, and our telephone number is (713) 528-1881. Our website address is www.lucasenergy.com. Information contained on our website or any other website does not constitute part of, and is not incorporated into, this proxy statement.

The Sellers

The Sellers are a collection of 21 separate individuals and private entities:

Al Thaggard
Alan Dreeben
RAD2 Minerals, Ltd.
Azar-Dreeben A&D Fund, LP
Ben Azar
Branch Energy Services, LLC
Buschman Energy, Ltd. LTD
Coyle Manna Management LLC
DBS Investments, Ltd.
Dudley Energy, Ltd.
GBC Minerals, Ltd.
Guy R. Buschman, Trustee

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John W. Taylor
Julian Stewart
Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust
Larry and Judy Votaw
Azar, MPII & Range A&D Fund, LP
Rockin’ S FLP, Ltd.
Saxum Energy, LLC
Scott Lake Energy, L.P.
Segundo Resources, LLC

The Assets

The Assets consist of working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith. The properties currently produce in excess of approximately 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified.

Please refer to Exhibits A-1 and A-2 to the Asset Purchase Agreement, which is attached as Annex A-1 to this proxy statement, for a summary description of each of the Assets, consisting of (a) the wells being sold to us by the Sellers and (b) the working interests and net revenue interests in such wells owned by each Seller and being sold to us pursuant to the terms of the Asset Purchase Agreement.

Reasons for the Acquisition

Our Board, having concluded that the Acquisition is fair to, and in the best interests of, us and our stockholders, unanimously approved the Acquisition and all transactions and documents necessary to its consummation.

The decision of our Board to enter into the Asset Purchase Agreement was based on a thorough analysis of the Company’s strengths and weaknesses. This analysis allowed our Board to identify several potential benefits to us and our stockholders that, if realized, could increase stockholder value. These reasons for the Acquisition include:

●	an increase in our operating revenues;

●	an increase in our production. The properties being acquired currently produce in excess of 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Further, offset development drilling opportunities for at least 40 additional wells have already been identified. We believe total proved developed reserves (PDP) are 5.4 million barrels of oil equivalent (MMBOE) comprised of 6% oil, 47% natural gas liquids (NGL) and 47% natural gas;

●	obtaining stable, long-lived reserves with substantial current production and ample drilling opportunities providing growth prospects for us;

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●	geographic expansion into the Mid-continent; and

●	rebranding our organization and redirecting our strategic vision.

Our Board reviewed a number of additional factors in evaluating the Acquisition, including, but not limited to the following:

●	the terms and conditions of the Acquisition;

●	the terms and conditions of the financing required to close the Acquisition;

●	information regarding our business focus, historical financial performance and condition, operations, and management;

●	our desire to take advantage of the low commodity price environment and to gain stability;

●	the operational performance of the Assets;

●	the requirements for a successful integration of the Assets with our operations; and

●	results of our due diligence review of the Assets.

Our Board also considered a number of countervailing factors that may pose a risk to the success of the Acquisition after its consummation including:

●	the possibility that the benefits anticipated from the Acquisition might not be achieved or might not occur as rapidly or to the extent currently anticipated;

●	the risk that integration of the Assets might not be accomplished smoothly and might require more time, expense and management attention than anticipated;

●	the risk that our stockholders do not approve the issuance of the Common Stock and Series B Preferred Stock and the Acquisition is not completed;

●	the risk that a continued and prolonged period of continued depressed commodity prices may hamper our ability to obtain financing and grow; and

●	the risk that the debt service associated with the Acquisition may strain our financial resources if the expected results of operations of the Assets are not achieved to the degree anticipated.

For a discussion of the existing risk factors and their possible effect on the success of the Acquisition, see “Risk Factors” beginning on page 17.

In the view of our Board, these potentially countervailing factors did not, individually or in the aggregate, outweigh the advantages of the Acquisition.

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TERMS OF THE ACQUISITION

Stockholders are urged to carefully read the Asset Purchase Agreement that is attached to this Proxy Statement as Annex A-1 and the form of First Amendment to Asset Purchase Agreement that is attached as Annex A-2 because they are the legal documents that govern the Acquisition.

The Acquisition

On December 30, 2015, we entered into the Asset Purchase Agreement, as purchaser, with twenty-one separate Sellers and Segundo Resources, LLC, as a Seller and as the Representative. Pursuant to the Asset Purchase Agreement and subject to the terms and conditions thereof, we agreed to acquire from the Sellers, working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith, as well as producing shale properties in Glasscock County, Texas. The properties currently produce in excess of approximately 1,200 net barrels of oil equivalent per day (BOE/d), of which 53% are liquids from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified. Revenues generated from the Assets effective from April 1, 2016 will be credited to us. Any sale by the Sellers of the properties in Glasscock County, Texas prior to closing the Acquisition must be approved by us, and the proceeds from any such sale will be placed in escrow until the closing of the Acquisition, where they can be drawn upon by mutual consent of the parties.

Acquisition Consideration

As consideration for the Acquisition, we agreed to assume $31.35 million of commercial bank debt; issue 552,000 shares of our amended and restated designated Series B Preferred Stock to one of the Sellers, which is under common control with the Seller Representative, with a total liquidation value of $13.8 million; issue 13,009,664 shares of Common Stock to certain of the Sellers; and pay $4,975,000 in cash to certain of the Sellers. Notwithstanding the above, in the event there are any title or other material issues associated with the Assets, the parties agreed to work in good faith to address such issues, and if such issues cannot be addressed, to adjust the purchase price, provided that no adjustment will be made unless such issues in aggregate total more than 5% of the aggregate purchase price, and provided further that if such issues in aggregate total more than 20% of the aggregate purchase price, we can terminate the Asset Purchase Agreement, all of which are subject to the terms of the Asset Purchase Agreement. We and the Sellers also agreed to a true-up for certain joint interest billings and authorization for expenditures at and/or after closing, and to effect a true-up in connection with any material agreements, if the rights thereto are not provided by the Sellers at closing. We may pay fees and expenses attributable to the Sellers incurred prior to April 1, 2016 as long as those expenses do not exceed $960,000.

Terms of Series B Preferred Stock

The Series B Preferred Stock has a liquidation preference of $25 per share. The Series B Preferred Stock is convertible into Common Stock at a rate of approximately 7.14:1; therefore, if fully converted, such shares of Series B Common Stock will convert into an aggregate of 3,942,857 shares of Common Stock, at the option of the holder thereof, or automatically as to 25% of the Series B Preferred Stock shares if our Common Stock trades above $6.125 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period; an additional 50% of the Series B Preferred Stock shares if our Common Stock trades above $7.00 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period; and as to the remaining Series B Preferred Stock shares, if our Common Stock trades above $7.875 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period. Each outstanding share of Series B Preferred Stock will be entitled to one vote per share on all stockholder matters. The Series B Preferred Stock is redeemable at any time by the Company upon the payment by the Company of the face amount of the Series B Preferred Stock ($25 per share) plus any and all accrued and unpaid dividends thereon. Among other things, we agreed to not take any action to adversely affect the rights of the holders of the Series B Preferred Stock so long as the Series B Preferred Stock is outstanding and to not designate any capital stock with powers greater than the Series B Preferred Stock, without the approval of the holders of a majority of the outstanding Series B Preferred Stock shares.

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Financing for the Acquisition

In order to finance the debt and cash portions of the Acquisition consideration, at the closing of the Acquisition, we intend to enter into a three-year $40 million senior secured term loan (subject to a loan-to-value ratio of 50% or less) with IBC. The term loan is expected to require repayment in monthly installments of the greater of 50% of net monthly income or monthly principal and interest payments of $425,000, and to require a sinking fund to be created with an initial deposit of $3.36 million to be used for principal reductions. The term loan is expected to bear interest at the prime rate plus 2.0% with a floor of 5.50%. We expect to be required to pay IBC (1) a loan commitment fee of $400,000, with half due at closing and half due six months thereafter, (2) an annual engineering fee of $10,000, and (3) an underwriting equity fee of 390,290 shares of Common Stock. Our obligations under the term loan are expected to be secured by a first priority lien on various working interests in our oil and gas properties located in Texas and Oklahoma.

Name Change

We agreed that, after the closing of the Acquisition, we will rebrand and change our name to “Camber Energy, Inc.”

Board Representation

There are no significant management changes planned at this time in connection with the transactions contemplated by the Asset Purchase Agreement, as Anthony C. Schnur will maintain his role as our President and Chief Executive Officer following the closing. However, the Sellers will have the right pursuant to the Asset Purchase Agreement to appoint three members to our Board, and it is anticipated that one of their director nominees will be Richard N. Azar II. Mr. Azar is the principal Seller and manager of the properties being acquired, and is planned to be appointed as Executive Chairman following the closing of the Acquisition. Mr. Azar is a founding partner of the Representative, and for over 20 years has been instrumental in developing the Hunton resource play in Central Oklahoma through his direction of the Representative, ownership in Altex Resources, Inc., and various other successful oil and gas ventures. Mr. Azar will also be receiving a significant amount of the shares of Common Stock issuable upon closing of the Acquisition and all of the Series B Preferred Stock issuable at closing, either personally or through entities which he controls. By the sixth month anniversary of the closing of the Acquisition, one of the three current members of our Board will be required to resign in order that we will have five members of our Board, including three appointed by the Sellers, on such date.

Representations and Covenants

The parties have made customary representations, warranties and covenants in the Asset Purchase Agreement including, among others, covenants relating to (1) the conduct of each party’s business during the interim period between the execution of the Asset Purchase Agreement and the consummation of the transactions described therein, (2) the Company’s obligations to facilitate its stockholders’ consideration of, and voting upon, the issuance of shares of Common Stock upon the closing of the Acquisition and upon conversion of the Series B Preferred Stock pursuant to applicable NYSE MKT rules and regulations, (3) the recommendation by the Company’s Board in favor of approval of the matters presented to the stockholders, (4) the obligation of the Company to submit approval of the planned name change, and such other matters as the parties may deem desirable at a stockholders’ meeting, and to register for resale the shares of Common Stock issued to the Sellers, (5) each party’s non-solicitation obligations relating to alternative business combination transactions, and (6) the indemnification obligations of the parties, subject to the limits of liability, deductibles and other terms set forth in the Asset Purchase Agreement.

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The Sellers’ representations and warranties are set forth in Article V to the Asset Purchase Agreement (See Annex A-1 and Annex A-2). Please refer to Article V of the Asset Purchase Agreement for further details regarding the Sellers’ representations and warranties, breaches of which may trigger the Sellers’ indemnification obligations.

Covenants and agreements by the Sellers are set forth in Article VIII to the s Asset Purchase Agreement (See Annex A-1 and Annex A-2). Please refer to Article VIII of the Asset Purchase Agreement for further details regarding the Sellers’ covenants and agreements, breaches of which may trigger the Sellers’ indemnification obligations.

The Asset Purchase Agreement requires that the parties deliver, on or prior to twenty days from the date of the parties’ entry into the Asset Purchase Agreement, to be updated at least seven days prior to closing, copies of the disclosure schedules required pursuant to the terms of the Asset Purchase Agreement. In the event there are any issues associated with such disclosures, the parties agreed to negotiate such issues in good faith, and if such differences cannot be addressed within the time periods set forth in the Asset Purchase Agreement and such issues would constitute a material adverse effect under the terms of the Asset Purchase Agreement, that the Asset Purchase Agreement can be terminated without penalty by the party receiving such disclosure schedule(s).

Conditions to Closing

The Acquisition is subject to customary conditions which must be satisfied or waived prior to the closing, including (1) approval by our stockholders of the issuance of the Acquisition Shares, (2) receipt by us of the $4.975 million required to be paid to the Sellers at closing, which we plan to raise from the Sellers’ debt holders from whom we are required to assume the $31.5 million in debt; (3) receipt of required regulatory approvals, (4) the absence of any law or order prohibiting the consummation of the Acquisition, (5) approval by the NYSE MKT of the continued listing of our Common Stock on the NYSE MKT prior to and following the closing, (6) not having any issued and outstanding Series A Convertible Preferred Stock, and (7) consent of the Company’s current convertible note holder. Each party’s obligation to complete the Acquisition is also subject to certain additional customary conditions, including (a) subject to certain exceptions, the accuracy of the respective representations and warranties of the other parties, and (b) performance in all material respects by the other parties of their respective obligations under the Asset Purchase Agreement.

Termination Provisions

The Asset Purchase Agreement also includes customary termination provisions for both the Company and the Sellers, which include, subject to the terms of the Asset Purchase Agreement and in certain circumstances rights to cure or other prerequisites, that the Asset Purchase Agreement can be terminated by us, if (i) any issues arise in connection with our due diligence on the Assets which in aggregate would constitute a material adverse effect on such Assets (as described in the Asset Purchase Agreement) and such issues cannot be reasonably cured by the parties; (ii) our stockholders fail to approve the issuance of the Acquisition Shares at a meeting called for such purpose; (iii) if we fail to obtain all required consents; (iv) if we fail to raise the cash necessary to acquire the Assets; (v) the Sellers fail to provide all required closing deliverables; or (vi) if the Sellers breach any representation or warranty in the Asset Purchase Agreement, subject to the right to cure; and by the Sellers, if (i) any issues arise in connection with the Seller’s due diligence of us which in aggregate would constitute a material adverse effect (as described in the Asset Purchase Agreement) and such issues cannot be reasonably cured by the parties; (ii) if we have more than 1.8 million shares of Common Stock outstanding at closing, or the Sellers would own less than 80% of each class of our outstanding shares, on a fully-diluted basis, at closing; (iii) if our stockholders fail to approve the items required to be approved for closing; (iv) if we fail to maintain our listing on the NYSE MKT prior to and following closing; (v) if we fail to assume the $31.5 million in debt required to be assumed at closing; (vi) if we fail to provide all required closing deliverables; (vii) if we breach any representation or warranty in the Asset Purchase Agreement, subject to the right to cure; or (viii) our Board withdraws their recommendation for the stockholders to approve the Acquisition because the Company has been presented with a superior acquisition proposal. The Asset Purchase Agreement can also be terminated by either party with five days prior written notice if the Acquisition has not been completed by September 30, 2016, provided that such failure is not the result of the breach of the Asset Purchase Agreement by the terminating party.

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Background of the Transaction

In early September 2015, a representative of ROTH Capital Partners met with Richard N. Azar II in San Antonio about the concept of selling a series of oil and gas assets to a public company. On October 8, 2015, Anthony C. Schnur, our Chief Executive Officer, met with Mr. Azar in San Antonio. Mr. Azar intimated to Mr. Schnur that there may be a transaction for us with Segundo Resources, LLC, a holding company owned by Mr. Azar with ownership in and management of certain non-operated oil and gas assets in Central Oklahoma and West Texas. As a result of the meeting, the parties executed a Mutual Non-Disclosure Agreement on October 13, 2015 and decided to meet again in person at a later date with participation from ROTH as their financial advisor to explore in more detail the potential for a business combination. Shortly after this meeting, Segundo determined to pursue a transaction with Lucas. During the week of October 19, 2015, ROTH and Segundo made preparations to meet with Segundo’s senior lender, International Bank of Commerce of San Antonio (“IBC Bank”). On October 27, 2015, Mr. Richard Azar, Mr. Benjamin Azar and representatives of ROTH met with Mr. Schnur to discuss the plausibility from a business perspective to effect a merger between Segundo and Lucas. During the meeting, various pros and cons of the transaction were discussed as well as critical conditions that would need to be met in the near-term in order for both parties to be comfortable in moving forward with a transaction. On October 28, 2015, ROTH and Segundo met with IBC Bank in San Antonio, where they provided a prepared presentation as to the acquisition of certain oil and gas assets from Segundo and other Sellers, the pledging of additional debt collateral to IBC Bank and the strategy to roll all of the Segundo assets into a publicly listed company. On November 10 and 11, 2015, meetings were held with certain Sellers in San Antonio at Segundo offices to discuss the value of the pro forma assets and the potential acquisition of their assets by Lucas in exchange for common stock, cash and any combination thereof. Over this period, ROTH, Segundo and Lucas met with several of the Sellers to discuss the transaction. In addition, the parties meet with a representative of Silver Star Oil Company, which was the unsecured lender to Lucas, and whose consent would be required to pursue a transaction. Discussions related to the concept of Lucas acquiring the Assets and a go-forward plan after the Acquisition. On November 16, 2015, ROTH finalized the allocation of consideration to each of the individual Sellers, which consisted of a combination of cash, shares of common stock, shares of preferred stock and assumption of debt held by IBC Bank. On November 18, 2015, ROTH prepared form letters which provided an attributed dollar value for the Sellers’ assets and a transaction proposal by Lucas to acquire the Assets for a combination of Lucas common stock and required cash. In addition, individuals in receipt of the transaction proposal agreed to confidentiality and restrictions on transacting in any Lucas securities until the earlier of public announcement of the transaction or notification by ROTH of the abandonment of the transaction. Segundo distributed the transaction proposal to the Sellers via e-mail. On November 23, 2015, ROTH received responses from the potential Sellers indicating their interest in selling their assets. On November 24, 2015, Segundo and Lucas executed a non-binding letter of intent. On November 25, 2015, ROTH hosted an Organizational Call between Segundo and Lucas to discuss the status of the transaction. ROTH subsequently circulated organizational materials containing details of the transaction. On November 30, 2015, representatives of ROTH and Segundo met with representatives of IBC Bank in San Antonio to discuss the signed letter of intent and request financing for the acquisition of the assets owned by the Sellers. Discussions included the value of the assets to be acquired, and the impact to IBC from a lending perspective. IBC agreed to present a preliminary financing proposal related to the transaction. On November 30, 2015, ROTH and Segundo met with another Seller and subordinated lender to Segundo, in San Antonio to discuss the transaction and outcome of the meeting with IBC Bank. On December 1, 2015, ROTH and Segundo met with another Seller at Segundo offices, to discuss the potential transaction with Lucas and exchange of that Seller’s assets for Lucas common stock. On December 8, 2015, ROTH hosted a conference call which included participation from representatives of ROTH, Segundo, the Sellers and their respective legal and accounting advisors. On December 7, 2015, a representative of ROTH met with management of Segundo in San Antonio, to review the oil and gas assets to be acquired. On December 9, 2015, Segundo received a discussion term sheet from IBC Bank outlining proposed terms on a credit facility from IBC Bank for purpose of refinancing existing debt and purchasing additional interest in various oil and gas properties owned by the Sellers.

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On December 15, 2015, ROTH hosted a conference call, which included participation from representatives of ROTH, Segundo, the Sellers and their respective legal and accounting advisors, to discuss the status of several agreements including the Asset Purchase Agreement, Designation of Preferred Stock, Assignments and a Registration Rights Agreement. It was also discussed that Lucas engage an investment bank that would be able to deliver a fairness opinion on the transaction. On December 16, 2015, ROTH was introduced by Mr. Schnur to a representative of Canaccord Genuity Inc. (“Canaccord”), whom Lucas had engaged to render a fairness opinion on the transaction. Starting on December 28, 2015, Mr. Azar began to send the final forms of the Asset Purchase Agreement to the Sellers for their review, comment and execution. On December 29, 2015, the executed Asset Purchase Agreement was delivered to Segundo legal counsel to hold in escrow.

On December 28, 2015, Lucas held a meeting of its board of directors to approve the transaction in consideration of the draft fairness opinion as provided by Canaccord. Due to holiday conflicts, it was going to take several days to receive a final approved opinion. At this meeting, the Lucas board of directors approved the Asset Purchase Agreement and its terms and conditions, substantially in the form presented to the board of directors contingent on the final approval of the fairness opinion. On December 30, 2015, Canaccord delivered to Lucas its oral fairness opinion, with the final written opinion to be delivered within several days. On January 5, 2016, Canaccord delivered to Lucas its written fairness opinion on the fairness of the transaction, from a financial point of view, to Lucas of the consideration to be paid by it under the terms of the transaction. On December 30, 2015, the Sellers and Lucas executed the Asset Purchase Agreement. On December 31, 2015, Lucas publicly announced that it had signed a purchase agreement with the Sellers.

On February 5, 2016, we received a non-binding term sheet for senior debt financing from IBC. Also in April 2016, we negotiated a First Amendment to Asset Purchase Agreement with the Sellers.

On March 28, 2016, we borrowed $250,000 from Alan Dreeben, who is one of the sellers of the Assets, pursuant to a Short Term Promissory Note (the “Short Term Note”). The Short Term Note has a principal balance of $275,000 (the $250,000 borrowed plus a 10% original issue discount), does not accrue interest unless an event of default occurs thereunder, at which time the note accrues interest at 15% per annum, has a maturity date of June 28, 2016 and contains standard and customary events of default. The Short Term Note may be prepaid at any time without penalty. As additional consideration for Mr. Dreeben agreeing to make the loan we agreed to issue Mr. Dreeben 15,000 restricted shares of common stock.

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Fairness Opinion

In connection with the Acquisition, our Board received a written opinion, dated December 30, 2015, of our financial advisor, Canaccord Genuity Inc. (“Canaccord”), as to the fairness, from a financial point of view, to the Company, of the consideration to be paid by us in the Acquisition. The full text of Canaccord’s written opinion, dated December 30, 2015, is attached to this proxy statement as Annex B and is incorporated into this proxy statement by reference. Canaccord has consented to the use of its opinion in this proxy statement and to the references thereto. Canaccord’s opinion was prepared for the information of Lucas’ Board only in connection with its evaluation of the total Acquisition consideration from a financial point of view. Canaccord’s opinion does not address any other aspect of the Acquisition or any matter to be presented to our stockholders. The summary of Canaccord’s opinion described below is qualified in its entirety by reference to the full text of its opinion. Holders of our Common Stock are encouraged to read the opinion carefully in its entirety.

In connection with rendering its opinion, Canaccord, among other things:

●	reviewed certain publicly available business and financial information relating to the Company;
●	analyzed certain internal financial statement and other business and financial information, including certain projected financial and operating data concerning the Company provided to Canaccord by Company management;
●	analyzed certain internal financial statements and other business and financial information, including certain projected financial and operating data concerning the Assets provided to Canaccord by senior management of the Company;
●	conducted discussions with members of senior management of the Company regarding past and current operations and financial condition and the prospects of the Company and the Assets;
●	compared the projected results of operations of Segundo with those of certain publicly traded companies Canaccord deemed to be relevant and comparable to each of the Company and the Assets;
●	reviewed an engineering report dated December 1, 2015, provided by the Company with respect to the proved developed reserves of the Assets;
●	compared the financial terms of the Acquisition with the financial terms of certain other acquisitions Canaccord deemed to be relevant and comparable to the Acquisition;
●	reviewed estimated synergies provided to Canaccord by the Company and considered the potential pro forma financial impact of the Acquisition on the consolidated entity;
●	reviewed the terms of the Asset Purchase Agreement in substantially final form provided to Canaccord on December 30, 2015, the exhibits thereto and certain related agreements furnished to Canaccord by the Company which, for purposes of the fairness opinion, Canaccord has assumed, with the Company’s permission, to be identical in all material respects to the agreements to be executed; and
●	reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as Canaccord deemed necessary, including an assessment of general economic, market and monetary conditions.

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In conducting its review and arriving at its opinion, Canaccord relied and assumed, with Lucas’ consent, upon the accuracy and completeness of all of the financial and other information provided to or discussed with Canaccord by Lucas or otherwise publicly available, and further assumed, with Lucas’s consent, that there were no material changes in Lucas’ business operations, financial condition or prospects since the respective dates of such information. Canaccord did not independently verify such information. With respect to the financial forecasts and estimates reviewed by or discussed with Canaccord, Canaccord was advised by Lucas’ management, and assumed at Lucas’ direction, that such financial forecasts and estimates were reasonably prepared on bases reflecting the best currently available estimates and judgments of each of Segundo’s management and Lucas’ management. Canaccord expressed no view as to such financial forecasts or estimates or the assumptions underlying such financial forecasts or estimates. Canaccord did not conduct a physical inspection of any of Lucas’ or Segundo’s assets, properties or facilities, nor did it make or obtain any independent evaluation or appraisals of any such assets, properties or facilities or any liabilities (contingent or otherwise) of Lucas or Segundo.

Canaccord further assumed, with Lucas’ consent, that the Acquisition would be consummated in accordance with the terms described in the original asset purchase agreement and related documents, without amendments, modifications or waivers, and that all governmental, regulatory or other approvals, consents and agreements required for the Acquisition and related transactions would be obtained without any adverse effect on Lucas or the Acquisition.

Canaccord expressed no view or opinion as to any terms or aspects of the form or structure of the Acquisition. Canaccord was not asked to consider, and its opinion did not address, the relative merits of the Acquisition as compared to any alternative business strategy that might exist for Lucas. In addition, Canaccord expressed no opinion as to the merits of the underlying business decision of Lucas’ board of directors to proceed with the Acquisition or any related transaction. Canaccord’s opinion was directed to and for the information of the Board of Directors of Lucas only in connection with its evaluation of the Acquisition, and does not constitute advice or a recommendation to any stockholder of Lucas as to how such stockholder should vote with respect to the Acquisition or any matter related to the Acquisition. Canaccord’s opinion did not constitute an opinion as to the price at which Lucas common stock may trade at any time. Except as described above, Lucas imposed no other instructions or limitations on Canaccord with respect to the investigations made or the procedures followed by it in rendering its opinion.

This summary is not a complete description of Canaccord’s opinion or the financial analyses performed and factors considered by Canaccord in connection with its opinion. The preparation of a financial opinion is a complex analytical process involving various determinations as to the most appropriate and relevant methods of financial analysis and the application of those methods to the particular circumstances and, therefore, a financial opinion is not readily susceptible to summary description. Canaccord arrived at its ultimate opinion based on the results of all analyses undertaken by it and assessed as a whole, and did not draw, in isolation, conclusions from or with regard to any one factor or method of analysis for purposes of its opinion. Accordingly, Canaccord believes that its analyses and this summary must be considered as a whole and that selecting portions of its analyses and factors or focusing on information presented in tabular format, without considering all analyses and factors or the narrative description of the analyses, could create a misleading or incomplete view of the processes underlying Canaccord’s analyses and opinion.

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In performing its analyses, Canaccord considered market, economic and other conditions and circumstances involving the assets to be acquired, Lucas and its industry existing as of the date of its opinion, many of which are beyond Lucas’ control. No company, business or transaction used in the analyses is identical or directly comparable to the assets to be acquired, Lucas or the Acquisition, and an evaluation of the results of those analyses is not entirely mathematical. Rather, the analyses involve complex considerations and judgments concerning financial and operating characteristics and other factors that could affect the Acquisition, public trading or other values of the companies, business segments or transactions analyzed.

The estimates contained in Canaccord’s analyses and the ranges of valuations resulting from any particular analysis are not necessarily indicative of actual values or future results, which may be significantly more or less favorable than those suggested by its analyses. In addition, analyses relating to the value of businesses or securities do not necessarily purport to be appraisals or to reflect the prices at which businesses or securities actually may be sold. Accordingly, the estimates used in, and the results derived from, Canaccord’s analyses are inherently subject to substantial uncertainty.

The type and amount of consideration payable in the Acquisition were determined through negotiation between Lucas and Segundo, and the decision to enter into the Acquisition was solely that of Lucas’ board of directors. Canaccord’s opinion was only one of many factors considered by Lucas’ board of directors in its evaluation of the Acquisition and should not be viewed as determinative of the views of Lucas’ board of directors or management with respect to the Acquisition or Acquisition consideration.

The following is a summary of the material financial analyses reviewed with the Lucas board of directors in connection with Canaccord’s opinion dated December 30, 2015. The financial analyses summarized below include information presented in tabular format. In order to fully understand Canaccord’s financial analyses, the tables must be read together with the text of each summary. The tables alone do not constitute a complete description of the financial analyses. Considering the data in the tables below without considering the full narrative description of the financial analyses, including the methodologies and assumptions underlying the analyses, could create a misleading or incomplete view of Canaccord’s financial analyses. Financial data of Lucas utilized in the analyses described below were prepared by Lucas’ management. Financial data with respect to the assets to be acquired and utilized in the analyses described below were prepared by Segundo management and provided to Canaccord by Lucas management.

Selected Publicly Traded Companies Analysis

●	Abraxas Petroleum Corp.

●	Arabella Exploration, Inc.

●	Earthstone Energy, Inc.

●	Evolution Petroleum Corp.

●	Gastar Exploration, Inc.

●	Lonestar Resources Limited

●	Midstates Petroleum Company, Inc.

●	SandRidge Energy, Inc.

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Canaccord reviewed, among other things, enterprise values of the selected companies, calculated as equity value based on closing stock prices on December 30, 2015, plus book value of debt, plus the liquidation value of preferred stock, less excess cash and cash equivalents, as multiples of latest net daily production, expressed as dollar value per barrel of oil equivalent per day. Canaccord then applied a range of selected multiples of latest net daily production, based on the median and mean valuation multiples, derived from the selected companies to corresponding data of Segundo. Canaccord also added the adjusted net value of undeveloped acreage to be acquired. Financial data of the selected companies were based on publicly available research analysts’ estimates and public filings. Financial data of Lucas were based on internal financial data prepared by Segundo’s management. This analysis indicated the following range of implied enterprise values as compared to the original proposed Acquisition consideration:

Implied Enterprise Value Range	Original Proposed Acquisition Consideration
$96.257 Million — $97.781 Million	$80.698 Million

Selected Precedent Transactions Analysis

Canaccord reviewed transaction values in the following 29 selected transactions involving the acquisition or divestiture of oil and gas assets located in Lincoln, Logan and Payne Counties, Oklahoma and Glasscock County, Texas announced since January 1, 2014:

Lincoln, Logan and Payne Counties Precedent Transactions – Since 2014

Announcement Date		Buyer		Seller

●	11/23/15	●	Jericho Oil Corp	●	Undisclosed Seller
●	11/05/15	●	Husky Ventures	●	Torchlight Energy Resources
●	08/17/15	●	Undisclosed Buyer	●	Torchlight Energy Resources
●	11/17/14	●	Canterra Resources	●	Forest Oil
●	01/08/14	●	Sundance Energy	●	Undisclosed Seller
●	12/08/13	●	Petroflow Energy	●	Equal Energy
●	09/04/13	●	Gastar Exploration	●	Lime Rock Resources
●	08/28/14	●	LRR Energy	●	Juno Energy II
●	03/29/13	●	New Source Energy Partners	●	New Source Energy Corp; Scintilla; WK Chernicky

Glasscock County Precedent Transactions – Since 2014

Announcement Date		Buyer		Seller

●	12/17/15	●	Earthstone Energy	●	Lynden Energy Corp.
●	12/08/15	●	Parsley Energy	●	PCORE Exploration & Production
●	10/23/15	●	Yantai Xinchao Industry	●	Tall City Exploration; Plymouth Petroleum
●	09/30/15	●	RSP Permian, Inc.	●	Undisclosed Seller
●	08/03/15	●	RSP Permian, Inc.	●	Undisclosed Seller
●	08/03/15	●	Undisclosed Buyer	●	Laredo Petroleum
●	07/15/15	●	Viper Energy Partners	●	Diamondback Energy
●	07/02/15	●	Rock Oil Company	●	Linn Energy LLC
●	05/08/15	●	Diamondback Energy	●	Undisclosed Seller
●	12/31/14	●	Oxy	●	Three Rivers Operating Company LLC
●	10/24/14	●	Breitburn Energy Partners LP	●	Antares Energy Ltd.
●	09/27/14	●	EnCana	●	Athlon Energy Inc.
●	08/12/14	●	Athlon Energy, Inc.	●	Undisclosed Seller
●	08/07/14	●	Laredo Petroleum, Inc.	●	Undisclosed Seller
●	07/22/14	●	RSP Permian, Inc.	●	Adventure Exploration; Alpine; JM Cox; DRE
●	07/18/14	●	Diamondback Energy, Inc.	●	Rio; Bluestem; BC; Crown; Crump
●	05/30/14	●	RAM Energy	●	Chaparral Energy
●	04/30/14	●	EQT Corporation	●	Range Resources
●	04/08/14	●	Athlon Energy LP	●	Hibernia Resources; Piedra Energy; Undisclosed
●	03/31/14	●	RSP Permian, Inc.	●	Undisclosed Seller

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Canaccord reviewed transaction values in the selected transactions, calculated as the purchase price multiples of acquired assets’ net daily production plus an adjustment for value of undeveloped acreage. Canaccord then applied a range of selected multiples, based on the mean and median valuation multiples, derived from the selected transactions to corresponding data of Segundo. Multiples for the selected transactions were based on publicly available information at the time of announcement of the relevant transaction. Financial data of Segundo were based on internal financial data prepared by Segundo’s management. This analysis indicated the following range of implied enterprise values as compared to the original proposed Acquisition consideration:

Implied Enterprise Value Range	Original Proposed Acquisition Consideration
$100.657 Million — $111.780 Million	$80.698 Million

Discounted Cash Flow Analysis

Canaccord reviewed a management prepared engineering report dated December 1, 2015 in order to determine the present value of Segundo’s oil and natural gas reserves discounted at an industry standard annual discount rate of 10% (“PV-10”). Canaccord further applied a 10% discount and premium to the PV-10 value to establish a range of valuation. This analysis indicated the following range of implied enterprise values as compared to the original proposed Acquisition consideration:

Implied Enterprise Value Range	Original Proposed Acquisition Consideration
$83.657 Million — $102.247 Million	$80.698 Million

In the two years prior to the issuance of its opinion, Canaccord has not had a material relationship with Lucas or Segundo where compensation was received or that it contemplates will be received after the closing of the Acquisition. Pursuant to the terms of the engagement of Canaccord, Lucas paid Canaccord a fee of $170,000 upon delivery of the opinion. No portion of such fee is based upon whether Canaccord delivered a favorable opinion with respect to the Acquisition, and such fee was not contingent upon consummation of the Acquisition. Lucas also agreed to reimburse Canaccord for reasonable expenses, and to indemnify Canaccord and related parties against certain liabilities arising out of its engagement, including liabilities and expenses which may arise under the federal securities laws.

Accounting Treatment

The Acquisition will be accounted for as a purchase of assets, so that the operating revenues and expenses pertaining to the Assets will be included in our consolidated financial statements following the Acquisition.

Tax Treatment

The transactions contemplated by the Acquisition are intended to constitute a single transaction for purposes of Section 351 of the Internal Revenue Code of 1986, as amended, such that the Acquisition is expected to be a tax-free transfer for the Sellers.

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Regulatory Approvals

NYSE MKT Notification

Due to the number of shares of our Common Stock proposed to be issued in connection with the Acquisition, we must file a notification with, and meet the initial listing standards of, NYSE MKT prior to the closing of the Acquisition.

Securities and Exchange Commission and Applicable State Securities Commissions

The Acquisition Shares that will be issued to the Sellers in connection with the Acquisition will be exempt from registration under Section 4(a)(2) of the Securities Act of 1933, as amended, and/or Regulation D thereunder, and similarly exempt from registration under applicable state securities laws. Please note that the Securities and Exchange Commission and applicable state securities commissions do not provide regulatory review or approvals for these transactions.

We do not believe that any regulatory review or approvals are necessary.

Unaudited Pro Forma Financial Information

The unaudited pro forma financial information presented below combine the historical financial information of Lucas and the historical statements of revenues and direct operating expenses of the Assets, giving effect to the Acquisition, as if it had occurred on December 31, 2015. The historical financial information has been adjusted to give effect to pro forma events that are (i) directly attributable to the Acquisition and (ii) factually supportable. With respect to the operational financial information, the pro forma events must be expected to have a continuing impact on the combined results. You should read this information in conjunction with the:

●	accompanying notes to the unaudited pro forma financial information;

●	separate historical unaudited financial statements (including the notes thereto) of Lucas for the quarterly period ended December 31, 2015 included in our quarterly report on Form 10-Q filed with the SEC on February 16, 2016, which is incorporated by reference into this proxy statement (SEC File No. 001-32508);

●	separate historical audited financial statements (including the notes thereto) of Lucas as of and for the fiscal year ended March 31, 2015 included in our annual report on Form 10-K filed with the SEC on July 14, 2015, which is incorporated by reference into this proxy statement (SEC File No. 001-32508); and

●	separate historical audited statements of revenues and direct operating expenses of the Assets for the years ended March 31, 2015 and 2014, and the nine months ended December 31, 2015 and 2014, included in this proxy statement.

The pro forma adjustments are described in the notes accompanying the pro forma financial information (the “Notes”).

The pro forma financial information has been prepared based on information currently available to us, using assumptions that our management believes are reasonable. The pro forma financial information does not purport to represent the actual results of operations that would have occurred if the Acquisition had taken place on the dates specified. The pro forma financial information is not necessarily indicative of the results of operations that may be achieved in the future. The pro forma financial information includes certain reclassifications to conform the historical results of operations of the Assets to our results of operations.

The assumptions used and adjustments made in preparing the pro forma financial information are described in the Notes, which should be read in conjunction with the pro forma financial information. The pro forma financial information and related Notes contained herein should be read in conjunction with our financial statements and related notes included in our Annual Report on Form 10-K for the fiscal year ended March 31, 2015 which was filed with the SEC on July 14, 2015, the unaudited financial statements and related notes included in our Quarterly Report on Form 10-Q for the quarterly period ended December 31, 2015, which was filed with the SEC on February 16, 2016, and the separate historical audited statements of revenues and direct operating expenses of the Assets for the years ended March 31, 2015 and 2014, and for the nine months ended December 31, 2015 and 2014, included in this proxy statement.

The unaudited pro forma financial information is presented for informational purposes only.

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LUCAS ENERGY, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2015

				Other
		(a)		Significant		Pro-Forma		(Pro-Forma
	Lucas Energy, Inc.	Acquisition		Transactions		Adjustment		Combined)
ASSETS
Current Assets
Cash	$250,921	$115,000	(b)	$500,000	(m)	$4,500,000	(r)	$11,142,921
		(20,000)	(c)	600,000	(n)	—		—
		—		200,000	(o)	—		—
		—		4,997,000	(p)	—		—
Restricted Cash	—	3,360,000	(d)	—		—		3,360,000
Accounts Receivable	92,634	—		—		—		92,634
Inventories	194,996	—		—		—		194,996
Other Current Assets	48,547	—		—		—		48,547
Total Current Assets	587,098	3,455,000		6,297,000		4,500,000		14,839,098

Property and Equipment
Oil and Gas Properties (Full Cost Method)	48,494,625	64,987,801	(e)	—		—		113,482,426
Other Property and Equipment	420,351	—		—		—		420,351
Total Property and Equipment	48,914,976	64,987,801		—		—		113,902,777
Accumulated Depletion, Depreciation and Amortization	(13,248,193)	—		—		—		(13,248,193)
	35,666,783	64,987,801		—		—		100,654,584
Other Assets	61,872	—		—		—		61,872
Total Assets	$36,315,753	$68,442,801		$6,297,000		$4,500,000		$115,555,554

LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities
Accounts Payable	$2,648,928	$200,000	(f)	$—		$—		$2,848,928
Accrued Expenses	568,236	—		—		—		568,236
Convertible Notes Payable - Silver Star, Net of Discount of $182,918	617,082	—		200,000	(o)	—		817,082
Note Payable - Rogers	7,153,734	—		—		—		7,153,734
Convertible Notes Payable - HFT, Net of Discount of $600,000	—	—		—	(n)	—		—
Convertible Subordinated Debenture, Net of Discount of $530,000	—	—		—	(m)	—	(s)	—
Total Current Liabilities	10,987,980	200,000		200,000		—		11,387,980

Long-Term Debt, Net of Deferred Financing Cost of $1,043,979	—	31,350,000	(g)	—		—		38,956,021
		4,975,000	(h)
		3,360,000	(d)
		115,000	(b)
		200,000	(f)
		(643,979)	(i)
		(400,000)	(j)

Asset Retirement Obligation	1,147,178	693,743	(e)					1,840,921
Total Liabilities	12,135,158	39,849,764		200,000		—		52,184,922

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LUCAS ENERGY, INC.

UNAUDITED PRO FORMA COMBINED BALANCE SHEET

AS OF DECEMBER 31, 2015

				Other
		(a)		Significant		Pro-Forma		(Pro-Forma
	Lucas Energy, Inc.	Acquisition		Transactions		Adjustment		Combined)
Commitments and Contingencies

Stockholders' Equity
Preferred Stock Series A, 2,000 Shares Authorized of $0.001 Par,
0 Shares Issued and Outstanding	773,900	(773,900)	(c)	—		—		—
Preferred Stock Series B, 600,000 Shares Authorized of $0.001 Par,
552,000 Shares Issued and Outstanding	—	552	(k)	—		—		552
Preferred Stock Series C, 500,000 Shares Authorized of $0.001 Par,
527 Shares Issued and Outstanding	—	—		1	(p)	—		1

Common Stock, 100,000,000 Shares Authorized of $0.001 Par,
14,887,845 Shares Issued and Outstanding Shares	1,468	13,010	(j)	—		1,385	(r)	16,436
		390	(i)	—		163	(s)
		20	(c)	—

Additional Paid in Capital	57,929,959	21,452,936	(l)	5,259,999	(p)	499,837	(s)	98,378,375
		643,589	(i)	(263,000)	(q)	4,498,615	(r)
		6,502,560	(k)	600,000	(n)	—
		753,880	(c)	500,000	(m)	—

Accumulated Deficit	(34,524,732)	—		—		(500,000)	(s)	(35,024,732)

Total Stockholders' Equity	24,180,595	28,593,037		6,097,000		4,500,000		63,370,632
Total Liabilities and Stockholders' Equity	$36,315,753	$68,442,801		$6,297,000		$4,500,000		$115,555,554

The accompanying notes are an integral part of these pro forma combined financial statements.

(a) To record the allocation of the $64,296,660 purchase price to the net assets acquired.
(b) To record $115,000 in cash received.
(c) To record the conversion of 500 shares of our Series A Preferred Stock to 20,000 shares of common stock for cash consideration of $20,000.
(d) To record $3,360,000 of cash received which is to be placed in a sinking fund for debt principal reductions.
(e) To record the $693,743 asset retirement obligation associated with the acquired properties.
(f) To record a $200,000 payable for half of the 1% debt commitment fee (noted in (j)) due in six months.
(g) To record the $31,350,000 of long-term debt assumed related to the transaction.
(h) To record the additional debt to be incurred to provide the $4,975,000 of cash consideration due at closing.
(i) To record the issuance of 390,290 shares of common stock with a fair value of $643,979 to the lender for an underwriting fee recorded as deferred financing cost.
(j) To record deferred financing cost of $400,000 for the 1% debt commitment fee due at closing.
(k) To record the fair value of the issuance of 552,000 shares of Series B Preferred Stock.
(l) To record the issuance of 13,009,664 shares of common stock with a fair value of $21,465,946 to seller.
(m) To record the issuance of a $530,000 convertible subordinated debenture at a 5% discount for cash proceeds of $500,000 and 1,284,616 fair value warrants recorded as an additional discount for a full $530,000 discount.
(n) To record the issuance of $600,000 in convertible notes and 124,285 fair value warrants recorded as a full $600,000 discount.
(o) To record the issuance of $200,000 in additional convertible notes to Silver Star.
(p) To record the cash proceeds from of the issuance of 527 shares of Series C Preferred Stock.
(q) To record the 5% discount for the issuance of 527 shares of Series C Preferred Stock.
(r) To record the exercise of warrants to purchase 1,384,616 shares of common stock at an exercise price of $3.25 per share.
(s) To record the conversion of the subordinated debenture into 163,077 shares of common stock.

68

LUCAS ENERGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED MARCH 31, 2015

		(a)	Pro Forma		(Pro Forma
	Lucas Energy, Inc.	Acquisition	Adjustments		Combined)

Operating Revenues
Crude Oil	$3,000,886	$3,395,163	$—		$6,396,049
Natural Gas	—	5,719,745	—		5,719,745
Natural Gas Liquids		1,887,166	—		1,887,166
Total Revenues	3,000,886	11,002,074	—		14,002,960

Operating Expenses
Lease Operating Expenses	1,458,182	3,075,327	—		4,533,509
Severance and Property Taxes	285,100	—	—		285,100
Depreciation, Depletion,
Amortization, and Accretion	1,547,233	—	5,653,787	(b)	7,201,020
Impairment of Oil and gas Properties	—		40,688,652	(c)	40,688,652
General and Administrative	3,312,689	—			3,312,689
Total Expenses	6,603,204	3,075,327	46,342,439		56,020,970

Operating Income (Loss)	(3,602,318)	7,926,747	(46,342,439)		(42,018,010)

Other Expense (Income)
Interest Expense	1,365,672	—	2,200,000	(d)	4,358,672
			530,000	(e)
			263,000	(f)
Other Expense (Income), Net	146,784	—	—		146,784
Total Other Expenses	1,512,456	—	2,993,000		4,505,456

Loss Before Income Taxes	(5,114,774)	7,926,747	(49,335,439)		(46,523,466)
Income Tax Expense	13,500	—			13,500
Net Income (Loss)	$(5,128,274)	$7,926,747	$(49,335,439)		$(46,536,966)

Net Loss Per Share
Basic and Diluted	$(3.78)				$(2.92)

Weighted Average Number of Common Shares Outstanding
Basic and Diluted	1,357,860		13,029,664	(g)	15,935,217
			163,077	(h)
			1,384,616	(i)
			—	(j)

    The accompanying notes are an integral part of these pro forma combined financial statements.

(a) To record the revenues and operating expenses associated with the acquisition.
(b) To record depletion expense related to the property acquisition under the full cost method.
(c) To record impairment expense related to the acquisition per the purchase price allocation at June 9, 2016.
(d) To record interest expense directly attributable to the acquisition.
(e) To record interest expense related to the amortization of the discount of the convertible subordinated debenture upon conversion.
(f) To record interest expense related to the amortization of the discount of the 5% discount related to the issuance of 527 Shares of Series C Preferred Shares.
(g) To record the issuance 13,009,664 and 20,000 shares of common stock (excludes the dilutive effect of the 552,000 Series B Preferred Shares which are convertible into common stock at 7.14 to 1 or 3,941,280 common shares).
(h) To record the issuance of 163,077 common shares upon the full conversion of the subordinated debenture outstanding.
(i) To record the issuance of 1,384,616 common shares upon the exercising the warrants associated with the subordinated debenture.
(j) Excludes the dilutive effect of the 527 Series C Preferred Shares which are convertible into 1,618,462 shares of common stock.

69

LUCAS ENERGY, INC.

UNAUDITED PRO FORMA COMBINED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED DECEMBER 31, 2015

		(a)	Pro Forma		(Pro Forma
	Lucas Energy, Inc.	Acquisition	Adjustments		Combined)

Operating Revenues
Crude Oil	$867,406	$1,151,830	$—		$2,019,236
Natural Gas	—	2,100,769	—		2,100,769
Natural Gas Liquids	—	837,099	—		837,099
Total Revenues	867,406	4,089,698	—		4,957,104

Operating Expenses
Lease Operating Expenses	597,932	1,979,029	—		2,576,961
Severance and Property Taxes	98,456	—	—		98,456
Depreciation, Depletion,
Amortization, and Accretion	739,107	—	4,634,869	(b)	5,373,976
Impairment	—		40,688,652	(c)	40,688,652
General and Administrative	1,854,646	—	—		1,854,646
Total Expenses	3,290,141	1,979,029	45,323,521		50,592,691

Operating Income (Loss)	(2,422,735)	2,110,669	(45,323,521)		(45,635,587)

Other Expense (Income)
Interest Expense	557,613	—	2,200,000	(d)	3,550,613
			530,000	(e)
			263,000	(f)
Other Expense (Income), Net	27,344	—	—		27,344
Total Other Expenses	584,957	—	2,993,000		3,577,957

Loss Before Income Taxes	(3,007,692)	2,110,669	(48,316,521)		(49,213,544)
Income Tax Expense	—	—			—
Net Income (Loss)	$(3,007,692)	$2,110,669	$(48,316,521)		$(49,213,544)

Net Loss Per Share
Basic and Diluted	$(2.09)				$(3.07)

Weighted Average Number of Common Shares Outstanding
Basic and Diluted	1,438,573		13,029,664	(g)	16,015,930
			163,077	(h)
			1,384,616	(i)
			—	(j)

    The accompanying notes are an integral part of these pro forma combined financial statements.

(a) To record the revenues and operating expenses associated with the acquisition.
(b) To record depletion expense related to the property acquisition under the full cost method.
(c) To record impairment expense related to the acquisition per the purchase price allocation at June 9, 2016.
(d) To record interest expense directly attributable to the acquisition.
(e) To record interest expense related to the amortization of the discount of the convertible subordinated debenture upon conversion.
(f) To record interest expense related to the amortization of the discount of the 5% discount related to the issuance of 527 Shares of Series C Preferred Shares.
(g) To record the issuance 13,009,664 and 20,000 shares of common stock (excludes the dilutive effect of the 552,000 Series B Preferred Shares which are convertible into common stock at 7.14 to 1 or 3,941,280 common shares).
(h) To record the issuance of 163,077 common shares upon the full conversion of the subordinated debenture outstanding.
(i) To record the issuance of 1,384,616 common shares upon the exercising the warrants associated with the subordinated debenture.
(j) Excludes the dilutive effect of the 527 Series C Preferred Shares which are convertible into 1,618,462 shares of common stock.

70

LUCAS ENERGY, INC.

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

1. BASIS OF PRO FORMA PRESENTATION

The properties currently produce in excess of approximately 1,200 net barrels of oil equivalent (“BOE”) per day, of which 53% are liquids, from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified.

As consideration for the acquisition, we agreed to assume $31,350,000 of commercial bank debt; issue 552,000 shares of newly designated Series B Preferred Stock to one of the Sellers, which is under common control with the Seller Representative, with a total liquidation value of $13,800,000; issue 13,009,664 shares of Common Stock to certain of the Sellers with a fair value of $21,465,946; and pay $4,975,000 in cash to certain Sellers. Notwithstanding the above, in the event there are any title or other material issues associated with the assets, the parties agreed to work in good faith to address such issues, and if such issues cannot be addressed, to adjust the purchase price, provided that no adjustment will be made unless such issues in aggregate total more than 5% of the aggregate purchase price, and provided further that if such issues in aggregate total more than 20% of the aggregate purchase price, we can terminate the Asset Purchase Agreement. We and the Sellers also agreed to a true-up for certain joint interest billings and authorization for expenditures at and/or after closing, and to effect a true-up in connection with any material agreements, if the rights thereto are not provided by the Sellers at closing.

Since the Asset Purchase agreement was entered into on December 30, 2015, the Company has entered into the following transactions that have been deemed significant and are included in the Combined Pro Forma financial statements under Other Significant Transactions.

Silver Star Notes

On February 10, 2016, we received additional funding per our letter of credit with Silver Star Oil Company (“Silver Star”), and have therefore included the receipt of an additional $200,000, for which the Company issued a convertible note. To date, the Company has drawn $1,000,000 under the line of credit and issued five convertible notes.

We are seeking shareholder approval for the potential issuance of common shares upon conversion of these notes exceeding 19.99% of our outstanding common stock. If all of the Silver Star notes were converted at closing of the Asset Purchase agreement, 444,416 additional common shares would be issued and outstanding. As the conversion is not a condition of the acquisition closing, we have made no adjustments to the in the pro forma balance sheet as of December 31, 2015 or to the pro forma statements of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015.

HFT Notes

On March 29, 2016, the Company entered into a Convertible Promissory Note Purchase Agreement with HFT Enterprises, LLC (“HFT”). The note purchase agreement provided us the right to sell up to $600,000 in convertible promissory notes to HFT. To date, the Company has drawn $600,000 under the note purchase agreement during the months of March and April 2016. The note purchase agreement also included the issuance of 124,285 warrants that are exercisable at $1.50 per common share.

We are seeking shareholder approval for the potential issuance of common shares upon the conversion of the notes and exercise of the warrants issued HFT exceeding 19.99% of our outstanding common stock. If the HFT notes and warrants were converted at closing of the Asset Purchase agreement, 548,956 additional common shares would be issued and outstanding. As the conversion of the note and the exercise of warrants are not conditions of the acquisition closing, we have made no adjustments to the in the pro forma balance sheet as of December 31, 2015 or to the pro forma statements of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015.

71

Securities Purchase Agreement

On April 6, 2016, we entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) with an accredited institutional investor, pursuant to which we sold and issued a redeemable convertible subordinated debenture, with a face amount of $530,000, convertible into 163,077 shares of common stock at a conversion price equal to $3.25 per share (the “Debenture”) and a warrant to purchase 1,384,616 shares of common stock (subject to adjustment thereunder) at an exercise price equal to $3.25 per share (the “First Warrant”). The accredited institutional investor purchased the Debenture at a 5.0% original issue discount for the sum of $500,000 and agreed that it will exercise the 1,384,616 warrants, upon satisfaction of certain conditions, for the sum of $4.5 million. As a result of the inclusion of the warrants, we recorded the fair value of the warrants as a full discount on the Debenture.

As the conversion of the Debenture and the exercise of the warrants are conditions to closing the acquisition, we have recognized the additional 163,077 shares of common stock for conversion of the Debenture and 1,384,661 shares of common stock for the exercise of the First Warrant as adjustments to the pro forma balance sheet as of December 31, 2015 and to the pro forma statements of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015.

Stock Purchase Agreement

Also on April 6, 2016, we entered into a Stock Purchase Agreement (the “Stock Purchase Agreement”) with the same accredited institutional investor as the Securities Purchase Agreement above, pursuant to which we agreed, subject to certain conditions, to issue 527 shares of Series C redeemable convertible preferred stock (the “Series C Preferred Stock”)(with a face value of $5.26 million) at a 5% original issue discount, convertible into 1,618,462 shares of common stock at a conversion price of $3.25 per share, and a warrant to purchase 1,111,112 shares of common stock at an exercise price of $4.50 per share. Under the terms of the Stock Purchase Agreement, 1,111,112 warrants and 53 shares of Series C Preferred Stock will be sold and issued for $500,000 after the closing of the Asset Purchase agreement, and assuming the Acquisition closes, the remaining 474 shares of Series C Preferred Stock will be sold and issued for $4.5 million immediately after approval by our stockholders for NYSE MKT purposes, of the issuance of shares of common stock issuable upon conversion/exercise thereof, and at such time as there is an effective registration statement in place covering the shares of common stock issuable upon conversion of the Series C Preferred Stock and exercise of the 1,111,112 warrants.

As the issuance of the 527 shares of Series C preferred stock for $5,000,000 is a condition of closing, we made adjustments to reflect the sale of the Series C preferred stock as well as recognizing the original issue discount of 5.0% in the amount of $263,000 in the pro forma balance sheet as of December 31, 2015 and to the pro forma statements of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015,

As the exercise of the additional 1,111,112 warrants is not a condition to closing the Acquisition, we have made no adjustments to the in the combined pro forma balance sheet as of December 31, 2015 or to the combined pro forma statements of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015. However, we are seeking shareholder approval for the potential issuance of common shares relating to the conversion of the preferred shares and warrants exceeding 19.99% of our outstanding common stock. If the preferred shares and warrants were converted, 2,729,574 additional common shares would be issued and outstanding.

The unaudited Pro Forma Combined Financial Statements are presented for illustrative purposes only and do not purport to represent what our financial position or results of operations would have been if the transactions had occurred as presented, or to project our financial position or results of operations for any future periods. The pro forma adjustments are based on available information and certain assumptions that management believes are reasonable. The pro forma adjustments are directly attributable to the transactions and are expected to have a continuing impact on our results of operations. In the opinion of management, all adjustments necessary to present fairly the unaudited Pro Forma Combined Financial Statements have been made.

72

2. PRO FORMA COMBINED SUPPLEMENTAL INFORMATION ON OIL AND GAS PRODUCING ACTIVITIES (UNAUDITED)

The following unaudited supplemental pro forma oil and natural gas reserve tables present how the combined oil and gas reserves and standardized measure information of the Lucas Energy, Inc. (the “Company”) and the Properties may have appeared had the transaction occurred on April 1, 2014. The Proforma Combined Supplemental Information on Oil and Gas Producing Activities are for illustrative purposes only.

All of the reserves are located in the United States. Reserves are based as follows:

a)

For Lucas Energy, Inc. (As Reported) – as reported in the Company’s Annual Report on Form 10-K for March 31, 2015, upon a reserve report prepared by the independent petroleum engineers of Forrest A. Garb & Associates, Inc. as of March 31, 2015.

b)

Acquisition (the Properties) – upon a reserve report prepared by the independent petroleum engineers of Ralph E. Davis as of January 1, 2016. For the Acquisition (the Properties), using the reserve report prepared as of January 1, 2016, the Company mathematically “rolled back” reserve values to January 1, 2016 to March 31, 2015 by using actual sales volumes, prices, severance and production taxes, and lease operating expense realized for each month between January 1, 2016 and March 31, 2015 (the “Rollback Data”). The source of the Rollback Data is revenue and lease operating data received from the Seller Representative for the relevant periods.

Pro Forma Combined Estimated Quantities of Proved Oil and Gas Reserves (Unaudited)

The following table sets forth certain pro forma data pertaining to the combined proved reserves for the year ended March 31, 2015:

	Lucas Energy, Inc.	Acquisition (the Properties)	Proforma Combined
Crude Oil (Bbls)
Net proved reserves at beginning of year	5,038,433	310,290	5,348,723
Revisions of previous estimates	(877,009)	—	(877,009)
Purchases in place	1,194,588	—	1,194,588
Extensions, discoveries and other additions	—	—	—
Sales in place	(38,076)	—	(38,076)
Production	(739,401)	(43,090)	(782,491)
Net proved reserves at end of year	4,578,535	267,200	4,845,735

Natural Gas (Mcf)
Net proved reserves at beginning of year	3,315,522	19,708,480	23,024,002
Revisions of previous estimates	(85,057)	—	(85,057)
Purchases in place	815,436	—	815,436
Extensions, discoveries and other additions	—	—	—
Sales in place	(1,069,121)	—	(1,069,121)
Production	—	(1,101,959)	(1,101,959)
Net proved reserves at end of year	2,976,780	18,606,521	21,583,301

Natural Gas Liquids (Bbls)
Net proved reserves at beginning of year	—	3,911,730	3,911,730
Revisions of previous estimates	—	—	—
Purchases in place	—	—	—
Extensions, discoveries and other additions	—	—	—
Sales in place	—	—	—
Production	—	(74,882)	(74,882)
Net proved reserves at end of year	—	3,836,848	3,836,848

Oil Equivalents (Boe)
Net proved reserves at beginning of year	5,591,020	7,506,767	13,097,787
Revisions of previous estimates	(891,185)	—	(891,185)
Purchases in place	1,330,494	—	1,330,494
Extensions, discoveries and other additions	—	—	—
Sales in place	(216,263)	—	(216,263)
Production	(739,401)	(301,632)	(1,041,033)
Net proved reserves at end of year	5,074,665	7,205,135	12,279,800

The following table sets forth certain pro forma data pertaining to the combined proved developed and proved undeveloped reserves for the year ended March 31, 2015:

	Lucas Energy, Inc.	Acquisition (the Properties)	Proforma Combined

Proved Developed Reserves
Crude Oil (Bbls)	149,324	220,760	370,084
Natural Gas (Mcf)	—	14,450,901	14,450,901
Natural Gas Liquids (NGL) in BBLs	—	2,816,378	2,816,378
Oil Equivalents (Boe)	149,324	5,445,622	5,594,946

Proved Undeveloped Reserves
Crude Oil (Bbls)	4,429,211	46,440	4,475,651
Natural Gas (Mcf)	2,976,780	4,155,620	7,132,400
Natural Gas Liquids (NGL) in BBLs	—	1,020,470	1,020,470
Oil Equivalents (Boe)	4,925,341	1,759,513	6,684,854

Proved Reserves
Crude Oil (Bbls)	4,578,535	267,200	4,845,735
Natural Gas (Mcf)	2,976,780	18,606,521	21,583,301
Natural Gas Liquids (NGL) in BBLs	—	3,836,848	3,836,848
Oil Equivalents (Boe)	5,074,665	7,205,135	12,279,800

73

Pro Forma Combined Standardized Measure of Discounted Future Net Cash Flows (Unaudited)

The following table sets forth the combined standardized measure of discounted future net cash flows relating to the pro forma combined proved reserves as of March 31, 2015:

	Lucas Energy, Inc.	Acquisition (the Properties)	Proforma Combined
Future cash inflows	$374,469,316	$214,295,790	$588,765,106
Future production costs	(70,065,325)	(55,197,980)	(125,263,305)
Future development costs	(126,152,047)	(4,776,250)	(130,928,297)
Future income taxes	(33,379,551)	(52,469,330)	(85,848,881)
Future net cash flows	144,872,393	101,852,230	246,724,623
Discount to present value at 10% annual rate	(83,243,677)	(53,842,950)	(137,086,627)
Standardized measure of discounted future net cash flows	$61,628,716	$48,009,280	$109,637,996

Pro Forma Combined Changes in Standardized Measure of Discounted Future Cash Flows (Unaudited)

The following table sets forth the combined changes in standardized measure of discounted future cash flows for the year ended March 31, 2015:

	Lucas Energy, Inc.	Acquisition (the Properties)	Proforma Combined
Standardized measure, beginning of year	$83,517,488	$70,869,170	$154,386,658
Crude oil, natural gas and NGL sales, net of production costs	(1,257,604)	(7,926,747)	(9,184,351)
Net changes in prices and production costs	(23,703,375)	(52,252,323)	(75,955,698)
Extensions, discoveries, additions and improved recovery	—	—	—
Changes in estimated future development costs	(13,553,335)	—	(13,553,335)
Development costs incurred	—	—	—
Revisions of previous quantity estimates	(17,805,836)	—	(17,805,836)
Accretion of discount	11,773,137	16,858,300	28,631,437
Net change in income taxes	14,242,584	20,460,880	34,703,464
Purchases of reserves in place	20,043,730	—	20,043,730
Sales of reserves in place	(13,408,272)	—	(13,408,272)
Change in timing of estimated future production	1,780,199	—	1,780,199
Standardized measure, end of year	$61,628,716	$48,009,280	$109,637,996

74

3. PURCHASE PRICE ALLOCATION

The table below summarizes the allocation of the purchase price to the net assets acquired. This allocation is for illustration purposes only and is based on the price of our Common Stock as of June 9, 2016 of $4.05. How the Acquisition is booked and any potential impairment to the Assets we are acquiring will depend on the actual price of our Common Stock as of the time of closing the Acquisition, which could differ materially from the price reflected in the table below:

Purchase Price on June 9, 2016:
Fair value of common stock issued	$52,689,139
Fair value of Series B Preferred stock issued	15,968,571
Assumption of debt	31,350,000
Cash at Closing	4,975,000
Total purchase price	$104,982,710

Fair value of net assets at December 30, 2015:
Oil and gas properties, subject to amortization	64,987,801
Total assets	64,987,801

Asset retirement obligations	(693,743)
Total liabilities	(693,743)

Net assets acquired	$64,294,058

Impairment of oil and gas properties	$40,688,652

Total Purchase Price	$104,982,710

Assumption of debt	31,350,000
Cash funding (due at closing)	4,975,000
Loan Commitment fee (Due at closing)	200,000
Restricted cash (received at closing)	3,360,000
Cash (received at closing)	115,000
Debt payable after closing	$40,000,000

The table below shows the potential value of the equity securities to be issued as consideration for the Acquisition, measured at different hypothetical prices of our Common Stock ranging from $1.65 (the price of our Common Stock on December 30, 2015 when the Asset Purchase Agreement was executed) to $5.00. The actual price of our Common Stock at the time of closing the Acquisition could differ materially from the prices reflected in the table below. If the price of our Common Stock at the time of closing the Acquisition is above a certain level, there could be a potential significant impairment to the Assets we are acquiring.

	$1.65	$2.00	$3.00	$4.00	$5.00
Fair value of common stock issued	$21,465,946	$26,019,328	$39,028,292	$52,038,656	$65,048,320
Fair value of Series B Preferred stock issued	6,503,112	7,885,714	11,828,571	15,771,428	19,714,285
Assumption of debt	31,350,000	31,350,000	31,350,000	31,350,000	31,350,000
Cash at Closing	4,975,000	4,975,000	4,975,000	4,975,000	4,975,000
Total purchase price	$64,294,058	$70,230,042	$87,181,863	$104,135,084	$121,087,605

Fair value of net assets at December 30, 2015:
Oil and gas properties, subject to amortization	$64,987,801	$64,987,801	$64,987,801	$64,987,801	$64,987,801
Total assets	64,987,801	64,987,801	64,987,801	64,987,801	64,987,801

Asset retirement obligations	(693,743)	(693,743)	(693,743)	(693,743)	(693,743)
Total liabilities	(693,743)	(693,743)	(693,743)	(693,743)	(693,743)

Net assets acquired	$64,294,058	$64,294,058	$64,294,058	$64,294,058	$64,294,058

Impairment of oil and gas properties	$—	$5,935,984	$22,887,805	$39,841,026	$56,793,547

Total Purchase Price	$—	$70,230,042	$87,181,863	$104,135,084	$121,087,605

Assumption of debt	$31,350,000	$31,350,000	$31,350,000	$31,350,000	$31,350,000
Cash funding (due at closing)	4,975,000	4,975,000	4,975,000	4,975,000	4,975,000
Loan Commitment fee (Due at closing)	200,000	200,000	200,000	200,000	200,000
Restricted cash (received at closing)	3,360,000	3,360,000	3,360,000	3,360,000	3,360,000
Cash (received at closing)	115,000	115,000	115,000	115,000	115,000
Debt payable after closing	$40,000,00	$40,000,000	$40,000,000	$40,000,000	$40,000,000

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4. PRO FORMA ADJUSTMENTS

As pro forma adjustments related to the pro forma statement of operations are to be computed assuming that the transaction was consummated at the beginning of the fiscal year presented and are to include adjustments which give effect to events that are directly attributable to the transaction, expected to have a continuing impact on the Company, and factually supportable, the Company recognized the following pro forma adjustments to depletion and interest expenses.

Depletion Expense

The Company uses the full cost method of accounting for oil and natural gas producing activities. Therefore, costs of oil and natural gas properties are amortized using the units of production method, and the amortization base is comprised of the total capitalized costs and total future investment costs associated with all proved reserves.

In order to record the effects of the property acquisition under the full cost method, the Company is required to combine its oil and gas properties and the acquired oil and gas properties for each period presented. For the nine-months ended December 31, 2015, the amortization rate for the acquired properties is approximately $10/BOE while the amortization rate for the Company properties is approximately $32/BOE. Calculation of the blended rate of the combined properties is approximately $19/BOE. The higher blended BOE rate is a result of the business mix where the acquired properties are approximately 90% natural gas and liquids compared to the Company properties, which are 100% crude oil. Since the acquired properties also represent approximately 90% of the total production of the combined entities, a pro form adjustment to depletion expense is required for the nine-month period ended December 31, 2015 with a similar adjustment being necessary for the year ended March 31, 2015.

Interest Expense

As the Company intends to enter into a new loan agreement for $40,000,000 at, which is to have a three year term and to bear an annual interest rate with a floor of 5.5%, the Company has recorded an adjustment to recognize interest expense of 1,650,000 and $2,200,000 in the pro forma statement of operations for the nine-month period ended December 31, 2015 and the year ended March 31, 2015, respectively.

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Audited Financial Information of Assets

The following statements of revenues and direct operating expenses of the Assets for the years ended March 31, 2015 and 2014, and the nine months ended December 31, 2015 and 2014 (Unaudited), including the notes thereto, are included in this proxy statement beginning at page F-1. The statements of revenues and direct operating expenses of the Assets for the years ended March 31, 2015 and 2014 were audited by GBH CPAs, PC, an independent registered public accounting firm.

The full S-X Rule 3-05 financial statements and other financial information, including balance sheet and cash flow information, are not available and not presented due to the following reasons: The Assets were maintained as an asset and not a separate company in the accounting records of the Sellers; therefore, the assets, liabilities, indirect operating costs and other expenses applicable to the operations were not allocated to the Assets being acquired. Separate, audited financial statements of the Assets have never been prepared and the Sellers have not maintained the distinct and separate accounts necessary to present the full financial statements of the Assets. It would be extremely costly and impractical to obtain complete financial statements in accordance with generally accepted accounting principles because separate financial statements were never historically required nor were such statements ever prepared with respect to the Assets. The preparation of such statements would involve many subjective assumptions, unreasonable effort and expense.

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF

OIL AND GAS PROPERTIES ACQUIRED FROM SEGUNDO RESOURCES, LLC

	For the Year Ended March 31,
	2015	2014

Revenue	$11,002,074	$9,960,461
Direct Operating Expenses	3,075,327	2,753,429
Revenues in Excess of Direct Operating Expenses	$7,926,747	$7,207,032

	For the Nine Months Ended December 31,
	2015	2014
	(Unaudited)	(Unaudited)

Revenue	$4,089,698	$9,355,422
Direct Operating Expenses	1,979,029	2,367,588
Revenues in Excess of Direct Operating Expenses	$2,110,669	$6,987,834

Reserves

The estimated net proved crude oil and natural gas reserves at January 1, 2016 were approximately 6.9 million Boe (Barrel of Oil Equivalent.) Additionally, there are 9.3 million Boe of probable reserves. Natural gas equivalents are determined using a ratio of 6 Mcf of natural gas to 1 Bbl of crude oil or NGLs based on 42 gallons to 1 Bbl of crude oil.

A majority of the reserves are in leases in Lincoln, Logan and Payne Counties Oklahoma. Volumes produced are valued using SEC guidelines in effect on December 31, 2015 and adjusted for pricing differentials resulting in average monthly crude oil price of $45.44 per Bbl, natural gas price of $2.33 per thousand cubic feet (Mcf) and NGL pricing was held constant at $14.57 per Bbl for the life of the property. The estimated discounted future net cash flow (PV-10) before tax expenses for our proved reserves was approximately $24.2 million. The estimated capital costs as of January 1, 2015 to realize the proved undeveloped reserves is approximately $4.8 million.

The following table sets forth the proved developed and proved undeveloped reserves at January 1, 2016:

Proved Developed Reserves
Crude Oil (Bbls)	195,880
Natural Gas (Mcf)	13,522,930
Natural Gas Liquids (NGL) in BBLs	2,736,230
Oil Equivalents (Boe)	5,185,932

Proved Undeveloped Reserves
Crude Oil (Bbls)	46,454
Natural Gas (Mcf)	4,155,608
Natural Gas Liquids (NGL) in BBLs	1,020,472
Oil Equivalents (Boe)	1,759,527

Proved Reserves
Crude Oil (Bbls)	242,334
Natural Gas (Mcf)	17,678,538
Natural Gas Liquids (NGL) in BBLs	3,756,702
Oil Equivalents (Boe)	6,945,459

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The following table reconciles the discounted future net cash flow (PV10) with the standardized measure of discounted future net cash flow for the nine months ended December 31, 2015 and the years ended March 31, 2015 and 2014:

	As of December 31, 2015	As of March 31, 2015	As of March 31, 2014
Non-discounted future cash flow per reserve report	$48,937,070	$154,321,560	$214,500,630
10% annual discount	(24,719,780)	(74,729,960)	(89,910,220)
Discounted future net cash flow (PV10)	24,217,290	79,591,600	124,590,410

Future tax expense	(16,638,590)	(52,469,330)	(72,930,210)
10% annual discount	8,404,710	20,887,010	19,208,970
Discounted future tax expense	(8,233,880)	(31,582,320)	(53,721,240)

Standardized measure of discounted future net cash flow	$15,983,410	$48,009,280	$70,869,170
Proved reserves.    Proved reserves are those quantities, which, by analysis of geoscience and engineering data, can be estimated with reasonable certainty to be economically producible from a given date forward, from known reservoirs, and under existing economic conditions and operating methods prior to the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation. The project to extract hydrocarbons must have commenced or the operator must be reasonably certain that it will commence the project within a reasonable time.

Existing economic conditions include prices and costs at which economic producibility from a reservoir is to be determined. The price shall be the average price during the twelve-month period prior to the ending date of the period covered by the report, determined as an unweighted arithmetic average of the first-day-of-the-month price for each month within such period, unless prices are defined by contractual arrangements, excluding escalations based upon future conditions.

Reasonable certainty.    If deterministic methods are used, reasonable certainty means a high degree of confidence that the quantities will be recovered. If probabilistic methods are used, there should be at least a 90% probability that the quantities actually recovered will equal or exceed the estimate. A high degree of confidence exists if the quantity is much more likely to be achieved than not, and, as changes due to increased availability of geoscience (geological, geophysical, and geochemical), engineering, and economic data are made to estimated ultimate recovery (EUR) with time, reasonably certain EUR is much more likely to increase or remain constant than to decrease.

Probable reserves.    Probable reserves are those additional reserves that are less certain to be recovered than proved reserves but which, together with proved reserves, are as likely not to be recovered.

Booking Undeveloped Reserves

Certain undeveloped reserves, such as shale, are booked based on a reasonable certainty standard where companies report undeveloped locations at distances greater than one legal offset from economically producing wells. The Hunton reservoir, of which certain assets being purchased are a part, is considered a conventional or traditional reservoir and subject to the more stringent booking requirements where a proved undeveloped (PUD) drilling location must directly offset or adjacent to a producing well.

Booking Hunton reserves is also impacted by a business decision to minimize leasehold and other investment until drilling is imminent. This economic decision is made to preserve capital and made possible by the rules in Oklahoma referred to as forced pooling. Through this process, an operator can create a drilling unit without having leased the entire unit. Any unleased mineral owners will have an election to either participate and become a working interest owner or sign-on as a lessor. From the data available on the acreage being purchased, the operator ultimately leases a minimum of 95% of the acreage in the unit. This allows the operator to more broadly deploy capital across a greater number of units and gain a larger leasehold footprint.

However, a downside to this strategy is that reserves for undeveloped locations are booked consistent with the amount of acreage that is owned in a drilling unit at the time of booking. If an operator has leased 160 acres of a 640 acre drilling unit, then it may only book 25% of the value of a future well or wells to be drilled in that unit. Once the well is drilled, the working interest will reflect the total accumulation of interests including through pooling.

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Market Price Information

Historical Price Data

The following table sets forth the range of high and low sales prices of our common stock for the periods indicated, as reported by NYSE MKT under the trading symbol “LEI”. These prices represent prices among dealers, do not include retail markups, markdowns or commissions, and may not represent actual transactions. The prices set forth below have been adjusted to reflect a 1:25 reverse stock split effected on July 15, 2015.

Fiscal Year Ending March 31, 2016:
	High	Low
Quarter ended March 31, 2016	$8.44	$2.46
Quarter ended December 31, 2015	$10.65	$1.57
Quarter ended September 30, 2015	$5.45	$1.33
Quarter ended June 30, 2015	$6.25	$3.25

Fiscal Year Ended March 31, 2015:
	High	Low
Quarter ended March 31, 2015	$11.25	$1.50
Quarter ended December 31, 2014	$12.50	$2.50
Quarter ended September 30, 2014	$17.50	$9.75
Quarter ended June 30, 2014	$21.50	$11.25

Fiscal Year Ended March 31, 2014:
	High	Low
Quarter ended March 31, 2014	$30.75	$17.00
Quarter ended December 31, 2013	$32.75	$23.00
Quarter ended September 30, 2013	$41.50	$30.00
Quarter ended June 30, 2013	$27.50	$29.25

There is no established trading market for any of the Sellers or the Assets. As of [•], 2016, the record date for the Special Meeting, we had [•] holders of record of our Common Stock according to information provided by our transfer agent.

Recent Price Data

On December 30, 2015, the last full trading day immediately prior to the public announcement of the Acquisition, the closing price per share of our Common Stock as reported on NYSE MKT was $1.65. On [•], 2016, the last practicable trading date for which information is available before the printing of this proxy statement, the closing price per share of our Common Stock as reported on NYSE MKT was $[•]. There can be no assurance as to the actual price of our Common Stock prior to, at or at any time following the closing of the Acquisition, or in the event the Acquisition is not consummated. There is no established trading market for any of the Sellers or the Assets.

Dividends

We have never declared or paid cash dividends on our Common Stock and do not anticipate paying any cash dividends on our Common Stock in the foreseeable future.

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PROPOSAL TWO: APPROVAL OF ISSUANCE OF 390,290 SHARES OF COMMON STOCK TO INTERNATIONAL BANK OF COMMERCE AS A FEE TO REFINANCE THE SELLERS’ DEBT BEING ASSUMED IN THE ACQUISITION AND FINANCE THE CASH PORTION OF THE ACQUISITION CONSIDERATION

General

In connection with the Acquisition, we have agreed to assume $31.5 million of the Sellers’ commercial bank debt held by International Bank of Commerce (“IBC”) and to pay $4.975 million in cash to certain of the Sellers upon the closing of the Acquisition. In order to finance the debt and cash portions of the Acquisition consideration, at the closing of the Acquisition, we intend to enter into a three-year $40 million senior secured term loan (subject to a loan-to-value ratio of 50% or less) with IBC (the “Refinancing”). In connection with the Refinancing, we intend to agree, among other things, to issue 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan.

Because the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan, when aggregated with the issuance of other securities in connection with financing the Acquisition, would exceed 20% of our outstanding Common Stock and constitute a change in control (as defined by NYSE MKT), Sections 712 and 713 of the NYSE MKT rules mandate stockholder approval to issue any such shares of Common Stock. Accordingly, stockholder approval of this proposal is being sought solely to comply with the NYSE MKT rules governing the issuance of securities in connection with the acquisition of stock of another company when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or constitute a change in control (as defined by NYSE MKT). Our stockholders are not being asked to approve the terms of the term loan with IBC.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to issue 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan, and unanimously recommends that the stockholders vote FOR approval of the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan.

Reasons for the Issuance of Common Stock to IBC

Given our current balance sheet, our Board believes that the issuance of Common Stock to IBC, which will facilitate the Refinancing, is necessary in order to obtain the funding required to consummate the Acquisition.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE MKT. Section 712(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance by the issuer of common stock (or securities convertible into common stock) as sole or partial consideration for an acquisition of assets where the present or potential issuance of common stock (or securities convertible into common stock) could result in an increase in outstanding common shares of 20% or more. Section 713(a) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

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Because the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan, when aggregated with the issuance of other securities in connection with financing the Acquisition, would exceed 20% of our outstanding Common Stock and constitute a change in control (as defined by NYSE MKT), we are asking our stockholders to approve the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan. Stockholder approval of this proposal is being sought solely to comply with Sections 712 and 713 of the NYSE MKT rules governing the issuance of securities in connection with an acquisition when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE MKT). Our stockholders are not, however, being asked to approve the terms of the term loan with IBC.

Terms of the Financing

In order to finance the debt and cash portions of the Acquisition consideration, at the closing of the Acquisition, we intend to enter into a three-year $40 million senior secured term loan (subject to a loan-to-value ratio of 50% or less) with IBC. The term loan is expected to require repayment in monthly installments of the greater of 50% of net monthly income or monthly principal and interest payments of $425,000, and to require a sinking fund to be created with an initial deposit of $3.36 million to be used for principal reductions. The term loan is expected to bear interest at the prime rate plus 2.0% with a floor of 5.50%. We expect to be required to pay IBC (1) a loan commitment fee of $400,000, with half due at closing and half due six months thereafter, (2) an annual engineering fee of $10,000, and (3) an underwriting equity fee of 390,290 shares of Common Stock. Our obligations under the term loan are expected to be secured by a first priority lien on various working interests in our oil and gas properties located in Texas and Oklahoma.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this proposal. Our stockholders are not participating in nor receiving any consideration from the transaction described in this proposal. Our stockholders should not send in their share certificates because their share certificates will not be exchanged in connection with the transaction described in this proposal.

If stockholders approve this proposal, and we enter into the term loan with IBC and issue 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan, the principal effect upon the rights of existing stockholders will be a dilution in their current percentage ownership in the Company. IBC will hold in the aggregate approximately 2.6% of our outstanding voting securities upon consummation of the Acquisition and the term loan. This percentage does not give effect to (i) the issuance of securities in connection with any of the other proposals in this proxy statement other than the Acquisition, (ii) the issuance of shares of Common Stock pursuant to our other outstanding options, warrants and convertible securities, or (iii) any other future issuances of our Common Stock. The sale into the public market of the shares issued to IBC also could materially and adversely affect the market price of our Common Stock.

If stockholders approve all of the proposals in this proxy statement, as a result of the issuance of the Common Stock to IBC, the exercise price of our April 2014 warrants would be adjusted to $8.08 per share (not taking into account securities issued in the Acquisition).

Interests of Directors, Officers and Affiliates

The term loan with IBC will be used in connection with the Acquisition in part to finance the assumption of $31.5 million of the Sellers’ commercial bank debt held by IBC. Certain of the Sellers, including Richard N. Azar II, who is the principal Seller and manager of the properties, are expected to be directors or affiliates of ours after the Acquisition. Certain of the Sellers also are expected to be guarantors under the term loan with IBC. Stockholders are urged to carefully consider the present and future interests described above prior to voting on this Proposal Two.

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Vote Required

A majority of the votes cast is required by the NYSE MKT rules to approve the issuance of 390,290 shares of our Common Stock to IBC as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will not be able to obtain the term loan from IBC and, accordingly, we would not be able to consummate the Acquisition or acquire the Assets.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of 390,290 shares of our Common Stock to IBC as an underwriting equity fee for the term loan is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of 390,290 shares of our Common Stock to IBC as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration.

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PROPOSAL THREE: APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF PRINCIPAL AND INTEREST UNDER THE $530,000 FACE AMOUNT REDEEMABLE CONVERTIBLE SUBORDINATED DEBENTURE, INCLUDING SHARES ISSUABLE FOR CONVERSION PREMIUMS THEREON, AND UPON EXERCISE OF THE WARRANT, INCLUDING SHARES ISSUABLE FOR PREMIUMS AND CONVERSION PREMIUMS THEREON, ISSUED UNDER THE SECURITIES PURCHASE AGREEMENT, AND RATIFICATION OF THE TERMS OF SUCH SECURITIES PURCHASE AGREEMENT AND OF THE TERMS AND ISSUANCE OF SUCH REDEEMABLE CONVERTIBLE SUBORDINATED DEBENTURE AND SUCH WARRANT

General

On April 6, 2016, we entered into a Securities Purchase Agreement with Discover Growth Fund, an accredited institutional investor (the “Investor”), pursuant to which we sold and issued a redeemable convertible subordinated debenture, with a face amount of $530,000, convertible into 163,077 shares of Common Stock at a conversion price equal to $3.25 per share (the “Debenture”) and a warrant to purchase 1,384,616 shares of Common Stock (subject to adjustment thereunder) at an exercise price equal to $3.25 per share. The Investor purchased the Debenture at a 5.0% original issue discount for the sum of $500,000 and agreed that it will exercise the warrant, upon satisfaction of certain conditions, for the sum of $4.5 million.

Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our Common Stock upon the conversion of principal and interest under the Debenture (including shares issuable for conversion premiums thereon) and upon exercise of the warrant (including shares issuable for premiums and conversion premiums thereon), and unanimously recommends that the stockholders vote FOR approval of the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant.

Reasons for the Issuance

Our Board believes that the ability to issue shares of our Common Stock upon the conversion of principal and interest under the Debenture (including shares issuable for conversion premiums thereon) and upon exercise of the warrant (including shares issuable for premiums and conversion premiums thereon) will improve our balance sheet.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE MKT. Section 713(a) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

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Because the shares of our Common Stock issuable upon conversion of the Debenture and exercise of the warrant represent greater than 20% of our outstanding Common Stock and may constitute a change in control (as defined by NYSE MKT), we are asking our stockholders to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratify the terms of such Securities Purchase Agreement and the terms and issuance of such redeemable convertible subordinated debenture and such warrant.

Stockholder approval of this proposal is being sought solely to comply with Section 713 of the NYSE MKT rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE MKT).

Description of Debenture and Warrant

The Debenture matures in seven years and accrues interest at a rate of 6.0% per annum, subject to adjustment as provided in the Debenture. The Debenture converts into shares of common stock at $3.25 per share automatically upon the earlier of (i) the maturity date or (ii) the last to occur of the closing of the Acquisition or the date on which certain equity conditions (as defined in the Debenture) have been met. The Debenture also may be converted into shares of common stock at $3.25 per share (i) in the sole and absolute discretion of Investor at any time or times after issuance, or (ii) at our option if certain equity conditions are met. Upon conversion of the Debenture, we will pay a conversion premium equal to the amount of unpaid interest that would have otherwise been due if the Debenture had been held through the maturity date, with respect to the portion of Debenture being converted.

Accrued interest under the Debenture is payable upon conversion, redemption or maturity of the Debenture, in cash or, at our discretion, shares of common stock calculated by using 95% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock. Following a default trigger event (as defined in the Debenture), the number of shares to be issued will be calculated by using 85% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, less $0.10 per share of Common Stock not to exceed 85% of the lowest sales prices on the last day of such period less $0.10 per share.

The interest rate on the Debenture will adjust upward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is below $2.75, subject to a maximum interest rate of 24.95%. The interest rate also will adjust upward by 10.0% following the occurrence of any trigger event. The interest rate on the Debenture will adjust downward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is above $3.75, subject to a minimum interest rate of 0%.

To the extent the Debenture has not automatically converted in full into shares of common stock prior to the maturity date, the face value of the outstanding Debenture, together with all interest accrued thereunder, is payable in cash by us on the maturity date. Prior to the maturity date, provided that no trigger event has occurred (as defined in the Debenture), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Debenture then outstanding by paying the investor in cash an amount per portion of Debenture equal to the face value, plus the interest payable as if such portion was outstanding until the maturity date, minus any interest already paid for such portion. The outstanding Debenture, together with accrued and unpaid interest, automatically becomes payable in the event of a deemed liquidation event (as defined in the Debenture).

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The warrant entitles the Investor, upon exercise thereof, to purchase 1,384,616 shares of Common Stock at a purchase price of $3.25 per share. The warrant will be automatically exercised upon the last to occur of the approval by our stockholders of this Proposal, the Acquisition, and the registration statement for the resale of the shares of Common Stock issuable upon conversion of the Debenture and exercise of the warrant being declared effective by the Securities and Exchange Commission. The warrant accrues a premium at a rate equal to 6.0% per annum, subject to adjustment as provided in the warrant, payable upon redemption or exercise. Upon exercise of the warrant, we will pay the conversion premium that would have otherwise been due if the warrant had been held through the maturity date, with respect to the portion of warrant being exercised. The warrant may not be exercised on a cashless basis.

The conversion premium under the warrant is payable and adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture. The warrant has a maturity date that is seven years after the date of issuance and, if the warrant has not been wholly exercised into shares of Common Stock prior to such date, we may redeem the warrant on such date by repaying to the Investor in cash the purchase price paid under the warrant. Prior to the maturity date, provided that no trigger event has occurred (as defined in the warrant), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the warrant then unexercised by paying Investor in cash an amount per portion of unexercised warrant equal to the purchase price paid under the warrant, plus the conversion premium payable as if such portion was unexercised until the maturity date, minus any conversion premium already paid for such portion. The purchase price paid under the warrant, together with the conversion premium, automatically becomes payable with respect to the unexercised portion of the warrant in the event of a liquidation, dissolution or winding up by us.

Notwithstanding the foregoing, we may not issue shares of common stock upon conversion of the Debenture or exercise of the warrant to the extent such conversion or exercise would result in the Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that the Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to us.

We also agreed that, subject to certain customary exceptions, (i) until 60 days after the registration statement described above is declared effective, we will not issue or enter into an agreement to issue any shares of Common Stock and (ii) until 6 months after the entire Debenture and warrant have been converted, redeemed or exercised, we will not (1) enter into any agreement that in any way restricts our ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities or (2) enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued (i) at a discount, (ii) at a variable price, or (iii) where the price or number of shares are subject to any type of variability or reset feature.

Please refer to the Securities Purchase Agreement and the exhibits contained therein, which are attached as Annex C to this proxy statement, for further details.

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Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this proposal. If stockholders approve this proposal, the principal and interest under the Debenture (including conversion premiums thereon) will be convertible into shares of Common Stock and the warrant (including premiums and conversion premiums thereon) will be exercisable into shares of Common Stock, each pursuant to the terms thereof, without additional stockholder approval.

If stockholders approve this proposal, the principal effect upon the rights of existing stockholders upon the conversion of the Debenture and exercise of the warrant will be a dilution in their current percentage ownership in the Company. Upon conversion of the Debenture and exercise of the warrant, the Investor will hold in the aggregate approximately 48.8% of our outstanding shares of Common Stock. This percentage does not give effect to (i) the issuance of shares of Common Stock for interest, premiums or conversion premiums under the Debenture or warrant, (ii) the issuance of securities in connection with any of the other proposals in this proxy statement, (iii) the issuance of shares of Common Stock pursuant to our other outstanding options, warrants and convertible securities, or (iv) any other future issuances of our Common Stock. The issuance of shares of Common Stock pursuant to the conversion of the Debenture and exercise of the warrant, and the sale of such shares by Investor into the public market, also could materially and adversely affect the market price of our Common Stock.

The total number of shares of Common Stock potentially issuable in connection with Proposal Three is approximately 5,000,000, which consists of approximately (i) 163,077 shares of Common Stock issuable upon conversion of the principal amount of the Debenture, (ii) 1,384,616 shares of Common Stock issuable upon exercise of the First Warrant, and (iii) 3,452,307 additional shares of Common Stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest on such Debenture and First Warrant, assuming the payment of interest on the Debenture and the payment of the conversion premiums on the First Warrant solely in shares of Common Stock, for a period of seven years, which is the maturity date of each of the securities. The number of additional shares of Common Stock that the Company may issue as conversion premiums or in payment of interest is dependent on the interest rate and conversion premium rate which can range from 0% to 24.95% depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no triggering event has occurred. For purposes of the interest and conversion premium calculations in the preceding sentences, the Company assumed (i) the interest rate and conversion premium rate to be 16.0% per annum, and (ii) $1.63 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of Common Stock (the “VWAP Measurement”) with respect to the Debenture and First Warrant. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, additional shares of Common Stock will be issuable.

As a result of the issuance of the Debenture and related warrant, the exercise price of our April 2014 warrants was adjusted to $11.68 per share.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Debenture or warrant.

Registration Rights

We have agreed to register for resale the shares of Common Stock issuable upon conversion of the Debenture and exercise of the warrant. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE MKT rules to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratify the terms of such Securities Purchase Agreement and the terms and issuance of such redeemable convertible subordinated debenture and such warrant.

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Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will not receive $4.5 million of proceeds from the Investor for the exercise of the warrant, we may become in default under the terms of the Debenture, the warrant and our other agreements with Investor due to our inability to issue shares of Common Stock, or we may be forced to repay the Debenture and redeem the warrant in cash, and may need to obtain stockholder approval at a later date in order to effect the conversion of the Debenture and exercise of the warrant into shares of Common Stock.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of Common Stock upon the conversion of the Debenture (including shares issuable for conversion premiums thereon) and exercise of the warrant (including shares issuable for premiums and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratification of the terms of such Securities Purchase Agreement and of the terms and issuance of such redeemable convertible subordinated debenture and such warrant.

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PROPOSAL FOUR: APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF THE 527 SHARES OF NEWLY DESIGNATED SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS THEREON, AND UPON EXERCISE OF THE WARRANT, INCLUDING SHARES ISSUABLE FOR PREMIUMS AND CONVERSION PREMIUMS THEREON, TO BE ISSUED UNDER THE STOCK PURCHASE AGREEMENT, AND ISSUABLE UPON CONVERSION OF UP TO AN ADDITIONAL 4,473 SHARES OF NEWLY DESIGNATED SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK, INCLUDING SHARES ISSUABLE FOR DIVIDENDS AND CONVERSION PREMIUMS THEREON, THAT MAY BE SOLD TO THE SAME INVESTOR ON SUBSTANTIALLY THE SAME TERMS WITHIN 90 DAYS AFTER STOCKHOLDER APPROVAL, AND RATIFICATION OF THE TERMS OF SUCH STOCK PURCHASE AGREEMENT AND OF THE TERMS AND ISSUANCE OF SUCH SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK AND SUCH WARRANT

General

On April 6, 2016, we entered into a Stock Purchase Agreement with Discover Growth Fund, an accredited investor (the “Investor”), pursuant to which we agreed, subject to certain conditions, to issue 527 shares of newly designated Series C redeemable convertible preferred stock (the “Series C Preferred Stock”) at a 5% original issue discount, convertible into 1,618,462 shares of Common Stock at a conversion price of $3.25 per share, and a warrant to purchase 1,111,112 shares of Common Stock at an exercise price of $4.50 per share. Under the terms of the Stock Purchase Agreement, the warrant and 53 shares of Series C Preferred Stock will be sold and issued for $500,000 after the Acquisition closes, and, assuming the Acquisition closes, the remaining 474 shares of Series C Preferred Stock will be sold and issued for $4.5 million immediately after this Proposal is approved by our stockholders and there is an effective registration statement covering the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the warrant.

Potential Issuances of Additional Authorized Series C Preferred Stock to Investor

Following the completion of the transactions under the Stock Purchase Agreement, we may decide to issue up to the remaining 4,473 authorized shares of Series C Preferred Stock to the same Investor on substantially the same terms contained in the Stock Purchase Agreement. If our stockholders approve this proposal at the Special Meeting, then we would be able to issue any remaining shares of Series C Preferred Stock to the same Investor on substantially the same terms and the issuance of Common Stock upon conversion of such remaining shares of Series C Preferred Stock, including shares issuable for dividends and conversion premiums thereon, would not be limited by, or require further stockholder approval under, applicable NYSE MKT listing rules. Approval of this proposal would not apply to (i) the issuance of any remaining Series C Preferred Stock to an investor other than the current Investor under the Stock Purchase Agreement, or (ii) the issuance of any remaining Series C Preferred Stock on terms that were significantly different than those contained in the Stock Purchase Agreement. We do not currently have any agreements in place regarding the issuance and sale of Series C Preferred Stock other than the Stock Purchase Agreement. There is no assurance that we would actually issue any of the remaining shares of Series C Preferred Stock to the Investor on substantially the same terms if our stockholders approve this proposal at the Special Meeting.

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Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our Common Stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) and upon exercise of the warrant (including shares issuable for premiums and conversion premiums thereon), and unanimously recommends that the stockholders vote FOR approval of the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

Reasons for the Issuance

Our Board believes that the ability to issue shares of our Common Stock upon the conversion of the Series C Preferred Stock and upon exercise of the warrant will improve our balance sheet.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE MKT. Section 713(a) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our Common Stock issuable upon conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) and exercise of the warrant (including shares issuable for premiums and conversion premiums thereon) represent greater than 20% of our outstanding Common Stock and may constitute a change in control (as defined by NYSE MKT), we are asking our stockholders to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratify the terms of such Stock Purchase Agreement and the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

Stockholder approval of this proposal is being sought solely to comply with Section 713 of the NYSE MKT rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE MKT).

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Description of Series C Preferred Stock and Warrant

Holders of the Series C Preferred Stock will be entitled to cumulative dividends in the amount of 6.0% per annum, payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion. The Series C Preferred Stock ranks senior to the Common Stock and pari passu with respect to our Series B Preferred Stock.

The Series C Preferred Stock may be converted into shares of Common Stock at any time at the option of the holder, or at our option if certain equity conditions (as defined in the Certificate of Designation) are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted a conversion premium equal to the amount of dividends that such shares would have otherwise earned if they had been held through the maturity date, and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the conversion rate.

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture described under Proposal Three in this proxy statement. The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of Common Stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the Investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. Prior to the maturity date, provided that no trigger event has occurred (as defined in the Certificate of Designation), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Series C Preferred Stock by paying Investor in cash 100% of the Face Value, plus the conversion premium, minus any dividends already paid on the Series C Preferred Stock being redeemed. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other Preferred Stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

The warrant entitles the Investor, upon exercise thereof, to purchase 1,111,112 shares of Common Stock at a purchase price of $4.50 per share. The warrant has the same terms and conditions as the warrant described under Proposal Three in this proxy statement, except that (i) it may be exercised before March 31, 2017 by mutual agreement of us and Investor upon delivery of notice from us or Investor, (ii) the exercise price is $4.50 per share and (iii) the conversion premium adjustment thresholds are set at $4.00 and $5.00, respectively.

Notwithstanding the foregoing, we may not issue shares of common stock upon conversion of the Series C Preferred Stock or exercise of the warrant to the extent such conversion or exercise would result in the Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that the Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to us.

We also agreed that, subject to certain customary exceptions, (i) until 60 days after the registration statement described above is declared effective, we will not issue or enter into an agreement to issue any shares of Common Stock and (ii) until 6 months after the entire Series C Preferred Stock and warrant have been converted, redeemed or exercised, we will not (1) enter into any agreement that in any way restricts our ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities or (2) enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued (i) at a discount, (ii) at a variable price, or (iii) where the price or number of shares are subject to any type of variability or reset feature.

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Please refer to the Stock Purchase Agreement and the exhibits contained therein, which are attached as Annex D to this proxy statement, for further details.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transaction described in this proposal. If stockholders approve this proposal, the Series C Preferred Stock (including dividends and conversion premiums thereon) will be convertible into shares of Common Stock and the warrant (including premiums and conversion premiums thereon) will be exercisable into shares of Common Stock, each pursuant to the terms thereof, without additional stockholder approval.

If stockholders approve this proposal, the principal effect upon the rights of existing stockholders upon the conversion of the Series C Preferred Stock and exercise of the warrant will be a dilution in their current percentage ownership in the Company. Upon conversion of the Series C Preferred Stock and exercise of the warrant, the Investor will hold in the aggregate approximately 62.7% of our outstanding shares of Common Stock. This percentage does not give effect to (i) the issuance of shares of Common Stock for dividends, premiums or conversion premiums under the Series C Preferred Stock or warrant, (ii) the issuance of securities in connection with any of the other proposals in this proxy statement, (iii) the issuance of shares of Common Stock pursuant to our other outstanding options, warrants and convertible securities, or (iv) any other future issuances of our Common Stock. The issuance of shares of Common Stock pursuant to the conversion of the Series C Preferred Stock and exercise of the warrant, and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of our Common Stock.

If stockholders approve all of the proposals in this proxy statement, and the Series C Preferred Stock and related warrant are issued, the exercise price of our April 2014 warrants would be adjusted to $8.54 per share (not taking into account securities issued in the Acquisition).

The total number of shares of Common Stock potentially issuable in connection with Proposal Four is approximately 9,779,390, which consists of approximately (i) 1,618,462 shares of Common Stock issuable upon conversion of the Series C Preferred Stock, (ii) 1,111,112 shares of Common Stock issuable upon exercise of the Second Warrant, and (iii) 7,049,816 additional shares of Common Stock that the Company may issue, at its sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock and Second Warrant, assuming the payment of dividends on the Series C Preferred Stock and the payment of the conversion premiums on the Second Warrant solely in shares of Common Stock, for a period of seven years, which is the maturity date of each of the securities. The number of additional shares of Common Stock that the Company may issue as conversion premiums or in payment of dividends is dependent on the dividend rate and conversion premium rate which can range from 0% to 24.95% depending on the Company’s underlying stock price at the time of conversion or maturity and assuming no triggering event has occurred. For purposes of the dividend and conversion premium calculations in the preceding sentences, the Company assumed (i) the dividend rate and conversion premium rate to be 16.0% per annum, and (ii) $1.63 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of Common Stock (the “VWAP Measurement”) with respect to the Series C Preferred Stock and Second Warrant. If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, additional shares of Common Stock will be issuable. In the event the Company issues the remaining 4,473 shares of Series C Preferred Stock, approximately (i) 13,763,077 shares of Common Stock will be issuable upon conversion of the Series C Preferred Stock and (iii) 30,734,724 additional shares of Common Stock may be issued by the Company, at its sole discretion in lieu of cash, as conversion premiums or in payment of dividends on such Series C Preferred Stock, based on the same assumptions set forth in this paragraph.

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the Series C Preferred Stock or warrant.

Registration Rights

We have agreed to register for resale the shares of Common Stock issuable upon conversion of the Series C Preferred Stock and exercise of the warrant. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE MKT rules to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratify the terms of such Stock Purchase Agreement and the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

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Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will not receive $10 million in proceeds from the Investor, we may become in default under the terms of the Series C Preferred Stock, the warrant and our other agreements with Investor due to our inability to issue shares of Common Stock, or we may be forced to redeem the Series C Preferred Stock and the warrant in cash, and may need to obtain stockholder approval at a later date in order to effect the conversion of the Series C Preferred Stock and exercise of the warrant into shares of Common Stock.

Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of Common Stock upon the conversion of the Series C Preferred Stock (including shares issuable for dividends and conversion premiums thereon) and exercise of the warrant (including shares issuable for premiums and conversion premiums thereon) is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratification of the terms of such Stock Purchase Agreement and of the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.

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PROPOSAL FIVE: APPROVAL OF THE ISSUANCE OF SUCH NUMBER OF SHARES OF COMMON STOCK EXCEEDING 19.99% OF OUR OUTSTANDING COMMON STOCK, ISSUABLE UPON CONVERSION OF PRINCIPAL AND INTEREST UNDER CONVERTIBLE PROMISSORY NOTES AND UPON EXERCISE OF WARRANTS ISSUED OR TO BE ISSUED IN CONNECTION WITH THE LINE OF CREDIT, THE NOTE PURCHASE AGREEMENT, THE LINE OF CREDIT AMENDMENT OR, WITHIN 90 DAYS AFTER STOCKHOLDER APPROVAL, SIMILAR FUTURE FACILITIES ON SUBSTANTIALLY THE SAME OR BETTER TERMS, NOT TO EXCEED $3.0 MILLION IN THE AGGREGATE PRINCIPAL AMOUNT OF CONVERTIBLE PROMISSORY NOTES AND NOT TO EXCEED WARRANTS TO PURCHASE 500,000 SHARES OF COMMON STOCK IN THE AGGREGATE

Line of Credit and Convertible Note Purchase Agreement

On August 30, 2015, we entered into a Non-Revolving Line of Credit Agreement (as amended, the “Line of Credit”) with Silver Star Oil Company (“Silver Star”). The Line of Credit, which had an effective date of August 28, 2015, provided us the right, from time to time, subject to the terms of the Line of Credit, to sell up to $2.4 million in convertible promissory notes. Under the terms of the Line of Credit, we issued $1 million in convertible promissory notes to Silver Star pursuant to notes effective on September 28, 2015, October 21, 2015, November 23, 2015, December 31, 2015 and February 8, 2016 (collectively, the “Silver Star Notes”). All of the Silver Star Notes have been assigned to other parties, including a portion to Target Alliance London Limited.

To date, we have had difficulty in obtaining the remaining funding required from Silver Star under the Line of Credit. In an effort to raise funding for ongoing expenses and as a replacement for the amounts previously sought from Silver Star, on March 29, 2016, and effective March 11, 2016, we entered into a Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with HFT Enterprises, LLC (“HFT”). Pursuant to the Note Purchase Agreement, we agreed to sell and HFT agreed to purchase, an aggregate of $600,000 in convertible promissory notes, including $300,000 in convertible promissory notes purchased on March 29, 2016, to be effective on March 11, 2016, $150,000 in convertible promissory notes purchased on March 29, 2016, to be effective on March 25, 2016, and $150,000 in convertible promissory notes required to be purchased by HFT or its assigns on or prior to April 30, 2016. We also agreed to issue HFT warrants to purchase 124,285 shares of common stock with an exercise price of $1.50 per share, at such time as an aggregate of $600,000 in convertible promissory notes have been sold.

On April 11, 2016, we entered into an Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (the “Line of Credit Amendment”) with Target Alliance London Limited, pursuant to which we agreed to issue the remaining $1.4 million in convertible promissory notes under the Line of Credit at a conversion price of $3.25 per share to Target Alliance London Limited and to issue warrants to purchase 51,562 shares of common stock at an exercise price of $3.25 per share for each $250,000 in convertible promissory notes that are issued to Target Alliance London Limited.

Potential Issuances of Additional Convertible Promissory Notes and Warrants

If we have any difficulty obtaining the remaining funding under the Line of Credit, Note Purchase Agreement or Line of Credit Amendment described above, we may decide to issue the remaining principal amount of Convertible Promissory Notes and related warrants on substantially the same or better terms contained in the Line of Credit, Note Purchase Agreement or Line of Credit Amendment. If our stockholders approve this proposal at the Special Meeting, then we would be able to issue such remaining Convertible Promissory Notes and related warrants on substantially the same or better terms and the issuance of Common Stock upon conversion of such Convertible Promissory Notes and exercise of such warrants would not be limited by, or require further stockholder approval under, applicable NYSE MKT listing rules. As of the Record Date, we do not have any agreements in place regarding the issuance and sale of the remaining Convertible Promissory Notes and related warrants other than the Line of Credit, the Note Purchase Agreement and the Line of Credit Amendment. There is no assurance that we would actually issue any of the remaining Convertible Promissory Notes and related warrants on substantially the same or better terms if our stockholders approve this proposal at the Special Meeting.

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Our Board has unanimously determined that it is advisable and in the best interests of the Company and our stockholders to be able to issue shares of our Common Stock upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or similar future facilities on substantially the same or better terms, and unanimously recommends that the stockholders vote FOR approval of the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

Reasons for the Issuance

Our Board believes that the ability to issue shares of our Common Stock upon the conversion of principal and interest under the convertible promissory notes and upon exercise of warrants will improve our balance sheet.

Reasons for Stockholder Approval

Our Common Stock is listed on the NYSE MKT. Section 713(a) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the sale, issuance, or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares of common stock at a price less than the greater of book value or market value. Section 713(b) of the NYSE MKT rules requires stockholder approval in connection with a transaction involving the issuance or potential issuance of additional shares which would result in a change of control of the issuer.

Because the shares of our Common Stock issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or similar future facilities on substantially the same or better terms, represent greater than 20% of our outstanding Common Stock and may constitute a change in control (as defined by NYSE MKT), we are asking our stockholders to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

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Stockholder approval of this proposal is being sought solely to comply with Section 713 of the NYSE MKT rules governing the issuance of securities when any such issuances in the aggregate would exceed 20% of an issuer’s outstanding capital stock or might be considered a change of control (as defined by NYSE MKT). Our stockholders are not being asked to approve the Line of Credit, Note Purchase Agreement, Line of Credit Amendment or similar future facilities, the convertible promissory notes or the warrants.

Description of Convertible Promissory Notes and Warrants

The Silver Star Notes are due and payable on October 1, 2016. The HFT convertible promissory notes are due and payable on the anniversary of their respective issuance dates. The Target Alliance London Limited convertible promissory notes are due and payable on April 11, 2017 unless otherwise agreed between the parties. All the convertible promissory notes accrue interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allow the holder thereof the right to convert the principal and interest due thereunder into Common Stock at a conversion price of $1.50 per share with respect to the Silver Star Notes and HFT convertible promissory notes and at a conversion price of $3.25 per share with respect to the Target Alliance London Limited convertible promissory notes, provided that any conversion is subject to us first receiving approval for the issuance of shares of our common stock under the convertible promissory notes under applicable NYSE MKT rules and regulations. We have the right to prepay the convertible promissory notes. The convertible promissory notes include customary events of default for facilities of similar nature and size.

The warrants allow for cashless exercise rights, to the extent that such shares of common stock issuable upon exercise thereof are not registered under the Securities Act of 1933, as amended, and include anti-dilutive rights, for the first 12 months following the issuance date of such warrants, which automatically reduce the exercise price of the warrants to any lower priced security sold, granted or issued by us during such anti-dilutive period, subject to certain exceptions, including officer and director grants and the transactions contemplated by the Acquisition. The warrants issuable under the Note Purchase Agreement have an exercise price of $1.50 per share and the warrants issuable under the Line of Credit Amendment have an exercise price of $3.25 per share.

At no time may the convertible promissory notes be converted, or the warrants be exercised, into shares of our common stock if such conversion or exercise, as applicable, would result in the holder of such security and its affiliates owning an aggregate of in excess of 9.99% of the then outstanding shares of our common stock, subject to the ability of holder to modify such limitation with 61 days prior written notice to us.

Please refer to the Line of Credit, form of Convertible Promissory Note Purchase Agreement, Line of Credit Amendment, form of Convertible Promissory Note and form of warrant, which are attached as Annex E to this proxy statement, for further details.

Effect upon Rights of Existing Stockholders

Our current stockholders will continue to own their existing shares after the transactions described in this proposal. If stockholders approve this proposal, the holders of the convertible promissory notes and warrants will be permitted to convert their respective convertible promissory notes and exercise their respective warrants into shares of Common Stock, pursuant to the terms thereof, without additional stockholder approval. Assuming $3.0 million in the aggregate principal amount of convertible promissory notes and warrants to purchase 500,000 shares of Common Stock are issued, upon the conversion of the convertible promissory notes and exercise of the warrants, approximately 1,997,435 shares of Common Stock, in the aggregate, will be issued to the holders thereof on account of the principal payable under the convertible promissory notes and on account of the exercise of the warrants, and additional shares of Common Stock may be issued with respect to accrued and unpaid interest payable under the convertible promissory notes.

The total number of shares of Common Stock potentially issuable in connection with Proposal Five is approximately 4,620,315, which consists of approximately (i) 3,497,436 shares of Common Stock issuable upon conversion of the various convertible notes issued or potentially to be issued, (ii) 913,033 shares of Common Stock issuable upon exercise of the various warrants issued or potentially to be issued, and (iii) 209,846 additional shares of Common Stock that the Company may issue in payment of interest on the various convertible notes, for a period of one year, which is the maturity date of each of the securities.

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The principal effect upon the rights of existing stockholders upon the conversion of the convertible promissory notes and exercise of warrants will be a dilution in their current percentage ownership in the Company. Assuming $3.0 million in the aggregate principal amount of convertible promissory notes and warrants to purchase 500,000 shares of Common Stock are issued, the holders of the convertible promissory notes and warrants, upon conversion and exercise thereof, will hold in the aggregate approximately 54.0% of our outstanding shares of Common Stock. This percentage does not give effect to (i) the issuance of shares of Common Stock with respect to accrued and unpaid interest payable under the convertible promissory notes or upon exercise of any warrants issued in connection with convertible promissory notes, (ii) the issuance of securities in connection with any of the other proposals in this proxy statement, (iii) the issuance of shares of Common Stock pursuant to our other outstanding options, warrants and convertible securities or (iv) any other future issuances of our Common Stock. The issuance of shares of Common Stock to the holders of the convertible promissory notes and related warrants, and the sale of such shares by such holders into the public market, also could materially and adversely affect the market price of our Common Stock.

As a result of the issuance of the convertible promissory notes through the Record Date, the exercise price of our April 2014 warrants was adjusted to $16.55 per share. If stockholders approve all of the proposals in this proxy statement and we issue the additional convertible promissory notes and related warrants, the exercise price of our April 2014 warrants would be adjusted to $7.32 per share (not taking into account securities issued in the Acquisition).

Interests of Directors, Officers and Affiliates

None of our current directors, officers or affiliates has an interest in the convertible promissory notes or warrants.

Registration Rights

We have agreed to register for resale the shares of Common Stock issuable upon conversion of certain of the convertible promissory notes and exercise of the warrants, subject to certain conditions. Upon such registration, these shares will be freely tradable in the public market without restriction (other than restrictions imposed on any affiliates of the Company).

Vote Required

A majority of the votes cast is required by the NYSE MKT rules to approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

Consequences of Not Approving this Proposal

If we do not obtain stockholder approval of this Proposal at the Special Meeting, we will need to obtain stockholder approval at a later date in order to effect the conversion of the convertible promissory notes and exercise of warrants into shares of Common Stock.

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Recommendation of Our Board

Our Board has unanimously determined that the issuance of shares of Common Stock upon the conversion of the convertible promissory notes and exercise of warrants is fair to, and advisable and in the best interests of, the Company and our stockholders. Our Board unanimously recommends that stockholders vote “FOR” the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.

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PROPOSAL SIX: APPROVAL OF AN AMENDMENT TO OUR ARTICLES OF
INCORPORATION TO CHANGE OUR NAME TO CAMBER ENERGY, INC.

General

We were incorporated in Nevada on December 16, 2003 under the name “Panorama Investments Corp.” and were renamed to “Lucas Energy, Inc.” effective June 9, 2006. In connection with the Acquisition, we have agreed to rebrand and change our name to “Camber Energy, Inc.” Similarly, we intend to adopt a new corporate logo that reflects our new name.

Our Board has determined that it is advisable and in the best interests of the Company and our stockholders to change our name to “Camber Energy, Inc.” in order to, among other things, fulfill our obligations under the Asset Purchase Agreement in connection with the Acquisition. Our stockholders are being asked to approve an amendment to our Articles of Incorporation, in the form attached to this proxy statement as Annex F, to effect a change in our name from “Lucas Energy, Inc.” to “Camber Energy, Inc.” Upon approval of such an amendment by our stockholders and consummation of the Acquisition, we plan to file a certificate of amendment to our Articles of Incorporation to effect the name change.

Vote Required

The affirmative vote of a majority of the voting power of the Common Stock entitled to vote at the Special Meeting will be required for approval of the amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.

Recommendation of Our Board

Our Board recommends a vote “FOR” the approval of the amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.

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PROPOSAL SEVEN: RATIFICATION OF THE APPOINTMENT OF GBH CPAs, PC AS OUR
INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2016

The Audit Committee of our Board has selected the firm of GBH CPAs, PC (“GBH”) as our independent auditors for the fiscal year ending March 31, 2016, and our Board recommends that stockholders ratify this appointment.

We do not anticipate a representative from GBH to be present at the Special Meeting. In the event that a representative of GBH is present at the Special Meeting, the representative will have the opportunity to make a statement if he/she desires to do so and we will allow such representative to be available to respond to appropriate questions.

Effective September 29, 2015, our Audit Committee approved the dismissal of Hein & Associates LLP (“Hein”) as our registered independent accounting firm and appointed GBH as our new independent registered accounting firm, effective as of the same date.

During the years ended March 31, 2014 and 2015, and through September 30, 2015, we did not (i) have any disagreements (as defined in Item 304(a)(1(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K) with Hein on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Hein, would have caused it to make reference thereto in their reports on our consolidated financial statements for such years; or (ii) experience any reportable events (as defined in Item 304(a)(1)(v) of Regulation S-K). Hein’s audit reports on our consolidated financial statements as of and for the years ended March 31, 2015 and 2014 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except to indicate that there was substantial doubt about our ability to continue as a going concern.

During the two most recent fiscal years, and any subsequent interim period prior to engaging GBH, neither we, nor anyone on our behalf, consulted GBH regarding (i) either the application of accounting principles to a specified transaction, completed or proposed; or the type of audit opinion that might be rendered on our financial statements, and no written report or oral advice was provided to us by GBH that was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in paragraph 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in paragraph 304(a)(1)(v) of Regulation S-K). Notwithstanding the above, GBH previously served as our independent registered accounting from October 9, 2007, until the October 31, 2011 engagement of Hein.

Audit and Other Fees

Our Audit Committee of the Board approves in advance the scope and cost of the engagement of an auditor before the auditor renders audit and non-audit services.

Audit Fees

The aggregate fees billed by our former independent auditors, Hein, for professional services rendered for the audit of our annual financial statements included in our Annual Reports on Form 10-K for the years ended March 31, 2015 and 2014, and for the review of quarterly financial statements included in our Quarterly Reports on Form 10-Q for the quarters ending June 30, September 30, and December 31, 2014 and 2013, were $111,257 and $112,333 for the fiscal years ended March 31, 2015 and March 31, 2014, respectively.

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Audit fees incurred by us were pre-approved by the Audit Committee.

Audit-Related Fees: None.

Tax Fees: None.

All Other Fees: None.

We do not use the auditors for financial information system design and implementation. Such services, which include designing or implementing a system that aggregates source data underlying the financial statements or that generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage the auditors to provide compliance outsourcing services.

The Audit Committee of our Board has considered the nature and amount of fees billed by GBH and Hein and believes that the provision of services for activities unrelated to the audit is compatible with maintaining GBH’s and Hein’s independence.

The Audit Committee of our Board has appointed GBH to audit our consolidated financial statements for the year ending March 31, 2016, and such appointment has been approved by the Board. While the Audit Committee is responsible for the appointment, compensation, retention, termination and oversight of the independent registered public accounting firm, the Audit Committee and our Board are requesting, as a matter of policy, that the stockholders ratify the appointment of GBH as our independent registered public accounting firm.

Vote Sought

A majority of the votes cast is being sought for ratification of the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016.

Our Board is not required to take any action as a result of the outcome of the vote on this proposal. In the event stockholders fail to ratify the appointment, our Board may reconsider this appointment. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent accounting firm at any time during the year if the Audit Committee determines that such a change would be in the Company’s and the stockholders’ best interests.

Recommendation of Our Board

Our Board recommends that the stockholders vote “FOR” the ratification of the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016.

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PROPOSAL EIGHT: ADJOURNMENT OF THE SPECIAL MEETING

Our stockholders may be asked to consider and act upon one or more adjournments of the Special Meeting, if necessary or appropriate, to solicit additional proxies in favor of any or all of the other proposals set forth in this proxy statement.

If a quorum is not present at the Special Meeting, our stockholders may be asked to vote on the proposal to adjourn the Special Meeting to solicit additional proxies. If a quorum is present at the Special Meeting, but there are not sufficient votes at the time of the Special Meeting to approve one or more of the proposals, our stockholders may also be asked to vote on the proposal to approve the adjournment of the Special Meeting to permit further solicitation of proxies in favor of the other proposals. However, a stockholder vote may be taken on one of the proposals in this proxy statement prior to any such adjournment if there are sufficient votes for approval on such proposal.

If the adjournment proposal is submitted for a vote at the Special Meeting, and if our stockholders vote to approve the adjournment proposal, the meeting will be adjourned to enable our Board to solicit additional proxies in favor of one or more proposals. If the adjournment proposal is approved, and the Special Meeting is adjourned, our Board will use the additional time to solicit additional proxies in favor of any of the proposals to be presented at the Special Meeting, including the solicitation of proxies from stockholders that have previously voted against the relevant proposal.

Our Board believes that, if the number of shares of our Common Stock voting in favor of any of the proposals presented at the Special Meeting is insufficient to approve a proposal, it is in the best interests of our stockholders to enable our Board, for a limited period of time, to continue to seek to obtain a sufficient number of additional votes in favor of the proposal. Any signed proxies we receive in which no voting instructions are provided on such matter will be voted in favor of an adjournment in these circumstances. The time and place of the adjourned meeting will be announced at the time the adjournment is taken. Any adjournment of the Special Meeting for the purpose of soliciting additional proxies will allow our stockholders who have already sent in their proxies to revoke them at any time prior to their use at the Special Meeting as adjourned or postponed.

Vote Required

Authority to adjourn the Special Meeting pursuant to this proposal, to another place, date or time, if deemed necessary or appropriate, in the discretion of our Board, requires a majority of the votes cast in favor of the proposal.

Recommendation of Our Board

Our Board recommends that the stockholders vote “FOR” the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies.

OTHER MATTERS

We know of no other matters that will be presented for consideration at the Special Meeting.

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DESCRIPTION OF CAPITAL STOCK OF LUCAS ENERGY, INC.

The following is a brief description of our capital stock. This summary does not purport to be complete in all respects. This description is subject to and qualified entirely by the terms of our certificate of incorporation, as amended, or our certificate of incorporation, and our bylaws, as amended, or our bylaws, copies of which have been filed with the SEC and are also available upon request from us, and by the Nevada Corporation Law.

Capital Stock

We have authorized capital stock consisting of 100,000,000 shares of common stock, $0.001 par value per share and 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”). As of the Record Date, we have 1,625,224 shares of common stock outstanding, 2,000 designated shares of Series A Convertible Preferred Stock, none of which are outstanding, and 3,000 designated shares of Series B Convertible Preferred Stock, none of which are outstanding. If Proposals One and Two in this proxy statement are approved by stockholders and we consummate the Acquisition and the other transactions contemplated thereby, we will have 15,015,703 shares of common stock outstanding and 600,000 designated shares of Series B Preferred Stock, of which 552,000 shares will be outstanding. If Proposal Four in this proxy statement is approved by stockholders, and we have consummated the Acquisition, we will have 5,000 designated shares of Series C Preferred Stock, of which 527 shares will be outstanding.

The following description of our capital stock is a summary only and is subject to applicable provisions of the Nevada Revised Statutes, and our Articles of Incorporation and Bylaws, each as amended and restated, from time to time. You should refer to, and read this summary together with, our Articles of Incorporation and Bylaws, each as amended and restated from time to time, to review all of the terms of our capital stock.

Common Stock

Holders of our common stock: (i) are entitled to share ratably in all of our assets available for distribution upon liquidation, dissolution or winding up of our affairs; (ii) do not have preemptive, subscription or conversion rights, nor are there any redemption or sinking fund provisions applicable thereto; and (iii) are entitled to one vote per share on all matters on which stockholders may vote at all stockholder meetings. Each stockholder is entitled to receive the dividends as may be declared by our directors out of funds legally available for dividends. Our directors are not obligated to declare a dividend. Any future dividends will be subject to the discretion of our directors and will depend upon, among other things, future earnings, the operating and financial condition of our Company, our capital requirements, general business conditions and other pertinent factors.

The presence of the persons entitled to vote 33% of the outstanding voting shares on a matter before the stockholders shall constitute the quorum necessary for the consideration of the matter at a stockholders’ meeting.

The vote of the holders of a majority of the votes cast on the matter at a meeting at which a quorum is present shall constitute an act of the stockholders, except for the election of directors, who shall be appointed by a plurality of the shares entitled to vote at a meeting at which a quorum is present. The common stock does not have cumulative voting rights, which means that the holders of 51% of the common stock voting for election of directors can elect 100% of our directors if they choose to do so.

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Preferred Stock

Subject to the terms contained in any designation of a series of Preferred Stock, the Board of Directors is expressly authorized, at any time and from time to time, to fix, by resolution or resolutions, the following provisions for shares of any class or classes of Preferred Stock of the Company:

1)	The designation of such class or series, the number of shares to constitute such class or series which may be increased (but not below the number of shares of that class or series then outstanding) by a resolution of the Board of Directors;
2)	Whether the shares of such class or series shall have voting rights, in addition to any voting rights provided by law, and if so, the terms of such voting rights;
3)	The dividends, if any, payable on such class or series, whether any such dividends shall be cumulative, and, if so, from what dates, the conditions and dates upon which such dividends shall be payable, and the preference or relation which such dividends shall bear to the dividends payable on any share of stock of any other class or any other shares of the same class;
4)	Whether the shares of such class or series shall be subject to redemption by the Company, and, if so, the times, prices and other conditions of such redemption or a formula to determine the times, prices and such other conditions;
5)	The amount or amounts payable upon shares of such series upon, and the rights of the holders of such class or series in, the voluntary or involuntary liquidation, dissolution or winding up, or upon any distribution of the assets, of the Company;
6)	Whether the shares of such class or series shall be subject to the operation of a retirement or sinking fund, and, if so, the extent to and manner in which any such retirement or sinking fund shall be applied to the purchase or redemption of the shares of such class or series for retirement or other corporate purposes and the terms and provisions relative to the operation thereof;
7)	Whether the shares of such class or series shall be convertible into, or exchangeable for, shares of stock of any other class or any other series of the same class or any other securities and, if so, the price or prices or the rate or rates of conversion or exchange and the method, if any, of adjusting the same, and any other terms and conditions of conversion or exchanges;
8)	The limitations and restrictions, if any, to be effective while any shares of such class or series are outstanding upon the payment of dividends or the making of other distributions on, and upon the purchase, redemption or other acquisition by the Company of the common stock or shares of stock of any other class or any other series of the same class;
9)	The conditions or restrictions, if any, upon the creation of indebtedness of the Company or upon the issuance of any additional stock, including additional shares of such class or series or of any other series of the same class or of any other class;
10)	The ranking (be it pari passu, junior or senior) of each class or series vis-à-vis any other class or series of any class of Preferred Stock as to the payment of dividends, the distribution of assets and all other matters;
11)	Facts or events to be ascertained outside the Articles of Incorporation of the Company, or the resolution establishing the class or series of stock, upon which any rate, condition or time for payment of distributions on any class or series of stock is dependent and the manner by which the fact or event operates upon the rate, condition or time of payment; and
12)	Any other powers, preferences and relative, participating, optional and other special rights, and any qualifications, limitations and restrictions thereof, insofar as they are not inconsistent with the provisions of the Articles of Incorporation of the Company, as amended, to the full extent permitted by the laws of the State of Nevada.

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The powers, preferences and relative, participating, optional and other special rights of each class or series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

Series A Convertible Preferred Stock

The Series A Convertible Preferred Stock has no voting rights, no liquidation rights and no redemption rights, but has conversion rights providing the holder thereof the right to convert each outstanding share of Series A Convertible Preferred Stock into 40 shares of our common stock. The Series A Convertible Preferred Stock contains a provision that limits the amount of common shares that the holder can own at any time upon conversion to an aggregate of 4.99% of our then issued and outstanding shares of common stock.

Series B Redeemable Convertible Preferred Stock

The Series B Preferred Stock to be issued in connection with the Acquisition will have dividend rights that accrue at an annual rate of 6% until such Series B Preferred is no longer outstanding either due to conversion, redemption or otherwise. The Series B Preferred Stock also will have liquidation rights equal to the original issue price of such shares and will be payable upon our liquidation, dissolution or winding up, either voluntary or involuntary. Each outstanding share of Series B Preferred Stock will be entitled to one vote on all stockholder matters to come before our stockholders and will not be entitled to series voting except as required by law.

Each share of Series B Preferred Stock will be convertible, at the option of the holder, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price for the Series B Preferred ($25.00, as may be adjusted for recapitalizations) by the Conversion Price ($3.50, as may be adjusted for recapitalizations). Each share of Series B Preferred Stock will automatically convert into shares of Common Stock under certain conditions set forth in the Certificate of Designations.

Subject to the terms of any credit or debt agreements in place which prevent us from redeeming the Series B Preferred Stock for cash, we will have the option, exercisable from time to time after the Original Issue Date, to redeem all or any portion of the outstanding shares of Series B Preferred Stock which have not been previously converted into Common Stock, by paying each applicable holder, an amount equal to (a) the Original Issue Price multiplied by the number of shares of Series B Preferred Stock held by each applicable Holder subject to such redemption; plus (b) the accrued dividends on such shares.

The consent of a majority in interest of the Series B Preferred Stock will also need to be obtained prior to certain corporate actions.

Series C Redeemable Convertible Preferred Stock

Holders of Series C Preferred Stock will be entitled to cumulative dividends in the amount of 6.0% per annum, payable upon redemption, conversion, or maturity, and when, as and if declared by our Board of Directors in its discretion. The Series C Preferred Stock ranks senior to the Common Stock and pari passu with respect to our Series B Preferred Stock.

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The Series C Preferred Stock may be converted into shares of Common Stock at any time at the option of the holder, or at our option if certain equity conditions (as defined in the Certificate of Designation) are met. Upon conversion, we will pay the holders of the Series C Preferred Stock being converted a conversion premium equal to the amount of dividends that such shares would have otherwise earned if they had been held through the maturity date, and issue to the holders such number of shares of Common stock equal to $10,000 per share of Series C Preferred Stock (the “Face Value”) multiplied by the number of such shares of Series C Preferred Stock divided by the conversion rate.

The conversion premium under the Series C Preferred Stock is payable and the dividend rate under the Series C Preferred Stock is adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture described below. The Series C Preferred Stock has a maturity date that is seven years after the date of issuance and, if the Series C Preferred Stock has not been wholly converted into shares of Common Stock prior to such date, we may redeem the Series C Preferred Stock on such date by repaying to the Investor in cash 100% of the Face Value plus an amount equal to any accrued but unpaid dividends thereon. Prior to the maturity date, provided that no trigger event has occurred (as defined in the Certificate of Designation), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Series C Preferred Stock by paying Investor in cash 100% of the Face Value, plus the conversion premium, minus any dividends already paid on the Series C Preferred Stock being redeemed. 100% of the Face Value, plus an amount equal to any accrued but unpaid dividends thereon, automatically becomes payable in the event of a liquidation, dissolution or winding up by us.

We may not issue any other Preferred Stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of one year after the earlier of such date (i) a registration statement is effective and available for the resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all shares of Common Stock issuable upon conversion of the Series C Preferred Stock.

Warrants

As of the Record Date, we have a total of 1,617,201 warrants outstanding, which had various exercise prices from between $0.01 and $71.50 per share and various expiration dates between July 4, 2016 and April 21, 2019, as described in greater detail below.

In connection with our December 30, 2010 offering, we sold an aggregate of 2,510,506 units pursuant to a Securities Purchase Agreement to certain institutional investors (the “Investors”), each consisting of (a) one share of common stock; (b) one Series B Warrant to purchase one share of common stock at an exercise price of $2.86 per share (the “Series B Warrants”); and (c) one Series C Warrant to purchase one share of common stock at an exercise price of $2.62 per share (the “Series C Warrants” and together with the Series B Warrants, the “Warrants”, and collectively with the shares of common stock, the “Units”). An entity controlled by our former director, Joshua D. Young was one of the Investors in the offering. Subsequently, effective July 18, 2011, the Company entered into an Amendment, Settlement and Release Agreement (the “Amendment Agreement”) with the Investors, pursuant to which, among other things, the Company agreed to reduce the exercise price of the Series C Warrants to $2.48 per share; move up the date the Investors could exercise the Series C Warrants to allow such Series C Warrants to be exercised by the Investors as of the effective date of the Amendment Agreement; and provide for the immediate exercise by the Investors of 25% of the Series C Warrants which they held (627,628 Series C Warrants) for cash. Subsequent to the parties’ entry into the Amendment Agreement, the Investors exercised their remaining Series C Warrants. The Warrants include a provision whereby the Investors are not eligible to exercise any portion of the Warrants that would result in them becoming a beneficial owner of more than 9.99% of the Company’s common stock. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the outstanding Series B Warrants were adjusted such that 100,422 are outstanding as of the Record Date at an exercise price of $71.50 per share. The Series B Warrants became exercisable on July 4, 2011 and will remain exercisable thereafter until July 4, 2016.

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In April 2012, the Company sold an aggregate of 2,950,000 units at $2.00 each, with each unit consisting of one share of Company common stock and 0.35 of a warrant to purchase one share of the Company’s common stock at an exercise price of $2.30 per share in a registered direct offering. A total of 2,950,000 shares and 1,032,500 warrants were sold in connection with the offering (one of the investors in the offering was an entity controlled by our former director, Joshua D. Young). The Company received an aggregate of $5,900,000 (or $2.00 per unit) in gross funding and approximately $5,500,000 (or $1.87 per unit) in net proceeds after paying commissions and other expenses associated with the offering. The Company used the net proceeds to pay down expenses related to drilling, lease operating and workover activities; and for general corporate purposes, including general and administrative expenses. The warrants became exercisable on October 18, 2012, and will remain exercisable thereafter until October 18, 2017. If the registration statement pursuant to which the warrants were issued is not effective and available for use at the time of any proposed exercise, the warrants have cashless exercise rights. The warrants also include a provision whereby the investors are not eligible to exercise any portion of the warrants that would result in them becoming the beneficial owner of more than 4.99% of the Company’s common stock, subject to the holder’s right to increase such amount to up to 9.99% of the Company’s common stock with at least 61 days prior written notice to the Company. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the outstanding warrants were adjusted such that 41,300 are outstanding as of the Record Date at an exercise price of $57.50 per share.

Effective April 4, 2013, we entered into a Loan Agreement with various lenders (the “Loan Agreement”) pursuant to which such lenders loaned the Company an aggregate of $2,750,000 to be used for general working capital. The lenders included entities beneficially owned by our then directors, Ken Daraie (which entity loaned us $2,000,000) and W. Andrew Krusen, Jr. (which entities loaned us $250,000), as well as an unrelated third party which loaned the Company $500,000. The outstanding principal and interest was paid in full on August 16, 2013. The Note holders were each paid their pro rata portion of a $55,000 commitment fee in connection with the Company’s entry into the Notes and were each granted their pro rata portion of warrants to purchase 275,000 shares of the Company’s common stock which were evidenced by Common Stock Purchase Warrants. These warrants were originally issued with an exercise price of $1.50 per share, a term of five years and cashless exercise rights in the event the shares issuable upon exercise of the warrants are not registered with the Securities and Exchange Commission. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the warrants were adjusted such that 11,000 are outstanding as of the Record Date at an exercise price of $37.50 per share.

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In May 2013, we issued warrants issued in connection with the issuance of certain May 2013 Notes, for which the outstanding principal and interest was paid in full on August 16, 2013. The warrants were exercisable on the grant date (May 31, 2013) and remain exercisable until May 31, 2018. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the warrants were adjusted such that 2,000 are outstanding as of the Record Date at an exercise price of $37.50 per share.

Effective on August 13, 2013, Lucas entered into a Letter Loan Agreement with Louise H. Rogers (as amended and modified to date, the “Rogers Loan”). In connection with the Rogers Loan and a Promissory Note entered into in connection therewith, the Company issued certain warrants. Such warrants were exercisable on the grant date (August 13, 2013) and remain exercisable until the earlier of (a) August 13, 2018; and (b) three years after the payment in full of the loan. The exercise price of such warrants was lowered to $0.01 per share on August 12, 2015, and the Company recorded approximately $15,000 in one-time amortization expenses related to the price reduction. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the warrants were adjusted such that 11,195 are outstanding as of the Record Date.

Warrants were also issued by the Company in connection with the sale of units in the Company’s unit offering in April 2014. The Warrants became exercisable on April 21, 2014 and will remain exercisable thereafter until April 21, 2019. As a result of our 25:1 reverse stock split, which was effective on July 15, 2015, the warrants were adjusted such that 66,668 are outstanding as of the Record Date at an exercise price of $25.00 per share. As a result of the issuance of the convertible promissory notes through the Record Date, the exercise price of these warrants was adjusted to $16.55 per share. As a result of the issuance of the Debenture and related warrant, the exercise price of these warrants was adjusted to $11.68 per share. In the event that stockholders approve all the proposals in this proxy statement and all of the specific securities pursuant to those proposals are issued, the exercise price of these warrants would be further adjusted to $7.32 (not taking into account securities issued in the Acquisition). In the event that the Acquisition is closed, the exercise price of these warrants would be reduced, if applicable, to the fair market value of our Common Stock on the date 30 days after the closing of the Acquisition.

In connection with the Note Purchase Agreement entered into on March 29, 2016, and effective March 11, 2016, we agreed to issue HFT warrants to purchase 124,285 shares of common stock with an exercise price of $1.50 per share, at such time as an aggregate of $600,000 in convertible promissory notes have been sold under the Note Purchase Agreement. In connection with the Line of Credit Amendment entered into on April 11, 2016, we agreed to issue warrants to purchase 51,562 shares of common stock at an exercise price of $3.25 per share for each $250,000 in convertible promissory notes that are issued to Target Alliance London Limited. When issued, the warrants will allow for cashless exercise rights, to the extent that such shares of common stock issuable upon exercise thereof are not registered under the Securities Act of 1933, as amended, and will include anti-dilutive rights, for the first 12 months following the issuance date of such warrants, which will automatically reduce the exercise price of the warrants to any lower priced security sold, granted or issued by us during such anti-dilutive period, subject to certain exceptions, including officer and director grants and the transactions contemplated by the Acquisition.

We also issued a warrant in connection with the Securities Purchase Agreement entered into on April 6, 2016 and have agreed, subject to certain conditions, to issue a warrant in connection with the Stock Purchase Agreement entered into on April 6, 2016. The first warrant entitles the Investor, upon exercise thereof, to purchase 1,384,616 shares of Common Stock at a purchase price of $3.25 per share. The second warrant entitles the Investor, upon exercise thereof, to purchase 1,111,112 shares of Common Stock at a purchase price of $4.50 per share.

The first warrant will be automatically exercised upon the last to occur of the approval by our stockholders of Proposal Three in this proxy statement, the Acquisition, and the registration statement for the resale of the shares of Common Stock issuable upon conversion of the Debenture and exercise of the warrant being declared effective by the Securities and Exchange Commission. The second warrant, if and when issued, will be exercisable before March 31, 2017 by mutual agreement of us and the Investor upon delivery of notice from us or Investor.

Both warrants accrue a premium at a rate equal to 6.0% per annum, subject to adjustment as provided in the warrants, payable upon redemption or exercise. Upon exercise of the warrants, we will pay the conversion premium that would have otherwise been due if the warrants had been held through the maturity date, with respect to the portion of warrants being exercised. The warrants may not be exercised on a cashless basis.

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The conversion premium under the warrants is payable and adjustable on the same terms and conditions as accrued interest is payable and adjustable under the Debenture described below, except that the conversion premium adjustment thresholds for the second warrant are set at $4.00 and $5.00, respectively. The warrants have a maturity date that is seven years after the date of issuance and, if the warrants have not been wholly exercised into shares of Common Stock prior to such date, we may redeem the warrants on such date by repaying to the Investor in cash the purchase price paid under the warrants. Prior to the maturity date, provided that no trigger event has occurred (as defined in the warrants), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the warrants then unexercised by paying Investor in cash an amount per portion of unexercised warrants equal to the purchase price paid under the warrants, plus the conversion premium payable as if such portion was unexercised until the maturity date, minus any conversion premium already paid for such portion. The purchase price paid under the warrants, together with the conversion premium, automatically becomes payable with respect to the unexercised portion of the warrants in the event of a liquidation, dissolution or winding up by us.

Stock Options

As of the Record Date, we had issued and outstanding stock options to purchase an aggregate of 22,920 shares of common stock (net of forfeitures, expirations and cancellations) pursuant to its 2010 Long-Term Incentive Plan and 2012 Stock Incentive Plan (the “Plans”). The stock options have a weighted average exercise price of $33.96 per share.

Convertible Promissory Notes

On August 30, 2015, we entered into a Non-Revolving Line of Credit Agreement (as amended, the “Line of Credit”) with Silver Star Oil Company (“Silver Star”). The Line of Credit, which had an effective date of August 28, 2015, provided us the right, from time to time, subject to the terms of the Line of Credit, to sell up to $2.4 million in convertible promissory notes. Under the terms of the Line of Credit, we issued $1 million in convertible promissory notes to Silver Star pursuant to notes effective on September 28, 2015, October 21, 2015, November 23, 2015, December 31, 2015 and February 8, 2016 (collectively, the “Silver Star Notes”). All of the Silver Star Notes have been assigned to other parties, including a portion to Target Alliance London Limited.

To date, we have had difficulty in obtaining the remaining funding required from Silver Star under the Line of Credit. In an effort to raise funding for ongoing expenses and as a replacement for the amounts previously sought from Silver Star, on March 29, 2016, and effective March 11, 2016, we entered into a Convertible Promissory Note Purchase Agreement (the “Note Purchase Agreement”) with HFT Enterprises, LLC (“HFT”). Pursuant to the Note Purchase Agreement, we agreed to sell and HFT agreed to purchase, an aggregate of $600,000 in convertible promissory notes, including $300,000 in convertible promissory notes purchased on March 29, 2016, to be effective on March 11, 2016, $150,000 in convertible promissory notes purchased on March 29, 2016, to be effective on March 25, 2016, and $150,000 in convertible promissory notes required to be purchased by HFT or its assigns on or prior to April 30, 2016. We also agreed to issue HFT warrants to purchase 124,285 shares of common stock with an exercise price of $1.50 per share, at such time as an aggregate of $600,000 in convertible promissory notes have been sold.

On April 11, 2016, we entered into an Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (the “Line of Credit Amendment”) with Target Alliance London Limited, pursuant to which we agreed to issue the remaining $1.4 million in convertible promissory notes under the Line of Credit at a conversion price of $3.25 per share to Target Alliance London Limited and to issue warrants to purchase 51,562 shares of common stock at an exercise price of $3.25 per share for each $250,000 in convertible promissory notes that are issued to Target Alliance London Limited.

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The Silver Star Notes are due and payable on October 1, 2016. The HFT convertible promissory notes are due and payable on the anniversary of their respective issuance dates. The Target Alliance London Limited convertible promissory notes are due and payable on April 11, 2017 unless otherwise agreed between the parties. All the convertible promissory notes accrue interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allow the holder thereof the right to convert the principal and interest due thereunder into Common Stock at a conversion price of $1.50 per share with respect to the Silver Star Notes and HFT convertible promissory notes and at a conversion price of $3.25 per share with respect to the Target Alliance London Limited convertible promissory notes, provided that any conversion is subject to us first receiving approval for the issuance of shares of our common stock under the convertible promissory notes under applicable NYSE MKT rules and regulations. We have the right to prepay the convertible promissory notes. The convertible promissory notes include customary events of default for facilities of similar nature and size.

Convertible Redeemable Subordinated Debenture

On April 6, 2016, we entered into a Securities Purchase Agreement with an accredited institutional investor (the “Investor”), pursuant to which we sold and issued a redeemable convertible subordinated debenture, with a face amount of $530,000, convertible into 163,077 shares of Common Stock at a conversion price equal to $3.25 per share (the “Debenture”). The Investor purchased the Debenture at a 5.0% original issue discount for the sum of $500,000.

The Debenture matures in seven years and accrues interest at a rate of 6.0% per annum, subject to adjustment as provided in the Debenture. The Debenture converts into shares of common stock at $3.25 per share automatically upon the earlier of (i) the maturity date or (ii) the last to occur of the closing of the Acquisition or the date on which certain equity conditions (as defined in the Debenture) have been met. The Debenture also may be converted into shares of common stock at $3.25 per share (i) in the sole and absolute discretion of Investor at any time or times after issuance, or (ii) at our option if certain equity conditions are met. Upon conversion of the Debenture, we will pay a conversion premium equal to the amount of unpaid interest that would have otherwise been due if the Debenture had been held through the maturity date, with respect to the portion of Debenture being converted.

Accrued interest under the Debenture is payable upon conversion, redemption or maturity of the Debenture, in cash or, at our discretion, shares of common stock calculated by using 95% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of common stock. Following a default trigger event (as defined in the Debenture), the number of shares to be issued will be calculated by using 85% of the average of the lowest 5 individual daily volume weighted average prices during the measuring period, less $0.10 per share of Common Stock not to exceed 85% of the lowest sales prices on the last day of such period less $0.10 per share.

The interest rate on the Debenture will adjust upward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is below $2.75, subject to a maximum interest rate of 24.95%. The interest rate also will adjust upward by 10.0% following the occurrence of any trigger event. The interest rate on the Debenture will adjust downward by 100 basis points for each $0.10 that the volume weighted average price of our Common Stock on any trading day as of which the interest rate is determined and calculated is above $3.75, subject to a minimum interest rate of 0%.

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To the extent the Debenture has not automatically converted in full into shares of common stock prior to the maturity date, the face value of the outstanding Debenture, together with all interest accrued thereunder, is payable in cash by us on the maturity date. Prior to the maturity date, provided that no trigger event has occurred (as defined in the Debenture), we have the right at any time upon 30 trading days’ prior written notice to redeem all or any portion of the Debenture then outstanding by paying the investor in cash an amount per portion of Debenture equal to the face value, plus the interest payable as if such portion was outstanding until the maturity date, minus any interest already paid for such portion. The outstanding Debenture, together with accrued and unpaid interest, automatically becomes payable in the event of a deemed liquidation event (as defined in the Debenture).

Transfer Agent and Registrar

The transfer agent and registrar for our common stock is:

ClearTrust, LLC

17961 Hunting Bow Circle, Suite 102

Lutz, FL 33558

Phone: (813) 235-4490

Fax: (813) 388-4549

www.cleartrustonline.com

Listing

Our shares of Common Stock are listed on the NYSE MKT under the symbol “LEI”.

Restrictions on Change of Control

Articles of Incorporation and Bylaws

The following provisions of our Articles of Incorporation and our Bylaws, as amended and restated, and applicable provisions of Nevada law may make a change of control of us more difficult and may delay stockholder actions with respect to business combinations and the election of new members to our Board of Directors:

●	Limiting the number of our directors to ten;
●	Limiting the persons who may call special meetings of stockholders to our President or any other executive officer, the Board of Directors or any member thereof, or by the record holder or holders of at least 10% of all shares entitled to vote at the meeting;
●	Limiting the business that may be acted on at a special meeting of the stockholders to the matters set forth in the notice of the meeting;
●	Requiring the approval of not less than two-thirds of the outstanding shares entitled to vote at an election of the directors to remove members of the Board of Directors;
●	Requiring that any action of the stockholders to be taken without a meeting must be authorized by a consent and signed by persons having at least a majority of the voting power who would be entitled to vote on that action at a stockholders’ meeting;
●	Requiring that any proposed amendment to our Articles of Incorporation that would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless of limitations or restrictions on the voting power thereof; and
●	Authorizing our Board of Directors, subject to any limitations presented by law, to provide for the issuance of shares of our Preferred Stock in one or more series (with such preferences and rights as described above under “Preferred Stock”).

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Nevada Corporation Law.

Sections 78.378-78.3793 of the Nevada Revised Statutes apply to any acquisition of a controlling interest in an issuing corporation unless the Articles of Incorporation or Bylaws of the corporation in effect on the tenth day following the acquisition of a controlling interest by an acquiring person provide that the provisions of those sections do not apply to the corporation, or to an acquisition of a controlling interest specifically by types of existing or future stockholders, whether or not identified. A person desiring to acquire a controlling interest in an issuing corporation must do so in accordance with the provisions of Sections 78.378-78.3793 of the Nevada Revised Statutes.

In general, Sections 78.378-78.3793 set forth the procedures for an acquiring person to obtain a controlling interest in an issuing corporation. The securities acquired in such acquisition are denied voting rights unless holders of a majority of the voting power of the corporation approve the granting of such voting rights, and, if the acquisition would adversely alter or change any preference or any relative or other right given to any other class or series of outstanding shares, the holders of a majority of each class or series affected approve the granting of such voting rights.

The provisions of Sections 78.378-78.3793 of the Nevada Revised Statutes do not restrict the directors of an issuing corporation from taking action to protect the interests of the corporation and its stockholders including, but not limited to, adopting or signing plans, arrangements or instruments that deny rights, privileges, power or authority to a holder of a specified number of shares or percentage of share ownership or voting power.

“Controlling interest” means the ownership of outstanding voting shares of an issuing corporation sufficient, but for the provisions of Section 78.378 to 78.3793, inclusive, to enable the acquiring person, directly or indirectly and individually or in association with others, to exercise 1) 1/5 or more but less than 1/3, 2) 1/3 or more but less than a majority, or 3) a majority or more of all the voting power of the corporation in the election of directors.

“Issuing corporation” means a corporation which is organized in Nevada and which 1) has 200 or more stockholders of record, at least 100 of whom have addresses in Nevada appearing on the stock ledger of the corporation; and 2) does business in Nevada directly or through an affiliated corporation.

The Company’s Bylaws, as amended and restated, provide that the Company is not governed by the provisions of Section 78.378 to 78.3793, inclusive, of the Nevada Revised Statues, and such sections do not therefore apply to the Company or to an acquisition of a controlling interest by any stockholder of the Company.

Sections 78.411-78.444 of the Nevada Revised Statutes apply to certain combinations of the corporation with interested stockholders.

In general, Section 78.438 prohibits a Nevada corporation from engaging in any business combination with any interested stockholder for a period of three years following the date that the stockholder became an interested stockholder unless the Board of Directors of the corporation approved the business combination prior to the date the person became an interested stockholder.

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In general, Section 78.439 provides that business combinations after the three-year period following the date that the stockholder becomes an interested stockholder may also be prohibited unless approved by the corporation’s directors before the person became an interested stockholder unless the price and terms of the transaction meet the criteria set forth in the statute.

“Combination” means any of the following:

1) Any merger or consolidation of the resident domestic corporation or any subsidiary of the resident domestic corporation with:

(a) the interested stockholder; or

(b) any other corporation, whether or not itself an interested stockholder of the resident domestic corporation, which is, or after the merger or consolidation would be, an affiliate or associate of the interested stockholder.

2) Any sale, lease, exchange, mortgage, pledge, transfer or other disposition, in one transaction or a series of transactions, to or with the interested stockholder or any affiliate or associate of the interested stockholder of transactions, to or with the interested stockholder or any affiliate or associate of the interested corporation:

(a) having an aggregate market value equal to 5% or more of the aggregate market value of all the assets, determined on a consolidated basis, of the resident domestic corporation;

(b) having an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the resident domestic corporation; or

(c) representing 10% or more of the earning power or net income, determined on a consolidated basis, of the resident domestic corporation.

3) The issuance or transfer by the resident domestic corporation or any subsidiary of the resident domestic corporation, in one transaction or a series of transactions, of any shares of the resident domestic corporation or any subsidiary of the resident domestic corporation that have an aggregate market value equal to 5% or more of the aggregate market value of all the outstanding shares of the resident domestic corporation to the interested stockholder or any affiliate or associate of the interested stockholder except under the exercise of warrants or rights to purchase shares offered, or a dividend or distribution paid or made, pro rata to all stockholders of the resident domestic corporation.

4) The adoption of any plan or proposal for the liquidation or dissolution of the resident domestic corporation proposed by, or under any agreement, arrangement or understanding, whether or not in writing with, the interested stockholder or any affiliate or associate of the interested stockholder.

5) Any:

(a) reclassification of securities, including, without limitation, any splitting of shares, dividend distributed in shares, or other distribution of shares with respect to other shares, or any issuance of new shares in exchange for a proportionately greater number of old shares;

(b) recapitalization of the resident domestic corporation;

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(c) merger or consolidation of the resident domestic corporation with any subsidiary of the resident domestic corporation; or

(d) other transaction, whether or not with or into or otherwise involving the interested stockholder, proposed by, or under any agreement, arrangement or understanding, whether or not in writing, with, the interested stockholder or any affiliate or associate of the interested stockholder, which has the effect, directly or indirectly, of increasing the proportionate share of the outstanding shares of any class or series of voting shares or securities convertible into voting shares of the resident domestic corporation or any subsidiary of the resident domestic corporation which is directly or indirectly owned by the interested stockholder or any affiliate or associate of the interested stockholder, except as a result of immaterial changes because of adjustments of fractional shares.

6) Any receipt by the interested stockholder or any affiliate or associate of the interested stockholder of the benefit, directly or indirectly, except proportionately as a stockholder of the resident domestic corporation, of any loan, advance, guarantee, pledge or other financial assistance or any tax credit or other tax advantage provided by or through the resident domestic corporation.

“Interested stockholder” means any person, other than the resident domestic corporation or any subsidiary of the resident domestic corporation, who is:

1) the beneficial owner, directly or indirectly, of 10% or more of the voting power of the outstanding voting shares of the resident domestic corporation; or

2) an affiliate or associate of the resident domestic corporation and at any time within 3 years immediately before the date in question was the beneficial owner, directly or indirectly, of 10% or more of the voting power of the then outstanding shares of the resident domestic corporation.

To determine whether a person is an interested stockholder, the number of voting shares of the resident domestic corporation considered to be outstanding includes shares considered to be beneficially owned by that person through the application of Section 78.414 of the Nevada Revised Statutes, but does not include any other unissued shares of a class of voting shares of the resident domestic corporation which may be issuable under any agreement, arrangement or understanding, or upon exercise of rights to convert warrants or options, or otherwise.

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OWNERSHIP OF SECURITIES

The following table sets forth certain information regarding the beneficial ownership of our Common Stock as of the dates indicated below by (i) each person who is known by us to own beneficially more than five percent (5%) of our outstanding voting stock; (ii) each of our directors; (iii) each of our executive officers; (iv) all of our current executive officers and directors as a group, (v) each of the Sellers to whom shares of Common Stock are issuable in connection with the Asset Purchase Agreement, and (vi) such other persons to whom shares are issuable pursuant to the other transactions contemplated by this proxy statement.

The percentages shown in the table under the column “Beneficially Owned Prior to Transactions Contemplated by this Proxy Statement” are based on 1,625,224 shares of Common Stock outstanding as of the Record Date, which number takes into account our 1:25 reverse stock split which took place on July 15, 2015, and excludes the transactions contemplated by this proxy statement.

The percentages shown in the table under the column “Beneficially Owned Upon Completion of Transactions Contemplated by this Proxy Statement” are based on 27,655,771 shares of Common Stock expected to be outstanding as of immediately after the closing of the transactions contemplated by this proxy statement, assuming conversion of the Debenture, Series B Preferred Stock, Series C Preferred Stock and convertible notes and exercise of the First Warrant, Second Warrant and warrants issued in connection with the convertible notes, but non including payment of interest, dividends, premiums or conversion premiums on such securities.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and/or investing power with respect to securities. These rules generally provide that shares of Common Stock subject to options, warrants or other convertible securities that are currently exercisable or convertible, or exercisable or convertible within 60 days of the Record Date, are deemed to be outstanding and to be beneficially owned by the person or group holding such options, warrants or other convertible securities for the purpose of computing the percentage ownership of such person or group, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person or group.

To our knowledge, except as indicated in the footnotes to this table and pursuant to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them, subject to applicable community property laws. Unless otherwise indicated, the address for each of the officers or directors listed in the table below is 450 Gears Road, Suite 780, Houston, Texas 77067, and the address for each of the Sellers listed in the table below is c/o Segundo Resources, LLC, 4040 Broadway, Suite 305, San Antonio, Texas 78209.

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	Beneficially Owned Prior to Transactions Contemplated by this Proxy Statement			Beneficially Owned Upon Completion of Transactions Contemplated by this Proxy Statement
Stockholder	Number of Shares		Percent	Number of Shares		Percent
Executive Officers and Directors
Anthony C. Schnur	17,341	(1)	1.1%	17,341	(1)	*
J. Fred Hofheinz	41,170	(2)	2.5%	41,170	(2)	*
Fred S. Zeidman	3,000	(3)	*	3,000	(3)	*
All Executive Officers and Directors as a Group (Three Persons) (4)	61,512		3.7%	61,512		*
5% Shareholders Prior to Transactions Contemplated by this Proxy Statement
John B. Helmers and A. Glenn Helmers	96,666	(5)	6.0%	96,666	(5)	*
Ironman Energy Partners, L.P., Ironman Energy Partners II, L.P., Ironman Capital Management, LLC and G. Bryan Dutt	101,900	(6)	6.2%	101,900	(6)	*
Ironman Energy Master Fund, Ironman Energy Capital, L.P., and Ironman Energy Capital (QP), L.P.	124,547	(6)	7.5%	124,547	(6)	*
Rockwell Capital Partners, Inc.	160,897	(7)	9.99%	539,853	(7)	2.0%
Sellers Receiving Shares Pursuant to Asset Purchase Agreement
Al Thaggard	0		0%	209,765		*
Alan Dreeben	0		0%	1,204,051		4.4%
RAD2 Minerals, Ltd	0		0%	4,400,316	(8)	15.9%
Azar-Dreeben A&D Fund, LP	0		0%	576,583	(9)	2.1%
Ben Azar	0		0%	75,792		*
Branch Energy Services, LLC	0		0%	28,689	(10)	*
Buschman Energy, Ltd. LTD	0		0%	3,501	(11)	*
Coyle Manna Management LLC	0		0%	1,783,775	(12)	6.5%
DBS Investments, Ltd.	0		0%	1,247,912	(13)	4.5%
Dudley Energy, Ltd.	0		0%	208,860	(14)	*
GBC Minerals, Ltd.	0		0%	409,867	(15)	1.5%
Guy R. Buschman, Trustee	0		0%	1,586		*
John W. Taylor	0		0%	361,027		1.3%
Julian Stewart	0		0%	208,860		*
Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust	0		0%	1,586		*
Larry and Judy Votaw	0		0%	576,823		2.1%
Azar, MPII & Range A&D Fund, LP	0		0%	1,418,832	(16)	5.1%
Rockin' S FLP, Ltd.	0		0%	1,586	(17)	*
Saxum Energy, LLC	0		0%	897,856	(18)	3.3%
Scott Lake Energy, L.P.	0		0%	820,968	(19)	3.0%
Other Persons Receiving Shares Pursuant to Transactions Contemplated by this Proxy Statement
International Bank of Commerce	0		0%	390,290	(20)	1.4%
Discover Growth Fund	86,414	(21)	4.99%	1,380,022	(21)	4.99%
HFT Enterprises, LLC	160,897	(22)	9.99%	524,285	(22)	1.9%
Target Alliance London Limited	160,897	(23)	9.99%	852,850	(23)	3.1%
Debra Herman	160,897	(24)	9.99%	224,285	(24)	*
Tex Oak Energy, LLC	0		0%	2,514,286	(25)	9.1%

__________________________

* Indicates beneficial ownership of less than 1% of the outstanding Common Stock.

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(1)	Includes (a) options to purchase 6,000 shares of the Company’s Common Stock at an exercise price of $43.50 per share, which expire if unexercised on October 31, 2017; (b) options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $40.25 per share which expire if unexercised on January 8, 2018; and (c) options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $39.50 per share which expire if unexercised on October 31, 2017. A total of 1,680 of the shares held by Mr. Schnur are held in his IRA.

(2)	Includes options to purchase 960 shares of Common Stock which have an exercise price of $51.75 per share which expire on October 7, 2020. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $24.50 per share, which are exercisable until December 24, 2016. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $5.50 per share, which are exercisable until March 25, 2018.

(3)	Includes options to purchase 1,000 shares of the Company’s Common Stock at an exercise price of $24.50 per share, which are exercisable until December 24, 2016. Also includes options to purchase 2,000 shares of the Company’s Common Stock at an exercise price of $5.50 per share, which are exercisable until March 25, 2018.

(4)	Not included in the table above is William J. Dale, who resigned as Chief Financial Officer of the Company on September 30, 2013, who is a named executive officer as defined in Item 402(a)(3) of Regulation S-K. Pursuant to the Company’s record stockholders list, Mr. Dale does not hold any beneficial ownership in the Company. The Company is not in contact with and has no way of verifying Mr. Dale’s ownership in the Company.

(5)	Based on a Schedule 13G filed with the SEC on January 5, 2016 by Condagua, LLC, John B. Helmers and A. Glenn Helmers, each with an address of PMB 426, 1357 Ashford Avenue, San Juan, PR 00907: (a) A. Glenn Helmers has shared power to vote 50,000 shares of Common Stock held by Condagua, LLC and the shared power to dispose of 46,666 shares of Common Stock held by John B. Helmers, her husband, which shares she is deemed to beneficially own; and (b) John B. Helmers has the sole power to vote 46,666 shares of Common Stock which he owns individually; the shared power to vote 50,000 shares of Common Stock held by Condagua, LLC and the shared power to dispose of the 46,666 shares of Common Stock he owns individually and the 50,000 shares of Common Stock held by Condagua, LLC, which shares he is deemed to beneficially own. We make no representation as to the accuracy or completeness of the information reported.

(6)	Based on a Schedule 13G filed with the SEC on January 14, 2014 and amended on February 13, 2015 by Ironman Energy Master Fund (“Master Fund” and another private investment fund managed by Ironman Energy II, the “Private Fund”, and the “Funds”)), Ironman Energy Capital, L.P.(“Ironman Capital”), Ironman Energy Capital (QP), L.P.(“Ironman Capital QP”), Ironman Energy Partners, L.P.(“Ironman Energy”), Ironman Energy Partners II, L.P.(“Ironman Energy II”), Ironman Capital Management, LLC (“Ironman Management”) and G. Bryan Dutt, with an address of 2211 Norfolk, Suite 611, Houston, Texas 77098. The Schedule 13G reported that (a) the Master Fund, Ironman Capital and Ironman Capital (QP) are the beneficial owners of 124,547 shares of Common Stock held by the Master Fund, consisting of 91,214 shares of Common Stock and warrants exercisable into 33,333 shares of Common Stock; (b) Ironman Energy, Ironman Energy II, Ironman Management and Mr. Dutt are the beneficial owners of 101,900 shares of Common Stock held by the Funds, consisting of 78,567 shares of Common Stock and warrants exercisable into 23,333 shares of Common Stock; (c) Ironman Capital and Ironman Capital QP may be deemed to beneficially own the shares of Common Stock held by the Master Fund as a result of being the general partners of the Master Fund; (d) Ironman Energy may be deemed to beneficially own the shares of Common Stock held by the Funds as a result of being the general partner of Ironman Capital, Ironman Capital QP and the Private Fund; (e) Ironman Energy II may be deemed to beneficially own the shares of Common Stock held by the Funds as a result of being the investment manager of the Funds; (f) Ironman Management may be deemed to beneficially own the shares of Common Stock held by the Funds as a result of being the general partner of Ironman Energy and Ironman Energy II; (g) Mr. Dutt may be deemed to beneficially own the shares of Common Stock held by the Funds as a result of being the managing member of Ironman Management; (h) the Master Fund, Ironman Capital and Ironman Capital (QP) may direct the vote and disposition of the 124,547 shares of Common Stock held by the Master Fund; and (i) the Master Fund, Ironman Capital and Ironman Capital (QP) may direct the vote and disposition of the 101,900 shares of Common Stock held by the Master Fund and Ironman Energy, Ironman Energy II, Ironman Management and Mr. Dutt may direct the vote and disposition of the 124,547 shares of Common Stock held by the Funds. Mr. Dutt has voting and investment power over the securities beneficially owned by these entities. We make no representation as to the accuracy or completeness of the information reported.

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(7)	Consists of (i) 106,520 shares of Common Stock and (ii) 433,333 shares of Common Stock issuable upon conversion of $650,000 in remaining principal of outstanding Convertible Promissory Notes. All of the Convertible Notes are due and payable on October 1, 2016, accrue interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allow the holder thereof the right to convert the principal and interest due thereunder into Common Stock at a conversion price of $1.50 per share, provided that the total number of shares of Common Stock issuable upon conversion of the Convertible Promissory Notes cannot exceed 19.9% of our outstanding shares of Common Stock on August 30, 2015, the date the line of credit pursuant to which the Convertible Promissory Notes were originally sold, was agreed to, which was 289,398 shares (or the total voting power outstanding on such date), or otherwise exceed the amount of shares that would require stockholder approval under applicable NYSE MKT rules, unless or until we receive stockholder approval for such issuances. The issuance of the shares is also subject to NYSE MKT listing approval. The line of credit pursuant to which the Convertible Promissory Notes were sold also includes a 9.99% ownership limitation which prevents the holder of the Convertible Promissory Notes from converting such Convertible Promissory Notes into Common Stock if upon such conversion, the holder would beneficially own more than 9.99% of our then outstanding Common Stock, subject to the ability of any holder to modify such limitation with 61 days prior written notice to us (the “Blocker”). As such, the table above shows the maximum of 9.99% of our Common Stock which may be issued upon conversion of the Convertible Promissory Notes. The address of Rockwell Capital Partners, Inc. is 570 Lexington Ave #2200, New York, New York 10022. Bryan Collins serves as the President of Rockwell Capital Partners, Inc. and has voting and investment power over the securities beneficially owned by such entity.

(8)	Consists of (i) 2,971,745 shares of Common Stock and (ii) 1,428,571 shares of Common Stock issuable upon conversion of 200,000 shares of Series B Preferred Stock. Richard N. Azar II has voting and investment power over the securities beneficially owned by RAD2 Minerals, Ltd.

(9)	Alan Dreeben has voting and investment power over the securities beneficially owned by Azar-Dreeben A&D Fund, LP.

(10)	Dan Altena has voting and investment power over the securities beneficially owned by Branch Energy Services, LLC.

(11)	GuyBob Buschman has voting and investment power over the securities beneficially owned by Buschman Energy, Ltd. LTD.

(12)	Richard N. Azar II, Richard Menchaca and John Ben Azar share voting and investment power over the securities beneficially owned by Coyle Manna Management LLC.

(13)	Donnie Seay has voting and investment power over the securities beneficially owned by DBS Investments, Ltd.

(14)	Paul Dudley has voting and investment power over the securities beneficially owned by Dudley Energy, Ltd.

(15)	GuyBob Buschman has voting and investment power over the securities beneficially owned by GBC Minerals, Ltd.

(16)	Dick Tips and Al Range share voting and investment power over the securities beneficially owned by Azar, MPII & Range A&D Fund, LP.

(17)	Gretchen Buschman Spaltin has voting and investment power over the securities beneficially owned by Rockin' S FLP, Ltd.

(18)	Richard Menchaca has voting and investment power over the securities beneficially owned by Saxum Energy, LLC.

(19)	Don Rowden has voting and investment power over the securities beneficially owned by Scott Lake Energy, L.P.

(20)	Consists of 390,290 shares of Common Stock issuable to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration. The address of International Bank of Commerce is 130 E. Travis Street, Suite 300, San Antonio, TX 78205. Bernardo de la Garza has voting and investment power over the securities beneficially owned by International Bank of Commerce.

(21)	Consists of (i) 163,077 shares of Common Stock issuable upon conversion of the principal amount of the Debenture, (ii) 1,384,616 shares of Common Stock issuable upon exercise of the First Warrant, (iii) 3,452,307 additional shares of Common Stock that we may issue, at our sole discretion in lieu of cash, as conversion premiums or in payment of interest on such Debenture and First Warrant, (iv) 1,618,462 shares of Common Stock issuable upon conversion of the Series C Preferred Stock, (v) 1,111,112 shares of Common Stock issuable upon exercise of the Second Warrant, and (vi) 7,049,816 additional shares of Common Stock that we may issue, at our sole discretion in lieu of cash, as conversion premiums or in payment of interest or dividends on such Series C Preferred Stock and Second Warrant. We have assumed the payment of interest and dividends on the Debenture and Series C Preferred Stock and the payment of the conversion premiums on the First Warrant and Second Warrant solely in shares of Common Stock, for a period of seven years, which is the maturity date of each of the securities. The number of additional shares of Common Stock that we may issue as conversion premiums or in payment of interest or dividends is dependent on the interest rate, dividend rate and conversion premium rate which can range from 0% to 24.95% depending on our underlying stock price at the time of conversion or maturity and assuming no triggering event has occurred. For purposes of the interest, dividend and conversion premium calculations in the preceding sentences, we assumed (i) the interest rate, dividend rate and conversion premium rate to be 16.0% per annum, and (ii) $1.63 to be 95% of the average of the lowest 5 individual daily volume weighted average prices during the 30 trading day period immediately prior to payment of the interest, dividends and conversion premiums, as applicable, not to exceed 100% of the lowest sales prices on the last day of such period, less $0.05 per share of Common Stock (the “VWAP Measurement”). If the VWAP Measurement is, in any case, an amount less than the amount assumed in the preceding sentences and/or the interest rate, dividend rate and conversion premium rate is, in any case, higher than the rate assumed in the preceding sentences, additional shares of Common Stock will be issuable. Discover Growth Fund is subject to a blocker that would prevent its ownership at any given time from exceeding 4.99% (which may be increased upon 61 days prior written notice from such stockholder, but not above 9.99%) of our outstanding Common Stock (the “Blocker”). Absent the Blocker, Discover Growth Fund would hold an aggregate of approximately 14,779,390 shares, or 49.6%, of our Common Stock after the Acquisition, upon conversion and exercise in full of the securities described above and payment of all interest, dividends and conversion premiums thereunder based on the assumptions described above. The address of Discover Growth Fund is 4th Floor, Harbour Place, 103 South Church Street, Grand Cayman KY1-1002, Cayman Islands. David Sims serves as Director of Discover Growth Fund and has voting and investment power over the securities beneficially owned by such entity.

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(22)	Consists of (i) 400,000 shares of Common Stock issuable upon conversion of $600,000 in principal of convertible promissory notes at a conversion price of $1.50 and (ii) 124,285 shares of Common Stock issuable upon exercise of warrants. The securities include a 9.99% ownership limitation which prevents the holder thereof from converting or exercising such securities into Common Stock if upon such conversion or exercise, the holder would beneficially own more than 9.99% of our then outstanding Common Stock, subject to the ability of any holder to modify such limitation with 61 days prior written notice to us (the “Blocker”). As such, the table above shows the maximum of 9.99% of our Common Stock which may be issued upon conversion or exercise of the securities. The address of HFT Enterprises, LLC is P.O. Box 81740, Las Vegas, NV 81740. Michael and Debra Herman share voting and investment power over the securities beneficially owned by HFT Enterprises, LLC.

(23)	Consists of (i) 133,333 shares of Common Stock issuable upon conversion of $200,000 in principal of convertible promissory notes at a conversion price of $3.25, (ii) 430,770 shares of Common Stock issuable upon conversion of $1.4 million in principal of convertible promissory notes at a conversion price of $3.25 and (iii) 288,747 shares of Common Stock issuable upon exercise of warrants. The securities include a 9.99% ownership limitation which prevents the holder thereof from converting or exercising such securities into Common Stock if upon such conversion or exercise, the holder would beneficially own more than 9.99% of our then outstanding Common Stock, subject to the ability of any holder to modify such limitation with 61 days prior written notice to us (the “Blocker”). As such, the table above shows the maximum of 9.99% of our Common Stock which may be issued upon conversion or exercise of the securities. The address of Target Alliance London Limited is Chartwell House, 292-294 Hale Lane, Edgware, Middlesex, England, HA8 8NP. Irving Aronson has voting and investment power over the securities beneficially owned by Target Alliance London Limited.

(24)	Consists of (i) 100,000 shares of Common Stock issuable upon conversion of $150,000 in principal of convertible promissory notes at a conversion price of $1.50 and (ii) 124,285 shares of Common Stock issuable upon exercise of warrants. The securities include a 9.99% ownership limitation which prevents the holder thereof from converting or exercising such securities into Common Stock if upon such conversion or exercise, the holder would beneficially own more than 9.99% of our then outstanding Common Stock, subject to the ability of any holder to modify such limitation with 61 days prior written notice to us (the “Blocker”). As such, the table above shows the maximum of 9.99% of our Common Stock which may be issued upon conversion or exercise of the securities. The address of Debra Herman is P.O. Box 81740, Las Vegas, NV 89180.

(25)	Consists of 2,514,286 shares of Common Stock issuable upon conversion of 352,000 shares of Series B Preferred Stock. Tex Oak Energy, LLC is an affiliate of RAD2 Minerals, Ltd. and its address is 4040 Broadway, Suite 305, San Antonio, TX 78209. Richard N. Azar II has voting and investment power over the securities beneficially owned by Tex Oak Energy, LLC.

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Proposals for 2017 Annual Meeting of Stockholders and 2017 Proxy Materials

Proposals of holders of our voting securities intended to be presented at our 2017 annual meeting of stockholders and included in our proxy statement and form of proxy relating to such meeting pursuant to Rule 14a-8 of Regulation 14A must be received by us, addressed to our Corporate Secretary, at our principal executive offices at 450 Gears Road, Suite 780, Houston, Texas 77067, not earlier than the close of business on November 29, 2016, and not later than the close of business on December 29, 2016, together with written notice of the stockholder’s intention to present a proposal for action at the fiscal 2017 annual meeting of stockholders, unless our annual meeting date occurs more than 30 days before or 30 days after March 29, 2017. In that case, we must receive proposals not earlier than the close of business on the 120th day prior to the date of the fiscal 2017 annual meeting and not later than the close of business on the later of the 90th day prior to the date of the annual meeting or, if the first public announcement of the date of the Annual Meeting is less than 100 days prior to the date of the meeting, the 10th day following the day on which we first make a public announcement of the date of the meeting. The notice must be personally delivered to the Company or sent by first class certified mail, return receipt requested, postage prepaid, and must include the name and address of the stockholder, the number of voting securities held by the stockholder of record, a statement that the stockholder holds such shares beneficially and the text of the proposal to be presented for vote at the meeting, a statement in support of the proposal, and must otherwise comply with Rule 14a-8 of Regulation 14A and the requirements of our Bylaws.

The proposal should state as clearly as possible the proposal and should be accompanied by a supporting statement. The proposal, including the accompanying supporting statement, may not exceed 500 words. Upon receipt of any such proposal, the Company will determine whether or not to include such proposal in the proxy statement and proxy in accordance with regulations governing the solicitation of proxies. The Company reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable rules and requirements. As the rules of the SEC make clear, simply submitting a proposal does not guarantee that it will be included.

Incorporation by Reference

This proxy statement incorporates by reference important business and financial information about Lucas from documents we have filed with the SEC. Any statement contained in a document incorporated by reference in this proxy statement is automatically updated and superseded by any information contained in this proxy statement, or in any subsequently filed document of the types described below. We incorporate into this proxy statement by reference the following information filed by us with the SEC:

●	the unaudited financial statements (including the notes thereto) of Lucas for the quarterly periods ended June 30, 2015, September 30, 2015 and December 31, 2015 included in our quarterly reports on Form 10-Q filed with the SEC on August 14, 2015, November 16, 2015 and February 16, 2016, respectively (SEC File No. 001-32508);

●	the audited financial statements (including the notes thereto) of Lucas as of and for the fiscal year ended March 31, 2015 included in our annual report on Form 10-K filed with the SEC on July 14, 2015 (SEC File No. 001-32508); and

●	the information appearing under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Financial Statements and Supplementary Data” in our annual report on Form 10-K filed with the SEC on July 14, 2015 (SEC File No. 001-32508).

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Copies of our quarterly reports on Form 10-Q and our annual report on Form 10-K referenced above have been sent concurrently with this proxy statement to all stockholders entitled to notice of and to vote at the Special Meeting. Additionally, you may read and copy any document we file with the SEC at its Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our filings with the SEC are also available to the public at its web site at http://www.sec.gov/.

BY ORDER OF THE BOARD OF DIRECTORS OF LUCAS ENERGY, INC.

Anthony C. Schnur
Chief Executive Officer and Director

Dated: [•], 2016

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STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF

OIL AND GAS PROPERTIES ACQUIRED FROM SEGUNDO RESOURCES, LLC

On December 30, 2015, we entered into the Asset Purchase Agreement with twenty-one separate Sellers and Segundo Resources, LLC (the “Sellers”) in which we agreed to acquire working interests in producing properties and undeveloped acreage (the “Properties”) in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith.

Following are the audited statements of revenues and direct operating expenses of the Properties for the years ended March 31, 2015 and 2014. Complete financial and operating information related to the Properties, including balance sheet and cash flow information are not presented because the Properties were maintained as an asset and not a separate company in the accounting records of a predecessors; therefore, the assets, liabilities, indirect operating costs and other expenses applicable to the operations were not allocated to the properties acquired.

Report of Independent Registered Public Accounting Firm

To the Board of Directors

Lucas Energy, Inc.

Houston, TX

We have audited the accompanying statements of revenues and direct operating expenses of the oil and gas properties acquired from Segundo Resources, LLC (the seller representative for various sellers) for the years ended March 31, 2015 and 2014. These financial statements are the responsibility of Lucas Energy, Inc.’s management. Our responsibility is to express an opinion on the financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

The accompanying financial statements were prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and are not intended to be a complete financial presentation of the properties described above.

In our opinion, the financial statements referred to above present fairly, in all material respects, the revenues and direct operating expenses of the oil and gas properties acquired from Segundo Resources, LLC (the seller representative for various sellers) for the years ended March 31, 2015 and 2014, in conformity with accounting principles generally accepted in the United States.

/s/ GBH CPAs, PC

GBH CPAs, PC

www.gbhcpas.com

Houston, Texas

April 12, 2016

STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF

OIL AND GAS PROPERTIES ACQUIRED FROM SEGUNDO RESOURCES, LLC

	For the Years Ended March 31,
	2015	2014

Revenue	$11,002,074	$9,960,461
Direct Operating Expenses	3,075,327	2,753,429
Revenues in Excess of Direct Operating Expenses	$7,926,747	$7,207,032

	For the Nine Months Ended December 31,
	2015	2014
	(Unaudited)	(Unaudited)

Revenue	$4,089,698	$9,355,422
Direct Operating Expenses	1,979,029	2,367,588
Revenues in Excess of Direct Operating Expenses	$2,110,669	$6,987,834

See accompanying notes to the statements of revenues and direct operating expenses.

NOTES TO THE STATEMENTS OF REVENUES AND DIRECT OPERATING EXPENSES OF

OIL AND GAS PROPERTIES ACQUIRED FROM SEGUNDO RESOURCES, LLC

1. PROPERTIES ACQUIRED AND RELATED TRANSACTIONS

Acquisition of Assets from the Sellers

On December 30, 2015, Lucas Energy Inc. (the “Company”) purchased oil and gas properties (“Properties”) from Segundo Resources, LLC (the seller representative for various sellers) (“Sellers”). The Properties currently produce in excess of approximately 1,200 net barrels of oil equivalent per day, of which 53% are liquids, from 114 producing wells. The bulk of the production is from the Hunton formation holding approximately 43,000 gross acres (9,900 net acres) in central Oklahoma. Additionally, further, offset development drilling opportunities for at least 40 additional wells have been identified.

As consideration for the acquisition, we agreed to assume $31,350,000 of commercial bank debt; issue 552,000 shares of newly designated Series B Preferred Stock to one of the Sellers, which is under common control with the Seller Representative, with a total liquidation value of $13,800,000; issue 13,009,664 shares of Common Stock to certain of the Sellers with a fair value of $21,465,946; and pay $4,975,000 in cash to certain Sellers. Notwithstanding the above, in the event there are any title or other material issues associated with the assets, the parties agreed to work in good faith to address such issues, and if such issues cannot be addressed, to adjust the purchase price, provided that no adjustment will be made unless such issues in aggregate total more than 5% of the aggregate purchase price, and provided further that if such issues in aggregate total more than 20% of the aggregate purchase price, we can terminate the Asset Purchase Agreement. We and the Sellers also agreed to a true-up for certain joint interest billings and authorization for expenditures at and/or after closing, and to effect a true-up in connection with any material agreements, if the rights thereto are not provided by the Sellers at closing.

The Series B Preferred to be Issued

The Company is expected to issue an aggregate of 552,000 shares of Series B Preferred Stock which Preferred Shares have a total value of $13,800,000 based on the $25 per Series B Preferred Stock share par value. The Preferred Shares shall be issued to the following parties and in the following amounts on behalf of and for the benefit of RAD2 Minerals:

1.	RAD2 Minerals: 200,000 shares of Series B Preferred Stock; and
2.	Tex Oak Energy, LLC (an Affiliate of RAD2 Minerals): 352,000 shares of Series B Preferred Stock.

The Series B Preferred Stock has a liquidation preference of $25 per share. The Series B Preferred Stock is convertible, at the option of the holder at any time following the original issuance date, into Common Stock at a rate of approximately 7.14:1 (issuable into an aggregate of 3,942,857 shares of Common Stock if fully converted), at the option of the holder thereof, or automatically as to 25% of the Series B Preferred Stock shares if our Common Stock trades above $6.125 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period; an additional 50% of the Series B Preferred Stock shares if our Common Stock trades above $7.00 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period; and as to the remaining Series B Preferred Stock shares, if our Common Stock trades above $7.875 per share for at least 20 consecutive trading days, and trades with at least 75,000 shares of average volume per day during such period. Each outstanding share of Series B Preferred Stock will be entitled to one vote per share on all stockholder matters. The Series B Preferred Stock is redeemable at any time by the Company upon the payment by the Company of the face amount of the Series B Preferred Stock ($25 per share) plus any and all accrued and unpaid dividends thereon.

The Corporation shall have the option, exercisable from time to time after the original issue date, to redeem all or any portion of the outstanding shares of Series B Preferred Stock by paying each applicable holder, an amount equal to the original issue price multiplied by the number of Series B Preferred shares held by each applicable holder plus the accrued dividends.

The 552,000 shares of Series B Preferred stock to be issued currently have the following features:

●	a liquidation preference senior to all of the Company’s common stock;
●	a dividend, payable annually, at an annual rate of six percent (6%) of the original issue price until such Series B Preferred is no longer outstanding either due to conversion, redemption or otherwise; and
●	voting rights on all matters, with each share having 1 vote.

As the Series B Preferred Stock is convertible at any time following the original issuance date into Common Stock at a rate of approximately 7.14:1, the Company recognized a fair value measurement of $6,503,112 for the Series B Preferred Stock, which is based on the 552,000 of preferred shares to be issued times the conversion rate of approximately 7.14 times the price of Lucas’ common stock of $1.65 per share at the date of the Asset Purchase Agreement on December 30, 2015.

The Debt to be Assumed

Upon closing, the Company is to assume $31,500,000 of debt from the Sellers which will be paid by a new loan from International Bank of Commerce, the current lender of the Sellers, to the Company. The Company is also expected to borrow an additional $4,975,000 at closing in order to fulfill the cash consideration obligation due at closing. The new loan amount is expected to be for $40,000,000 and to have a three year term and to bear an annual interest rate of NYPR + 2% with a floor of 5.5%. Although subject to change, the payment schedule is expected to be the greater of 50% of the net monthly income or monthly principal and interest payments of $425,000 with any unpaid principal and accrued interest due at maturity. The Company will be required to create a sinking fund with an initial deposit of $3,360,000 to be used for principal reductions. There is also a 1% commitment fee of $400,000 of which $200,000 will be due on closing with the remaining amount to be due six months after closing. Additionally 390,290 shares of common stock with a fair value of $643,979 are expected to be issued for an underwriting equity fee.

As collateral, International Bank of Commerce is expected to have a first lien on various working interest in the acquired properties. The loan is expected to be subject to a maximum loan-to-value ratio of 50% at all times with a semiannual test based on semiannual reserve reports using pricing parameters determined by International Bank of Commerce.

2. BACKGROUND AND BASIS OF PRESENTATION

The statements of revenues and direct operating expenses of the Properties for the years ended March 31, 2015 and 2014 and for the nine months ended December 31, 2015 and 2014 have been prepared in conformity with accounting principles generally accepted in the United States and in accordance with the rules of the Securities and Exchange Commission (the “SEC”). The information for the nine months ended December 31, 2015 and 2014 is unaudited. Complete financial and operating information related to the properties, including balance sheet and cash flow information, are not presented because the properties were maintained as assets and not separate companies in the accounting records of predecessors; therefore, the assets, liabilities, indirect operating costs and other expenses applicable to the operations were not allocated to the properties acquired.

The accompanying financial statements include revenues from oil and gas production and direct operating expenses associated with the Properties. The accompanying statements of revenues and direct operating expenses varies from a complete set of statements of operations in accordance with accounting principles generally accepted in the United States of America in that it does not reflect certain indirect expenses that were incurred in connection with the ownership and operation of the Properties including, but not limited to, general and administrative expenses, interest expense and federal and state income tax expenses. These costs were not separately allocated to the Properties in the accounting records of the Sellers. In addition, these allocations, if made using historical general and administrative structures and tax burdens, would not produce allocations that would be indicative of the historical performance of the Properties had they been part of Lucas due to differing size, structure, operations and accounting policies. The accompanying statements also do not include the provisions for depreciation, depletion, amortization and accretion; as such amounts would not be indicative of the costs that will be incurred upon the allocation of the purchase price paid. Furthermore, no balance sheets have been presented because the acquired properties were not accounted for as a separate subsidiary or division of the Sellers and complete financial statements are not available, nor has information about the Properties, operating, investing and financing cash flows been provided for similar reasons. Accordingly, the historical statements of revenues and direct operating expenses of the Properties are presented in lieu of the full financial statements required under Article 8-04 of Securities and Exchange Commission (“SEC”) Regulation S-X.

These statements of revenues and direct operating expenses are not indicative of the results of operations for the Properties on a go forward basis.

3. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates — The statements of revenues and direct operating expenses were derived from the historical operating statements of the sellers. Accounting principles generally accepted in the United States of America require management to make estimates and assumptions that affect the amounts reported in the statements of revenues and direct operating expenses. Actual results could be different from those estimates.

Revenue Recognition — Oil, natural gas and natural gas liquids revenues reflect the sales method of accounting. Under the sales method, revenues are recognized based on actual volumes of oil and natural gas sold to purchasers. Management believes there were no significant imbalances with other revenue interest owners attributable to the Properties during any of the periods presented in these statements.

Direct Operating Expenses — Direct operating expenses are recognized on an accrual basis and consist of direct expenses of operating the Properties. The direct operating expenses include lease operating expenses, severance and ad valorem taxes.

4. CONTINGENCIES

The Properties may be subject to potential claims and litigation in the normal course of operations. The Company does not believe that any liability resulting from any pending or threatened litigation will have a material adverse effect on the operations or financial results of the Properties.

Supplemental Information on Oil and Gas Producing Activities (Unaudited)

The following unaudited supplemental reserve information summarizes the net proved reserves of oil and gas and the standardized measure thereof for the years ended March 31, 2015 and 2014 as well as for the nine-months ended December 31, 2015 attributable to the Properties. All of the reserves are located in the United States. The reserve disclosures are based on reserve studies prepared in accordance with guidelines established by the SEC.

There are numerous uncertainties inherent in estimating quantities and values of proved reserves and in projecting future rates of production and the amount and timing of development expenditures, including many factors beyond the property owner’s control. Reserve engineering is a subjective process of estimating the recovery from underground accumulations of oil and gas that cannot be measured in an exact manner and the accuracy of any reserve estimate is a function of the quality of available data and of engineering and geological interpretation and judgment. Because all reserve estimates are to some degree subjective, the quantities of oil and gas that are ultimately recovered, production and operating costs, the amount and timing of future development expenditures and future oil and gas sales prices may each differ from those assumed in these estimates. In addition, different reserve engineers may make different estimates of reserve quantities and cash flows based upon the same available data. The standardized measure shown below represents estimates only and should not be construed as the current market value of the estimated oil and gas reserves attributable to the Properties. In this regard, the information set forth in the following tables includes revisions of reserve estimates attributable to proved properties included in the preceding year’s estimates. Such revisions reflect additional information from subsequent development activities, production history of the Properties and any adjustments in the projected economic life of such property resulting from changes in product prices.

Proved reserves, including proved developed and proved undeveloped reserves, at December 31, 2015 were estimated by the independent petroleum consulting firm, Ralph E. Davis Associates, LLC. The proved reserves for the nine months ended December 31, 2015 and the years ended March 31, 2015 and 2014 were calculated by rolling back the reserves at December 31, 2015 using the actual production for the periods. The future cash flows presented below are based on cost rates and statutory income tax rates in existence as of the date of the projections and average prices based on a 12-month average of first of the month commodity prices for the nine months ended December 31, 2015 and the years ended March 31, 2015 and 2014.

Estimated Quantities of Proved Oil and Gas Reserves (Unaudited)

The following table sets forth certain data pertaining to the Properties’ proved reserves for the nine months ended December 31, 2015 and the years ended March 31, 2015 and 2014:

	Nine Months Ended December 31, 2015	Year Ended March 31, 2015	Year Ended March 31, 2014
Oil:
Proved reserves (Bbl):
Beginning of period	267,200	310,290	323,002
Production	(24,866)	(43,090)	(12,712)
Proved reserves, at end of period	242,334	267,200	310,290

Natural Gas:
Proved reserves (Mcf):
Beginning of period	18,606,521	19,708,480	20,900,561
Production	(927,983)	(1,101,959)	(1,192,081)
Proved reserves, at end of period	17,678,538	18,606,521	19,708,480

Natural Gas Liquids (NGL) in Bbls:
Proved reserves (Bbl):
Beginning of period	3,836,848	3,911,730	3,971,298
Production	(80,146)	(74,882)	(59,568)
Proved reserves, at end of period	3,756,702	3,836,848	3,911,730

Total Oil, Natural Gas and NGL
Proved reserves (BOE):
Beginning of period	7,205,135	7,506,767	7,777,727
Production	(259,676)	(301,632)	(270,960)
Proved reserves, at end of period	6,945,459	7,205,135	7,506,767

Discounted Future Net Cash Flows (Unaudited)

The standardized measure of discounted future net cash flows, in management’s opinion, should be examined with caution. The basis for this table is the reserve studies prepared by independent petroleum engineering consultants, which contain imprecise estimates of quantities and rates of future production of reserves. Revisions of previous year estimates can have a significant impact on these results. Therefore, the standardized measure of discounted future net cash flow is not necessarily indicative of the fair value of the Company’s proved oil and natural gas properties.

Future income tax expense was computed by applying statutory rates, less the effects of tax credits for each period presented, to calculate the difference between pre-tax net cash flows relating to the Company’s proved reserves and the tax basis of proved properties, after consideration of available net operating loss and percentage depletion carryovers.

The following table sets forth the standardized measure of discounted future net cash flows relating to the proved reserves as of December 31, 2015, March 31, 2015, and March 31, 2014 and the related changes for the nine months ended December 31, 2015 and the years ended March 31, 2015 and 2014:

	As of December 31, 2015	As of March 31, 2015	As of March 31, 2014
Future cash inflows	$106,932,270	$214,295,790	$277,550,190
Future production costs	(53,218,950)	(55,197,980)	(58,273,310)
Future development costs	(4,776,250)	(4,776,250)	(4,776,250)
Future tax expense	(16,638,590)	(52,469,330)	(72,930,210)
Future net cash flows	32,298,480	101,852,230	141,570,420
10% annual discount	(16,315,070)	(53,842,950)	(70,701,250)
Standardized measure of discounted future net cash flows	$15,983,410	$48,009,280	$70,869,170

Changes in Standardized Measure of Discounted Future Cash Flows (Unaudited)

	Nine Months Ended December 31, 2015	Year Ended March 31, 2015	Year Ended March 31, 2014
Beginning of the period	$48,009,280	$70,869,170	$76,022,450
Sales of oil gas and NGL, net of production costs	(2,110,669)	(7,926,747)	(7,207,032)
Net changes in prices and production costs	(103,273,821)	(52,252,323)	(4,777,518)
Accretion of discount	37,527,880	16,858,300	2,756,520
Net change in income taxes	35,830,740	20,460,880	4,074,750
End of the period	$15,983,410	$48,009,280	$70,869,170

   FINANCIAL STATEMENTS OF LUCAS ENERGY, INC. AS OF AND FOR THE

FISCAL YEAR ENDED MARCH 31, 2015

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors

Lucas Energy, Inc.

Houston, Texas

We have audited the accompanying balance sheets of Lucas Energy, Inc. as of March 31, 2015 and 2014, and the related statements of operations, stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of Lucas Energy, Inc.’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Lucas Energy, Inc. as of March 31, 2015 and 2014, and the results of its operations and its cash flows for the years then ended, in conformity with U.S. generally accepted accounting principles.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 2 to the financial statements, the Company has incurred significant losses from operations and had a working capital deficit of $9.6 million at March 31, 2015. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regard to these matters also are described in Note 2. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Hein & Associates, LLP

Hein & Associates, LLP

Houston, Texas

July 14, 2015

LUCAS ENERGY, INC.

BALANCE SHEETS

	March 31, 2015	March 31, 2014
ASSETS
Current Assets
Cash	$166,597	$522,155
Accounts Receivable	170,542	609,097
Inventories	194,519	112,677
Other Current Assets	165,800	342,787
Total Current Assets	697,458	1,586,716

Property and Equipment
Oil and Gas Properties (Full Cost Method)	49,299,535	49,554,069
Other Property and Equipment	420,950	444,924
Total Property and Equipment	49,720,485	49,998,993
Accumulated Depletion, Depreciation and Amortization	(12,604,570)	(11,190,505)
Total Property and Equipment, Net	37,115,915	38,808,488
Other Assets	125,145	343,273
Total Assets	$37,938,518	$40,738,477

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current Liabilities
Accounts Payable	$2,436,543	$2,554,977
Common Stock Payable	19,363	11,250
Accrued Expenses	226,975	286,629
Note Payable - Victory	350,000	—
Current Portion of Long-Term Notes Payable - Rogers	7,249,411	1,793,367
Total Current Liabilities	10,282,292	4,646,223

Asset Retirement Obligation	1,051,694	978,430
Long-Term Notes Payable, net of current portion - Rogers	—	5,430,144
Commitments and Contingencies (see Note 7)

Stockholders’ Equity
Preferred Stock Series A, 2,000 Shares Authorized of $0.001 Par, 500 Shares Issued and Outstanding as of March 31, 2015 and 2,000 Shares Issued and Outstanding as of March 31, 2014, respectively	773,900	3,095,600
Common Stock, 100,000,000 Shares Authorized of $0.001 Par, 35,057,415 Shares Issued and 35,020,515 Outstanding at March 31, 2015 and 30,018,081 Shares Issued and 29,981,181 Outstanding Shares at March 31, 2014, respectively	35,057	30,018
Additional Paid in Capital	57,361,774	52,995,987
Accumulated Deficit	(31,517,040)	(26,388,766)
Common Stock Held in Treasury, 36,900 Shares, at Cost	(49,159)	(49,159)
Total Stockholders’ Equity	26,604,532	29,683,680

Total Liabilities and Stockholders’ Equity	$37,938,518	$40,738,477

The accompanying notes are an integral part of these financial statements.

LUCAS ENERGY, INC.

STATEMENTS OF OPERATIONS

Year Ended March 31,	2015	2014

Operating Revenues
Crude Oil	$3,000,886	$5,219,752
Total Revenues	3,000,886	5,219,752
Operating Expenses
Lease Operating Expenses	1,458,182	2,217,029
Severance and Property Taxes	285,100	394,372
Depreciation, Depletion,
Amortization and Accretion	1,547,233	2,189,721
General and Administrative	3,312,689	3,958,314
Total Expenses	6,603,204	8,759,436
Operating Loss	(3,602,318)	(3,539,684)
Other Expense (Income)
Interest Expense	1,365,672	1,169,440
Other Expense (Income), Net	146,784	(21,510)
Total Other Expenses	1,512,456	1,147,930
Loss Before Income Taxes	(5,114,774)	(4,687,614)
Income Tax Expense	13,500	—
Net Loss	$(5,128,274)	$(4,687,614)
Net Loss Per Share
Basic and Diluted	$(0.15)	$(0.16)

Weighted Average Shares
Outstanding
Basic and Diluted	33,946,507	28,593,995

The accompanying notes are an integral part of these financial statements.

LUCAS ENERGY, INC.

STATEMENTS OF STOCKHOLDERS’ EQUITY

							Common
	Common Stock		Preferred Stock				Stock	Total
	Number Of	Common	Number Of	Preferred	Additional	Accumulated	Held in	Stockholders’
	Shares	Stock	Shares	Stock	Paid In Capital	Deficit	Treasury	Equity
Balance at March 31, 2013	26,751,407	$26,751	2,000	$3,095,600	$48,970,509	$(21,701,152)	$(49,159)	$30,342,549
Common Shares issued for:
Unit Offerings	3,135,185	3,135	—	—	3,299,922	—	—	3,303,057
Share-Based Compensation	131,489	132	—	—	162,986	—	—	163,118
Amortization of stock options	—	—	—	—	270,106	—	—	270,106
Discount on Notes	—	—	—	—	292,464	—	—	292,464
Net loss	—	—	—	—	—	(4,687,614)	—	(4,687,614)
Balance at March 31, 2014	30,018,081	$30,018	2,000	$3,095,600	$52,995,987	$(26,388,766)	$(49,159)	$29,683,680
Common Shares issued for:
Unit Offerings	3,333,332	3,334	—	—	1,798,756	—	—	1,802,090
Share-Based Compensation	131,002	130	—	—	49,709	—	—	49,839
Restricted Stock Consideration	75,000	75	—	—	47,175	—	—	47,250
Conversion of Preferred Stock	1,500,000	1,500	(1,500)	(2,321,700)	2,320,200	—	—	—
Amortization of stock options	—	—	—	—	149,947	—	—	149,947
Net loss	—	—	—	—	—	(5,128,274)	—	(5,128,274)
Balances at March 31, 2015	35,057,415	$35,057	500	$773,900	$57,361,774	$(31,517,040)	$(49,159)	$26,604,532

The accompanying notes are an integral part of these financial statements.

LUCAS ENERGY, INC.

STATEMENTS OF CASH FLOWS

	Year Ended March 31,
	2015	2014
Cash Flows from Operating Activities
Net Loss	$(5,128,274)	$(4,687,614)
Adjustments to reconcile net losses to net cash used in operating activities:
Depreciation, Depletion, Amortization and Accretion	1,547,233	2,189,721
Share-Based Compensation	211,572	413,711
Amortization of Discount on Notes	63,984	207,157
Amortization of Deferred Financing Costs	306,336	228,065
Settlement of Debt	(50,668)	(118,620)
Gain on Sale of Property and Equipment	(1,872)	(1,000)
Changes in Components of Working Capital and Other Assets
Accounts Receivable	438,555	223,704
Inventories	(81,842)	(48,047)
Other Current Assets	176,987	(4,927)
Accounts Payable, Accrued Expenses and Interest Payable	1,041,469	(702,529)
Advances from Working Interest Owners	—	(1,384,085)
Net Cash Used in Operating Activities	(1,476,520)	(3,684,464)

Investing Cash Flows
Additions of Oil and Gas Properties	(2,015,438)	(5,662,026)
Proceeds from Sale of Oil and Gas Properties	1,272,296	156,935
Additions of Other Property and Equipment	(325)	(230,517)
Proceeds from Sale of Other Property and Equipment	3,150	326,000
Net Cash Used in Investing Activities	(740,317)	(5,409,608)

Financing Cash Flows
Net Proceeds from the Sale of Common Stock	1,802,090	3,303,057
Proceeds from Issuance of Notes Payable	350,000	10,750,000
Deferred Financing Costs	(40,958)	(571,338)
Repayment of Borrowings	(249,853)	(4,316,183)
Net Cash Provided by Financing Activities	1,861,279	9,165,536

Increase (Decrease) in Cash and Cash Equivalents	(355,558)	71,464
Cash and Cash Equivalents at Beginning of the Year	522,155	450,691
Cash and Cash Equivalents at End of the Year	$166,597	$522,155

The accompanying notes are an integral part of these financial statements.

NOTES TO FINANCIAL STATEMENTS

NOTE 1 – ORGANIZATION AND OPERATIONS OF THE COMPANY

Lucas Energy, Inc. (the “Company”, “we”, “us” or “Lucas”) is an independent oil and gas company engaged in the development and acquisition of onshore properties in Texas. The Company’s main operations are primarily located in the Eagle Ford and Austin Chalk trends in Wilson, Gonzales and Karnes Counties and in the Eaglebine, Buda, and Glen Rose formations in Leon Counties.

Our corporate headquarters are in Houston, Texas and our field operation is located in Gonzales, Texas where we manage the Company’s well operations.

NOTE 2 – LIQUIDITY AND GOING CONCERN CONSIDERATIONS

The Company has incurred significant losses from operations and at March 31, 2015, the Company’s Total Current Liabilities of $10.3 million exceeded its total current assets of $0.7 million, resulting in a working capital deficit of approximately $9.6 million, while at March 31, 2014, the Company’s total current liabilities of $4.6 million exceeded its total current assets of $1.6 million, resulting in a working capital deficit of $3.0 million. The $6.6 million increase in the working capital deficit is primarily related to approximately $5.4 million of the long-term portion of the Company’s obligation owed to its senior lender becoming current, an approximately $0.4 million reduction in cash due to the payment of expenses with funds raised through the sale of equity and the amended loan agreements described below and an approximately $0.4 million reduction in accounts receivable, as well as an additional $0.35 million related to a note payable to Victory Energy Corporation, which has subsequently been settled (see “Note 13. Subsequent Events).

On April 21, 2014, the Company closed a registered direct offering of $2,000,000 (approximately $1.8 million net, after deducting commissions and other expenses) of securities, representing 3,333,332 units, each consisting of one share of common stock and 0.50 of one warrant to purchase one share of common stock at an exercise price of $1.00 per share to certain institutional investors (see “Note 9. Stockholders’ Equity”). The Company used the funds raised in the offering to pay expenses related to lease operating, workover activities and for general corporate purposes, including general and administrative expenses.

On April 29, 2014 and effective March 14, 2014, the Company entered into an amended loan agreement relating to its long-term note, which had a balance of approximately $7.3 million as of March 14, 2014. Pursuant to the amended long-term note, we restructured the repayment terms to defer monthly amortizing principal payments which began on March 13, 2014, during the period from April 13, 2014 through September 13, 2014 (see “Note 6. Notes Payable”).

On November 24, 2014, and effective on November 13, 2014, the Company entered into a second amended loan agreement relating to its long-term note, which had a balance of approximately $7.1 million as of November 13, 2014. Pursuant to the second amended long-term note, we restructured the repayment terms of the amended long-term note to defer the principal payment in the amount of $428,327 which was originally due November 13, 2014, until December 13, 2014, as we were in the process of obtaining new financing, which new financing failed to close as a result of the subsequent precipitous decline in oil prices (see “Note 6. Notes Payable”). The Company failed to make the required December 13, 2014 principal payment under the terms of the Second Amended Letter Loan. Specifically, on January 26, 2015, the Company received notice from a representative of its lender that it had defaulted on a payment. Subsequently, the Company also failed to make the required January 13, 2015 and February 13, 2015 principal payments under the terms of the Second Amended Letter Loan. Therefore, on February 23, 2015, we entered into a letter agreement (the “Letter Agreement”), relating to the long-term note noted above, which had a balance of approximately $7.1 million as of February 23, 2015. Pursuant to the Letter Agreement, Lucas and our lender agreed that the interest payments due under the promissory note for January, February and March 2015 would be added to the principal amount of the promissory note and be due at maturity; and that interest only payments on the promissory note at the rate of 12% per annum would be due between April 2015 and August 2015. In total, $211,769 was added to the principal amount bringing the total principal balance due to our lender to $7,270,734 or $7,249,411 (net of the remaining $21,323 note discount) per the balance sheet as of March 31, 2015.

On February 3, 2015, Lucas executed a Letter of Intent and Term Sheet (“Letter of Intent”) for a proposed business combination with Victory Energy Corporation (“Victory”). As of March 31, 2015, the Company had received $350,000 in funding from Victory per the terms of a Pre-Merger Loan and Funding Agreement (the “Loan Agreement”) between Lucas and Victory, which was executed on February 26, 2015. Through May 2015, Victory had funded Lucas a total of $600,000. On May 11, 2015, Victory notified Lucas that Victory did not intend to proceed with the merger contemplated by the Letter of Intent and thereby terminated the Letter of Intent. Thereafter, on June 24, 2015, Lucas and Victory executed a Settlement Agreement and Mutual Release whereby Lucas acknowledged and agreed that among other things, Lucas would issue Victory 1,101,729 shares of restricted common stock in full satisfaction of the $600,000 owed by Lucas to Victory (See “Note 13 – Subsequent Events”).

The Company failed to make the required May, June and July 2015 interest payments under the terms of the Letter Agreement (see “Note 6 – Note Payable” below). Consequently, the amount owed under the Second Amended Letter Loan of approximately $7.3 million will accrue at a default interest rate of 18% per annum until paid in full. No further action has been taken by the Company’s lender against Lucas at this time as we are currently negotiating new loan terms.

Moving forward, the Company anticipates requiring approximately $3.4 million of additional funding over the next several months in order to participate in the drilling activities contemplated by the August 2014 participation agreements with Earthstone Energy/Oak Valley Resources (“Earthstone”) (see “Note 4 Property and Equipment”). We also anticipate requiring additional funding of approximately $0.5 million for additional drilling and workover activities on existing properties. In order to address the Company’s capital obligations over the next several months and ensure the future viability of the Company we plan to seek to acquire the necessary funding through a combination with another entity with the financing to recapitalize the new company or by acquiring the necessary development funding on a stand-alone basis. Lucas is actively discussing potential transactions (financings, acquisitions and mergers) which we believe, if finalized and completed, will provide the financial mass to develop the significant reserves at our disposal. As of this date, Lucas has not entered into any binding agreements to date and no definitive transactions are pending in connection with our planned strategic transaction.

Due to the nature of oil and gas interests, i.e., that rates of production generally decline over time as oil and gas reserves are depleted, if we are unable to drill additional wells and develop our proved undeveloped reserves (PUDs) or acquire additional operating properties; we believe that our revenues will continue to decline over time. Furthermore, in the event we are unable to raise additional funding in the future, we will not be able to participate with Earthstone in the drilling of planned additional wells, will not be able to complete other drilling and/or workover activities, and may not be able to make required payments on our outstanding liabilities, including the Second Amended Letter Loan and Letter Agreement, and in fact as described above, have not been able to make certain of such payments to date. Therefore, in the event we do not raise additional funding in the future, we may be forced to scale back our business plan, sell assets to satisfy outstanding debts or take other remedial steps.

These conditions raise substantial doubt about our ability to continue as a going concern for the next twelve months. The accompanying financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America on a going concern basis, which contemplates the realization of assets and the satisfaction of liabilities in the normal course of business. Accordingly, the financial statements do not include any adjustments relating to the recoverability of assets and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

NOTE 3 – SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Lucas’s financial statements are based on a number of significant estimates, including oil and natural gas reserve quantities which are the basis for the calculation of depreciation, depletion and impairment of oil and natural gas properties, and timing and costs associated with its asset retirement obligations, as well as those related to the fair value of stock options, stock warrants and stock issued for services. While we believe that our estimates and assumptions used in preparation of the financial statements are appropriate, actual results could differ from those estimates.

Cash and Cash Equivalents

Cash and cash equivalents include cash in banks and financial instruments which mature within three months of the date of purchase. The Company maintains cash and cash equivalents in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts. The Company had no cash equivalents at March 31, 2015 or 2014.

Allowance for Doubtful Accounts

Accounts receivable consist of uncollaterized oil and natural gas revenues due under normal trade terms. Management reviews receivables periodically and reduces the carrying amount by a valuation allowance that reflects management’s best estimate of the amount that may not be collectible. There was no allowance recorded as of March 31, 2015 or 2014.

Concentration of Credit Risk

Accounts receivable are recorded at invoiced amounts and generally do not bear interest. The Company’s accounts receivables are concentrated among entities engaged in the energy industry within the U.S. and include operating revenue from our producing wells. The Company periodically assesses the financial condition of these entities and institutions and considers any possible credit risk to be minimal.

We generally sell a significant portion of our oil and gas production to a relatively small number of customers. For the year ended March 31, 2015, 100% of our consolidated product revenues were attributable to Shell Trading (US) Company, our current and only customer as of March 31, 2015. We are not dependent upon any one purchaser and have alternative purchasers readily available at competitive market prices if there is disruption in services or other events that cause us to search for other ways to sell our production.

Fair Value of Financial Instruments

As of March 31, 2015 and 2014, the fair value of Lucas’s cash, accounts receivable, accounts payable, note receivable and note payable approximate carrying values because of the short-term maturity of these instruments.

The initial measurement of asset retirement obligations at fair value is calculated using discounted cash flow techniques and based on internal estimates of future retirement costs associated with property and equipment. Significant Level 3 inputs used in the calculation of asset retirement obligations include plugging costs and reserve lives. A reconciliation of the Company’s asset retirement obligations is presented in “Note 5 – Asset Retirement Obligations”.

Oil and Natural Gas Properties, Full Cost Method

Lucas uses the full cost method of accounting for oil and natural gas producing activities. Costs to acquire mineral interests in oil and natural gas properties, to drill and equip exploratory wells used to find proved reserves, and to drill and equip development wells including directly related overhead costs and related asset retirement costs are capitalized.

Under this method, all costs, including internal costs directly related to acquisition, exploration and development activities are capitalized as oil and natural gas property costs on a country-by-country basis. Costs not subject to amortization consist of unproved properties that are evaluated on a property-by-property basis. Amortization of these unproved property costs begins when the properties become proved or their values become impaired. Lucas assesses overall values of unproved properties, if any, on at least an annual basis or when there has been an indication that impairment in value may have occurred. Impairment of unproved properties is assessed based on management’s intention with regard to future development of individually significant properties and the ability of Lucas to obtain funds to finance their programs. If the results of an assessment indicate that the properties are impaired, the amount of the impairment is added to the capitalized costs to be amortized.

Sales of oil and natural gas properties are accounted for as adjustments to the net full cost pool with no gain or loss recognized, unless the adjustment would significantly alter the relationship between capitalized costs and proved reserves. If it is determined that the relationship is significantly altered, the corresponding gain or loss will be recognized in the statements of operations.

Costs of oil and natural gas properties are amortized using the units of production method. Amortization expense calculated per equivalent physical unit of production amounted to $35.34 and $35.94 per barrel of oil equivalent for the years ended March 31, 2015 and 2014, respectively.

Ceiling Test

In applying the full cost method, Lucas performs an impairment test (ceiling test) at each reporting date, whereby the carrying value of property and equipment is compared to the “estimated present value” of its proved reserves discounted at a 10-percent interest rate of future net revenues, based on current economic and operating conditions at the end of the period, plus the cost of properties not being amortized, plus the lower of cost or fair market value of unproved properties included in costs being amortized, less the income tax effects related to book and tax basis differences of the properties. If capitalized costs exceed this limit, the excess is charged as an impairment expense. During the years ended March 31, 2015 and 2014, no impairment of oil and natural gas properties was recorded.

Other Property and Equipment

Other property and equipment are stated at cost and consist primarily of a field office, furniture and computer equipment. Depreciation is computed on a straight-line basis over the estimated useful lives.

Income Taxes

Deferred income taxes are provided on the liability method whereby deferred tax assets are recognized for deductible temporary differences and operating losses and tax credit carry-forwards and deferred tax liabilities are recognized for taxable temporary differences. Temporary differences are the differences between the reported amounts of assets and liabilities and their tax bases. Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized. Deferred tax assets and accrued tax liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

Lucas has evaluated and concluded that there are no significant uncertain tax positions requiring recognition in the Company’s financial statements as of March 31, 2015 and 2014. The Company’s policy is to classify assessments, if any, for tax related interest expense and penalties as interest expense.

Earnings per Share of Common Stock

Basic and diluted net income per share calculations are calculated on the basis of the weighted average number of shares of the Company’s common stock (Common Shares) outstanding during the year. Purchases of treasury stock reduce the outstanding shares commencing on the date that the stock is purchased. Common stock equivalents are excluded from the calculation when a loss is incurred as their effect would be anti-dilutive.

Stock options to purchase 623,000 Common Shares at an average exercise price of $1.35 per share and warrants to purchase 5,814,523 Common Shares at an average exercise price of $2.08 per share were outstanding at March 31, 2015. Stock options to purchase 914,468 Common Shares at an average exercise price of $1.39 per share and warrants to purchase 4,298,487 Common Shares at an average exercise price of $2.53 per share were outstanding at March 31, 2014.

At the year ended March 31, 2015, Lucas had outstanding 500 shares of Series A Convertible Preferred Stock. Each share of the Series A Convertible Preferred Stock shares is convertible into an aggregate of 1,000 shares of the Company’s common stock and has no liquidation preference and no maturity date.

Using the treasury stock method, had the Company had net income, no common shares attributable to our outstanding stock options would have been included in the fully diluted earnings per share calculation for the year ended March 31, 2015.

Share-Based Compensation

Lucas measures the cost of employee services received in exchange for an award of equity instruments based on the grant-date fair value of the award over the vesting period.

Revenue and Cost Recognition

Lucas recognizes oil and natural gas revenue under the sales method of accounting for its interests in producing wells as crude oil and natural gas is produced and sold from those wells. Costs associated with production are expensed in the period incurred. Crude oil produced but remaining as inventory in field tanks is not recorded as revenue in Lucas’s financial statements because it is not material. There were no material natural gas imbalances at March 31, 2015 and 2014.

NOTE 4 – PROPERTY AND EQUIPMENT

Oil and Natural Gas Properties

All of Lucas’s oil and natural gas properties are located in the United States. Costs being amortized at March 31, 2015 and 2014 are as follows:

	At March 31,
	2015	2014
Proved leasehold costs	$11,062,137	$11,354,136
Costs of wells and development	37,520,061	37,447,018
Capitalized asset retirement costs	717,337	752,915
Total oil & natural gas properties	49,299,535	49,554,069
Accumulated depreciation and depletion	(12,336,704)	(10,991,064)
Net Capitalized Costs	$36,962,831	$38,563,005

Acquisition of Oil and Natural Gas Properties

During the year ended March 31, 2015, Lucas obtained new leases and was able to increase our Eagle Ford shale working interest share in certain Karnes and Gonzales County, Texas properties from 15% to 100%. As a result, we capitalized approximately $400,000 in leasehold costs. The Company also acquired a new lease on a 300 acre lease in certain proved and unproved oil and gas properties located in the Eagle Ford Shale in south Texas for approximately $236,000. Additionally, we entered into agreements with Penn Virginia Corporation (“PVA”) for participation in five wells with working interest ranging from 1.48% to 3.28% in the Eagleville field. In February 2015, per the Collaboration Agreement with Victory Energy Corporation. (“Victory”), we agreed to assign Victory all rights and interest to the five Penn Virginia wells that were scheduled to be funded in February through March 2015 and go into production in April 2015. The Collaboration Agreement was subsequently terminated in May 2015 (See “Note 13 – Subsequent Events” for settlement terms).

During the year ended March 31, 2014, the Company purchased additional working interests consisting of three oil and natural gas properties for approximately $70,000 in existing leases for which we already operated in Gonzales County, Texas. Additionally, we acquired a 1.48% working interest in a well which is being operated by PVA. PVA completed the horizontal well in the Eagleville field in Lavaca County, Texas.

Sale of Oil and Gas Natural Properties

During the year ended March 31, 2015, the Company signed two binding participation agreements in August 2014 with Earthstone Energy/Oak Valley Resources (“Earthstone”), to jointly develop the Company’s Karnes and Gonzales County, Texas acreage in the Eagle Ford shale formation. At closing, Lucas received approximately $572,000 for a 50% working interest on approximately 720 acres. Earthstone will manage the drilling of the wells and each company will bear 50% of the drilling and completion costs. Once the wells are on production and initial oil sales begin, all revenues and operating costs will also be split between the parties on a 50% basis each. Due to the recent and significant decline in oil prices and rig scheduling, the first well is expected to be spudded in August 2015. The joint venture expects to drill a minimum of two wells in each county for a total of four. In February 2015, our ownership percentage in two wells in Karnes County was then assigned to Victory as part of a proposed business combination with Victory and subsequent settlement/termination in connection therewith (See “Note 13 – Subsequent Events” for settlement terms).

The Company also completed the sale of its 100% working interest in oil and gas leases and wells/wellbores in Madison County, Texas for $700,000 in October 2014. The cash transaction included approximately 450 net mineral acres primarily in the Buda and Glen Rose formations. Management determined this acreage to be non-core and has utilized the proceeds to purchase leaseholds in Gonzales County, Texas in addition to debt service and for general corporate purposes. All oil and natural gas property sale proceeds were treated as a reduction in the full cost pool with no gain or loss recorded on the sales.

During the year ended March 31, 2014, the Company sold 156 acres of oil and natural gas properties with aggregate gross proceeds of $156,935 in Madison County, Texas. All oil and natural gas property sale proceeds were treated as a reduction in the full cost pool with no gain or loss recorded on the sales.

Other Property and Equipment

In February 2014, the Company purchased a field office for approximately $50,000 which is used to provide local operational support for our properties in the Eagleford and Austin Chalk areas. The land upon which the field office resides is leased by the Company over a three-year term beginning in January 2014 through December 2016. The lease is renewable, and the yearly lease amounts are $7,200, $7,800 and $8,400 over the three-year term, respectively.

NOTE 5 – ASSET RETIREMENT OBLIGATIONS

Lucas records the fair value of a liability for asset retirement obligations (“ARO”) in the period in which it is incurred and a corresponding increase in the carrying amount of the related long-lived asset. The present value of the estimated asset retirement cost is capitalized as part of the carrying amount of the long-lived asset and is amortized over the useful life of the asset. Lucas accrues an abandonment liability associated with its oil and natural gas wells when those assets are placed in service. The ARO is recorded at its estimated fair value and accretion is recognized over time as the discounted liability is accreted to its expected settlement value. Fair value is determined by using the expected future cash outflows discounted at Lucas’s credit-adjusted risk-free interest rate. No market risk premium has been included in Lucas’s calculation of the ARO balance.

The following table presents the reconciliation of the beginning and ending aggregate carrying amounts of long-term legal obligations associated with the future retirement of oil and natural gas properties for the years ended March 31, 2015 and 2014:

	2015	2014
Carrying amount at beginning of year	$978,430	$925,494
Liabilities incurred	—	7,719
Liabilities settled	—	(52,071)
Accretion	110,147	97,288
Reduction for sale of oil and gas property	(36,883)	—
Carrying amount at end of year	$1,051,694	$978,430

NOTE 6 – NOTES PAYABLE

Victory Loan

On February 3, 2015, Victory Energy Corporation (“Victory”) and Lucas entered into a Letter of Intent for Business Combination between Victory and Lucas (the “Letter of Intent”) that outlined the proposed terms under which Victory and Lucas planned to combine through a merger (the “Merger”). In anticipation of the Merger, Victory desired to provide Lucas with loans necessary to allow Lucas to meet working capital requirements and to pay down certain payables so that Lucas could maintain key vendors and cover transaction costs during the period prior to the Merger. As collateral for the loans that were be made by Victory to Lucas, Lucas was to pledge to Victory shares of Lucas common stock pursuant to a pledge and security agreement.

Pursuant to the Loan Agreement, Victory agreed to loan the Company up to $2 million, with $250,000 initially loaned on February 26, 2015 (the “Closing” and the “Initial Draw”). The Initial Draw, and any other amounts borrowed under the Loan Agreement are evidenced by a Secured Subordinated Delayed Draw Term Note issued by the Company in favor of Victory, which is in an initial amount of $250,000 (the “Draw Note”). Amounts owed under the Draw Note are secured by the pledge of shares of the Company’s common stock pursuant to the terms of a Pledge Agreement between the Company as pledgor and Victory as secured party (the “Pledge Agreement”). As of March 31, 2015, Victory had loaned Lucas a total of $350,000, which is recognized as a current liability on the balance sheet as the maturity date for the loan was February 26, 2016. Subsequent to our year end, Victory loaned Lucas an additional $250,000 for a total of $600,000.

On May 11, 2015, Victory notified Lucas that Victory did not intend to proceed with the Merger and thereby terminated the Letter of Intent. Thereafter, on June 24, 2015, Lucas and Victory executed a Settlement Agreement and Mutual Release whereby among other things, Lucas acknowledged that Victory has no further obligation to advance any funds to Lucas under the Loan Agreement, the Draw Note or otherwise and that Lucas would issue to Victory 1,101,729 shares of common stock (the “Settlement Shares”) subject to equitable adjustment if there is a stock split, stock combination, stock dividend, recapitalization or similar event relating to Lucas’s common stock prior to the issuance of such Settlement Shares in complete satisfaction of the $600,000 owed to Victory under the Loan Agreement (See “Note 13 – Subsequent Events”).

Rogers Loan

Effective on August 13, 2013, Lucas entered into a Letter Loan Agreement with Louise H. Rogers (the “Letter Loan”). In connection with the Letter Loan and a Promissory Note entered into in connection therewith, Ms. Rogers loaned the Company $7.5 million (the “Loan”). The Loan accrues interest at the rate of 12% per annum (18% upon the occurrence of an event of default), can be prepaid by Lucas at any time without penalty after November 13, 2013 and is due and payable on August 13, 2015, provided that $75,000 in interest only payments were due on the Loan during the first six months of the term (which were escrowed by Lucas) and beginning on March 13, 2014, Lucas was required to make monthly amortization principal payments equivalent to the sum of fifty-percent of the Loan during months seven through twenty-four of the term (which requirement has since been modified by the amendment described below). An escrow deposit of $450,000 for the first six months interest was recorded as restricted cash within the balance sheet, with no balance outstanding on the balance sheet as of March 31, 2015. Lucas is also required to make mandatory prepayments of the loan in the event the collateral securing the Loan does not meet certain thresholds and coverage ratios. The repayment of the Loan is secured by a security interest in substantially all of Lucas’s assets which was evidenced by a Security Agreement and a Mortgage, Deed of Trust, Assignment, Security Agreement, Financing Statement and Fixture Filing. Lucas agreed to pay a $15,000 quarterly administrative fee in connection with the Loan and grant the administrator a warrant to purchase up to 279,851 shares of Lucas’s common stock at an exercise price of $1.35 per share and a term continuing until the earlier of (a) August 13, 2018; and (b) three years after the payment in full of the Loan. On August 16, 2013, a portion of the funds raised in connection with the Loan were used to repay $3.25 million in outstanding notes issued in April and May 2013. The Company also capitalized approximately $495,000 in deferred financing costs in relation to expenses incurred in the execution of the Letter Loan.

The Company recorded the fair value of warrants issued in connection with the Note Payable as a discount on the Note and amortizes the discount through non-cash interest expense using the effective interest method over the term of the debt. The fair value of the 279,851 Letter Loan warrants was recorded as a $127,963 debt discount, of which, $106,640 has been amortized as of March 31, 2015.

Effective on April 29, 2014, the Company entered into an Amended Letter Loan Agreement (the “Amended Letter Loan”) and Amended and Restated Promissory Note (the “Amended Note”), each effective March 14, 2014, in connection with the Letter Loan. Pursuant to the Amended Letter Loan and Amended Note, we restructured the repayment terms of the original Letter Loan and Promissory Note to defer monthly amortizing principal payments which began on March 13, 2014, during the period from April 13, 2014 through September 13, 2014, during which six month period interest on the Amended Note accrued at 15% per annum (compared to 12% per annum under the terms of the original Promissory Note). Beginning on October 13, 2014, the interest rate of the Amended Note returned to 12% per annum and we were required to pay the monthly amortization payments in accordance with the original repayment schedule (which total approximately $205,000 to $226,000, depending on the due date), as well as additional principal amortization payments of approximately $266,000 every three months (beginning October 13, 2014, and ending on July 13, 2015) until maturity, with approximately $3.87 million due on maturity, which maturity date remained August 13, 2015. Additionally, we agreed to pay all legal expenses of the lender related to the amendments and agreed to (i) pay $25,000 and (ii) issue 75,000 shares of restricted common stock, to Robertson Global Credit, LLC (“Robertson”), the administrator of the Loan, as additional consideration for the modifications. Should we opt to prepay the Amended Note prior to the maturity date, we are required to pay an exit fee equal to the advisory fees of approximately $15,000 per quarter that would have been due, had the note remained outstanding through maturity.

On November 24, 2014, and effective on November 13, 2014, the Company entered into a Second Amended Letter Loan Agreement (the “Second Amended Letter Loan”) and Second Amended and Restated Promissory Note (the “Second Amended Note”), in connection with the Letter Loan and the Amended Letter Loan. Pursuant to the Second Amended Letter Loan and Second Amended Note, we restructured the repayment terms of the Amended Letter Loan and Amended Note to defer the principal payment in the amount of $428,327 which was originally due November 13, 2014, until December 13, 2014, as we were in the process of obtaining new financing, which new financing failed to close as a result of the subsequent precipitous decline in oil prices. Additionally, the Second Amended Letter Loan and Second Amended Note provides that (a) amounts outstanding under the Second Amendment Note will accrue interest at the rate of 15% per annum and (b) additional principal amortization payments of approximately $266,000 are due every three months (beginning January 13, 2015, and ending on July 13, 2015) until maturity, with approximately $3.87 million due on maturity, which maturity date remained August 13, 2015. Additionally, we agreed to pay all legal expenses of the lender related to the amendments and agreed to pay $15,000 to Robertson, the administrator of the Loan, as additional consideration for the modifications.

We failed to make the required December 13, 2014 principal payment under the terms of the Second Amended Letter Loan. Specifically, on January 26, 2015, we received notice from a representative of Ms. Rogers that we had defaulted on a payment. Consequently, the amount owed under the Second Amended Letter Loan and Second Amended Note of approximately $7.1 million accrued at a default interest rate of 18% per annum. Subsequently, we also failed to make the required January 13, 2015 and February 13, 2015 principal payments under the terms of the Second Amended Letter Loan.

The Company capitalized approximately $88,000 in additional deferred financing costs in relation to expenses incurred in connection with the execution of the Amended Letter Loan and the Second Amended Letter Loan. Together, with the initial Letter Loan, the Amended Letter Loan and the Second Amended Letter Loan, the Company has paid approximately $1.3 million in cash interest and amortized approximately $458,000 in deferred financing cost as of March 31, 2015.

On February 23, 2015, we entered into a letter agreement (the “Letter Agreement”) with Ms. Rogers. Pursuant to the Letter Agreement, the parties agreed that the interest payments due under the promissory note for January, February and March 2015 (which January and February 2015 interest payments were not previously made by the Company) would be added to the principal amount of the promissory note and be due at maturity; and that interest only payments on the promissory note at the rate of 12% per annum (compared to 15% per annum pursuant to the Second Amended and Restated Promissory Note, and 18% per annum as a result of various events of default which occurred under the loan documents prior to the parties’ entry into the Letter Agreement) would be due between April 2015 and August 2015 (compared to the terms of the Second Amended and Restated Promissory Note, which required amortizing principal payments every month between December 2014 and August 2015 (which amortizing payments we failed to pay from December to February 2015). In total, $211,769 was added to the principal amount bringing the total principal balance due to our lender to $7,270,734 or $7,249,411 (net of the remaining $21,323 note discount) per the balance sheet as of March 31, 2015.

The Letter Agreement also provides us the right to extend the maturity date of the promissory note to September 13, 2015, by paying an extension fee of 2% of the remaining balance of the note on or before the current maturity date (August 13, 2015), and to thereafter further extend the maturity date of the promissory note to October 13, 2015, by paying an additional extension fee of 2% of the then remaining balance of the note on or before the September 13, 2015 extended maturity date.

We also agreed to pay the lender all current and past due credit administration and legal fees, a $50,000 loan amendment fee upon final repayment of the promissory note, and to require Victory to provide Rogers a promissory note in the amount of $250,000, payable within 90 days following the termination of our proposed merger transaction with Victory. Subsequently as described below under “Note 13. Subsequent Events”, Victory and Ms. Rogers entered into a settlement agreement providing for the repayment of the $250,000 owed.

The lender agreed to waive the prior defaults under the promissory note upon the parties’ entry into the new agreements.

As a result of terminated Loan Agreement with Victory, the Company failed to make the required May, June and July 2015 interest payments (approximately $73,000 for each month) under the terms of the Letter Agreement. Consequently, the amount owed under the Second Amended Letter Loan and Letter Agreement of approximately $7.3 million will accrue at a default interest rate of 18% per annum. No further action has been taken by the Company’s lender against Lucas at this time as we are currently negotiating new loan terms.

The Letter Agreement Note still has an August 31, 2015 maturity date; therefore, the outstanding balance of the Note Payable is $7,249,411 (net of the remaining $21,323 note discount) and listed as a current liability in the balance sheet as of March 31, 2015.

NOTE 7 – COMMITMENTS AND CONTINGENCIES

Minimum Commitments. The Company has operating leases for office space in Houston, Texas and land for a field office in Gonzales, Texas. The Company incurred rental expense of $136,061 and $122,498 for the years ended March 31, 2015 and 2014, respectively.

Future minimum annual rental commitments under non-cancelable leases at March 31, 2015 were approximately $44,324 through March 31, 2016. There are no subsequent commitments thereafter as of the date of this report.

Legal Proceedings. From time to time suits and claims against Lucas arise in the ordinary course of Lucas’s business, including contract disputes and title disputes. Lucas records reserves for contingencies when information available indicates that a loss is probable and the amount of the loss can be reasonably estimated.

Employment Agreements. Effective November 1, 2012, we entered into an Employment Agreement with Anthony C. Schnur, our Chief Executive Officer and Interim Chief Financial Officer, which agreement was amended and restated effective December 12, 2012. The agreement has a term of two years, expiring on October 31, 2014, provided that the agreement is automatically extended for additional one year terms, unless either party provides notice of their intent not to renew within the 30 day period prior to any automatic renewal date. The Company agreed to pay Mr. Schnur a base annual salary of $310,000 during the term of the agreement, of which $290,000 is payable in cash and $20,000 is payable in shares of the Company’s common stock. In the event the agreement is terminated by the Company for a reason other than cause (as described in the agreement) or by Mr. Schnur for good reason (as described in the agreement), Mr. Schnur is due in the form of a lump sum payment, the product of the base salary and bonus he was paid under the agreement for the prior 12 month period, provided that if such termination occurs six months before or 24 months following the occurrence of a Change of Control (as described in the agreement), Mr. Schnur is due 200% of the amount described above upon such termination. The requirement to pay severance fees under the Employment Agreement may prevent or delay a change of control of the Company.

NOTE 8 – INCOME TAXES

The Income Tax Expense recognized by the Company in the income statement for the year ended March 31, 2015 relates to a Texas state franchise tax of approximately $44,500 ($31,000 of which was accrued in a prior period), and is not related to any federal income tax. The Company was not assessed any Texas state franchise taxes in the prior year.

The Company did not record a provision for income taxes for the years ended March 31, 2015 and March 31, 2014, respectively.

	2015	2014
Current taxes:
Federal	$—	$—
State	—	—
	—	—
Deferred taxes:
Federal	—	—
State	—	—
	—	—
Total	$—	$—

The following is a reconciliation between actual tax expense and income taxes computed by applying the U.S. federal income tax rate to income from continuing operations before income taxes for the two years ended March 31, 2015:

	2015	2014
Computed at expected tax rates (34%)	$(1,739,023)	$(1,593,788)
Meals and entertainment	4,798	4,431
State Income tax net of FIT benefit	—	—
Return to accrual true-up	(3,166)	11,329
Change in valuation allowance	1,737,391	1,578,028
Total	$—	$—

Tax effects of temporary differences that give rise to significant portions of the deferred tax assets and deferred liabilities are presented below:

	2015	2014
Deferred tax assets:
Net operating tax loss carryforwards	$13,569,633	$11,236,160
Gain on sale of oil and gas properties	6,338,092	6,172,745
Depletion	1,568,840	1,628,359
Unrealized net loss on available-for-sale securities	123,954	123,954
Share-based compensation	337,769	291,439
Accrued compensation	—	263,426
Tax Credit	—	—
Total deferred tax assets	$21,938,288	$19,716,083

Deferred tax liabilities:
Intangible drilling costs	(8,228,899)	(8,117,962)
Depreciation	(2,723,006)	(2,307,572)
Other	93,288	60,209
Total deferred tax liabilities	(10,858,617)	(10,365,325)

Subtotal	11,079,671	9,350,758
Less: Valuation allowance	(11,079,671)	(9,350,758)
Total	$—	$—

At March 31, 2015, Lucas had estimated net operating loss carry-forwards for federal and state income tax purposes of approximately $39.9 million which will begin to expire, if not previously used, beginning in the year 2029.

The above estimates are based upon management’s decisions concerning certain elections which could change the relationship between net income and taxable income. Management decisions are made annually and could cause the estimates to vary significantly.

The Company files income tax returns for federal and state purposes. Management believes that with few exceptions, the Company is not subject to examination by United States tax authorities for tax periods prior to 2010.

NOTE 9 – STOCKHOLDERS’ EQUITY

Common Stock

On April 15, 2014, the Company agreed to sell an aggregate of 3,333,332 units to certain institutional investors at a purchase price of $0.60 per unit or $2 million in aggregate, with each unit consisting of one share of common stock (the “Shares”) and 0.50 of a warrant to purchase one share of the Company’s common stock at an exercise price of $1.00 per share and a term of five years (the “Warrants”, and collectively with the Shares, the “Units”). On April 21, 2014, the offering closed, and the Company subsequently received an aggregate of $2,000,000 in gross funding and a net of approximately $1.8 million (after deducting associated legal and placement agent fees). In total, the Company sold 3,333,332 shares of common stock and warrants to purchase 1,666,666 shares of common stock. The Company used the funds raised in the offering to pay expenses related to lease operating, workover activities and for general corporate purposes, including general and administrative expenses.

On April 29, 2014, in connection with our entry into the Amended Letter Loan Agreement (see “Note 6. Notes Payable”), we agreed to issue 75,000 shares of restricted common stock with a fair market value of $0.63 per share (the closing sales price of the Company’s common stock on April 29, 2014), to Robertson Global Credit, LLC (“Robertson”), the administrator of the Loan, as additional consideration for the modifications. The listing of the shares was formally approved by the NYSE MKT LLC on May 8, 2014 and subsequently issued to Robertson on May 16, 2014.

In July 2013, Meson Capital Partners LP, an affiliate of Ryan J. Morris, a now former director of the Company, purchased 185,185 restricted shares of common stock directly from the Company in a private transaction for consideration of $250,000 or $1.35 per share ($0.01 above the closing sales price of the Company’s common stock on July 17, 2013). The Company did not pay any commission in connection with the offering. The Company used the funds raised in the offering to pay down expenses related to drilling, lease operating, workover activities and for general corporate purposes, including general and administrative expenses.

In September 2013, the Company closed a registered direct offering of $3,451,500 (approximately $3,200,000 net, after deducting commissions and other expenses) of shares of common stock to certain institutional investors. In total, the Company sold 2.95 million shares of common stock at a price of $1.17 per share. The Company used the funds raised in the offering to pay down expenses related to drilling, lease operating, workover activities and for general corporate purposes, including general and administrative expenses. See Note 10 – Share-Based Compensation for information on common stock activity related to Share-Based Compensation, including shares granted to the Board of Directors, officers and employees.

Preferred Stock

Effective October 21, 2014, the holder of our Series A Convertible Preferred Stock converted 1,500 shares of such Series A Convertible Preferred Stock into 1,500,000 shares of our common stock. Each share of the Series A Convertible Preferred Stock shares is convertible into an aggregate of 1,000 shares of the Company’s common stock and has no liquidation preference and no maturity date.

Treasury Stock

Lucas did not repurchase any shares of its common stock during the two years ended March 31, 2015. The shares previously purchased are held by Lucas’s transfer agent as Treasury Stock, and the shares are treated as issued, but not outstanding, at March 31, 2015 and 2014. The shares are recorded at a cost of $49,159.

Warrants

The following summarizes Lucas’s warrant activity for each of the two years ended March 31, 2015:

	2015		2014
	Number of Warrants	Weighted Average Exercise Price	Number of Warrants	Weighted Average Exercise Price
Outstanding at Beginning of Year	4,298,487	$2.53	3,893,636	$2.65
Issued	1,666,666	1.00	604,851	1.43
Expired	(150,630)	2.98	(200,000)	1.00
Outstanding at End of Year	5,814,523	$2.08	4,298,487	$2.53

During the year ended March 31, 2015, no warrants were exercised and warrants to purchase 150,630 shares of our common stock with an exercise price of $2.98 per share expired unexercised. These warrants were granted in connection with the sale of units in the Company’s unit offering in December 2010 and had an expiration date of July 4, 2014. The Company granted warrants to purchase 1,666,666 shares of our common stock with an exercise price of $1.00 per share and a term of five years in conjunction with the sale of units in the Company’s unit offering in April 2014. The warrants became exercisable on April 21, 2014 and will remain exercisable thereafter until April 21, 2019. The warrants are indexed to the Company’s stock and are treated as an equity instrument since the exercise price and shares are known and fixed at the date of issuance, and no other clause in the agreement requires the warrants to be treated as a liability.

During the year ended March 31, 2014, warrants to purchase 200,000 shares of our common stock with an exercise price of $2.00 per share expired unexercised. These warrants were granted in connection with the sale of units in the Company’s unit offering in September 2012. These warrants had an expiration date of September 12, 2013. The Company granted warrants to purchase 325,000 shares of our common stock with an exercise price of $1.50 per share and a term of five years in conjunction with the issuance of the April 2013 and May 2013 Notes as well as warrants to purchase 279,851 shares of our common stock with an exercise price of $1.35 per share and a term of five years in conjunction with the Letter Loan. The warrants are indexed to the Company’s stock and are treated as an equity instrument since the exercise price and shares are known and fixed at the date of issuance, and no other clause in the agreement requires the warrants to be treated as a liability.

At March 31, 2015, the outstanding warrants had no intrinsic value.

NOTE 10 – SHARE-BASED COMPENSATION

Common Stock

On December 27, 2013, the Company’s Board of Directors adopted, subject to the ratification of the shareholders, the Company’s 2014 Stock Incentive Plan (“2014 Incentive Plan”). At the annual shareholder meeting held on February 13, 2014, Company shareholders approved the 2014 Incentive Plan providing for the Company to issue up to 1,000,000 shares of common stock to officers, directors, employees, contractors and consultants for services provided to the Company. The Company registered shares to be issued under the 2014 Incentive Plan in a Form S-8 registration statement filed with the SEC in May 2014. At March 31, 2015, 1,000,000 shares are available for issuance under the 2014 Incentive Plan.

During the annual shareholder meeting held on March 31, 2012, Company shareholders approved the Lucas Energy, Inc. 2012 Stock Incentive Plan (“2012 Incentive Plan”) providing for the Company to issue up to 1,500,000 shares of common stock to officers, directors, employees, contractors and consultants for services provided to the Company. The Company registered shares to be issued under the 2012 Incentive Plan in a Form S-8 registration statement filed with the SEC in April 2012. At March 31, 2015, 461,147 shares remained available for issuance under the 2012 Incentive Plan.

During the annual shareholder meeting held on March 30, 2010, Company shareholders approved the Lucas Energy, Inc. Long Term Incentive Plan (“2010 Incentive Plan”) providing for the Company to issue up to 900,000 shares of common stock to officers, directors, employees, contractors and consultants for services provided to the Company. The Company registered shares to be issued under the 2010 Incentive Plan in a Form S-8 registration statement filed with the SEC in April 2010. At March 31, 2015, 219,318 shares remained available for issuance under the 2010 Incentive Plan.

For the year ended March 31, 2015, Lucas issued 131,002 shares of its common stock with an aggregate grant date fair value of $49,838, which were valued based on the trading value of Lucas’s common stock on the date of grant. Also, on March 25, 2015, the Company awarded an additional 92,206 shares of its common stock with an aggregate grant fair value of $19,363, which were valued based on the trading value of Lucas’s common stock on the date of grant. Those common stock awards had yet to be issued as of March 31 2015, and therefore, were recognized as accrued stock payable on the balance sheet. The shares were awarded according to the employment agreements with certain officers and other managerial personnel.

Additionally, on April 29, 2014, in connection with our entry into the Amended Letter Loan Agreement (see “Note 6. Notes Payable”), we agreed to issue 75,000 shares of restricted common stock at a fair market value of $0.63 per share (the closing sales price of the Company’s common stock on April 29, 2014), to Robertson Global Credit, LLC (“Robertson”), the administrator of the Loan, as additional consideration for the modifications. The listing of the shares was formally approved by the NYSE MKT LLC on May 8, 2014 and subsequently issued to Robertson on May 16, 2014.

For the year ended March 31, 2014, the Company awarded 124,398 shares of its common stock with an aggregate grant date fair value of $148,806, which was recognized as stock compensation expense. The common stock share awards were valued based on the trading value of Lucas’s common stock on the date of grant, according to the employment agreements with certain officers and other managerial personnel. Of the 124,398 shares of common stock awarded, only 114,296 shares had been issued as of March 31, 2014. The remaining 10,102 shares had been awarded but not issued as of March 31, 2014; therefore, $11,250 was accrued in common stock payable, representing the fair value of Lucas’s common stock on the grant date.

Stock Options

The following summarizes Lucas’s stock option activity for each of the two years ended March 31, 2015:

	2015		2014
	Number of Stock Options	Weighted Average Grant Price	Number of Stock Options	Weighted Average Grant Price
Outstanding at Beginning of Period	914,468	$1.39	819,668	$1.55
Granted	100,000	0.22	400,000	1.13
Expired/Cancelled	(391,468)	1.14	(305,200)	1.49
Outstanding at End of Period	623,000	$1.35	914,468	$1.39

Of the Company’s outstanding options, no options were exercised or forfeited during the year ended March 31, 2015, while 216,668 options expired and 174,000 options were cancelled due to the resignation of Ken Daraie, W. Andrew Krusen, Jr. and Ryan J. Morris from the Board of Directors of Lucas on October 10, 2014, and an additional 800 options were canceled due to employee terminations.

During the year ended March 31, 2015, Lucas granted two directors of the Company stock options to purchase an aggregate of 100,000 shares of common stock with a fair value of $13,680, which vested immediately upon issuance with a three year exercise period. The stock options equaled the closing price of the Company stock on March 25, 2015 ($0.22 per share). As the stock options vested immediately, the Company recognized $13,860 in compensation expense on March 25, 2015. All grants were valued at fair value on the date of grant based on the market value of Lucas’s common stock using the Black Scholes option pricing model with the following weighted average assumptions used; dividend yield of 0.00%; expected volatility of 176.26%; risk-free interest rate of .02% and expected term of three years.

Lucas granted stock options to purchase shares of common stock during the year ended March 31, 2014 to an officer as employee based compensation. Effective April 1, 2013, the officer was granted stock options to purchase 125,000 shares of common stock with a fair value of $66,635 to be amortized and recognized as compensation expense over the service period. The exercise price for the options equaled the closing price of the Company stock on April 1, 2013. All grants were valued at fair value on the date of grant based on the market value of Lucas’s common stock using the Black Scholes option pricing model with the following weighted average assumptions used; dividend yield of 0.00%; expected volatility of 90.22%; risk-free interest rate of .36% and expected term of five years. On September 30, 2013, the officer resigned, thereby canceling the options to purchase 125,000 shares of common stock, which had not yet vested.

During the year ended March 31, 2014, the Company also granted a director stock options to purchase 50,000 shares of common stock with a fair value of $17,507 to be amortized and recognized as compensation expense over the vesting period in July 2013. The 50,000 options vest at the rate of 1/12 of such options over the period from July 2013 to June 2014. The options have a two year exercise period and the exercise price for the options equaled the closing price of the Company stock on July 2, 2013. All grants were valued at fair value on the date of grant based on the market value of Lucas’s common stock using the Black Scholes option pricing model with the following weighted average assumptions used; dividend yield of 0.00%; expected volatility of 69.83%; risk-free interest rate of .14% and expected term of two years.

Additionally, during the year ended March 31, 2014, Lucas granted the directors of the Company stock options to purchase an aggregate of 225,000 shares of common stock with a fair value of $45,652 to be amortized and recognized as compensation expense over the vesting period. Of the 225,000 options granted, 200,000 vest at a rate of 1/12 of such options over the period from January 2014 to December 2014 while the remaining 25,000 vest at a rate of 1/6 of such options over the period from July 2014 to December 2014. The options have a three year exercise period and the exercise price for the options equaled the closing price of the Company stock on December 24, 2013 ($0.98 per share). All grants were valued at fair value on the date of grant based on the market value of Lucas’s common stock using the Black Scholes option pricing model with the following weighted average assumptions used; dividend yield of 0.00%; expected volatility of 52.35%; risk-free interest rate of .14% and expected term of three years. Of the 225,000 options granted, 150,000 options were subsequently cancelled due to the resignation of Ken Daraie, W. Andrew Krusen, Jr. and Ryan J. Morris from the Board of Directors of Lucas on October 10, 2014.

Compensation expense related to stock options during the year ended March 31, 2015 and March 31, 2014 was $149,947 and $270,106, respectively.

Options outstanding and exercisable at March 31, 2015 and March 31, 2014 had no intrinsic value. The intrinsic value is based upon the difference between the market price of Lucas’s common stock on the date of exercise and the grant price of the stock options.

At March 31, 2015, unrecognized compensation expense related to non-vested stock options totaled $91,709. This unrecognized expense is expected to be amortized to expense on a straight-line basis over a weighted average period of 1.6 years.

Options outstanding and exercisable as of March 31, 2015:

Exercise Price	Remaining Life (Yrs)	Options Outstanding	Options Exercisable
$1.28	0.30	50,000	50,000
$0.98	1.70	75,000	75,000
$1.63	2.60	100,000	50,000
$1.74	2.60	150,000	150,000
$1.61	2.60	50,000	50,000
$1.58	2.90	50,000	—
$0.22	3.00	100,000	100,000
$2.07	5.50	48,000	48,000
	Total	623,000	523,000

NOTE 11 – POSTRETIREMENT BENEFITS

Lucas maintains a matched defined contribution savings plan for its employees. During the year ended March 31, 2015 and 2014, Lucas’s total costs recognized for the savings plan were $41,376 and $31,207, respectively.

NOTE 12 – SUPPLEMENTAL CASH FLOW INFORMATION

Net cash paid for interest and income taxes was as follows for the years ended March 31, 2015 and 2014:

	2015	2014
Interest	$782,783	$692,801
Income taxes	44,500	15,000

Non-cash investing and financing activities for the years ended March 31, 2015 and 2014 included the following:

	2015	2014
Additional debt incurred from loan restructuring	$211,769	—
Conversion of preferred stock to common stock	2,321,700	—
Issuance of restricted stock for amended loan	47,250	—
Accrued capital expenditures included in accounts payable and accrued liabilities	617,137	1,577,930
Discounts on notes payable	—	292,464
Increase (Decrease) in asset retirement obligations	(36,883)	7,719

NOTE 13 – SUBSEQUENT EVENTS

Settlement Agreements

Effective on June 25, 2015, (a) we entered into (1) a Compromise Settlement Agreement and Mutual General Release with Earthstone Operating, LLC, Earthstone Energy, Inc., Oak Valley Resources, LLC, Oak Valley Operating LLC and Sabine River Energy, LLC (collectively “Earthstone” and the “Earthstone Settlement”); (2) a Compromise Settlement Agreement and Mutual General Release with Earthstone and Victory Energy Corporation, AEP Assets LLC and Aurora Energy Partners (collectively the “Victory Parties” and the “Earthstone/Victory Settlement”); and (3) a Settlement Agreement and Mutual Release with Victory Energy Corporation (“Victory” and the “Victory Settlement”); and (b) Victory and Louise H. Rogers, our senior lender (“Rogers”) entered into a Settlement Agreement and Mutual Release (the “Rogers Settlement”).

Earthstone Settlement and Earthstone/Victory Settlement

Pursuant to the terms of the Earthstone Settlement and the Earthstone/Victory Settlement, Earthstone agreed to pay us $54,020 (representing the net of amounts previously paid by Victory to Earthstone in connection with the terms of a participation agreement covering certain leases in Karnes County, Texas and certain amounts owed to us in connection with title issues discovered in connection with those leases) and we agreed that we are deemed a non-consenting party in connection with such Wells; and Victory agreed to assign certain oil and gas interests in the Wells which we transferred to Victory in February 2015, to Earthstone. We and Earthstone also agreed to not disparage or talk negatively about each other and further agreed to release each other (the Victory Parties also agreed to release Earthstone pursuant to the Earthstone/Victory Settlement) from any and all claims, demands and causes of action which either party had against the other prior to the June 25, 2015 effective date of the Earthstone/Victory Settlement, whether known or unknown, except in connection with the breach, enforcement or interpretation of the Earthstone/Victory Settlement.

Victory Settlement

Pursuant to the Victory Settlement, we and Victory agreed to terminate any and all obligations between the parties pursuant to that certain February 2, 2015 Letter of Intent for Business Combination (the “Letter of Intent”), pursuant to which we and Victory previously planned to combine our companies, and that certain Pre-Merger Collaboration Agreement dated February 26, 2015, as amended by amendment No. 1 thereto, dated March 3, 2015 (as amended, the “Collaboration Agreement”); that Victory would retain ownership and control over five Penn Virginia well-bores (the “Penn Virginia Well-Bores”) and would also retain the obligations to pay expenses associated with such Penn Virginia Well-Bores effective after August 1, 2014; and that we would also assign Victory rights to another property located in the same field as the Penn Virginia Well-Bores. We also confirmed the amount of $600,000 previously advanced to us by Victory pursuant to the terms of a prior Pre-Merger Loan and Funding Agreement dated February 26, 2015 (the “Funding Agreement”); that Victory has no further obligations to advance any additional funds to us pursuant to the terms of the Funding Agreement (which originally provided us the right to borrow up to $2 million from Victory); and that we would issue 1,101,729 shares of our restricted common stock to Victory (the “Victory Shares”) in full consideration of the $600,000 owed under the Funding Agreement (which will be held in escrow until the payment of amounts owed to Rogers under the Rogers Settlement described below). We also agreed to grant Victory piggy-back registration rights in connection with the Victory Shares and Victory agreed to leakout terms associated with the Victory Shares, whereby Victory may not sell through a broker, more than 25,000 of the Victory Shares per day; 125,000 of the Victory Shares per week; and 500,000 of the Victory Shares per month. We and Victory also agreed to release each other from any and all claims, demands and causes of action which either party had against the other prior to the June 25, 2015 effective date of the Victory Settlement, whether known or unknown, in connection with the terminated agreements. The Victory Shares are in lieu of any shares of common stock we were required to pledge to Victory pursuant to the terms of the Funding Agreement and related agreements, provided that we have not issued any pledged shares to Victory to date.

Rogers Settlement

Pursuant to the Rogers Settlement, Victory and Rogers agreed, among other things, to terminate the $250,000 contingently payable note which was issued to Rogers in connection with the entry by us and Victory into the Collaboration Agreement and that Victory would pay Rogers, on or before July 15, 2015, $253,750 (which amount when paid will reduce amounts we owe to Rogers under our loan agreement with Rogers), and that Rogers’ legal counsel will hold the assignment of the Penn Virginia Well-Bores (described above) in escrow until such time as the required payment is made by Victory.

Sale of Karnes County Interests

On June 25, 2015, we closed the sale (effective June 1, 2015) of 139.04 net acres of oil and gas properties located in Karnes County, Texas, to Earthstone Energy, Inc. (“Earthstone Energy”), which included the sale of all working interest, net lease interest and contractual rights owned by us in the Copeland-Karnes Unit and the Griffin Unit (the “Units”), but not any contractual obligations relating to the LEI Copeland-Karnes wellbore and the LEI Griffin wellbore or production therefrom. Earthstone Energy also became the operator of the Units. The total purchase price paid to us for the purchase was $347,600, along with the grant from Earthstone to us of an option to participate, at cost, for up to 20% of an 8/8ths, in all future operations within the proposed ESTE-Boggs Unit upon successfully obtaining the required funding, provided that we must exercise the option (with proof of funding) on or before August 1, 2015, or such earlier date as Earthstone Energy begins drilling. We also agreed, in the event we exercise the option, to pay Earthstone Energy for 20% of all costs incurred.

Reverse Stock Split

Pursuant to the authorization provided by the Company’s stockholders at the Company’s March 25, 2015 annual meeting, and in order to meet the continued listing standards of the NYSE MKT, on June 29, 2015, the Board of Directors approved the filing of a Certificate of Amendment to the Company’s Articles of Incorporation with the Secretary of State of Nevada to effect a 1-for-25 reverse stock split of all outstanding common stock shares of the Company, anticipated to be effective on July 15, 2015.

The effect of the reverse stock split will be to combine each 25 shares of outstanding common stock into one new share, with no change in authorized shares or par value per share, and to reduce the number of common stock shares outstanding from approximately 35.1 million shares to approximately 1.4 million shares (prior to rounding). Proportional adjustments will be made to the conversion and exercise prices of the Company’s outstanding convertible preferred stock, warrants and stock options, and to the number of shares issued and issuable under the Company’s stock incentive plans. The reverse stock split will not affect any shareholder’s ownership percentage of the Company’s common stock, except to the limited extent that the reverse stock split would result in any shareholder owning a fractional share. Fractional shares of common stock will be rounded up to the nearest whole share.

The Company’s trading symbol of “LEI” will not change as a result of the reverse stock split, although it is expected that the letter “D” will be appended to the Company’s ticker for approximately 20 trading days following the effective date to indicate the completion of the reverse stock split. In addition, the common stock will trade under a new CUSIP number, 549333300.

Supplemental Oil and Gas Disclosures (Unaudited)

The following disclosures for the Company are made in accordance with authoritative guidance regarding disclosures about oil and natural gas producing activities. Users of this information should be aware that the process of estimating quantities of “proved,” “proved developed,” and “proved undeveloped” crude oil, natural gas liquids and natural gas reserves is complex, requiring significant subjective decisions in the evaluation of all available geological, engineering and economic data for each reservoir. The data for a given reservoir may also change substantially over time as a result of numerous factors including, but not limited to, additional development activity, evolving production history and continual reassessment of the viability of production under varying economic conditions. Consequently, material revisions (upward or downward) to existing reserve estimates may occur from time to time. Although reasonable effort is made to ensure that reserve estimates reported represent the most accurate assessments possible, the significance of the subjective decisions required and variances in available data for various reservoirs make these estimates generally less precise than other estimates presented in connection with financial statement disclosures.

Proved reserves represent estimated quantities of crude oil, natural gas liquids and natural gas that geoscience and engineering data can estimate, with reasonable certainty, to be economically producible from a given day forward from known reservoirs under economic conditions, operating methods and government regulation before the time at which contracts providing the right to operate expire, unless evidence indicates that renewal is reasonably certain, regardless of whether deterministic or probabilistic methods are used for the estimation.

Proved developed reserves are proved reserves expected to be recovered under operating methods being utilized at the time the estimates were made, through wells and equipment in place or if the cost of any required equipment is relatively minor compared to the cost of a new well.

Proved undeveloped reserves are reserves that are expected to be recovered from new wells on undrilled acreage, or from existing wells where a relatively major expenditure is required. Reserves on undrilled acreage are limited to those directly offsetting development spacing areas that are reasonably certain of production when drilled, unless evidence using reliable technology exists that establishes reasonable certainty of economic producibility at greater distances. Undrilled locations can be classified as having undeveloped reserves only if a development plan has been adopted indicating that they are scheduled to be drilled within five years, unless the specific circumstances justify a longer time. Estimates for proved undeveloped reserves are not attributed to any acreage for which an application of fluid injection or other improved recovery technique is contemplated, unless such techniques have been proved effective by actual projects in the same reservoir or an analogous reservoir, or by other evidence using reliable technology establishing reasonable certainty.

LUCAS ENERGY, INC.
PROXY

Special Meeting of Stockholders, [•], 2016 at 9:00 A.M. CST

This Proxy is Solicited on Behalf of the Board of Directors of
LUCAS ENERGY, INC.

The undersigned stockholder of LUCAS ENERGY, INC., a Nevada corporation (the “Company”), hereby acknowledges receipt of the Notice of Special Meeting of Stockholders and Proxy Statement of the Company, each dated on or around April [•], 2016, and hereby appoints Anthony C. Schnur and J. Fred Hofheinz (the “Proxies”) proxies and attorneys-in-fact, each with full power of substitution, on behalf and in the name of the undersigned, to represent the undersigned at the Special Meeting of Stockholders of the Company, to be held on [•], 2016 at 9:00 A.M. central standard time at The Houston Club, Bush Ballroom, 910 Louisiana St., 49th Floor, Houston, Texas 77002, and at any adjournment(s) or postponement(s) thereof, and to vote all shares of the Company that the undersigned would be entitled to vote if then and there personally present, on the matters set forth on the reverse side. You hereby revoke all proxies previously given.

1.	To approve the issuance of 13,009,664 shares of Common Stock to the Sellers, the issuance of 552,000 shares of Series B Preferred Stock to one of the Sellers, and the issuance of such number of shares of Common Stock issuable upon conversion of the Series B Preferred Stock, including shares issuable pursuant to the dividend provisions of the Series B Preferred Stock, exceeding 19.99% of our outstanding Common Stock, to acquire the Assets.	FOR ☐	AGAINST ☐	ABSTAIN ☐

2.	To approve the issuance of 390,290 shares of Common Stock to International Bank of Commerce as a fee to refinance the Sellers’ debt being assumed in the Acquisition and finance the cash portion of the Acquisition consideration.	FOR ☐	AGAINST ☐	ABSTAIN ☐

3.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under the $530,000 face amount redeemable convertible subordinated debenture, including shares issuable for conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, issued under the Securities Purchase Agreement, and ratify the terms of such Securities Purchase Agreement and the terms and issuance of such redeemable convertible subordinated debenture and such warrant.	FOR ☐	AGAINST ☐	ABSTAIN ☐

4.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of the 527 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, and upon exercise of the warrant, including shares issuable for premiums and conversion premiums thereon, to be issued under the Stock Purchase Agreement, and issuable upon conversion of up to an additional 4,473 shares of newly designated Series C redeemable convertible preferred stock, including shares issuable for dividends and conversion premiums thereon, that may be sold to the same investor on substantially the same terms within 90 days after stockholder approval, and ratify the terms of such Stock Purchase Agreement and the terms and issuance of such Series C redeemable convertible preferred stock and such warrant.	FOR ☐	AGAINST ☐	ABSTAIN ☐

5.	To approve the issuance of such number of shares of Common Stock exceeding 19.99% of our outstanding Common Stock, issuable upon conversion of principal and interest under convertible promissory notes and upon exercise of warrants issued or to be issued in connection with the Line of Credit, the Note Purchase Agreement, the Line of Credit Amendment or, within 90 days after stockholder approval, similar future facilities on substantially the same or better terms, not to exceed $3.0 million in the aggregate principal amount of convertible promissory notes and not to exceed warrants to purchase 500,000 shares of common stock in the aggregate.	FOR ☐	AGAINST ☐	ABSTAIN ☐

6.	To approve an amendment to our Articles of Incorporation to change our name to Camber Energy, Inc.	FOR ☐	AGAINST ☐	ABSTAIN ☐

7.	To ratify the appointment of GBH CPAs, PC as our independent auditors for the fiscal year ending March 31, 2016.	FOR ☐	AGAINST ☐	ABSTAIN ☐

8.	To approve the adjournment of the Special Meeting, if necessary or appropriate, to solicit additional proxies if there are insufficient votes at the time of the Special Meeting for a quorum or to approve any of the proposals above.	FOR ☐	AGAINST ☐	ABSTAIN ☐

This Proxy, when properly signed, dated and returned, will be voted as directed.

The Board of Directors recommends a vote “FOR” each of the listed proposals. Unless otherwise directed, this Proxy will be voted “FOR” Proposals One through Eight.

Please sign your name:		Date:
(Authorized Signature(s))

(Authorized Signature(s))

(This proxy should be marked, dated, signed by the stockholder(s) exactly as its name appears hereon and returned promptly in the enclosed envelope. Executors, administrators, guardians, officers of corporations and others signing in a fiduciary capacity should state their full titles as such. If shares are held by joint tenants or as community property, both should sign.)

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to Be Held on [•], 2016:

Our proxy statement and the documents incorporated by reference therein are available at the following cookies-free website that can be accessed anonymously: https://www.iproxydirect.com/LEI.

Annex A-1

Asset Purchase Agreement

ASSET PURCHASE AGREEMENT

BY AND BETWEEN

LUCAS ENERGY, INC., AS PURCHASER,

SEGUNDO RESOURCES, LLC, AS SELLER REPRESENTATIVE TO THE VARIOUS SELLERS NAMED HEREIN, AND

THE SELLERS NAMED HEREIN

DATED DECEMBER 30, 2015

TABLE OF CONTENTS

ARTICLE I. DEFINITIONS		1
1.1	Certain Definitions.	1
1.2	Other Definitional Provisions.	10
ARTICLE II. PURCHASE AND SALE		11
2.1	Purchase.	11
2.2	Reserved Assets.	12
2.3	Excluded Liabilities.	12
2.4	Assumed Liabilities.	13
2.5	Purchase Price.	13
2.6	Adjustments Due to Asset Defects.	13
2.7	Post-Closing True-Up for JIBs and AFEs.	14
2.8	Tax Proration.	14
2.9	Required Consents.	14
ARTICLE III. CLOSING		15
3.1	Closing.	15
ARTICLE IV. CLOSING CONDITIONS		15
4.1	Conditions to the Obligations of Each Party to Complete the Acquisition.	15
4.2	Conditions to Purchaser’s Obligation to Complete the Acquisition.	16
4.3	Conditions to the Obligation of Sellers to Complete the Acquisition.	19
ARTICLE V. REPRESENTATIONS AND WARRANTIES OF SELLERS		22
5.1	Organization and Good Standing.	23
5.2	Authorization.	23
5.3	No Conflict or Violation; Default.	23
5.4	Consents.	23
5.5	Corporate Authority.	23
5.6	Compliance With Laws.	24
5.7	Assumed Contracts.	24
5.8	Litigation.	24
5.9	Taxes.	24
5.10	No Untrue Representation or Warranty.	25
5.11	Environmental Matters.	25
5.12	Certain Business Practices.	25
5.13	Title to Assets.	26
5.14	AFEs and Other Commitments.	27
5.15	Well Status; Plugging and Abandonment.	27
5.16	Current Bonds.	27
5.17	Non-Consent Operations.	27
5.18	Brokers; Investment Bankers.	27
5.19	Data Room; Information Supplied.	27
5.20	Independent Investigation.	28
5.21	Proxy Statement and Registration Statement Information.	28
5.22	No Untrue Representation or Warranty.	28
5.23	Confirmation of Cash Consideration Breakdown; Common Shares Breakdown; and Preferred Shares.	28
5.24	Financial Statements.	28
5.25	Bankruptcy.	29
5.26	Good Faith Assistance with Purchaser Due Diligence.	29
5.27	Other Representations or Warranties.	29
ARTICLE VI. REPRESENTATIONS AND WARRANTIES OF PURCHASER		30

6.1	Organization, Good Standing and Qualification.	30
6.2	Capital Structure.	30
6.3	Corporate Authority.	32
6.4	Governmental Filings; No Violations.	33
6.5	Brokers; Investment Bankers.	33
6.6	No Conflict or Violation; Default.	33
6.7	Reports and Financial Statements.	34
6.8	Litigation.	34
6.9	Proxy Statement and Registration Statement.	35
6.10	Listing.	35
6.11	No Violation of Law.	35
6.12	Taxes.	35
6.13	Liabilities.	36
6.14	Absence of Certain Changes or Events.	36
6.15	Compliance.	36
6.16	Environmental Matters.	36
6.17	Certain Business Practices.	37
6.18	Title to Assets.	37
6.19	Purchaser Oil and Gas Properties.	37
6.20	Data Room; Information Supplied.	38
6.21	Independent Investigation.	38
6.22	No Untrue Representation or Warranty.	38
6.23	Bankruptcy.	38
6.24	Good Faith Assistance with Sellers Due Diligence.	38
6.25	Other Representations or Warranties.	38
ARTICLE VII. ADDITIONAL AGREEMENTS; POST-CLOSING REQUIREMENTS		39
7.1	Reasonable Best Efforts.	39
7.2	Notification of Certain Matters.	39
7.3	Post-Closing Requirements.	40
ARTICLE VIII. COVENANTS AND AGREEMENTS OF THE PARTIES		40
8.1	Conduct of Purchaser Prior to the Closing.	40
8.2	Conduct of Sellers Prior to Closing.	42
8.3	Access Prior to Closing.	43
8.4	No Solicitation.	43
8.5	Notices of Certain Events.	44
8.6	Purchaser Stockholders’ Meeting.	44
8.7	Proxy Statement; Registration Statement; Listing.	46
8.8	Disclosure Schedules; Schedule Supplements.	47
8.9	Asset Defect Determination.	48
ARTICLE IX. SELLER REPRESENTATIVE		48
9.1	Appointment and Powers of Seller Representative.	48
9.2	Independent Decision.	49
9.3	Actions by Sellers and Seller Representative.	49
9.4	Delegation of Duties.	49
9.5	Liability of Seller Representative.	49
9.6	Reliance by Seller Representative.	50
9.7	Successor Seller Representative.	50
ARTICLE X. TERMINATION AND WAIVER		51
10.1	Termination.	51
10.2	Notice of Termination; Effect of Termination.	52
10.3	Extension; Waiver.	53

ARTICLE XI. CONFIDENTIALITY		53
11.1	Confidentiality Obligations.	53
11.2	Required Disclosure.	53
11.3	Return of Information.	53
11.4	Receiving Party Personnel.	54
11.5	Survival.	54
11.6	No-Conflict With Confidentiality Agreement.	54
ARTICLE XII. INDEMNIFICATION		54
12.1	Indemnification by Sellers.	54
12.2	Indemnification by Purchaser.	55
12.3	Survival of Representations, Warranties and Covenants.	55
12.4	Indemnification Procedure.	55
12.5	Claims Period.	57
12.6	Liability Limits.	57
12.7	Right to Set Off.	58
ARTICLE XIII. MISCELLANEOUS		58
13.1	Notices.	58
13.2	No Third-Party Rights.	60
13.3	Schedules and Exhibits.	60
13.4	Entire Agreement; Modification.	60
13.5	Headings.	60
13.6	Assignments and Successors.	60
13.7	Filings, Notices and Certain Governmental Approvals.	61
13.8	No Presumption from Drafting.	61
13.9	Review and Construction of Documents.	61
13.10	Governing Law; Venue.	61
13.11	Waiver of Jury Trial.	61
13.12	Specific Performance.	61
13.13	Non-Waiver.	62
13.14	Independent Nature of Sellers’ Obligations and Rights.	62
13.15	Non-Compensatory Damages.	62
13.16	Time of Essence.	63
13.17	Severability.	63
13.18	Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures.	63
13.19	Transaction Expenses.	63
13.20	Post-Closing Matters.	63

LIST OF EXHIBITS

Exhibit A-1 and A-2	List of Sellers; List of Assets and Seller’s Assets (Texas and Oklahoma)
Exhibit B-1 and B-2	Assumed Contracts (Texas and Oklahoma)
Exhibit C	Cash Consideration and Common Shares due to each Seller
Exhibit D
Form of Amended and Restated Certificate of Designation of Lucas Energy, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Redeemable Series B Convertible Preferred Stock

Exhibit E	Form of Stock Registration Form
Exhibit F-1 and F-2	Assignments
Exhibit G	Capital Structure of Purchaser Immediately Following Closing

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement (this “Agreement”) is made and entered into on the 30th day of December 2015, by and between Lucas Energy, Inc., a Nevada corporation (“Purchaser”), Segundo Resources, LLC, a Texas limited liability company (the “Seller Representative”) and each of the other individuals and entities set forth under the heading “Seller Name” on Exhibit A-1 and/or Exhibit A-2 hereto, and who have executed a form of Sellers’ Signature Page hereto (each, including the Seller Representative, a “Seller” and collectively, the “Sellers”), each a “Party” and collectively the “Parties.”

RECITALS

WHEREAS, Purchaser desires to purchase certain assets from the Sellers and the Sellers desire to sell certain assets to the Purchaser, as described in greater detail below;

WHEREAS, the purchase price for the assets will include cash and common stock, $0.001 par value per share of the Purchaser (“Common Stock”), the assumption by Purchaser of certain debt of Sellers, and the issuance of shares of preferred stock of Purchaser to RAD2 Minerals, Ltd., formerly known as Azar Minerals, Ltd., one of the Sellers and its assign (“RAD2 Minerals”);

WHEREAS, the transactions contemplated by this Agreement are intended to constitute a single transaction for purposes of Section 351 of the Internal Revenue Code of 1986, as amended; and

WHEREAS, Purchaser desires to purchase from Sellers, upon the terms and conditions set forth herein, the Assets defined below, but not Sellers themselves or any of Sellers’ liabilities, except as otherwise specifically set forth below.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements set forth herein, the Parties hereby agree as follows:

ARTICLE I.
DEFINITIONS

1.1 Certain Definitions. In addition to other terms defined throughout this Agreement, the following terms have the following meanings when used herein:

(a) “Acquisition” means the purchase of the Assets from the Sellers, by the Purchaser, pursuant to the terms and conditions of this Agreement.

(b) “Acquisition Inquiry” means, with respect to a Party hereto, an inquiry, indication of interest or request for information that could reasonably be expected to lead to an Acquisition Proposal with such Party.

(c) “Acquisition Proposal” means, with respect to a Party hereto, any offer or proposal, whether written or oral, from any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than Purchaser and Sellers or any Affiliates thereof (each, a “third party”) to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of (i) 20% or more of any class of the equity securities of such Party or (ii) 20% or more of the fair market value of the assets of the Purchaser or 20% or more of the fair market value of an individual Seller’s, Seller’s Assets, in each case pursuant to any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction or series of related transactions, which is structured to permit a third party to acquire beneficial ownership of (y) 20% or more of any class of equity securities of the Party or (z) 20% or more of the fair market value of the assets of the Purchaser or 20% or more of the fair market value of an individual Seller’s, Seller’s Assets.

(d) “Affiliate” means, with respect to any Person, any other Person directly or indirectly controlling, controlled by or under common control with such Person, and in the case of any natural Person shall include the spouse, parents, grandparents, lineal descendants, siblings and lineal descendants of siblings (collectively, “Family Members”) of such Person. For purposes of this definition, a Person shall be deemed to control another Person if such first Person and/or any Family Members of such first Person directly or indirectly owns or holds ten percent (10%) or more of the ownership interests in such other Person.

(e) “Affiliate Liabilities” means any Liability of any Affiliate of any Sellers of any kind or nature whatsoever attributable to the pre-Closing operation of the Assets or otherwise caused by or relating to any transaction, status, event, condition, occurrence or situation existing, arising or occurring on or prior to the Closing.

(f) “Agreed Assets Value” means $80,697,710.00.

(g) “Amendments to the Articles of Incorporation” mean a Certificate of Amendment to the Purchaser’s Articles of Incorporation to (a) effect any reverse stock split of the Common Stock necessary or required in order for the Purchaser to meet the initial listing requirements of the NYSE MKT, assuming such initial listing requirements are required to be met in connection with the Acquisition; (b) change the name of the Purchaser to “Camber Energy, Inc.”, and (c) to effect such other amendments as the Purchaser and the Seller Representative, with the consent of the Required Sellers, shall deem desirable or necessary.

(h) “Applicable Law” means any applicable statute, Law, regulation, ordinance, rule, judgment, rule of law, decree, Permit, requirement, or other governmental restriction or any similar form of decision of, or any provision or condition issued under any of the foregoing by, or any determination by any Governmental Authority having or asserting jurisdiction over the matter or matters in question, whether now or hereafter in effect and in each case as amended (including, without limitation, all of the terms and provisions of the common law of such Governmental Authority), as interpreted and enforced at the time in question, including Environmental Laws.

(i) “Approved Issuances” means (a) up to 30,000 shares of Common Stock, or Common Stock issuable on exercise or conversion of options, warrants or other convertible securities, or any combination thereof, issuable to employees, vendors, consultants, suppliers, partners or service providers or as employment inducements of Purchaser (including 20,000 shares of Common Stock planned to be issued to employees consistent with past practices of the Company through Closing); (b) shares of Common Stock issuable on exercise or conversion of options, warrants, Preferred Stock or other convertible securities, or any combination thereof, which are issued and outstanding as of the date of this Agreement (including 20,000 shares of Common Stock issuable upon conversion of the Purchaser’s outstanding Series A Convertible Preferred Stock); and (c) issuances of Common Stock and Preferred Stock contemplated pursuant to the terms of this Agreement and the other Transaction Documents.

(j) “Assignments” shall mean a special warranty of title, wherein: (i) each Seller represents and warrants that such Seller has not granted, created or reserved any overriding royalty, net profits interest, carried interest, production payment, reversionary interest, or other burden that would result in the net revenue interest in any Seller’s Assets being less than the applicable net revenue interest set forth on Exhibits A-1 and A-2, and that the Seller’s Assets are free and clear of any liens, encumbrances and defects of title arising by, through or under such Seller; and (ii) each Seller warranting and agreeing to defend title to the Seller’s Assets, free and clear of all Liens, Encumbrances and defects of title arising by, through or under such Seller, but not otherwise, subject to the terms and conditions of this Agreement, and a proportionate part of all landowners’ royalties, overriding royalties and similar burdens of record as of the Closing Date. As appropriate, each Seller shall execute, acknowledge and deliver separate counterparts of the Assignment on forms approved by Purchaser and Sellers in sufficient counterparts to satisfy applicable statutory and regulatory requirements. Such counterpart assignments shall be deemed to contain all of the terms and conditions of this Agreement, and the Assets assigned in such governmental assignments shall be the same, and not additional to, the Assets assigned in the Assignment.

(k) “Business Day” means any day other than (a) Saturday or Sunday or (b) any other day on which banks in Texas are permitted or required to be closed.

(l) “Claim” or “Claims” means any and all claims (including any cross-claim or counterclaim), causes of action, suits, charges, complaints, litigation, arbitration, Proceeding (including any civil, criminal, administrative, investigative or appellate proceeding) and disputes, whenever or however arising.

(m) “Clearance Date” means the date on which the Proxy Statement has cleared comments with the SEC, which, if the Registration Statement is on Form S-4, shall be the Registration Effective Date.

(n) “Confidential Information” means all information, documents, records and data that a Party furnishes or otherwise discloses to the other Party (including any such items furnished prior to the execution of this Agreement), together with all analyses, compilations, studies, memoranda, notes or other documents, records or data (in whatever form maintained, whether documentary, computer or other electronic storage or otherwise) prepared by the receiving Party which contain or otherwise reflect or are generated from such information, documents, records and data; provided, however, that the term “Confidential Information” does not include any information that (i) at the time of disclosure or thereafter is or becomes generally available to or known by the public (other than as a result of a disclosure by the receiving Party), (ii) is developed by the receiving Party without reliance on any Confidential Information or (iii) is or was available to the receiving Party on a nonconfidential basis from a source other than the disclosing Party that, insofar as is known to the receiving Party after reasonable inquiry, is not prohibited from transmitting the information to the recipient by a contractual, legal or fiduciary obligation to the disclosing Party.

(o) “Consent” means any notice to or consent, approval, authorization, Order, filing, registration or qualification of or with any court, Governmental Authority or third party.

(p) “Contract” means any contract, agreement, indenture, note, bond, loan, mortgage, license, instrument, lease, commitment or other arrangement or agreement, whether written or oral.

(q) “Conversion Shares” means the shares of Common Stock issuable upon conversion of the Preferred Shares.

(r) “Encumbrance” means any charge, Claim, community or other marital property interest, condition, equitable interest, Lien, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first option, right of first refusal or similar restriction, including any restriction on use, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership, and includes (i) statutory Liens of landlords, banks (and rights of set off), carriers, warehousemen, mechanics, repairmen, workmen, materialmen, vendors and other similar Liens arising in the ordinary course of business for amounts not yet overdue or for amounts that are overdue and that are being contested in good faith by appropriate Proceedings; (ii) Liens for Taxes, assessments, or other governmental charges or levies and other Liens imposed by Law, in each case incurred in the ordinary course of business consistent with past practice for amounts not yet overdue or being contested in good faith by appropriate Proceedings; (iii) the terms and conditions of all Liens created by oil and gas leases, easements, rights of way, restrictions, encroachments, and all other burdens recorded in the real property records of the county in which the real property is located; (iv) Liens to operators and non-operators under model form operating agreements arising in the ordinary course of the business; (v) Liens arising from precautionary Uniform Commercial Code (UCC) filings; (vi) lease burdens existing as of the date of this Agreement constituting monetary obligations payable to third parties, including, without limitation, any royalty, overriding royalty, net profits interest, production payment, carried interest or reversionary working interest; and (vii) Liens arising under unitization and pooling agreements and orders, farmout agreements, gas balancing agreements and other customary agreements in the energy industry.

(s) “Environmental Law(s)” means any foreign, federal, state or local statute, regulation, ordinance, or rule of common law as now or hereafter in effect in any way or any other legally binding requirement relating to the environment (including ambient air, surface water, ground water, land surface or subsurface strata), including any Law or regulation relating to emissions, discharges, releases or threatened releases of Hazardous Materials, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, natural resources or protection of human health and safety including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. § 9601 et seq.), the Emergency Planning and Right-To-Know Act (42 U.S.C. § 11101 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. App. § 1801 et seq.), the Solid Waste Disposal Act (42 U.S.C. § 6901 et seq.) (including the Resource Conservation and Recovery Act), the Clean Water Act (33 U.S.C. § 1251 et seq.), the Clean Air Act (42 U.S.C. § 7401 et seq.), the Toxic Substances Control Act (15 U.S.C. § 2601 et seq.), the Federal Insecticide, Fungicide, and Rodenticide Act (7 U.S.C. § 136 et seq.), the Safe Drinking Water Act (42 U.S.C. § 300(f) et seq.), the Lead-Based Paint Exposure Reduction Act (42 U.S.C. § 2681 et seq.), and the Occupational Safety and Health Act (29 U.S.C. § 651 et seq.), and all laws of a similar nature, and the rules and regulations promulgated pursuant thereto, each as amended.

(t) “Environmental Permit” means any Permit, approval, identification number, license, registration, Consent, exemption, variance or other authorization required under or issued pursuant to any applicable Environmental Law.

(u) “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(v) “Governmental Authority” means any:

(i) nation, state, county, city, town, borough, village, district or other jurisdiction;

(ii) federal, state, local, municipal, foreign or other government;

(iii) governmental or quasi-governmental authority of any nature (including any agency, branch, department, board, commission, court, tribunal or other entity exercising governmental or quasi-governmental powers);

(iv) multinational organization or body;

(v) body exercising, or entitled or purporting to exercise, any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power; or

(vi) official of any of the foregoing.

(w)  “Governmental Authorization” means any Consent, license, registration or Permit issued, granted, given or otherwise made available by or under the authority of any Governmental Authority or pursuant to any Legal Requirement.

(x)  “Government Liability” means any Liability imposed by or in connection with any Environmental Law or other Law, Governmental Authority or Governmental Authorization.

(y) “Hazardous Materials” means (i) any material, substance, chemical, pollutant, waste, product, derivative, compound, mixture, solid, liquid, mineral or gas, in each case, whether naturally occurring or man-made, that is hazardous, acutely hazardous, toxic, or words of similar import or regulatory effect under Environmental Laws, including, without limitation, crude oil or any fraction thereof, and (ii) any petroleum or petroleum-derived products, radon, radioactive materials or wastes, asbestos in any form, lead or lead-containing materials, urea formaldehyde foam insulation and polychlorinated biphenyls.

(z) “Knowledge” means that:

(i) A natural Person will be deemed to have Knowledge of a particular fact or other matter if such Person is actually aware of the fact or matter without any duty to investigate; and

(ii) A Person, other than a natural person, will be deemed to have Knowledge of a particular fact or other matter if any natural Person who is serving, as a director, officer, manager, partner, executor or trustee of that Person (or in any similar capacity) has, or at any time had, Knowledge of that fact or other matter (as set forth in (i) above).

(aa)  “Law” means any federal, state, local or foreign law (including common law), statute, code, ordinance, rule, regulation or other requirement or rule of law (including but not limited to as related to revenue, labor, or ERISA) of any Governmental Authority.

(bb) “Legal Requirement” means any federal, state, local, municipal, foreign, international, multinational or other constitution, Law, ordinance, principle of common law, code, regulation, statute or treaty.

(cc) “Liability” means with respect to any Person, any liability or obligation of such Person of any kind, character or description, whether known or unknown, absolute or contingent, accrued or unaccrued, disputed or undisputed, liquidated or unliquidated, secured or unsecured, joint or several, due or to become due, vested or unvested, executory, determined, determinable or otherwise, and whether or not the same is required to be accrued on the financial statements of such Person.

(dd) “Liens” means all liens, pledges, mortgages, security interests, Claims, covenants, leases, subleases, charges, conditions, options, rights of first refusal, licenses, easements, servitudes, rights of way, Encumbrances or any other restriction or limitation whatsoever.

(ee) “Losses” means all loss, Liability, damage or deficiency (including interest, penalties, judgments, costs of preparation and investigation, and attorneys’ fees).

(ff) “Material Adverse Effect” with respect to a Person, means any event, change or effect that is materially adverse to the financial condition, assets, business or results of operations of such Person or that materially impedes the ability of any applicable Person to consummate the transactions contemplated hereby, other than any change, circumstance, effect or condition in the refining or pipelines industries generally (including any change in the prices of crude oil, natural gas, natural gas liquids, feedstocks or refined products or other hydrocarbon products, industry margins or any regulatory changes or changes in Applicable Law) or in United States or global economic conditions or financial markets in general and including, with respect to the Sellers as a group or any individual Seller, any material adverse change, circumstance, effect or condition in or relating to the Assets or the Seller’s Assets, as applicable. Any determination as to whether any change, circumstance, effect or condition has a Material Adverse Effect shall be made only after taking into account all effective insurance coverages and effective third-party indemnifications with respect to such change, circumstance, effect or condition. Any events, changes, or effects that have a total monetary value of less than $4,000,000.00 is hereby stipulated as not being material.

(gg) “Order” means any order, writ, injunction, decree, compliance or consent order or decree, settlement agreement, schedule and similar binding legal agreement issued by or entered into with a Governmental Authority.

(hh) “Ordinary Course of Business” means an action taken by a Person will be deemed to have been taken in the Ordinary Course of Business only if that action:

(i) is consistent in nature, scope and magnitude with the past practices of such Person and is taken in the ordinary course of the normal, day-to-day operations of such Person; and

(ii) is similar in nature, scope and magnitude to actions customarily taken, without any separate or special authorization, in the ordinary course of the normal, day-to-day operations of other Persons that are in the same line of business as such Person.

(ii) “Purchaser Oil and Gas Properties” means all of Purchaser’s right, title and interest in, to and under, or derived from oil and gas leases, licenses, authorities to prospect and rights, wells and units, including all land, facilities, personal property and equipment, contracts and information pertaining or relating thereto.

(jj) “Permit” means all permits, licenses, sublicenses, certificates, approvals, Consents, notices, waivers, variances, franchises, registrations, Orders, filings, accreditations, or other similar authorizations, including pending applications or filings therefor and renewals thereof, required by any Applicable Law or Governmental Authority or granted by any Governmental Authority.

(kk) “Permitted Encumbrances” means (a) Liens for Taxes not yet due and payable; (b) Liens of mechanics, laborers, suppliers, workers and materialmen incurred in the ordinary course of business for sums not yet due or being diligently contested in good faith; (c) Liens securing rental, storage, throughput, handling or other fees or charges owing from time to time to common carriers, solely to the extent of such fees or charges; and (d) contractual liens created under joint operating agreements.

(ll) “Person” means an individual, partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity or Governmental Authority.

(mm) “Proceeding” means any action, arbitration, audit, hearing, investigation, litigation or suit (whether civil, criminal, administrative, judicial or investigative, whether formal or informal, whether public or private) commenced, brought, conducted or heard by or before, or otherwise involving, any Governmental Authority or arbitrator.

(nn) “Proxy Statement” means (a) the proxy statement that forms part of the Registration Statement, in the event the Registration Statement is on Form S-4, or (b) if the Registration Statement is on Form S-1, the proxy statement on Schedule 14A, in each case as filed by the Purchaser with the SEC relating to the Stockholders’ Meeting.

(oo) “Purchaser Financial Statements” mean all audited and unaudited financial statements of the Purchaser included in the SEC Reports.

(pp) “Registration Effective Date” means the date that the Registration Statement has been declared effective by the SEC.

(qq) “Registration Statement” means a registration statement filed with the SEC registering the primary offering of the Common Shares and Preferred Shares issuable at Closing and the resale of the Conversion Shares, which registration statement shall be on Form S-4, provided that if in the determination of Purchaser’s counsel, Form S-4 is not available for the primary registration of the Common Shares, Preferred Shares and Conversion Shares, such registration statement be on Form S-1 or if available, Form S-3.

(rr) “Representatives” means, with respect to a Person, such Person’s Affiliates and their respective parents, directors, managers, officers, employees, attorneys, accountants, representatives, financial advisors, lenders, consultants, and other agents.

(ss) “Required Sellers” means Sellers who (a) have the right to receive prior to Closing; or (b) in fact did receive at Closing, a majority of the sum of the Cash Consideration, Preferred Shares and Common Shares issuable by, or issued by, the Purchaser at Closing.

(tt) “Rogers” means Louise H. Rogers, the Purchaser’s senior lender, and/or any Person who purchases or refinances the debt originally owed to Rogers by Purchaser as of the date of this Agreement.

(uu) “SEC” means the Securities and Exchange Commission.

(vv) “SEC Reports” mean all reports, documents, exhibits and filings filed by the Purchaser on the SEC’s Electronic Data Gathering, Analysis, and Retrieval system (EDGAR), between April 1, 2014 and the date of this Agreement.

(ww) “Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

(xx) “Sellers Liabilities” means all Liabilities of the Sellers, including, but not limited to Government Liabilities, Affiliate Liabilities and Tax Liabilities.

(yy) “Series B Designation” means that Amended and Restated Certificate of Designation of Lucas Energy, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Redeemable Series B Convertible Preferred Stock, in the Form of Exhibit D hereto. The Purchaser reserves the right to designate the Redeemable Series B Convertible Preferred Stock as Redeemable Series A Convertible Preferred Stock in the event the Purchaser does not have any outstanding shares of Series A Preferred Stock immediately prior to such designation date. In such case each reference herein to Series B Designation shall refer to the designation of the Redeemable Series A Convertible Preferred Stock.

(zz) “Series B Preferred Stock” means the Redeemable Series B Convertible Preferred Stock of the Purchaser with those terms, rights and privileges as are set forth in the Series B Designation. The Purchaser reserves the right to designate the Redeemable Series B Convertible Preferred Stock as Redeemable Series A Convertible Preferred Stock in the event the Purchaser does not have any outstanding shares of Series A Preferred Stock immediately prior to such designation date. In such case each reference herein to Series B Preferred Stock shall refer to the Redeemable Series A Convertible Preferred Stock.

(aaa) “Sellers’ Debt” means that certain debt owed by certain Sellers to International Bank of Commerce encumbering certain of the Assets, as described more fully in Sellers’ Debt Schedule, attached hereto.

(bbb) “Silver Star” means Silver Star Oil Company, and any Person who acquires or refinances the Liabilities owed by the Purchaser to Silver Star as of the date of this Agreement or which may be subsequently owed by the Purchaser to Silver Star pursuant to the terms of that certain Non-Revolving Line of Credit Agreement dated August 30, 2015, by and between Purchaser and Silver Star, and any amendment thereto.

(ccc) “Tax” means any income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, property, environmental, windfall profit, customs, vehicle, airplane, boat, vessel or other title or registration, capital stock, franchise, employees’ income withholding, foreign or domestic withholding, social security, unemployment, disability, real property, personal property, sales, use, transfer, value added, alternative, add-on minimum and other tax, fee, assessment, levy, tariff, charge or duty of any kind whatsoever and any interest, penalty, addition or additional amount thereon imposed, assessed or collected by or under the authority of any Governmental Authority or payable under any tax-sharing agreement or any other Contract.

(ddd) “Tax Liabilities” means any Liability for any Taxes (A) of Sellers or any Affiliate of Seller for any period or (B) attributable to the conduct of the Assets or ownership of Assets on or before the Closing Date, regardless of when assessed.

(eee) “Tax Return” means any return (including any information return), report, statement, schedule, notice, form, declaration, Claim for refund or other document or information filed with or submitted to, or required to be filed with or submitted to, any Governmental Authority in connection with the determination, assessment, collection or payment of any Tax or in connection with the administration, implementation or enforcement of or compliance with any Legal Requirement relating to any Tax.

(fff) “Transaction Documents” mean this Agreement, the Assignments, the Investor Certification, Stock Registration Forms, Amendments to Articles of Incorporation, Debt Assumption Agreements, Series B Designation, Assumption Agreements, Title Documents, all exhibits and schedules thereto, any other documents necessary to consummate the transaction contemplated by this Agreement and the instruments and documents required to be delivered hereunder at the Closing.

1.2 Other Definitional Provisions. Sellers and Purchaser acknowledge, confirm and agree that:

(a) The language in all parts of this Agreement shall be construed, in all cases, according to its fair meaning.

(b) Each Party and its counsel have reviewed and revised this Agreement and that any rule of construction to the effect that any ambiguities are to be resolved against the drafting Party shall not be employed in the interpretation of this Agreement.

(c) Terms defined in the singular shall have a comparable meaning when used in the plural, and vice versa.

(d) References to any gender include the other genders.

(e) The words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”.

(f) The terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement.

(g) The terms “day” and “days” mean and refer to calendar day(s).

(h) The terms “year” and “years” mean and refer to calendar year(s).

(i) All references in this Agreement to “dollars” or “$” shall mean United States Dollars.

(j) Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular Law means such Law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time.

(k) In the event of any conflict between the provisions of this Agreement and any such Exhibit or Schedule, the provisions of this Agreement shall control.

(l) All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

ARTICLE II.
PURCHASE AND SALE

2.1 Purchase. Upon the terms and subject to the conditions set forth herein, on the Closing Date, Purchaser shall purchase from each Seller, the assets set forth on Exhibit A-1 and A-2 hereto (collectively, the “Assets” and as to each Seller, the “Seller’s Assets”), free and clear of all Encumbrances of any kind, except the Permitted Encumbrances and each Seller shall sell and convey the Seller’s Assets as described on Exhibit A-1 and A-2 to Purchaser, free and clear of all Encumbrances of any kind, except the Permitted Encumbrances. Each Seller shall execute and deliver to Purchaser all additional transfer documents required prior to or following the Closing Date in order to convey title to the Seller’s Assets. Included in the definition of “Assets” as used herein shall be, each Seller’s interest in:

(a) the oil and gas wells, salt water disposal wells, injection wells, and other wells and wellbores located on the Leases, Surface Use Agreements, and/or lands pooled or utilized therewith, whether producing, shut in, plugged, or temporarily or permanently abandoned wells, described on Exhibit A-1 and A-2 (the “Wells”), including, without limitation, the interests specified on said Exhibit A-1 and A-2 with respect to the Wells;

(b) the leasehold estates created by the oil and gas leases as may be included in the production units for the Wells, any orders of the Corporation Commission of the State of Oklahoma applicable to the Wells, the production units for same and the oil and gas leases associated with the Wells listed on Exhibit A-1 and A-2 including those located in Glasscock County, Texas (the “Leases”) together with any and all other rights, title and interests of Seller in the Leases and/or lands covered by the Leases (the “Lands”), including mineral interests, overriding royalty interests, production payments and other payments out of or measured by the value of oil and gas production from or attributable to the Leases, if any;

(c) all rights-of-ways, easements, surface use agreements, Permits and licenses appurtenant to the Leases, Wells, or Equipment (the “Surface Use Agreements”, which for the sake of clarity shall be considered to be part of the Assumed Contracts);

(d) all natural gas, casinghead gas, drip gasoline, natural gas liquids, condensate, products, crude oil and other hydrocarbons (including produced water and carbon dioxide) whether gaseous or liquids, produced from or attributable to the Leases, or Wells (the “Hydrocarbons”) after the Closing Date;

(e) all personal property, fixtures, improvements and facilities appurtenant to the Leases, Surface Use Agreements, or Wells or used in connection with the ownership or operation of the Leases, Surface Use Agreements, or Wells or the production, treatment, sale or disposal of the Hydrocarbons, that are on the Lands or used or obtained in connection with the Lands and Leases or with the production, treatment, sale or disposal of all produced or attributable hydrocarbons or water and all other appurtenances (the “Equipment”);

(f) all Assumed Contracts, which shall include, but not be limited to agreements and instruments by which any of the Leases, Surface Use Agreements, Wells, Hydrocarbons or Equipment are bound or which otherwise relate thereto;

(g) all seismic, engineering and third party engineering reports, and geophysical data and well logs, in the possession of Seller, related to the Assets and which may be transferred to Purchaser without violating any third party agreement;

(h) to the extent assignable under applicable Law, all of Seller’s rights in all Permits (including Environmental Permits) issued to or held by Seller; and

(i) all records and files in the Seller’s possession relating to the Leases, Surface Use Agreements, Wells, Hydrocarbons, Equipment, and Contracts, including without limitations all lease files, land files, well files, drilling reports, contact files, division order files, abstracts and title opinions (the “Records”).

2.2 Reserved Assets. All of the Sellers’ rights, title and interests in and to the following (the “Reserved Assets”) are reserved and excepted from the sale and conveyance of the Assets by the Sellers:

(a) revenues, accounts receivable, including third party recoveries, arising out of, associated with, or relating to the Assets that are attributable to the period prior to the Closing Date; and

(b) Claims and rights relating to over payments or refunds of costs and expenses arising out of, associated with, or relating to the Assets that are attributable to the period prior to the Closing Date.

2.3 Excluded Liabilities. The Purchaser shall not assume, or otherwise be responsible for, any Sellers Liabilities, whether actual or contingent, matured or unmatured, liquidated or unliquidated, known or unknown, or related or unrelated to Sellers’ businesses or the Assets, whether arising out of occurrences prior to or at or after the Closing Date, provided however that Purchaser shall assume the executory obligations and Liabilities associated with any Contracts listed on Exhibits B-1 and B-2 (the “Assumed Contracts”) that, by the terms of such Assumed Contracts, arise after the Closing (other than by virtue of a default or violation of any Assumed Contract occurring at or prior to the Closing), relate to periods following the Closing and are by their terms to be observed, paid, discharged, and performed as the case may be, at any time after the Closing.

2.4 Assumed Liabilities. At the Closing, subject to the terms and conditions of this Agreement and as partial consideration for the purchase of the Assets, Purchaser shall assume and agree to pay, perform and discharge as and when due, only the following Liabilities of Sellers (collectively, the “Assumed Liabilities”): all Liabilities of the Assets to the extent arising after the Closing under the Assumed Contracts and the Sellers’ Debt listed on the Sellers’ Debt Schedule, but only to the extent such Assumed Contracts are properly and effectively assigned to Purchaser; provided, however, Purchaser shall not assume or be responsible for any Liability arising out of the breach, nonperformance or defective performance by Seller of any such Assumed Contracts.

2.5 Purchase Price. The total purchase price payable by the Purchaser for the Assets shall be $80,697,710.00 (the “Purchase Price”), payable as follows:

(a) The Purchaser shall pay certain of the Sellers an aggregate of $4,975,000 in cash at Closing, payable to each Seller in the amount set forth on Exhibit C (the “Cash Consideration” and the “Cash Consideration Breakdown”);

(b) The Purchaser shall issue an aggregate of 13,009,664 shares of Common Stock of the Purchaser (the “Common Shares”)(adjustable as provided in Section 2.6), issuable to certain of the Sellers in the amounts set forth on Exhibit C (the “Common Shares Breakdown”), which Common Shares the Parties agree are valued at $30,572,710 based on an agreed value of $2.35 per Common Share (the “Agreed Share Value”);

(c) The Purchaser shall issue an aggregate of 552,000 shares of Series B Preferred Stock (the “Preferred Shares”), with such rights and privileges as are set forth in the Series B Designation as set forth below, which Preferred Shares the Parties agree have a total value of $13,800,000 based on the $25 per Series B Preferred Stock share par value. The Preferred Shares shall be issued to the following parties and in the following amounts on behalf of and for the benefit of RAD2 Minerals:

(i) RAD2 Minerals: 200,000 shares of Series B Preferred Stock;

(ii) Tex Oak Energy, LLC (“Tex Oak”)(an Affiliate of RAD2 Minerals): 352,000 shares of Series B Preferred Stock; and

(d) The Purchaser shall assume $31,350,000 of Sellers’ Debt in connection with the Debt Assumption (as defined in Section 4.3(l)).

2.6 Adjustments Due to Asset Defects.

(a) The Parties agree that the Purchase Price is based on the Assets having a value equal to the Agreed Assets Value.

(b) The Parties agree that if the aggregate amount of any Asset Defects, as determined pursuant to Section 8.9 is more than 5% of the Agreed Assets Value, but less than 20% of the Agreed Assets Value, the Sellers shall endeavor in good faith to correct and address such deficiency pursuant to Section 8.9, and in the event the deficiency cannot be reasonably cured by the end of the Asset Defect Cure Period, the number of Common Shares issuable to the Sellers at Closing (or in the discretion of the Purchaser, the applicable Sellers and the Seller Representative, only those Sellers whose Seller’s Assets relate to the Asset Defects will have their Common Shares adjusted), as discussed in Section 2.5(b), shall be adjusted downwards by dividing (x) the aggregate cash value of all Asset Defects, by (y) the Agreed Share Value (the product of which shall be rounded up to the nearest whole number), provided that in addition, or alternatively, the Purchaser and the Sellers (or in the discretion of the Purchaser, only those Sellers who will have their Cash Consideration adjusted) may also agree to adjust the Cash Consideration.

(c) In the event the aggregate amount of any Asset Defects, as determined pursuant to Section 8.9 is greater than 20% of the Agreed Assets Value, the Purchaser shall have the right to terminate this Agreement pursuant to Section 10.1(c).

2.7 Post-Closing True-Up for JIBs and AFEs. Purchaser and Sellers agree that all revenues and joint interest billings (“JIB”) and authorization for expenditures (“AFEs”) related to the Assets will be apportioned between Purchaser and Sellers as of the Closing Date. Accordingly, Sellers shall be entitled to any production revenues or other amounts realized from and accruing to their interest in the Assets before the Closing Date, and shall be liable for the payment of all JIB and AFE expenses attributable to the interest in the Assets prior to the Closing Date; and Purchaser shall be entitled to any production revenues or other amounts realized from and accruing to the Assets on or after the Closing Date, and shall be liable for the payment of all JIB and AFE expenses attributable to the Assets on or after the Closing Date. Such apportionment shall be based on the date the expense or revenue accrued to the Assets and not the date of the invoice for the same. The Parties shall work in good faith following the Closing to effect any true-up required by this Section 2.7.

2.8 Tax Proration. Ad valorem taxes attributable to the Assets shall be prorated between the Sellers and Purchaser at Closing.

2.9 Required Consents. Notwithstanding anything to the contrary in this Agreement, this Agreement shall not constitute an agreement to assign or transfer any Assets or interests therein as to which (i) an assignment or transfer thereof or an attempt to make such an assignment or transfer without a Consent (a “Required Consent”) would constitute a breach or violation thereof or of Applicable Law, or would adversely affect the rights or obligations thereunder to be assigned or transferred to or for the account of Purchaser and (ii) such Required Consent shall not have been obtained with respect to such Assets or interests therein prior to the Closing. Any transfer or assignment to Purchaser by Sellers of any such Asset or interest therein (a “Delayed Asset”), shall be made subject to all such Required Consents in respect of such Delayed Asset being obtained. If there are any Delayed Assets, each Seller whose Seller’s Assets include a Delayed Asset shall use its best efforts to obtain all Required Consents in respect thereof as promptly as practicable following the Closing, all without any cost or detriment to Purchaser or any of its Affiliates. Until all Required Consents with respect to each Delayed Asset have been obtained, each Seller whose Seller’s Assets include a Delayed Asset (a) shall hold the Delayed Asset on behalf of Purchaser, (b) shall cooperate with Purchaser for no additional consideration in any lawful arrangement (including subleasing or subcontracting, or performance thereunder by Seller as Purchaser’s agent) requested by Purchaser to provide Purchaser with all of the benefits of or under any such Delayed Asset and (c) shall otherwise enforce and perform for the account of Purchaser and as directed by Purchaser any other rights and obligations of such Seller arising from such Delayed Asset (and not waive, alter or amend any of same without the consent of Purchaser). Each Seller whose Seller’s Assets include a Delayed Asset shall comply with its obligations under this Agreement and to maintain its corporate or other existence until all obligations pursuant to this Section and otherwise herein are performed in full and all Delayed Assets are transferred and assigned hereunder. At such time and on each occasion after the Closing Date as all Required Consents with respect to a Delayed Asset have been obtained, such Delayed Asset shall automatically be transferred and assigned by the applicable Seller to Purchaser (or, at Purchaser’s direction) for no additional consideration without any further act on the part of any Party. In the event all Required Consents are not obtained, and/or good title to all Delayed Assets are not received, by the Purchaser, within thirty (30) days of the Closing Date, the applicable Sellers with Delayed Assets and Purchaser shall in good faith determine a reduction in the number of Common Shares and/or Cash Consideration issuable at Closing to the applicable Sellers to take into account the decrease in the value of the Assets created by such failure to obtain all Required Consents and to deliver all Delayed Assets (a “Reduction”), and the applicable Sellers shall return the certificates and other documents evidencing the Common Shares and/or Cash Consideration subject to such Reduction (based on the Agreed Share Value) for cancellation and re-issuance and shall further take whatever actions necessary or requested to affect such Reduction.

ARTICLE III.
CLOSING

3.1 Closing. Unless this Agreement shall have been terminated pursuant to ARTICLE X, but subject to the terms and conditions of this Agreement, the closing of the transactions contemplated by this Agreement, including ARTICLE II herein (the “Closing”) shall take place at the offices of Purchaser located at 450 Gears Road, Suite 780, Houston, Texas 77067, or remotely by mail, facsimile, e-mail and/or wire transfer, in each case to the extent acceptable to the Parties hereto, or at such other place as is mutually acceptable to the Parties on the second (2nd) Business Day after the satisfaction or waiver of the conditions set forth in ARTICLE IV (excluding conditions that, by their terms, cannot be satisfied until the Closing Date but subject to the satisfaction or waiver of such conditions at the Closing), or on such other date as is mutually acceptable to the Parties. Except as otherwise provided in this Agreement, the failure to consummate the purchase and sale provided for in this Agreement on the date and time and at the place specified herein will not relieve any Party of any obligation under this Agreement. The date on which the Closing occurs is referred to as the “Closing Date”.

ARTICLE IV.
CLOSING CONDITIONS

4.1 Conditions to the Obligations of Each Party to Complete the Acquisition. The obligations of the Parties to consummate the Reorganization are subject to the fulfillment at or prior to the Closing Date of the following conditions:

(a) Approval of Issuance of Common Shares and Preferred Shares. The issuance of shares of Common Shares and the Conversion Shares shall have been adopted and approved by the requisite vote of the stockholders of the Purchaser in accordance with the Nevada Revised Statutes, the Purchaser’s organizational documents and the NYSE MKT rules and regulations, to the extent required pursuant to Applicable Law.

(b) Preferred Shares. The issuance of the Preferred Shares shall be exempt from registration, or shall have been appropriately registered or qualified, under applicable federal and state securities laws.

(c) Listing of Shares. The Common Shares and Conversion Shares shall have been approved for listing on the NYSE MKT, effective upon notice of issuance.

(d) Effectiveness of Registration Statement. The Registration Statement shall be declared effective under the Securities Act, and no stop order suspending the effectiveness of the Registration Statement shall have been issued by the SEC and no proceeding for that purpose shall have been initiated by the SEC and not concluded or withdrawn.

(e) No Adverse Decision. There shall be no action, suit, investigation or Proceeding pending or threatened by or before any court, arbitrator or administrative or Governmental Authority which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or any of the other Transaction Documents or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

(f) Participation Agreements and Joint Operating Agreements. Any material Participation Agreement or any Joint Operating Agreement to which Sellers or Seller Representative are a party shall still be in effect and shall not have been terminated, either by its own terms or through rejection in any bankruptcy filing, provided that if any such material Participation Agreement or any Joint Operating Agreement shall have been terminated, the Parties shall work in good faith to provide for the entry into a new agreement, or if such termination results in a Material Adverse Effect, negotiate a reduction in the Purchase Price to account for such termination.

4.2 Conditions to Purchaser’s Obligation to Complete the Acquisition. Purchaser’s obligation hereunder to purchase and pay for the Assets is subject to the satisfaction, on or before the Closing of the following conditions, any of which may be waived, in whole or in part, by Purchaser in its sole discretion, and Seller shall use its reasonable best efforts to cause such conditions to be fulfilled:

(a) Representations and Warranties Correct; Performance. The representations and warranties of Sellers contained in this Agreement (including as provided in ARTICLE V), herein and the exhibits and schedules hereto), the Sellers Disclosure Schedule and in each Transaction Document shall be true, complete and accurate when made and on, as of the date hereof and on the Closing. Sellers shall have duly and properly performed, complied with and observed their covenants, agreements and obligations contained in this Agreement and in each Transaction Document to be performed, complied with and observed on or before the Closing. The Purchaser shall have received a certificate(s) executed by each Seller to that effect.

(b) Purchase Permitted by Applicable Laws. The purchase of the Assets to be acquired by Purchaser hereunder shall not be prohibited by any Applicable Law or governmental regulation and shall not subject Purchaser or its Affiliates to any Tax (not otherwise expressly assumed by Purchaser under this Agreement, which obligation regarding Tax Liability shall be the sole obligation of Purchaser to confirm), penalty, Liability or other onerous condition under or pursuant to any Applicable Law or governmental regulation.

(c) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Sellers in connection with the transactions contemplated hereby and in each Transaction Document and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to Purchaser, and Purchaser shall have received all such information and such counterpart originals or certified or other copies of such documents as Purchaser may reasonably request.

(d) Sellers’ Closing Deliveries. Sellers shall have delivered, or caused to be delivered to Purchaser the following on or prior to the Closing Date, unless the delivery of which has been (i) waived by Purchaser; or (ii) this Agreement provides that the delivery of such will be made by the Seller subsequent to the Closing:

(i) resolutions of each Seller’s Board of Directors, Managers, Members or other governing Persons, as applicable, approving this Agreement and the transactions contemplated herein

(ii) the receipt by Purchaser of all lease information, geology, due diligence and title report information reasonably requested by the Purchaser from the Sellers and from the operator(s) of the Assets (“Lease Information”);

(iii) documents evidencing title to any Assets for which title or ownership documents exist and any other documentation as may be reasonably requested by Purchaser evidencing the purchase by Purchaser of the Assets (the “Title Documents”);

(iv) Assignments assigning title to the Assets from each of the Sellers to the Purchaser in the form of the Assignments attached hereto as Exhibits F-1 and F-2;

(v) a completed and executed Stock Registration Form in the form of Exhibit F hereto from each Seller receiving capital stock of Purchaser at the Closing and Tex Oak (the “Stock Registration Forms”);

(vi) copies of the [A] Assumed Contracts, [B] Surface Use Agreements; and [C] Records;

(vii) written and documented confirmation reasonably acceptable to the Purchaser of the Azar Debt Assumption;

(viii) documents evidencing the valid assignment and continuation in the name of Purchaser of any and all agreements, understandings or Contracts relating to the Assets, the operations of the Assets and the business of the Assets, including but not limited to the Assumed Contracts, if any, and including, but not limited to the Required Consents; and

(ix) all other materials, Consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Sellers at or before the Closing.

(e) Approvals and Consents. Sellers shall have duly obtained all authorizations, Consents, rulings, approvals, licenses, franchises, Permits and certificates, or exemptions therefrom, by or of all federal, state and local Governmental Authorities and non-governmental administrative or regulatory agencies having jurisdiction over the Parties hereto, this Agreement, the Assets, or the transactions contemplated hereby or in any of the other Transaction Documents.

(f) Purchaser Due Diligence. Purchaser shall have conducted due diligence and verified among other things, the rights and Liabilities associated with the Assets (the “Purchaser Due Diligence”). Sellers agree to afford to the officers and authorized representatives of Purchaser, reasonable access to the properties, books and records of the Sellers, as the case may be, in order that it may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Sellers and the Assets, and will furnish Purchaser with such additional financial and operating data and other information as to the Assets as the Purchaser shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a Party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other Party under this Agreement. The occurrence of any issues in the Purchaser Due Diligence will not be grounds for termination of this Agreement by Purchaser unless such issues in aggregate would constitute a Material Adverse Effect on the Sellers or the Assets, provided the Parties shall work in good faith to address any such issues which are raised by Purchaser. Notwithstanding the foregoing, no Seller shall be required to disclose any information to Purchaser if such disclosure would, in such Seller’s reasonable determination (i) jeopardize any attorney-client or other similar privilege or (ii) contravene any Applicable Law or fiduciary duty of Seller.

(g) Contractual Consent(s) to Assignment. All Consents required for the assignment to Purchaser of any Contract, instrument, commitment or agreement including the Assets and the Assumed Contracts, if any, shall have been obtained by Seller.

(h) Fairness Opinion. A Fairness Opinion shall have been rendered by Canaccord Genuity Inc. (the “Fairness Opinion”) to the Board of Directors of Purchaser as to the fairness, from a financial point of view, to the Purchaser and the stockholders of Purchaser of the structure and financial terms of the transactions contemplated by this Agreement to the effect that the purchase price payable to Sellers hereunder is fair from a financial perspective to the stockholders of Purchaser. The Parties agree that the total cost of the Fairness Opinion shall not exceed $175,000 unless otherwise agreed by the Purchaser and the Seller Representative, with the consent of the Required Sellers.

(i) Stockholder Approval Matters. The Stockholder Approval Matters shall have been approved by the Stockholders of the Purchaser.

(j) Silver Star Consent. The Purchaser shall have obtained the Consent of Silver Star for the transactions contemplated herein.

(k) Fund Raise. The Purchaser shall have raised sufficient funding to allow the payment of the Cash Consideration to the Sellers either through the sale of debt or equity.

(l) No Outstanding Disclosure Objection Issues. Any and all issues or objections raised by Purchaser in any Initial Disclosure Objection Notice or Disclosure Objection Notice shall have been satisfied or addressed to the reasonable discretion of the Purchaser.

4.3 Conditions to the Obligation of Sellers to Complete the Acquisition. The obligation of the Sellers to consummate the transactions contemplated hereby, to sell the Assets to the Purchaser, and the obligations of the Sellers under the other Transaction Documents, is subject to the fulfillment of the following conditions on or prior to the Closing, any of which may be waived, in whole or in part, by the Seller Representative, with the consent of the Required Sellers, in their sole discretion, and Purchaser shall use its best efforts to cause such conditions to be fulfilled:

(a) Representations and Warranties Correct; Performance. The representations and warranties of Purchaser in this Agreement (including as provided in ARTICLE VI herein and the exhibits and schedules hereto), the Purchaser Disclosure Schedule and the other Transaction Documents shall be true, complete and accurate when made on and as of the Closing. Purchaser shall have duly and properly performed, complied with and observed each of its covenants, agreements and obligations contained in this Agreement and the other Transaction Documents to be performed, complied with and observed on or before the Closing. Purchaser shall have delivered to Seller Representative a certificate signed by Purchaser, dated as of Closing, to such effect.

(b) Purchase Permitted by Applicable Laws. The purchase of and payment for the Assets to be delivered by Seller hereunder shall not be prohibited by any Applicable Law or governmental regulation.

(c) Proceedings; Receipt of Documents. All corporate and other proceedings taken or required to be taken by Purchaser in connection with the transactions contemplated hereby and the other Transaction Documents and all documents incident thereto shall have been taken and shall be reasonably satisfactory in form and substance to Seller Representative, and Seller Representative shall have received all such information and such counterpart originals or certified or other copies of such documents as Seller Representative may reasonably request on behalf of the Sellers.

(d) Purchaser’s Closing Deliveries. Purchaser shall have delivered, or caused to be delivered to Sellers the following on or prior to the Closing Date, unless the delivery of which has been (i) waived by the Seller Representative with the consent of the Required Sellers; or (ii) this Agreement provides that the delivery of such will be made by the Purchaser subsequent to the Closing:

(i) resolutions of the Purchaser’s Board of Directors approving this Agreement, the other Transaction Documents and the transactions contemplated herein and therein;

(ii) the Cash Consideration;

(iii) certificates evidencing the Common Shares issuable to each applicable Seller in the amount set forth on Exhibit C;

(iv) certificates evidencing the Preferred Shares issuable to RAD2 Minerals and Tex Oak;

(v) confirmation of the filing with the Secretary of State of Nevada of the Series B Designation;

(vi) executed Debt Assumption Agreements; and

(vii) all other materials, Consents, agreements, schedules, documents and exhibits required by this Agreement to be delivered by Purchaser at or before the Closing.

(e) No Adverse Decision. There shall be no action, suit, investigation or Proceeding pending or threatened by or before any court, arbitrator or administrative or Governmental Authority which seeks to restrain, enjoin, prevent the consummation of or otherwise affect the transactions contemplated by this Agreement or the other Transaction Documents or questions the validity or legality of any such transactions or seeks to recover damages or to obtain other relief in connection with any such transactions.

(f) Sellers Due Diligence. Sellers shall have conducted due diligence and verified the assets, Liabilities and capital structure of the Purchaser (the “Sellers Due Diligence”). Purchaser agrees to afford to the officers and authorized representatives of Seller Representative, reasonable access to the properties, books and records of the Purchaser, as the case may be, in order that it may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Purchaser, and will furnish Sellers with such additional financial and operating data and other information as the Sellers shall from time to time reasonably request. Any such investigation and examination shall be conducted at reasonable times and under reasonable circumstances, and each party hereto shall cooperate fully therein. No investigation by a Party hereto shall, however, diminish or waive in any way any of the representations, warranties, covenants or agreements of the other Party under this Agreement. The occurrence of any issues in the Sellers Due Diligence shall not be grounds for termination of this Agreement by Sellers unless such issues in aggregate would constitute a Material Adverse Effect on the Purchaser, provided the Parties shall work in good faith to address any such issues which are raised by Sellers. Notwithstanding the foregoing, Purchaser shall not be required to disclose any information to Sellers if such disclosure would, in such Purchaser’s reasonable determination (i) jeopardize any attorney-client or other similar privilege or (ii) contravene any Applicable Law or fiduciary duty of Seller.

(g) Total Outstanding Shares of Purchaser Common Stock. Purchaser will have no more than 1,600,000 outstanding shares of Common Stock at Closing.

(h) Sellers Percentage Ownership of Purchaser. Sellers’ total percentage of the outstanding Common Stock and each series of the Purchaser’s Preferred Stock immediately after Closing will be not less than 80% of such class of capital stock on a fully diluted basis.

(i) Increase in Board of Directors of Purchaser and Sellers Director Appointment Rights. The Purchaser’s Board of Directors shall have taken action prior to Closing to increase the number of members of the Purchaser’s Board of Directors to six (6) members and to appoint three (3) Persons nominated to the Board of Directors of the Purchaser by the Seller Representative with the approval of the Required Sellers, effective at Closing, so that immediately effective upon Closing, the Board of Directors of Purchaser will consist of six (6) members, including three (3) members nominated by the Seller Representative with the approval of the Required Sellers (the “Seller Nominees”). The Board of Directors of Purchaser shall have the right to make a determination as to the ability of each Seller Nominee to serve as a member of the Board of Directors of the Purchaser, and whether the appointment of such nominee is in the best interests of the stockholders of the Purchaser, and shall not be required to appoint any Person as a member of the Board of Directors, if the Board of Directors, in their reasonable discretion and consistent with their fiduciary duties to the stockholders of the Purchaser, believe such appointment would not be in the best interests of the stockholders of the Purchaser. However, in each instance where the Board of Directors determines as set forth above that the appointment of a Seller Nominee is not in the best interest of the stockholders of Purchaser, Seller Representative with the approval of the Required Sellers, shall nominate a replacement Seller Nominee (each a “Seller Replacement Nominee”) for consideration by the Board of Directors of Purchaser. Seller Representative, with the approval of the Required Sellers, may nominate such additional Seller Replacement Nominees from time to time until such time as three (3) Seller Nominees or Seller Replacement Nominees have been appointed to the Board of Directors of Purchaser. Additionally, the Seller Nominees shall include such number of ‘independent’ directors (as determined both prior to and subsequent to Closing) as may be required pursuant to applicable NYSE MKT rules and regulations in order that the Purchaser, after the appointment of such Seller Nominees, continues to remain in compliance with applicable rules and regulations of the NYSE MKT, including those rules and regulations requiring certain minimum numbers of ‘independent’ directors. If necessary and deemed required, the Purchaser shall file a Schedule 14f-1 with the SEC in connection with the change in the composition of its Board of Directors. On or prior to the sixth (6th) month anniversary of the Closing, one of Purchaser’s pre-Closing Directors will resign from the Board of Directors of the Purchaser.

(j) Stockholder Approval Matters. The Stockholder Approval Matters shall have been approved by the Stockholders of the Purchaser. Either immediately prior to Closing, or immediately thereafter, with the approval of the Seller Representative, which shall not be unreasonably withheld, delayed or conditioned.

(k) Listing on NYSE MKT. The Purchaser shall have obtained approval from the NYSE MKT, if necessary or required, for the continued listing of the Common Stock on the NYSE MKT following the Closing (the “Continued Listing”) and taken whatever action necessary to confirm such Continued Listing following the Closing.

(l) Debt Assumption. The Purchaser shall have entered into a loan transaction with International Bank of Commerce, or the current holders of the Sellers’ Debt (the “Debt Assumption Agreements”), pursuant to which $31,500,000 of the Sellers’ Debt will be paid by a new loan from International Bank of Commerce to Purchaser and Purchaser will have raised the Cash Consideration due at Closing (collectively, the “Debt Assumption”). The terms of the Debt Assumption and Debt Assumption Agreements shall be acceptable to Purchaser, the guarantors of the subject debt, any other party primarily or secondarily liable on such debt, and any grantors of liens securing such debt, in their reasonable discretion. Without limiting the meaning of “reasonable discretion”, for avoidance of doubt, it shall be within the reasonable discretion of the guarantors of the subject debt, any other party primarily or secondarily liable on such debt, and any grantors of liens securing such debt: (1) to require that the Debt Assumption Agreements contain a provision allowing such Persons to purchase the loan described above in the event of default of such loan; and (2) to require that the collateral for the new loan not include any assets of RAD2 Mineral that may be encumbered by liens held by others than International Bank of Commerce.

(m) No Preferred Stock other than Series B Preferred Stock. The Purchaser shall not have any issued or outstanding Preferred Stock other than the Series B Preferred Stock.

(n) No Outstanding Disclosure Objection Issues. Any and all issues or objections raised by Seller Representative in any Initial Disclosure Objection Notice or Disclosure Objection Notice shall have been satisfied or addressed to the reasonable discretion of the Seller Representative.

(o) Silver Star Consent. The Purchaser shall have obtained the Consent of Silver Star for the transactions contemplated herein on such terms and conditions as are reasonably acceptable to Sellers, to the extent required and necessary.

(p) Silver Star Debt. The terms and conditions of any refinancing or other agreements concerning the debt owed by Purchaser to Silver Star as described in Section 1.1(bbb) shall be reasonably acceptable to Sellers.

(q) No Change in Purchaser’s Governing Documents. There have been no changes in Purchaser’s Articles of Incorporation, Bylaws, or other governing documents (“Purchaser’s Governing Documents”) since the date of this Agreement and the Closing Date, other than those changes contemplated by this Agreement.

ARTICLE V.
REPRESENTATIONS AND WARRANTIES OF SELLERS

Each Seller, individually, and not severally or jointly, represents and warrants on the date hereof and the Closing Date that the following representations and warranties are true and correct, except as set forth in a disclosure schedule delivered to the Purchaser by the Sellers or the Seller Representative (the “Sellers Disclosure Schedule”, which shall include not only those schedules deliverable pursuant to this ARTICLE V, but also any schedule deliverable by Sellers pursuant to any provision of this Agreement) within twenty (20) days of the execution of this Agreement (unless such date is extended in the sole discretion of the Purchaser)(the “Seller Disclosure Schedule Deadline”) by the Sellers, which shall be arranged in sections corresponding to the numbered sections of this ARTICLE V, it being agreed that disclosure of any item on the Sellers Disclosure Schedule shall be deemed disclosure with respect to all Sections of this Agreement if the relevance of such item is reasonably apparent from the face of the Seller Disclosure Schedule:

5.1 Organization and Good Standing. Seller, if an entity, is duly organized, validly existing and in good standing under the laws of its state of formation and is in good standing as a foreign entity in each other jurisdiction where Assets are owned, leased or operated or the business conducted by it requires such qualification, except where the failure to so qualify would not result in a Material Adverse Effect on Seller. Each Seller has the power and authority to conduct all of the activities conducted by it as such powers relate to the Assets and to own or lease all of the Assets owned or leased by it.

5.2 Authorization. This Agreement has been duly authorized, executed and delivered by Seller, and this Agreement is the legal, valid and binding obligation of Seller, enforceable against Seller in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other Laws affecting the enforcement of creditors’ rights generally and by principles of equity.

5.3 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement or any Transaction Document which the Seller is party, nor the consummation of the transactions contemplated hereby or thereby will violate, conflict with or result in a breach of or constitute a default under (a) or result in the termination or the acceleration of, or the creation in any Person of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any indenture, Contract, lease, sublease, loan agreement, note or other obligation or Liability (each, a “Seller Contract”) to which Seller is a party or by which it is bound, (b) any provision of the certificate of incorporation (or other formation documents, as applicable) or bylaws of Seller, (c) any judgment, Order, decree, rule or regulation of any Governmental Authority to which Seller or Seller’s business is subject or (d) any Applicable Laws or regulations. There is no (with or without the lapse of time or the giving of notice or both) violation or default or, to the Knowledge of Seller, threatened violation or default of or under any Seller Contract.

5.4 Consents. No Consent is required to be made or obtained by Seller in connection with the execution and delivery of this Agreement or the other Transaction Documents to which the Seller is a party, or the consummation by Seller of the transactions contemplated herein or therein, except for such Consents, the failure of which to obtain, would not constitute a Material Adverse Effect on Seller.

5.5 Corporate Authority. Seller, if an entity, has full authority to execute and to perform this Agreement and the other Transaction Documents to which the Seller is a party in accordance with its and their terms and the execution and delivery of this Agreement and the other Transaction Documents to which the Seller is a party, and, the consummation of the transactions contemplated hereby and thereby have been duly authorized, no further authorization or approval, whether of the Board of Directors, Managers, members or stockholders of Seller or of Governmental Authorities or otherwise, is necessary in order to enable Seller to enter into and perform the same; and this Agreement and the other Transaction Documents to which the Seller is a party constitutes a valid and binding obligation enforceable against Seller in accordance with its and their terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other Laws affecting the enforcement of creditors’ rights generally and by principles of equity.

5.6 Compliance With Laws. To Seller’s Knowledge, the Assets are not in violation of any Laws, governmental Orders, rules or regulations, whether federal, state or local, which may have a Material Adverse Effect as to the Assets. Seller has not received notice of any violation of any Law, or any potential Liability under any Law, relating to the operation or use of the Assets, and Seller has no Knowledge of any such violation or potential Liability.

5.7 Assumed Contracts. Seller is not in default under any Assumed Contracts, if any, and each such Assumed Contract is a valid agreement, in full force and effect and enforceable in accordance with its terms. Each such Assumed Contract shall be validly assigned to and assumed by Purchaser as required in order to remain in full force and effect and enforceable in accordance with its terms after the consummation of the transactions contemplated by this Agreement. All payments due from Seller thereunder have been made in accordance with the terms of such agreement. There are no disputes or suits or actions at law or otherwise threatened, to the Knowledge of the Seller, or pending thereunder and such agreements are the only agreements or arrangements of this nature. True, complete and correct copies of each such Assumed Contracts have been supplied to Purchaser prior to the date hereof and/or will be supplied to Purchaser prior to the Closing.

5.8 Litigation. To Seller’s Knowledge, except as disclosed on Schedule 5.8, there are no actions, suits, Proceedings or investigations (including any purportedly on behalf of Seller) pending or, threatened against or affecting the Seller’s Assets; Seller is not operating under, subject to, in violation of or in default with respect to, any judgment, Order, writ, injunction or decree of any court or federal, state, municipal or other governmental department, commission, board, agency or instrumentality domestic or foreign in connection with the Seller’s Assets. No inquiries have been made directly to Seller by any Governmental Authority which might form the basis of any such action, suit, Proceeding or investigation, or which might require Seller to undertake a course of action which would involve any expense in connection with the Seller’s Assets.

5.9 Taxes. Seller has filed, or caused to be filed, or will cause to be filed, with the appropriate U.S. federal, state, local and foreign governmental agencies all required Tax and Tax Returns. Seller does not have any Liability, contingent or otherwise, for any Taxes, excise Taxes, assessments, charges, penalties or interest, including, without limitation, any which may arise as a result of the Acquisition (but not including sales Taxes, if any, payable as a result of the sale of the Assets as contemplated by this Agreement), other than amounts adequately reserved for. Seller has not received directly or indirectly notice of, nor is it otherwise aware of any Tax audit or examination; Seller is not a party directly or indirectly to any action or Proceeding by any Governmental Authority for assessment or collection of Taxes, excise taxes, charges, penalties or interest in connection with the Assets, nor has any Claim for assessment and collection been asserted against Seller directly or indirectly in connection with the Assets; nor has Seller executed a waiver of any statute of limitations with respect thereto. Seller has not received notices and is not otherwise aware of any deficiencies, adjustments or changes in assessments with respect to any such Taxes in connection with the Assets. No extensions of time are in effect for the assessment of deficiencies for such Taxes associated with the Assets in respect of any period.

5.10 No Untrue Representation or Warranty. To Seller’s Knowledge, no representation or warranty of Seller contained in this Agreement or any Transaction Document to which the Seller is a party, or any attachment, written statement, schedule, exhibit, certificate or instrument furnished or to be furnished to Purchaser by Seller pursuant hereto, or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact, or omits or will omit to state any material fact necessary to make the statements contained herein or therein not misleading.

5.11 Environmental Matters. To Seller’s Knowledge, the operations of the Assets are currently and have been in compliance in all material respects with all applicable Environmental Laws and all licenses and Permits issued pursuant to Environmental Laws or otherwise. Seller has not received any written communication alleging either that it or the Assets may be in violation of any Environmental Law or that it may have any Liability under any Environmental Law. The Seller Representative has made available to the Purchaser any and all material Permits, spill reports and notifications from any Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality held, prepared or received, as applicable, by Seller in connection with the Seller’s Assets, at any time during the past three (3) years with respect to the generation, treatment, storage and disposition by Seller of Hazardous Materials. Seller has not received any written notice, whether from a Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality, citizens group, employee or otherwise, that alleges that Seller’s Assets are not in compliance with any Environmental Law, and, to the Knowledge of Purchaser, there are no circumstances that may prevent or interfere with Seller’s Assets compliance with any Environmental Law in the future. To the Knowledge of Seller: (a) no current or prior owner of the Seller’s Assets has received since January 1, 2014 any written notice or other communication relating to the Seller’s Assets, whether from a Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality, citizens group, employee or otherwise, that alleges that such current or prior owner or Seller are not in compliance with or violated any Environmental Law relating to such Seller’s Assets and (b) Seller does not have any material Liability under any Environmental Law. Seller is not aware of any ongoing environmental corrective action or remediation action on Seller’s Assets.

5.12 Certain Business Practices. Neither Seller nor any of its directors, employees or officers, and to Seller’s Knowledge, no agents, consultants or distributors engaged by Seller (a) have used or are using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) have used or are using any corporate funds for any direct or indirect unlawful payments to any official or employee of a foreign or domestic Governmental Authority, (c) have violated or are violating any provision of the US Foreign Corrupt Practices Act of 1977, as amended (including the rules and regulations issued thereunder) or any other Law, rule, regulation, or other legally binding measure of any jurisdiction that relates to bribery or corruption (collectively, “Anti-Bribery Laws”), (d) have established or maintained, or are maintaining, any unlawful fund of corporate monies or other properties, (e) have made any bribe, unlawful rebate, unlawful payoff, influence payment, kickback or other unlawful payment of any nature in furtherance of an offer, payment, promise to pay, authorization, or ratification of the payment, directly or indirectly, of any gift, money or anything of value to any official or employee of a foreign or domestic Governmental Authority to secure any improper advantage (within the meaning of such term under any applicable Anti-Bribery Law) or to obtain or retain business, or (f) have otherwise taken any action that has caused, or would reasonably be expected to cause Seller to be in violation of any applicable Anti-Bribery Law. Seller has established and maintains a compliance program, internal controls and procedures appropriate for compliance with the Anti-Bribery Laws.

5.13 Title to Assets.

(a) Seller has good and marketable title to all of Seller’s Assets and the full right and power to transfer Seller’s Assets, except as provided in Schedule 5.13, and subject to the Exceptions to Conveyance and Warranty as contained in the Assignments. Except as disclosed herein, and except as provided in Schedule 5.13, and except as to the Assumed Liabilities, Seller’s Assets are owned by Seller free and clear of all mortgages, pledges, Liens, security interests, Encumbrances, conditional sale agreements, charges, Claims and restrictions of any kind and nature whatsoever; and Purchaser will acquire good and valid title to the Assets free and clear of all mortgages, pledges, Liens, security interests, Encumbrances, conditional sale agreements, charges, Claims and restrictions of any kind and nature whatsoever, except for the Permitted Encumbrances and except as expressly limited in the Assignments;

(b) Neither Seller nor its Affiliates have previously sold the Seller’s Assets or provided any Person rights to ownership of the Seller’s Assets; and

(c) Seller has no present or future obligation or requirement to compensate any Person with respect to any of the Seller’s Assets, whether by the payment of royalties or not, or whether by reason of the ownership, use, license, lease, sale or any commercial use or any disposition whatsoever of any of the Seller’s Assets, except those obligations contained in the Assumed Contracts, if any.

(d) Any failure by Seller to comply with the terms of this Section 5.13 shall be deemed an Asset Defect subject to Section 2.6 hereof, whether such failure occurs prior to or after Closing, and the Sellers shall take whatever action necessary or requested by Purchaser to effect any necessary adjustment to the Purchase Price whether prior to or after Closing.

(e) The only debt currently encumbering the Assets is set forth on Schedule 5.13 (the “Sellers’ Debt Schedule”). All of Sellers’ Debt is validly outstanding and duly owed by the Sellers.

5.14 AFEs and Other Commitments. Except as provided in Schedule 5.14, as of the date of this Agreement and the Closing Date, there were no and will be no authorizations for expenditures, capital expenditures related to the drilling or reworking of wells, or other commitments for capital expenditures outstanding with respect to the Assets in excess of $1,000,000.00 (net to all Sellers’ interests).

5.15 Well Status; Plugging and Abandonment. Except as set forth on Schedule 5.15, since January 1, 2014, Seller has not abandoned, and is not in the process of abandoning, any wells associated with the Seller’s Assets (nor has it removed, nor is it in the process of removing, any material items of personal property, except those replaced by items of substantially equivalent suitability and value). Except as provided in Schedule 5.15, there are no wells associated with the Seller’s Assets:

(a) with respect to which Seller has received an Order requiring that such well be plugged and abandoned that has not been plugged and abandoned;

(b) that formerly produced in connection with Seller’s operations but that are currently shut in or temporarily abandoned or, to Seller’s Knowledge, that formerly produced in connection with operations by third parties but that are currently shut in or temporarily abandoned; or

(c) that have been plugged and abandoned by Seller or, to Seller’s Knowledge, by third parties but have not been plugged in accordance with all applicable requirements of each Governmental Authority having jurisdiction over the well.

5.16 Current Bonds. Schedule 5.16 contains a list of all surety bonds, letters of credit and other similar instruments maintained by Seller or any of its Affiliates with respect to the Seller’s Assets.

5.17 Non-Consent Operations. Except as provided in Schedule 5.17, and to Seller’s Knowledge, no operations are being conducted or have been conducted with respect to the Seller’s Assets as to which Seller has elected to be a nonconsenting party under the terms of the applicable operating agreement and with respect to which Seller has not yet recovered its full participation.

5.18 Brokers; Investment Bankers. No broker, or investment banker or other Person is entitled to any broker’s, finder’s or other similar fee or commission in connection with the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Sellers, except for Roth Capital Partners, who has been engaged by and will be paid solely by Sellers.

5.19 Data Room; Information Supplied. To Seller’s Knowledge, all copies of and originals of all information, documents, financial statements, agreements and materials provided by Seller (including its Representatives, legal counsels and accountants) to the Purchaser, its Affiliates or Representatives (the “Seller Provided Materials”), as part of the due diligence process leading up to the Parties’ entry into this Agreement were (a) accurate and complete when provided and as of the date of this Agreement; and (b) did not contain any untrue statement of a material fact, or omit to include any material fact necessary to make the materials provided not misleading. The Seller acknowledges that the Purchaser (and its Affiliates) are relying on the accuracy and completeness of such Seller Provided Materials in connection with its decision to enter into this Agreement and to consummate the transactions contemplated herein.

5.20 Independent Investigation. Seller and its Representatives have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) and assets of the Purchaser, and Seller acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents, of the Purchaser for such purpose. Seller acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Seller has relied solely upon its own investigation and the express representations and warranties of the Purchaser set forth in this Agreement and the Purchaser Provided Materials; and (b) neither Purchaser nor any other Person has made any representation or warranty as to the Purchaser, the Common Shares or this Agreement, except as expressly set forth in this Agreement and the schedules hereto.

5.21 Proxy Statement and Registration Statement Information. None of the information supplied or to be supplied by Sellers or their Representative to the Purchaser for inclusion in the Proxy Statement or Registration Statement or any amendment or supplement thereto will contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.22 No Untrue Representation or Warranty. To Seller’s Knowledge, no representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to Purchaser or its Representations pursuant hereto, or in connection with the transactions contemplated hereby, contains any known untrue statement of a material fact, or omits to state any known material fact necessary to make the statements contained herein or therein not misleading.

5.23 Confirmation of Cash Consideration Breakdown; Common Shares Breakdown; and Preferred Shares. Each Seller acknowledges and agrees to the Cash Consideration Breakdown and Common Shares Breakdown and agrees that such breakdowns and distribution and the distribution of the Purchase Price in general is fair to the Seller. Each Seller waives and releases any requirement for the Purchaser to make a pro rata distribution of the Common Shares, Cash Consideration or Preferred Shares to the Seller, and instead agrees to be bound for all purposes by the Cash Consideration Breakdown and Common Shares Breakdown and, except for RAD2 Minerals, which will be receiving such Preferred Shares at the Closing as described in Section 2.5(c), releases any rights whatsoever to the Preferred Shares or any interest therein.

5.24 Financial Statements. Using commercially reasonable efforts, Sellers shall assist Purchaser and its accountants and auditors in preparing audited and unaudited financial statements as required by Regulation S-X and as required and requested from time to time by the SEC and the SEC’s rules and requirements for inclusion in the Proxy Statement and any and all other filings with the SEC that such financial statements are required to be included in, and shall further supply the Purchaser all information, reports, documentation and financial information reasonably requested in connection therewith.

5.25 Bankruptcy. There are no bankruptcy, reorganization or arrangement Proceedings pending, being contemplated by or to the Knowledge of Seller threatened against Seller.

5.26 Good Faith Assistance with Purchaser Due Diligence. Sellers shall work with the Purchaser in good faith to address and reasonably cure any issues which arise in the Purchaser Due Diligence.

5.27 Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE V, no Seller nor any other Person makes any other express or implied representation or warranty on behalf of Sellers or any of their Affiliates in connection with this Agreement or the transactions contemplated hereby.

5.28 As Is Conveyance.   Except as otherwise provided herein, the Assets will be conveyed AS IS and WITH ALL FAULTS. The Assignments will contain the disclaimer set forth below (the “Disclaimer”). The Seller Representative acknowledges that nothing in the Disclaimer will limit or terminate any liability such Seller Representative may have pursuant to ARTICLE XII hereof in connection with any Environmental Liabilities attributable to the Seller Ownership Period (each as defined in Section 12.1 hereof):

This Assignment is made on an “AS IS”, “WHERE IS” and “WITH ALL FAULTS” basis.  Except as specifically represented in this Assignment or in the Agreement, Assignee acknowledges that it is not relying upon any representation, statement or other assertion with respect to the condition of the Assets, but is relying upon its examination of the Assets.  Except for the representations expressly made herein or in the Agreement, Assignor has not made, and does not make any representations, warranties or covenants of any kind or character whatsoever, whether express or implied, with respect to the quality or condition of the Assets, the suitability of the Assets for any and all activities and uses which Assignee may conduct thereon, or of the HABITABILITY, MERCHANTABILITY, or FITNESS FOR A PARTICULAR PURPOSE, OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.  FURTHER, EXCEPT AS MAY BE CONTAINED IN THE AGREEMENT, ASSIGNOR DISCLAIMS ANY WARRANTIES OR REPRESENTATIONS CONCERNING DESIGN, QUALITY, PRODUCTIVE CAPACITY, RESERVES OF HYDROCARBONS, FOOTAGE, PHYSICAL CONDITION, OPERATION, COMPLIANCE WITH SPECIFICATION, ABSENCE OF LATENT DEFECTS, OR COMPLIANCE WITH LAWS AND REGULATIONS (INCLUDING, WITHOUT LIMITATION, THOSE RELATING TO HEALTH, SAFETY AND THE ENVIRONMENT) OR ANY OTHER MATTER AFFECTING OR RELATED TO THE ASSETS.  ASSIGNEE HEREBY FURTHER ACKNOWLEDGES THAT ASSIGNOR HAS NOT MADE, DOES NOT MAKE AND SPECIFICALLY DISCLAIMS ANY WARRANTIES AS TO PRODUCTIVE CAPACITY, CONDITION OF THE EQUIPMENT, HYDROCARBON RESERVES OR GEOLOGY OF THE ASSETS AND AS TO INCOME TO BE DERIVED FROM THE ASSETS. WITHOUT LIMITING THE FOREGOING, BUT EXCEPT AS MAY BE CONTAINED IN THE AGREEMENT, ASSIGNOR DOES NOT AND HAS NOT MADE ANY WARRANTIES REGARDING THE PRESENCE OR ABSENCE OF ANY HAZARDOUS MATERIALS (AS DEFINED IN THE AGREEMENT) ON, UNDER OR ABOUT THE ASSETS OR THE COMPLIANCE OR NON-COMPLIANCE OF THE ASSETS WITH ANY STATUTE, LAW, ORDINANCE, CODE, RULE, REGULATION, ORDER OR DECREE REGULATING, RELATING TO OR IMPOSING LIABILITY (INCLUDING STRICT LIABILITY) OR STANDARDS OF CONDUCT CONCERNING ANY HAZARDOUS MATERIALS. ASSIGNEE ACKNOWLEDGES THAT ASSIGNEE HAS INSPECTED THE ASSETS AND ACCEPTS THE ASSETS “AS IS”, “WHERE IS” AND “WITH ALL FAULTS”.

ARTICLE VI.
REPRESENTATIONS AND WARRANTIES OF PURCHASER

Purchaser represents and warrants to each of the Sellers on the date hereof and on the Closing Date that the following representations and warranties are true and correct, except as disclosed in the SEC Reports and except as set forth in a disclosure schedule delivered to the Sellers or the Seller Representative by the Purchaser (the “Purchaser Disclosure Schedule”, which shall include not only those schedules deliverable pursuant to this ARTICLE VI, but also any schedule deliverable by Purchaser pursuant to any provision of this Agreement, and together with the Sellers Disclosure Schedule, shall be defined herein each as a “Disclosure Schedule”) within twenty (20)  days of the execution of this Agreement by the Purchaser (unless such date is extended in the sole discretion of the Seller Representative)(the “Purchaser Disclosure Schedule Deadline” and together with the Seller Disclosure Schedule Deadline, the “Disclosure Schedule Deadlines”), which shall be arranged in sections corresponding to the numbered sections of this ARTICLE VI, it being agreed that disclosure of any item on the Purchaser Disclosure Schedule shall be deemed disclosure with respect to all Sections of this Agreement if the relevance of such item is reasonably apparent from the face of the Purchaser Disclosure Schedule:

6.1 Organization, Good Standing and Qualification. Purchaser is validly existing and in good standing under the Laws of the state of Nevada and has all requisite corporate or similar power and authority to own and operate its material properties and assets and to carry on its business as currently conducted in all material respects and is qualified to do business and is in good standing in each jurisdiction where the ownership or operation of its properties and assets or the conduct of its business requires such qualification, except where the failure to be so qualified or be in good standing would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Purchaser.

6.2 Capital Structure.

(a) As of the date of this Agreement, the authorized share capital of Purchaser consisted of (a) 100,000,000 shares of Common Stock, of which 1,465,238 shares were issued and outstanding and (b) 10,000,000 shares of preferred stock, $0.001 par value per share (“Preferred Stock”), of which (i) 2,000 shares of Preferred Stock have been designated as Series A Convertible Preferred stock and of which 500 shares were issued and outstanding, and (ii) 3,000 shares of Preferred Stock have been designated as Series B Convertible Preferred Stock and of which no shares were issued and outstanding. All of the issued and outstanding shares of Common Stock have been duly authorized and are validly issued, fully paid and non-assessable. All Common Shares which are to be issued pursuant to the Acquisition have been duly authorized and will be, when issued in accordance with the terms of this Agreement, validly issued, fully paid and non-assessable and are not subject to any preemptive or similar right.

(b) As of the date of this Agreement, no shares of the Purchaser’s Common Stock are held in treasury by Purchaser, 254,545 shares of Common Stock are reserved for issuance in connection with the exercise of outstanding options and warrants and approximately 426,680 shares of Common Stock are reserved for issuance in connection with the exercise of convertible securities (collectively, the “Purchaser Convertible Securities”).

(c) Except as disclosed on Schedule 6.2, there are no outstanding subscriptions, options, calls, Contracts, commitments, understandings, restrictions, arrangements, rights or warrants, including any right of conversion or exchange under any outstanding security, instrument or other agreement and also including any rights plan or other antitakeover agreement, obligating Purchaser to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of the capital stock of Purchaser or obligating Purchaser to grant, extend or enter into any such agreement or commitment and there are no outstanding stock appreciation rights or similar derivative securities or rights of Purchaser. There are no voting trusts, irrevocable proxies or other agreements or understandings to which Purchaser is a party or is bound with respect to the voting of any shares of Common Stock to the Knowledge of the Purchaser.

(d) Purchaser does not own, directly or indirectly, any capital stock of, or other equity or voting interests in, any entities, other than CATI Operating, LLC, a Texas limited liability company (“SPV”) which is wholly-owned by Purchaser. Purchaser has transferred substantially all of its assets, including the Purchaser Oil and Gas Properties, and senior debt obligations, to SPV as of the date of this Agreement, which obligations are non-recourse from the Purchaser itself.

(e)  Immediately following the Closing, the capital structure of Purchaser shall be as set forth in Exhibit G.

6.3 Corporate Authority.

(a) Purchaser has all requisite corporate power and authority and has taken all corporate action necessary in order to execute, deliver and perform its obligations under this Agreement and the other Transaction Documents to which it is a party and to consummate the transactions contemplated hereby and thereby, subject to the stockholders of the Purchaser approving the Stockholder Approval Matters, the approval of the NYSE MKT of the transactions contemplated herein and in the other Transaction Documents, where applicable, the approval of the Board of Directors of, and the filing of, the Series B Designation with the Secretary of State of Nevada, the Registration Statement being declared effective by the SEC, and where applicable the approval of the SEC. This Agreement has been duly executed and delivered by Purchaser, and, assuming the due authorization, execution and delivery by Sellers is a valid and legally binding agreement of Purchaser, enforceable against Purchaser in accordance with its terms, except to the extent that enforceability may be limited by bankruptcy, insolvency, fraudulent transfer, moratorium and other Laws affecting the enforcement of creditors’ rights generally and by principles of equity.

(b) Purchaser has taken all required actions under corporate law to approve and adopt this Agreement and the other Transaction Documents to which it is a party and the transactions contemplated hereby and thereby.

(c) Purchaser’s Board of Directors, by resolutions duly adopted by unanimous vote at a meeting of all directors of Purchaser duly called and held or via a written consent of all directors, and, as of the date hereof, not subsequently rescinded or modified in any way, has, as of the date hereof (i) approved this Agreement, the other Transaction Documents, to which the Purchaser is a party, the Acquisition, and the other material transactions and agreements contemplated herein, and has determined that this Agreement, the other Transaction Documents, the Acquisition, and the other material transactions and agreements contemplated herein, the transactions contemplated hereby and thereby, are fair to, and in the best interests of Purchaser’s stockholders; and (ii) resolved to recommend that Purchaser’s stockholders approve the Stockholder Approval Matters and directed that such matters be submitted for consideration of the stockholders of Purchaser at the Stockholders’ Meeting; in all cases subject to receipt by Purchaser of the Fairness Opinion and the Right to Withdraw the Recommendation as described in Section 8.6(c).

(d) Except for (i) the filing with the SEC of the Proxy Statement and the Registration Statement and applicable filings pursuant to the Exchange Act, including the filing with the SEC of Purchaser’s Proxy Statement, (ii) the filing of a Current Report on Form 8-K with the SEC within four Business Days after the execution of this Agreement and on the Closing Date, (iii) the filing of a Certificate of Amendment to the Purchaser’s Articles of Incorporation with the Secretary of State of Nevada to effect the Amendments to the Articles of Incorporation and the approval of the Series B Designation by the Board of Directors and the filing of the Series B Designation with the Secretary of State of Nevada; and (iv) such approvals as may be required under applicable state securities or “blue sky” laws or the rules and regulations of the NYSE MKT and the consent of Silver Star (to the extent necessary and required), no declaration, filing or registration with, or notice to, or authorization, Consent or approval, ratification or permission of, any Governmental Authority or authority or other Person is necessary for the execution and delivery of this Agreement or the other Transaction Documents to which the Purchaser is a party, by Purchaser, or the consummation by Purchaser of the transactions contemplated hereby, other than such Consents which, if not made or obtained, as the case may be, would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser and would not prevent or materially delay the consummation of the Acquisition.

6.4 Governmental Filings; No Violations.

(a) Other than any reports, filings, registrations, approvals and/or notices (i) required to be made under the Securities Act, the Exchange Act or state securities and “blue sky” laws, and (ii) required to be made with the NYSE MKT (items (i) and (ii), the “Required Statutory Approvals”), no notices, reports, registrations or other filings are required to be made by Purchaser with, nor are any Consents, registrations, approvals, Permits or authorizations required to be obtained by Purchaser from, any Governmental Authority, in connection with the execution and delivery by Purchaser of this Agreement or the other Transaction Documents to which the Purchaser is a party and the consummation by Purchaser of the transactions contemplated hereby and thereby, except for those that the failure to make or obtain would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on Purchaser.

(b) The execution, delivery and performance of this Agreement and any Transaction Document to which it is a party by Purchaser does not, and the consummation by Purchaser of the transactions contemplated hereby and thereby will not, constitute or result in (i) a breach or violation of, or a default under, the Articles of Incorporation or Bylaws of Purchaser, (ii) a breach or violation of, or a default under, the acceleration of any obligations, the loss of any right or benefit or the creation of an Encumbrance on the assets of Purchaser (with or without notice, lapse of time or both) pursuant to any material agreement or Contract binding upon Purchaser or any Law or governmental or non-governmental Permit or license to which Purchaser is subject, except, in the case of clause (ii) above, for any breach, violation, default, acceleration, creation or change that would not be reasonably likely to have, either individually or in the aggregate, a Material Adverse Effect on the Purchaser.

6.5 Brokers; Investment Bankers. No broker, finder or investment banker is entitled to any brokerage, finder’s or other fee or commission in connection with this Agreement or the transactions contemplated hereby based upon any agreements, written, oral or otherwise made by or on behalf of Purchaser (or any of its Affiliates) except for Roth Capital Partners, who has been engaged by Sellers.

6.6 No Conflict or Violation; Default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will violate, conflict with or result in a breach of or constitute a default under (a) or result in the termination or the acceleration of, or the creation in any Person of any right (whether or not with notice or lapse of time or both) to declare a default, accelerate, terminate, modify or cancel any indenture, Contract, lease, sublease, loan agreement, note or other obligation or Liability (each, a “Purchaser Contract”) to which Purchaser is a party or by which it is bound, (b) any provision of the certificate of incorporation or bylaws of Purchaser, (c) any judgment, Order, decree, rule or regulation of any Governmental Authority to which Purchaser or Purchaser’s business is subject or (d) any Applicable Laws or regulations. There is no (with or without the lapse of time or the giving of notice or both) violation or default or, to the Knowledge of Purchaser, threatened violation or default of or under any Purchaser Contract.

6.7 Reports and Financial Statements.

(a) Purchaser has timely filed with the SEC all SEC Reports, including, all forms, statements, reports, certifications and documents, including all exhibits, post-effective amendments and supplements thereto required to be filed by it under each of the Securities Act, the Exchange Act and the respective rules and regulations thereunder, all of which, as amended if applicable, complied when filed, or amended, in all material respects with all applicable requirements of the appropriate act and the rules and regulations thereunder. As of their respective dates, the SEC Reports did not contain any known untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, except to the extent corrected by a subsequent SEC Report filed with the SEC prior to the date hereof. None of the SEC Reports or the absence of any forms, statements, reports, certifications and documents, including all exhibits, post-effective amendments and supplements thereto required to be filed with the SEC is the subject of an ongoing SEC review or investigation, other than any review or investigation initiated as a result of the transactions contemplated by this Agreement.

(b) Each of the principal executive officer of Purchaser and the principal financial officer of Purchaser (or each former principal executive officer of Purchaser and each former principal financial officer of Purchaser as applicable) has made all certifications required by Rule 13a-14 or 15d-14 under the Exchange Act and Sections 302 and 906 of the Sarbanes-Oxley Act, in each case, with respect to the Purchaser SEC Reports.

(c) Except as disclosed in the SEC Reports, Purchaser is, and has, at all times since listing on the NYSE MKT, been, in compliance in all material respects with applicable listing requirements of the NYSE MKT, and has not received any notice asserting any non-compliance with the listing requirements of the NYSE MKT.

(d) The Purchaser Financial Statements were prepared in accordance with Generally Accepted Accounting Principles (except, with respect to any unaudited financial statements, as permitted by applicable SEC rules or requirements) applied on a consistent basis (except as may be indicated therein or in the notes thereto) and fairly present in all material respects the financial position of Purchaser as of the dates thereof and the results of operations and changes in financial position of Purchaser for the periods then ended (subject, in the case of any unaudited interim financial statements, to normal year-end adjustments).

6.8 Litigation. There is no Claim, action, suit, Proceeding, or investigation pending or, to the Knowledge of Purchaser threatened against Purchaser or its directors, officers, agents or employees (in their capacity as such) relating to Purchaser’s business, its assets or any properties or rights of Purchaser’s business or that is reasonably likely to adversely affect the transactions contemplated hereby. There are no Orders, writs, injunctions or decrees currently in force against Purchaser or its directors, officers, agents or employees (in their capacity as such) with respect to the conduct of Purchaser’s business.

6.9 Proxy Statement and Registration Statement. None of the information to be supplied by Purchaser for inclusion in the Proxy Statement or Registration Statement will, at the time of filing therewith with the SEC, the mailing thereof or any amendments or supplements thereto, or at the time of the Stockholders’ Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading. The Proxy Statement and Registration Statement will, as of the Clearance Date and Effective Date, as applicable, comply as to form in all material respects with all Applicable Laws, including the provisions of the Securities Act and the rules and regulations promulgated thereunder. Notwithstanding the foregoing, no representation or warranty is made by Purchaser with respect to statements made or incorporated by reference in the Proxy Statement or Registration Statement supplied by any Seller or its Representatives in writing expressly for inclusion or incorporation by reference in the Proxy Statement or Registration Statement.

6.10 Listing. The Common Stock is listed on the NYSE MKT. Except as disclosed in the SEC Reports, there is no action or Proceeding pending or, to Purchaser’s Knowledge, threatened against Purchaser by the NYSE MKT with respect to any intention by such entity to prohibit or terminate the listing of the Common Stock on the NYSE MKT.

6.11 No Violation of Law. The Purchaser is not in violation of, nor has the Purchaser been given written (or, to the Knowledge of Purchaser, oral) notice of, any violation of any Law, statute, Order, rule, regulation, ordinance or judgment of any governmental or regulatory body or authority, except for violations which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser. Purchaser is not in violation of the terms of any Permits, licenses, franchises, variances, exemptions, Orders and other governmental Consents necessary to conduct its businesses as presently conducted, except for delays in filing reports or violations which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser.

6.12 Taxes. Purchaser has filed, or caused to be filed, or will cause to be filed, with the appropriate U.S. federal, state, local and foreign governmental agencies all required Tax and Tax Returns. Purchaser does not have any Liability, contingent or otherwise, for any Taxes, excise taxes, assessments, charges, penalties or interest, including, without limitation, any which may arise as a result of this Agreement or the other Transaction Documents, to which the Purchaser is a party, other than amounts adequately reserved for. Purchaser has not received directly or indirectly notice of, nor is it otherwise aware of any Tax audit or examination; Purchaser is not a party directly or indirectly to any action or Proceeding by any Governmental Authority for assessment or collection of Taxes, excise Taxes, charges, penalties or interest, nor has any Claim for assessment and collection been asserted against Purchaser directly or indirectly; nor has Purchaser executed a waiver of any statute of limitations with respect thereto. Purchaser has not received notices and is not otherwise aware of any deficiencies, adjustments or changes in assessments with respect to any such Taxes. No extensions of time are in effect for the assessment of deficiencies for such Taxes in respect of any period.

6.13 Liabilities. As of the date hereof, Purchaser has incurred no Liabilities or obligations (whether absolute, accrued, contingent or otherwise) of any nature, except as disclosed in the SEC Reports, and except for:

(a) Liabilities, obligations or contingencies (i) which are accrued or reserved against in Purchaser Financial Statements or reflected in the notes thereto or (ii) which were incurred since September 30, 2015 in the ordinary course of business and consistent with past practices.

(b) Liabilities, obligations or contingencies which (i) would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser, or (ii) have been discharged or paid in full prior to the date hereof in the ordinary course of business, and (c) Liabilities, obligations and contingencies which are of a nature not required to be reflected in the financial statements of Purchaser prepared in accordance with generally accepted accounting principles consistently applied.

6.14 Absence of Certain Changes or Events. Since September 30, 2015, (a) except with respect to the transactions contemplated by this Agreement and except as disclosed in the SEC Reports, Purchaser has carried on and operated its businesses in all material respects in the Ordinary Course of Business and (b) there have not been any changes, events, circumstances, developments or occurrences that would reasonably be expected to have a Material Adverse Effect on Purchaser.

6.15 Compliance. Except as disclosed in the SEC Reports, Purchaser is in compliance in all material respects with the provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder, and the listing and corporate governance rules and regulations of NYSE MKT that are in each case applicable to Purchaser.

6.16 Environmental Matters. Purchaser is in material compliance with all applicable Environmental Laws, which compliance includes the possession by Purchaser of all material Permits and other governmental authorizations required under applicable Environmental Laws and material compliance with the terms and conditions thereof except for non-compliance which would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect on Purchaser. Purchaser has made available to the Sellers an accurate and complete list for any property owned or leased at any time by Purchaser of any and all material Permits, spill reports and notifications from any Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality held, prepared or received, as applicable, by Purchaser at any time during the past three (3) years with respect to the generation, treatment, storage and disposition by Purchaser of Hazardous Materials. Purchaser has not received any written notice, whether from a Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality, citizens group, employee or otherwise, that alleges that Purchaser is not in compliance with any Environmental Law, and, to the Knowledge of Purchaser, there are no circumstances that may prevent or interfere with Purchaser’s compliance with any Environmental Law in the future. To the Knowledge of Purchaser: (a) no current or prior owner of any property leased or controlled by Purchaser has received since January 1, 2014 any written notice or other communication relating to property owned or leased at any time by Purchaser, whether from a Governmental Authority, court, administrative agency or commission or other Governmental Authority or instrumentality, citizens group, employee or otherwise, that alleges that such current or prior owner or Purchaser is not in compliance with or violated any Environmental Law relating to such property and (b) Purchaser does not have any material Liability under any Environmental Law. Purchaser is not aware of any ongoing environmental corrective action or remediation action at any of its properties.

6.17 Certain Business Practices. Neither Purchaser nor any of its directors, employees or officers, and to Purchaser’s Knowledge, no agents, consultants or distributors engaged by Purchaser (a) has used or is using any corporate funds for any illegal contributions, gifts, entertainment or other unlawful expenses relating to political activity, (b) has used or is using any corporate funds for any direct or indirect unlawful payments to any official or employee of a foreign or domestic Governmental Authority, (c) has violated or is violating any provision of the US Foreign Corrupt Practices Act of 1977, as amended (including the rules and regulations issued thereunder) or any other Law, rule, regulation, or other legally binding measure of any jurisdiction that relates to bribery or corruption (collectively, “Anti-Bribery Laws”), (d) has established or maintained, or is maintaining, any unlawful fund of corporate monies or other properties, (e) has made any bribe, unlawful rebate, unlawful payoff, influence payment, kickback or other unlawful payment of any nature in furtherance of an offer, payment, promise to pay, authorization, or ratification of the payment, directly or indirectly, of any gift, money or anything of value to any official or employee of a foreign or domestic Governmental Authority to secure any improper advantage (within the meaning of such term under any applicable Anti-Bribery Law) or to obtain or retain business, or (f) has otherwise taken any action that has caused, or would reasonably be expected to cause Purchaser to be in violation of any applicable Anti-Bribery Law. Purchaser has established and maintains a compliance program, internal controls and procedures appropriate for compliance with the Anti-Bribery Laws.

6.18 Title to Assets. Purchaser has good and marketable title to all tangible personal property owned by it which is material to the business of Purchaser. Purchaser does not own any real property in fee simple, except for interests in oil or gas properties that may be deemed real property under Applicable Law. Except as disclosed in Schedule 6.18, Purchaser has defensible title to the leasehold and other real property interests held by it, in each case free and clear of all Liens and Claims arising by, through or under Purchaser, but not otherwise, but subject to and burdened by the Encumbrances.

6.19 Purchaser Oil and Gas Properties. Purchaser has good and marketable title to all Purchaser Oil and Gas Properties forming the basis for the reserves reflected in Purchaser Financial Statements as attributable to interests owned by Purchaser, except for those defects in title that do not have a Material Adverse Effect on Purchaser, and are free and clear of all Liens, except for Liens associated with obligations reflected in Purchaser Financial Statements. The oil and gas leases and other agreements that provide Purchaser with operating rights in the Purchaser Oil and Gas Properties are legal, valid and binding and in full force and effect, and the rentals, royalties and other payments due thereunder have been properly and timely paid, and there is no existing default (or event that, with notice or lapse of time or both, would become a default) under any of such oil and gas leases or other agreements, except, in each case, as individually or in the aggregate has not had, and would not be reasonably likely to have or result in, a Material Adverse Effect on Purchaser.

6.20 Data Room; Information Supplied. All copies of and originals of all information, documents, financial statements, agreements and materials provided by Purchaser (including its Representatives, legal counsels and accountants) to Sellers, their Affiliates or Representatives (the “Purchaser Provided Materials”), as part of the due diligence process leading up to the Parties’ entry into this Agreement were (a) accurate and complete when provided and as of the date of this Agreement; and (b) did not contain any untrue statement of a material fact, or omit to include any material fact necessary to make the materials provided not misleading. The Purchaser acknowledges that Sellers are relying on the accuracy and completeness of such Purchaser Provided Materials in connection with its decision to enter into this Agreement and to consummate the transactions contemplated herein.

6.21 Independent Investigation. Purchaser and its Representatives have conducted their own independent investigation, review and analysis of the business, results of operations, prospects, condition (financial or otherwise) and assets of the Sellers, and Purchaser acknowledges that it has been provided adequate access to the personnel, properties, assets, premises, books and records and other documents, of the Sellers for such purpose. Purchaser acknowledges and agrees that: (a) in making its decision to enter into this Agreement and to consummate the transactions contemplated hereby, Purchaser has relied solely upon its own investigation and the express representations and warranties of the Sellers set forth in this Agreement and the Seller Provided Materials provided by each Seller; and (b) neither the Sellers nor any other Person has made any representation or warranty as to Sellers, the Assets or this Agreement, except as expressly set forth in this Agreement and the schedules hereto.

6.22 No Untrue Representation or Warranty. No representation or warranty contained in this Agreement or any attachment, schedule, exhibit, certificate or instrument furnished to the Sellers or their Representatives pursuant hereto, or in connection with the transactions contemplated hereby, contains any known untrue statement of a material fact, or omits to state any known material fact necessary to make the statements contained herein or therein not misleading.

6.23 Bankruptcy. There are no bankruptcy, reorganization or arrangement Proceedings pending, being contemplated by or to the Knowledge of Purchaser threatened against Purchaser.

6.24 Good Faith Assistance with Sellers Due Diligence. Purchaser shall work with the Sellers in good faith to address and reasonably cure any issues which arise in the Sellers Due Diligence, provided that the occurrence of any issues in the Sellers Due Diligence shall not be grounds for termination of this Agreement by Sellers.

6.25 Other Representations or Warranties. Except for the representations and warranties contained in this ARTICLE VI, neither Purchaser nor any other Person makes any other express or implied representation or warranty on behalf of Purchaser or any of its Affiliates in connection with this Agreement or the transactions contemplated hereby.

ARTICLE VII.
ADDITIONAL AGREEMENTS; POST-CLOSING REQUIREMENTS

7.1 Reasonable Best Efforts.

(a) Upon the terms and subject to the conditions set forth in this Agreement, prior to or following the Closing, each of the Parties hereto agrees to use its reasonable best efforts to take, or cause to be taken, all actions, and to do, or cause to be done, and to assist and cooperate with the other Parties in doing, all things necessary, proper or advisable to consummate and make effective, in the most expeditious manner practicable, the sale of the Assets to Purchaser and the other transactions contemplated herein, including: (i) obtaining all necessary actions or nonactions, waivers, Consents and approvals from all Governmental Authorities and the making of all necessary registrations and filings (including filings with Governmental Authorities) and taking all reasonable steps as may be necessary to obtain an approval or waiver from, or to avoid an action or Proceeding by, any Governmental Authority; (ii) obtaining all necessary Consents; (iii) defending any lawsuits or other legal Proceedings, whether judicial or administrative, challenging this Agreement or the consummation of the transactions contemplated hereby, including seeking to have any stay or temporary restraining order entered by any court or other Governmental Authority vacated or reversed; and (iv) executing and delivering any additional instruments necessary to consummate the transactions contemplated by this Agreement. No Party to this Agreement shall consent to any voluntary delay of the consummation of the sale of the Assets at the behest of any Governmental Authority without the consent of the other parties to this Agreement, which consent shall not be unreasonably withheld.

(b) Each Party hereto shall use its reasonable best efforts not to take any action, or enter into any transaction, which would cause any of its representations or warranties contained in this Agreement to be untrue in any material respect or result in a material breach of any covenant made by it in this Agreement or which could reasonably be expected to impede, interfere with, prevent or delay in any material respect, the sale of the Assets.

7.2 Notification of Certain Matters. Purchaser shall use its reasonable best efforts to give prompt notice to Sellers, and Sellers shall use its reasonable best efforts to give prompt notice to Purchaser, of: (i) the occurrence, or nonoccurrence, of any event of which it is aware and which would be reasonably likely to cause any representation or warranty contained in this Agreement to be untrue or inaccurate in any material respect, (ii) any failure of Purchaser or Sellers, as the case may be, to comply in a timely manner with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder, and (iii) any event which could reasonably have a Material Adverse Effect on the Purchaser or the Assets; provided, however, that the delivery of any notice pursuant to this Section shall not limit or otherwise affect the remedies available hereunder to the Party receiving such notice.

7.3 Post-Closing Requirements.

(a) The Chief Executive Officer of the Purchaser post-Closing shall be Anthony C. Schnur, and Richard Azar shall be appointed as the Executive Chairman of the Company (in a non-employee role) and will be paid compensation of $100,000 per year. Paul Pinkston shall be appointed as the Chief Accounting Officer of the Purchaser post-Closing and Ken Sanders shall be appointed as the Chief Operating Officer of the Purchaser post-Closing.

(b) The Purchaser shall have three pre-Closing members of its Board of Directors remain on the Board of Directors of the Purchaser post-Closing and the Sellers shall have the right to appoint three (3) members to the post-Closing Board of Directors of the Purchaser, pursuant to the terms and conditions of Section 4.3(i). One of Purchaser’s pre-Closing Directors will resign pursuant to the terms and conditions of Section 4.3(i).

(c) Post-Closing, the Purchaser’s Board of Directors shall set aside an incentive compensation program for management, the Purchaser’s Board of Directors and key consultants subject to standard market conditions, provided that all employees of the Purchaser on the Closing Date shall be subject to a retention plan to be agreed upon by Purchaser and Seller Representative prior to Closing.

(d) The Purchaser shall change its name to “Camber Energy, Inc.” and obtain a new trading symbol in connection therewith from the NYSE MKT.

ARTICLE VIII.
COVENANTS AND AGREEMENTS OF THE PARTIES

8.1 Conduct of Purchaser Prior to the Closing. Except as otherwise contemplated by this Agreement, required pursuant to Applicable Law, disclosed on Schedule 8.1, or unless the Purchaser has received the written consent of the Seller Representative, with the consent of the Required Sellers (which consent of Required Sellers and Seller Representative shall not be unreasonably withheld, conditioned or delayed), from the period beginning on the date this Agreement is executed by the Parties hereto until the earlier of (a) the termination of this Agreement pursuant to ARTICLE X, below; and (b) the Closing (as applicable, the “Pre-Closing Period”), Purchaser shall conduct its business only in, and not take any action except in, the Ordinary Course of Business. Without limiting the generality of the preceding, Purchaser, shall, except as provided in this Section 8.1:

(a) not (i) amend or propose to amend its Articles of Incorporation, its Bylaws, or any of Purchaser’s Governing Documents, except as agreed to by the Parties hereto, (ii) split, combine, subdivide or reclassify any shares of outstanding capital stock (except in order to maintain the Purchaser’s listing on the NYSE MKT either prior to or after Closing), (iii) declare, set aside or pay any dividend or distribution payable in cash, stock, property or otherwise, or make any other distribution in respect of any shares of its capital stock, or (iv) repurchase, redeem or otherwise acquire, or modify or amend, any shares of its capital stock or any other securities or any rights, warrants or options to acquire any such shares or other securities (except in connection with the refinancing of the Silver Star debt or the refinancing of the Rogers debt, both of which are expressly approved and allowed hereunder);

(b) not issue, sell, pledge, grant or dispose of, or agree to issue, sell, pledge, grant or dispose of, any additional shares of, or any options, warrants or rights of any kind to acquire any shares of, its capital stock of any class or any debt or equity securities convertible into or exchangeable for its capital stock, except for the Approved Issuances;

(c) use all reasonable efforts to preserve intact its business organization and goodwill, keep available the services of its present officers and key employees, and preserve the goodwill and business relationships with customers and others having business relationships with it, other than as expressly permitted by the terms of this Agreement;

(d) not adopt a plan or agreement of complete or partial liquidation or dissolution;

(e) not pay, discharge or satisfy any material Claims, material Liabilities or material obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than the payment, discharge or satisfaction (i) of any such material Claims, material Liabilities or material obligations in the ordinary course of business consistent with past practice or (ii) of material Claims, material Liabilities or material obligations reflected or reserved against in, or contemplated by, Schedule 8.1, and the refinancing, if applicable, of the amounts owed by Purchaser to Silver Star;

(f) not make changes in financial or Tax accounting methods, principles or practices (or change an annual accounting period), except insofar as may be required by a change in generally accepted accounting principles or Applicable Law;

(g) not enter into, amend, modify or renew any employment, consulting, severance or similar Contract with, pay any bonus or grant any increase in salary, wage or other compensation or any increase in any employee benefit to, any of its directors, officers or employees, except in each such case (i) as may be required by Applicable Law; (ii) to satisfy obligations existing as of the date hereof pursuant to the terms of Contracts that are in effect on the date hereof; (iii) in the Ordinary Course of Business, provided that any securities issuable in such transactions do not exceed in aggregate, the applicable Approved Issuances; or (iv) as required to consummate the Acquisition;

(h) not enter into, establish, adopt, amend or modify any pension, retirement, stock purchase, savings, profit sharing, deferred compensation, consulting, bonus, group insurance or other employee benefit, incentive or welfare plan, agreement, program or arrangement, in respect of any of its directors, officers or employees, except, in each such case (i) as may be required by Applicable Law or pursuant to the terms of this Agreement, or (ii) to satisfy obligations existing as of the date hereof pursuant to the terms of Contracts that are in effect on the date hereof;

(i) not accelerate the payment, right to payment or vesting of any bonus, severance, profit sharing, retirement, deferred compensation, stock option, insurance or other compensation or benefits, except to the extent provided in any agreement or understanding in place prior to the date of this Agreement;

(j) not agree to the settlement of any Claim, litigation, investigation or other action that is material to it;

(k) except in the Ordinary Course of Business, not materially modify or amend, or terminate any material Contract, or waive, relinquish, release or terminate any material right or material Claim, or enter into any Contract that would have been a material Contract if it had been in existence at the time of the execution of this Agreement, except for:

(i) agreements associated with the Approved Issuances,

(ii) agreements entered into with Rogers and Silver Star in connection with the repayment, refinancing or restructuring of the debt owed to Rogers and/or Silver Star,

(iii) agreements or transactions contemplated by this Agreement or the other Transaction Documents; and

(iv) agreements commonly entered into by oil and gas companies in connection with the conduct of oil and gas exploration, development and production, including, but not limited to, joint operating agreements, farm-in agreements, farm-out agreements, joint venture agreements, production sharing Contracts, lease extensions, lease renewals, lease acquisitions, leasehold exchange agreements, non-operated well elections, participations and related Authorization for Expenditures (AFEs), and the like; which are approved by the Board of Directors of Purchaser and which individually or in aggregate, would not constitute a Material Adverse Effect on Purchaser;

(l) not take any action or enter into any agreement which would require Purchaser to make a cash payment in excess of $200,000, except payments required under existing debt facilities, placement agent and underwriter fees and expenses for services performed prior to the date of this Agreement, legal, accounting and auditor fees and expenses in connection with the transactions contemplated by this Agreement and Approved Issuances or payments related to normal oil and gas company operating activities, including, but not limited to, leasing and lease renewals and extensions, title work, drilling and completion of wells, funds borrowed from Silver Star pursuant to the terms of the August 30, 2015, Non-Revolving Line of Credit between Silver Star and Purchaser, and any agreements which refinance or replace such agreement and/or amounts owed by the Purchasers to Rogers, and except for funds raised prior to closing in order to enable Purchaser to pay the Cash Consideration to the Sellers; and

(m) not agree to take any of the foregoing actions.

8.2 Conduct of Sellers Prior to Closing.

(a)  From the date hereof through Closing, the Sellers shall operate the Assets in the Ordinary Course of Business, and without limiting the preceding, shall, except in the Ordinary Course of Business, not materially modify or amend, or terminate any material Contract associated with the Assets, or waive, relinquish, release or terminate any material right or material Claim associated with the Assets, or enter into any material Contract associated with the Assets except for agreements commonly entered into by oil and gas companies in connection with the conduct of oil and gas exploration, development and production, including, but not limited to, joint operating agreements, farm-in agreements, farm-out agreements, joint venture agreements, production sharing Contracts, lease extensions, lease renewals, lease acquisitions, leasehold exchange agreements, non-operated well elections, participations and related AFEs, and the like, which do not exceed an aggregate of $200,000 in total value or expense, unless the Sellers have received the prior written consent of the Purchaser, which shall not be unreasonably withheld, delayed or conditioned;

8.3 Access Prior to Closing.

(a) Purchaser Access. From the date hereof through the Closing Date, upon reasonable advance written notice and without unreasonable disruption to Sellers and the operation of the Assets, except as prohibited by applicable Law, Sellers shall afford Purchaser and its representatives reasonable access during normal business hours to (a) the Assets as Purchaser may from time to time reasonably request, (b) the assets, books and records of Sellers that relate to the Assets as the Purchaser may from time to time reasonably request, (c) subject to the prior approval of Sellers, the contractors of Sellers as Purchaser may from time to time reasonably request, provided that each of Purchaser and Sellers, at its election, may have a representative present in connection with Purchaser’s access to any such contractor, and (d) financial and operating data and other information relating to the Assets as Purchaser may from time to time reasonably request. The Parties confirm that any information provided pursuant to this Section 8.3(a), shall be governed by ARTICLE XI of this Agreement and that certain Mutual Non-Disclosure Agreement entered into between Purchaser, Roth Capital Partners and Richard A. Azar and his Affiliates dated October 13, 2015 (the “Confidentiality Agreement”).

(b) Sellers Access. From the date hereof through the Closing Date, upon reasonable advance written notice and without unreasonable disruption to Purchaser and its operations, except as prohibited by applicable Law, Purchaser shall afford Sellers and their representatives reasonable access during normal business hours to (a) the real property of Purchaser, as the Sellers may from time to time reasonably request, (b) the assets, books and records of Purchaser as Sellers may from time to time reasonably request, (c) subject to the prior approval of Purchaser, the employees, suppliers, customers and contractors of Purchaser as Sellers may from time to time reasonably request, provided that each of Purchaser and Sellers, at its election, may have a representative present in connection with Sellers access to any such employee, supplier, customer or contractor, and (d) financial and operating data and other information relating to the Purchaser as the Sellers may from time to time reasonably request. The Parties confirm that any information provided pursuant to this Section 8.3(b), shall be governed by ARTICLE XI of this Agreement and the Confidentiality Agreement.

8.4 No Solicitation.

(a) General. Following the date of this Agreement, each Party hereto agrees that it shall not, nor shall it authorize or permit any of the officers, directors, investment bankers, attorneys or accountants retained by it to, and that it shall use commercially reasonable efforts to cause its non-officer employees and other agents not to (and shall not authorize any of them to) directly or indirectly: (i) solicit, initiate, encourage, induce or knowingly facilitate the communication, making, submission or announcement of any Acquisition Proposal or Acquisition Inquiry or take any action that could reasonably be expected to lead to an Acquisition Proposal or Acquisition Inquiry; (ii) furnish any information regarding such Party to any Person in connection with or in response to an Acquisition Proposal or Acquisition Inquiry; (iii) engage in discussions or negotiations with any Person with respect to any Acquisition Proposal or Acquisition Inquiry; (iv) approve, endorse or recommend any Acquisition Proposal; or (v) execute or enter into any letter of intent or similar document or any Contract contemplating or otherwise relating to any Acquisition Proposal.

(b) Cease Current Discussions. Each Party shall immediately cease and cause to be terminated any existing discussions with any Person that relate to any Acquisition Proposal or Acquisition Inquiry upon its entry into this Agreement.

8.5 Notices of Certain Events.

(a) The Purchaser and the Sellers shall as promptly as reasonably practicable after they or their executive officers acquire Knowledge thereof, notify the other of: (i) any notice or other communication from any Person alleging that the consent of such Person (or another Person) is or may be required in connection with the transactions contemplated by this Agreement, as applicable, or the failure of which to obtain could materially delay consummation of the Acquisition; (ii) any notice or other communication from any governmental or regulatory agency or authority in connection with the transactions contemplated by this Agreement; and (iii) any actions, suits, Claims, investigations or Proceedings commenced or, to its Knowledge, threatened, relating to or involving or otherwise affecting the Purchaser or Seller, as the case may be that, if pending on the date of this Agreement, would have been required to have been disclosed pursuant to ARTICLE V or ARTICLE VI, or which relate to the consummation of the transactions contemplated by this Agreement.

(b) Each of the Purchaser and the Sellers agree to use their reasonable best efforts to remedy, (i) the occurrence or failure to occur of any event which occurrence or failure to occur would reasonably be expected to cause any of its representations or warranties in this Agreement to be untrue or inaccurate on the Closing Date unless such occurrence or failure to occur would not reasonably be expected to have a Material Adverse Effect on the Purchaser or the Assets, as the case may be, and (ii) any failure on its part to comply with or satisfy any covenant, condition or agreement to be complied with or satisfied by it hereunder unless such failure would not reasonably be expected to have a Material Adverse Effect on the Purchaser or the Assets, as the case may be; provided, however, that the delivery of any notice pursuant to this Section 8.5(b) shall not limit or otherwise affect the representations, warranties, covenants or agreements of the Parties, the remedies available hereunder to the Party receiving such notice or the conditions to such Party’s obligation to consummate the Acquisition.

8.6 Purchaser Stockholders’ Meeting.

(a) Purchaser shall take all action necessary and within its powers under Applicable Law to call, give notice of and hold a meeting (such meeting, the “Stockholders’ Meeting”) of the holders of Common Stock and Preferred Stock to vote on, among other things, (i) the issuance of shares of Common Stock to the Sellers pursuant to the terms of this Agreement, (ii) the issuance of shares of Common Stock upon the conversion of the Series B Preferred Stock pursuant to applicable NYSE MKT and SEC rules and regulations, and (iii) the Amendments to the Articles of Incorporation (collectively, the “Stockholder Approval Matters”). The Stockholders’ Meeting shall be held as promptly as practicable after the Clearance Date and the mailing of the Proxy Statement to Purchaser’s stockholders. Purchaser shall utilize commercially reasonable best efforts to ensure that all proxies solicited in connection with the Stockholders’ Meeting are solicited in compliance with all Applicable Laws.

(b) Purchaser agrees that, subject to Section 8.6(c): (i) the Board of Directors of Purchaser shall recommend that the holders of Common Stock and Preferred Stock vote to approve the Stockholder Approval Matters and shall use commercially reasonable efforts to promptly solicit such approval, (ii) the Proxy Statement shall include a statement to the effect that the Board of Directors of Purchaser recommends that Purchaser’s stockholders vote to approve the Stockholder Approval Matters (the recommendation of the Board of Directors of Purchaser that Purchaser’s stockholders vote to approve the Stockholder Approval Matters being referred to as the “Board Recommendation”); and (iii) the Board Recommendation shall not be withdrawn or modified in a manner adverse to the Purchaser, and no resolution by the Board of Directors of Purchaser or any committee thereof to withdraw or modify the Board Recommendation in a manner adverse to the Purchaser shall be adopted or proposed.

(c) Notwithstanding anything to the contrary contained herein, at any time prior to the approval of the Stockholder Approval Matters by Purchaser’s stockholders, the Board of Directors of Purchaser may withhold, amend, withdraw or modify the Board Recommendation in a manner adverse to the Sellers if, but only if the Board of Directors of Purchaser determines in good faith, based on such matters as it deems relevant following consultation with its outside legal counsel, that the failure to withhold, amend, withdraw or modify such recommendation would result in a breach of its fiduciary duties under Applicable Law; provided, that the Seller Representative receives written notice from Purchaser confirming that the Board of Directors of Purchaser has determined to change its recommendation at least two (2) Business Days in advance of the Board Recommendation being withdrawn, withheld, amended or modified in a manner adverse to the Purchaser (the “Right to Withdraw the Recommendation”). In any instance where the Board of Directors of Purchaser exercises its Right to Withdraw the Recommendation, the Seller Representative, with the consent of the Required Sellers, will have the option to terminate this Agreement.

(d) Purchaser’s obligation to call, give notice of and hold the Stockholders’ Meeting in accordance with Section 8.6(a) shall not be limited or otherwise affected by any withdrawal or modification of the Board Recommendation.

(e) Nothing contained in this Agreement shall prohibit Purchaser or its Board of Directors from complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act; provided, however, that any disclosure made by Purchaser or its Board of Directors pursuant to Rules 14d-9 and 14e-2(a) shall be limited to a statement that Purchaser is unable to take a position with respect to the bidder’s tender offer unless the Board of Directors of Purchaser determines in good faith, after consultation with its outside legal counsel, that such statement would result in a breach of its fiduciary duties under Applicable Law. Purchaser shall not withdraw or modify in a manner adverse to the Purchaser or Seller, the Board Recommendation, unless specifically permitted pursuant to the terms of Section 8.6(c).

8.7 Proxy Statement; Registration Statement; Listing.

(a) As promptly as practicable after the date of this Agreement, the parties hereto shall prepare and Purchaser shall cause to be filed with the SEC the Proxy Statement and the Purchaser shall prepare and cause to be filed with the SEC the Registration Statement. Purchaser shall use commercially reasonable best efforts to cause the Registration Statement and the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the NYSE MKT, to respond promptly to any comments of the SEC or the NYSE MKT or their respective staff and to clear comments, if any, on the Proxy Statement as promptly as practicable after it is filed with the SEC. Purchaser shall use commercially reasonable efforts to (i) cause the Proxy Statement to be mailed to the stockholders of Purchaser as promptly as practicable after the Clearance Date; and (ii) have the Registration Statement declared effective under the Securities Act, as promptly as practicable after it is filed with the SEC. If at any time prior to the Closing Date any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement or if applicable, the Registration Statement, the Purchaser shall prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Purchaser shall use commercially reasonable efforts to cause the Proxy Statement (and if the Registration Statement is on Form S-4, the Registration Statement) to clear comments with the SEC and/or become effective, as applicable.

(b) Each of the Sellers, individually, shall reasonably cooperate with the Purchaser and promptly provide, and require its representatives, advisors, accountants and attorneys to promptly provide, the Purchaser and its representatives, advisors, accountants and attorneys, with all such information regarding such Party as is required by Law to be included in the Proxy Statement and Registration Statement or reasonably requested from Purchaser to be included in the Proxy Statement and Registration Statement. The Seller Representative will be given a reasonable opportunity to be involved in the drafting of the Proxy Statement and Registration Statement and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC. Following the Clearance Date, Purchaser shall use its commercially reasonable best efforts to file any amendments or supplements to the Proxy Statement required by Applicable Law. Following the Registration Effective Date, Purchaser shall use its commercially reasonable best efforts to keep the Registration Statement effective, and file any amendments or supplements thereto required by Applicable Law, for a period of two years following the Closing Date, in order to permit the sale of the Common Shares by the Sellers receiving such Common Shares.

(c) Purchaser will use its commercially reasonable best efforts to cause the Common Shares (i) to be issued in connection with the Acquisition and (ii) which are outstanding immediately prior to the Acquisition, to be approved for listing on the NYSE MKT and as applicable, to continue to trade on the NYSE MKT, including, if requested or required by the NYSE MKT, submitting a new listing application relating to the post-Acquisition company. Each of the Sellers will, together with Purchaser, submit whatever documentation, financial statements and other materials as the NYSE MKT may request from time to time.

8.8 Disclosure Schedules; Schedule Supplements.

(a) The Parties shall deliver to each other true, accurate and complete copies of their respective Disclosure Schedules as required pursuant to the introductory paragraphs of ARTICLE V and ARTICLE VI above. Within five (5) Business Days following such delivery, the receiving Party (i.e., either the Purchaser or the Seller Representative on behalf of the Sellers) shall provide the disclosing Party with written notice (the “Initial Disclosure Objection Notice”) of any concerns or objections to any matters disclosed in the Disclosure Schedules which could reasonably result in a Material Adverse Effect on the Purchaser (as to the Sellers) or the Assets (as to the Purchaser). The Purchaser and Seller Representative on behalf of the Sellers will negotiate in good faith to resolve those matters raised in the Initial Disclosure Objection Notice, including amendments to this Agreement as agreed to. If, after good faith negotiations, the Purchaser and Seller Representative are unable to resolve those matters raised in the Initial Disclosure Objection Notice no later than twenty (20) days from the Initial Disclosure Objection Notice, this Agreement may be terminated by either Purchaser or Seller Representative on behalf of Sellers.  If the receiving Party does not provide an Initial Disclosure Objection Notice within five (5) Business Days of the receipt of the Disclosure Schedules, or fails to raise an objection to any disclosures made in the Disclosure Schedules in an Initial Disclosure Objection Notice, the receiving Party will be deemed to have waived any objection to that specific matter disclosed in the Disclosure Schedules, unless such disclosure is discovered or uncovered later to be false or misleading in any material respect, effective as of such date (such applicable date or the date that no Party has any outstanding objections or concerns regarding the other Party’s Disclosure Schedules, as applicable).

(b) The Parties understand and acknowledge that the Disclosure Schedules delivered at the time of execution of this Agreement or as required pursuant to the introductory paragraphs of ARTICLE V and ARTICLE VI above may require supplements, updates and revisions prior to Closing to make such disclosures true, accurate and complete as of Closing. The Parties agree that at least seven (7) days prior to the Closing, each Party shall supplement, update or amend any Disclosure Schedules delivered to the other Party upon execution of this Agreement or as required pursuant to the introductory paragraphs of ARTICLE V and ARTICLE VI above (collectively, the “Schedule Supplements”). Within three (3) days following such delivery, the receiving Party shall provide the disclosing Party with written notice (the “Disclosure Objection Notice”) of any concerns or objections to any matters disclosed or modified in the Schedule Supplements from the Disclosure Schedules delivered at or prior to execution hereof which could have a Material Adverse Effect on the Purchaser (as to the Sellers) or the Assets (as to the Purchaser). The Parties will negotiate in good faith to resolve those matters raised in the Disclosure Objection Notice prior to Closing, including amendments to this Agreement as agreed to. If, after good faith negotiations, the Purchaser and Seller Representative are unable to resolve those matters raised in the Disclosure Objection Notice no later than twenty (20) days from the Disclosure Objection Notice, this Agreement may be terminated by either Purchaser or Seller Representative on behalf of Sellers. If the receiving Party does not provide a Disclosure Objection Notice within three (3) days of the receipt of the Schedule Supplements, or fails to raise an objection to any changes to the Disclosure Schedules in a Disclosure Objection Notice, the receiving Party will be deemed to have waived any objection to that specific matter disclosed or modified in the Schedule Supplements, unless that modification or amendment disclosed in the Schedule Supplements is discovered or uncovered later to be false or misleading in any material respect.

8.9 Asset Defect Determination. No later than thirty (30) days prior to the Closing Date, the Purchaser and the Seller Representative shall have mutually determined in good faith whether (i) any Assets to be delivered at Closing are subject to any material uncured title defects or Encumbrance or Lien not agreed to by the Parties in connection with their entry into this Agreement and/or (ii) whether there are any other issues or problems related to the Assets, the Wells, Leases, Assumed Contracts, or Assumed Liabilities (together Section 8.9(i) and (ii) are defined herein as “Asset Defects” and the determination of such Asset Defects, the “Asset Defect Determination”), which should result, in the reasonable determination of the Purchaser or the Seller Representative, in a decrease in the value of the Assets to be delivered at Closing as represented by the aggregate Purchase Price. Upon the determination of any Asset Defect, the Seller Representative and each applicable Seller shall have fifteen (15) days to cure such Asset Defect and shall use all commercially reasonable efforts to cure such Asset Defect (the “Asset Defect Cure Period”). In the event the Asset Defects cannot be reasonably cured in the determination of the Purchaser, or such Asset Defects are not reasonably cured in such Asset Defect Cure Period, the Purchase Price shall be adjusted in connection with such Asset Defect in accordance with Section 2.6 hereof, subject to the terms and conditions of such Section 2.6, including where applicable, the right of the Purchaser as set forth in Section 10.1(c). Sellers agree to afford to the Representatives of Purchaser, reasonable access to the properties, books and records of the Sellers, as the case may be, in order that it may have a full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Sellers and the Assets and to determine whether any Asset Defect exists, and will furnish Purchaser with such additional financial and operating data and other information as to the Assets as the Purchaser shall from time to time reasonably request.

ARTICLE IX.
SELLER REPRESENTATIVE

9.1 Appointment and Powers of Seller Representative. Each Seller hereby designates and appoints Seller Representative as its representative and agent under the Transaction Documents, and each Seller hereby irrevocably authorizes Seller Representative to act on its behalf under the provisions of the Transaction Documents and to exercise such powers and perform such duties as instructed by the Required Sellers or all of the Sellers, as applicable, by the terms of the Transaction Documents, together with such powers as are reasonably incidental thereto. Seller Representative agrees to act as such on the express conditions contained in this ARTICLE IX. The provisions of this ARTICLE IX are solely for the benefit of Seller Representative and the Sellers, and Purchaser shall have no rights as a third party beneficiary of any of the provisions contained herein, except that Purchaser shall be able to rely on the authority of Seller Representative to take action under the Transaction Documents as described in this ARTICLE IX. Any provision to the contrary contained elsewhere in the Transaction Documents notwithstanding, Seller Representative shall not have any duties or responsibilities, except those expressly set forth herein, nor shall Seller Representative have or be deemed to have any fiduciary relationship with any Seller, and no implied covenants, functions, responsibilities, duties, obligations or Liabilities shall be read into the Transaction Documents or otherwise exist against Seller Representative. Without limiting the generality of the foregoing, or of any other provision of the Transaction Documents that provides rights or powers to Seller Representative, Sellers agree that Seller Representative shall have the right to exercise the following powers as long as this Agreement remains in effect: (i) execute and deliver any and all notices, amendments, renewals, supplements, documents, instruments, proofs of Claim, notices and other written agreements with respect to the Transaction Documents, and (ii) perform, exercise, and enforce any and all other rights and remedies of the Sellers as provided in the Transaction Documents. Purchaser agrees that Sellers, without the joinder of Seller Representative may also (i) execute and deliver any and all notices, amendments, renewals, supplements, documents, instruments, proofs of Claim, notices and other written agreements with respect to the Transaction Documents, and (ii) perform, exercise, and enforce any and all other rights and remedies of the Sellers as provided in the Transaction Documents, subject to the terms and conditions thereof.

9.2 Independent Decision. Each Seller acknowledges that Seller Representative has not made any representation or warranty to it, and that no act by Seller Representative hereafter taken shall be deemed to constitute any representation or warranty by Seller Representative to any Seller. Each Seller represents to Seller Representative that Seller has, independently and without reliance upon Seller Representative and based on such documents and information as it has deemed appropriate, made its own appraisal of, and investigation into, the business, prospects, operations, property, financial and other condition of Purchaser, and made its own decision to enter into this Agreement and the Transaction Documents.

9.3 Actions by Sellers and Seller Representative. Each Seller agrees that any action taken by Seller Representative in accordance with the terms of the Transaction Documents and the exercise by Seller Representative of its powers set forth herein or therein, together with such other powers that are reasonably incidental thereto, shall be binding upon all of the Sellers.

9.4 Delegation of Duties. Seller Representative may execute any of its duties under this Agreement or any other Transaction Document by or through agents, employees or attorneys in fact or other Sellers and shall be entitled to advice of counsel concerning all matters pertaining to such duties. Seller Representative shall not be responsible for the negligence or misconduct of any agent or attorney in fact that it selects as long as such selection was made without gross negligence or willful misconduct.

9.5 Liability of Seller Representative. None of the Seller Representative or any of its members, managers, officers, agents, attorneys or Affiliates (the “Seller Representative Related Persons”) shall (i) be liable for any action taken or omitted to be taken by any of them under or in connection with this Agreement or any other Transaction Document or the transactions contemplated hereby (except for its own gross negligence or willful misconduct), or (ii) be responsible in any manner to any of the Sellers for any recital, statement, representation or warranty made by Purchaser or any officer or director thereof, contained in this Agreement or in any other Transaction Document, or in any certificate, report, statement or other document referred to or provided for in, or received by Seller Representative under or in connection with, this Agreement or any other Transaction Document, or the validity, effectiveness, genuineness, enforceability or sufficiency of this Agreement or any other Transaction Document, or for any failure of any Purchaser or any other party to any Transaction Document to perform its obligations hereunder or thereunder. No Seller Representative Related Person shall be under any obligation to any Seller to ascertain or to inquire as to the observance or performance of any of the agreements contained in, or conditions of, this Agreement or any other Transaction Document, or to inspect the books or properties of Purchaser.

9.6 Reliance by Seller Representative. Seller Representative shall be entitled to rely, and shall be fully protected in relying, upon any writing, resolution, notice, Consent, certificate, affidavit, letter, telegram, facsimile, telex, electronic mail, or telephone message, statement or other document or conversation believed by it to be genuine and correct and to have been signed, sent, or made by the proper Person or Persons, and upon advice and statements of legal counsel (including counsel to Purchaser or counsel to any Seller), independent accountants and other experts selected by Seller Representative. Seller Representative shall be fully justified in failing or refusing to take any action under this Agreement or any other Transaction Document unless Seller Representative shall first receive such advice or concurrence of the Sellers as it deems appropriate and until such instructions are received, Seller Representative shall act, or refrain from acting, as it deems advisable. If Seller Representative so requests, it shall first be indemnified to its reasonable satisfaction by Sellers against any and all Liability and expense that may be incurred by it by reason of taking or continuing to take any such action. Seller Representative shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement or any other Transaction Document in accordance with a request or consent of the Sellers and such request and any action taken or failure to act pursuant thereto shall be binding upon all of the Sellers.

9.7 Successor Seller Representative. Seller Representative may resign as Seller Representative upon 15 days’ notice to the Sellers. If Seller Representative resigns under this Agreement, the Required Sellers shall appoint a successor Seller Representative for the Sellers. If no successor Seller Representative is appointed prior to the effective date of the resignation of Seller Representative, Seller Representative may appoint, after consulting with the Sellers, a successor Seller Representative. If Seller Representative has materially breached or failed to perform any material provision of this Agreement or of Applicable Law, the Required Sellers may agree in writing to remove and replace Seller Representative with a successor Seller Representative from among the Sellers. In any such event, upon the acceptance of its appointment as successor Seller Representative hereunder, and execution of an addendum to this Agreement making the successor Seller Representative a party hereto, such successor Seller Representative shall succeed to all the rights, powers, and duties of the retiring Seller Representative and the term “Seller Representative” shall mean such successor Seller Representative and the retiring Seller Representative’s appointment, powers, and duties as Seller Representative shall be terminated. After any retiring Seller Representative’s resignation hereunder as Seller Representative, the provisions of this ARTICLE IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Seller Representative under this Agreement. If no successor Seller Representative has accepted appointment as Seller Representative by the date which is 15 days following a retiring Seller Representative’s notice of resignation, the retiring Seller Representative’s resignation shall nevertheless thereupon become effective and the Sellers shall perform all of the duties of Seller Representative hereunder until such time, if any, as the Sellers appoint a successor Seller Representative as provided for above.

ARTICLE X.
TERMINATION AND WAIVER

10.1 Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (it being agreed that the Party hereto terminating this Agreement pursuant to this Section 10.1 shall give prompt written notice of such termination to the other Party or Parties hereto):

(a) by mutual written agreement of the Purchaser and the Seller Representative with the consent of the Required Sellers;

(b) by either the Purchaser, on the one hand, or the Seller Representative on the other hand, with the consent of the Required Sellers, in each case with five (5) days prior written notice, if the Closing shall have not been consummated by September 30, 2016, or such other date as the Purchaser and the Seller Representative, with the consent of the Required Sellers, shall agree upon in writing; provided, however, that Purchaser may not terminate this Agreement pursuant to this Section 10.1(b) if Purchaser is in material breach of this Agreement and such breach is the principal cause for the failure of the Closing to not have occurred by such date, and the Seller Representative may not terminate this Agreement pursuant to this Section 10.1(b) if any Seller is in material breach of this Agreement and such breach is the principal cause for the failure of the Closing to not have occurred by such date;

(c) by the Purchaser if the aggregate dollar amount of Asset Defects as determined by the Asset Defect Determination described in Section 8.9 is 20% or more than the Agreed Assets Value, and the Parties have not mutually agreed on an adjustment to the Purchase Price in connection therewith within twenty (20) days of the date of the Asset Defect Determination;

(d) by either the Purchaser or the Seller Representative on behalf of the Sellers pursuant to the terms and conditions of Sections 8.8(a) or 8.8(b) hereof;

(e) by either Purchaser, on the one hand, or Seller Representative, with the consent of the Required Sellers, on the other hand, if any Governmental Authority shall have enacted, issued, promulgated, enforced or entered any final, nonappealable Order or any Law, or refused to grant any required Consent or approval, that has the effect of making the consummation of the transactions contemplated hereby illegal or that otherwise prohibits or materially limits the consummation of the transactions contemplated hereby;

(f) by Purchaser, if (i) there has been a material violation, material breach or material failure to perform by any Seller of any of its representations, warranties, covenants or agreements contained in this Agreement which, if capable of being cured, has not been cured within ten (10) days after written notice thereof to such Seller or waived in writing by Purchaser or (ii) an event has occurred (other than a material breach of this Agreement by Purchaser) such that a condition to the obligations of Purchaser cannot be satisfied or is reasonably likely not to be capable of satisfaction, then Purchaser may, upon written notice to Seller Representative, at any time prior to the Closing during the period that such violation, breach or failure is continuing, terminate this Agreement with the effects set forth in Section 10.2;

(g) by the Purchaser or the Seller Representative, with five (5) days prior written notice, if the stockholders of Purchaser fail to approve the Stockholder Approval Matters at the Stockholders’ Meeting (including any adjournment or postponement thereof);

(h) by the Purchaser if the Sellers fail to furnish the Purchaser with fully completed and executed copies of the Investor Certification; Lease Information; Assignments, Stock Registration Form; Consents; and Title Documents prior to or at the Closing, or in the event the closing conditions set forth in Section 4.2 hereof, have not occurred prior to or at Closing;

(i) by the Purchaser, with five (5) days prior written notice, if the Sellers are unable to demonstrate good and marketable title to the Assets prior to Closing;

(j) by the Seller Representative, with the consent of the Required Sellers, in the event the closing conditions set forth in Section 4.3, hereof have not occurred prior to or at Closing;

(k) by Seller Representative if (i) there has been a material violation, material breach or material failure to perform by Purchaser of any of its respective representations, warranties, covenants or agreements contained in this Agreement which, if capable of being cured, has not been cured within ten (10) days after written notice thereof to Purchaser or waived in writing by Seller Representative on behalf of the Sellers or (ii) an event has occurred (other than a material breach of this Agreement by any Seller) such that a condition to the obligations of Sellers cannot be satisfied or is reasonably likely not to be capable of satisfaction, then Seller Representative may, with the consent of the Required Sellers, upon written notice to Purchaser at any time prior to the applicable Closing during the period that such violation, breach or failure is continuing, terminate this Agreement with the effects set forth in Section 10.2; or

(l) by Seller Representative, with the consent of the Required Sellers, if the Board of Directors of Purchaser exercises its Right to Withdraw the Recommendation described in Section 8.6(c).

10.2 Notice of Termination; Effect of Termination.

(a) Termination of this Agreement pursuant to Section 10.1 shall not in any way affect the rights of any Party against any other Party that has violated or breached any of such Party’s representations, warranties or covenants of this Agreement prior to termination hereof. If Purchaser is the breaching party, then Purchaser shall indemnify Seller and its Affiliates for all Losses arising out of such breach. If any Seller(s) is/are the breaching party, then such breaching Seller(s) shall indemnify Purchaser and its Affiliates for all Losses arising out of such breach.

(b) Any proper and valid termination of this Agreement pursuant to Section 10.1 shall be effective immediately upon the delivery of written notice of the terminating Party as described in Section 10.1. In the event of the termination of this Agreement pursuant to Section 10.1, this Agreement shall be of no further force or effect and no Party (or any partner, owner, director, officer, employee, Affiliate, agent or other representative of such Party) shall have any Liability to any other Party hereto, as applicable, except (a) as otherwise provided by the terms of this Section 10.2 and ARTICLE XII, all of which shall survive the termination of this Agreement, and (b) subject to the terms of Section 12.6, nothing herein shall relieve any Party or Parties hereto, as applicable, from Liability for any willful breach of, fraud or intentional misrepresentation in connection with, this Agreement.

10.3 Extension; Waiver. At any time and from time to time prior to the Closing, any Party or Parties hereto may, to the extent legally allowed and except as otherwise set forth herein, (a) extend the time for the performance of any of the obligations or other acts of the other Party or Parties hereto, as applicable, (b) waive any inaccuracies in the representations and warranties made to such Party or Parties contained herein or in any document delivered pursuant hereto, and (c) waive compliance with any of the agreements or conditions for the benefit of such Party or Parties contained herein, provided that any such extension or waiver by the Sellers shall only be provided by the Seller Representative with the consent of the Required Sellers. Any agreement on the part of a Party or Parties to any such extension or waiver, subject to the above, shall be valid only if set forth in an instrument in writing signed on behalf of such Party or Parties, as applicable, subject to the above. Any delay in exercising any right under this Agreement shall not constitute a waiver of such right.

ARTICLE XI.
CONFIDENTIALITY

11.1 Confidentiality Obligations. Each Party shall use commercially reasonable efforts to retain the other Party’s Confidential Information in confidence and not disclose the same to any third party nor use the same, except as authorized by the disclosing Party in writing or as expressly permitted in this ARTICLE XI. Each Party further agrees to take the same care with the other Party’s Confidential Information as it does with its own, but in no event less than a reasonable degree of care.

11.2 Required Disclosure. Notwithstanding Section 11.1 above, if the receiving Party becomes legally compelled to disclose the Confidential Information by a court, Governmental Authority or Applicable Law, including the rules and regulations of the SEC, or is required to disclose pursuant to the rules and regulations of any national securities exchange upon which the receiving Party or its parent entity is listed, any of the disclosing Party’s Confidential Information, the receiving Party shall promptly advise the disclosing Party of such requirement to disclose Confidential Information as soon as the receiving Party becomes aware that such a requirement to disclose might become effective, in order that, where possible, the disclosing Party may seek a protective order or such other remedy as the disclosing Party may consider appropriate in the circumstances. The receiving Party shall disclose only that portion of the disclosing Party’s Confidential Information that it is required to disclose and shall cooperate with the disclosing Party in allowing the disclosing Party to obtain such protective order or other relief.

11.3 Return of Information. Upon written request by the disclosing Party, all of the disclosing Party’s Confidential Information in whatever form shall be returned to the disclosing Party upon termination of this Agreement or destroyed with destruction certified by the receiving Party, without the receiving Party retaining copies thereof except that one copy of all such Confidential Information may be retained by a Party’s legal department or outside legal counsel solely to the extent that such Party is required to keep a copy of such Confidential Information pursuant to Applicable Law, and the receiving Party shall be entitled to retain any Confidential Information in the electronic form or stored on automatic computer back-up archiving systems during the period such backup or archived materials are retained under such Party’s customary procedures and policies; provided, however, that any Confidential Information retained by the receiving Party shall be maintained subject to confidentiality pursuant to the terms of this ARTICLE XI, and such archived or back-up Confidential Information shall not be accessed except as required by Applicable Law.

11.4 Receiving Party Personnel. The receiving Party will limit access to the Confidential Information of the disclosing Party to those of its employees, attorneys and contractors that have a need to know such information in order for the receiving Party to exercise or perform its rights and obligations under this Agreement (the “Receiving Party Personnel”). The Receiving Party Personnel who have access to any Confidential Information of the disclosing Party will be made aware of the confidentiality provision of this Agreement, and will be required to abide by the terms thereof. Any third party contractors that are given access to Confidential Information of a disclosing Party pursuant to the terms hereof shall be required to sign a written agreement pursuant to which such Receiving Party Personnel agree to be bound by the provisions of this Agreement, which written agreement will expressly state that it is enforceable against such Receiving Party Personnel by the disclosing Party.

11.5 Survival. The obligation of confidentiality under this ARTICLE XI shall survive the termination of this Agreement for a period of two years.

11.6 No-Conflict With Confidentiality Agreement. Notwithstanding anything in this ARTICLE XI to the contrary, nothing herein shall modify or reduce the obligations of the Parties pursuant to the Confidentiality Agreement.

ARTICLE XII.
INDEMNIFICATION

12.1 Indemnification by Sellers. Subject to the provisions of this ARTICLE XII, each Seller, individually, and not jointly or severally, agrees to indemnify, defend and hold Purchaser and its Affiliates, parents, stockholders, subsidiaries, officers, directors, employees, agents, successors and assigns (such indemnified Persons are collectively hereinafter referred to as “Purchaser Indemnified Persons”), harmless from and against any and all Losses that any Purchaser Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to: (a) the non-fulfillment of any covenant, undertaking, agreement or other obligation of such Seller under this Agreement, any Schedule hereto or any of the other Transaction Documents; (b) any action taken by such Seller prior to the Closing in connection with the Assets and/or the use of such Assets prior to the Closing Date, or the operations of such Seller prior to and subsequent to Closing (except in connection with the operation of the Assets post-Closing); (c) relating to the Liabilities of such Seller not expressly assumed hereunder; or (d) the breach of any representation, warranty or covenant of such Seller in this Agreement or any Transaction Document to which the Seller is a party and the Seller Representative shall defend and hold each Purchaser Indemnified Person harmless from and against any Losses that any Purchaser Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to any environmental Claims or Liabilities (i) associated with the Assets or (ii) arising from any act or omission by any Seller or the failure of any Seller to comply with any Environmental Law in connection with the Assets (collectively (i) and (ii), the “Environmental Liabilities”), relating to or dating back to the period or periods that each Seller owned and/or had legal title to the Assets which are subject to the applicable Loss (the “Seller Ownership Period”). “Losses” as used in this ARTICLE XII are not limited to matters asserted by third parties, but includes Losses incurred or sustained in the absence of third party Claims. Payment is not a condition precedent to recovery of indemnification for Losses. Each Seller’s indemnification obligations under this Section 12.1 shall be limited to the aggregate amount of consideration (including Cash Consideration, Common Shares and Preferred Shares, as applicable) which such Seller received upon Closing or would receive had the Closing occurred, as applicable (as applicable, the “Seller Cap”).

12.2 Indemnification by Purchaser. Subject to the provisions of this ARTICLE XII, Purchaser agrees to indemnify, defend and hold Sellers and their Affiliates, parents, stockholders, subsidiaries, officers, directors, members, managers, employees, agents, successors and assigns (such indemnified Persons are collectively hereinafter referred to as “Seller Indemnified Persons” and together with the Purchaser Indemnified Persons, the “Indemnified Persons”), harmless from and against any and all Losses that any Seller Indemnified Person may suffer, sustain, incur or become subject to arising out of or due to: (a) the use of the Assets by the Purchaser after the Closing Date; (b) the non-fulfillment of any covenant, undertaking, agreement or other obligation of Purchaser under this Agreement or any Transaction Document; (c) any inaccuracy of any representation of Purchaser in this Agreement or any Transaction Document; (d) any environmental Claims arising from any act or omission by the Purchaser or the failure of Purchaser to comply with any Environmental Law in connection with the Assets post-Closing or (d) the breach of any warranty or covenant of Purchaser in this Agreement or any Transaction Document. The Liability of the Purchaser under this Section 12.2, shall not exceed the Purchase Price (the “Purchaser Cap” and together with each Seller Cap, the “Cap”).

12.3 Survival of Representations, Warranties and Covenants. The representations, warranties, covenants and other provisions of this Agreement which by their terms or by implication are to have continuing effect after the expiration or termination of this Agreement shall survive the Closing Date or the termination of this Agreement for any reason whatsoever, and shall remain in full force and effect.

12.4 Indemnification Procedure.

(a) Promptly following receipt by an Indemnified Person of notice by a third party (including any Governmental Authority) of any complaint or the commencement of any audit, investigation, action or Proceeding with respect to which such Indemnified Person may be entitled to receive payment from the other Party for any Loss, as provided by Section 12.1 or Section 12.2, such Indemnified Person shall notify the Party who has the responsibility to provide indemnification as provided in by Section 12.1 or Section 12.2 (i.e., the Purchaser or the applicable Seller, as applicable, the “Indemnifying Party”), promptly following the Indemnified Person’s receipt of such complaint or notice of the commencement of such audit, investigation, action or Proceeding; provided, however, that the failure to so notify the Indemnifying Party shall relieve the Indemnifying Party from Liability hereunder with respect to such Claim only if, and only to the extent that, such failure to so notify the Indemnifying Party results in harm or prejudice to the Indemnifying Party. The Indemnifying Party may, upon written notice delivered to the Indemnified Person within twenty (20) days thereafter assuming full responsibility for any Losses resulting from such investigation, action or Proceeding, assume the defense of such investigation, action or Proceeding, to the extent such investigation, action or Proceeding involves solely monetary damages, including the employment of counsel reasonably satisfactory to the Indemnified Person and the payment of the fees and disbursements of such counsel; provided, however, that an Indemnifying Party will not be entitled to assume the defense of any investigation, action or Proceeding if (i) such Claim may result in criminal Liability of, or equitable remedies against, the Indemnified Person; or (ii) the Indemnified Person reasonably believes that the interests of the Indemnifying Party and the Indemnified Person with respect to such Claim are in conflict with one another, and as a result, the Indemnifying Party may not adequately represent the interests of the Indemnified Person in such Claim.

(b) If, however, the Indemnifying Party declines or fails to assume, or is not permitted to assume, the defense of the audit, investigation, action or Proceeding on the terms provided above or to employ counsel reasonably satisfactory to the Indemnified Person, in either case within such twenty (20) day period, or if the Indemnifying Party is not entitled to assume the defense of the investigation, action or Proceeding in accordance with the preceding sentence, then such Indemnified Person may employ counsel to represent or defend it in any such audit, investigation, action or Proceeding and the Indemnifying Party shall pay the reasonable fees and disbursements of such counsel for the Indemnified Person as incurred; provided, however, that the Indemnifying Party shall not be required to pay the fees and disbursements of more than one counsel for all Indemnified Parties in any jurisdiction in any single audit, investigation, action or Proceeding. If the Indemnifying Party fails to diligently prosecute the defense of any audit, investigation, action or Proceeding, the Indemnified Person may pay, compromise, and defend such audit, investigation, action or Proceeding and seek indemnification for any and all Claims, Liabilities, losses, damages, costs, expenses, penalties, fines, judgments and fees based upon, arising from or relating to such audit, investigation, action or Proceeding. In any audit, investigation, action or Proceeding for which indemnification is being sought hereunder the Indemnified Person or the Indemnifying Party, whichever is not assuming the defense of such action, may participate in such matter and retain its own counsel at such Party’s own expense. The Indemnifying Party or the Indemnified Person (as the case may be) shall at all times use reasonable efforts to keep the Indemnifying Party or the Indemnified Person (as the case may be) reasonably apprised of the status of the defense of any matter the defense of which it is maintaining and to cooperate in good faith with each other with respect to the defense of any such matter.

(c) No Indemnified Person may settle or compromise any investigation, action or Proceeding or consent to the entry of any judgment with respect to which indemnification is being sought hereunder without the prior written consent of the Indemnifying Party, unless (i) the Indemnifying Party fails to assume, or is not permitted to assume, and maintain the defense of such Claim pursuant to this ARTICLE XII or (ii) such settlement, compromise or consent includes an unconditional release of the Indemnifying Party and its officers, directors, managers, employees and Affiliates from all Liability arising out of such Claim. An Indemnifying Party may not, without the prior written consent of the Indemnified Person, settle or compromise any Claim or consent to the entry of any judgment with respect to which indemnification is being sought hereunder unless such settlement, compromise or consent (x) includes an unconditional release of the Indemnified Person and its officers, directors, managers, employees and Affiliates from all Liability arising out of such Claim, (y) does not contain any admission or statement suggesting any wrongdoing or Liability on behalf of the Indemnified Person and (z) does not contain any equitable order, judgment or term that in any manner affects, restrains or interferes with the business of the Indemnified Person or any of the Indemnified Person’s Affiliates.

12.5 Claims Period. The period during which a Claim for indemnification may be asserted under this ARTICLE XII by an Indemnified Party (the “Claims Period”) shall begin on the date hereof and terminate twenty-four (24) months after the Closing Date (except as otherwise set forth in this Section 12.5); provided, that the covenants and agreements that by their terms apply or are to be performed in whole or in part after the Closing Date shall survive for the period provided in such covenants and agreements, if any, or until fully performed. Notwithstanding the foregoing, if, before the close of business on the last day of the applicable Claims Period, the Indemnifying Party is properly notified of a Claim for indemnity hereunder and such Claim is not finally resolved or disposed of at such date, such Claim shall continue to survive and shall remain a basis for indemnity hereunder until such Claim is finally resolved or disposed of in accordance with the terms hereof.

12.6 Liability Limits.

(a) The total aggregate amount of the Liability of the applicable Indemnifying Party shall not exceed the applicable Cap; and no Indemnified Party shall be indemnified by an Indemnifying Party pursuant to ARTICLE XII for any Losses unless and until the aggregate amount of such Losses exceeds $100,000 (the “Minimum Claim Amount”), after which the applicable Indemnified Party shall be obligated for such aggregate Losses, including, but not limited to the Minimum Claim Amount, from the first dollar, in an amount not to exceed the applicable Cap.

(b) Payments by an Indemnifying Party pursuant to ARTICLE XII in respect of any Loss shall be limited to the amount of any Liability or damage that remains after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payment received by the Indemnified Person in respect of any such Claim. The Indemnified Person shall use its commercially reasonable efforts to recover under insurance policies or indemnity, contribution or other similar agreements for any Losses before seeking indemnification under this Agreement.

(c) In no event shall any Indemnifying Party be liable to any Indemnified Person for any punitive, incidental, exemplary, consequential, special or indirect damages, including loss of future revenue or income, loss of business reputation or opportunity relating to the breach or alleged breach of this Agreement or any Transaction Document, or diminution of value or any damages based on any type of multiple (except to the extent such types of damages constitute losses to a third party as a result of any Claim).

(d) The amount of any indemnity obligation of any Indemnifying Party to the Indemnified Parties provided in this Agreement shall be computed net of any insurance proceeds actually received by an Indemnified Person (net of any deductible amounts, increases in premiums and costs and expenses incurred with respect to such insurance Claims) in connection with or as a result of any Claim giving rise to an indemnification Claim hereunder. If the indemnity amount is paid to the Indemnified Parties by any Indemnifying Party prior to the Indemnified Person’s actual receipt of insurance proceeds related thereto, the Indemnified Person shall, if permissible by the terms of the applicable policy, assign its right to such insurance and allow the Indemnifying Party to pursue collection of such insurance proceeds or, if such payment has been made by any of the Indemnifying Parties, and an Indemnified Person subsequently receives such insurance proceeds, then the Indemnified Person shall promptly pay to or at the direction of the Indemnifying Party the amount of such insurance proceeds subsequently received (net of all related costs, expenses and other losses), but not more, in the aggregate, than the indemnity amount paid by the Indemnifying Party. Notwithstanding the foregoing, no Indemnified Person shall be required to (i) pursue such insurance prior to seeking indemnification under this ARTICLE XII or (ii) commence litigation to recover proceeds under such insurance policies if it is unreasonable do so.

(e) No Indemnified Person shall be entitled to indemnification hereunder for any loss in respect of any Claim to the extent that (i) such loss would not have arisen but for the enactment of any legislation not in effect on the Closing Date or any change of any Law or administrative practice of any Governmental Authority after the Closing Date or any change in any generally accepted accounting principles after the Closing Date, including in each case any legislation or change which takes effect retrospectively, (ii) such loss has arisen as a result of any act or omission by the party seeking indemnification on or after the Closing Date (including without limitation resulting from any change in accounting principles, practices or methodologies) and to the extent of any loss arising from any breach by the party seeking indemnification of its obligations under this Agreement or the other Transaction Documents (in each case provided such party’s breach is a principal cause or principal contributing factor to such party’s Losses related thereto), and (iii) such loss is offset by a corresponding gain accruing after the Closing Date, directly or indirectly, to the benefit of the party seeking indemnification, as a direct result of the act, matter, omission or circumstance giving rise to such loss.

12.7 Right to Set Off. In the event that Purchaser shall have a Claim against a Seller for which Purchaser has not been fully indemnified as contemplated above, Purchaser shall have the right to set off the amount of such Claim against such Seller, against any amounts due such Seller hereunder or any other agreement or understanding by and between Purchaser and such Seller. In the event that any Seller shall have a Claim against Purchaser for which such Seller has not been fully indemnified as contemplated above, such Seller shall have the right to set off the amount of such Claim against Purchaser, against any amounts due Purchaser hereunder or any other agreement or understanding by and between Purchaser and such Seller.

ARTICLE XIII.
MISCELLANEOUS

13.1 Notices. All notices and other communications hereunder (“Notices”) shall be in writing and shall be deemed given if delivered personally, mailed by registered or certified mail (return receipt requested), sent via facsimile or e-mail (with confirmation of transmission) or sent by a nationally recognized overnight courier (providing proof of delivery) to the Parties at the following addresses (or at such other address for a Party as shall be specified by like notice):

(a) if to Seller, to, to the Seller Representative:

Segundo Resources, LLC
Attn: Richard N. Azar, II
4040 Broadway, Suite 305
San Antonio, Texas 78209
Phone:210-829-7151
Fax:210-829-1224
Email: richarda@sezarenergy.com

with a copy to (which shall not constitute notice hereunder):

Knobles, Raetzsch, Moore & Eveld, LLP
Attn: Christopher H. Moore, William L. Knobles, or Stephen K. Ganske
202 N. Camp Street
Seguin, Texas 78209
Phone:830-379-9445
Email: cmoore@krmelaw.com; wknobles@krmelaw.com;
sganske@krmelaw.com

(b) if to Purchaser, to:

Lucas Energy, Inc.
Attn: Anthony C. Schnur,
Chief Executive Officer
450 Gears Road, Suite 780
Houston, Texas 77067
Phone: (713) 528-1881
Fax: (713) 337-1510
Email: tschnur@lucasenergy.com

with a copy to (which shall not constitute notice hereunder):

The Loev Law Firm, PC
Attn: David M. Loev, Esq. or John S. Gillies, Esq.
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Phone: (713) 524-4110
Fax: (713) 524-4122
Email: dloev@loevlaw.com; john@loevlaw.com

or at such other address or number as shall be designated by either of the parties in a notice to the other party given in accordance with this Section. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given: (A) in the case of a notice sent by regular or registered or certified mail, three Business Days after it is duly deposited in the mails; (B) in the case of a notice delivered by hand, when personally delivered; (C) in the case of a notice sent by facsimile, upon transmission subject to telephone confirmation of receipt; (D) in the case of a notice sent by email that the computer of the Person sending the email message has generated a receipt evidencing that the recipient has read the email message, upon telephone confirmation of receipt, or upon email reply from the Person to whom the email was sent (i) confirming receipt of the email, or (ii) responding to the email and including the text thereof in the body of the response; and (E) in the case of a notice sent by overnight mail or overnight courier service, upon confirmation of delivery thereof by the United States Postal Service or the reputable overnight courier service, as applicable.

13.2 No Third-Party Rights. Nothing in this Agreement, express or implied, is intended to or shall confer upon any Person (other than the Parties) any right, benefit, or remedy of any nature whatsoever under or by reason of this Agreement, except as expressly set forth in ARTICLE XII as to Indemnified Parties.

13.3 Schedules and Exhibits. The schedules and exhibits are hereby incorporated into this Agreement and are hereby made a part hereof as if set out in full herein.

13.4 Entire Agreement; Modification. This Agreement, including the schedules, exhibits and amendments hereto constitute the entire agreement between the Parties with respect to the subject matter hereof and supersede all prior agreements, understandings and negotiations, both written and oral, between the Parties with respect to the subject matter of this Agreement, other than the Confidentiality Agreement. No representation, inducement, promise, understanding, condition or warranty not set forth herein has been made or relied upon by any Party hereto. No provision of this Agreement may be amended other than by an instrument in writing signed by the Purchaser and the Required Sellers, and any amendment to this Agreement made in conformity with the provisions of this Section 13.4 shall be binding on all Sellers, unless such proposed amendment would (i) reduce the Cash Consideration, Common Shares or Preferred Shares due to any Sellers; (ii) change the terms of the Debt Assumption; or (iii) materially change any representations or confirmations of Sellers as set forth in ARTICLE V; or (iv) otherwise increase any Liability on the Sellers, which amendment shall require the consent of the Purchaser and all Sellers in order to become effective.

13.5 Headings. The headings contained in this Agreement and in the schedules and exhibits hereto are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.6 Assignments and Successors. The Purchaser may not assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Required Sellers. No Seller may assign any of its rights or delegate any of its obligations under this Agreement without the prior written consent of the Purchaser. Any attempted assignment of this Agreement or of any such rights or delegation of obligations without such applicable consent shall be void and of no effect. This Agreement will be binding upon, and shall be enforceable by the Parties hereto and their respective successors and permitted assigns.

13.7 Filings, Notices and Certain Governmental Approvals. Promptly after Closing, Purchaser shall record the Assignments and all state assignments in all applicable real property records and/or, if applicable, all state agencies and send file stamped and recorded copies of the same to Sellers.

13.8 No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between Persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

13.9 Review and Construction of Documents. Each Party herein expressly represents and warrants to all other Parties hereto that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, Tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

13.10 Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any choice of law or conflict provision or rule (whether of Texas or any other jurisdiction) that would cause the laws of any other jurisdiction to be applied and Applicable Laws of the United States of America. The obligations of the Parties hereto are to be performed in Texas. All disputes, Claims, demands, actions, causes of action, suits or Proceedings by and among the parties to this Agreement shall be adjudicated, litigated, heard or tried, if at all, exclusively in the state or federal courts of Texas. Texas shall be the mandatory, exclusive place for the adjudication, litigation, hearing or trial of any matter by and among the parties to this Agreement. Each party to this Agreement hereby irrevocably waives any right to have any such dispute, Claim, demand, action, cause of action, suit or Proceeding adjudicated, litigated, heard or tried in any place other than Texas.

13.11 Waiver of Jury Trial. Each of the Parties irrevocably waives any and all rights to trial by jury in any action or Proceeding between the Parties arising out of or relating to this Agreement and the transactions contemplated hereby.

13.12 Specific Performance. The Parties hereto acknowledge and agree that irreparable damage would occur if any provision of this Agreement were not performed in accordance with its specific terms or were otherwise breached, and that monetary damages, even if available, would not be an adequate remedy therefor. It is accordingly agreed that the Parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof in any federal court located in the State of Texas or any Texas state court, without proof of actual damages (and each Party hereby waives any requirement for the security or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The Parties further agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to Applicable Law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy for any such breach.

13.13 Non-Waiver. The failure in any one or more instances of a Party hereto to insist upon performance of any of the terms, covenants or conditions of this Agreement, to exercise any right or privilege in this Agreement conferred, or the waiver by said Party of any breach of any of the terms, covenants or conditions of this Agreement shall not be construed as a subsequent waiver of any such terms, covenants, conditions, rights or privileges, but the same shall continue and remain in full force and effect as if no such forbearance or waiver had occurred.

13.14 Independent Nature of Sellers’ Obligations and Rights. The obligations of each Seller under this Agreement and each Transaction Document to which they are a party, are several and not joint with the obligations of any other Seller, and no Seller shall be responsible in any way for the performance or non-performance of the obligations of any other Seller under this Agreement or any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Seller pursuant hereto or thereto, shall be deemed to constitute the Sellers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Sellers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement and the Transaction Documents, and each Seller has conducted its own diligence review. Each Seller shall be entitled to independently protect and enforce its rights including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Seller to be joined as an additional party in any proceeding for such purpose, subject in each case to the terms and conditions hereof and the rights of the Seller Representative. Each Seller has been represented by its own separate legal counsel in its review and negotiation of this Agreement and the Transaction Documents. For reasons of administrative convenience only, each Seller and its respective counsel have chosen to communicate with the Purchaser through Knobles, Raetzsch, Moore & Eveld, LLP (“KRME”). KRME does not represent any of the Sellers other than RAD2 Minerals, Ltd.; the General Partner of Azar-Dreeben A&D Fund, LP; Ben Azar; Coyle Manna Management, LLC; DBS Investments, Ltd.; the General Partners of MPII-Range-Azar Fund, LP;  Saxum Energy, LLC, and Segundo Resources, LLC.

13.15 Non-Compensatory Damages. Neither Purchaser nor Sellers shall be entitled to recover from the other, or their respective Affiliates, any indirect, special, consequential, punitive or exemplary damages, or damages for lost profits of any kind or loss of business opportunity, arising under or in connection with this Agreement or the transactions contemplated hereby, except to the extent any such Party suffers such damages (including costs of defense and reasonable attorneys’ fees incurred in connection with defending of such damages) to a third party, which damages (including costs of defense and reasonable attorneys’ fees incurred in connection with defending against such damages) shall not be excluded by this provision as to recovery hereunder. Subject to the preceding sentence, Purchaser, on behalf of itself and each of its Affiliates, and each Seller, on behalf of itself and each of its Affiliates, waive any right to recover any indirect, special, consequential, punitive or exemplary damages, or damages for lost profits of any kind or loss of business opportunity, arising in connection with or with respect to this Agreement or the transactions contemplated hereby.

13.16 Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

13.17 Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

13.18 Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (including email) or as an electronic download (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any Party, each other Party shall re execute the original form of this Agreement and deliver such form to all other Parties. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

13.19 Transaction Expenses. Until Closing, in the event this Agreement is terminated prior to Closing and/or in the event the Acquisition does not close, each Party shall be responsible for the payment of any and all of its own expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement (“Transaction Expenses”). Following the Closing, the Purchaser shall satisfy or reimburse all reasonable Transaction Expenses paid for, or incurred on behalf of, the Sellers (the “Sellers Transaction Expenses”) in connection with the Acquisition.

13.20 Post-Closing Matters. Each Party shall execute such documents, and perform such other actions, as any other Party may reasonably request after the applicable Closing to further consummate the transactions contemplated by this Agreement.

[Remainder of page left intentionally blank. Signature pages follow.]

IN WITNESS WHEREOF, the Parties have duly executed and delivered this Agreement as of the day and year first written above.

“PURCHASER“

Lucas Energy, Inc.

By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer

[Purchaser Signature Page. Signature pages of Sellers follow.]

Each Seller should execute their own signature page, which taken together shall be the signature pages of the Sellers and shall form a part of this Agreement:

/s/ Al Thaggard
_________________________
Al Thaggard

/s/ Alan Dreeben
_________________________
Alan Dreeben

RAD2 Minerals, Ltd.

By: RAD2 Management, LLC, General Partner

/s/ Richard N. Azar, II
_________________________
Richard N. Azar, II
Manager

Azar-Dreeben A&D Fund, LP

By: Dreeben Oil & Gas Holdings, LLC, General Partner

Members:

/s/ Alan Dreeben
_________________________
Alan Dreeben

Saxum Energy

/s/ Richard E. Menchaca
_________________________
Richard R. Menchaca
Manager

RAD2 Minerals, Ltd.

By: RAD2 Management, LLC, General Partner

/s/ Richard N. Azar, II
_________________________
Richard N. Azar, II
Manager

/s/ Ben Azar
_________________________
Ben Azar

Branch Energy Services, LLC

/s/ Daniel M. Altena
________________
Daniel M. Altena
Manager

Buschman Energy, Ltd.

By: August Management, LLC, its General Partner

/s/ Guy R. Buschman
_________________________
Guy R. Buschman
Manager

Coyle Manna Management LLC

/s/ Richard N. Azar, II
_________________________
Richard N. Azar, II
Manager

DBS Investments, Ltd.

By: DBS Management, LLC, its General Partner

/s/ Donnie B. Seay
_________________________
Donnie B. Seay
Manager

Dudley Energy, Ltd.

By: Dudley Energy Management, LLC, its General Partner

/s/ Paul Dudley and Beverly Dudley
_________________________
Paul Dudley and Beverly Dudley
Managing Members

GBC Minerals, Ltd.

By: OBOY Oil, LLC, its General Partner

/s/ Guy Robert Buschman
_________________________
Guy Robert Buschman
Manager

Guy R. Buschman, Trustee

/s/ Guy R. Buschman
_________________________
Guy R. Buschman

/s/ John W. Taylor
_________________________
John W. Taylor

/s/ Julian Stewart
_________________________
Julian Stewart

Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust

/s/ Kristen B. Hicks
_________________________
Kristen B. Hicks, Trustee

/s/ Larry Votaw
_________________________
Larry Votaw

/s/ Judy Votaw
_________________________
Judy Votaw

Azar, MPII & Range A&D Fund, LP

By: RAD2 Management, LLC, formerly known as Azar Management, LLC General Partner

/s/ Richard N. Azar, II
_________________________
Richard N. Azar, II
Manager

Rockin' S FLP, Ltd.

By: Rockin’ S Investment, LLC, its General Partner

/s/ Gretchen Spalten
_________________________
Gretchen Spalten
Manager

Saxum Energy, LLC

/s/ Richard E. Menchaca
_________________________
Richard R. Menchaca
Manager

Scott Lake Energy, L.P.

By: Scott Lake Energy, LLC, its General Partner

/s/ Donald Rowden
_________________________
Donald Rowden
Manager

Segundo Resources, LLC

/s/ Richard N. Azar, II
_________________________
Richard N. Azar, II
Manager

EXHIBIT A-1

Sellers; List of Assets and Seller’s Assets (Texas)

Seller Name	Description of Seller’s Assets
Al Thaggard	(1)
Alan Dreeben	(1)
RAD2 Minerals, Ltd.	(1)
Azar-Dreeben A&D Fund, LP	(1)
Ben Azar	(1)
Branch Energy Services, LLC	(1)
Buschman Energy, Ltd.,	(1)
Coyle Manna Management LLC	(1)
DBS Investments, Ltd.	(1)
Dudley Energy, Ltd.	(1)
GBC Minerals, Ltd.	(1)
Guy R. Buschman, Trustee	(1)
John W. Taylor	(1)
Julian Stewart	(1)
Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust	(1)
Larry and Judy Votaw	(1)
Azar, MPII & Range A&D Fund, LP	(1)
Rockin' S FLP, Ltd.	(1)
Saxum Energy, LLC	(1)
Scott Lake Energy, L.P.	(1)
Segundo Resources, LLC	(1)

(1)         See the following pages of this Exhibit A-1 for a description of (a) the wells being sold by the Sellers to the Purchaser; and (b) the working interests and net revenue interests in such wells owned by each Seller and being sold to Purchaser pursuant to the terms of the Agreement.

EXHIBIT A-1

BARBA-NEAL 4-21
API: 42-173-35942

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

BARBA-NEAL 2105H
API: 42-173-36293

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

BARBA-NEAL 2106H
API: 42-173-36286

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

BARBA-NEAL 2107H
API: 42-173-36296

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

BARBA-NEAL 2108H
API: 42-173-36352

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

BARBA-NEAL 2110
API: 42-173-36921

Being a portion of Section 21, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

CONNIE 34
API: 42-173-36239

Section 34, Blk 33, T3S, T & P Ry. Co. Survey, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Piper Petroleum Company Lease:

(1) Oil, Gas and Mineral Lease dated July 26, 2012, from Piper Petroleum Company, as Lessor, to Apache Corporation, as Lessee, recorded in Volume 198, Page 187, Official Records of Glasscock County, Texas, covering Section 34, Block 33, Township 3 South, T & P Ry. Co. Survey and the N/2 of Section 47, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas.

Wilson C. Edwards Lease:

(2) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2 and SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(3) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2 and SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

LYNDA 2804H
API: 42-173-36119
Being a portion of Section 28, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

LYNDA 2805H
API: 42-173-36299

Being a portion of Section 28, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

LYNDA 2806H
API: 42-173-36315

Being a portion of Section 28, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

LYNDA 2807H
API: 42-173-36316

Being a portion of Section 28, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

LYNDA 3-28
API: 42-173-35653

Being a portion of Section 28, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

NEAL EDWARDS 48-3
API: 42-173-35893

643.2 acres, Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas insofar as said acreage is included in the following Oil, Gas and Mineral Leases, to-wit:.

(1)
Oil, Gas and Mineral Lease dated September 19, 2007, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 112, Page 758 and Volume 114, Page 182, Official Records of Glasscock County, Texas, covering Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2)
Oil, Gas and Mineral Lease dated September 04, 2007, from the Estate of Dollie Ruth Neal Ballenger, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 107, Page 87, Official Records of Glasscock County, Texas, covering Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey.

NEAL EDWARDS 48-2
API: 42-173-34735

643.2 acres, Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas insofar as said acreage is included in the following Oil, Gas and Mineral Leases, to-wit:.

(1)
Oil, Gas and Mineral Lease dated September 19, 2007, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 112, Page 758 and Volume 114, Page 182, Official Records of Glasscock County, Texas, covering Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2)
Oil, Gas and Mineral Lease dated September 04, 2007, from the Estate of Dollie Ruth Neal Ballenger, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 107, Page 87, Official Records of Glasscock County, Texas, covering Section 48, Block 33, Township 3 South, T & P Ry. Co. Survey.

NEAL 47
API: 42-173-36180

640 acres, Section 47, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas insofar as said acreage is included in the following Oil, Gas and Mineral Leases, to-wit:.

(1)
Oil, Gas and Mineral Lease dated September 30, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 112, Page 758 and Volume 124, Page 15, Official Records of Glasscock County, Texas, including Section 47, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2)
Oil, Gas and Mineral Lease dated September 04, 2008, from the Estate of Dollie Ruth Neal Ballenger, as Lessors, to Special Energy Corporation., as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Records of Glasscock County, Texas, including Section 47, Block 33, Township 3 South, T & P Ry. Co. Survey.

PIRANHA-NEAL 38
API: 42-173-36303

Section 38, Blk 33, T3S, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards G & G Lease:

(1) Oil, Gas and Mineral Lease dated October 18, 2005, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to G & G Limited as Lessee, a Memorandum of the Lease is recorded in Book 89, Page 258, Official Records of Glasscock County, Texas, as same covers and includes NE/4 of Section 38, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas.

Wilson C. Edwards Special Energy Lease:

(1)                Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2 and SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.
(2)

Dollie Ruth Neal Ballenger Lease:

(1)           Oil, Gas and Mineral Lease dated October 27, 2005 from Dollie Ruth Neal Ballenger, as Lessor, to G & G Limited, as Lessee, a Memorandum of the Lease is recorded in Book 89, Page 259, Official Public Records of Glasscock County, Texas, as same covers and includes NE/4 of Section 38, Block 33, Township 3 South, T & P Ry. Co. Survey, Glasscock County, Texas.

Dollie Ruth Neal Ballenger Estate Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2 and SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

RED SNAPPER 14-3
API: 42-173-33854

Being a portion of the N/2 & SW/4 Section 14, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1404H
API: 42-173-36586

Being a portion of the N/2 & SW/4 Section 14, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1405H
API: 42-173-36585

Being a portion of the N/2 & SW/4 Section 14, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1607
API: 42-173-36360

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1608
API: 42-173-36360

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1602H
API: 42-173-35691

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1603H
API: 42-173-35723

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1604H
API: 42-173-35727

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1605H
API: 42-173-35725

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

RED SNAPPER 1606H
API: 42-173-35726

Being a portion of Section 16, Blk 33, T3S, Glasscock County, Texas, as may be included in the following Oil, Gas and Mineral Leases:

Wilson C. Edwards Lease:

(1) Oil, Gas and Mineral Lease dated September 19, 2008, from Wilson C. Edwards and Patricia Virginia Tyler Edwards, as Lessors, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 124, Page 15, Official Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2, SE/4 of Section 34; all of Section 36; the SE/4 & W/2 of Section 38, the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Dollie Ruth Neal Ballenger Lease:

(1) Oil, Gas and Mineral Lease dated September 4, 2008 from Kenneth L. Arnold and Rodney W. Satterwhite as Co-Independent Executors of the Estate of Dollie Ruth Neal Ballenger, deceased, as Lessor, to Special Energy Corporation, as Lessee, a Memorandum of the Lease is recorded in Book 122, Page 152, Official Public Records of Glasscock County, Texas, covering Block 33, Township 3 South, T & P Ry. Co. Survey, including the N/2, SW/4 of Section 14; all of Sections 15, 16, 21, 22, 27 and 28; the N/2 SE/4 of Section 34; the SE/4 & W/2 of Section 38; the SW/4 of Section 39; all of Sections 46 and 47; and all of Section 3, Block 33, Township 4 South, T & P Ry. Co. Survey.

Francys Ann Ballenger Leases:

(1) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 760, Official Public Records of Glasscock County, Texas, covering the W2 and NE/4 of Section 14, all of Sections 15 and 16, Block 33, Township 3 South, T & P Ry. Co. Survey.

(2) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 776, Official Public Records of Glasscock County, Texas, covering all of Sections 21 and 22, Block 33, Township 3 South, T & P Ry. Co. Survey.

(3) Oil, Gas and Mineral Lease dated January 29, 2008 from Francys Ann Ballenger, as Lessor to Maddox Oil Properties, Inc., as Lessee, recorded in Volume 112, Page 792, Official Public Records of Glasscock County, Texas, covering all of Sections 27 and 28, Block 33, Township 3 South, T & P Ry. Co. Survey.

ROBERTS SCHAFER 6-2
API: 42-173-36006

640 acres, more or less, Section 6, Block 32, Township 3 South, T & P RR Co. Survey, Glasscock County, Texas, insofar as said acreage is included in the following Oil, Gas and Mineral Leases, to-wit:

(1)
Oil, Gas and Mineral Lease dated May 24, 2007, from Edward L. Johnson as Trustee of the Edward L. Johnson Trust dated September 1993 and as Trustee of the Lois V. Johnson Trust dated September 1993, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 108, Page 246, Official Records of Glasscock County, Texas, covering S/2 of Section 4, E/2 of Section 6 and all of Section 8, Block 32, Township 3 South, T & P Ry. Co. Survey.

(2)
Oil, Gas and Mineral Lease dated October 17, 2007, from Rosie Marie Roberts, et al, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 108, Page 332, Official Records of Glasscock County, Texas, covering Sections 4, 6, 8, 10, 12 and W/85 acres 15 Block 32, Township 3 South, T & P Ry. Co. Survey, and said lease having been ratified by various parties in Volume 113, Page 197 through 224, Official Records of Glasscock County, Texas.

SCHAFER 4-1
API: 42-173-33432

333.40 acres, more or less, S/2 of Section 4, Block 32, Township 3 South, T & P RR Co. Survey, Glasscock County, Texas, insofar as said acreage is included in the following Oil, Gas and Mineral Leases, to-wit:

(1)
Oil, Gas and Mineral Lease dated May 24, 2007, from Edward L. Johnson as Trustee of the Edward L. Johnson Trust dated September 1993 and as Trustee of the Lois V. Johnson Trust dated September 1993, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 108, Page 246, Official Records of Glasscock County, Texas, covering S/2 of Section 4, E/2 of Section 6 and all of Section 8, Block 32, Township 3 South, T & P Ry. Co. Survey.

(2)
Oil, Gas and Mineral Lease dated October 17, 2007, from Rosie Marie Roberts, et al, as Lessors, to Maddox Oil Properties, Inc., as Lessee, a Memorandum of the Lease is recorded in Book 108, Page 332, Official Records of Glasscock County, Texas, covering S/2 of Section 4, Block 32, Township 3 South, T & P Ry. Co. Survey, and said lease having been ratified by various parties in Volume 113, Page 197 through 224, Official Records of Glasscock County, Texas.

BARBA NEAL 4-21
WELL NAME	OWNER	W.I.	N.R.I.
BARBA NEAL 4-21	AZAR MINERALS LTD	0.03088895	0.02331475
BARBA NEAL 4-21	DBS INVESTMENTS, LTD	0.00500000	0.00377400
BARBA NEAL 4-21	SAXUM ENERGY, LLC	0.01269442	0.00958175
TOTAL:		0.04858337	0.03667050

BARBA-NEAL 2105H
WELL NAME	OWNER	W.I.	N.R.I.
BARBA-NEAL 2105H	AZAR MINERALS LTD	0.03550960	0.02680172
BARBA-NEAL 2105H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754800
BARBA-NEAL 2105H	DBS INVESTMENTS, LTD	0.01000000	0.00754600
BARBA-NEAL 2105H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754800
BARBA-NEAL 2105H	SAXUM ENERGY, LLC	0.00888900	0.00670764
TOTAL:		0.07439860	0.05615136

BARBA NEAL 2106H
WELL NAME	OWNER	W.I.	N.R.I.
BARBA NEAL 2106H	AZAR MINERALS LTD	0.03550960	0.02680172
BARBA NEAL 2106H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2106H	DBS INVESTMENTS, LTD	0.01000000	0.00754600
BARBA NEAL 2106H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2106H	SAXUM ENERGY, LLC	0.00888900	0.00670764
TOTAL:		0.07439860	0.05615136

BARBA NEAL 2107H
WELL NAME	OWNER	W.I.	N.R.I.
BARBA NEAL 2107H	AZAR MINERALS LTD	0.03550960	0.02680172
BARBA NEAL 2107H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2107H	DBS INVESTMENTS, LTD	0.01000000	0.00754600
BARBA NEAL 2107H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2107H	SAXUM ENERGY, LLC	0.00888900	0.00670764
TOTAL:		0.07439860	0.05615136

BARBA NEAL 2108H
WELL NAME	OWNER	W.I.	N.R.I.
BARBA NEAL 2108H	AZAR MINERALS LTD	0.03550960	0.02680172
BARBA NEAL 2108H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2108H	DBS INVESTMENTS, LTD	0.01000000	0.00754600
BARBA NEAL 2108H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2108H	SAXUM ENERGY, LLC	0.00888900	0.00670764
TOTAL:		0.07439860	0.05615136

BARBA NEAL 2110
WELL NAME	OWNER	W.I.	N.R.I.
BARBA NEAL 2110	AZAR MINERALS LTD	0.02500000	0.01887000
BARBA NEAL 2110	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2110	DBS INVESTMENTS, LTD	0.00500000	0.00377400
BARBA NEAL 2110	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754800
BARBA NEAL 2110	SAXUM ENERGY, LLC	0.00858340	0.00647890
TOTAL:		0.05858340	0.04421890

CONNIE 34
WELL NAME	OWNER	W.I.	N.R.I.
CONNIE 34	AZAR MINERALS LTD	0.02500000	0.01886500
CONNIE 34	AZAR-DREEBEN A&D FUND, LP	0.00500000	0.00377400
CONNIE 34	DBS INVESTMENTS, LTD	0.00500000	0.00377400
CONNIE 34	AZAR, MPII & RANGE A&D FUND, LP	0.00500000	0.00377400
CONNIE 34	SAXUM ENERGY, LLC	0.00858337	0.00647756
TOTAL:		0.04858337	0.03666456

LYNDA 2804H
WELL NAME	OWNER	W.I.	N.R.I.
LYNDA 2804H	AZAR MINERALS LTD	0.03439793	0.02595891
LYNDA 2804H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754712
LYNDA 2804H	DBS INVESTMENTS, LTD	0.01200000	0.00906000
LYNDA 2804H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754713
LYNDA 2804H	SAXUM ENERGY, LLC	0.00800000	0.00603680
TOTAL:		0.07439793	0.05614996

LYNDA 2805H
WELL NAME	OWNER	W.I.	N.R.I.
LYNDA 2805H	AZAR MINERALS LTD	0.03439793	0.02595891
LYNDA 2805H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754712
LYNDA 2805H	DBS INVESTMENTS, LTD	0.01200000	0.00906000
LYNDA 2805H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754713
LYNDA 2805H	SAXUM ENERGY, LLC	0.00800000	0.00603680
TOTAL:		0.07439793	0.05614996

LYNDA 2806H
WELL NAME	OWNER	W.I.	N.R.I.
LYNDA 2806H	AZAR MINERALS LTD	0.03439793	0.02595891
LYNDA 2806H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754712
LYNDA 2806H	DBS INVESTMENTS, LTD	0.01200000	0.00906000
LYNDA 2806H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754713
LYNDA 2806H	SAXUM ENERGY, LLC	0.00800000	0.00603680
TOTAL:		0.07439793	0.05614996

LYNDA 2807H
WELL NAME	OWNER	W.I.	N.R.I.
LYNDA 2807H	AZAR MINERALS LTD	0.03439793	0.02595891
LYNDA 2807H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00754712
LYNDA 2807H	DBS INVESTMENTS, LTD	0.01200000	0.00906000
LYNDA 2807H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00754713
LYNDA 2807H	SAXUM ENERGY, LLC	0.00800000	0.00603680
TOTAL:		0.07439793	0.05614996

LYNDA 3-28
WELL NAME	OWNER	W.I.	N.R.I.
LYNDA 3-28	AZAR MINERALS LTD	0.02958320	0.02232930
LYNDA 3-28	DBS INVESTMENTS, LTD	0.00500000	0.00377400
LYNDA 3-28	SAXUM ENERGY, LLC	0.01400000	0.01056720
TOTAL:		0.04858320	0.03667050

NEAL EDWARDS 48-3
WELL NAME	OWNER	W.I.	N.R.I.
NEAL EDWARDS 48-3	AZAR MINERALS LTD	0.03088310	0.02316233
NEAL EDWARDS 48-3	DBS INVESTMENTS, LTD	0.01250000	0.00937500
NEAL EDWARDS 48-3	SAXUM ENERGY, LLC	0.01750000	0.01312500
TOTAL:		0.06088310	0.04566233

NEAL EDWARDS 48-2
WELL NAME	OWNER	W.I.	N.R.I.
NEAL EDWARDS 48-2	AZAR MINERALS LTD	0.00088312	0.00066234
TOTAL:		0.00088312	0.00066234

NEAL 47
WELL NAME	OWNER	W.I.	N.R.I.
NEAL 47	AZAR-DREEBEN A&D FUND, LP	0.00372054	0.00279041
NEAL 47	AZAR MINERALS LTD	0.01339396	0.01004548
NEAL 47	DBS INVESTMENTS, LTD	0.00372054	0.00279041
NEAL 47	AZAR, MPII & RANGE A&D FUND, LP	0.00372054	0.00279041
NEAL 47	SAXUM ENERGY, LLC	0.01086400	0.00814800
TOTAL:		0.03541958	0.02656469

PIRANHA-NEAL 38
WELL NAME	OWNER	W.I.	N.R.I.
PIRANHA-NEAL 38	AZAR-DREEBEN A&D FUND, LP	0.00250000	0.00187500
PIRANHA-NEAL 38	AZAR MINERALS LTD	0.01224310	0.00918233
PIRANHA-NEAL 38	DBS INVESTMENTS, LTD	0.00250000	0.00187500
PIRANHA-NEAL 38	ALAN DREEBEN	0.00324310	0.00243233
PIRANHA-NEAL 38	AZAR, MPII & RANGE A&D FUND, LP	0.00250000	0.00187500
PIRANHA-NEAL 38	SAXUM ENERGY, LLC	0.01054305	0.00790729
TOTAL:		0.03352925	0.02514694

RED SNAPPER 14-3
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 14-3	AZAR MINERALS LTD	0.02659500	0.02005701
RED SNAPPER 14-3	DBS INVESTMENTS, LTD	0.00420000	0.00316749
RED SNAPPER 14-3	SAXUM ENERGY, LLC	0.01000000	0.00754165
TOTAL:		0.04079500	0.03076615

RED SNAPPER 1404H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1404H	AZAR MINERALS LTD	0.00500000	0.00377082
RED SNAPPER 1404H	DBS INVESTMENTS, LTD	0.01000000	0.00754165
RED SNAPPER 1404H	ALAN DREEBEN	0.01000000	0.00754165
RED SNAPPER 1404H	AZAR, MPII & RANGE A&D FUND, LP	0.00500000	0.00377082
RED SNAPPER 1404H	SAXUM ENERGY, LLC	0.00427398	0.00322331
RED SNAPPER 1404H	LARRY VOTAW	0.03000000	0.02262500
TOTAL:		0.06427398	0.04847325

RED SNAPPER 1405H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1405H	AZAR MINERALS LTD	0.00500000	0.00377082
RED SNAPPER 1405H	DBS INVESTMENTS, LTD	0.01000000	0.00754165
RED SNAPPER 1405H	ALAN DREEBEN	0.01000000	0.00754165
RED SNAPPER 1405H	AZAR, MPII & RANGE A&D FUND, LP	0.00500000	0.00377082
RED SNAPPER 1405H	SAXUM ENERGY, LLC	0.00427398	0.00322331
RED SNAPPER 1405H	LARRY VOTAW	0.03000000	0.02262500
TOTAL:		0.06427398	0.04847325

RED SNAPPER 1607
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1607	AZAR MINERALS LTD	0.02500000	0.01887017
RED SNAPPER 1607	AZAR-DREEBEN A&D FUND, LP	0.00500000	0.00377404
RED SNAPPER 1607	DBS INVESTMENTS, LTD	0.00500000	0.00377404
RED SNAPPER 1607	AZAR, MPII & RANGE A&D FUND, LP	0.00500000	0.00377404
RED SNAPPER 1607	SAXUM ENERGY, LLC	0.00858340	0.00647881
TOTAL:		0.04858340	0.03667109

RED SNAPPER 1608
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1608	AZAR MINERALS LTD	0.02500000	0.01887021
RED SNAPPER 1608	AZAR-DREEBEN A&D FUND, LP	0.00500000	0.00377407
RED SNAPPER 1608	DBS INVESTMENTS, LTD	0.00500000	0.00377407
RED SNAPPER 1608	AZAR, MPII & RANGE A&D FUND, LP	0.00500000	0.00377407
RED SNAPPER 1608	SAXUM ENERGY, LLC	0.00858340	0.00647875
TOTAL:		0.04858340	0.03667116

RED SNAPPER 1602H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1602H	AZAR MINERALS LTD	0.04650000	0.03510541
RED SNAPPER 1602H	DBS INVESTMENTS, LTD	0.01200000	0.00905620
RED SNAPPER 1602H	SAXUM ENERGY, LLC	0.01589890	0.01199863
TOTAL:		0.07439890	0.05616024

RED SNAPPER 1603H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1603H	AZAR MINERALS LTD	0.04650000	0.03510541
RED SNAPPER 1603H	DBS INVESTMENTS, LTD	0.01200000	0.00905620
RED SNAPPER 1603H	SAXUM ENERGY, LLC	0.01589890	0.01199863
TOTAL:		0.07439890	0.05616024

RED SNAPPER 1604H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1604H	AZAR MINERALS LTD	0.04650000	0.03510541
RED SNAPPER 1604H	DBS INVESTMENTS, LTD	0.01200000	0.00905620
RED SNAPPER 1604H	SAXUM ENERGY, LLC	0.01589890	0.01199863
TOTAL:		0.07439890	0.05616024

RED SNAPPER 1605H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1605H	AZAR MINERALS LTD	0.04650000	0.03510541
RED SNAPPER 1605H	DBS INVESTMENTS, LTD	0.01200000	0.00905620
RED SNAPPER 1605H	SAXUM ENERGY, LLC	0.01589890	0.01199863
TOTAL:		0.07439890	0.05616024

RED SNAPPER 1606H
WELL NAME	OWNER	W.I.	N.R.I.
RED SNAPPER 1606H	AZAR MINERALS LTD	0.04650000	0.03510541
RED SNAPPER 1606H	DBS INVESTMENTS, LTD	0.01200000	0.00905620
RED SNAPPER 1606H	SAXUM ENERGY, LLC	0.01589890	0.01199863
TOTAL:		0.07439890	0.05616024

ROBERTS SCHAFER 6-2
WELL NAME	OWNER	W.I.	N.R.I.
ROBERTS SCHAFER 6-2	AZAR-DREEBEN A&D FUND, LP	0.00577898	0.00433423
ROBERTS SCHAFER 6-2	AZAR MINERALS LTD	0.00534271	0.00400707
ROBERTS SCHAFER 6-2	AZAR, MPII & RANGE A&D FUND, LP	0.00577898	0.00433423
ROBERTS SCHAFER 6-2	SAXUM ENERGY, LLC	0.00460418	0.00345313
TOTAL:		0.02150483	0.01612866

SCHAFER 4-1
WELL NAME	OWNER	W.I.	N.R.I.
SCHAFER 4-1	AZAR MINERALS LTD	0.09000000	0.06750000
SCHAFER 4-1	DBS INVESTMENTS, LTD	0.08000000	0.06000000
SCHAFER 4-1	SAXUM ENERGY, LLC	0.01000000	0.00750000
TOTAL:		0.18000000	0.13500000

EXHIBIT A-2

Sellers; List of Assets and Seller’s Assets (Oklahoma)

Seller Name	Description of Seller’s Assets
Al Thaggard	(1)
Alan Dreeben	(1)
RAD2 Minerals, Ltd.	(1)
Azar-Dreeben A&D Fund, LP	(1)
Ben Azar	(1)
Branch Energy Services, LLC	(1)
Buschman Energy, Ltd. LTD	(1)
Coyle Manna Management LLC	(1)
DBS Investments, Ltd.	(1)
Dudley Energy, Ltd.	(1)
GBC Minerals, Ltd.	(1)
Guy R. Buschman, Trustee	(1)
John W. Taylor	(1)
Julian Stewart	(1)
Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust	(1)
Larry and Judy Votaw	(1)
Azar, MPII & Range A&D Fund, LP	(1)
Rockin' S FLP, Ltd.	(1)
Saxum Energy, LLC	(1)
Scott Lake Energy, L.P.	(1)
Segundo Resources, LLC	(1)

(1)         See the following pages of this Exhibit A-2 for a description of (a) the wells being sold by the Sellers to the Purchaser; and (b) the working interests and net revenue interests in such wells owned by each Seller and being sold to Purchaser pursuant to the terms of the Agreement.

EXHIBIT A-2 - OKLAHOMA WELLS

WELL	SECTION	TWP - RN	COUNTY	OCC Order#	ACREAGE
ABEL #1-21H	21	15N-4E	LINCOLN	546552	640
ABO #1-11H	11	15N-4E	LINCOLN	544556	640
ABRAHAM #1-28H	28	15N-4E	LINCOLN	549284	640
ACHILLES #1-22H	22	15N-4E	LINCOLN	537051	640
ACROPOLIS #1-19H	19	15N-5E	LINCOLN	561569	200.406
ALFRED #1-18H	18	15N-4E	LINCOLN	536803	637.24
ALICE 1-9H	9	15N-5E	LINCOLN
ALLIE#1-11	SE/10 & SW/11	17N-01E	PAYNE		640
ANTHONY #1-9H	9	14N-4E	LINCOLN	561384	640
BALSAM #1-16H	16	15N-4E	LINCOLN		640
BIG SHOT
BONUS #1-4H	4	14-4E	LINCOLN	537070	634.88
BRIXEY #1-13H	13	15N-4E	LINCOLN	539626	640
BUCKSHOT #1-H	30	18N-2E	PAYNE	532092	635.04
BURL #1-20H	20	15N-5E	LINCOLN	564427	640
CAIN
CALYPSO #1-27H	27	14N-5E	LINCOLN
CANUTE #1-19H	19	15N-4E	LINCOLN	539625	635.05
CANYONS #1-33H	33	14N-5E	LINCOLN
CHAD 1-16	16	14N-4E	LINCOLN	546720	640
CHAD 2-16H	16	14N-4E	LINCOLN
CHENEY SHOT	20	18N-2E	PAYNE	536976	640
COLLINS #1-H	E/2 NW/4 NW/4 13 & NE/4 14	17N-1E	PAYNE	450799	367.9
CORINTH 1-9H	9	14N-5E	LINCOLN	560428	640
COUGAR 1-35H	N/2 34 & NW/4 35	17N-1E	LOGAN	Order pending. CD 200603050	480
COYLE STATE #1-36	NE/4 36	18N-1E	PAYNE		160
CRETE	5	14N-5E	LINCOLN	546615	636.24
CUPID	22	14N-4E	LINCOLN	563316	640
DAMASCUS #1-29H	29	15N-4E	LINCOLN	548860	640
DORIANS #1-29H	29	15N-5E	LINCOLN	564427	640
DOUBLE SHOT	6	17N-2E	PAYNE	517360	639.75
ELIZABETH #1-14H	14	15N-4E	LINCOLN	542985	640

ERME #1-7H	7	15N-4E	LINCOLN	560609 & 560391	634.97
FLOSSIE 1-33H	33	17N-1E	LOGAN	545768	640
FOY #1-10H	10	15N-4E	LINCOLN	542986	640
FRANCISCO #1-20H	20	15N-4E	LINCOLN	539627	640
FRUIN
GILBERT #1-12H	12	15N-4E	LINCOLN	550090	640
GODDESS 1-34H	34	15N-4E	LINCOLN	508199	640
GREENFIELD #1-15H	15	15N-4E	LINCOLN	537264	640
GRIP #1-12	E/2 NW/4 12	17N-1E	PAYNE		80
HELM #1-33H	32	14N-5E	LINCOLN	551385	640
HOMER #1-32	32	14N-5E	LINCOLN	551385	640
HORSETHIEF #1-H	L 2,3,4; N/2 NW/4; 12	17N-1E	PAYNE	495158	246
ICARUS #1-16H	16	14N-5E	LINCOLN		640
J.O. LONGAN #1
JUDGE 1-H	SW/4 2	17N-1E	PAYNE		480
LAKE LOUISE 1-14H	14	15N-5E	LINCOLN
LEGATE	E/2 15	17N-01E	PAYNE		320
LONGAN #6
MEDUSA 1-6H	6	14N-5E	LINCOLN
MELOSA #1-21H	21	14N-4E	LINCOLN	563953	640
MIDAS	8	14N-5E	LINCOLN	543052	640
MINNICH #5	NE/4 11	17N-1E	PAYNE		160
MINNICH #7	NE/4 11	17N-1E	PAYNE		160
MORPHEUS 1-13H	13	14N-4E	LINCOLN
NECTAR #1-4H	4	14N-5E	LINCOLN	552270	633.48
NICE SHOT 1-31H	31	18N-2E	PAYNE	521500	636.32
NIGHTFALL 1-36H	36	14N-4E	LINCOLN
NORTHERN SHOT	25	18N-1E	PAYNE	492832	640
PANDORA 1-25H	25	14N-5E	LINCOLN
RIFLE SHOT	29	18N-02E	PAYNE		640
SANTA FE 1-15H	15	15N-5E	LINCOLN
SARTAIN	21	14N-5E	LINCOLN	564760	640
SHAWN	W/2 14	17N-01E	PAYNE		320

SINGLE SHOT #1	1	17N-1E	PAYNE	510245	640
SOUTHERN SHOT #1H	36	18N-1E	PAYNE		640
SOUTH DOWNEY
SPARTA #1-3H	3	14N-4E	LINCOLN	543002	639.86
STAVROS	11	14N-4E	LINCOLN	536804	640
STEAMBOAT 1-22H	22	15N-5E	LINCOLN
SUNDANCE 1-11H	11	15N-5E	LINCOLN
TELLURIDE 1-10H	10	15N-5E	LINCOLN
TIGER
TITAN	15	14N-4E	LINCOLN	547296	640
TROJAN 1-12H	12	14N-4E	LINCOLN
VENUS
VESTA 1-14H	14	14N-4E	LINCOLN	537163	640
WHISTLER 1-26H	26	51N-5E	LINCOLN
XANTHUS #1-27H	27	15N-4E	LINCOLN	532223	640
YANI 1-131H	31	15N-5E	LINCOLN
ZEPHIR	23	14N-4E	LINCOLN	549456	640

ALICE 1-9H
WELL NAME	OWNER	W.I.	N.R.I.
ALICE 1-9H	RAD2 MINERALS, LTD.	0.05154617	0.04123694
ALICE 1-9H	AZAR-DREEBEN A&D FUND, LP	0.02000000	0.01600000
ALICE 1-9H	DBS INVESTMENTS, LTD.	0.02400000	0.01920000
ALICE 1-9H	DUDLEY ENERGY, LTD.	0.00800000	0.00640000
ALICE 1-9H	AZAR, MPII & RANGE A&D FUND, LP	0.02000000	0.01600000
ALICE 1-9H	SAXUM ENERGY, LLC	0.01600000	0.01280000
ALICE 1-9H	SCOTT LAKE ENERGY, L.P.	0.04000000	0.03200000
ALICE 1-9H	JULIAN STEWART	0.00800000	0.00640000
ALICE 1-9H	JOHN W. TAYLOR	0.01600000	0.01280000
ALICE 1-9H	AL THAGGARD	0.00800000	0.00640000
ALICE 1-9H	LARRY & JUDY VOTAW	0.02400000	0.01920000
TOTAL:		0.23554617	0.18843694

CALYPSO 1-27H
WELL NAME	OWNER	W.I.	N.R.I.
CALYPSO 1-27H	RAD2 MINERALS, LTD.	0.06680000	0.05344000
CALYPSO 1-27H	AZAR-DREEBEN A&D FUND, LP	0.02265813	0.01812650
CALYPSO 1-27H	DBS INVESTMENTS, LTD.	0.02854650	0.02283720
CALYPSO 1-27H	DUDLEY ENERGY, LTD.	0.00952500	0.00762000
CALYPSO 1-27H	AZAR, MPII & RANGE A&D FUND, LP	0.02265938	0.01812750
CALYPSO 1-27H	SAXUM ENERGY, LLC	0.01893750	0.01515000
CALYPSO 1-27H	SCOTT LAKE ENERGY, L.P.	0.04762500	0.03810000
CALYPSO 1-27H	JULIAN STEWART	0.00952500	0.00762000
CALYPSO 1-27H	JOHN W. TAYLOR	0.01893750	0.01515000
CALYPSO 1-27H	AL THAGGARD	0.00952500	0.00762000
CALYPSO 1-27H	LARRY & JUDY VOTAW	0.02854650	0.02283720
TOTAL:		0.28328550	0.22662840

CANYONS 1-33H
WELL NAME	OWNER	W.I.	N.R.I.
CANYONS 1-33H	RAD2 MINERALS, LTD.	0.06800000	0.05440000
CANYONS 1-33H	DBS INVESTMENTS, LTD.	0.06800000	0.05440000
CANYONS 1-33H	ALAN DREEBEN	0.06800000	0.05440000
CANYONS 1-33H	SAXUM ENERGY, LLC	0.01860000	0.01488000
CANYONS 1-33H	SCOTT LAKE ENERGY, L.P.	0.06800000	0.05440000
TOTAL:		0.29060000	0.23248000

LAKE LOUISE 1-14H
WELL NAME	OWNER	W.I.	N.R.I.
LAKE LOUISE 1-14H	RAD2 MINERALS, LTD.	0.06500000	0.05200000
LAKE LOUISE 1-14H	AZAR-DREEBEN A&D FUND, LP	0.01000000	0.00800000
LAKE LOUISE 1-14H	BEN AZAR	0.00500000	0.00400000
LAKE LOUISE 1-14H	BRANCH ENERGY SERVICE, LLC	0.00500000	0.00400000
LAKE LOUISE 1-14H	DBS INVESTMENTS, LTD.	0.05000000	0.04000000
LAKE LOUISE 1-14H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
LAKE LOUISE 1-14H	GBC MINERALS, LTD.	0.02000000	0.01600000
LAKE LOUISE 1-14H	AZAR, MPII & RANGE A&D FUND, LP	0.01000000	0.00800000
LAKE LOUISE 1-14H	SAXUM ENERGY, LLC	0.02000000	0.01600000
LAKE LOUISE 1-14H	SCOTT LAKE ENERGY, L.P.	0.06000000	0.04800000
LAKE LOUISE 1-14H	JULIAN STEWART	0.01000000	0.00800000
LAKE LOUISE 1-14H	JOHN W. TAYLOR	0.00500000	0.00400000
LAKE LOUISE 1-14H	AL THAGGARD	0.01000000	0.00800000
LAKE LOUISE 1-14H	LARRY & JUDY VOTAW	0.02000000	0.01600000
TOTAL:		0.30000000	0.24000000

MEDUSA 1-6H
WELL NAME	OWNER	W.I.	N.R.I.
MEDUSA 1-6H	RAD2 MINERALS, LTD.	0.06400000	0.04991706
MEDUSA 1-6H	AZAR-DREEBEN A&D FUND, LP	0.02200000	0.01715800
MEDUSA 1-6H	DBS INVESTMENTS, LTD.	0.04000000	0.03119710
MEDUSA 1-6H	DUDLEY ENERGY, LTD.	0.01000000	0.00779900
MEDUSA 1-6H	AZAR, MPII & RANGE A&D FUND, LP	0.02200000	0.01715800
MEDUSA 1-6H	SAXUM ENERGY, LLC	0.02000000	0.01559900
MEDUSA 1-6H	SCOTT LAKE ENERGY, L.P.	0.05000000	0.03899610
MEDUSA 1-6H	JULIAN STEWART	0.01000000	0.00779900
MEDUSA 1-6H	JOHN W. TAYLOR	0.01000000	0.00779900
MEDUSA 1-6H	AL THAGGARD	0.01000000	0.00779900
MEDUSA 1-6H	LARRY & JUDY VOTAW	0.03000000	0.02339781
TOTAL:		0.28800000	0.22461907

MORPHEUS 1-13H
WELL NAME	OWNER	W.I.	N.R.I.
MORPHEUS 1-13H	RAD2 MINERALS, LTD.	0.06400171	0.05120001
MORPHEUS 1-13H	AZAR-DREEBEN A&D FUND, LP	0.02500000	0.02000000
MORPHEUS 1-13H	DBS INVESTMENTS, LTD.	0.03000000	0.02400000
MORPHEUS 1-13H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
MORPHEUS 1-13H	AZAR, MPII & RANGE A&D FUND, LP	0.02500000	0.02000000
MORPHEUS 1-13H	SAXUM ENERGY, LLC	0.02000000	0.01600000
MORPHEUS 1-13H	SCOTT LAKE ENERGY, L.P.	0.05000000	0.04000000
MORPHEUS 1-13H	JULIAN STEWART	0.01000000	0.00800000
MORPHEUS 1-13H	JOHN W. TAYLOR	0.01312329	0.01050000
MORPHEUS 1-13H	AL THAGGARD	0.01000000	0.00800000
MORPHEUS 1-13H	LARRY & JUDY VOTAW	0.03000000	0.02400000
TOTAL:		0.28712500	0.22970001

NIGHTFALL 1-36H
WELL NAME	OWNER	W.I.	N.R.I.
NIGHTFALL 1-36H	RAD2 MINERALS, LTD.	0.07500000	0.06000000
NIGHTFALL 1-36H	AZAR-DREEBEN A&D FUND, LP	0.02000000	0.01600000
NIGHTFALL 1-36H	BEN AZAR	0.00500000	0.00400000
NIGHTFALL 1-36H	DBS INVESTMENTS, LTD.	0.04000000	0.03200000
NIGHTFALL 1-36H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
NIGHTFALL 1-36H	GBC MINERALS, LTD.	0.01000000	0.00800000
NIGHTFALL 1-36H	AZAR, MPII & RANGE A&D FUND, LP	0.02000000	0.01600000
NIGHTFALL 1-36H	SAXUM ENERGY, LLC	0.02000000	0.01600000
NIGHTFALL 1-36H	SCOTT LAKE ENERGY, L.P.	0.05000000	0.04000000
NIGHTFALL 1-36H	JULIAN STEWART	0.01000000	0.00800000
NIGHTFALL 1-36H	JOHN W. TAYLOR	0.01000000	0.00800000
NIGHTFALL 1-36H	AL THAGGARD	0.01000000	0.00800000
NIGHTFALL 1-36H	LARRY & JUDY VOTAW	0.02000000	0.01600000
TOTAL:		0.30000000	0.24000000

PANDORA
WELL NAME	OWNER	W.I.	N.R.I.
PANDORA	RAD2 MINERALS, LTD.	0.07500000	0.05979319
PANDORA	AZAR-DREEBEN A&D FUND, LP	0.02000000	0.01594600
PANDORA	BEN AZAR	0.00500000	0.00398650
PANDORA	DBS INVESTMENTS, LTD.	0.04000000	0.03189200
PANDORA	DUDLEY ENERGY, LTD.	0.01000000	0.00797300
PANDORA	GBC MINERALS, LTD.	0.01000000	0.00797300
PANDORA	AZAR, MPII & RANGE A&D FUND, LP	0.02000000	0.01594600
PANDORA	SAXUM ENERGY, LLC	0.02000000	0.01594600
PANDORA	SCOTT LAKE ENERGY, L.P.	0.05000000	0.03986500
PANDORA	JULIAN STEWART	0.01000000	0.00797300
PANDORA	JOHN W. TAYLOR	0.01000000	0.00797300
PANDORA	AL THAGGARD	0.01000000	0.00797300
PANDORA	LARRY & JUDY VOTAW	0.02000000	0.01594600
TOTAL:		0.30000000	0.23918569

SANTA FE 1-15H
WELL NAME	OWNER	W.I.	N.R.I.
SANTA FE 1-15H	RAD2 MINERALS, LTD.	0.06000000	0.04800000
SANTA FE 1-15H	AZAR-DREEBEN A&D FUND, LP	0.01250000	0.01000000
SANTA FE 1-15H	BEN AZAR	0.00500000	0.00400000
SANTA FE 1-15H	BRANCH ENERGY SERVICE, LLC	0.00500000	0.00400000
SANTA FE 1-15H	DBS INVESTMENTS, LTD.	0.06000000	0.04800000
SANTA FE 1-15H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
SANTA FE 1-15H	GBC MINERALS, LTD.	0.02000000	0.01600000
SANTA FE 1-15H	AZAR, MPII & RANGE A&D FUND, LP	0.01250000	0.01000000
SANTA FE 1-15H	SAXUM ENERGY, LLC	0.02000000	0.01600000
SANTA FE 1-15H	SCOTT LAKE ENERGY, L.P.	0.06000000	0.04800000
SANTA FE 1-15H	JULIAN STEWART	0.01000000	0.00800000
SANTA FE 1-15H	JOHN W. TAYLOR	0.00500000	0.00400000
SANTA FE 1-15H	AL THAGGARD	0.01000000	0.00800000
SANTA FE 1-15H	LARRY & JUDY VOTAW	0.01000000	0.00800000
TOTAL:		0.30000000	0.24000000

STEAMBOAT 1-22H
WELL NAME	OWNER	W.I.	N.R.I.
STEAMBOAT 1-22H	RAD2 MINERALS, LTD.	0.05986868	0.04789495
STEAMBOAT 1-22H	AZAR-DREEBEN A&D FUND, LP	0.01995623	0.01596498
STEAMBOAT 1-22H	BEN AZAR	0.00498906	0.00399125
STEAMBOAT 1-22H	BRANCH ENERGY SERVICE, LLC	0.00498906	0.00399125
STEAMBOAT 1-22H	DBS INVESTMENTS, LTD.	0.03991246	0.03192996
STEAMBOAT 1-22H	DUDLEY ENERGY, LTD.	0.00997811	0.00798249
STEAMBOAT 1-22H	GBC MINERALS, LTD.	0.00997811	0.00798249
STEAMBOAT 1-22H	AZAR, MPII & RANGE A&D FUND, LP	0.01995623	0.01596498
STEAMBOAT 1-22H	SAXUM ENERGY, LLC	0.01995623	0.01596498
STEAMBOAT 1-22H	SCOTT LAKE ENERGY, L.P.	0.04989057	0.03991246
STEAMBOAT 1-22H	JULIAN STEWART	0.00997811	0.00798249
STEAMBOAT 1-22H	JOHN W. TAYLOR	0.00997811	0.00798249
STEAMBOAT 1-22H	AL THAGGARD	0.00997811	0.00798249
STEAMBOAT 1-22H	LARRY & JUDY VOTAW	0.02993434	0.02394747
TOTAL:		0.29934342	0.23947474

SUNDANCE 1-11H
WELL NAME	OWNER	W.I.	N.R.I.
SUNDANCE 1-11H	RAD2 MINERALS, LTD.	0.06000000	0.04800000
SUNDANCE 1-11H	AZAR-DREEBEN A&D FUND, LP	0.02000000	0.01600000
SUNDANCE 1-11H	BEN AZAR	0.00500000	0.00400000
SUNDANCE 1-11H	DBS INVESTMENTS, LTD.	0.05000000	0.04000000
SUNDANCE 1-11H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
SUNDANCE 1-11H	GBC MINERALS, LTD.	0.01000000	0.00800000
SUNDANCE 1-11H	AZAR, MPII & RANGE A&D FUND, LP	0.02000000	0.01600000
SUNDANCE 1-11H	SAXUM ENERGY, LLC	0.02000000	0.01600000
SUNDANCE 1-11H	SCOTT LAKE ENERGY, L.P.	0.05000000	0.04000000
SUNDANCE 1-11H	JULIAN STEWART	0.01000000	0.00800000
SUNDANCE 1-11H	JOHN W. TAYLOR	0.00500000	0.00400000
SUNDANCE 1-11H	AL THAGGARD	0.01000000	0.00800000
SUNDANCE 1-11H	LARRY & JUDY VOTAW	0.03000000	0.02400000
TOTAL:		0.30000000	0.24000000

TELLURIDE 1-10H
WELL NAME	OWNER	W.I.	N.R.I.
TELLURIDE 1-10H	RAD2 MINERALS, LTD.	0.06000000	0.04800000
TELLURIDE 1-10H	AZAR-DREEBEN A&D FUND, LP	0.01500000	0.01200000
TELLURIDE 1-10H	BEN AZAR	0.00500000	0.00400000
TELLURIDE 1-10H	DBS INVESTMENTS, LTD.	0.06000000	0.04800000
TELLURIDE 1-10H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
TELLURIDE 1-10H	GBC MINERALS, LTD.	0.02000000	0.01600000
TELLURIDE 1-10H	AZAR, MPII & RANGE A&D FUND, LP	0.01500000	0.01200000
TELLURIDE 1-10H	SAXUM ENERGY, LLC	0.02000000	0.01600000
TELLURIDE 1-10H	SCOTT LAKE ENERGY, L.P.	0.06000000	0.04800000
TELLURIDE 1-10H	JULIAN STEWART	0.01000000	0.00800000
TELLURIDE 1-10H	JOHN W. TAYLOR	0.00500000	0.00400000
TELLURIDE 1-10H	AL THAGGARD	0.01000000	0.00800000
TELLURIDE 1-10H	LARRY & JUDY VOTAW	0.01000000	0.00800000
TOTAL:		0.30000000	0.24000000

TROJAN 1-12H
WELL NAME	OWNER	W.I.	N.R.I.
TROJAN 1-12H	RAD2 MINERALS, LTD.	0.06596250	0.05235450
TROJAN 1-12H	AZAR-DREEBEN A&D FUND, LP	0.02373450	0.01883600
TROJAN 1-12H	DBS INVESTMENTS, LTD.	0.02898000	0.02300040
TROJAN 1-12H	DUDLEY ENERGY, LTD.	0.00949400	0.00753540
TROJAN 1-12H	AZAR, MPII & RANGE A&D FUND, LP	0.02373450	0.01883600
TROJAN 1-12H	SAXUM ENERGY, LLC	0.01898800	0.01507080
TROJAN 1-12H	SCOTT LAKE ENERGY, L.P.	0.04746900	0.03767510
TROJAN 1-12H	JULIAN STEWART	0.00949400	0.00753540
TROJAN 1-12H	JOHN W. TAYLOR	0.01898800	0.01507080
TROJAN 1-12H	AL THAGGARD	0.00949400	0.00753540
TROJAN 1-12H	LARRY & JUDY VOTAW	0.02848000	0.02260500
TOTAL:		0.28481850	0.22605480

WHISTLER 1 -26H
WELL NAME	OWNER	W.I.	N.R.I.
WHISTLER 1 -26H	RAD2 MINERALS, LTD.	0.06000000	0.04800000
WHISTLER 1 -26H	AZAR-DREEBEN A&D FUND, LP	0.02000000	0.01600000
WHISTLER 1 -26H	BEN AZAR	0.00500000	0.00400000
WHISTLER 1 -26H	BRANCH ENERGY SERVICE, LLC	0.00500000	0.00400000
WHISTLER 1 -26H	DBS INVESTMENTS, LTD.	0.04000000	0.03200000
WHISTLER 1 -26H	DUDLEY ENERGY, LTD.	0.01000000	0.00800000
WHISTLER 1 -26H	GBC MINERALS, LTD.	0.01000000	0.00800000
WHISTLER 1 -26H	AZAR, MPII & RANGE A&D FUND, LP	0.02000000	0.01600000
WHISTLER 1 -26H	SAXUM ENERGY, LLC	0.02000000	0.01600000
WHISTLER 1 -26H	SCOTT LAKE ENERGY, L.P.	0.05000000	0.04000000
WHISTLER 1 -26H	JULIAN STEWART	0.01000000	0.00800000
WHISTLER 1 -26H	JOHN W. TAYLOR	0.01000000	0.00800000
WHISTLER 1 -26H	AL THAGGARD	0.01000000	0.00800000
WHISTLER 1 -26H	LARRY & JUDY VOTAW	0.03000000	0.02400000
TOTAL:		0.30000000	0.24000000

YANI 1-31H
WELL NAME	OWNER	W.I.	N.R.I.
YANI 1-31H	RAD2 MINERALS, LTD.	0.06594693	0.05275754
YANI 1-31H	AZAR-DREEBEN A&D FUND, LP	0.02287500	0.01830000
YANI 1-31H	DBS INVESTMENTS, LTD.	0.02745000	0.02196000
YANI 1-31H	DUDLEY ENERGY, LTD.	0.00915000	0.00732000
YANI 1-31H	AZAR, MPII & RANGE A&D FUND, LP	0.02287500	0.01830000
YANI 1-31H	SAXUM ENERGY, LLC	0.01830000	0.01464000
YANI 1-31H	SCOTT LAKE ENERGY, L.P.	0.04575000	0.03660000
YANI 1-31H	JULIAN STEWART	0.00915000	0.00732000
YANI 1-31H	JOHN W. TAYLOR	0.01000000	0.00800000
YANI 1-31H	AL THAGGARD	0.01000000	0.00800000
YANI 1-31H	LARRY & JUDY VOTAW	0.02745000	0.02196000
TOTAL:		0.26894693	0.21515754

ALLIE #1-10H
WELL NAME	OWNER	W.I.	N.R.I.
ALLIE #1-10H	AZAR MINERALS, LTD.	0.11062284	0.08849827
ALLIE #1-10H	BUSCHMAN ENERGY, LTD.	0.02076170	0.01660936
ALLIE #1-10H	GUY R. BUSCHMAN, TRUSTEE	0.01025390	0.00820312
ALLIE #1-10H	COYLE MANNA MANAGEMENT, LLC	0.49218790	0.39375032
ALLIE #1-10H	DBS INVESTMENTS, LTD.	0.10875088	0.08700070
ALLIE #1-10H	GBC MINERALS, LTD.	0.11253910	0.09003128
ALLIE #1-10H	KRISTEN B. HICKS, TRUSTEE	0.01025390	0.00820312
ALLIE #1-10H	SCOTT LAKE ENERGY, L.P.	0.10875088	0.08700070
ALLIE #1-10H	ROCKIN' S FLP, LTD.	0.01025390	0.00820312
TOTAL:		0.98437500	0.78750000

BIG SHOT #1-5H
WELL NAME	OWNER	W.I.	N.R.I.
BIG SHOT #1-5H	AZAR MINERALS, LTD.	0.09541667	---
BIG SHOT #1-5H	COYLE MANNA MANAGEMENT, LLC	0.62875000	---
BIG SHOT #1-5H	DBS INVESTMENTS, LTD.	0.09541666	---
BIG SHOT #1-5H	GBC MINERALS, LTD.	0.08500000	---
BIG SHOT #1-5H	SCOTT LAKE ENERGY, L.P.	0.09541667	---
TOTAL:		1.00000000	---

BUCKSHOT #1-30H
WELL NAME	OWNER	W.I.	N.R.I.
BUCKSHOT #1-30H	AZAR MINERALS, LTD.	0.16041111	0.12755855
BUCKSHOT #1-30H	COYLE MANNA MANAGEMENT, LLC	0.40493573	0.32200396
BUCKSHOT #1-30H	DBS INVESTMENTS, LTD.	0.16041112	0.12755855
BUCKSHOT #1-30H	GBC MINERALS, LTD.	0.09624667	0.07653513
BUCKSHOT #1-30H	SCOTT LAKE ENERGY, L.P.	0.16041112	0.12755855
TOTAL:		0.98241575	0.78121474

CAIN #1-12H
WELL NAME	OWNER	W.I.	N.R.I.
CAIN #1-12H	AZAR MINERALS, LTD.	0.06269255	0.05119758
CAIN #1-12H	COYLE MANNA MANAGEMENT, LLC	0.73454673	0.59986413
CAIN #1-12H	DBS INVESTMENTS, LTD.	0.06269254	0.05119757
CAIN #1-12H	GBC MINERALS, LTD.	0.05875718	0.04798377
CAIN #1-12H	SCOTT LAKE ENERGY, L.P.	0.06269254	0.05119757
TOTAL:		0.98138154	0.80144062

CHENEY SHOT #1-20H
WELL NAME	OWNER	W.I.	N.R.I.
CHENEY SHOT #1-20H	AZAR MINERALS, LTD.	0.13000000	0.10400000
CHENEY SHOT #1-20H	COYLE MANNA MANAGEMENT, LLC	0.40500000	0.32400000
CHENEY SHOT #1-20H	DBS INVESTMENTS, LTD.	0.13000000	0.10400000
CHENEY SHOT #1-20H	DUDLEY ENERGY, LTD.	0.03000000	0.02400000
CHENEY SHOT #1-20H	GBC MINERALS, LTD.	0.09500000	0.07600000
CHENEY SHOT #1-20H	SCOTT LAKE ENERGY, L.P.	0.13000000	0.10400000
TOTAL:		0.92000000	0.73600000

COLLINS #1H
WELL NAME	OWNER	W.I.	N.R.I.
COLLINS #1H	AZAR MINERALS, LTD.	0.07540566	0.06032453
COLLINS #1H	COYLE MANNA MANAGEMENT, LLC	0.69518917	0.55615134
COLLINS #1H	DBS INVESTMENTS, LTD.	0.07540567	0.06032454
COLLINS #1H	GBC MINERALS, LTD.	0.07619983	0.06095986
COLLINS #1H	SCOTT LAKE ENERGY, L.P.	0.07540567	0.06032454
TOTAL:		0.99760600	0.79808480

COYLE STATE #1-36
WELL NAME	OWNER	W.I.	N.R.I.
COYLE STATE #1-36	AZAR MINERALS, LTD.	0.13277778	0.10622222
COYLE STATE #1-36	GUY R. BUSCHMAN, TRUSTEE	0.00333333	0.00266666
COYLE STATE #1-36	COYLE MANNA MANAGEMENT, LLC	0.48166667	0.38533334
COYLE STATE #1-36	DBS INVESTMENTS, LTD.	0.13277778	0.10622222
COYLE STATE #1-36	GBC MINERALS, LTD.	0.11666667	0.09333334
COYLE STATE #1-36	SCOTT LAKE ENERGY, L.P.	0.13277777	0.10622222
TOTAL:		1.00000000	0.80000000

DOUBLE SHOT #1-6H
WELL NAME	OWNER	W.I.	N.R.I.
DOUBLE SHOT #1-6H	AZAR MINERALS, LTD.	0.02287600	0.01752629
DOUBLE SHOT #1-6H	COYLE MANNA MANAGEMENT, LLC	0.83273717	0.63799575
DOUBLE SHOT #1-6H	DBS INVESTMENTS, LTD.	0.02287599	0.01752628
DOUBLE SHOT #1-6H	GBC MINERALS, LTD.	0.05408591	0.04143754
DOUBLE SHOT #1-6H	SCOTT LAKE ENERGY, L.P.	0.02287599	0.01752628
TOTAL:		0.95545106	0.73201214

SOUTH DOWNEY #2-A
WELL NAME	OWNER	W.I.	N.R.I.
SOUTH DOWNEY #2-A	AZAR MINERALS, LTD.	0.05916667	---
SOUTH DOWNEY #2-A	COYLE MANNA MANAGEMENT, LLC	0.72125000	---
SOUTH DOWNEY #2-A	DBS INVESTMENTS, LTD.	0.05916667	---
SOUTH DOWNEY #2-A	GBC MINERALS, LTD.	0.08875000	---
SOUTH DOWNEY #2-A	SCOTT LAKE ENERGY, L.P.	0.05916666	---
TOTAL:		0.98750000	---

FRUIN #1-12H
WELL NAME	OWNER	W.I.	N.R.I.
FRUIN #1-12H	AZAR MINERALS, LTD.	0.06372222	---
FRUIN #1-12H	COYLE MANNA MANAGEMENT, LLC	0.74336111	---
FRUIN #1-12H	DBS INVESTMENTS, LTD.	0.06372223	---
FRUIN #1-12H	GBC MINERALS, LTD.	0.06297222	---
FRUIN #1-12H	SCOTT LAKE ENERGY, L.P.	0.06372222	---
TOTAL:		0.99750000	---

GRIP #1-12
WELL NAME	OWNER	W.I.	N.R.I.
GRIP #1-12	AZAR-DREEBEN A&D FUND, LP	0.04801236	0.03840989
GRIP #1-12	AZAR MINERALS, LTD.	0.05761570	0.04609256
GRIP #1-12	COYLE MANNA MANAGEMENT, LLC	0.40328890	0.32263112
GRIP #1-12	DBS INVESTMENTS, LTD.	0.07682040	0.06145632
GRIP #1-12	DUDLEY ENERGY, LTD.	0.01920470	0.01536376
GRIP #1-12	GBC MINERALS, LTD.	0.05281000	0.04224800
GRIP #1-12	AZAR, MPII & RANGE A&D FUND, LP	0.07201854	0.05761483
GRIP #1-12	PETROFLOW ENERGY	0.14403250	0.11522600
GRIP #1-12	SCOTT LAKE ENERGY, L.P.	0.07682040	0.06145632
TOTAL:		0.95062350	0.76049880

HORSETHIEF #1-12H
WELL NAME	OWNER	W.I.	N.R.I.
HORSETHIEF #1-12H	AZAR MINERALS, LTD.	0.06399772	0.05119818
HORSETHIEF #1-12H	COYLE MANNA MANAGEMENT, LLC	0.74578684	0.59662947
HORSETHIEF #1-12H	DBS INVESTMENTS, LTD.	0.06399772	0.05119818
HORSETHIEF #1-12H	GBC MINERALS, LTD.	0.05972000	0.04777600
HORSETHIEF #1-12H	SCOTT LAKE ENERGY, L.P.	0.06399772	0.05119818
TOTAL:		0.99750000	0.79800000

JUDGE #1-2H
WELL NAME	OWNER	W.I.	N.R.I.
JUDGE #1-2H	AZAR MINERALS, LTD.	0.10633681	0.08506945
JUDGE #1-2H	BUSCHMAN ENERGY, LTD.	0.02059896	0.01647917
JUDGE #1-2H	GUY R. BUSCHMAN, TRUSTEE	0.01019966	0.00815973
JUDGE #1-2H	COYLE MANNA MANAGEMENT, LLC	0.49696180	0.39756944
JUDGE #1-2H	DBS INVESTMENTS, LTD.	0.10633682	0.08506946
JUDGE #1-2H	GBC MINERALS, LTD.	0.11199652	0.08959722
JUDGE #1-2H	KRISTEN B. HICKS, TRUSTEE	0.01019966	0.00815973
JUDGE #1-2H	SCOTT LAKE ENERGY, L.P.	0.10633681	0.08506945
JUDGE #1-2H	ROCKIN' S FLP, LTD.	0.01019966	0.00815973
TOTAL:		0.97916670	0.78333336

LEGATE #1-15H
WELL NAME	OWNER	W.I.	N.R.I.
LEGATE #1-15H	AZAR MINERALS, LTD.	0.05555556	0.04444445
LEGATE #1-15H	BUSCHMAN ENERGY, LTD.	0.01562500	0.01250000
LEGATE #1-15H	GUY R. BUSCHMAN, TRUSTEE	0.00520834	0.00416667
LEGATE #1-15H	COYLE MANNA MANAGEMENT, LLC	0.25000000	0.20000000
LEGATE #1-15H	DBS INVESTMENTS, LTD.	0.05555556	0.04444445
LEGATE #1-15H	GBC MINERALS, LTD.	0.05208330	0.04166664
LEGATE #1-15H	KRISTEN B. HICKS, TRUSTEE	0.00520834	0.00416667
LEGATE #1-15H	SCOTT LAKE ENERGY, L.P.	0.05555556	0.04444445
LEGATE #1-15H	ROCKIN' S FLP, LTD.	0.00520834	0.00416667
TOTAL:		0.50000000	0.40000000

J. O. LONGAN #1
WELL NAME	OWNER	W.I.	N.R.I.
J. O. LONGAN #1	AZAR MINERALS, LTD.	0.06593672	0.05274938
J. O. LONGAN #1	COYLE MANNA MANAGEMENT, LLC	0.74081205	0.59264964
J. O. LONGAN #1	DBS INVESTMENTS, LTD.	0.06593671	0.05274937
J. O. LONGAN #1	GBC MINERALS, LTD.	0.05854891	0.04683913
J. O. LONGAN #1	SCOTT LAKE ENERGY, L.P.	0.06593671	0.05274937
TOTAL:		0.99717110	0.79773688

LONGAN #6
WELL NAME	OWNER	W.I.	N.R.I.
LONGAN #6	AZAR MINERALS, LTD.	0.06593672	0.05274938
LONGAN #6	COYLE MANNA MANAGEMENT, LLC	0.74081205	0.59264964
LONGAN #6	DBS INVESTMENTS, LTD.	0.06593671	0.05274937
LONGAN #6	GBC MINERALS, LTD.	0.05854891	0.04683913
LONGAN #6	SCOTT LAKE ENERGY, L.P.	0.06593671	0.05274937
TOTAL:		0.99717110	0.79773688

MINNICH #5
WELL NAME	OWNER	W.I.	N.R.I.
MINNICH #5	AZAR MINERALS, LTD.	0.06593671	0.05274937
MINNICH #5	COYLE MANNA MANAGEMENT, LLC	0.74081205	0.59264964
MINNICH #5	DBS INVESTMENTS, LTD.	0.06593672	0.05274938
MINNICH #5	GBC MINERALS, LTD.	0.05854891	0.04683913
MINNICH #5	SCOTT LAKE ENERGY, L.P.	0.06593671	0.05274937
TOTAL:		0.99717110	0.79773688

MINNICH #7
WELL NAME	OWNER	W.I.	N.R.I.
MINNICH #7	AZAR MINERALS, LTD.	0.06355556	0.05084445
MINNICH #7	COYLE MANNA MANAGEMENT, LLC	0.74306391	0.59445113
MINNICH #7	DBS INVESTMENTS, LTD.	0.06355555	0.05084444
MINNICH #7	GBC MINERALS, LTD.	0.06451943	0.05161554
MINNICH #7	SCOTT LAKE ENERGY, L.P.	0.06355555	0.05084444
TOTAL:		0.99825000	0.79860000

NICE SHOT #1-31H
WELL NAME	OWNER	W.I.	N.R.I.
NICE SHOT #1-31H	AZAR MINERALS, LTD.	0.08916667	0.07133334
NICE SHOT #1-31H	COYLE MANNA MANAGEMENT, LLC	0.64500000	0.51600000
NICE SHOT #1-31H	DBS INVESTMENTS, LTD.	0.08916667	0.07133334
NICE SHOT #1-31H	GBC MINERALS, LTD.	0.08500000	0.06800000
NICE SHOT #1-31H	SCOTT LAKE ENERGY, L.P.	0.08916666	0.07133333
TOTAL:		0.99750000	0.79800000

NORTHERN SHOT #1-25H
WELL NAME	OWNER	W.I.	N.R.I.
NORTHERN SHOT #1-25H	AZAR MINERALS, LTD.	0.09166667	0.07333334
NORTHERN SHOT #1-25H	COYLE MANNA MANAGEMENT, LLC	0.62250000	0.49800000
NORTHERN SHOT #1-25H	DBS INVESTMENTS, LTD.	0.09166667	0.07333334
NORTHERN SHOT #1-25H	GBC MINERALS, LTD.	0.10000000	0.08000000
NORTHERN SHOT #1-25H	SCOTT LAKE ENERGY, L.P.	0.09166666	0.07333333
TOTAL:		0.99750000	0.79800000

RIFLE SHOT #1-29H
WELL NAME	OWNER	W.I.	N.R.I.
RIFLE SHOT #1-29H	AZAR MINERALS, LTD.	0.13000000	0.10400000
RIFLE SHOT #1-29H	COYLE MANNA MANAGEMENT, LLC	0.40500000	0.32400000
RIFLE SHOT #1-29H	DBS INVESTMENTS, LTD.	0.13000000	0.10400000
RIFLE SHOT #1-29H	DUDLEY ENERGY, LTD.	0.03000000	0.02400000
RIFLE SHOT #1-29H	GBC MINERALS, LTD.	0.09500000	0.07600000
RIFLE SHOT #1-29H	SCOTT LAKE ENERGY, L.P.	0.13000000	0.10400000
TOTAL:		0.92000000	0.73600000

SHAWN #1-14H
WELL NAME	OWNER	W.I.	N.R.I.
SHAWN #1-14H	AZAR MINERALS, LTD.	0.11111112	0.08888890
SHAWN #1-14H	BUSCHMAN ENERGY, LTD.	0.02125000	0.01700000
SHAWN #1-14H	GUY R. BUSCHMAN, TRUSTEE	0.01041666	0.00833333
SHAWN #1-14H	COYLE MANNA MANAGEMENT, LLC	0.50000000	0.40000000
SHAWN #1-14H	DBS INVESTMENTS, LTD.	0.11111112	0.08888890
SHAWN #1-14H	GBC MINERALS, LTD.	0.11416667	0.09133334
SHAWN #1-14H	KRISTEN B. HICKS, TRUSTEE	0.01041666	0.00833333
SHAWN #1-14H	SCOTT LAKE ENERGY, L.P.	0.11111111	0.08888889
SHAWN #1-14H	ROCKIN' S FLP, LTD.	0.01041666	0.00833333
TOTAL:		1.00000000	0.80000000

SINGLE SHOT #1-1H
WELL NAME	OWNER	W.I.	N.R.I.
SINGLE SHOT #1-1H	COYLE MANNA MANAGEMENT, LLC	0.94333333	0.75466666
SINGLE SHOT #1-1H	GBC MINERALS, LTD.	0.05416667	0.04333334
TOTAL:		0.99750000	0.79800000

SOUTHERN SHOT #1-36H
WELL NAME	OWNER	W.I.	N.R.I.
SOUTHERN SHOT #1-36H	AZAR MINERALS, LTD.	0.08944444	0.07155555
SOUTHERN SHOT #1-36H	COYLE MANNA MANAGEMENT, LLC	0.63166667	0.50533334
SOUTHERN SHOT #1-36H	DBS INVESTMENTS, LTD.	0.08944445	0.07155556
SOUTHERN SHOT #1-36H	GBC MINERALS, LTD.	0.10000000	0.08000000
SOUTHERN SHOT #1-36H	SCOTT LAKE ENERGY, L.P.	0.08944444	0.07155555
TOTAL:		1.00000000	0.80000000

COUGAR
WELL NAME	OWNER	W.I.	N.R.I.
COUGAR	DBS INVESTMENTS, LTD.	0.04628458	0.03626421
COUGAR	RAD2 MINERALS, LTD.	0.04628458	0.03626421
COUGAR	SAXUM ENERGY, LLC	0.00943200	0.00754500
TOTAL:		0.10200116	0.08007342

XANTHUS #1-27H
WELL NAME	OWNER	W.I.	N.R.I.
XANTHUS #1-27H	DBS INVESTMENTS, LTD.	0.03351310	0.02601048
XANTHUS #1-27H	RAD2 MINERALS, LTD.	0.04644740	0.03715792
XANTHUS #1-27H	SAXUM ENERGY, LLC	0.00928950	0.00741360
TOTAL:		0.08925000	0.07058200

CORINTH
WELL NAME	OWNER	W.I.	N.R.I.
CORINTH	DBS INVESTMENTS, LTD.	0.03301052	0.02640842
CORINTH	RAD2 MINERALS, LTD.	0.04720000	0.03770000
CORINTH	SAXUM ENERGY, LLC	0.00800000	0.00637500
TOTAL:		0.08821052	0.07048342

ICARUS
WELL NAME	OWNER	W.I.	N.R.I.
ICARUS	DBS INVESTMENTS, LTD.	0.03301052	0.02640842
ICARUS	RAD2 MINERALS, LTD.	0.04715789	0.03772631
ICARUS	SAXUM ENERGY, LLC	0.00943157	0.00754500
TOTAL:		0.08959998	0.07167973

NECTAR
WELL NAME	OWNER	W.I.	N.R.I.
NECTAR	DBS INVESTMENTS, LTD.	0.03301052	0.02637365
NECTAR	RAD2 MINERALS, LTD.	0.04715789	0.03767664
NECTAR	SAXUM ENERGY, LLC	0.00943200	0.00754500
TOTAL:		0.08960041	0.07159529

VENUS
WELL NAME	OWNER	W.I.	N.R.I.
VENUS	DBS INVESTMENTS, LTD.	0.03301052	0.02633965
VENUS	RAD2 MINERALS, LTD.	0.04715789	0.03762807
VENUS	SAXUM ENERGY, LLC	0.00943158	0.00752560
TOTAL:		0.08959999	0.07149332

SARTAIN
WELL NAME	OWNER	W.I.	N.R.I.
SARTAIN	DBS INVESTMENTS, LTD.	0.03300898	0.02640718
SARTAIN	RAD2 MINERALS, LTD.	0.04715789	0.03772631
SARTAIN	SAXUM ENERGY, LLC	0.01500000	0.01200000
TOTAL:		0.09516687	0.07613349

CRETE
WELL NAME	OWNER	W.I.	N.R.I.
CRETE	DBS INVESTMENTS, LTD.	0.03251316	0.02589020
CRETE	RAD2 MINERALS, LTD.	0.04644737	0.03698599
CRETE	SAXUM ENERGY, LLC	0.00906600	0.00725300
TOTAL:		0.08802653	0.07012919

MIDAS
WELL NAME	OWNER	W.I.	N.R.I.
MIDAS	DBS INVESTMENTS, LTD.	0.03251316	0.02520684
MIDAS	RAD2 MINERALS, LTD.	0.04715790	0.03600977
MIDAS	SAXUM ENERGY, LLC	0.00900244	0.00720195
TOTAL:		0.08867350	0.06841856

SPARTA #1-3H
WELL NAME	OWNER	W.I.	N.R.I.
SPARTA #1-3H	DBS INVESTMENTS, LTD.	0.03251316	0.02601053
SPARTA #1-3H	RAD2 MINERALS, LTD.	0.04644737	0.03715790
SPARTA #1-3H	SAXUM ENERGY, LLC	0.00943200	0.00754500
TOTAL:		0.08839253	0.07071343

ACROPOLIS #1-19H
WELL NAME	OWNER	W.I.	N.R.I.
ACROPOLIS #1-19H	DBS INVESTMENTS, LTD.	0.03251315	0.02601052
ACROPOLIS #1-19H	RAD2 MINERALS, LTD.	0.04644736	0.03715789
ACROPOLIS #1-19H	SAXUM ENERGY, LLC	0.00928950	0.00743160
TOTAL:		0.08825001	0.07060001

HOMER
WELL NAME	OWNER	W.I.	N.R.I.
HOMER	DBS INVESTMENTS, LTD.	0.03251315	0.02590888
HOMER	RAD2 MINERALS, LTD.	0.04644736	0.03701277
HOMER	SAXUM ENERGY, LLC	0.00928947	0.00740257
TOTAL:		0.08824998	0.07032422

STAVROS
WELL NAME	OWNER	W.I.	N.R.I.
STAVROS	DBS INVESTMENTS, LTD.	0.03251315	0.02640840
STAVROS	RAD2 MINERALS, LTD.	0.04715790	0.03772630
STAVROS	SAXUM ENERGY, LLC	0.00943158	0.00754530
TOTAL:		0.08910263	0.07168000

TITAN
WELL NAME	OWNER	W.I.	N.R.I.
TITAN	DBS INVESTMENTS, LTD.	0.03251315	0.02510176
TITAN	RAD2 MINERALS, LTD.	0.04715790	0.03585965
TITAN	SAXUM ENERGY, LLC	0.00928947	0.00717193
TOTAL:		0.08896052	0.06813334

VESTA
WELL NAME	OWNER	W.I.	N.R.I.
VESTA	DBS INVESTMENTS, LTD.	0.03251315	0.02640842
VESTA	RAD2 MINERALS, LTD.	0.04715790	0.03772633
VESTA	SAXUM ENERGY, LLC	0.00943158	0.00754526
TOTAL:		0.08910263	0.07168001

GODDESS
WELL NAME	OWNER	W.I.	N.R.I.
GODDESS	DBS INVESTMENTS, LTD.	0.03251310	0.02600000
GODDESS	RAD2 MINERALS, LTD.	0.04644740	0.03715790
GODDESS	SAXUM ENERGY, LLC	0.00929000	0.00743200
TOTAL:		0.08825050	0.07058990

ACHILLES #1-22H
WELL NAME	OWNER	W.I.	N.R.I.
ACHILLES #1-22H	DBS INVESTMENTS, LTD.	0.03251300	0.02570000
ACHILLES #1-22H	RAD2 MINERALS, LTD.	0.04644740	0.03715795
ACHILLES #1-22H	SAXUM ENERGY, LLC	0.00928950	0.00743100
TOTAL:		0.08824990	0.07028895

BURL #1-20H
WELL NAME	OWNER	W.I.	N.R.I.
BURL #1-20H	DBS INVESTMENTS, LTD.	0.03251000	0.02495000
BURL #1-20H	RAD2 MINERALS, LTD.	0.04463300	0.03541700
BURL #1-20H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.08514300	0.06676700

DORIANS #1-29H
WELL NAME	OWNER	W.I.	N.R.I.
DORIANS #1-29H	DBS INVESTMENTS, LTD.	0.03251000	0.02600000
DORIANS #1-29H	RAD2 MINERALS, LTD.	0.04466700	0.03715800
DORIANS #1-29H	SAXUM ENERGY, LLC	0.00800000	0.00634300
TOTAL:		0.08517700	0.06950100

TIGER
WELL NAME	OWNER	W.I.	N.R.I.
TIGER	DBS INVESTMENTS, LTD.	0.03239920	0.02538490
TIGER	RAD2 MINERALS, LTD.	0.04533303	0.03626420
TIGER	SAXUM ENERGY, LLC	0.00925692	0.00725288
TOTAL:		0.08698915	0.06890198

FLOSSIE
WELL NAME	OWNER	W.I.	N.R.I.
FLOSSIE	DBS INVESTMENTS, LTD.	0.03224000	0.02530000
FLOSSIE	RAD2 MINERALS, LTD.	0.04522383	0.03617906
FLOSSIE	SAXUM ENERGY, LLC	0.00904500	0.00723600
TOTAL:		0.08650883	0.06871506

ELIZABETH #1-14H
WELL NAME	OWNER	W.I.	N.R.I.
ELIZABETH #1-14H	DBS INVESTMENTS, LTD.	0.03177600	0.02220000
ELIZABETH #1-14H	RAD2 MINERALS, LTD.	0.04000000	0.03177637
ELIZABETH #1-14H	SAXUM ENERGY, LLC	0.00928900	0.00713000
TOTAL:		0.08106500	0.06110637

ABEL #1-21H
WELL NAME	OWNER	W.I.	N.R.I.
ABEL #1-21H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
ABEL #1-21H	RAD2 MINERALS, LTD.	0.04000000	0.02872500
ABEL #1-21H	SAXUM ENERGY, LLC	0.00800000	0.00574500
TOTAL:		0.07600000	0.05687000

ABO #1-11H
WELL NAME	OWNER	W.I.	N.R.I.
ABO #1-11H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
ABO #1-11H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
ABO #1-11H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

ABRAHAM #1-28H
WELL NAME	OWNER	W.I.	N.R.I.
ABRAHAM #1-28H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
ABRAHAM #1-28H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
ABRAHAM #1-28H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

ALFRED #1-18H
WELL NAME	OWNER	W.I.	N.R.I.
ALFRED #1-18H	DBS INVESTMENTS, LTD.	0.02800000	0.02239900
ALFRED #1-18H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
ALFRED #1-18H	SAXUM ENERGY, LLC	0.00966870	0.00734990
TOTAL:		0.07766870	0.06174890

ANTHONY #1-9H
WELL NAME	OWNER	W.I.	N.R.I.
ANTHONY #1-9H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
ANTHONY #1-9H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
ANTHONY #1-9H	SAXUM ENERGY, LLC	0.01600000	0.01280000
TOTAL:		0.08400000	0.06720000

BALSAM #1-16H
WELL NAME	OWNER	W.I.	N.R.I.
BALSAM #1-16H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
BALSAM #1-16H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
BALSAM #1-16H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

BONUS #1-4H
WELL NAME	OWNER	W.I.	N.R.I.
BONUS #1-4H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
BONUS #1-4H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
BONUS #1-4H	SAXUM ENERGY, LLC	0.00943200	0.00754500
TOTAL:		0.07743200	0.06194500

BRIXEY #1-13H
WELL NAME	OWNER	W.I.	N.R.I.
BRIXEY #1-13H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
BRIXEY #1-13H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
BRIXEY #1-13H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

CANUTE #1-19H
WELL NAME	OWNER	W.I.	N.R.I.
CANUTE #1-19H	DBS INVESTMENTS, LTD.	0.02800000	0.02235101
CANUTE #1-19H	RAD2 MINERALS, LTD.	0.04000000	0.03193002
CANUTE #1-19H	SAXUM ENERGY, LLC	0.00928900	0.00712950
TOTAL:		0.07728900	0.06141053

CHAD
WELL NAME	OWNER	W.I.	N.R.I.
CHAD	DBS INVESTMENTS, LTD.	0.02800000	0.02218125
CHAD	RAD2 MINERALS, LTD.	0.04000000	0.03168750
CHAD	SAXUM ENERGY, LLC	0.01900000	0.01520000
TOTAL:		0.08700000	0.06906875

CHAD 2-16H
WELL NAME	OWNER	W.I.	N.R.I.
CHAD 2-16H	DBS INVESTMENTS, LTD.	0.02800000	0.02218125
CHAD 2-16H	RAD2 MINERALS, LTD.	0.00500000	0.00396094
CHAD 2-16H	SAXUM ENERGY, LLC	0.01860000	0.01502100
TOTAL:		0.05160000	0.04116319

DAMASCUS #1-29H
WELL NAME	OWNER	W.I.	N.R.I.
DAMASCUS #1-29H	DBS INVESTMENTS, LTD.	0.02800000	0.02219996
DAMASCUS #1-29H	RAD2 MINERALS, LTD.	0.04000000	0.03171423
DAMASCUS #1-29H	SAXUM ENERGY, LLC	0.00750000	0.00600000
TOTAL:		0.07550000	0.05991419

ERME #1-7H
WELL NAME	OWNER	W.I.	N.R.I.
ERME #1-7H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
ERME #1-7H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
ERME #1-7H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

FRANCISCO #1-20H
WELL NAME	OWNER	W.I.	N.R.I.
FRANCISCO #1-20H	DBS INVESTMENTS, LTD.	0.02800000	0.02216000
FRANCISCO #1-20H	RAD2 MINERALS, LTD.	0.04000000	0.03166148
FRANCISCO #1-20H	SAXUM ENERGY, LLC	0.00800000	0.00636400
TOTAL:		0.07600000	0.06018548

GILBERT #1-12H
WELL NAME	OWNER	W.I.	N.R.I.
GILBERT #1-12H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
GILBERT #1-12H	RAD2 MINERALS, LTD.	0.04000000	0.03193750
GILBERT #1-12H	SAXUM ENERGY, LLC	0.00800000	0.00638800
TOTAL:		0.07600000	0.06072550

GREENFIELD #1-15H
WELL NAME	OWNER	W.I.	N.R.I.
GREENFIELD #1-15H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
GREENFIELD #1-15H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
GREENFIELD #1-15H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

HELM #1-33H
WELL NAME	OWNER	W.I.	N.R.I.
HELM #1-33H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
HELM #1-33H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
HELM #1-33H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

LUBIN #1-9H
WELL NAME	OWNER	W.I.	N.R.I.
LUBIN #1-9H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
LUBIN #1-9H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
LUBIN #1-9H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

MEEN #1-8H
WELL NAME	OWNER	W.I.	N.R.I.
MEEN #1-8H	DBS INVESTMENTS, LTD.	0.02800000	0.02240000
MEEN #1-8H	RAD2 MINERALS, LTD.	0.04000000	0.03200000
MEEN #1-8H	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.07600000	0.06080000

FOY #1-10H
WELL NAME	OWNER	W.I.	N.R.I.
FOY #1-10H	DBS INVESTMENTS, LTD.	0.02783600	0.02226900
FOY #1-10H	RAD2 MINERALS, LTD.	0.04000000	0.03181250
FOY #1-10H	SAXUM ENERGY, LLC	0.00795300	0.00636300
TOTAL:		0.07578900	0.06044450

CUPID
WELL NAME	OWNER	W.I.	N.R.I.
CUPID	DBS INVESTMENTS, LTD.	0.02630000	0.02104000
CUPID	RAD2 MINERALS, LTD.	0.03750000	0.03000000
CUPID	SAXUM ENERGY, LLC	0.00924600	0.00739700
TOTAL:		0.07304600	0.05843700

MELOSA
WELL NAME	OWNER	W.I.	N.R.I.
MELOSA	DBS INVESTMENTS, LTD.	0.01642593	0.01314074
MELOSA	RAD2 MINERALS, LTD.	0.02375616	0.01881933
MELOSA	SAXUM ENERGY, LLC	0.00800000	0.00640000
TOTAL:		0.04818209	0.03836007

ZEPHIR
WELL NAME	OWNER	W.I.	N.R.I.
ZEPHIR	DBS INVESTMENTS, LTD.	0.01435890	0.01148712
ZEPHIR	RAD2 MINERALS, LTD.	0.02500000	0.02000000
ZEPHIR	SAXUM ENERGY, LLC	0.00500000	0.00400000
TOTAL:		0.04435890	0.03548712

TROJAN 1-12H
WELL NAME	OWNER	W.I.	N.R.I.
TROJAN 1-12H	DBS INVESTMENTS, LTD.	0.02898000	0.02318400
TROJAN 1-12H	RAD2 MINERALS, LTD.	0.06596250	0.05277000
TROJAN 1-12H	SCOTT LAKE ENERGY, LP	0.04746900	0.03767510
TROJAN 1-12H	SAXUM ENERGY, LLC	0.01898800	0.01519040
TOTAL:		0.16139950	0.12881950

YANI
WELL NAME	OWNER	W.I.	N.R.I.
YANI	DBS INVESTMENTS, LTD.	0.02745000	0.02196000
YANI	RAD2 MINERALS, LTD.	0.06594693	0.05275754
YANI	SCOTT LAKE ENERGY, LP	0.04575000	0.03660000
YANI	SAXUM ENERGY, LLC	0.01830000	0.00750000
TOTAL:		0.15744693	0.11881754

EXHIBIT B-1

Assumed Contracts (Texas)

Exhibit not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Lucas Energy, Inc. will furnish a copy of any omitted schedule, exhibit or similar attachment to the United States Securities and Exchange Commission upon request.

EXHIBIT B-2

Assumed Contracts (Oklahoma)

Exhibit not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Lucas Energy, Inc. will furnish a copy of any omitted schedule, exhibit or similar attachment to the United States Securities and Exchange Commission upon request.

EXHIBIT C

Cash Consideration and Common Shares due to each Seller

Seller Name	Common Shares	Cash Consideration
Al Thaggard	209,765	-
Alan Dreeben	1,204,051	-
RAD2 Minerals, Ltd.	2,971,745	$2,400,000
Azar-Dreeben A&D Fund, LP	576,583	-
Ben Azar	75,792	-
Branch Energy Services, LLC	28,689	$25,000
Buschman Energy, Ltd. LTD	3,501	-
Coyle Manna Management LLC	1,783,775	$1,200,000
DBS Investments, Ltd.	1,247,912	-
Dudley Energy, Ltd.	208,860	-
GBC Minerals, Ltd.	409,867	-
Guy R. Buschman, Trustee	1,586	-
John W. Taylor	361,027	-
Julian Stewart	208,860	-
Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust	1,586	-
Larry and Judy Votaw	576,823	$250,000
Azar, MPII & Range A&D Fund, LP	1,418,832	-
Rockin' S FLP, Ltd.	1,586	-
Saxum Energy, LLC	897,856	-
Scott Lake Energy, L.P.	820,968	-
Segundo Resources, LLC	-	$100,000
Total	13,009,664	$4,975,000

EXHIBIT D

FORM OF AMENDED AND RESTATED CERTIFICATE OF DESIGNATION OF LUCAS ENERGY, INC. ESTABLISHING THE DESIGNATION, PREFERENCES, LIMITATIONS AND RELATIVE RIGHTS OF ITS REDEEMABLE SERIES B CONVERTIBLE PREFERRED STOCK

Filed as a seperate exhibit to this Form 8-K

 EXHIBIT E

FORM OF STOCK REGISTRATION FORM
(CHECK ONE):

_____	INDIVIDUAL OWNERSHIP (one signature required)

_____	TRUST (please include name of trust, name of trustee, and date trust was formed and copy of the Trust Agreement or other authorization)

_____	PARTNERSHIP (please include a copy of the Partnership Agreement authorizing signature)

_____	CORPORATION (please include a certified corporate resolution authorizing signature)

_____	LIMITED LIABILITY COMPANY (please include a certified corporate resolution authorizing signature)

________________________________________________________________________
Please print here the exact name (registration)
Such Shareholder desires to appear in the records of Lucas Energy, Inc.

________________________________________________________________________
Please print here the exact address
Such Shareholder desires to appear in the records of Lucas Energy, Inc.

Signature:

By: _________________________
Printed Name: ______________________

If on behalf of Entity:

Entity Name: ___________________
Signatory’s Position with Entity: ___________________
Beneficial Owner(s) of Shares To Be Owned by Entity: _____________________

Address: ____________________________________________________________

SS#/Tax Id Number: ______________________________

Telephone Number: ( ) - _____ - _______
Email:____________________

EXHIBIT F-1

ASSIGNMENTS

(Texas)

Exhibit not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Lucas Energy, Inc. will furnish a copy of any omitted schedule, exhibit or similar attachment to the United States Securities and Exchange Commission upon request.

EXHIBIT F-2

ASSIGNMENTS

(Oklahoma)

Exhibit not filed herewith pursuant to Item 601(b)(2) of Regulation S-K. Lucas Energy, Inc. will furnish a copy of any omitted schedule, exhibit or similar attachment to the United States Securities and Exchange Commission upon request.

EXHIBIT G

Camber Energy Capitalization a/o Post-Closing

B Convertible Preferred Stock $25.00	BasicShares	% Outstanding	%Fully Diluted Series
Tex Oak Energy, LLC	352,000	63.77%
RAD2 Minerals, Ltd.	200,000	36.23%
Total Series B	552,000	100.00%

Common Stock $0.001
Lucas Energy, Inc.	1,504,188	10.36%	8.03%
Segundo and Sellers	13,009,664	89.64%	69.41%
Total Common Stock	14,513,852	100.00%	77.43%

Fully Diluted/ Reserve Shares
Reserve for Options/Warrants/Plan	286,989	1.53%
Convertible Securities (Ser. B Pref)	3,942,857	21.04%
Fully Diluted Shares Outstanding	18,743,698	100.00%

Annex A-1

Annex A-2

Form of First Amendment to Asset Purchase Agreement

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “Agreement”) is made and entered into on the 13th day of April 2016, to be effective as of April 1, 2016 (the “Effective Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Purchaser” or “Company”), Segundo Resources, LLC, a Texas limited liability company (the “Seller Representative”), each of the other individuals and entities set forth under the heading “Sellers” on the signature page(s) hereto (each, including the Seller Representative, a “Seller” and collectively, the “Sellers”, which term shall also include Menchaca as defined below), and Richard and Kimberly Menchaca (collectively, “Menchaca”), who both desire to ratify the terms and conditions of the Purchase Agreement (as defined below) and this Agreement as if an original Seller therein and herein, each a “Party” and collectively the “Parties.”

W I T N E S S E T H:

WHEREAS, on December 30, 2015, the Parties entered into an Asset Purchase Agreement (the “Purchase Agreement”), pursuant to which the Purchaser agreed to purchase from the Sellers, working interests in producing properties and undeveloped acreage in Texas and Oklahoma, including varied interests in two largely contiguous acreage blocks in the liquids-rich Mid-Continent region of the United States, and related wells, leases, records, equipment and agreements associated therewith (collectively, the “Assets”);

WHEREAS, subsequent to the Parties entry into the Purchase Agreement, the Parties determined that (a) certain of the closing requirements set forth in the Purchaser Agreement could not be completed as originally anticipated by the Parties; and (b) that certain other closing conditions, terms and provisions contemplated by the Purchase Agreement should be amended and revised; and

WHEREAS, the Parties now desire to enter into this Agreement to amend the Purchase Agreement pursuant to the terms and conditions of this Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.           Amendments to Purchase Agreement. Effective for all purposes as of the Effective Date:

(a)         The List of Exhibits on page iv of the Purchase Agreement shall be updated to add and include Exhibit H, “Certification of Accredited Investor Status” and Exhibit I, “Selling Stockholder Questionnaire”, and the attached Exhibit H and Exhibit I shall be deemed added to the Purchase Agreement as Exhibits thereto. Exhibit D and Exhibit G, “Form of Amended and Restated Certificate of Designation of Lucas Energy, Inc. Establishing the Designation, Preferences, Limitations and Relative Rights of Its Redeemable Series B Convertible Preferred Stock” and “Capital Structure of Purchaser Immediately Following Closing”, respectively, are amended and restated as set forth in the attached Exhibit D and Exhibit G, respectively.

Page 1 of 21 First Amendment to Asset Purchase Agreement

(b)         Section 1.1 of the Purchase Agreement is amended by replacing the definitions of “Acquisition Proposal”, “Approved Issuances”, “Clearance Date”, “Proxy Statement”, “Registration Statement”, and “Transaction Documents”, with the following:

“(c)        “Acquisition Proposal” means, with respect to a Party hereto, any offer or proposal, whether written or oral, from any Person or group (as defined in Section 13(d)(3) of the Exchange Act) other than Purchaser and Sellers or any Affiliates thereof (each, a “third party”) to acquire beneficial ownership (as defined in Rule 13d-3 under the Exchange Act) of (i) 20% or more of any class of the equity securities of such Party or (ii) 20% or more of the fair market value of the assets of the Purchaser or 20% or more of the fair market value of an individual Seller’s, Seller’s Assets, in each case pursuant to any merger, consolidation, amalgamation, share exchange, business combination, issuance of securities, acquisition of securities, reorganization, recapitalization, tender offer, exchange offer or other similar transaction or series of related transactions, which is structured to permit a third party to acquire beneficial ownership of (y) 20% or more of any class of equity securities of the Party or (z) 20% or more of the fair market value of the assets of the Purchaser or 20% or more of the fair market value of an individual Seller’s, Seller’s Assets. As to the Purchaser, the transactions contemplated by, or effected pursuant to: (I) the April 6, 2016, Securities Purchase Agreement with Discover Growth Fund; (II) the April 6, 2016, Stock Purchase Agreement with Discover Growth Fund; and (III) any convertible securities of the Purchaser (including, but not limited to warrants, convertible promissory notes and convertible preferred stock), which include a beneficial ownership limitation limiting the beneficial ownership of the holder(s) thereof to 20% or less than that number of the Purchaser’s outstanding Common Stock after conversion or exercise thereof, shall not be considered Acquisition Proposals hereunder.”

“(i)         “Approved Issuances” means (a) up to 30,000 shares of Common Stock, or Common Stock issuable on exercise or conversion of options, warrants or other convertible securities, or any combination thereof, issuable to employees, vendors, consultants, suppliers, partners or service providers or as employment inducements of Purchaser (including 20,000 shares of Common Stock planned to be issued to employees consistent with past practices of the Company through Closing); (b) shares of Common Stock issuable on exercise or conversion of options, warrants, Preferred Stock or other convertible securities, or any combination thereof, which are issued and outstanding as of the date of this Agreement (including 20,000 shares of Common Stock issuable upon conversion of the Purchaser’s outstanding Series A Convertible Preferred Stock) and up to an additional 350,000 shares of Common Stock issuable upon conversion or exercise thereof; and (c) issuances of Common Stock and Preferred Stock contemplated pursuant to the terms of this Agreement and the other Transaction Documents.”

“(m)       “Clearance Date” means the date on which the Proxy Statement has cleared comments with the SEC.”

Page 2 of 21 First Amendment to Asset Purchase Agreement

“(nn)      “Proxy Statement” means a proxy statement on Schedule 14A filed by the Purchaser with the SEC relating to the Stockholders’ Meeting.”

“(qq)      “Registration Statement” means a registration statement filed with the SEC registering the resale of the Registrable Securities, which registration statement shall be on Form S-1 or if available, Form S-3.”

“(fff)      “Transaction Documents” mean this Agreement, the Assignments, the Investor Certification, Stock Registration Forms, the Certifications of Accredited Investor Status, the Selling Stockholder Questionnaires, Amendments to Articles of Incorporation, Debt Assumption Agreements, Series B Designation, Assumption Agreements, Title Documents, all exhibits and schedules thereto, any other documents necessary to consummate the transaction contemplated by this Agreement and the instruments and documents required to be delivered hereunder at the Closing.”

(c)         Section 1.1 of the Purchase Agreement is amended by adding a new Section (m1) thereto, and including the definition of “Purchase Effective Date”, as follows:

“(m1)     “Purchase Effective Date” means April 1, 2016”

(d)         Section 2.1(d) of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 2.1(d):

“(d) all natural gas, casinghead gas, drip gasoline, natural gas liquids, condensate, products, crude oil and other hydrocarbons (including produced water and carbon dioxide) whether gaseous or liquids, produced from or attributable to the Leases, or Wells (the “Hydrocarbons”) after the Purchase Effective Date;”

(e)         Section 2.2 of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 2.2:

“2.2       Reserved Assets. All of the Sellers’ rights, title and interests in and to the following (the “Reserved Assets”) are reserved and excepted from the sale and conveyance of the Assets by the Sellers:

(a)          revenues, accounts receivable, including third party recoveries, arising out of, associated with, or relating to the Assets that are attributable to the period prior to the Purchase Effective Date; and

(b)          Claims and rights relating to over payments or refunds of costs and expenses arising out of, associated with, or relating to the Assets that are attributable to the period prior to the Purchase Effective Date.”

(f)          Section 2.7 of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 2.7:

Page 3 of 21 First Amendment to Asset Purchase Agreement

“2.7       Post-Closing True-Up for JIBs and AFEs. Purchaser and Sellers agree that all revenues and joint interest billings (“JIB”) and authorization for expenditures (“AFEs”) related to the Assets will be apportioned between Purchaser and Sellers as of the Closing Date. Accordingly, Sellers shall be entitled to any production revenues or other amounts realized from and accruing to their interest in the Assets before the Purchase Effective Date, and shall be liable for the payment of all JIB and AFE expenses attributable to the interest in the Assets prior to the Closing Date; and Purchaser shall be entitled to any production revenues or other amounts realized from and accruing to the Assets on or after the Purchase Effective Date, and shall be liable for the payment of all JIB and AFE expenses attributable to the Assets on or after the Closing Date. Such apportionment shall be based on the date the expense or revenue accrued to the Assets and not the date of the invoice for the same. The Parties shall work in good faith following the Closing to effect any true-up required by this Section 2.7.”

(g)         The following Sections of the Purchase Agreement shall be removed from the Purchase Agreement in their entirety and replaced by “[Intentionally Removed]”: Section 4.1(d); Section 4.3(i); and Section 4.3(p).

(h)         Section 4.2(d) of the Purchase Agreement shall be amended and modified by, (i) deleting the “and” at the end of Section 4.2(d)(viii); (ii) deleting the period at the end of Section 4.2(d)(ix) and replacing it with “, and”, and (iii) adding a new Section 4.2(d)(x) as follows:

“(x)        a completed and executed (i) Certification of Accredited Investor Status, in the form of Exhibit H attached hereto (the “Certification of Accredited Investor Status”); and (ii) Selling Stockholder Questionnaire, in the form of Exhibit I hereto (the “Selling Stockholder Questionnaire”), from each Seller.”

(i)          Section 4.3(g) of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 4.3(g):

“(g)       Total Outstanding Shares of Purchaser Common Stock. Purchaser will have no more than 1,800,000 outstanding shares of Common Stock at Closing.”

(j)          Section 4.3(l) of the Purchase Agreement shall be amended and modified by adding the following sentence to the end of Section 4.3(l) as currently set forth in the Purchase Agreement:

“It is anticipated that the terms of the Debt Assumption will require Purchaser to issue Common Stock equaling up to or including 3% of the Purchaser’s outstanding Common Stock on a fully diluted basis to International Bank of Commerce (see Exhibit G).”

(k)         Section 4.3(m) of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 4.3(m):

Page 4 of 21 First Amendment to Asset Purchase Agreement

“(m)       Preferred Stock. The Purchaser shall not have any issued or outstanding Preferred Stock other than: (1) the Series B Preferred Stock; and (2) Series A Preferred Stock, provided the holder of Purchaser’s existing Series A Preferred Stock does not convert such stock into Series B Preferred Stock, and provided that in the event the holder of Purchaser’s existing Series A Preferred Stock does not convert such stock into Series B Preferred Stock, additional shares of Series A Preferred Stock are issued to Sellers at Closing in an amount to ensure that Sellers will own in aggregate, more than 80% of the Series A Preferred Stock then outstanding.”

(l)          ARTICLE V of the Purchase Agreement is amended and modified by adding the following new Section 5.29 immediately after Section 5.28 of the Purchase Agreement:

“5.29      Securities Act Representations of Sellers.

(a)          Investment Purpose; Accredited Investor Status. Each Seller acquiring Common Shares and/or Preferred Shares as applicable (as used in this Section 5.29, a “Share Recipient Seller”), is acquiring such Common Shares, Preferred Shares and Conversion Shares (collectively, the “Purchaser Securities”) for its own account, for investment purposes only and not with a view to, or for sale in connection with, a distribution, as that term is used in Section 2(a)(11) of the Securities Act, in a manner which would require registration under the Securities Act or any state securities Laws. The Share Recipient Seller can bear the economic risk of its investment in the Purchaser Securities, has knowledge and experience in financial business matters, is capable of bearing and managing the risk of investment in the Purchaser Securities and is an “accredited investor” as defined in Regulation D under the Securities Act and has completed and delivered the Certification of Accredited Investor Status attached hereto as Exhibit H. The Share Recipient Seller recognizes that the Purchaser Securities have not been registered under the Securities Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Purchaser Securities are registered under the Securities Act or unless an exemption from registration is available. The Share Recipient Seller has carefully considered and has, to the extent it believes such discussion necessary, discussed with its professional, legal, Tax and financial advisors, the suitability of an investment in the Purchaser Securities for its particular Tax and financial situation and its advisers, if such advisors were deemed necessary, have determined that the Purchaser Securities are a suitable investment for the Share Recipient Seller. The Share Recipient Seller has not been offered the Purchaser Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to the Share Recipient Seller’s Knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. The Share Recipient Seller has had an opportunity to ask questions of and receive satisfactory answers from Purchaser, or any Person or Persons acting on behalf of Purchaser, concerning the terms and conditions of the Agreement, and Purchaser Securities and concerning the Purchaser, and all such questions have been answered to the full satisfaction of the Share Recipient Seller. Purchaser has not supplied the Share Recipient Seller any information regarding the Purchaser Securities or an investment in the Purchaser Securities other than as contained in this Agreement, and the Share Recipient Seller is relying on its own investigation and evaluation of Purchaser and the Purchaser Securities and not on any other information. The Share Recipient Seller is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of Purchaser Securities and other activities with respect to the Purchaser Securities by the Share Recipient Seller.

Page 5 of 21 First Amendment to Asset Purchase Agreement

(b)          Assignment. The Share Recipient Seller acknowledges that the Purchaser Securities issuable hereunder to the Share Recipient Seller have been issued in a transaction exempt from the registration requirements of the Securities Act by virtue of Section 4(a)(2) and/or Regulation D thereof. As such, the Purchaser Securities to be received by Share Recipient Seller hereunder may not be transferred, sold or assigned except pursuant to an effective registration statement or an exemption to the registration requirements of the Securities Act and applicable state laws. If the Share Recipient Seller can provide Purchaser and its legal counsel with reasonably satisfactory evidence and documentation, that an exemption from registration (under the Securities Act or otherwise) has been satisfied, the Share Recipient Seller may assign the Purchaser Securities issuable to the Share Recipient Seller hereunder, in whole or in part, subject to Applicable Law.

(c)          Legend. The Share Recipient Seller acknowledges and agrees that the stock certificates representing the Purchaser Securities issued hereunder shall contain legends substantially in the form of the following, as well as any additional legends that may be required by applicable Law or as Purchaser may reasonably deem necessary or advisable (and a stop transfer order may be placed against the transfer of such shares):

THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON CONVERSION OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.”

(m)         Section 6.3(a) of the Purchase Agreement shall be amended and revised by removing “the Registration Statement being declared effective by the SEC” from the first sentence of Section 6.3(a).

(n)          Section 6.3(d) of the Purchase Agreement shall be amended and revised by removing “and the Registration Statement” from the first sentence of Section 6.3(d).

Page 6 of 21 First Amendment to Asset Purchase Agreement

(o)          Section 7.3(b) of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 7.3(b):

“(b)        On the later of (i) 10 days after the Closing Date and (ii) the date of the Company’s 2016 Annual Meeting, the Purchaser’s Board of Directors shall take action to increase the number of members of the Purchaser’s Board of Directors to six (6) members and to appoint three (3) Persons nominated to the Board of Directors of the Purchaser by the Seller Representative with the approval of the Required Sellers, so that on such applicable date, the Board of Directors of Purchaser will consist of six (6) members, including three (3) members nominated by the Seller Representative with the approval of the Required Sellers (the “Seller Nominees”). The Board of Directors of Purchaser shall have the right to make a determination as to the ability of each Seller Nominee to serve as a member of the Board of Directors of the Purchaser, and whether the appointment of such nominee is in the best interests of the stockholders of the Purchaser, and shall not be required to appoint any Person as a member of the Board of Directors, if the Board of Directors, in their reasonable discretion and consistent with their fiduciary duties to the stockholders of the Purchaser, believe such appointment would not be in the best interests of the stockholders of the Purchaser. However, in each instance where the Board of Directors determines as set forth above that the appointment of a Seller Nominee is not in the best interest of the stockholders of Purchaser, Seller Representative with the approval of the Required Sellers, shall nominate a replacement Seller Nominee (each a “Seller Replacement Nominee”) for consideration by the Board of Directors of Purchaser. Seller Representative, with the approval of the Required Sellers, may nominate such additional Seller Replacement Nominees from time to time until such time as three (3) Seller Nominees or Seller Replacement Nominees have been appointed to the Board of Directors of Purchaser. Additionally, the Seller Nominees shall include such number of ‘independent’ directors (as determined both prior to and subsequent to Closing) as may be required pursuant to applicable NYSE MKT rules and regulations in order that the Purchaser, after the appointment of such Seller Nominees, continues to remain in compliance with applicable rules and regulations of the NYSE MKT, including those rules and regulations requiring certain minimum numbers of ‘independent’ directors. If necessary and deemed required, the Purchaser shall file a Schedule 14f-1 with the SEC in connection with the change in the composition of its Board of Directors. On or prior to the six (6) month anniversary of the Closing, one of Purchaser’s pre-Closing Directors will resign from the Board of Directors of the Purchaser.”

(p)          Section 7.3 of the Purchase Agreement is amended and modified by adding a new Section 7.3(e) immediately after Section 7.3(d) of the Purchase Agreement:

“(e)       The Sellers shall promptly update the Selling Stockholder Questionnaires provided to the Company in connection with any material changes to the information presented therein prior to the filing of the Registration Statement and prior to the Registration Effective Date.”

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(q)          Section 8.2 of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 8.2:

“8.2       Conduct of Sellers Prior to Closing.

(a)          From the date hereof through Closing, the Sellers shall operate the Assets in the Ordinary Course of Business, and without limiting the preceding, shall, except in the Ordinary Course of Business, not materially modify or amend, or terminate any material Contract associated with the Assets, or waive, relinquish, release or terminate any material right or material Claim associated with the Assets, or enter into any material Contract associated with the Assets except for agreements commonly entered into by oil and gas companies in connection with the conduct of oil and gas exploration, development and production, including, but not limited to, joint operating agreements, farm-in agreements, farm-out agreements, joint venture agreements, production sharing Contracts, lease extensions, lease renewals, lease acquisitions, leasehold exchange agreements, non-operated well elections, participations and related AFEs, and the like, which do not exceed an aggregate of $200,000 in total value or expense, unless the Sellers have received the prior written consent of the Purchaser, which shall not be unreasonably withheld, delayed or conditioned; and

(b)          In the event the Sellers’ shale properties located in Glasscock County, Texas, which form part of the Assets, are proposed to be sold by the Sellers prior to Closing (a “Glasscock Property Sale”), Purchaser must pre-approve such Glasscock Property Sale and the terms thereof in writing. In the event the Glasscock Property Sale occurs prior to Closing (subject in all cases to the Purchaser’s right to approve such sale as set forth in the immediately preceding sentence), the sales proceeds thereof shall be placed in escrow, which an escrow agent reasonably acceptable to the Seller Representative and the Purchaser until Closing, where they shall be released to the Purchaser, or until such time as the Seller Representative and the Purchaser mutually agree to the release of such funds.”

(r)          Section 8.7 of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 8.7:

“8.7	Proxy Statement; Registration Statement; Listing.

(a)           As promptly as practicable after the date of this Agreement, the parties hereto shall prepare and Purchaser shall cause to be filed with the SEC the Proxy Statement. Purchaser shall use reasonable and diligent efforts (“Best Efforts”) to cause the Proxy Statement to comply with the applicable rules and regulations promulgated by the SEC and the NYSE MKT, to respond promptly to any comments of the SEC or the NYSE MKT or their respective staff and to clear comments, if any, on the Proxy Statement as promptly as practicable after it is filed with the SEC. Purchaser shall use Best Efforts to cause the Proxy Statement to be mailed to the stockholders of Purchaser as promptly as practicable after the Clearance Date. If at any time prior to the Closing Date any event shall occur that should be set forth in an amendment of or a supplement to the Proxy Statement, the Purchaser shall prepare and shall file with the SEC such amendment or supplement as soon thereafter as is reasonably practicable. Purchaser shall use Best Efforts to cause the Proxy Statement to clear comments with the SEC.

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(b)          Each of the Sellers, individually, shall reasonably cooperate with the Purchaser and promptly provide, and require its representatives, advisors, accountants and attorneys to promptly provide, the Purchaser and its representatives, advisors, accountants and attorneys, with all such information regarding such Party as is required by Law to be included in the Proxy Statement or reasonably requested from Purchaser to be included in the Proxy Statement. The Seller Representative will be given a reasonable opportunity to be involved in the drafting of the Proxy Statement and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC. Following the Clearance Date, Purchaser shall use its Best Efforts to file any amendments or supplements to the Proxy Statement required by Applicable Law.

(c)          The Company shall prepare and file with the SEC, as promptly as reasonably practicable following Closing, but in no event later than 30 days following Closing (provided that if in the reasonable determination of the Company’s legal counsel, the Company’s financial statements would be ‘stale’ at the time of such filing, the Company may delay such filing date until such time as the Company’s financial statements would no longer be ‘stale’), the Registration Statement and as soon as reasonably practicable thereafter, but in no event later than 90 days following Closing (135 days following Closing in the event the SEC has advised the Company that it will be undertaking a “full review” or “partial review” of the Registration Statement and/or in the event the SEC has any comments or questions on such Registration Statement filing or the Company’s other filings with the SEC) obtain effectiveness of such Registration Statement with the SEC. The term “Registrable Securities” shall mean (i) the Common Shares and (ii) any Common Stock of the Company issued as (or issuable upon the conversion or exercise of any warrant, right or other security which is issued as) a dividend or other distribution with respect to, or in exchange for or in replacement of, any Common Shares, subject to reductions in the Registrable Securities pursuant to the limitations described below in connection with a Reduction in Registrable Securities. Notwithstanding the obligations set forth above, if (i) any SEC guidance; or (ii) any comments received from the SEC, sets forth a limitation on the number of securities permitted to be registered on behalf of the Sellers in the Registration Statement, the number of Registrable Securities to be included on such Registration Statement for the benefit of all of the Sellers will be reduced pro rata (or in such manner as Sellers holding a majority of the Common Shares issued to the Sellers may otherwise agree in writing) between the Sellers whose securities are included in such Registration Statement (a “Limitation in Registrable Securities”). In the case of a Limitation in Registrable Securities, the Company shall take action to file additional registration statements (each an “Additional Registration Statement”) at the written request of: (1) the holders of a majority in interest of the Common Shares, or (2) any holder of Common Stock that was converted from Series B Preferred Stock, or (3) the Board of Directors, after the effectiveness of the Registration Statement, subject to SEC rules and guidance and the requirements set forth above, provided, however, that the Company shall not be required to file more than one Additional Registration Statement in any rolling six month period. For the sake of clarity, the Registrable Securities required to be included in the Registration Statement shall be the total Registrable Securities reduced by any Limitation in Registrable Securities. The Seller Representative will be given a reasonable opportunity to be involved in the drafting of the Registration Statement, and any Additional Registration Statements, and any amendment or supplement thereto and any such correspondence prior to its filing with the SEC.

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(d)          The Company shall use its Best Efforts to:

(i)             prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus forming part thereof (the “Prospectus”) used in connection therewith as may be necessary or advisable to keep the Registration Statement current and effective for the Registrable Securities held by a Seller for a period ending on the earliest of (i) the later of the second anniversary of the (x) Closing Date, (y) the date the Registration Statement is declared effective by the SEC, or (z) the date the last Additional Registration Statement is declared effective by the SEC; (ii) the date on which all Registrable Securities may be sold pursuant to Rule 144 under the Securities Act or any successor rule (“Rule 144”) during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (iii) such time as all Registrable Securities have been sold pursuant to a registration statement or Rule 144;

(ii)            furnish to each Seller with respect to the Registrable Securities registered under the Registration Statement such number of copies of the Registration Statement and the Prospectus (including supplemental prospectuses) filed with the SEC in conformance with the requirements of the Securities Act and other such documents as such Seller may reasonably request, in order to facilitate the public sale or other disposition of all or any of the Registrable Securities by any Seller;

(iii)           pay the expenses incurred by the Company and the Sellers in complying with Section 8.7(c), including, all registration and filing fees, exchange listing fees, printing expenses, fees and disbursements of counsel for the Company and the expense of any special audits incident to or required by any such registration (but excluding attorneys’ fees of any Seller and any and all underwriting discounts and selling commissions applicable to the sale of Registrable Securities by the Sellers);

(iv)          advise the Sellers, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and promptly use its Best Efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued; and

Page 10 of 21 First Amendment to Asset Purchase Agreement

(v)           with a view to making available to any Seller the benefits of Rule 144 and any other rule or regulation of the SEC that may at any time permit any Seller to sell Registrable Securities to the public without registration, the Company covenants and agrees to use its Best Efforts to: (i) make and keep public information available, as those terms are understood and defined in Rule 144, until the earlier of (A) such date as all of the Registrable Securities qualify to be sold immediately pursuant to Rule 144 or any other rule of similar effect during any three-month period without the requirement for the Company to be in compliance with the current public information required under Rule 144(c)(1) or (B) such date as all of the Registrable Securities shall have been sold pursuant to Rule 144 (and may be further sold without restriction); (ii) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and under the Exchange Act; and (iii) furnish to each Seller, upon request, as long as such Seller owns any Registrable Securities, (A) a written statement by the Company as to whether it has complied with the reporting requirements of the Securities Act and the Exchange Act, (B) a copy of the Company’s most recent Annual Report on Form 10-K or Quarterly Report on Form 10-Q, and (C) such other information as may be reasonably requested in order to avail any Seller of any rule or regulation of the SEC that permits the selling of any such Registrable Securities without registration.

(e)           The Company shall: (i) if deemed necessary or advisable by the Company, prepare and file from time to time with the SEC a post-effective amendment to the Registration Statement or a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that such Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and so that, as thereafter delivered to purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; (ii) provide the Sellers upon request, copies of any documents filed pursuant to Section 8.7(c) and (e); and (iii) inform each Seller that the Company has complied with its obligations in Section 8.7(c) and (e) (or that, if the Company has filed a post-effective amendment to the Registration Statement which has not yet been declared effective, the Company will notify the Sellers to that effect, will use its Best Efforts to secure the effectiveness of such post-effective amendment as promptly as possible and will promptly notify the Sellers when the amendment has become effective).

Page 11 of 21 First Amendment to Asset Purchase Agreement

(f)          In the event: (i) of any request by the SEC or any other federal or state governmental authority during the period of effectiveness of the Registration Statement for amendments or supplements to the Registration Statement or related Prospectus or for additional information; (ii) of the issuance by the SEC or any other federal or state governmental authority of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose; (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation of any proceeding for such purpose; or (iv) of any event or circumstance which necessitates the making of any changes in the Registration Statement or Prospectus, or any document incorporated or deemed to be incorporated therein by reference, so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, it will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; then the Company shall promptly deliver a certificate in writing to the Sellers (the “Suspension Notice”) to the effect of the foregoing and, upon receipt of such Suspension Notice, the Sellers will refrain from selling any Registrable Securities pursuant to the Registration Statement (a “Suspension”) until the Sellers are advised in writing by the Company that the current Prospectus may be used, and have received copies from the Company of any additional or supplemental filings that are incorporated or deemed incorporated by reference in any such Prospectus. Such Suspension Notice shall not contain any material non-public information. In the event of any Suspension, the Company will use its Best Efforts to cause the use of the Prospectus so suspended to be resumed as soon as reasonably practicable after delivery of a Suspension Notice to the Sellers.

(g)         If a Suspension is not then in effect, the Sellers may sell Registrable Securities under the Registration Statement, provided that they sell such Registrable Securities during such time that the Registration Statement is effective and not withdrawn or suspended and only as permitted by such Registration Statement, and provided that they comply with any applicable prospectus delivery requirements. Upon receipt of a request therefor, the Company will provide an adequate number of current Prospectuses to a Seller and to any other parties reasonably requiring such Prospectuses.

(h)         The Company shall not be required to include the Registrable Securities of a Seller in a Registration Statement who fails to furnish to the Company a fully completed Selling Stockholder Questionnaire.

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(i)           Purchaser will use its Best Efforts to cause the Common Shares (i) to be issued in connection with the Acquisition and (ii) which are outstanding immediately prior to the Acquisition, to be approved for listing on the NYSE MKT and as applicable, to continue to trade on the NYSE MKT, including, if requested or required by the NYSE MKT, submitting a new listing application relating to the post-Acquisition company. Each of the Sellers will, together with Purchaser, submit whatever documentation, financial statements and other materials as the NYSE MKT may request from time to time.

(j)           In addition to and without limiting any other remedies (including, without limitation, at law or at equity) available to the Company and the Sellers, the Company and the Sellers shall be entitled to specific performance in the event that the other party fails to comply with the provisions of this Section 8.7.”

(s)          Section 12.1 of the Purchase Agreement shall be amended and modified by, (i) deleting the “or” at the end of Section 12.1(c); (ii) deleting the period at the end of Section 12.1(d) and replacing it with “; or”, and (iii) adding a new Section 12.1(e) as follows:

“(e)        any Losses which the Company (or any officer, director or controlling person of the Company) may become subject (under the Securities Act or otherwise), insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon, (i) any failure by a Seller to comply with the covenants and agreements contained in Section 8.7(f) or (ii) any untrue statement of a material fact contained in the Registration Statement if, and only if, such untrue statement was made in reliance upon and in conformity with written information furnished by or on behalf of a Seller specifically for use in preparation of the Registration Statement.”

(t)          Section 12.2 of the Purchase Agreement shall be amended and modified by, (i) deleting the “or” at the end of the first Section 12.2(d); (ii) revising the second Section 12.2(d) to be “Section 12.2(e)”; (iii) deleting the period at the end of new Section 12.2(e) and replacing it with “; or”, and (iv) adding a new Section 12.2(f) as follows:

“(f)         any Losses to which any Seller may become subject (under the Securities Act or otherwise) insofar as such Losses (or actions or proceedings in respect thereof) arise out of, or are based upon (i) any untrue statement of a material fact contained in the Registration Statement, or (ii) any failure by the Company to fulfill any undertaking included in the Registration Statement; provided, however, that the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of, or is based upon, an untrue statement made in such Registration Statement in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Seller specifically for use in preparation of the Registration Statement or the failure of any Seller to comply with its covenants and agreements contained herein or any statement or omission in any Prospectus that is corrected in any subsequent Prospectus that was delivered to the Sellers prior to the pertinent sale or sales by the applicable Seller.”

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(u)         Section 13.19 of the Purchase Agreement shall be amended, restated and superseded in its entirety by the following Section 13.19:

“13.19 Transaction Expenses. Until Closing, in the event this Agreement is terminated prior to Closing and/or in the event the Acquisition does not close, each Party shall be responsible for the payment of any and all of its own expenses, including without limitation the fees and expenses of counsel, accountants and other advisers, arising out of or relating directly or indirectly to the transactions contemplated by this Agreement (“Transaction Expenses”). Following the Closing, the Purchaser shall satisfy or reimburse all reasonable Transaction Expenses paid for, or incurred on behalf of, the Sellers (the “Sellers Transaction Expenses”) in connection with the Acquisition. Notwithstanding the prior terms of this Section 13.19, prior to Closing, the Purchaser may pay, from time to time, at the request of the Seller Representative, provided that the Purchaser reasonably believes that it has funds available to pay such expenses, Sellers Transaction Expenses not to exceed $960,000 in aggregate.”

2.           Waiver and Approval of Certain Actions Undertaken Outside the Ordinary Course of Business. The Sellers consent to and approve all actions taken by the Purchaser from the date of the Purchase Agreement to the execution of this Agreement as described in the Purchaser’s filings with the Securities and Exchange Commission, whether undertaken in the Ordinary Course of Business (as defined in the Purchase Agreement) or not, and confirm that such transactions shall not be deemed to have resulted in a breach by the Purchaser of Section 8.1 or Section 8.2 of the Purchase Agreement or any other term or condition of the Purchase Agreement, provided that to the extent such transactions would have resulted in a breach of such Purchase Agreement in the event the Purchaser did not receive prior written approval for such transactions, all such breaches or potential breaches are waived and released by the Sellers as of the date hereof.

3.          Menchaca Confirmations. By signing below, Menchaca agree to be bound by the terms of the Purchase Agreement, as amended hereby, as if an original “Seller” named therein and party thereto and further confirm and acknowledge each of the representations of the Sellers set forth in the Purchase Agreement and this Agreement, as of the applicable dates of such confirmations and acknowledgements as set forth in the Purchase Agreement and this Agreement. After the date of this Agreement, Menchaca shall be deemed to be a “Seller” under and pursuant to the Purchase Agreement as amended hereby.

4.          Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

5.          Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)         Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

Page 14 of 21 First Amendment to Asset Purchase Agreement

(b)          The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected; and

(c)          Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity.

6.           Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement and the transactions contemplated herein.

7.           Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Purchase Agreement to “Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Purchase Agreement as modified or amended hereby.

8.           Purchase Agreement to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Purchase Agreement and the terms and conditions thereof shall remain in full force and effect.

9.           Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

10.          Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise.

11.         Construction. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders.

12.         Severability. If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the Parties hereto shall negotiate in good faith to modify this Agreement so as to affect the original intent of the Parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

Page 15 of 21 First Amendment to Asset Purchase Agreement

13.         Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to any choice of law or conflict provision or rule (whether of Texas or any other jurisdiction) that would cause the laws of any other jurisdiction to be applied and Applicable Laws of the United States of America. The obligations of the Parties hereto are to be performed in Texas. All disputes, claims, demands, actions, causes of action, suits or proceedings by and among the parties to this Agreement shall be adjudicated, litigated, heard or tried, if at all, exclusively in the state or federal courts of Texas. Texas shall be the mandatory, exclusive place for the adjudication, litigation, hearing or trial of any matter by and among the parties to this Agreement. Each Party to this Agreement hereby irrevocably waives any right to have any such dispute, claim, demand, action, cause of action, suit or proceeding adjudicated, litigated, heard or tried in any place other than Texas.

14.        Review and Construction of Documents. Each Party represents to the others, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, Tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

15.         Heirs, Successors and Assigns. Each and all of the covenants, terms, provisions and agreements herein contained shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, legal representatives, successors and assigns.

16.        No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between Persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all Parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any Party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the Party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the Parties.

17.         Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature pages follow.]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof to be effective as of the Effective Date.

“PURCHASER”

Lucas Energy, Inc.

By:
Anthony C. Schnur
Chief Executive Officer

[Purchaser Signature Page. Signature pages of Menchaca and Sellers follow.]

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“MENCHACA”

Richard Menchaca

Kimberly Menchaca

“SELLERS”

Al Thaggard

Alan Dreeben

RAD2 Minerals, Ltd.

By:	RAD2 Management, LLC, General Partner

Richard N. Azar, II
Manager

Azar-Dreeben A&D Fund, LP

By:	Dreeben Oil & Gas Holdings, LLC, General Partner

Members:

Alan Dreeben

Saxum Energy

Richard R. Menchaca
Manager

RAD2 Minerals, Ltd.

By:	RAD2 Management, LLC, General Partner

Richard N. Azar, II
Manager

First Amendment to Asset Purchase Agreement

Ben Azar

Branch Energy Services, LLC

Daniel M. Altena
Manager

Buschman Energy, Ltd.

By:	August Management, LLC, its General Partner

Guy R. Buschman
Manager

Coyle Manna Management LLC

Richard N. Azar, II
Manager

DBS Investments, Ltd.

By:	DBS Management, LLC, its General Partner

Donnie B. Seay
Manager

Dudley Energy, Ltd.

By:	Dudley Energy Management, LLC, its General Partner

Paul Dudley
Managing Member

Beverly Dudley
Managing Member

First Amendment to Asset Purchase Agreement4

GBC Minerals, Ltd.

By:	OBOY Oil, LLC, its General Partner

Guy Robert Buschman
Manager

Guy R. Buschman, Trustee

Guy R. Buschman

John W. Taylor

Julian Stewart

Kristen B. Hicks, Trustee of the Kristen B. Hicks Portions B Trust

Kristen B. Hicks, Trustee

Larry Votaw

Judy Votaw

Azar, MPII & Range A&D Fund, LP

By:	RAD2 Management, LLC, formerly known as Azar Management, LLC General Partner

Richard N. Azar, II
Manager

Rockin’ S FLP, Ltd.

By:	Rockin’ S Investment, LLC, its General Partner

Gretchen Spalten
Manager

First Amendment to Asset Purchase Agreement5

Saxum Energy, LLC

Richard R. Menchaca
Manager

Scott Lake Energy, L.P.

By:	Scott Lake Energy, LLC, its General Partner

Donald Rowden
Manager

“Seller Representative” and “Seller”

Segundo Resources, LLC

Richard N. Azar, II
Manager

Page 21 of 21 First Amendment to Asset Purchase Agreement

EXHIBIT D

AMENDED AND RESTATED

CERTIFICATE OF DESIGNATION

OF

LUCAS ENERGY, INC.

ESTABLISHING THE DESIGNATIONS, PREFERENCES,

LIMITATIONS AND RELATIVE RIGHTS OF ITS

SERIES B REDEEMABLE CONVERTIBLE PREFERRED STOCK

Pursuant to Section 78.1955 of the Nevada Revised Statutes (the “NRS”), Lucas Energy, Inc., a company organized and existing under the State of Nevada (the “Corporation”):

DOES HEREBY CERTIFY that pursuant to the authority conferred upon the Board of Directors by the Articles of Incorporation of the Corporation, as amended, and pursuant to Section 78.1955 of the NRS, the Board of Directors, by unanimous consent of all members of the Board of Directors on [    ], 2016, duly adopted a resolution providing for the designation of an amended and restated series of six hundred thousand (600,000) shares of Series B Redeemable Convertible Preferred Stock, which shall amend, replace and supersede the Series B Convertible Preferred Stock Designation previously filed by the Corporation with the Secretary of State of Nevada on December 29, 2011 (the “Prior Preferred Stock”), which resolution is and reads as follows:

RESOLVED, that no shares of Prior Preferred Stock are currently outstanding; and it is further

RESOLVED, that pursuant to the authority expressly granted to and invested in the Board of Directors by the provisions of the Articles of Incorporation of the Corporation, as amended, and Section 78.1955 of the NRS, a series of the preferred stock, par value $0.001 per share, of the Corporation be, and it hereby is, established; and

FURTHER RESOLVED, that the series of preferred stock of the Corporation be, and it hereby is, given the distinctive designation of “Series B Redeemable Convertible Preferred Stock”; and

FURTHER RESOLVED, that the Series B Redeemable Convertible Preferred Stock shall consist of six hundred thousand (600,000) shares; and

FURTHER RESOLVED, that the Series B Redeemable Convertible Preferred Stock (defined below as the “Series B Preferred”) shall have the powers and preferences, and the relative, participating, optional and other rights, and the qualifications, limitations, and restrictions thereon set forth below (the “Designation” or the “Certificate of Designation”), which shall amend, replace and supersede the Prior Preferred Stock:

Page 1 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

1.           Definitions. In addition to other terms defined throughout this Designation, the following terms have the following meanings when used herein:

1.1          “Affiliate” of a specified Person means any other Person that (at the time when the determination is made) directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, such specified Person. As used in the foregoing sentence, the term “control” (including, with correlative meaning, the terms “controlling,” “controlled by” and “under common control with”) means the power to direct the management and/or the policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.2          “Automatic Conversion Condition #1” means that the Corporation’s Common Stock has traded above Automatic Conversion Price #1 for a period of at least 20 consecutive Trading Days, with at least the Minimum Trading Volume.

1.3          “Automatic Conversion Condition #2” means that the Corporation’s Common Stock has traded above Automatic Conversion Price #2 for a period of at least 20 consecutive Trading Days, with at least the Minimum Trading Volume.

1.4          “Automatic Conversion Condition #3” means that the Corporation’s Common Stock has traded above Automatic Conversion Price #3 for a period of at least 20 consecutive Trading Days, with at least the Minimum Trading Volume.

1.5          “Automatic Conversion Price #1” means $6.125 per share, subject to equitable adjustment in connection with any Recapitalization.

1.6          “Automatic Conversion Price #2” means $7.00 per share, subject to equitable adjustment in connection with any Recapitalization.

1.7          “Automatic Conversion Price #3” means $7.875 per share, subject to equitable adjustment in connection with any Recapitalization.

1.8          “Automatic Conversion Prices” means Automatic Conversion Price #1, Automatic Conversion Price #2 and Automatic Conversion Price #3.

1.9          “Business Day” means any day except Saturday, Sunday or any day on which banks are authorized by law to be closed in the City of Houston, Texas.

1.10        “Closing Date” means the date that the business combination as contemplated by the Purchase and Sale Agreement is consummated.

1.11        “Common Stock” shall mean the common stock, $0.001 par value per share of the Corporation.

1.12        “Conversion Price” shall equal $3.50 per share, subject to equitable adjustment in connection with any Recapitalization.

Page 2 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

1.13        “Distribution” shall mean the transfer of cash or other property without consideration whether by way of dividend or otherwise (other than dividends on Common Stock payable in Common Stock and/or dividends payable under this Designation or any other designation of the Corporation’s preferred stock), or the purchase or redemption of shares of the Corporation for cash or property other than: (i) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries upon termination of their employment or services pursuant to agreements providing for the right of said repurchase, (ii) repurchases of Common Stock issued to or held by employees, officers, directors or consultants of the Corporation or its subsidiaries pursuant to rights of first refusal contained in agreements providing for such right, (iii) repurchase of capital stock of the Corporation in connection with the settlement of disputes with any stockholder, or (iv) any other repurchase or redemption of capital stock of the Corporation approved by the holders of (a) a majority of the outstanding shares of Common Stock and (b) a majority of the outstanding shares of Series B Preferred voting as separate classes.

1.14        “Dividend Default” shall mean the failure of the Corporation to pay any Dividends when due, subject to any cure provisions described herein, if any.

1.15        “Dividend Rate” shall mean an annual rate of six percent (6%) of the Original Issue Price.

1.16        “Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.17        “Holder” shall mean the person or entity in which the Series B Preferred is registered on the books of the Corporation, which shall initially be the Person such Series B Preferred is issued to on the Original Issue Date, and shall thereafter be permitted and legal assigns which the Corporation is notified of by the Holder and which the Holder has provided a valid legal opinion in connection therewith to the Corporation and to whom such Preferred Stock Shares are legally transferred on the books and records of the Corporation.

1.18        “Junior Securities” shall mean each other class of capital stock or series of preferred stock of the Corporation other than the Common Stock and Series B Preferred established after the Original Issue Date, the terms of which do not expressly provide that such class or series ranks senior to or on parity with the Series B Preferred upon the liquidation, winding-up or dissolution of the Corporation.

1.19        “Liquidation Preference” shall equal the Original Issue Price.

1.20        “Majority In Interest” means Holders holding in aggregate at least 51% of the then aggregate Preferred Stock Shares issued and outstanding.

1.21        “Minimum Trading Volume” means average trading during the past 20 Trading Days of at least 75,000 shares, subject to equitable adjustment in connection with any Recapitalization.

Page 3 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

1.22        “Original Holders” shall mean those Holders who were issued Preferred Stock Shares on the Original Issue Date.

1.23        “Original Issue Date” shall mean the Closing Date, provided that the issuance of the Series B Preferred shall be subject to the Shareholder and NYSE MKT Approval.

1.24        “Original Issue Price” shall mean Twenty-Five Dollars ($25) per share (as appropriately adjusted for any Recapitalizations).

1.25        “Person” means any natural person, corporation, general partnership, limited partnership, limited liability company, limited liability partnership, proprietorship, business or statutory trust, trust, union, association, instrumentality, governmental authority or other entity, enterprise, authority, unincorporated organization or business organization.

1.26        “Preferred Stock Certificates” means the original certificate(s) representing the applicable Series B Preferred shares.

1.27        “Preferred Stock Shares” means shares of Series B Preferred.

1.28        “Principal Market” means initially the NYSE MKT, and shall also include the NASDAQ Capital Market, New York Stock Exchange, the NASDAQ National Market, the OTCQB Market, the OTCQX Market, or the OTC Pink Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.29        “Pro Rata Amount” means, with respect to any Holder, a fraction, the numerator of which is equal to the number of shares of Series B Preferred held of record by such Holder, and the denominator of which is equal to the aggregate number of outstanding shares of Series B Preferred.

1.30        “Purchase and Sale Agreement” means that certain Asset Purchase Agreement, by and between, the Corporation, as purchaser, Segundo Resources, LLC, as seller representative to the various sellers named therein, and the sellers named therein, dated December 30, 2015, as amended, modified and updated from time to time.

1.31        “Recapitalization” shall mean any stock dividend, stock split, combination of shares, reorganization, recapitalization, reclassification or other similar event described in Sections 6.2 through 6.5.

1.32        “Restricted Shares” means shares of the Corporation’s Common Stock which are restricted from being transferred by the Holder thereof unless the transfer is effected in compliance with the Securities Act and applicable state securities laws (including investment suitability standards, which shares shall bear the following restrictive legend (or one substantially similar)):

“The securities represented by this certificate have not been registered under the Securities Act of 1933 or any state securities act. The securities have been acquired for investment and may not be sold, transferred, pledged or hypothecated unless (i) they shall have been registered under the Securities Act of 1933 and any applicable state securities act, or (ii) the corporation shall have been furnished with an opinion of counsel, satisfactory to counsel for the corporation, that registration is not required under any such acts.”

Page 4 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

1.33        “Securities Act” means the Securities Act of 1933, as amended (and any successor thereto) and the rules and regulations promulgated thereunder.

1.34        “Series C Preferred Stock” means up to 5,000 shares of Series C Redeemable Convertible Preferred Stock of the Company agreed to be sold pursuant to that certain Stock Purchase Agreement dated April 6, 2016 and any amendments, modifications or addendums thereto, by and between the Company and Discover Growth Fund, and which may sold from time to time on substantially similar terms as set forth in the Stock Purchase Agreement.

1.35        “Series C Preferred Stock Designation” means the Certificate of Designations of Preferences, Powers, Rights and Limitations of the Series C Redeemable Convertible Preferred Stock of the Company which is filed with the Secretary of State of Nevada.

1.36        “Shareholder and NYSE MKT Approval” means the Shareholder Approval and the approval by the NYSE MKT, of the initial listing of the Corporation’s Common Stock on the NYSE MKT following the consummation of the transactions contemplated by the Purchase and Sale Agreement, if and as required by applicable rules and regulations of the NYSE MKT, as well as such other terms and conditions hereof or the Purchase and Sale Agreement as may be required by the NYSE MKT or the Securities and Exchange Commission.

1.37        “Shareholder Approval” means the approval of the shareholders of the Corporation as required pursuant to applicable rules and regulations of the NYSE MKT, of the issuance of shares of Common Stock upon the Conversion of the Preferred Stock Shares as provided herein.

1.38        “Trading Day” means any day on which the Common Stock is traded on the Trading Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Trading Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Trading Market (or if the Trading Market does not designate in advance the closing time of trading on the Trading Market, then during the hour ending at 4:00:00 p.m., New York City time) unless such day is otherwise designated as a Trading Day in writing by the Investor.

1.39        “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: The NASDAQ Global Market, The NASDAQ Global Select Market, The NASDAQ Capital Market, the New York Stock Exchange, NYSE Arca, the NYSE MKT, or the OTCQX Marketplace or the OTCQB Marketplace operated by OTC Markets Group Inc. (or any successor to any of the foregoing).

Page 5 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

1.40        “Transfer Agent” means initially, the Corporation, but at the option of the Corporation from time to time and with prior written notice to the Holders, may also mean Cleartrust, LLC, or any successor transfer agent which the Corporation may use for its Series B Preferred.

2.            Dividends.

2.1         Dividends in General. Dividends shall accrue on the Series B Preferred beginning on the Original Issue Date, based on the Original Issue Price, at the Dividend Rate, until such Series B Preferred is no longer outstanding either due to conversion, redemption or otherwise as provided herein (“Dividends” and such Dividends which have accrued as of any applicable date and remain unpaid as of such date, the “Accrued Dividends”).

2.2         Payment of Dividends. The Corporation shall, in accordance with the terms set forth herein, pay the Holder of the Series B Preferred the Accrued Dividends in cash (as discussed in Section 2.3), in shares of Common Stock (as discussed in Section 2.7) or in shares of Series B Preferred (as discussed in Section 2.7), within five (5) Business Days of the end of each fiscal quarter of the Corporation (currently March 31, June 30, September 30 and December 31, each, as applicable a “Dividend Payable Date”), beginning at the end of the first full fiscal quarter following the Original Issue Date, for so long as the Series B Preferred remains outstanding.

2.3         Cash Dividend Payments. All Dividends payable in cash hereunder shall be made in lawful money of the United States of America to each Holder in whose name the Series B Preferred is registered as set forth on the books and records of the Corporation. Such payments shall be made by wire transfer of immediately available funds to the account such Holder may from time to time designate by written notice to the Corporation or by Corporation cashier’s check, without any deduction, withholding or offset for any reason whatsoever except to the extent required by law.

2.4         Participation. Subject to the rights of the Series C Preferred Stock and the rights of other holders, if any, of any securities senior to or pari passu with, the Series B Preferred, the Holders shall, as holders of Series B Preferred, be entitled to such dividends paid and Distributions made to the holders of Common Stock to the same extent as if such Holders had converted the Series B Preferred into Common Stock (without regard to any limitations on conversion herein or elsewhere) and had held such shares of Common Stock on the record date for such dividends and Distributions. Payments under the preceding sentence shall be made concurrently with the dividend or Distribution to the holders of Common Stock. Following the occurrence of a Liquidation Event (as hereinafter defined) and the payment in full to a Holder of its applicable Liquidation Preference, such Holder shall cease to have any rights hereunder to participate in any future dividends or distributions made to the holders of Common Stock. No Distributions shall be made with respect to the Common Stock until all past due, if any, and/or declared Dividends on the Series B Preferred have been paid or set aside for payment to the Holders. Notwithstanding the foregoing, the Holders shall have no right of participation in connection with dividends or Distributions made to the Common Stock shareholders consisting solely of shares of Common Stock.

Page 6 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

2.5         Non-Cash Distributions. Whenever a Distribution provided for in this Section 2 shall be payable in property other than cash, the value of such Distribution shall be deemed to be the fair market value of such property as determined in good faith by the Board of Directors.

2.6         Other Distributions. Subject to the terms of this Certificate of Designation, and to the fullest extent permitted by the NRS, the Corporation shall be expressly permitted to redeem, repurchase or make distributions on the shares of its capital stock in all circumstances other than where doing so would cause the Corporation to be unable to pay its debts as they become due in the usual course of business (unless consent to such redemption, repurchase or distribution is provided by the lenders thereunder).

2.7         Stock Dividend Payments. In lieu of paying the Accrued Dividends in cash, at the option of the Corporation, the Corporation may pay Accrued Dividends in shares of Common Stock of the Corporation (“Dividend Shares”). The total Dividend Shares issuable in connection with the payment by the Corporation of the Accrued Dividends in shares of Common Stock shall be equal to the total amount of Accrued Dividends which the Corporation has decided to pay in shares of Common Stock divided by the Conversion Price, rounded up to the nearest whole Common Stock share. Notwithstanding any other provision of this Section 2.7. In lieu of paying the Accrued Dividends in cash or shares of Common Stock, the Accrued Dividends can be paid by the Corporation in shares of Series B Preferred (“PIK Shares”) equal to the total amount of Accrued Dividends which the Corporation is paying in shares of Series B Preferred divided by the Original Issue Price, rounded up to the nearest whole Series B Preferred share. At the time any payment of Accrued Dividends is desired to be made by the Corporation in the form of additional shares of Series B Preferred, if the number of authorized but unissued shares of Series B Preferred shall not be sufficient to effect such payment in additional shares of Series B Preferred, in addition to such other remedies as shall be available to the Holders of Series B Preferred, the Corporation shall be authorized to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Series B Preferred to such number of shares as shall be sufficient for such purpose including, without limitation, engaging in commercially reasonable best efforts to obtain the requisite stockholder approval of any necessary amendment to the Articles of Incorporation or this Certificate of Designation.

2.8         Dividend Default. In the event a Dividend Default should occur in respect to the Dividends due to Holder, any unpaid Dividends shall accrue interest at the rate of twelve percent (12%) per annum until such Dividend Default is cured by the Corporation.

3.            Liquidation Rights.

3.1         Liquidation Preference. In the event of any liquidation, dissolution or winding up of the Corporation, either voluntary or involuntary (each a “Liquidation Event”), the Holders of Series B Preferred shall be entitled to receive prior and in preference to any Distribution of any of the assets of the Corporation to the holders of the Common Stock or the Junior Securities by reason of their ownership of such stock, but para passu with the Series C Preferred Stock, an amount per share for each share of Series B Preferred held by them equal to the sum of (i) the applicable Liquidation Preference, and (ii) all Accrued Dividends and all declared but unpaid dividends on such shares of Series B Preferred. If upon the liquidation, dissolution or winding up of the Corporation, the assets of the Corporation legally available for distribution to the holders of the Series B Preferred and Series C Preferred Stock are insufficient to permit the payment to such holders of the full amounts specified in this Section 3.1 (and specified in the Series C Preferred Stock Designation), then the entire assets of the Corporation legally available for distribution shall be distributed with equal priority and pro rata among the holders of the Series B Preferred and Series C Preferred Stock in proportion to the full amounts they would otherwise be entitled to receive pursuant to this Section 3.1 and specified in the Series C Preferred Stock Designation, as applicable.

Page 7 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

3.2         Remaining Assets. After the payment to the Holders of Series B Preferred of the full preferential amounts specified above and the Series C Preferred Stock, of the amounts required by the Series C Preferred Stock Designation, the entire remaining assets of the Corporation legally available for distribution by the Corporation shall be distributed with equal priority and pro rata among the holders of the Junior Securities in proportion to the number of shares of Junior Securities held by them and the holders of Common Stock in proportion to the number of shares of Common Stock held by them.

3.3         Valuation of Non-Cash Consideration. If any assets of the Corporation distributed to stockholders in connection with any liquidation, dissolution, or winding up of the Corporation are other than cash, then the value of such assets shall be their fair market value as determined in good faith by the Board of Directors. In the event of a merger or other acquisition of the Corporation by another entity, the Distribution date shall be deemed to be the date such transaction closes.

4.           Conversion. The Series B Preferred shall convert into Common Stock of the Corporation as follows:

4.1         Holder Conversion.

(a)          Each share of Series B Preferred shall be convertible, at the option of the Holder thereof (a “Holder Conversion” and the “Holder Conversion Rights”), at any time following the Original Issuance Date, at the office of the Corporation or any Transfer Agent for the Series B Preferred, into that number of fully-paid, nonassessable shares of Common Stock determined by dividing the Original Issue Price for the Series B Preferred by the Conversion Price (such shares of Common Stock issuable upon a Holder Conversion, the “Holder Conversion Shares”). In order to effectuate the Holder Conversion under this Section 4.1, the Holder must provide the Corporation a written notice of conversion in the form of Exhibit A hereto (the “Notice of Conversion”). The Notice of Conversion must be dated no earlier than two (2) Business Days from the date the Notice of Conversion is actually received by the Corporation.

Page 8 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

(b)          Mechanics of Holder Conversion. In order to effect a Holder Conversion, a Holder shall fax or email a copy of the fully executed Notice of Conversion to the Corporation (or in the discretion of the Corporation, the Transfer Agent): Attention: Anthony C. Schnur, 450 Gears Road, Suite 780, Houston, Texas, 77067, Fax: (713) 337-1510, Email: tschnur@lucasenergy.com, with a copy to (which shall not constitute notice) The Loev Law Firm, PC, Attn: David M. Loev, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Fax: (713) 524-4122, Email: dloev@loevlaw.com. Upon receipt by the Corporation of a facsimile or emailed copy of a Notice of Conversion from a Holder, the Corporation (or the Transfer Agent) shall promptly send, via facsimile or email, a confirmation to such Holder stating that the Notice of Conversion has been received, the date upon which the Corporation (or the Transfer Agent) expects to deliver the Common Stock issuable upon such conversion and the name and telephone number of a contact person at the Corporation (or the Transfer Agent) regarding the Holder Conversion. The Holder shall surrender, or cause to be surrendered, the Preferred Stock Certificates being converted, duly endorsed, to the Corporation (or the Transfer Agent) at the address listed above (or the address of the Transfer Agent for the Series B Preferred, if the Corporation is not serving as its own Transfer Agent for such Series B Preferred) within five Business Days of delivering the fully executed Notice of Conversion. The Corporation shall not be obligated to issue shares of Common Stock upon a Holder Conversion unless either (x) the Preferred Stock Certificates; or (y) the Lost Certificate Materials described in Section 12, below have been previously received by the Corporation or its Transfer Agent. In the event the Holder has lost or misplaced the certificates evidencing the Preferred Stock, the Holder shall be required to provide the Corporation or the Corporation’s Transfer Agent (as applicable) with whatever documentation and fees each may require to re-issue the Preferred Stock Certificates and shall be required to provide such re-issued Preferred Stock Certificates to the Corporation within five Business Days of delivering the Notice of Conversion. Unless the Holder Conversion Shares are covered by a valid and effective registration under the Securities Act or the Notice of Conversion provided by the Holder includes a valid opinion from an attorney stating that such shares of Common Stock issuable in connection with the Notice of Conversion can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, such shares shall be issued as Restricted Shares.

(c)           Delivery of Common Stock upon Holder Conversion. Upon the receipt of a Notice of Conversion, the Corporation (itself, or through its Transfer Agent) shall, no later than the fifth Business Day following the date of such receipt (subject to the surrender of the Preferred Stock Certificates by the holder within the period described in Section 4.1(b) or, in the case of lost, stolen or destroyed certificates, after provision of the Lost Certificate Materials) (the “Delivery Period”), issue and deliver (i.e., deposit with a nationally recognized overnight courier service postage prepaid) to the Holder or its nominee (x) a certificate representing the Holder Conversion Shares and (y) a certificate representing the number of shares of Series B Preferred not being converted, if any. Notwithstanding the foregoing, if the Corporation’s Transfer Agent is participating in the Depository Trust Corporation (“DTC”) Fast Automated Securities Transfer program, and so long as the certificates therefor do not bear a legend and the holder thereof is not then required to return such certificate for the placement of a legend thereon, the Corporation shall cause its Transfer Agent to promptly electronically transmit the Common Stock issuable upon conversion to the Holder by crediting the account of the Holder or its nominee with DTC through its Deposit Withdrawal Agent Commission system (“DTC Transfer”). If the aforementioned conditions to a DTC Transfer are not satisfied, the Corporation shall deliver as provided above to the Holder physical certificates representing the Common Stock issuable upon Holder Conversion. Further, a Holder may instruct the Corporation to deliver to the Holder physical certificates representing the Common Stock issuable upon conversion in lieu of delivering such shares by way of DTC Transfer.

Page 9 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

(d)          Failure to Provide Preferred Stock Certificates. In the event the Holder provides the Corporation with a Notice of Conversion, but fails to provide the Corporation with the Preferred Stock Certificates or the Lost Certificate Materials (as defined in Section 12 below), by the end of the Delivery Period, the Notice of Conversion shall be considered void and the Corporation shall not be required to comply with such Notice of Conversion. Provided that if the Notice of Conversion only relates to the conversion of Accrued Dividends, the Holder shall not be required to provide the Corporation any Preferred Stock Certificates.

4.2          Automatic Conversion Terms and Conditions.

(a)          The Series B Preferred shall automatically convert into Common Stock of the Corporation as provided below (an “Automatic Conversion”):

(i)            a total of the lesser of (A) the sum of 25% of the total number of Series B Preferred shares (1) originally issued to the Holder (if the Holder is an Original Holder); and (2) received by a Holder who was transferred Series B Preferred from an Original Holder (each as adjusted for any Recapitalization); and (B) the total number of Series B Preferred shares then held by the Holder; shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the aggregate Original Issue Price of such applicable shares of Series B Preferred by the Conversion Price in the event Automatic Conversion Condition #1 is met;

(ii)           a total of the lesser of (A) the sum of 75% of the total number of Series B Preferred shares (1) originally issued to the Holder (if the Holder is an Original Holder); and (2) received by a Holder who was transferred Series B Preferred from an Original Holder, in each case (1) or (2), less any shares of Series B Preferred held by Holder which were subject to automatic conversion pursuant to Section 4.2(a)(i) above (each as adjusted for any Recapitalization); and (B) the total number of Series B Preferred shares then held by the Holder; shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the aggregate Original Issue Price of such applicable shares of Series B Preferred by the Conversion Price in the event Automatic Conversion Condition #2 is met;

(iii)          all shares of Series B Preferred shall automatically and without any required action by any Holder, be converted into that number of fully-paid, non-assessable shares of Common Stock as determined by dividing the aggregate Original Issue Price of such Series B Preferred shares held by each Holder by the Conversion Price in the event Automatic Conversion Condition #3 is met; provided that

Page 10 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

(iv)          if Automatic Conversion Condition #3 is met on the Original Issuance Date, then all shares of Series B Preferred shall automatically and without any required action by any Holder, be converted into fully-paid, non-assessable shares of Common Stock pursuant to Section 4.2(a)(i) above, on such Original Issuance Date.

(b)          Following an Automatic Conversion, the Corporation shall within two (2) Business Days, deliver notice to each Holder that an Automatic Conversion has occurred, at the address of each Holder which the Corporation then has on record (an “Automatic Conversion Notice”); provided, that the Corporation is not required to receive any confirmation that such Automatic Conversion Notice was received by a Holder, but instead assuming such Automatic Conversion Notice was sent to the address which the Corporation then has on record for such Holder, the Automatic Conversion Notice shall be treated as received by the Holder for all purposes on the third (3rd) Business Day following the date such notice was sent by the Corporation (the “Automatic Conversion Notice Receipt Date”). Within three (3) Business Days following the Automatic Conversion Notice Receipt Date, the Corporation shall pay each Holder the total amount of Accrued Dividends owed on such Series B Preferred, if any (the “Automatic Conversion Dividends”) in cash or at the option of the Corporation, in shares of Common Stock equal to the total Accrued Dividends divided by the Conversion Price (rounded up to the nearest whole share of Common Stock), and issue to each Holder all shares of Common Stock which such Holder is due in connection with the Automatic Conversion (the “Automatic Conversion Shares”, and together with the Holder Conversion Shares, the “Shares”) and promptly deliver such Automatic Conversion Shares (and if applicable, cash in an amount equal to the Accrued Dividends) to the address of Holder which the Corporation then has on record (a “Delivery”). The Automatic Conversion Shares issuable in connection with an Automatic Conversion shall be fully-paid, non-assessable shares of Common Stock. Unless the Automatic Conversion Shares are covered by a valid and effective registration under the Securities Act or the Holder provides a valid opinion from an attorney stating that such Automatic Conversion Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion, prior to the issuance date of such Automatic Conversion Shares, such Automatic Conversion Shares shall be issued as Restricted Shares.

(c)          The issuance and Delivery by the Corporation of the Automatic Conversion Shares (and if applicable, the cash Accrued Dividends) shall fully discharge the Corporation from any and all further obligations under or in connection with the Series B Preferred and shall automatically, and without any required action by the Corporation or the Holder, result in the cancellation, termination and invalidation of any outstanding Series B Preferred and Preferred Stock Certificates held by Holder or his, her or its assigns and shall upon the payment of the Automatic Conversion Dividends, fully discharge any and all requirement for the Corporation to pay Dividends on such Series B Preferred shares converted, which Series B Preferred converted shall cease accruing Dividends upon an Automatic Conversion.

(d)          Without limiting the obligation of each Holder set forth herein (including in the subsequent clause (e)), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the issuance and Delivery of the Automatic Conversion Shares to reflect the cancellation of the Series B Preferred subject to the Automatic Conversion, which shall not require the approval and/or consent of any Holder (a “Cancellation”).

Page 11 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

(e)          Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will, whenever and as reasonably requested by the Corporation and the Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

(f)          In the event that the Delivery of any Automatic Conversion Shares (or any cash Accrued Dividends) is unsuccessful and/or any Holder fails to accept such Automatic Conversion Shares (or applicable cash Accrued Dividends), such Automatic Conversion Shares (and if applicable, cash Accrued Dividends) shall be held by the Corporation and/or the Transfer Agent in trust (without accruing interest) and shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is the legal owner of such Automatic Conversion Shares, provided that the Holder’s failure to accept such Automatic Conversion Shares, cash Accrued Dividends and/or the Corporation’s inability to Deliver such shares or dividends shall in no event effect the validity of the Cancellation.

(g)          The Automatic Conversion Right shall supersede and take priority over the Holder Conversion right described in Section 4.1 in the event that there are any conflicts between such rights.

4.3         Fractional Shares. If any Conversion of Series B Preferred would result in the issuance of a fractional share of Common Stock (aggregating all shares of Series B Preferred being converted pursuant to a given Notice of Conversion), such fractional share shall be payable in cash based upon the market value of the Common Stock on the trading day immediately prior to the date of conversion (as determined in good faith by the Board of Directors) and the number of shares of Common Stock issuable upon conversion of the Series B Preferred shall be the next lower whole number of shares. If the Corporation elects not to, or is unable to, make such a cash payment, the Holder shall be entitled to receive, in lieu of the final fraction of a share, one whole share of Common Stock.

4.4         Taxes. The Corporation shall not be required to pay any tax which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon a Holder Conversion in a name other than that in which the shares of the Series B Preferred so converted were registered, and no such issue or delivery shall be made unless and until the Person requesting such issue or delivery has paid to the Corporation the amount of any such tax, or has established, to the satisfaction of the Corporation, that such tax has been paid. The Corporation shall withhold from any payment due whatsoever in connection with the Series B Preferred any and all required withholdings and/or taxes the Corporation, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Corporation in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Corporation.

Page 12 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

4.5         Reservation of Stock Issuable Upon Conversion. The Corporation shall at all times reserve and keep available out of its authorized but unissued shares of Common Stock solely for the purpose of effecting the conversion of the shares of the Series B Preferred, such number of its shares of Common Stock as shall from time to time be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred; and if at any time the number of authorized but unissued shares of Common Stock shall not be sufficient to effect the conversion of all then outstanding shares of the Series B Preferred, the Corporation will use its commercially reasonable efforts to take such corporate action as may, in the opinion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for such purpose.

5.           Voting.

5.1         Class Voting. Except as otherwise expressly provided herein or as required by law, the Holders of Series B Preferred and the holders of Common Stock shall vote together and not as separate classes.

5.2         No Series Voting. Other than as provided herein or required by law, there shall be no series voting.

5.3         Series B Preferred. Each outstanding share of Series B Preferred shall be entitled to one (1) vote on all shareholder matters to come before the shareholders of the Corporation (the “Voting Rights”).

6.           Adjustments For Recapitalizations.

6.1         Equitable Adjustments For Recapitalizations. The (a) Liquidation Preference, the Original Issue Price and the Voting Rights (the “Preferred Stock Adjustable Provisions”); (b) the Conversion Price, Minimum Trading Volume, Automatic Conversion Prices and the Conversion Rate (the “Common Stock Adjustable Provisions”), and (c) any and all other terms, conditions, amounts and provisions of this Designation which (i) pursuant to the terms of this Designation provide for equitable adjustment in the event of a Recapitalization; or (ii) the Board of Directors of the Corporation determine in their reasonable good faith judgment is required to be equitably adjusted in connection with any Recapitalizations (collectively Sections (c)(i) and (ii), the “Other Equitable Adjustable Provisions”), shall each be subject to equitable adjustment as provided in Sections 6.2 through 6.4, below, as determined by the Board of Directors in their sole and reasonable discretion.

Page 13 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

6.2          Adjustments for Subdivisions or Combinations of Common Stock. In the event the outstanding shares of Common Stock shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Common Stock, without a corresponding subdivision of the Series B Preferred, the applicable Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Common Stock shall be combined (by reclassification or otherwise) into a lesser number of shares of Common Stock, without a corresponding combination of the Series B Preferred, the Common Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted.

6.3          Adjustments for Subdivisions or Combinations of Series B Preferred. In the event the outstanding shares of Series B Preferred shall be subdivided (by stock split, by payment of a stock dividend or otherwise), into a greater number of shares of Series B Preferred, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such subdivision shall, concurrently with the effectiveness of such subdivision, be proportionately and equitably adjusted. In the event the outstanding shares of Series B Preferred shall be combined (by reclassification or otherwise) into a lesser number of shares of Series B Preferred, the applicable Preferred Stock Adjustable Provisions and the Other Equitable Adjustable Provisions (if any) in effect immediately prior to such combination shall, concurrently with the effectiveness of such combination, be proportionately and equitably adjusted, provided however that the result of any concurrent adjustment in the Common Stock (as provided under Section 6.2) and Preferred Stock (as provided under Section 6.3) shall only be to affect the equitable adjustable provisions hereof once.

6.4          Adjustments for Reclassification, Exchange and Substitution. Subject to Section 3 above (“Liquidation Rights”), if the Common Stock issuable upon conversion of the Series B Preferred shall be changed into the same or a different number of shares of any other class or classes of stock, whether by capital reorganization, reclassification or otherwise (other than a subdivision or combination of shares provided for above), then, in any such event, in lieu of the number of shares of Common Stock which the holders would otherwise have been entitled to receive, each holder of such Series B Preferred shall have the right thereafter to convert such shares of Series B Preferred into a number of shares of such other class or classes of stock which a holder of the number of shares of Common Stock deliverable upon conversion of such Series B Preferred immediately before that change would have been entitled to receive in such reorganization or reclassification, all subject to further adjustment as provided herein with respect to such other shares.

6.5          Other Adjustments. The Board of Directors of the Corporation shall also adjust equitably, and shall have the right to adjust equitably, any or all of the Preferred Stock Adjustable Provisions, Common Stock Adjustable Provisions or Other Equitable Adjustable Provisions from time to time, if the Board of Directors of the Corporation determines in their reasonable good faith judgment that such values and/or provisions are required to be equitably adjusted in connection with any Corporation action.

Page 14 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

6.6          Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 6, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each holder of Series B Preferred a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the written request at any time of any holder of Series B Preferred, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, (ii) the Conversion Price at the time in effect and (iii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Series B Preferred.

7.           Redemption Rights.

7.1          Subject to the terms of any credit or debt agreements in place which prevent the Corporation redeeming the Series B Preferred shares for cash, the Corporation shall have the option, exercisable from time to time after the Original Issue Date, to redeem all or any portion of the outstanding shares of Series B Preferred (a “Corporation Redemption”) which have not been previously Converted into Common Stock (as provided above in Section 4) (the “Corporation Redemption Rights”), by paying each applicable Holder, an amount equal to (a) the Original Issue Price multiplied by the number of Series B Preferred shares held by each applicable Holder, subject to the Corporation Redemption; plus (b) the Accrued Dividends (the “Corporation Redemption Amount”).

(a)          In the event the Corporation exercises its Corporation Redemption Rights, it shall redeem and repurchase Series B Preferred pro rata between all Holders based on the Pro Rata Amount.

(b)          To exercise the Corporation Redemption Right, the Corporation shall deliver to each Holder an irrevocable written notice (a “Corporation Redemption Notice”), indicating the date the Corporation intends to pay the Corporation Redemption Amount (as applicable, the “Corporation Redemption Date”), which date may not be less than ten days nor more than 20 days from the date the Corporation Redemption Notice is delivered to a Holder. In the event the applicable aggregate Corporation Redemption Amount is not paid to the Holders on the applicable Corporation Redemption Date, the Corporation Redemption Notice shall be considered void and of no force or effect.

7.2          Effect of Redemption. The payment by the Corporation to each Holder (at each such Holder’s address of record) (or if the Holder fails to deliver the Preferred Stock Certificates and/or Lost Certificate Materials required to be delivered as discussed below in connection with such Redemption, upon the Corporation setting aside such Redemption Amount in trust for the benefit of the Holder) of the Corporation Redemption Amount (as applicable, a “Redemption Delivery”) in connection with a Corporation Redemption, and effective as of the Corporation Redemption Date, shall fully discharge the Corporation from any and all further obligations under the Series B Preferred shares redeemed and shall automatically, and without any required action by the Corporation or the Holder or his, her or its assigns (including the requirement that the Holder provide the Corporation or the Corporation’s Transfer Agent the Preferred Stock Certificates relating to such Corporation Redemption), result in the cancellation, termination and invalidation of any outstanding Series B Preferred and related Preferred Stock Certificates held by a Holder which are subject to a Corporation Redemption and shall upon the payment of the Corporation Redemption Amount, fully discharge any and all requirement for the Corporation to pay further Dividends, and which Series B Preferred shall cease accruing Dividends upon a Redemption.

Page 15 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

7.3         Further Actions Following Redemption. Without limiting the obligation of each Holder set forth herein (including in Section 7.4), the Corporation and/or the Corporation’s Transfer Agent shall be authorized to take whatever action necessary, if any, following the payment of the Corporation Redemption Amount, to reflect the cancellation of the Series B Preferred subject to the applicable Corporation Redemption, which shall not require the approval and/or consent of any Holder, and provided that by agreeing to the terms and conditions of this Designation and the acceptance of the Series B Preferred, each Holder hereby agrees to release the Corporation and the Corporation’s Transfer Agent from any and all liability whatsoever in connection with the cancellation of the Series B Preferred subject to and following a Corporation Redemption, regardless of the return to the Corporation or the Transfer Agent of any Preferred Stock Certificates evidencing such Series B Preferred subject to the Corporation Redemption, which as stated above, shall be automatically cancelled upon the payment of the Corporation Redemption Amount, as applicable to the Holder, or if the provisions of Section 7.5 apply and the Holder fails to deliver the Preferred Stock Certificates and/or Lost Certificate Materials, upon the Corporation setting aside such Redemption Amount in trust for the benefit of the Holder (a “Redemption Cancellation”).

7.4         Further Redemption Assurances. Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates hereby covenants that it will (a) deliver to the Corporation or the Corporation’s Transfer Agent, promptly upon the receipt of any Corporation Redemption Notice, but in any case prior to the applicable Corporation Redemption Date, the applicable Preferred Stock Certificates relating to the Corporation Redemption (or Lost Certificate Materials associated therewith); and (b) whenever and as reasonably requested by the Corporation and the Corporation’s Transfer Agent, at the Corporation’s sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect a Redemption Cancellation, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

7.5        Additional Redemption Procedures. In the event that (a) Redemption Delivery is unsuccessful notwithstanding the fact that the Corporation has mailed such applicable Corporation Redemption Amount to the correct address of the Holder as set forth in the records of the Corporation; or (b) any Holder fails to timely deliver to the Corporation for cancellation the Preferred Stock Certificates evidencing the Series B Preferred subject to such Corporation Redemption, or Lost Certificate Materials associated therewith, and the Corporation therefore refrains from completing a Redemption Delivery, such Corporation Redemption Amount shall be held by the Corporation in trust and such Corporation Redemption Amount shall be released to such Holder upon reasonable evidence to the Corporation or the Transfer Agent that such Holder is (y) the legal owner of such Corporation Redemption Amount and/or (z) the delivery to the Corporation or its Transfer Agent of the applicable Preferred Stock Certificates, as applicable, or Lost Certificate Materials, provided that the Holder’s failure to accept such Corporation Redemption Amount, the Corporation’s inability to pay any Holder its applicable Redemption Amount, and/or the Holder’s failure to deliver the Preferred Stock Certificates or Lost Certificate Materials, under either of such circumstances shall in no event effect the validity of the Corporation Redemption Cancellation, Redemption Cancellation, or the consequences of a Corporation Redemption Delivery as described in Section 7.1 hereof. Furthermore, the Holder shall be due no interest on the Corporation Redemption Amount while being held by the Corporation in trust and any and all interest, if any, which shall accrue on such amount shall be the sole property of the Corporation.

Page 16 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

7.6         Further Holder Redemption Assurances. Notwithstanding the above, each Holder, by accepting such Preferred Stock Certificates will whenever and as reasonably requested by the Corporation and the Corporation’s Transfer Agent, at its sole cost and expense, do, execute, acknowledge and deliver any and all such other and further acts, deeds, assignments, transfers, conveyances, confirmations, powers of attorney and any instruments of further assurance, approvals and consents as the Corporation or the Transfer Agent may reasonably require in order to complete, insure and perfect the cancellation of such Holder’s shares in the event of a Corporation Redemption, if such may be reasonably required by the Corporation and/or the Corporation’s Transfer Agent.

7.7         Effect of All Redemptions. The Series B Preferred subject to a Corporation Redemption shall cease accruing any Dividends and shall have all Conversion rights immediately terminate effective as of the Corporation Redemption Date, unless otherwise agreed in the sole discretion of the Corporation.

Page 17 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

8.           Notices.

8.1         Notices In General. Any notices required or permitted to be given under the terms hereof shall be sent by certified or registered mail (return receipt requested) or delivered personally, by nationally recognized overnight carrier or by confirmed facsimile or email transmission, and shall be effective five (5) days after being placed in the mail, if mailed, or upon receipt or refusal of receipt, if delivered personally or by nationally recognized overnight carrier or confirmed facsimile transmission, in each case addressed to a party. The addresses for such communications are (i) if to the Corporation to, Attention: Anthony C. Schnur, 450 Gears Road, Suite 780, Houston, Texas, 77067, Fax: (713) 337-1510, Email: tschnur@lucasenergy.com, with a copy to (which shall not constitute notice) The Loev Law Firm, PC, Attn: David M. Loev, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Fax: (713) 524-4122, Email: dloev@loevlaw.com, and (ii) if to any Holder to the address set forth in the records of the Corporation or its Transfer Agent, as applicable, or such other address as may be designated in writing hereafter, in the same manner, by such person.

8.2         Notices of Record Date. In the event that the Corporation shall propose at any time:

(a)          to declare any Distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)          to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(c)           to voluntarily liquidate or dissolve;

then, in connection with each such event, the Corporation shall send to the Holders of the Series B Preferred at least ten (10) Business Days’ prior written notice of the date on which a record shall be taken for such Distribution (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of such Distribution) or for determining rights to vote in respect of the matters referred to in (b) and (c) above.

Such written notice shall be given by first class mail (or express courier), postage prepaid, addressed to the holders of Series B Preferred at the address for each such holder as shown on the books of the Corporation and shall be deemed given on the date such notice is mailed.

The notice provisions set forth in this section may be shortened or waived prospectively or retrospectively by the vote or written consent of the holders of a Majority In Interest of the Series B Preferred, voting together as a single class.

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9.           Protective Provisions.

9.1          Subject to the rights of series of preferred stock which may from time to time come into existence, so long as any shares of Series B Preferred are outstanding, the Corporation shall not, without first obtaining the approval (by written consent or at a meeting duly called, each as provided by law) of the holders of a Majority In Interest of Series B Preferred, voting together as a single class:

(a)          Increase or decrease (other than by redemption or conversion) the total number of authorized shares of Series B Preferred (except to the extent required to issue PIK Shares if required by the terms set forth herein, which for the sake of clarity, and without otherwise limiting this provision, shall not require approval of the Holders);

(b)          Re-issue any shares of Series B Preferred converted pursuant to the terms of this Designation;

(c)          Create, or authorize the creation of, or issue or obligate itself to issue shares of, any class or series of capital stock unless the same ranks junior to (and not pari passu with) the Series B Preferred with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, or increase the authorized number of shares of any additional class or series of capital stock unless the same ranks junior to (and not pari passu with) the Series B Preferred with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends and rights of redemption, in each such case, other than issuances of (or in connection with issuances of) shares of Series B Preferred pursuant to the Purchase and Sale Agreement, PIK Shares and the Series C Preferred Stock;

(d)          Effect an exchange, reclassification, or cancellation of all or a part of the Series B Preferred (except pursuant to the terms hereof);

(e)           Effect an exchange, or create a right of exchange, of all or part of the shares of another class of shares into shares of Series B Preferred;

(f)           Alter or change the rights, preferences or privileges of the shares of Series B Preferred so as to affect adversely the shares of such series;

(g)          Authorize or issue, or obligate itself to issue, any other equity security, including any other security convertible into or exercisable for any equity security having a preference over (or on parity with) the Series B Preferred with respect to liquidation; or

(h)          Amend or waive any provision of the Corporation’s Articles of Incorporation or Bylaws, each as amended, relative to the Series B Preferred so as to affect adversely the shares of Series B Preferred.

Page 19 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

For clarification, the creation or issuance of shares of other series of preferred stock, provided the rights and preferences of such series of preferred stock with respect to the distribution of assets on the liquidation, dissolution or winding up of the Corporation, the payment of dividends are not senior to the Series B Preferred Liquidation Preference, shall not require the authorization or approval of the holders of the Series B Preferred.

9.2         The Corporation will not through any reorganization, transfer of assets, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Corporation but will at all times in good faith assist in the carrying out of all the provisions of this Designation and in the taking of all such action as may be necessary or appropriate in order to protect (a) the Holder Conversion Rights of the Holders of Series B Preferred; and (b) the other rights of the Holders as set forth herein, against impairment. Notwithstanding the foregoing, nothing shall prohibit the Corporation from amending its Articles of Incorporation with the requisite consent of its stockholders and the Board of Directors.

10.         Preemptive Rights. No stockholder of the Corporation (including, but not limited to any Holder) shall have the right to repurchase shares of capital stock of the Corporation sold or issued by the Corporation except to the extent that such right may from time to time be set forth in a written agreement between the Corporation and such stockholder.

11.         Reports. The Corporation shall mail to all holders of Series B Preferred those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

12.         Replacement Preferred Stock Certificates. In the event that any Holder notifies the Corporation that a Preferred Stock Certificate evidencing shares of Series B Preferred has been lost, stolen, destroyed or mutilated, the Corporation shall issue a replacement stock certificate evidencing the Series B Preferred identical in tenor and date (or if such certificate is being issued for shares not covered in a redemption or conversion, in the applicable tenor and date) to the original Preferred Stock Certificate evidencing the Series B Preferred, provided that the Holder executes and delivers to the Corporation and/or its Transfer Agent, as applicable, an affidavit of lost stock certificate and an agreement reasonably satisfactory to the Corporation and its Transfer Agent to indemnify the Corporation from any loss incurred by it in connection with such Series B Preferred certificate, and provides the Corporation and/or its Transfer Agent such other information, documents and if applicable, bonds and indemnities as the Corporation or its Transfer Agent customarily requires for reissuances of stock certificates (collectively the “Lost Certificate Materials”); provided, however, the Corporation shall not be obligated to re-issue replacement stock certificates if the Holder contemporaneously requests the Corporation to convert or redeem the full number of shares evidenced by such lost, stolen, destroyed or mutilated certificate.

Page 20 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

13.        Construction. When used in this Designation, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Designation shall refer to this Designation as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule and Exhibit, as applicable, are references to Articles, Sections, Schedules and Exhibits in this Designation unless otherwise specified; (viii) references to “dollars”, “Dollars” or “$” in this Designation shall mean United States dollars; (ix) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (x) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xi) unless otherwise stated in this Designation, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xii) references to “days” shall mean calendar days; and (xiii) the paragraph and section headings contained in this Designation are for convenience only, and shall in no manner affect the interpretation of any of the provisions of this Designation.

14.         Miscellaneous.

14.1       Cancellation of Series B Preferred. If any shares of Series B Preferred are converted pursuant to Section 4, or redeemed pursuant to Section 7, the shares so converted shall be canceled and shall return to the status of designated, but unissued Series B Preferred.

14.2       Further Assurances. Each Holder hereby covenants that, in consideration for receiving shares of Series B Preferred, that he, she or it will, whenever and as reasonably requested by the Corporation, do, execute, acknowledge and deliver any and all such other and further acts, deeds, confirmations, agreements and documents as the Corporation or its Transfer Agent may reasonably require in order to complete, insure and perfect any of the terms, conditions or provisions of this Designation, including, but not limited to a Cancellation or Redemption Cancellation.

14.3       Technical, Corrective, Administrative or Similar Changes. The Corporation may, by any means authorized by law and without any vote of the Holders of shares of the Series B Preferred, make technical, corrective, administrative or similar changes in this Designation that do not, individually or in the aggregate, adversely affect the rights or preferences of the Holders of shares of the Series B Preferred.

14.4       Waiver. Notwithstanding any provision in this Designation to the contrary, any provision contained herein and any right of the holders of Series B Preferred granted hereunder, may be waived as to all shares of Series B Preferred (and the Holders thereof) upon the written consent of a Majority In Interest, unless a higher percentage is required by applicable law, in which case the written consent of the Holders of not less than such higher percentage of shares of Series B Preferred shall be required.

Page 21 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

14.5       Interpretation. Whenever possible, each provision of this Designation shall be interpreted in a manner as to be effective and valid under applicable law and public policy. If any provision set forth herein is held to be invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating or otherwise adversely affecting the remaining provisions of this Designation. No provision herein set forth shall be deemed dependent upon any other provision unless so expressed herein. If a court of competent jurisdiction should determine that a provision of this Designation would be valid or enforceable if a period of time were extended or shortened, then such court may make such change as shall be necessary to render the provision in question effective and valid under applicable law.

14.6       No Other Rights. Except as may otherwise be required by law, the shares of the Series B Preferred shall not have any powers, designations, preferences or other special rights, other than those specifically set forth in this Designation.

14.7       Specific Performance. The Corporation and each Holder by accepting Preferred Stock Shares, agree that the covenants and obligations contained in this Designation relate to special, unique and extraordinary matters and that a violation of any of the terms hereof or thereof would cause irreparable injury in an amount which would be impossible to estimate or determine and for which any remedy at law would be inadequate. As such, the Corporation and each Holder agree that if either the Corporation or any Holder fails or refuses to fulfill any of its obligations under this Designation or to make any payment or deliver any instrument required hereunder or thereunder, then (a) the Corporation in the event the non-performing party is any Holder; or (b) a Majority In Interest of the Holders, in the event the non-performing party is the Corporation, shall have the remedy of specific performance, which remedy shall be cumulative and nonexclusive and shall be in addition to any other rights and remedies otherwise available under any other contract or at law or in equity and to which such party might be entitled.

NOW THEREFORE BE IT RESOLVED, that the Designation is hereby approved, affirmed, confirmed, and ratified; and it is further

RESOLVED, that each officer of the Corporation be and hereby is authorized, empowered and directed to execute and deliver, in the name of and on behalf of the Corporation, any and all documents, and to perform any and all acts necessary to reflect the Board of Directors approval and ratification of the resolutions set forth above; and it is further

Page 22 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

RESOLVED, that in addition to and without limiting the foregoing, each officer of the Corporation and the Corporation’s attorney be and hereby is authorized to take, or cause to be taken, such further action, and to execute and deliver, or cause to be delivered, for and in the name and on behalf of the Corporation, all such instruments and documents as he may deem appropriate in order to effect the purpose or intent of the foregoing resolutions (as conclusively evidenced by the taking of such action or the execution and delivery of such instruments, as the case may be) and all action heretofore taken by such officer in connection with the subject of the foregoing recitals and resolutions be, and it hereby is approved, ratified and confirmed in all respects as the act and deed of the Corporation; and it is further

RESOLVED, that this Designation may be executed in several counterparts, each of which is an original; that it shall not be necessary in making proof of this Designation or any counterpart hereof to produce or account for any of the other.

[Remainder of page left intentionally blank. Signature page follows.]

Page 23 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

IN WITNESS WHEREOF, the Board of Directors of the Corporation has unanimously approved and caused this “Certificate Of Designation of Lucas Energy, Inc. Establishing The Designations, Preferences, Limitations and Relative Rights of its Series B Redeemable Convertible Preferred Stock” to be duly executed and approved this [    ] day of [____________] 2016.

DIRECTORS:

J. Fred Hofheinz
Director

Anthony C. Schnur
Director

Fred S. Zeidman
Director

Page 24 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

Exhibit A

NOTICE OF CONVERSION

This Notice of Conversion is executed by the undersigned holder (the “Holder”) in connection with the conversion of shares of the Series B Redeemable Convertible Preferred Stock of Lucas Energy, Inc., a Nevada corporation (the “Corporation”), pursuant to the terms and conditions of that certain Amended and Restated Certificate of Designation of Lucas Energy, Inc., Establishing the Designation, Preferences, Limitations and Relative Rights of its Series B Redeemable Convertible Preferred Stock (the “Designation”), approved by the Board of Directors of the Corporation on [    ], 2016. Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Designation.

Conversion: In accordance with and pursuant to such Designation, the Holder hereby elects to convert the number of shares of Series B Redeemable Convertible Preferred Stock indicated below into shares of Common Stock of the Corporation as of the date specified below.

Date of Conversion:
Number of Series B Redeemable Convertible Preferred Stock Held by Holder:
Prior to Conversion:
Amount Being Converted Hereby:
Common Stock Shares Due:
Series B Redeemable Convertible Preferred Stock Held After Conversion:
Accrued Dividends Converted ($):
Total Shares Due In Connection With Conversion of Dividends:
Number of Shares of Common Stock To Be Issued In Total:

Delivery of Shares: Pursuant to this Notice of Conversion, the Corporation shall deliver the applicable number of shares of Common Stock (the “Shares”) issuable in accordance with the terms of the Designation as set forth below. If Shares are to be issued in the name of a person other than the Holder, the Holder will pay all transfer taxes payable with respect thereto and is delivering herewith such certificates and opinions as reasonably requested by the Corporation in accordance therewith. No fee will be charged to the Holder for any conversion, except for such transfer taxes, if any. The Holder acknowledges and confirms that the Shares issued pursuant to this Notice of Conversion will, to the extent not previously registered by the Corporation under the Securities Act, be Restricted Shares, unless the Shares are covered by a valid and effective registration under the Securities Act or this Notice of Conversion includes a valid opinion from an attorney stating that such Shares can be issued free of restrictive legend, which shall be determined by the Corporation in its sole discretion.

Page 25 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

If stock certificates are to be issued, in the following name and to the following address:	If DWAC is permissible, to the following brokerage account:
Broker:

DTC No.:

Acct. Name:

For Further Credit (if applicable):

Authority: Any individual executing this Notice of Conversion on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Notice of Conversion on behalf of such entity.

(Print Name of Holder)

By/Sign:

Print Name:

Print Title:

Page 26 of 26 Lucas Energy, Inc. Series B Redeemable Convertible Preferred Stock

EXHIBIT G

POST-CLOSING CAPITALIZATION

Series B Convertible Preferred Stock	Basic Shares		% Outstanding	% Fully Diluted Pre-Closing	% Fully Diluted Post-Closing
Tex Oak Energy, LLC	352,000		63.8%
RAD2 Minerals, Ltd.	200,000		36.2%
Total Series B	552,000		100.0%

Common Stock
Lucas Energy, Inc.	1,640,224	(1)	11.2%	7.3%	6.5%
Segundo and Sellers	13,009,664		88.8%	58.2%	51.9%
Total Common Stock	14,649,888		100.0%	65.5%	58.4%

Fully Diluted/ Reserve Shares At Closing
Options/Warrants/Shares Available under Plans	482,572			2.2%
Series B Preferred Conversion	3,942,857			17.6%
IBC Shares	390,290			1.7%
Rockwell Notes*	400,000			1.8%
TALL Notes*(2)	379,487			1.7%
TALL Warrants*(2)	164,998			0.7%
HFT Notes*	400,000			1.8%
Discover Note*	163,077			0.7%
Discover Warrants*	1,384,616			6.2%
Fully Diluted Shares Outstanding	22,357,786			100.0%

Fully Diluted/ Reserve Shares Following Discover Closings
Options/Warrants/Shares Available under Plans	482,572				1.9%
Series B Preferred Conversion	3,942,857				15.7%
IBC Shares	390,290				1.6%
Rockwell Notes*	400,000				1.6%
TALL Notes*(2)	379,487				1.5%
TALL Warrants*(2)	164,998				0.7%
HFT Notes*	400,000				1.6%
Discover Note*	163,077				0.7%
Discover Warrants*	2,495,728				9.9%
Discover Preferred*	1,618,462				6.5%
Fully Diluted Shares Outstanding	25,087,360				100.0%

* Does not factor in interest and other adjustments.

(1) May also include additional shares of common stock issuable upon conversion of outstanding convertible notes.

(2) Assumes an additional $800,000 in Notes are sold.

EXHIBIT H

CERTIFICATE OF ACCREDITED INVESTOR STATUS

The undersigned is an “accredited investor,” as that term is defined in Regulation D under the Securities Act of 1933, as amended (the “Securities Act”). The undersigned has initialed the line below indicating the basis on which he, she or it is representing his, her or its status as an “accredited investor”. The representation and confirmation below shall be effective for all purposes as of the Closing Date (as defined therein) of that certain Asset Purchase Agreement by and between Lucas Energy, Inc., as Purchaser, Segundo Resources, LLC, a Texas limited liability company, as Seller Representative to the various Sellers named therein, and the Sellers named therein, dated December 30, 2015, which this Certificate of Accredited Investor Status is attached to as Exhibit H and Lucas Energy, Inc. and its attorneys and representatives shall be able to rely on this Certificate of Accredited Investor Status for any and all purposes:

_______	a bank as defined in Section 3(a)(2) of the Securities Act, or any savings and loan association or other institution as defined in Section 3(a)(5)(A) of the Securities Act whether acting in its individual or fiduciary capacity; a broker or dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”); an insurance company as defined in Section 2(13) of the Securities Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in Section 2(a)(48) of that Act; a small business investment company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958; a plan established and maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions, for the benefit of its employees, and such plan has total assets in excess of $5,000,000; an employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in Section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are “accredited investors”;

_______	a private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940;

_______	an organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

_______	a natural person whose individual net worth, or joint net worth with the undersigned’s spouse, at the time of this purchase exceeds $1,000,000. For purposes of this item, “net worth” means the excess of total assets at fair market value (including personal and real property, but excluding the estimated fair market value of a person’s primary home) over total liabilities. Total liabilities excludes any mortgage on the primary home in an amount of up to the home’s estimated fair market value as long as the mortgage was incurred more than 60 days before the Closing Date, but includes (i) any mortgage amount in excess of the home’s fair market value and (ii) any mortgage amount that was borrowed during the 60-day period before the Closing Date;

Certificate of Accredited Investor Status 1 | Page

_______	a natural person who had an individual income in excess of $200,000 in each of the two most recent years or joint income with the undersigned’s spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year. “Income” for this purpose is computed by adding the following items to adjusted gross income for federal income tax purposes: (a) the amount of any tax-exempt interest income received; (b) the amount of losses claimed as a limited partner in a limited partnership; (c) any deduction claimed for depletion; (d) deductions for alimony paid; (e) deductible amounts contributed to an IRA or Keogh retirement plan; and (f) any amount by which income from long-term capital gains has been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code;

_______	a trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a person who has such knowledge and experience in financial and business matters that he is capable of evaluating the merits and risks of the prospective investment; or

_______	an entity (other than a trust) in which all of the equity holders are “accredited investors” by virtue of their meeting one or more of the above standards.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Accredited Investor Status on _______________, 2016.

Name:

By:
Signature

Printed Name of Signatory (if entity):

Title:
(required for any stockholder that is a corporation, partnership, trust or other entity)

If joint ownership, both parties should sign above.

Certificate of Accredited Investor Status 2 | Page

EXHIBIT I

SELLING STOCKHOLDER QUESTIONNAIRE

Lucas Energy, Inc.

Questionnaire for Selling Stockholder

This questionnaire is necessary to obtain information to be used by Lucas Energy, Inc. (the “Company”) to complete a Registration Statement (the “Registration Statement”) covering the resale of certain shares of Company Common Stock to be issued in connection with that certain Asset Purchase Agreement by and between Lucas Energy, Inc., as Purchaser, Segundo Resources, LLC, a Texas limited liability company, as Seller Representative to the various Sellers named therein, and the Sellers named therein, dated December 30, 2015 (as amended and modified from time to time, the “Asset Purchase Agreement”), which this Certificate of Accredited Investor Status is attached to as Exhibit H. Certain capitalized terms used below have the meanings given to such terms in the Asset Purchase Agreement. Please complete and return this questionnaire to The Loev Law Firm, PC, the Company’s legal counsel, to the attention of David M. Loev, either by mail to 6300 West Loop South, Suite 280, Bellaire, Texas 77401, Attn: David M. Loev, by email to dloev@loevlaw.com, or by fax to (713) 920-9372. Call David M. Loev at (713) 524-4110 with questions.

FAILURE TO RETURN THE QUESTIONNAIRE MAY RESULT IN THE EXCLUSION OF YOUR NAME AND SHARES FROM THE REGISTRATION STATEMENT.

Please answer all questions. If the answer to any question is “None” or “Not Applicable,” please so state.

If there is any question about which you have any doubt, please set forth the relevant facts in your answer.

1.	Please supply your name and address below

Name:

Address:

2.	Please state the total number of currently outstanding shares of Company Common Stock and Preferred Stock that you beneficially own* (including securities acquired (or to be acquired) in connection with the closing of the Asset Purchase Agreement), the form of ownership and the date that you acquired such stock (for example only and without limitation, the name of any entity which holds Company Common Stock which you hold voting and/or dispositive control over (as well as your position with such entity (if any) and/or your ownership of such entity if such ownership provides you control over such entity) and a description of any shares held by your spouse or by your children who are minors and who live in the same household as you) and the form of ownership and the date that you acquired such stock. Include shares registered in your name individually or jointly with others and shares held in the name of a bank, broker, nominee, depository or in “street name” for your account. (DO NOT list options and warrants. See Question #3).

Selling Stockholder Questionnaire Page 1 of 7

3.	Please list any outstanding options and warrants to purchase Company Common Stock and Preferred Stock that you beneficially own*, including (i) the number of shares of Company Common Stock to be issued upon the exercise of such option or warrant, (ii) the date such option or warrant is exercisable, (iii) the expiration date and (iv) the exercise price per share of EACH such option and warrant. Please list separately all warrants acquired in the current offering.

Number of Shares Covered by Option or Warrant	Date Exercisable	Exercise Price	Expiration Date

4.	If you are a limited liability company or limited partnership, please name the managing member or general partner and each person controlling such managing member or general partner.

5.	If you are an entity, please identify the natural person(s) who exercises sole or shared voting power* and/or sole or shared investment power* with regard to the shares listed under Question #2 and Question #3 and the Securities to be acquired in connection with the closing of the Asset Purchase Agreement.

6.	Please advise whether you are a registered broker-dealer or an affiliate* thereof. If you are an affiliate of a registered broker-dealer, please explain the nature of the affiliation and disclose whether you acquired the shares in the ordinary course of business and whether at the time of the acquisition you had any plans or proposals, directly or with any other person, to distribute the shares listed under Question #2 and Question #3.

Selling Stockholder Questionnaire Page 2 of 7

7.	List below the nature of any position, office or other material relationship that you have, or have had within the past three years, with the Company or any of its predecessors or affiliates*.

8.	If you expressly wish to disclaim any beneficial ownership* of any shares listed under Question #2 for any reason in the Registration Statement, indicate below the shares and circumstances for disclaiming such beneficial ownership*.

9.	With respect to the shares that you wish to include in the Registration Statement, please list any party that has or may have secured a lien, security interest or any other claim relating to such shares, and please give a full description of such claims.

10.	Please review Appendix B “Plan of Distribution.” Please identify and describe any method of distribution, other than described in Appendix B, that you plan on using to sell your shares of the Company’s Common Stock. By signing below you agree to distribute your shares of the Company’s Common Stock as described in Appendix B and this Item 10 and to notify the Company of any plan to distribute the Company’s Common Stock that is not described in Appendix B or herein under Item 10.

Selling Stockholder Questionnaire Page 3 of 7

The undersigned hereby furnishes the foregoing information for use by the Company in connection with the preparation of the Registration Statement. The undersigned will notify The Loev Law Firm, PC, at the address specified above, in writing immediately of any changes in the foregoing answers that should be made as a result of any developments occurring prior to the time that all the shares of Common Stock of the Company are sold pursuant to the Registration Statement referred to above. Otherwise, the Company is to understand that the above information continues to be, to the best of the undersigned’s knowledge, information and belief, complete and correct.

Dated: __________________ ____ , 2016

By:
Name:
Its:

Selling Stockholder Questionnaire Page 4 of 7

APPENDIX A

To Exhibit I

CERTAIN TERMS USED IN QUESTIONNAIRE

AFFILIATE

An “affiliate” of a company is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, such company.

BENEFICIAL OWNERSHIP

A person “beneficially owns” a security if such person, directly or indirectly, has or shares voting power or investment power of such security, whether through a contract, arrangement, understanding, relationship or otherwise. A person is also the beneficial owner of a security if he has the right to acquire beneficial ownership at any time within 60 days through the exercise of any option, warrant or right, or the power to revoke a trust, discretionary account or similar arrangement.

INVESTMENT POWER

“Investment power” includes the power to dispose, or to direct the disposition of, a security.

VOTING POWER

“Voting power” includes the power to vote, or to direct the voting of, a security.

Selling Stockholder Questionnaire Page 5 of 7

APPENDIX B

To Exhibit I

PLAN OF DISTRIBUTION

We are registering for resale by the selling stockholders and certain transferees a total of _________ shares of common stock. We will not receive any of the proceeds from the sale by the selling stockholders of the shares of common stock. We will bear all fees and expenses incident to our obligation to register the shares of common stock. If the shares of common stock are sold through broker-dealers or agents, the selling stockholder will be responsible for any compensation to such broker-dealers or agents.

The selling stockholders may pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock from time to time pursuant to this prospectus.

The selling stockholders also may transfer and donate the shares of common stock in other circumstances in which case the transferees, donees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

The selling stockholders will sell their shares of common stock subject to the following:

●	all or a portion of the shares of common stock beneficially owned by the selling stockholders or their perspective pledgees, donees, transferees or successors in interest, may be sold on the over-the-counter market, any national securities exchange or quotation service on which the shares of our common stock may be listed or quoted at the time of sale, in the over-the counter market, in privately negotiated transactions, through the writing of options, whether such options are listed on an options exchange or otherwise, short sales or in a combination of such transactions;

●	each sale may be made at market price prevailing at the time of such sale, at negotiated prices, at fixed prices or at carrying prices determined at the time of sale;

●	some or all of the shares of common stock may be sold through one or more broker-dealers or agents and may involve crosses, block transactions or hedging transactions. The selling stockholders may enter into hedging transactions with broker-dealers or agents, which may in turn engage in short sales of the common stock in the course of hedging in positions they assume. The selling stockholders may also sell shares of common stock short and deliver shares of common stock to close out short positions or loan or pledge shares of common stock to broker-dealers or agents that in turn may sell such shares; and

●	in connection with such sales through one or more broker-dealers or agents, such broker-dealers or agents may receive compensation in the form of discounts, concessions or commissions from the selling stockholders and may receive commissions from the purchasers of the shares of common stock for whom they act as broker-dealer or agent or to whom they sell as principal (which discounts, concessions or commissions as to particular broker-dealers or agents may be in excess of those customary in the types of transaction involved). Any broker-dealer or agent participating in any such sale may be deemed to be an “underwriter” within the meaning of the Securities Act and will be required to deliver a copy of this prospectus to any person who purchases any share of common stock from or through such broker-dealer or agent. We have been advised that, as of the date hereof, none of the selling stockholders have made any arrangements with any broker-dealer or agent for the sale of their shares of common stock.

Selling Stockholder Questionnaire Page 6 of 7

The selling stockholder and any broker-dealer participating in the distribution of the shares of common stock may be deemed to be “underwriters” within the meaning of the Securities Act, and any profits realized by the selling stockholders and any commissions paid, or any discounts or concessions allowed to any such broker-dealer may be deemed to be underwriting commissions or discounts under the Securities Act. In addition, any shares of common stock covered by this prospectus which qualify for sale pursuant to Rule 144 may be sold under Rule 144 rather than pursuant to this prospectus. A selling stockholder may also transfer, devise or gift the shares of common stock by other means not covered in this prospectus in which case the transferee, devisee or giftee will be the selling stockholder under this prospectus.

If required at the time a particular offering of the shares of common stock is made, a prospectus supplement or, if appropriate, a post-effective amendment to the shelf registration statements of which this prospectus is a part, will be distributed which will set forth the aggregate amount of shares of common stock being offered and the terms of the offering, including the name or names of any broker-dealers or agents, any discounts, commissions or concessions allowed or reallowed or paid to broker-dealers.

Under the securities laws of some states, the shares of common stock may be sold in such states only through registered or licensed brokers or dealers. In addition, in some states the shares of common stock may not be sold unless such shares have been registered or qualified for sale in such state or an exemption from registration or qualification is available and is complied with. There can be no assurance that any selling stockholder will sell any or all of the shares of common stock registered pursuant to the shelf registration statement, of which this prospectus forms a part.

The selling stockholders and any other person participating in such distribution will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including, without limitation, Regulation M of the Exchange Act, which may limit the timing of purchases and sales of any of the shares of common stock by the selling stockholders and any other participating person. Regulation M may also restrict the ability of any person engaged in the distribution of the shares of common stock to engage in market-making activities with respect to the shares of common stock. All of the foregoing may affect the marketability of the shares of common stock and the ability of any person or entity to engage in market-making activities with respect to the shares of common stock.

We will bear all expenses of the registration of the shares of common stock including, without limitation, Securities and Exchange Commission filing fees and expenses of compliance with the state securities of “blue sky” laws. The selling stockholders will pay all underwriting discounts and selling commissions and expenses, brokerage fees and transfer taxes, as well as the fees and disbursements of counsel to and experts for the selling stockholders, if any. We will indemnify the selling stockholders against certain liabilities, including some liabilities under the Securities Act or the selling stockholder will be entitled to contribution. We will be indemnified by the selling stockholders against civil liabilities, including liabilities under the Securities Act that may arise from any written information furnished to us by the selling stockholders for use in this prospectus, in accordance with the related securities purchase agreement or will be entitled to contribution. Once sold under this registration statement, of which this prospectus forms a part, the shares of common stock will be freely tradable in the hands of persons other than our affiliates.

Selling Stockholder Questionnaire

Annex A-2

Annex B

Fairness Opinion and Consent of Canaccord Genuity

March 11, 2016

Lucas Energy, Inc.

450 Gears Road, Suite 780

Houston, Texas 77067

We hereby consent to the use of our opinion letter dated December 30, 2015 to the Board of Directors of Lucas Energy, Inc. included in the proxy statement of Lucas Energy, Inc., and to the description of such opinion and the references to our name contained in such proxy statement. In giving such consent, we do not admit that we come within the category of persons whose consent is required under Section 7 of the Securities Act of 1933, as amended (the “Securities Act”), or the rules and regulations promulgated thereunder, nor do we admit that we are experts with respect to any part of such Registration Statement within the meaning of the term “experts” as used in the Securities Act or the rules and regulations promulgated thereunder.

Very truly yours,

/s/ Canaccord Genuity Inc.
Canaccord Genuity Inc.

Canaccord Genuity Inc. 350 Madison Avenue New York, New York 10017

December 30, 2015

Lucas Energy, Inc.

450 Gears Rd., Suite 780

Houston, TX 77067

Gentlemen:

You have requested our opinion (the “Fairness Opinion”) as to the fairness, from a financial point of view, to Lucas Energy, Inc., a Nevada corporation (“Lucas” or the “Company”) of the Consideration (as defined below) to be paid by Lucas to acquire certain assets (the “Transaction”) pursuant to that certain Asset Purchase Agreement (the “Agreement”) to be entered into by the Company, as purchaser, and twenty-one separate sellers named therein (the “Sellers”), and Segundo Resources, LLC, as a Seller and as representative of the Sellers (“Segundo”). The Agreement provides that Lucas will acquire assets (the “Assets”) consisting of certain producing properties and undeveloped acreage in Texas and Oklahoma as set forth specifically in the Agreement, for total consideration of $80,697,710, prior to any purchase price adjustments, consisting of $4,975,000 in cash (the “Cash Consideration”), 13,009,664 shares of newly issued shares of Lucas Common Stock which the parties have agreed shall be valued at $30,572,710 (the “Stock Consideration”), 552,000 of newly issued shares of redeemable convertible Preferred Stock of Lucas, with a face value of $13,800,000 (the “Preferred Consideration”), and the assumption of $31,350,000 of seller debt (the “Debt Consideration”, and, collectively with the Cash Consideration, the Stock Consideration and the Debt Consideration, the “Consideration”).

Canaccord Genuity Inc. (“Canaccord Genuity”), as part of its investment banking activities, is regularly engaged in the valuation of businesses and their securities in connection with mergers and acquisitions, negotiated underwritings, secondary distributions of listed and unlisted securities, private placements and valuations for corporate and other purposes. In the ordinary course of business, we and our affiliates may acquire, hold or sell, for our and our affiliates own accounts and the accounts of customers, equity, debt and other securities and financial instruments (including bank loans and other obligations) of Lucas, any Seller, certain of their respective affiliates and any other company that may be involved in the Transaction, as well as provide investment banking and other financial services to such companies. We have been engaged to serve as financial advisor to Lucas solely in connection with the delivery of this Fairness Opinion, and will receive a fee for our services, upon delivery of this Fairness Opinion. This fee is not contingent upon the successful completion of the Transaction.

In developing our Fairness Opinion, we have, among other things:

(i)	reviewed certain publicly available business and financial information relating to the Company;

(ii)	analyzed certain internal financial statements and other business and financial information, including certain projected financial and operating data concerning the Company provided to us by Company management;

(iii)	analyzed certain internal financial statements and other business and financial information, including certain projected financial and operating data concerning the Assets provided to us by senior management of the Company;

(iv)	conducted discussions with members of senior management of the Company regarding past and current operations and financial condition and the prospects of the Company and the Assets;

LUCAS ENERGY, INC.

December 30, 2015

(v)	compared the projected results of operations of Segundo with those of certain publicly traded companies we deemed to be relevant and comparable to each the Company and the Assets;

(vi)	reviewed an engineering report dated December 1, 2015, provided by the Company with respect to the proved developed reserves of the Assets

(vii)	compared the financial terms of the Transaction with the financial terms of certain other acquisitions we deemed to be relevant and comparable to the Transaction;

(viii)	reviewed estimated synergies provided to us by the Company and considered the potential pro forma financial impact of the transaction on the consolidated entity;

(ix)	reviewed the terms of the Agreement in substantially final form provided to us on December 30, 2015, the exhibits thereto and certain related agreements furnished to us by the Company which, for purposes of this Fairness Opinion, we have assumed, with your permission to be identical in all material respects to the agreements to be executed; and

(x)	reviewed such other financial studies and analyses, performed such other investigations, and took into account such other matters as we deemed necessary, including an assessment of general economic, market and monetary conditions.

In connection with our review and arriving at our Fairness Opinion, we have not independently verified any of the foregoing information, have relied on such information, have assumed that all such information is complete and accurate in all material respects, and have relied on assurances of management that they are not aware of any facts that would make such information misleading. With respect to the internal financial forecasts and other forward-looking financial information reviewed, we have assumed that they have been reasonably prepared on bases reflecting the best currently available estimates and judgments of each Segundo management and Company management. We have also assumed that the Transaction will be consummated upon the terms set forth in the Agreement, without waiver, modification or amendment of any material term, condition or agreement therein. We have also assumed that, in the course of obtaining necessary regulatory and third party approvals and consents for the Transaction, no modification, delay, limitation, restriction or conditions will be imposed that will have an adverse effect on the Company, Segundo, any Seller, the Assets or the contemplated benefits of the Transaction.

This Fairness Opinion has been approved by a fairness committee of Canaccord Genuity in accordance with FINRA Rule 5150. Our Fairness Opinion is rendered on the basis of securities, economic and market conditions prevailing as of the date hereof and on the prospects, financial and otherwise, of the Company, and the Assets, known to us as of the date hereof. It should be understood that (i) subsequent developments may affect the conclusions expressed in this Fairness Opinion if this Fairness Opinion were rendered as of a later date, and (ii) Canaccord Genuity disclaims any obligation to advise any person of any change in any manner affecting this Fairness Opinion that may come to our attention after the date of this Fairness Opinion. We have not undertaken to reaffirm or revise this Fairness Opinion or otherwise comment upon any events occurring after the date hereof and do not have any obligation to update, revise or reaffirm this Fairness Opinion. We have not been requested to conduct and we have not conducted, nor have we relied upon, any independent valuation or appraisal of any of the assets of the Company or the Assets. We also have not evaluated the solvency of any party to the Agreement under any state or federal laws, rules or regulations relating to bankruptcy, insolvency or similar matters. In addition, we have assumed, with your consent, that any material liabilities (contingent or otherwise, known or unknown) of the Company or Segundo are as set forth in the financial statements of the Company and Segundo provided to us.

This Fairness Opinion is limited to the fairness, from a financial point of view, to the Company of the Consideration to be paid by the Company in the Transaction, and we express no opinion as to the fairness of the Transaction to the holders of any class of securities, creditors or other constituencies of the Company. Our Fairness Opinion does not address the relative merits of the Transaction as compared to other business strategies or transactions that might be available to the Company, nor does it address the underlying business decision of the Company to proceed with the Transaction. We also note that we are not legal, accounting, regulatory or tax experts and have relied on the assessments made by the Company and its advisors with respect to such matters. We have not considered, and we express no opinion as to, the fairness of the amount or nature of the compensation to any of the Company’s officers, directors or employees, or class of such persons, relative to the consideration to be received by the Company in the Transaction.

It is agreed between the Board of Directors and Canaccord Genuity that this Fairness Opinion, as set forth in this letter form, is directed to and for the information of the Board of Directors of the Company only (in its capacity as such) in connection with its evaluation of the Transaction and does not constitute advice or a recommendation to any stockholder as to how such stockholder should vote their shares of Lucas Common Stock with respect to any matter related to the Transaction or how such stockholder should otherwise act on any matter relating to the proposed Transaction.

Based upon and subject to the foregoing, it is our opinion that, as of the date hereof, the Consideration to be paid by the Company in the Transaction is fair, from a financial point of view, to the Company.

Sincerely,

CANACCORD GENUITY INC.

Annex B

Annex C

Securities Purchase Agreement (Debenture)

This Securities Purchase Agreement (“Agreement”) is made and entered into on April 6, 2016 (“Effective Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.          The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $5 million in Securities of Company, including a Debenture which is convertible into shares of Common Stock at $3.25 per share, and a Warrant to purchase shares of Common Stock at a strike price of $3.25 per share; and

B.          The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Regulation S and Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.            Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.           Purchase and Sale.

A.          Debenture. Subject to the terms and conditions herein and the satisfaction of the conditions to Closing set forth below, Investor hereby irrevocably agrees to purchase a $530,000.00 face amount Debenture at a 5.0% original issue discount (“OID”) for the sum of $500,000.00 (“Purchase Amount”).

B.          Deliveries. The following documents will be fully executed and delivered at the Closing:

1.          Redeemable Convertible Subordinated Debenture (“Debenture”), in the form attached hereto as Exhibit 2;

2.          Transfer Agent Instructions, in the form attached hereto as Exhibit 3;

3.          Legal Opinion, in the form mutually agreed prior to the Effective Date;

4.          Officer’s Certificate, in the form attached hereto as Exhibit 4;

5.          Secretary’s Certificate, in the form attached hereto as Exhibit 5; and

6.          Common Stock Purchase Warrant (“Warrant”), in the form attached hereto as Exhibit 6.

C.          Closing Conditions. The consummation of the transactions contemplated by this Agreement (“Closing”) is subject to the satisfaction of each of the following conditions:

1.          All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.          The Common Stock is listed for and currently trading on the same or higher Trading Market and, subject to Section IV.L below, Company is in compliance with all requirements to maintain listing on the Trading Market, and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market;

3.          The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.          No material breach or default has occurred under any Transaction Document or any other agreement between Company and Investor;

5.          Company has the number of duly authorized shares of Common Stock reserved for issuance as required pursuant to the terms of this Agreement;

6.          There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending or, to Company’s knowledge, threatened or contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading or resale of the Conversion Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending or, to Company’s knowledge, threatened or contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement;

7.          Company will have received preliminary approval from NYSE MKT to list the Conversion Shares; and

8.          Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing.

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D.          Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase the Debenture by payment to Company of $500,000.00 in cash, by wire transfer of immediately available funds to an account designated by Company.

III.         Representations and Warranties.

A.          Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.          Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing (where such concept is applicable) under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing (where such concept is applicable) as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to Company’s knowledge, threatened or contemplated proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

2.          Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

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3.          No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Securities and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation completed, pending or, to Company’s knowledge, threatened or contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the sale, issuance, listing, trading or resale of the Conversion Shares on the Trading Market hereunder. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

5.          Filings, Consents and Approvals. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.          Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. Company has reserved and will continue to reserve from its duly authorized capital stock sufficient shares of its Common Stock for issuance pursuant to the Transaction Documents.

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7.          Disclosure; Non-Public Information. Company will timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which has been provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except for information that will be included in the Current Report, (a) neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto, (b) no information contained in the Disclosure Schedules constitutes material non-public information and (c) there is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.          No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions other than Approval, including, without limitation, under the rules and regulations of the Trading Market.

9.          Financial Condition. The Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

10.        Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.        Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.        Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

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               a.          Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

               b.          Investor does not make or has not made any representations, warranties or agreements with respect to the Securities, this Agreement, or the transactions contemplated hereby other than those specifically set forth in Section III.C below;

c.          The conversion of the Debenture, exercise of the Warrant, and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement, the Debenture and Warrant is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

               d.          Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Securities.

13.          No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

14.          Offshore Transaction. Company has not, and will not, engage in any directed selling efforts in the United States in respect of the Securities. Company is offering and selling the Securities only to Investor, in compliance with the offering restriction requirements of Regulation S.

B.          Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

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1.          Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Debenture, the Warrant and the issuance of Conversion Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Securities will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Securities, other than Approval. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.          Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

3.          Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.          Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

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5.          Litigation. There is no Action completed, pending or, to Company’s knowledge, threatened or contemplated, which would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending, and to Company’s knowledge, there is not threatened or contemplated, any investigation by the Commission involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.          No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

7.          Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.          Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.          Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

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10.         Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.         Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

12.         Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13.         Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

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14.         Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.         Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.         Registration Rights. No Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.         Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

17.          Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Conversion Shares and Investor’s ownership of the Conversion Shares.

18.          Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

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19.          Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

20.          Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

21.          No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

22.          Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

23.          Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

24.          Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

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C.          Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.          Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.          Investor Status. At the time Investor was offered the Securities, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof; and (c) not a U.S. Person and not acquiring the Securities for the account or beneficial ownership of any U.S. Person.

3.          Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

4.          Ownership. Investor is acquiring the Debenture and Warrant as principal for its own account. Investor will not engage in hedging transactions with regard to the Securities unless in compliance with the Act. Investor will not resell, transfer or assign the Debenture or Warrant, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

5.          No Short Sales. Neither Investor nor any Affiliate (a) currently holds any short position in the Common Stock, (b) has ever engaged in any Short Sales of the Common Stock, (c) has engaged in any hedging transactions with regard to the Common Stock prior to the Effective Date, or (d) has traded any securities of Company within 30 days prior to the Effective Date.

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IV.          Securities and Other Provisions.

A.          Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.          Furnishing of Information. As long as Investor owns any Securities, Company will timely file all reports required to be filed by Company after the Effective Date pursuant to the Exchange Act. As long as Investor owns any Securities, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Securities, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.          Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Securities to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction, unless stockholder approval is obtained before the closing of such subsequent transaction.

D.          Disclosure and Publicity. Company will provide to Investor for review and approval prior to issuing any current report, press release, public statement or communication with respect to the transactions contemplated hereby.

E.          Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving the Securities under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

F.          No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe will constitute material non-public information after Closing. On and after Closing, neither Investor nor any Affiliate of Investor will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

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G.          Indemnification of Investor.

1.          Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.          Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

3.          Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Securities under this Agreement.

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H.          Reservation of Shares. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.          Activity Restrictions. For so long as Investor or any of its Affiliates holds any Securities, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, attend or be present at a shareholder meeting for purposes of determining a quorum, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

J.          No Shorting. Provided no Trigger Event under Sections I.H.(1), (6), (7), (8), (9), (10) or (14) of the Debenture has occurred, for so long as Investor holds any securities of Company, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion.

K.          Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

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L.          Subsequent Financings. Until at least 60 days after the Registration Statement is declared effective, Company will not issue or enter into an agreement to issue any shares of Common Stock, except as provided in subsections (a), (b), (c)(i), (c)(iii), (c)(v) or (c)(vi) below. Until at least 6 months after the entire Debenture and Warrant have been converted, redeemed or exercised, Company will not (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company, (2) enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued (i) at a discount, (ii) at a variable price, or (iii) where the price or number of shares are subject to any type of variability or reset feature. Notwithstanding the preceding sentence, Company may enter into any financing: (a) with Investor; (b) for non-convertible debt with no equity component; or (c) issuing Common Stock or Common Stock equivalents at a fixed price (i) upon the exercise or exchange or conversion of any securities issued and outstanding on, and not amended or modified after, the Effective Date, (ii) in an underwritten public offering that does not include warrants and generates gross proceeds of at least $10 million, (iii) up to $250,000 per month in private placements of securities that are restricted for at least 6 months after issuance; (iv) in exchange for services pursuant to existing qualified incentive stock option plans, or pursuant to new plans duly adopted by the Board of Directors of the Company if the securities are restricted for at least 6 months after issuance, including options or other awards, to Company employees, officers, directors, or individual independent contractors specifically engaged in the operations or management of oil and gas field related activity and specifically excluding corporate contractors and general and administrative service providers, (v) as consideration for acquisitions, mergers, consolidations or strategic transactions, including licensing and partnering agreements, or purchase of all or substantially all of the securities or assets of another entity, or (vi) as consideration for an equipment loan or leasing arrangement, real property leasing arrangement, or debt financing, from a licensed commercial bank; provided however, with regard to any of the foregoing set forth in clauses (iv) through (vi), that (1) the primary purpose of such issuance is not to raise capital, (2) the purchasers or acquirers of the securities in such issuance do not include Company or any of its Subsidiaries and solely consists of either (w) the individuals actually providing the services, (x) the actual participants in such strategic alliance or strategic partnership, (y) the actual owners of such assets or securities acquired in such acquisition or merger or (z) the stockholders, partners or members of the foregoing Persons, (3) the number or amount of securities issued to such Person by the Company shall not be disproportionate to such Person’s actual participation in such strategic alliance or strategic partnership or ownership of such assets or securities to be acquired by the Company, or the value of services provided to the Company, as applicable, and (4) none of such Persons are an entity whose primary business is investing in securities, unless such entity has more than $1 billion in assets under management.

M.          Approval. Company will file a preliminary proxy statement within 30 days of the Effective Date, and use its commercially reasonable best efforts to obtain stockholder approval of this Agreement, the Debenture, the Warrant, and the issuance of the Conversion Shares, in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”) as soon as practicable after the Effective Date. Company, its board of directors, and each of its directors will vote all proxies given to them in favor of Approval.

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N.          Principal Market. Company has submitted any necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE MKT and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as practicable.

O.          Restrictive Legend. The Securities have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issue electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

P.          Warrant Exercise. Upon automatic exercise pursuant to Section I.B. of the Warrant, Investor will pay Company the Purchase Price for the Warrant by wire transfer of immediately available funds.

V.          Registration Statement.

A.          Filing.

1.          Company will at its sole cost and expense prepare and file with the Commission as promptly as practicable after the Effective Date, and in any event within 30 days, a Registration Statement (“Registration Statement”) on Form S-3 or, if Form S-3 is unavailable, Form S-1, registering the delayed and continuous resale of all Conversion Shares pursuant to Rule 415 under the Act, and will use reasonable best efforts to cause such Registration Statement to be declared effective under the Act as promptly as practicable, and to remain continuously effective until all Conversion Shares may be resold by Investor pursuant to Rule 144 without volume restrictions, manner-of-sale restrictions, or Company being in compliance with any current public information requirement (the “Registration Period”).

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2.          If Company breaches its obligations under the preceding paragraph, it will file a Registration Statement as soon as practicable, but such obligation and filing will not operate to cure or excuse such breach. If at any time after the initial registration Statement is filed on Form S-3 or Form S-1, the Registration Statement does not remain effective, Company will use reasonable best efforts to amend the Registration Statement to continue effectiveness uninterrupted.

3.          Notwithstanding the foregoing registration obligations, if the Commission informs the Company that all of the Conversion Shares cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission, covering the maximum number of Conversion Shares permitted to be registered by the Commission, to register for resale the Conversion Shares as a secondary offering; provided, however, that prior to filing such amendment, the Company will use reasonably diligent efforts to advocate with the Commission for the registration of all of the Conversion Shares in accordance with Commission guidance.

B.          Procedures. In connection with the Registration Statement, Company will, as soon as reasonably practicable:

1.          Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading in any material respect, and as may otherwise be required or applicable under, and to comply with the provisions of, the Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the Registration Period.

2.          Furnish to Investor such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Act, and such other documents as Investor may reasonably request in order to facilitate the disposition of Conversion Shares owned by it.

3.          Notify Investor: (a) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (b) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event will any such notice contain any information which would constitute material, non-public information regarding the Company.

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4.          Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

5.          Incorporate in a Prospectus supplement or post-effective amendment such information as Investor reasonably requests be included therein regarding Investor or the plan of distribution of the Conversion Shares; and make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any action pursuant to this paragraph that would violate applicable law.

6.          Whenever necessary, prepare and deliver to Investor any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.          Use reasonable best efforts to cause all Conversion Shares to be listed on the Trading Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

8.          Fully cooperate with the Transfer Agent, Investor and its brokers to facilitate the timely clearing and delivery of Conversion Shares to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as Investor may reasonably request, including timely completion and delivery of all forms, documents and instruments requested by the Transfer Agent or any broker.

VI.          General Provisions.

A.          Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

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B.          Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.          No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G,, a person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.          Fees and Expenses. Company has paid a flat rate documentation fee of $10,000 to Investor’s counsel incurred in connection with drafting this Agreement and the other Transaction Documents. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale, issuance and delivery of the Securities to Investor.

E.          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.          Replacement of Certificates. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

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G.          Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the Cayman Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.          Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in the U.S. District Court for the District of Nevada or the Middle District of Florida in addition to, in lieu of, or in aid of arbitration.

I.          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges that the rights and benefits of Investor pursuant to Section I.G.1. of the Debenture are unique and that no adequate remedy exists at law if Company breaches or fails timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any appeal by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

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J.          Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

L.          Time of the Essence. Time is of the essence with respect to all provisions of this Agreement.

M.         Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Securities until the entire Debenture and Warrant issued to Investor have been converted, redeemed or exercised. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.          Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

O.          Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

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Q.          Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

LUCAS ENERGY, INC.

By:

Name:

Title:

Investor:

___________________________________

Investor Name

By:

Name:

Title:

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Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Securities Purchase Agreement.

“Approval” has the meaning set forth in Section IV.M.

“Acquisition” has the meaning set forth in the Debenture.

“CATI” means CATI Operating LLC, a Texas limited liability company.

“Closing” has the meaning set forth in Section II.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Debenture or Warrant, including Common Stock that must be issued upon conversion of the face amount of the Debenture or exercise of the Warrant, and Common Stock that must or may be issued in payment of any Interest or Conversion Premium payable under the terms of the Debenture.

“Debenture” has the meaning set forth in Section II.B.1.

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

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“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Indebtedness does not include any of the foregoing set forth in clauses (a) through (c) with respect to CATI.

“Intellectual Property Rights” has the meaning set forth in Section III.B.11.

“Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws). Liens do not include any of the foregoing set forth in clauses (a) and (b) with respect to CATI.

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (d) the sale, issuance, registration, listing and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.9.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Public Reports” includes all reports filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

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“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Registration Statement” includes a then valid, current and effective Registration Statement registering all Conversion Shares for resale, including the prospectus therein, amendments and supplements to such Registration Statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and any information contained or incorporated by reference in a prospectus filed with the Commission in connection with the Registration Statement, to the extent such information is deemed under the Act to be part of any registration statement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Regulation S” means Regulation S under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Securities” include the Debenture, Warrant and Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Debenture.

“Transaction Documents” means this Agreement, the Debenture, the Warrant, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“Transfer Agent Instructions” has the meaning set forth in Section II.B.2.

“U.S. Person” has the meaning set forth in Regulation S.

“Warrant” has the meaning set forth in Section II.B.6.

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Exhibit 2

Form of Debenture

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

LUCAS ENERGY, INC.

REDEEMABLE CONVERTIBLE SUBORDINATED DEBENTURE

$530,000.00	Issuance Date: April 6, 2016

FOR VALUE RECEIVED, Lucas Energy, Inc., a Nevada corporation (“Company”), promises to pay to the order of ____________________ (“Investor”), the principal sum of US $530,000.00 (“Face Value”), together with interest thereon, as follows:

I.          Terms of Debenture.

A.          Debenture. This Redeemable Convertible Subordinated Debenture (“Debenture”) is issued pursuant to that certain Securities Purchase Agreement (“Agreement”) of even date herewith. Capitalized terms not otherwise defined herein will have the meanings defined in the Agreement.

B.          Ranking and Voting.

1.          Ranking. The Debenture will, with respect to rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Company’s Common Stock, $0.001 par value per share (“Common Stock”), (b) senior to all existing and future series of the Company’s Preferred Stock, $0.001 par value per share (“Preferred Stock”); and (c) junior to all existing and future indebtedness of the Company.

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2.          No Voting. Except as required by applicable law, the holders of this Debenture will have no right to vote on any matters, questions or proceedings of this Company including, without limitation, the election of directors.

C.          Interest.

1.          Commencing on the date of the issuance of this Debenture (“Issuance Date”), this Debenture will accrue interest (“Interest”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Debenture (“Interest Rate”), of the Face Value. Interest will be payable with respect to any part of this Debenture upon any of the following: (a) upon redemption of such part in accordance with Section I.F; and (b) upon conversion of such part in accordance with Section I.G.

2.          Interest, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Company’s sole and absolute discretion, immediately in cash; or (b) if Company notifies Investor it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Investor, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Debenture will be paid by wire transfer of immediately available funds to an account designated by Investor.

D.          Protective Provision.

1.          A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Company is a constituent party or a subsidiary of the Company is a constituent party and the Company issues shares of its capital stock pursuant to such merger or consolidation, except (i) any such merger or consolidation involving the Company or a subsidiary in which the Company is the surviving or resulting corporation, (ii) any merger effected exclusively to change the domicile of the Company, (iii) any transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain more than 50% of the total voting power of such surviving entity, or (iv) the Acquisition; (b) Company issues convertible or equity securities that are senior to the Debenture in any respect, (c) Investor does not receive the number of Conversion Shares stated in a Delivery Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 10 or more consecutive trading days; (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Company or any subsidiary of the Company of all or substantially all the assets of the Company and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Company if substantially all of the assets of the Company and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Company.

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3.          The Company will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that no consideration will be payable to the stockholders of the Company until after payment to Investor in accordance with Section I.E, and the required amount is paid to Investor prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

E.          Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, prior to any distribution or payment made to the holders of Common Stock or Preferred Stock by reason of their ownership thereof, Investor will be entitled to be paid out of the assets of the Company available for distribution an amount with respect to this Debenture equal to the outstanding Face Value balance, plus an amount equal to any accrued but unpaid Interest thereon (collectively with the outstanding Face Value balance, the “Liquidation Value”).

F.          Redemption.

1.          Company’s Redemption Option. On the Interest Maturity Date, the Company may redeem all or any part of this Debenture by paying Investor in cash an amount per share equal to 100% of the Liquidation Value for the portion redeemed.

2.          Early Redemption. Prior to the Interest Maturity Date, provided that no Trigger Event has occurred, the Company will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of this Debenture then outstanding by paying Investor in cash an amount per portion of Debenture (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value of the portion redeemed, plus (b) the Conversion Premium for the portion redeemed, minus (c) any Interest that has been paid, for the portion of the Debenture redeemed.

3.          Credit Risk Adjustment.

             a.          The Interest Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

             b.          The Interest Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Interest Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

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             c.          The adjusted Interest Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Interest, as applicable, and the amount of Interest owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

4.          Mandatory Redemption. If the Company determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem this entire Debenture for cash, by wire transfer of immediately available funds to an account designated by Investor, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Interest Maturity Date, or at the Liquidation Value if the event is on or after the Interest Maturity Date.

5.          Mechanics of Redemption. In order to redeem all or any portion of the Debenture then outstanding, the Company must deliver written notice (each, a “Redemption Notice”) to Investor setting forth (a) the portion of this Debenture that the Company is redeeming, (b) the applicable Interest Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Investor’s rights under Section I.G until after receipt of cash payment by Investor at the required time.

G.          Conversion.

1.          Mechanics of Conversion.

a.          All or any portion of this Debenture may be converted into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Investor or, subject to the terms and conditions hereof, the Company; (i) if at the option of Investor, by delivery of one or more written notices to the Company or its transfer agent (each, a “Investor Conversion Notice”), of the Investor’s election to convert any or all of this Debenture; or (ii) if at the option of the Company, if the Equity Conditions are met, delivery of written notice to Investor (each, a “Company Conversion Notice,” with the Investor Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Company’s election to convert any or all of this Debenture.

b.          Each Delivery Notice will set forth the amount of Debenture being converted, the minimum number of Conversion Shares and the amount of Interest and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

b.          If the Company notifies Investor by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Interest or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Interest and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

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c.          As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Company will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Investor, and to the Company’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Company is approved through The Depository Trust Company (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Investor’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Company is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Investor or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Company will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

d.          If during the Measurement Period the Investor is entitled to receive additional Conversion Shares with regard to an Initial Notice, Investor may at any time deliver one or more additional written notices to the Company or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.          If the Company for any reason does not issue or cause to be issued to the Investor within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Investor, as liquidated damages and not as a penalty, the Company will pay in cash to the Investor on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Investor on a timely basis and to which the Investor is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Company should have issued such shares to the Investor and the actual date of receipt of Conversion Shares by Investor. It is intended that the foregoing will serve to reasonably compensate Investor for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Investor to prove.

f.          Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Company’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Company’s obligations under these sections; and under no circumstances may the Company seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Investor.

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g.          If for any reason whatsoever Investor does not timely receive the number of Conversion Shares stated in any Delivery Notice, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Company and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Investor, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Company may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of this Debenture, but rather the Company will issue to Investor scrip or warrants registered on the books of the Company (certificated or uncertificated) which will entitle Investor to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Investor will not be required to deliver the original Debenture in order to effect a conversion hereunder. The Company will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.          Investor Conversion. In the event of a conversion of any portion of Debenture pursuant to an Investor Conversion Notice, the Company will (a) satisfy the payment of Interest and Conversion Premium with respect to the portion converted as provided in Section I.C.2, and (b) issue to Investor a number of Conversion Shares equal to (i) the Face Value of the portion converted divided by (ii) the applicable Conversion Price with respect to such portion of the Debenture; all in accordance with the procedures set forth in Section I.G.1.

3.          Company Conversion. Company will have the right to send Investor a Company Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Company Conversion Notice is given. Upon any conversion of any portion of this Debenture pursuant to a Company Conversion Notice, Company will on the date of such notice (a) satisfy the payment of Interest and Conversion Premium with respect to the portion converted as provided in Section I.C.2, and (b) issue to Investor a number of Conversion Shares equal to (i) the Face Value of the portion converted divided by (ii) the applicable Conversion Price with respect to such portion of the Debenture; all in accordance with the procedures set forth in Section I.G.1.

4.          Stock Splits. If the Company at any time on or after the filing of this Debenture subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Company at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

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5.           Notices. The holders of shares of Debenture are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

6.           Definitions. The following terms will have the following meanings:

a.          “Adjustment Factor” means $0.10 per share of Common Stock.

b.          “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

c.          “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.          “Conversion Premium” for each portion of Debenture means the Face Value, multiplied by the product of (i) the applicable Interest Rate, and (ii) the number of whole years between the Issuance Date and the Interest Maturity Date.

e.          “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.          “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Debenture.

g.          “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Company has delivered Conversion Shares upon all conversions or redemptions of the Debenture in accordance with their terms to the Investor on a timely basis; (iii) the Company will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Debenture without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Investor is entitled have been timely received into Investor’s designated account in electronic form fully cleared for trading; (vi) the Company otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50; and (viii) no Trigger Event will have occurred.

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h.          “Interest Maturity Date” means the date that is 7 years after the Issuance Date.

i.           “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Investor’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Debenture.

k.          “Maximum Triggering Level” means $3.75 per share of Common Stock.

l.           “Minimum Triggering Level” means $2.75 per share of Common Stock.

m.          “Spread Adjustment” means 100 basis points.

n.           “Securities Purchase Agreement” means the Securities Purchase Agreement or other agreement pursuant to which the Debenture is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

o.          “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

p.          “Trading Market” means the NYSE MKT or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

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7.          Issuance Limitations.

            a.          Beneficial Ownership. Notwithstanding any other provision, at no time may the Company issue shares of Common Stock to Investor which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Investor, would result in Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Company. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Investor exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Investor or the Company.

            b.          Principal Market Regulation. Company will not issue any Conversion Shares under this Debenture, the Warrant issued to Holder on the Issuance Date, the Stock Purchase Agreement with Investor dated the Issuance Date, the Series B Preferred Stock or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE MKT rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”).

8.       Automatic Conversion. On the earlier of (a) the Interest Maturity Date, or (b) the last to occur of (i) the Acquisition and (ii) the date on which all Equity Conditions (without regard to any Measurement Period) are met, the entire remaining outstanding Debenture will automatically be converted into shares of Common Stock.

H.          Trigger Event.

1.          Any occurrence of any one or more of the following will constitute a “Trigger Event”:

              (a)          Investor does not timely receive the number of Conversion Shares stated in any Conversion Notice under this Warrant or any other agreement with Investor for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Company or Investor provides a legal opinion that shares may be issued without restrictive legend;

              (b)          Any violation of or failure to timely perform any covenant or provision of this Debenture, the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

              (c)          Any violation of or failure to perform any covenant or provision of this Debenture, the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

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              (d)          Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

              (e)          The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Company or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

              (f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Investor sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

              (g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

              (h)           The Company notifies Investor, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice under this Warrant or any other agreement with Investor, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Investor;

              (i)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Company or any subsidiary other than CATI and, if instituted against the Company or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

              (j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Company or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

              (k)          A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

              (l)          The Company does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

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              (m)          Any regulatory, administrative or enforcement proceeding is initiated against Company or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

              (n)          Any material provision of this Debenture will at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Company or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any subsidiary denies that it has any liability or obligation purported to be created under this Debenture.

2.          It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Investor for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Investor to prove.

II.          General.

A.          Notices. Any and all notices to the Company will be addressed to the Company’s Chief Executive Officer at the Company’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Company to any Investor hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Investor at the electronic mail, facsimile telephone number or address of such Investor appearing on the books of the Company, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Investor. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

B.          Lost or Mutilated Debenture. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of Investor will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Debenture, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to Company (provided that if Investor is a financial institution or institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, Company will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

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C.          Headings. The headings contained herein are for convenience only, do not constitute a part of this Debenture and will not be deemed to limit or affect any of the provisions hereof.

D.          Choice of Law. This Debenture will be governed by the laws of the State of Nevada.

E.          No Transfer of Debenture. This Debenture is non-transferable and may not be sold, transferred or assigned by Investor

IN WITNESS WHEREOF, the undersigned have executed this Debenture as of the date first set forth above.

Signed:
Name:
Title:	Chief Executive Officer

Signed:
Name:
Title:	Chief Financial Officer

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Exhibit 3

Form of Transfer Agent Instructions

[Letterhead of Company]

April 6, 2016

ClearTrust, LLC

16540 Pointe Village Drive #206

Lutz, FL 33558

Re:        Lucas Energy, Inc.

Ladies and Gentlemen:

In accordance with the Securities Purchase Agreement (“Agreement”), dated April 6, 2016, by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and ____________________ (“Investor”), pursuant to which Company is required to reserve, issue and deliver shares (“Shares”) of Company’s Common Stock (“Common Stock”) upon conversion of the Debenture and exercise of the Warrant purchased by Investor, this will serve as our irrevocable, absolute and unconditional instruction, authorization and direction to you to (a) immediately reserve 500,000 Shares for issuance to Investor, (b) upon receipt of written notice, from either Company or from Investor with a copy to Company, reserve any additional Shares requested to be reserved by either Company or Investor, and (c) whenever either Company or Investor delivers written instructions to you with a copy of a Delivery Notice, immediately issue the Shares requested by either Company or Investor. Capitalized terms used herein without definition will have the respective meanings ascribed to them in the Agreement.

The Shares will remain in the created reserve until the earlier of their issuance or such date as both Investor and Company provide written instructions that the Shares or any part of them may be taken out of the reserve and will no longer be subject to the terms of these instructions.

Upon your receipt of an instruction from either Company or Investor, you are to process the instruction without delay in accordance with your Routine or Rush procedures, as specified, and use your commercially reasonable best efforts to issue and make available for delivery to Investor the number of Shares set forth in the Delivery Notice as soon as reasonably practicable, and in any event within 3 trading days after receipt of the conversion notice, either: (a) only if you receive written notice that the Registration Statement is not effective and neither Company nor Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing a restrictive legend; (b) only if Company is not approved through DTC, and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend; or (c) if Company is DTC eligible and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by issuing pursuant to the DTC Fast Automated Securities Transfer (FAST) Program, crediting to Investor’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system, and notifying Investor to cause its bank or broker to initiate the transaction through the DWAC system.

Company and Investor understand that in order to issue unrestricted stock ClearTrust LLC will need to be able to verify on www.sec.gov that a valid registration of the shares is available. If a registration is not effective the following items will be required to issue unrestricted shares pursuant an exemption to registration: (a) an opinion of counsel of Company or Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and reasonably satisfactory to the transfer agent in accordance with standard industry custom and practice), (b) a seller’s representation letter, (c) a copy of the Debenture or Warrant, and (d) proof of payment of payment for the security.

Company hereby confirms that the Shares should not be subject to any stop-transfer restrictions and will otherwise be freely transferable on the books and records of Company, and if the Shares are certificated, the certificates will not bear any legend restricting transfer of the Shares represented thereby, if a legal opinion is provided as set forth in the preceding paragraph.

Company hereby confirms that no instructions other than as contemplated herein will or may be given to you by Company with respect to the Shares. Company may not instruct you to disregard any reserve or Delivery Notice and you may not do so. You are to comply promptly with any Delivery Notice or share reservation notice received from Investor, notwithstanding any contrary instructions from Company.

Company will not replace you as Company’s transfer agent, until a reputable registered transfer agent has agreed in writing to serve as Company’s transfer agent and to be bound by all terms and conditions of this letter agreement. In the event that you resign as Company’s transfer agent, Company will engage a suitable replacement reputable registered transfer agent that will agree to serve as transfer agent for Company and be bound by the terms and conditions of these irrevocable instructions as soon as practicable and in any event within 3 Trading Days. You may not disclose any information, deliver any documents, or transfer any files to any successor transfer agent until after Investor acknowledges in writing that a suitable successor transfer agent has agreed in writing to be bound by the terms and conditions of these instructions.

Company and Investor understand that ClearTrust, LLC will need payment of transfer agent fees prior to completing conversion(s). ClearTrust, LLC will not be responsible for processing conversions prior to payment of transfer fees not to exceed $150.00 plus shipping fees per conversion request for Routine processing (within 3 business days) or $250.00 plus shipping fees for Rush processing (within 24 hours).

Investor and Company understand that ClearTrust, LLC will not be required to perform any issuances or transfers of shares if (a) the request violates, or would be in violation of, any terms of the Transfer Agent Agreement, (b) such an issuance or transfer of shares be in violation of any state or federal securities laws or regulation or (c) the issuance or transfer of shares be prohibited or stopped as required or directed by a court order. If the Company informs you that there is a court order stopping issuances and provides you with a certified copy of the order, once received, you will not be obligated to perform any issuances related to the Note and this agreement that are prohibited by the court order.

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Company and you hereby acknowledge and confirm that complying with the terms of these instructions does not and will not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to Company.

Company will indemnify you and your officers, directors, principals, partners, advisors, attorneys, agents and representatives, and hold each of them harmless from and against any and all loss, cost, liability, damage, claim or expense (including the reasonable fees and disbursements of attorneys) incurred by or asserted against you or any of them arising out of or in connection with complying with any Delivery Notice or any other instruction from Investor, except that Company will not be liable hereunder for any failure by you to comply with a Delivery Notice or any other instructions from Investor, or as to amounts in respect of which it is finally determined by a court of competent jurisdiction to be due solely to your fraud, willful misconduct or gross negligence. You are entitled to indemnity and will have no liability to Company in respect of any action taken in compliance with any Delivery Notice or instruction from Investor, notwithstanding any contrary instructions from Company. Accordingly, you will have no duty or obligation to confirm the accuracy of any calculations or information set forth in any Delivery Notice submitted by the Investor.

Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the prior written consent of Investor. The above instructions cannot be revoked, cancelled or modified without prior written approval of Investor.

The Board of Directors of Company has approved the foregoing irrevocable instructions and does hereby extend Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. You have not previously received contrary instructions from Company or its agents, nor are you aware of any facts or circumstances that would make the transaction improper or illegal under applicable laws or regulations.

The terms of this letter will be governed by the laws of the State of Florida without regard to the conflicts of laws principles thereof, and any action arising out of or relating to these instructions by be filed in Hillsborough County District Court or the U.S. District Court for the Florida Middle District.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

LUCAS ENERGY, INC.

By:

Name:

Title:

ACCEPTED AND AGREED:

CLEARTRUST, LLC

By:

Name:

Title:

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Appendix I

Form of Delivery Notice

DELIVERY NOTICE

Reference is made to the Redeemable Convertible Subordinated Debenture (“Debenture”) issued by Lucas Energy, Inc., a Nevada corporation (“Company”) to the Investor named below pursuant to the Securities Purchase Agreement dated April 6, 2016. In accordance with and pursuant to the Debenture, Investor hereby converts the portion of Debenture stated below into shares of Common Stock (“Common Stock”) of Company, as of the date and time first stated below.

Notice Time: XX/XX/20XX, XX:XX x.m. Eastern time

Amount of Debenture to be converted: $XXX,XXX.00

Conversion Price: $3.25

Number of shares of Common Stock to be issued for Conversion: XX,XXX

Relevant Interest Rate: X% based on VWAP of $X.XX on XX/XX/20XX

Conversion Premium: $X,XXX.00

Conversion Premium amount paid in cash: $0.00

Estimated lowest daily VWAP during Measurement Period, or lowest sales price on last day of Measurement Period: $X.XX

Estimated Conversion Premium price per share: $X.XX

Estimated number of shares of Common Stock to be issued for Conversion Premium: XX,XXX

Estimated total shares of Common Stock to be issued: XX,XXX

Prior Common Stock issuances related to this Delivery Notice: 0

Shares of Common Stock to be issued now, subject to 4.99% issuance limitation: XX,XXX

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Please issue the Common Stock being converted via DWAC in the following name and to the following broker(s), and notify when Company’s transfer agent is ready for broker to initiate DWAC:

Shares:	XX,XXX

Issue to:	INVESTOR NAME

Broker:	BROKER NAME

Address:	BROKER ADDRESS

Account #:	XXX-XXX

DTC#	XXXX

Contact:	NAME AND TELEPHONE

Shares:	XX,XXX

Issue to:	INVESTOR NAME

Broker:	BROKER NAME

Address:	BROKER ADDRESS

Account #:	XXX-XXX

DTC#	XXXX

Contact:	NAME AND TELEPHONE

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Exhibit 4

Form of Officer’s Certificate

LUCAS ENERGY, INC.

April 6, 2016

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Lucas Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated April 6, 2016, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:
Name:
Title:

Exhibit 5

Form of Secretary’s Certificate

April 6, 2016

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Lucas Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Securities Purchase Agreement, dated April 6, 2016, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:
Name:
Title:

Exhibit 6

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

LUCAS, ENERGY, INC.

COMMON STOCK PURCHASE WARRANT

Warrant Shares: 1,384,616	Issuance Date: April 6, 2016 Expiration Date: March 31, 2017

This Common Stock Purchase Warrant (“Warrant”) certifies that, for value received, ____________________ (“Investor”) is entitled and obligated, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, to subscribe for and purchase from Lucas Energy, Inc., a Nevada corporation (“Company”), 1,384,616 shares (as subject to adjustment hereunder, “Warrant Shares”) of Common Stock, at an exercise price equal to $3.25, subject to adjustment hereunder (“Conversion Price”) per share of Common Stock, for total aggregate purchase price of $4,500,000.00 (“Purchase Price”).

I.              Warrant.

                A.            Issuance. This Warrant is issued pursuant to that certain Securities Purchase Agreement (“Agreement”) of even date herewith. Capitalized terms not otherwise defined herein will have the meanings defined in the Agreement.

                B.            Automatic Exercise. Exercise of the purchase rights and obligations represented by this Warrant will be made automatically in whole immediately upon the last to occur of the Approval, the Acquisition, and the Registration Statement being declared effective by the Commission, by delivery to or from Investor or Company (or such other office or agency of Company as it may designate by notice in writing to Investor) of a Conversion Notice, and Investor paying Company the Purchase Price by wire transfer of immediately available funds before or within 3 Trading Days after the Notice Time. No ink-original Delivery Notice will be required, nor will any medallion guarantee (or other type of guarantee or notarization) of any Delivery Notice form be required. Investor will not be required to physically surrender this Warrant to Company.

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              C.            No Transfer of Warrant. This Warrant is non-transferable and may not be sold, transferred or assigned by Investor.

              D.            No Cashless Exercise. No cashless exercise of this Warrant will be permitted.

E.             Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, prior to any distribution or payment made to the holders of Common Stock or Preferred Stock by reason of their ownership thereof, Investor will be entitled to be paid out of the assets of the Company available for distribution an amount with respect to any unexercised portion of this Warrant equal to the Purchase Price for such unexercised portion of this Warrant, plus an amount equal to any accrued but unpaid Premium thereon (collectively with the Purchase Price, the “Liquidation Value”). The Liquidation Value, and upon any redemption of this Warrant pursuant to Section I.F, the Maturity Redemption Price, Early Redemption Price, or Liquidation Value, as applicable, will be reduced by the amount of any unpaid Purchase Price, and any Premium or Conversion Premium with respect thereto, whether or not required to be paid. By way of example, if Investor has paid none of the Purchase Price, the Maturity Redemption Price, Early Redemption Price and Liquidation Value will be zero.

F.             Redemption.

  1.          Company’s Redemption Option. On the Warrant Maturity Date, the Company may redeem the entire unexercised portion of this Warrant by paying Investor in cash an amount per share equal to 100% of the Purchase Price for such unexercised portion of this Warrant (the “Maturity Redemption Price”).

  2.          Early Redemption. Prior to the Warrant Maturity Date, provided that no Trigger Event has occurred, the Company will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of this Warrant then outstanding by paying Investor in cash an amount (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Purchase Price for such unexercised portion of this Warrant, plus (b) the Conversion Premium thereon, minus (c) any Premium thereon that has been paid.

  3.          Credit Risk Adjustment.

              a.          Premium.

                                         i.         Commencing on the date of the issuance of this Warrant (“Issuance Date”), this Warrant will accrue a premium (“Premium”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Warrant (“Premium Rate”), of the Purchase Price. The Premium will be payable with respect to any part of this Warrant upon any of the following: (a) upon redemption of such part in accordance with Section I.F; and (b) upon conversion of such part in accordance with Section I.G.

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                           ii.         Premium, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Company’s sole and absolute discretion, immediately in cash; or (b) if Company notifies Investor it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Investor, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Warrant will be paid by wire transfer of immediately available funds to an account designated by Investor.

                           iii.        The Premium Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

                           iv.        The Premium Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Premium Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

                           v.         The adjusted Premium Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Premium, as applicable, and the amount of Premium owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

  4.          Mandatory Redemption. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the entire unexercised portion of this Warrant for cash, by wire transfer of immediately available funds to an account designated by Investor, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Warrant Maturity Date, or at the Liquidation Value if the event is on or after the Warrant Maturity Date.

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  5.          Mechanics of Redemption. In order to redeem all or any portion of the Warrant then outstanding, the Company must deliver written notice (each, a “Redemption Notice”) to Investor setting forth (a) the portion of this Warrant that the Company is redeeming, (b) the applicable Premium Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Investor’s rights under Section I.G until after receipt of cash payment by Investor at the required time.

G.            Exercise.

  1.         Mechanics of Exercise.

  a.          Promptly upon the occurrence of the automatic exercise provided for in Section I.B., Investor will deliver a written notice to the Company and its transfer agent (“Conversion Notice” and with the Redemption Notice, each an “Initial Notice”) of the automatic conversion of this Warrant.

  b.          Each Delivery Notice will set forth the amount of Warrant being converted, the minimum number of Conversion Shares and the amount of Premium and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

  b.          If the Company notifies Investor by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Premium or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Premium and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

  c.          As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Company will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Investor, and to the Company’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Company is approved through The Depository Trust Company (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Investor’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Company is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Investor or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Company will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

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  d.          If during the Measurement Period the Investor is entitled to receive additional Conversion Shares with regard to an Initial Notice, Investor may at any time deliver one or more additional written notices to the Company or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

  e.          If the Company for any reason does not issue or cause to be issued to the Investor within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Investor, as liquidated damages and not as a penalty, the Company will pay in cash to the Investor on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Investor on a timely basis and to which the Investor is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Company should have issued such shares to the Investor and the actual date of receipt of Conversion Shares by Investor. It is intended that the foregoing will serve to reasonably compensate Investor for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Investor to prove.

  f.          Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Company’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Company’s obligations under these sections; and under no circumstances may the Company seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Investor.

  g.          If for any reason whatsoever Investor does not timely receive the number of Conversion Shares stated in any Delivery Notice, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Company and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Investor, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Company may not seek to stay or appeal.

  h.          No fractional shares of Common Stock are to be issued upon conversion of this Warrant, but rather the Company will issue to Investor scrip or warrants registered on the books of the Company (certificated or uncertificated) which will entitle Investor to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Investor will not be required to deliver the original Warrant in order to effect a conversion hereunder. The Company will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.           Exercise. Upon receipt of the Conversion Notice, the Company will (a) satisfy the payment of Premium and Conversion Premium as provided in Section I.F.3.a.ii, and (b) issue to Investor a number of Conversion Shares equal to (i) the Purchase Price of the portion converted divided by (ii) the applicable Conversion Price with respect to such portion of the Warrant; all in accordance with the procedures set forth in Section I.G.1.

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3.         Stock Splits. If the Company at any time on or after the filing of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Company at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

4.         Notices. The holders of shares of Warrant are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

5.         Definitions. The following terms will have the following meanings:

a.          “Adjustment Factor” means $0.10 per share of Common Stock.

b.          “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

c.          “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.          “Conversion Premium” for each portion of Warrant means the Purchase Price, multiplied by the product of (i) the applicable Premium Rate, and (ii) the number of whole years between the Issuance Date and the Warrant Maturity Date.

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e.           “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.           “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Warrant.

g.          “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Company has delivered Conversion Shares upon all conversions or redemptions of the Warrant in accordance with their terms to the Investor on a timely basis; (iii) the Company will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Warrant without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Investor is entitled have been timely received into Investor’s designated account in electronic form fully cleared for trading; (vi) the Company otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50.

h.          “Warrant Maturity Date” means the date that is 7 years after the Issuance Date.

i.           “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Investor’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Warrant.

k.          “Maximum Triggering Level” means $3.75 per share of Common Stock.

l.           “Minimum Triggering Level” means $2.75 per share of Common Stock.

m.         “Spread Adjustment” means 100 basis points.

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n.         “Securities Purchase Agreement” means the Securities Purchase Agreement or other agreement pursuant to which the Warrant is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

o.          “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

p.          “Trading Market” means the NYSE MKT or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

7.         Issuance Limitations.

            a.          Beneficial Ownership. Notwithstanding any other provision, at no time may the Company issue shares of Common Stock to Investor which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Investor, would result in Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Company. To the extent that any exercise would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Investor exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Investor or the Company.

            b.          Principal Market Regulation. Company will not issue any Conversion Shares under this Warrant, the Debenture issued to Holder on the Issuance Date, the Stock Purchase Agreement with Investor dated the Issuance Date, the Series B Preferred Stock or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE MKT rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”).

H.          Trigger Event.

1.         Any occurrence of any one or more of the following will constitute a “Trigger Event”:

                                         (a)        Investor does not timely receive the number of Conversion Shares stated in any Conversion Notice under this Debenture or any other agreement with Investor for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Company or Investor provides a legal opinion that shares may be issued without restrictive legend;

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                                         (b)          Any violation of or failure to timely perform any covenant or provision of this Warrant, the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

                                         (c)          Any violation of or failure to perform any covenant or provision of this Warrant, the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

                                         (d)          Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

                                         (e)          The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Company or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

                                         (f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Investor sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

                                         (g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

                                         (h)         The Company notifies Investor, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice under this Debenture or any other agreement with Investor, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Investor;

                                         (i)           Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Company or any subsidiary other than CATI and, if instituted against the Company or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

                                         (j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Company or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

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                                         (k)          A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

                                         (l)          The Company does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

                                         (m)          Any regulatory, administrative or enforcement proceeding is initiated against Company or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

                                         (n)          Any material provision of this Warrant will at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Company or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any subsidiary denies that it has any liability or obligation purported to be created under this Warrant.

                                2.          It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Investor for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Investor to prove.

II.            Miscellaneous.

 A.          Notices. Any and all notices to the Company will be addressed to the Company’s Chief Executive Officer at the Company’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Company to any Investor hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Investor at the electronic mail, facsimile telephone number or address of such Investor appearing on the books of the Company, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Investor. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

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B.          Lost or Mutilated Warrant. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of Investor will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to Company (provided that if Investor is a financial institution or institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, Company will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.          Headings. The headings contained herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.

D.         Choice of Law. This Warrant will be governed by the laws of the State of Nevada.

E.          No Rights as Stockholder Until Exercise. This Warrant does not entitle Investor to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the date first set forth above.

Signed:
Name:

Title:	Chief Executive Officer

Signed:
Name:

Title:	Chief Financial Officer

Annex C

Annex D

Stock Purchase Agreement (Preferred Stock)

This Stock Purchase Agreement (“Agreement”) is made and entered into on April 6, 2016 (“Effective Date”), by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and the investor whose name appears on the signature page hereto (“Investor”).

Recitals

A.          The parties desire that, upon the terms and subject to the conditions herein, Investor will purchase $5 million in shares of Series C Redeemable Convertible Preferred Stock of the Company, which are convertible into shares of Common Stock at $3.25 per share, and a Warrant to purchase up to $5 million in shares of Common Stock at a strike price of $4.50 per share; and

B.          The offer and sale of the Securities provided for herein are being made pursuant to the exemptions from registration under Section 4(a)(2) of the Act as a transaction by an issuer not involving any public offering, and as an offshore private placement of restricted securities pursuant to Regulation S and Rule 506 of Regulation D.

Agreement

In consideration of the foregoing, the receipt and adequacy of which are hereby acknowledged, Company and Investor agree as follows:

I.          Definitions. In addition to the terms defined elsewhere in this Agreement and the Transaction Documents, capitalized terms that are not otherwise defined have the meanings set forth in the Glossary of Defined Terms attached hereto as Exhibit 1 or the other Transaction Documents.

II.         Purchase and Sale.

A.          Purchase Amount. Subject to the terms and conditions herein and the satisfaction of the conditions to Closing set forth below, Investor hereby irrevocably agrees to purchase 53 Preferred Shares of Company at $10,000.00 per share with a 5.0% original issue discount (“OID”) for the sum of $500,000.00 (“Purchase Amount”).

B.          Deliveries. The following documents will be fully executed and delivered at the Closing:

1.          Certificate of Designations (“Certificate of Designations”), in the form attached hereto as Exhibit 2, as filed with and accepted by the Secretary of State of Company’s state of incorporation;

2.          Transfer Agent Instructions, in substantially the form attached hereto as Exhibit 3;

3.          Legal Opinion, in the form mutually agreed prior to the Effective Date;

4.          Officer’s Certificate, in the form attached hereto as Exhibit 4;

5.          Secretary’s Certificate, in the form attached hereto as Exhibit 5;

6.          Common Stock Purchase Warrant (“Warrant”), in the form attached hereto as Exhibit 6; and

7.          Stock certificate or Transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

C.          Closing Conditions. The consummation of the transactions contemplated by this Agreement (“Closing”) is subject to the satisfaction of each of the following conditions:

1.          All documents, instruments and other writings required to be delivered by Company to Investor pursuant to any provision of this Agreement or in order to implement and effect the transactions contemplated herein have been fully executed and delivered, including without limitation those enumerated in Section II.B above;

2.          The Common Stock is listed for and currently trading on the same or higher Trading Market and, subject to Section IV.L below, Company is in compliance with all requirements to maintain listing on the Trading Market, and there is no notice of any suspension or delisting with respect to the trading of the shares of Common Stock on such Trading Market;

3.          The representations and warranties of Company and Investor set forth in this Agreement are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which will be true as of such date);

4.          No material breach or default has occurred under any Transaction Document or any other agreement between Company and Investor;

5.          Company has the number of duly authorized shares of Common Stock reserved for issuance as required pursuant to the terms of this Agreement;

6.          There is not then in effect any law, rule or regulation prohibiting or restricting the transactions contemplated in any Transaction Document, or requiring any consent or approval which will not have been obtained, other than Approval, nor is there any completed, pending or, to Company’s knowledge, threatened or contemplated proceeding or investigation which may have the effect of prohibiting or adversely affecting any of the transactions contemplated by this Agreement, including without limitation the sale, issuance, listing, trading or resale of the Conversion Shares on the Trading Market; no statute, rule, regulation, executive order, decree, ruling or injunction will have been enacted, entered, promulgated or adopted by any court or governmental authority of competent jurisdiction that prohibits the transactions contemplated by this Agreement, and no actions, suits or proceedings will be completed, in progress, pending or, to Company’s knowledge, threatened or contemplated by any person other than Investor or any Affiliate of Investor, that seek to enjoin or prohibit the transactions contemplated by this Agreement;

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7.          Company will have received preliminary approval from NYSE MKT to list the Conversion Shares;

8.         Any rights of first refusal, preemptive rights, rights of participation, or any similar right to participate in the transactions contemplated by this Agreement, if any, have been waived in writing; and

9.         The Acquisition has been fully completed.

D.          Closing. Immediately when all conditions set forth in Section II.C have been fully satisfied, Company will issue and sell to Investor and Investor will purchase 53 Preferred Shares by payment to Company of $500,000.00 in cash, by wire transfer of immediately available funds to an account designated by Company.

E.          Company Option. At any time within 1 Trading Day after the Registration Statement has been declared effective, Company may, in its sole discretion, deliver written notice to Investor of Company’s election to sell to Investor an additional 474 Preferred Shares at $10,000.00 per Preferred Share with a 5.0% OID for the sum of $4,500,000.00. Subject to Approval having been obtained and the terms and conditions herein, immediately when all conditions in Section II.C have been fully satisfied as of such date, (1) Investor will purchase and make payment for the specified number of additional Preferred Shares by payment to Company in cash, by wire transfer of immediately available funds to an account designated by Company, and (2) Company will deliver to Purchaser a certificate or Transfer Agent book entry for the number of purchased Preferred Shares in the name of Investor.

III.        Representations and Warranties.

A.          Representations Regarding Transaction. Except as set forth under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.          Organization and Qualification. Company and each Subsidiary is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, as applicable, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted, except where the failure to do so would not reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary is in violation or default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents, except as would not reasonably be expected to result in a Material Adverse Effect. Each of Company and each Subsidiary is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, would not reasonably be expected to result in a Material Adverse Effect and there is no completed, pending or, to Company’s knowledge, threatened or contemplated proceeding in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

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2.          Authorization; Enforcement. Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by each of the Transaction Documents and otherwise to carry out its obligations hereunder or thereunder. The execution and delivery of each of the Transaction Documents by Company and the consummation by it of the transactions contemplated hereby or thereby have been duly authorized by all necessary action on the part of Company and no further consent or action is required by Company. Each of the Transaction Documents has been, or upon delivery will be, duly executed by Company and, when delivered in accordance with the terms hereof, will constitute the valid and binding obligation of Company, enforceable against Company in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

3.          No Conflicts. The execution, delivery and performance of the Transaction Documents by Company, the issuance and sale of the Securities and the consummation by Company of the other transactions contemplated thereby do not and will not (a) conflict with or violate any provision of Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, (b) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any material agreement, credit facility, debt or other instrument (evidencing Company or Subsidiary debt or otherwise) or other understanding to which Company or any Subsidiary is a party or by which any property or asset of Company or any Subsidiary is bound or affected, (c) conflict with or result in a violation of any material law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which Company or a Subsidiary is subject (including U.S. federal and state securities laws and regulations), or by which any material property or asset of Company or a Subsidiary is bound or affected, or (d) conflict with or violate the terms of any material agreement by which Company or any Subsidiary is bound or to which any property or asset of Company or any Subsidiary is bound or affected; except in the case of each of clauses (b), (c) and (d), such as would not reasonably be expected to result in a Material Adverse Effect.

4.          Litigation. There is no action, suit, inquiry, notice of violation, proceeding or investigation completed, pending or, to Company’s knowledge, threatened or contemplated against or affecting Company, any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign) (collectively, an “Action”), which would reasonably be expected to adversely affect or challenge the legality, validity or enforceability of any of the Transaction Documents or the sale, issuance, listing, trading or resale of the Conversion Shares on the Trading Market hereunder. The Commission has not issued any stop order or other order suspending the effectiveness of any registration statement filed by Company or any Subsidiary under the Exchange Act or the Act.

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5.          Filings, Consents and Approvals. Neither Company nor any Subsidiary is required to obtain any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local or other governmental authority or other Person in connection with the execution, delivery and performance by Company of the Transaction Documents, other than required federal and state securities filings and such filings and approvals as are required to be made or obtained under the applicable Trading Market rules in connection with the transactions contemplated hereby, each of which has been, or if not yet required to be filed will be, timely filed.

6.          Issuance of Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens. Company has reserved and will continue to reserve from its duly authorized capital stock sufficient shares of its Common Stock for issuance pursuant to the Transaction Documents.

7.          Disclosure; Non-Public Information. Company will timely file a current report on Form 8-K (“Current Report”) by 8:30 am Eastern time on the Trading Day after the Effective Date describing the material terms and conditions of this Agreement, a copy of which has been provided to Investor prior to the Effective Date. All information that Company has provided to Investor that constitutes or might constitute material, non-public information will be included in the Current Report. Notwithstanding any other provision, except for information that will be included in the Current Report, (a) neither Company nor any other Person acting on its behalf has provided Investor or its representatives, agents or attorneys with any information that constitutes or might constitute material, non-public information, including without limitation this Agreement and the Exhibits and Disclosure Schedules hereto, (b) no information contained in the Disclosure Schedules constitutes material non-public information and (c) there is no adverse material information regarding Company that has not been publicly disclosed prior to the Effective Date. Company understands and confirms that Investor will rely on the foregoing representations and covenants in effecting transactions in securities of Company. All disclosure provided to Investor regarding Company, its business and the transactions contemplated hereby, including without limitation the Disclosure Schedules, furnished by or on behalf of Company with respect to the representations and warranties made herein are true and correct in all material respects and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

8.          No Integrated Offering. Neither Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering to be integrated with prior offerings by Company that cause a violation of the Act or any applicable stockholder approval provisions other than Approval, including, without limitation, under the rules and regulations of the Trading Market.

9.          Financial Condition. The Public Reports set forth as of the dates thereof all outstanding secured and unsecured Indebtedness of Company or any Subsidiary, or for which Company or any Subsidiary has commitments, and any material default with respect to any Indebtedness. Company does not intend to incur debts beyond its ability to pay such debts as they mature, taking into account the timing and amounts of cash to be payable on or in respect of its debt.

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10.       Section 5 Compliance. No representation or warranty or other statement made by Company in the Transaction Documents contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading. Company is not aware of any facts or circumstances that would cause the transactions contemplated by the Transaction Documents, when consummated, to violate Section 5 of the Act or other federal or state securities laws or regulations.

11.       Investment Company. Company is not, and is not an Affiliate of, and immediately after receipt of payment for the Securities, will not be or be an Affiliate of, an “investment company” within the meaning of the Investment Company Act of 1940, as amended. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act.

12.       Acknowledgments Regarding Investor. Company’s decision to enter into this Agreement has been based solely on the independent evaluation by Company and its representatives, and Company acknowledges and agrees that:

a.          Investor is not, has never been, and as a result of the transactions contemplated by the Transaction Documents will not become an officer, director, insider, control person, to Company’s knowledge, 10% or greater shareholder or otherwise an affiliate of Company as defined under Rule 12b-2 of the Exchange Act;

b.          Investor does not make or has not made any representations, warranties or agreements with respect to the Securities, this Agreement, or the transactions contemplated hereby other than those specifically set forth in Section III.C below;

c.          The conversion of Preferred Shares, exercise of the Warrant, and resale of Conversion Shares will result in dilution, which may be substantial; the number of Conversion Shares will increase in certain circumstances; and Company’s obligation to issue and deliver Conversion Shares in accordance with this Agreement, the Certificate of Designations and the Warrant is absolute and unconditional regardless of the dilutive effect that such issuances may have; and

d.          Investor is acting solely in the capacity of arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby; neither Investor nor any of its Affiliates, agents or representatives has or is acting as a legal, financial, investment, accounting, tax or other advisor to Company, or fiduciary of Company, or in any similar capacity; neither Investor nor any of its Affiliates, agents or representatives has provided any legal, financial, investment, accounting, tax or other advice to Company; any statement made in connection with this Agreement or the transactions contemplated hereby is not advice or a recommendation, and is merely incidental to Investor’s purchase of the Securities.

13.       No Bad Actor Disqualification. Neither Company, any predecessor of Company, any affiliate of Company, any director, executive officer, other officer of Company participating in the offering, or any beneficial owner of 20% or more of Company’s outstanding voting equity securities is subject to any bad actor disqualification as provided in Rule 506(d) of Regulation D, and Company is not aware of any facts or circumstances that, with the passage of time, would reasonably be expected to cause such disqualification.

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14.       Offshore Transaction. Company has not, and will not, engage in any directed selling efforts in the United States in respect of the Securities. Company is offering and selling the Securities only to Investor, in compliance with the offering restriction requirements of Regulation S.

B.          Representations Regarding Company. Except as set forth in any Public Reports or attached exhibits as of the Effective Date, or under the corresponding section of the Disclosure Schedules, if any, Company hereby represents and warrants to, and as applicable covenants with, Investor as of the Closing:

1.          Capitalization. The capitalization of the Company as of the Effective Date is as described in the Public Reports. No Person has any right of first refusal, preemptive right, right of participation, or any similar right to participate in the transactions contemplated by the Transaction Documents which has not been waived or satisfied. Except as a result of the purchase and sale of the Preferred Shares, the Warrant and the issuance of Conversion Shares, there are no outstanding options, warrants, script rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities, rights or obligations convertible into or exchangeable for, or giving any Person any right to subscribe for or acquire, any shares of Common Stock, or contracts, commitments, understandings or arrangements by which Company or any Subsidiary is or may become bound to issue additional shares of Common Stock or securities convertible into or exercisable for shares of Common Stock. The issuance and sale of the Securities will not obligate Company to issue shares of Common Stock or other securities to any Person, other than Investor, and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange, or reset price under such securities. All of the outstanding shares of capital stock of Company are validly issued, fully paid and nonassessable, have been issued in material compliance with all federal and state securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities. No further approval or authorization of any stockholder, the Board of Directors of Company or others is required for the issuance and sale of the Securities, other than Approval. There are no stockholders agreements, voting agreements or other similar agreements with respect to Company’s capital stock to which Company is a party or, to the knowledge of Company, between or among any of Company’s stockholders.

2.          Subsidiaries. All of the direct and indirect subsidiaries of Company are set forth in the Public Reports or the corresponding section of the Disclosure Schedules. Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary, and all of such directly or indirectly owned capital stock or other equity interests are owned free and clear of any Liens. All the issued and outstanding shares of capital stock of each Subsidiary are duly authorized, validly issued, fully paid, nonassessable and free of preemptive and similar rights to subscribe for or purchase securities.

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3.          Public Reports; Financial Statements. Company has filed all required Public Reports for the one year preceding the Effective Date. As of their respective dates or as subsequently amended, the Public Reports complied in all material respects with the requirements of the Act and the Exchange Act and the rules and regulations of the Commission promulgated thereunder, as applicable, and none of the Public Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. The financial statements of Company included in the Public Reports, as amended, comply in all material respects with applicable accounting requirements and the rules and regulations of the Commission with respect thereto as in effect at the time of filing. Such financial statements have been prepared in accordance with GAAP, except as may be otherwise specified in such financial statements or the notes thereto and except that unaudited financial statements may not contain all footnotes required by GAAP, and fairly present in all material respects the financial position of Company and its consolidated subsidiaries as of and for the dates thereof and the results of operations and cash flows for the periods then ended, subject, in the case of unaudited statements, to normal, immaterial, year-end audit adjustments.

4.          Material Changes. Since the end of the most recent year for which an Annual Report on Form 10-K has been filed with the Commission, (a) there has been no event, occurrence or development that has had, or that would reasonably be expected to result in, a Material Adverse Effect, (b) Company has not incurred any liabilities (contingent or otherwise) other than (i) trade payables and accrued expenses incurred in the ordinary course of business consistent with past practice, and (ii) liabilities not required to be reflected in Company’s financial statements pursuant to GAAP or required to be disclosed in filings made with the Commission, (c) Company has not altered its method of accounting, (d) Company has not declared or made any dividend or distribution of cash or other property to its stockholders or purchased, redeemed or made any agreements to purchase or redeem any shares of its capital stock, and (e) Company has not issued any equity securities to any officer, director or Affiliate, except pursuant to existing Company equity incentive plans. Company does not have pending before the Commission any request for confidential treatment of information.

5.          Litigation. There is no Action completed, pending or, to Company’s knowledge, threatened or contemplated, which would reasonably be expected to result in a Material Adverse Effect. Neither Company nor any Subsidiary, nor any director or officer thereof, nor to the knowledge of Company any greater than 5% shareholder or any director or officer thereof, is or has been the subject of any Action involving a claim of violation of or liability under federal or state securities laws or a claim of breach of fiduciary duty. There has not been, is not pending, and to Company’s knowledge, there is not threatened or contemplated, any investigation by the Commission involving Company or any current or former director or officer of Company, or to the knowledge of Company greater than 5% shareholder of Company.

6.          No Bankruptcy. There has not been any petition or application filed, or any judicial or administrative proceeding commenced which has not been discharged, by or against the Company or any Subsidiary or with respect to any of the properties or assets of Company or any Subsidiary under any applicable law relating to bankruptcy, insolvency, reorganization, fraudulent transfer, compromise, arrangement of debt, creditors’ rights and no assignment has been made by the Company or any Subsidiary for the benefit of creditors.

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7.          Labor Relations. No material labor dispute exists or, to the knowledge of Company, is imminent with respect to any of the employees of Company, which would reasonably be expected to result in a Material Adverse Effect.

8.          Compliance. Neither Company nor any Subsidiary (a) is in material default under or in material violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Company or any Subsidiary under), nor has Company or any Subsidiary received notice of a claim that it is in material default under or that it is in material violation of, any indenture, loan or credit agreement or any other similar agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (b) is in violation of any order of any court, arbitrator or governmental body, or (c) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business, except in each case as would not reasonably be expected to have a Material Adverse Effect.

9.          Regulatory Permits. Company and each Subsidiary possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as described in the Public Reports, except where the failure to possess such permits would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect (“Material Permits”), and neither Company nor any Subsidiary has received any notice of proceedings relating to the revocation or modification of any Material Permit.

10.       Title to Assets. Company and each Subsidiary have good and marketable title in fee simple to all real property owned by them that is material to the business of Company and each Subsidiary and good and marketable title in all personal property owned by them that is material to the business of Company and each Subsidiary, in each case free and clear of all Liens, except for Liens that do not materially affect the value of such property and do not materially interfere with the use made and proposed to be made of such property by Company and each Subsidiary and Liens for the payment of federal, state or other taxes, the payment of which is neither delinquent nor subject to penalties. Any real property and facilities held under lease by Company and each Subsidiary are held by them under valid, subsisting and enforceable leases of which Company and each Subsidiary are in compliance.

11.       Patents and Trademarks. Company and each Subsidiary have, or have rights to use, all patents, patent applications, trademarks, trademark applications, service marks, trade names, copyrights, licenses and other similar rights that are necessary or material for use in connection with their respective businesses as described in the Public Reports and which the failure to so have would have a Material Adverse Effect (collectively, “Intellectual Property Rights”). Neither Company nor any Subsidiary has received a written notice that the Intellectual Property Rights used by Company or any Subsidiary violates or infringes upon the rights of any Person. To the knowledge of Company, all such Intellectual Property Rights are enforceable and there is no existing infringement by another Person of any of the Intellectual Property Rights of Company or each Subsidiary.

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12.       Insurance. Company and each Subsidiary are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which Company and each Subsidiary are engaged, including but not limited to directors and officers insurance coverage at least equal to the Purchase Amount. To Company’s knowledge, such insurance contracts and policies are accurate and complete in all material respects. Neither Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business without an increase in cost that would constitute a Material Adverse Effect.

13.       Transactions with Affiliates and Employees. None of the officers or directors of Company and, to the knowledge of Company, none of the employees of Company is presently a party to any transaction with Company or any Subsidiary (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of Company, any entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner, in each case in excess of $120,000 other than (i) for payment of salary or consulting fees for services rendered, (ii) reimbursement for expenses incurred on behalf of Company and (iii) for other employee benefits, including stock option agreements under any equity incentive plan of Company.

14.       Sarbanes-Oxley; Internal Accounting Controls. Company is in material compliance with all provisions of the Sarbanes-Oxley Act of 2002, which are applicable to it as of the date of the Closing. Company presented in its most recently filed periodic report under the Exchange Act the conclusions of the certifying officers about the effectiveness of Company’s disclosure controls and procedures based on their evaluations as of the evaluation date. Since the date of the most recently filed Public Report, there have been no significant changes in Company’s internal accounting controls or its disclosure controls and procedures or, to Company’s knowledge, in other factors that could materially affect Company’s internal accounting controls or its disclosure controls and procedures.

15.       Certain Fees. No brokerage or finder’s fees or commissions are or will be payable to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other Person with respect to the transactions contemplated by this Agreement. Notwithstanding any other provision, Investor will have no obligation with respect to any fees or with respect to any claims made by or on behalf of other Persons for fees of a type contemplated in this section that may be due in connection with the transactions contemplated by this Agreement or the other Transaction Documents.

16.       Registration Rights. No Person has any right to cause Company to effect the registration under the Act of any securities of Company.

17.       Listing and Maintenance Requirements. The Common Stock is registered pursuant to Section 12 of the Exchange Act, and Company has taken no action designed to, or which to its knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has Company received any notification that the Commission is contemplating terminating such registration. Company has not, in the 12 months preceding the Effective Date, received notice from any Trading Market on which the Common Stock is or has been listed or quoted to the effect that Company is not in compliance with the listing or maintenance requirements of such Trading Market. Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements.

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18.       Application of Takeover Protections. Company and its Board of Directors have taken all necessary action, if any, in order to render inapplicable any control share acquisition, business combination, poison pill (including any distribution under a rights agreement) or other similar anti-takeover provision under Company’s Certificate of Incorporation (or similar charter documents) or the laws of its state of incorporation that is or could become applicable to Investor as a result of Investor and Company fulfilling their obligations or exercising their rights under the Transaction Documents, including without limitation Company’s issuance of the Conversion Shares and Investor’s ownership of the Conversion Shares.

19.       Tax Status. Company and each of its Subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that Company and each of its Subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes). Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, statute or local tax. None of Company’s tax returns is presently being audited by any taxing authority. Company would not be classified as a PFIC for its most recently completed taxable year, and does not expect to be classified as a PFIC for its current taxable year.

20.       Foreign Corrupt Practices. Neither Company, nor to the knowledge of Company, any agent or other person acting on behalf of Company, has (a) directly or indirectly, used any corrupt funds for unlawful contributions, gifts, entertainment or other unlawful expenses related to foreign or domestic political activity, (b) made any unlawful payment to foreign or domestic government officials or employees or to any foreign or domestic political parties or campaigns from corporate funds, (c) failed to disclose fully any contribution made by Company, or made by any person acting on its behalf of which Company is aware, which is in violation of law, or (d) violated in any material respect any provision of the Foreign Corrupt Practices Act of 1977, as amended.

21.       Accountants. Company’s accountants are set forth in the Public Reports and such accountants are an independent registered public accounting firm.

22.       No Disagreements with Accountants or Lawyers. There are no material disagreements presently existing, or reasonably anticipated by Company to arise, between Company and the accountants or lawyers formerly or presently employed by Company.

23.       Powers of Attorney. There are no outstanding powers of attorney executed on behalf of the Company or any Subsidiary, except such as would not reasonably be expected to result in a Material Adverse Effect.

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24.          Computer and Technology Security. Company has taken all reasonable steps to safeguard the information technology systems utilized in the operation of the business of Company, including the implementation of procedures to minimize the risk that such information technology systems have any disabling codes or instructions, timer, copy protection device, clock, counter or other limiting design or routing and any back door, virus, malicious code or other software routines or hardware components that in each case permit unauthorized access or the unauthorized disablement or unauthorized erasure of data or other software by a third party, and, to Company’s knowledge, to date there have been no successful unauthorized intrusions or breaches of the security of the information technology systems.

25.          Data Privacy. Company has: (a) complied with, and is presently in compliance with, all applicable laws in connection with data privacy, information security, data security and/or personal information; (b) complied with, and is presently in material compliance with, its policies and procedures applicable to data privacy, information security, data security, and personal information; (c) not experienced any incident in which personal information or other sensitive data was or may have been stolen or improperly accessed; and Company is not aware of any facts suggesting the likelihood of the foregoing, including without limitation, any breach of security or receipt of any notices or complaints from any Person regarding personal information or other data.

C.          Representations and Warranties of Investor. Investor hereby represents and warrants to Company as of the Closing as follows:

1.          Organization; Authority. Investor is an entity validly existing and in good standing under the laws of the jurisdiction of its organization with full right, company power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations thereunder. The execution, delivery and performance by Investor of the transactions contemplated by this Agreement have been duly authorized by all necessary company or similar action on the part of Investor. Each Transaction Document to which it is a party has been, or will be, duly executed by Investor, and when delivered by Investor in accordance with the terms hereof, will constitute the valid and legally binding obligation of Investor, enforceable against it in accordance with its terms, except (a) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (b) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies, and (c) insofar as indemnification and contribution provisions may be limited by applicable law.

2.          Investor Status. At the time Investor was offered the Securities, it was, and at the Effective Date it is: (a) an accredited investor as defined in Rule 501(a) under the Act; (b) not a registered broker-dealer, member of FINRA, or an affiliate thereof; and (c) not a U.S. Person and not acquiring the Securities for the account or beneficial ownership of any U.S. Person.

3.          Experience of Investor. Investor, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Shares, and has so evaluated the merits and risks of such investment. Investor is able to bear the economic risk of an investment in the Shares and, at the present time, is able to afford a complete loss of such investment.

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4.          Ownership. Investor is acquiring the Preferred Shares and Warrant as principal for its own account. Investor will not engage in hedging transactions with regard to the Securities unless in compliance with the Act. Investor will not resell, transfer or assign the Preferred Shares or Warrant, and will resell the Conversion Shares only pursuant to registration under the Act or an available exemption therefrom.

5.          No Short Sales. Neither Investor nor any Affiliate (a) currently holds any short position in the Common Stock, (b) has ever engaged in any Short Sales of the Common Stock, (c) has engaged in any hedging transactions with regard to the Common Stock prior to the Effective Date, or (d) has traded any securities of Company within 30 days prior to the Effective Date.

IV.          Securities and Other Provisions.

A.          Investor Due Diligence. Investor will have the right and opportunity to conduct customary due diligence with respect to any Registration Statement or Prospectus in which the name of Investor or any Affiliate of Investor appears.

B.          Furnishing of Information. As long as Investor owns any Securities, Company will timely file all reports required to be filed by Company after the Effective Date pursuant to the Exchange Act. As long as Investor owns any Securities, Company will prepare and make publicly available such information as is required for Investor to sell its Conversion Shares under Rule 144. Company further covenants that, as long as Investor owns any Securities, Company will take such further action as Investor may reasonably request, all to the extent required from time to time to enable Investor to sell its Conversion Shares without registration under the Act within the limitation of the exemptions provided by Rule 144.

C.          Integration. Company will not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security, as defined in Section 2 of the Act, that would be integrated with the offer or sale of the Securities to Investor for purposes of the rules and regulations of any Trading Market such that it would require stockholder approval prior to the closing of such other transaction, unless stockholder approval is obtained before the closing of such subsequent transaction.

D.          Disclosure and Publicity. Company will provide to Investor for review and approval prior to issuing any current report, press release, public statement or communication with respect to the transactions contemplated hereby.

E.          Shareholders Rights Plan. No claim will be made or enforced by Company or, to the knowledge of Company, any other Person that Investor is an “Acquiring Person” under any shareholders rights plan or similar plan or arrangement in effect or hereafter adopted by Company, or that Investor could be deemed to trigger the provisions of any such plan or arrangement, in either such case, by virtue of receiving the Securities under the Transaction Documents or under any other agreement between Company and Investor. Company will conduct its business in a manner so that it will not become subject to the Investment Company Act of 1940, as amended.

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F.          No Non-Public Information. Company covenants and agrees that neither it nor any other Person acting on its behalf will, provide Investor or its agents or counsel with any information that Company believes or reasonably should believe will constitute material non-public information after Closing. On and after Closing, neither Investor nor any Affiliate of Investor will have any duty of trust or confidence that is owed directly, indirectly, or derivatively, to Company or the stockholders of Company, or to any other Person who is the source of material non-public information regarding Company. Company understands and confirms that Investor will be relying on the foregoing in effecting transactions in securities of Company, including without limitation sales of the Conversion Shares.

G.          Indemnification of Investor.

1.          Obligation to Indemnify. Subject to the provisions of this Section IV.G, Company will indemnify and hold Investor, its Affiliates, managers and advisors, and each of their officers, directors, shareholders, partners, employees, representatives, agents and attorneys, and any person who controls Investor within the meaning of Section 15 of the Act or Section 20 of the Exchange Act (collectively, “Investor Parties” and each a “Investor Party”), harmless from any and all losses, liabilities, obligations, claims, contingencies, damages, reasonable costs and expenses, including all judgments, amounts paid in settlements, court costs and reasonable attorneys’ fees and costs of investigation (collectively, “Losses”) that any Investor Party may suffer or incur as a result of or relating to (a) any breach of any of the representations, warranties, covenants or agreements made by Company in this Agreement or in the other Transaction Documents, (b) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, Prospectus, Prospectus Supplement, or any information incorporated by reference therein, or arising out of or based upon any omission or alleged omission to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any action by a creditor or stockholder of Company who is not an Affiliate of an Investor Party, challenging the transactions contemplated by the Transaction Documents; provided, however, that Company will not be obligated to indemnify any Investor Party for any Losses finally adjudicated to be caused solely by (i) a false statement of material fact contained within written information provided by such Investor Party expressly for the purpose of including it in the applicable Registration Statement, Prospectus, Prospectus Supplement, or (ii) such Investor Party’s unexcused material breach of an express provision of this Agreement or another Transaction Document.

2.          Procedure for Indemnification. If any action will be brought against an Investor Party in respect of which indemnity may be sought pursuant to this Agreement, such Investor Party will promptly notify Company in writing, and Company will have the right to assume the defense thereof with counsel of its own choosing. Investor Parties will have the right to employ separate counsel in any such action and participate in the defense thereof, but the reasonable fees and expenses of such counsel will be at the expense of Investor Parties except to the extent that (a) the employment thereof has been specifically authorized by Company in writing, (b) Company has failed after a reasonable period of time to assume such defense and to employ counsel or (c) in such action there is, in the reasonable opinion of such separate counsel, a material conflict with respect to the dispute in question on any material issue between the position of Company and the position of Investor Parties such that it would be inappropriate for one counsel to represent Company and Investor Parties. Company will not be liable to Investor Parties under this Agreement (i) for any settlement by an Investor Party effected without Company’s prior written consent, which will not be unreasonably withheld or delayed; or (ii) to the extent, but only to the extent that a loss, claim, damage or liability is either attributable to Investor’s breach of any of the representations, warranties, covenants or agreements made by Investor in this Agreement or in the other Transaction Documents. In no event will the Company be liable for the reasonable fees and expenses for more than one separate firm of attorneys (plus local counsel as applicable) to represent all Investor Parties.

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3.          Other than the liability of Investor to Company for uncured material breach of the express provisions of this Agreement, no Investor Party will have any liability to Company or any Person asserting claims on behalf of or in right of Company as a result of acquiring the Securities under this Agreement.

H.          Reservation of Shares. Company will at all times maintain a reserve from its duly authorized Common Stock for issuance pursuant to the Transaction Documents authorized shares of Common Stock in an amount equal to thrice the number of shares sufficient to immediately issue all Conversion Shares potentially issuable at such time.

I.          Activity Restrictions. For so long as Investor or any of its Affiliates holds any Securities, neither Investor nor any Affiliate will: (1) vote any shares of Common Stock owned or controlled by it, sign or solicit any proxies, attend or be present at a shareholder meeting for purposes of determining a quorum, or seek to advise or influence any Person with respect to any voting securities of Company; (2) engage or participate in any actions, plans or proposals which relate to or would result in (a) acquiring additional securities of Company, alone or together with any other Person, which would result in beneficially owning or controlling more than 9.99% of the total outstanding Common Stock or other voting securities of Company, (b) an extraordinary corporate transaction, such as a merger, reorganization or liquidation, involving Company or any of its Subsidiaries, (c) a sale or transfer of a material amount of assets of Company or any of its Subsidiaries, (d) any change in the present board of directors or management of Company, including any plans or proposals to change the number or term of directors or to fill any existing vacancies on the board, (e) any material change in the present capitalization or dividend policy of Company, (f) any other material change in Company’s business or corporate structure, including but not limited to, if Company is a registered closed-end investment company, any plans or proposals to make any changes in its investment policy for which a vote is required by Section 13 of the Investment Company Act of 1940, (g) changes in Company’s charter, bylaws or instruments corresponding thereto or other actions which may impede the acquisition of control of Company by any Person, (h) a class of securities of Company being delisted from a national securities exchange or to cease to be authorized to be quoted in an inter-dealer quotation system of a registered national securities association, (i) a class of equity securities of Company becoming eligible for termination of registration pursuant to Section 12(g)(4) of the Act, or (j) any action, intention, plan or arrangement similar to any of those enumerated above; or (3) request Company or its directors, officers, employees, agents or representatives to amend or waive any provision of this section.

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J.          No Shorting. Provided no Trigger Event under Sections I.H.(1), (6), (7), (8), (9), (10) or (14) of the Certificate of Designations has occurred, for so long as Investor holds any securities of Company, neither Investor nor any of its Affiliates will engage in or effect, directly or indirectly, any Short Sale of Common Stock. For the avoidance of doubt, selling against delivery of Conversion Shares after delivery of a Conversion Notice is not a Short Sale. There will be no restriction or limitation of any kind on Investor’s right or ability to sell or transfer any or all of the Conversion Shares at any time, in its sole and absolute discretion.

K.          Stock Splits. If Company at any time on or after the Effective Date subdivides (by any stock split, stock dividend, recapitalization or otherwise) or combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a greater or lesser number of shares, the share numbers, prices and other amounts set forth in this Agreement, as in effect immediately prior to such subdivision or combination, will be proportionately reduced or increased, as applicable, effective at the close of business on the date the subdivision or combination becomes effective.

L.          Subsequent Financings. Until at least 60 days after the Registration Statement is declared effective, Company will not issue or enter into an agreement to issue any shares of Common Stock, except as provided in subsections (a), (b), (c)(i), (c)(iii), (c)(iv), (c)(v) or (c)(vi) below. Until at least 6 months after the Preferred Shares and Warrant have been converted, redeemed or exercised, Company will not (1) enter into any agreement that in any way restricts its ability to enter into any agreement, amendment or waiver with Investor, including without limitation any agreement to offer, sell or issue to Investor any preferred stock, common stock or other securities of Company, (2) enter into any equity or convertible financing pursuant to which shares of Common Stock or Common Stock equivalents may effectively be issued (i) at a discount, (ii) at a variable price, or (iii) where the price or number of shares are subject to any type of variability or reset feature. Notwithstanding the preceding sentence, Company may enter into any financing: (a) with Investor; (b) for non-convertible debt with no equity component; or (c) issuing Common Stock or Common Stock equivalents at a fixed price (i) upon the exercise or exchange or conversion of any securities issued and outstanding on, and not amended or modified after, the Effective Date, (ii) in an underwritten public offering that does not include warrants and generates gross proceeds of at least $10 million, (iii) up to $250,000 per month in private placements of securities that are restricted for at least 6 months after issuance; (iv) in exchange for services pursuant to existing qualified incentive stock option plans, or pursuant to new plans duly adopted by the Board of Directors of the Company if the securities are restricted for at least 6 months after issuance, including options or other awards, to Company employees, officers, directors, or individual independent contractors specifically engaged in the operations or management of oil and gas field related activity and specifically excluding corporate contractors and general and administrative service providers, (v) as consideration for acquisitions, mergers, consolidations or strategic transactions, including licensing and partnering agreements, or purchase of all or substantially all of the securities or assets of another entity, or (vi) as consideration for an equipment loan or leasing arrangement, real property leasing arrangement, or debt financing, from a licensed commercial bank; provided however, with regard to any of the foregoing set forth in clauses (iv) through (vi), that (1) the primary purpose of such issuance is not to raise capital, (2) the purchasers or acquirers of the securities in such issuance do not include Company or any of its Subsidiaries and solely consists of either (w) the individuals actually providing the services, (x) the actual participants in such strategic alliance or strategic partnership, (y) the actual owners of such assets or securities acquired in such acquisition or merger or (z) the stockholders, partners or members of the foregoing Persons, (3) the number or amount of securities issued to such Person by the Company shall not be disproportionate to such Person’s actual participation in such strategic alliance or strategic partnership or ownership of such assets or securities to be acquired by the Company, or the value of services provided to the Company, as applicable, and (4) none of such Persons are an entity whose primary business is investing in securities, unless such entity has more than $1 billion in assets under management.

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M.          Approval. Company will file a preliminary proxy statement within 30 days of the Effective Date, and use its commercially reasonable best efforts to obtain stockholder approval of this Agreement, the Preferred Shares, the Warrant, and the issuance of the Conversion Shares, in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”) as soon as practicable after the Effective Date. Company, its board of directors, and each of its directors will vote all proxies given to them in favor of Approval.

N.          Principal Market. Company has submitted any necessary notification and supporting documentation required for the listing of all possible Conversion Shares with NYSE MKT and will use its commercially reasonable best efforts to obtain approval to list the Conversion Shares as soon as practicable.

O.          Restrictive Legend. The Securities have not been registered under the Act and may not be resold in the United States unless registered or an exemption from registration is available. Company is required to refuse to register any transfer of the Conversion Shares not made pursuant to registration under the Act or an available exemption from registration. Upon the issuance thereof, and only until such time as the same is no longer required under the applicable securities laws and regulations, the certificates representing any of the Securities will bear a legend in substantially the following form:

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, MAY NOT BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT OR AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE ACT. IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED unless in compliance with the ACT.

Certificates representing Conversion Shares will be issued without such legend or at Investor’s option issue electronic delivery at the applicable balance account at DTC, if either (i) the Conversion Shares are registered for resale under the Act, or (ii) Investor provides an opinion of its counsel to the effect that the Conversion Shares may be issued without restrictive legend.

P.          Warrant Exercise. Upon exercise pursuant to Section I.B. of the Warrant, Investor will pay Company the Purchase Price for the Warrant by wire transfer of immediately available funds.

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V.          Registration Statement.

A.           Filing.

1.          Company will at its sole cost and expense prepare and file with the Commission as promptly as practicable after the Effective Date, and in any event within 30 days, a Registration Statement (“Registration Statement”) on Form S-3 or, if Form S-3 is unavailable, Form S-1, registering the delayed and continuous resale of all Conversion Shares pursuant to Rule 415 under the Act, and will use reasonable best efforts to cause such Registration Statement to be declared effective under the Act as promptly as practicable, and to remain continuously effective until all Conversion Shares may be resold by Investor pursuant to Rule 144 without volume restrictions, manner-of-sale restrictions, or Company being in compliance with any current public information requirement (the “Registration Period”).

2.          If Company breaches its obligations under the preceding paragraph, it will file a Registration Statement as soon as practicable, but such obligation and filing will not operate to cure or excuse such breach. If at any time after the initial registration Statement is filed on Form S-3 or Form S-1, the Registration Statement does not remain effective, Company will use reasonable best efforts to amend the Registration Statement to continue effectiveness uninterrupted.

3.          Notwithstanding the foregoing registration obligations, if the Commission informs the Company that all of the Conversion Shares cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to use its commercially reasonable efforts to file amendments to the Registration Statement as required by the Commission, covering the maximum number of Conversion Shares permitted to be registered by the Commission, to register for resale the Conversion Shares as a secondary offering; provided, however, that prior to filing such amendment, the Company will use reasonably diligent efforts to advocate with the Commission for the registration of all of the Conversion Shares in accordance with Commission guidance.

B.           Procedures. In connection with the Registration Statement, Company will, as soon as reasonably practicable:

1.          Prepare and file with the Commission such pre-effective and post-effective amendments and supplements to the Registration Statement and the Prospectus used in connection with the Registration Statement, and file such reports under the Exchange Act, as may be necessary to cause the Registration Statement to become effective, to keep the Registration Statement continuously effective during the Registration Period and not misleading in any material respect, and as may otherwise be required or applicable under, and to comply with the provisions of, the Act with respect to the disposition of all Conversion Shares covered by the Registration Statement during the Registration Period.

2.          Furnish to Investor such number of copies of the Prospectus, and each amendment or supplement thereto, in conformity with the requirements of the Act, and such other documents as Investor may reasonably request in order to facilitate the disposition of Conversion Shares owned by it.

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3.          Notify Investor: (a) when a Prospectus or any Prospectus supplement or post-effective amendment is proposed to be filed and, with respect to any post-effective amendment, when the same has become effective, except for any filing to be made solely to incorporate by reference a Current Report on Form 8-K, Quarterly Report on Form 10-Q or Annual Report on Form 10-K to be filed with the Commission; (b) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to a Registration Statement or a Prospectus or for additional information; (c) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose; (d) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Conversion Shares for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (e) of the occurrence of any event or circumstance that makes any statement made in the Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or that requires the making of any changes in the Registration Statement, Prospectus or documents so that, in the case of a Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, in no event will any such notice contain any information which would constitute material, non-public information regarding the Company.

4.          Use reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of, any order suspending the effectiveness of the Registration Statement, or the lifting of any suspension of the qualification, or exemption from qualification, of any of the Conversion Shares for sale in any jurisdiction, at the earliest practicable moment.

5.          Incorporate in a Prospectus supplement or post-effective amendment such information as Investor reasonably requests be included therein regarding Investor or the plan of distribution of the Conversion Shares; and make all required filings of the Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received notification of such matters to be incorporated in such Prospectus supplement or post-effective amendment; provided, however, that the Company will not be required to take any action pursuant to this paragraph that would violate applicable law.

6.          Whenever necessary, prepare and deliver to Investor any required supplement or amendment, including a post-effective amendment, to the Registration Statement or a supplement to the Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document, including such reports as may be required to be filed under the Exchange Act, so that, as thereafter delivered, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

7.          Use reasonable best efforts to cause all Conversion Shares to be listed on the Trading Market or such other securities exchange or automated quotation system, if any, as is then the principal securities exchange or automated quotation system on which the Common Stock is then listed.

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            8.            Fully cooperate with the Transfer Agent, Investor and its brokers to facilitate the timely clearing and delivery of Conversion Shares to be sold pursuant to the Registration Statement free of any restrictive legends and in such denominations and registered in such names as Investor may reasonably request, including timely completion and delivery of all forms, documents and instruments requested by the Transfer Agent or any broker.

VI.          General Provisions.

A.          Notice. Unless a different time of day or method of delivery is specifically provided in the Transaction Documents, any and all notices or other communications or deliveries required or permitted to be provided hereunder will be in writing and will be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:00 p.m. Eastern time on a Trading Day and an electronic confirmation of delivery is received by the sender, (b) the next Trading Day after the date of transmission, if such notice or communication is delivered later than 5:00 p.m. Eastern time or on a day that is not a Trading Day, (c) the next Trading Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service, or (d) upon actual receipt by the party to whom such notice is required to be given. The addresses for such notices and communications are such other address as may be designated in writing, in the same manner, by such Person.

B.          Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Company and Investor or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement will be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor will any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.

C.          No Third-Party Beneficiaries. Except as otherwise set forth in Section IV.G, this Agreement and the Transaction Documents will inure solely to the benefit of the parties hereto, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person. Other than the Investor Parties described in Section IV.G,, a person who is not a party to this Agreement will not have any rights under the Contracts (Rights of Third Parties) Law, 2014 of the Cayman Islands to enforce any term of this Agreement or any Transaction Document.

D.          Fees and Expenses. Company has paid a flat rate documentation fee of $10,000 to Investor’s counsel incurred in connection with drafting this Agreement and the other Transaction Documents. Except as otherwise provided in this Agreement, each party will pay the fees and expenses of its own advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of the Transaction Documents. Company acknowledges and agrees that Investor’s counsel solely represents Investor, and does not represent Company or its interests in connection with the Transaction Documents or the transactions contemplated thereby. Company will pay all stamp and other taxes and duties, if any, levied in connection with the sale, issuance and delivery of the Securities to Investor.

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E.          Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement will not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Agreement.

F.          Replacement of Certificates. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, Company will issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances will also pay any reasonable third-party costs associated with the issuance of such replacement certificates.

G.          Governing Law. All matters between the parties, including without limitation questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents will be governed by and construed and enforced in accordance with the laws of the Cayman Islands, without regard to the principles of conflicts of law that would require or permit the application of the laws of any other jurisdiction, except for corporation law matters applicable to Company which will be governed by the corporate law of its jurisdiction of formation. The parties hereby waive all rights to a trial by jury. In any action, arbitration or proceeding, including appeal, arising out of or relating to any of the Transaction Documents or otherwise involving the parties, the prevailing party will be awarded its reasonable attorneys’ fees and other costs and expenses reasonably incurred in connection with the investigation, preparation, prosecution or defense of such action or proceeding.

H.          Arbitration. Any dispute, controversy, claim or action of any kind arising out of, relating to, or in connection with this Agreement, or in any way involving Company and Investor or their respective Affiliates, including any issues of arbitrability, will be resolved solely by final and binding arbitration in English before a retired judge at JAMS International, or its successor, in the Territory of the Virgin Islands, pursuant to the most expedited and Streamlined Arbitration Rules and procedures available. Any interim or final award may be entered and enforced by any court of competent jurisdiction. The final award will include the prevailing party’s reasonable arbitration, expert witness and attorney fees, costs and expenses. Notwithstanding the foregoing, Investor may in its sole discretion bring an action in the U.S. District Court for the District of Nevada or the Middle District of Florida in addition to, in lieu of, or in aid of arbitration.

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I.          Remedies. In addition to being entitled to exercise all rights provided herein or granted by law, including recovery of damages, each of Investor and Company will be entitled to specific performance under the Transaction Documents, and equitable and injunctive relief to prevent any actual or threatened breach under the Transaction Documents, to the full extent permitted under applicable laws. Without limitation of the foregoing, Company acknowledges that the rights and benefits of Investor pursuant to Section I.G.1. of the Certificate of Designations are unique and that no adequate remedy exists at law if Company breaches or fails timely perform any of its obligations thereunder, that it would be difficult to determine the amount of damages resulting therefrom, that it would cause irreparable injury to Investor, and that any potential harm to Company would be adequately and fully compensable with monetary damages. Accordingly, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim, preliminary and final injunctive relief to enforce the provisions thereof, including without limitation requiring Company and its transfer agent, attorneys, officers and directors to immediately take all actions necessary to issue and deliver the number of Conversion Shares stated by Investor, which requirements will not be stayed for any reason, without the necessity of posting any bond. Company hereby absolutely, unconditionally and irrevocably waives all objections and rights to oppose any motion, application or request by Investor to issue any number of Conversion Shares, and all rights to stay or appeal any resulting order, and any appeal by Company or on its behalf will be immediately and automatically dismissed. Nothing provided for in this provision will limit either party’s ability to recover monetary damages.

J.          Payment Set Aside. To the extent that Company makes a payment or payments to Investor pursuant to any Transaction Document or Investor enforces or exercises its rights thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to Company, a trustee, receiver or any other person under any law, including, without limitation, any bankruptcy law, state or federal law, common law or equitable cause of action, then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied will be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

K.          Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and will not be deemed to limit or affect any of the provisions hereof

L.          Time of the Essence. Time is of the essence with respect to all provisions of this Agreement.

M.          Survival. The representations and warranties contained herein will survive the Closing and the delivery of the Securities until all Preferred Shares and the entire Warrant issued to Investor have been converted, redeemed or exercised. Neither party will be under any obligation to update or supplement any of its representations or warranties following the Closing due to a change that occurred after the Closing.

N.          Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party will not be employed in the interpretation of the Transaction Documents or any amendments hereto. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party. All currency references in any Transaction Document are to U.S. dollars.

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O.          Further Assurances. Each party will take all further actions and execute all further documents as may be reasonably necessary to implement the provisions and carry out the intent of this Agreement fully and effectively.

P.          Execution. This Agreement may be executed in two or more counterparts, all of which when taken together will be considered one and the same agreement and will become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by portable document format, facsimile or electronic transmission, such signature will create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such signature page were an original thereof.

Q.          Entire Agreement. This Agreement, including the Exhibits hereto, which are hereby incorporated herein by reference, contains the entire agreement and understanding of the parties, and supersedes all prior and contemporaneous agreements, term sheets, letters, discussions, communications and understandings, both oral and written, which the parties acknowledge have been merged into this Agreement. No party, representative, advisor, attorney or agent has relied upon any collateral contract, agreement, assurance, promise, understanding, statement or representation not expressly set forth herein. The parties hereby absolutely, unconditionally and irrevocably waive all rights and remedies, at law and in equity, directly or indirectly arising out of or relating to, or which may arise as a result of, any Person’s reliance on any such statement or assurance.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized signatories on the Effective Date.

Company:

LUCAS ENERGY, INC.

By:

Name:

Title:

Investor:

Investor Name

By:

Name:

Title:

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Exhibit 1

Glossary of Defined Terms

“$” means the currency of the United States of America, in which all dollar amounts in the Transaction Documents will be expressed.

“Act” means the U.S. Securities Act of 1933, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Action” has the meaning set forth in Section III.A.4.

“Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with a Person, as such terms are used in and construed under Rule 144 under the Act.

“Agreement” means this Stock Purchase Agreement.

“Approval” has the meaning set forth in Section IV.M.

“Acquisition” has the meaning set forth in the Certificate of Designations.

“CATI” means CATI Operating LLC, a Texas limited liability company.

“Certificate of Designations” has the meaning set forth in Section II.B.1

“Closing” has the meaning set forth in Section II.D.

“Commission” means the U.S. Securities and Exchange Commission.

“Common Stock” means the Common Stock of Company and any replacement or substitute thereof, or any share capital into which such Common Stock will have been changed or any share capital resulting from a reclassification of such Common Stock.

“Company” has the meaning set forth in the first paragraph of the Agreement.

“Conversion Shares” includes all shares of Common Stock potentially issuable in relation to the Preferred Shares or Warrant, including Common Stock that must be issued upon conversion of any Preferred Shares or exercise of the Warrant, and Common Stock that must or may be issued in payment of any Dividends or Conversion Premium (as those terms are defined in the Certificate of Designations).

“Disclosure Schedules” means the disclosure schedules of Company delivered concurrently herewith. The Disclosure Schedules will contain no material non-public information.

“DTC” means The Depository Trust Company, or any successor performing substantially the same function for Company.

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“Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated by the Commission thereunder.

“Effective Date” has the meaning set forth in the first paragraph of the Agreement.

“GAAP” means U.S. generally accepted accounting principles applied on a consistent basis during the periods involved.

“Indebtedness” means (a) any liabilities for borrowed money or amounts owed in excess of $500,000, other than trade accounts payable incurred in the ordinary course of business, (b) all guaranties, endorsements and other contingent obligations in respect of Indebtedness of others, whether or not the same are or should be reflected in Company’s balance sheet, or the notes thereto, except guaranties by endorsement of negotiable instruments for deposit or collection or similar transactions in the ordinary course of business, and (c) the present value of any lease payments in excess of $500,000 due under leases required to be capitalized in accordance with GAAP. Indebtedness does not include any of the foregoing set forth in clauses (a) through (c) with respect to CATI.

“Intellectual Property Rights” has the meaning set forth in Section III.B.11.

“Legal Opinion” has the meaning set forth in Section I.B.3.

“Liens” means (a) a lien, charge, security interest or encumbrance in excess of $500,000, or (b) a right of first refusal, preemptive right or other restriction (other than restrictions under securities laws). Liens does not include any of the foregoing set forth in clauses (a) and (b) with respect to CATI

“Material Adverse Effect” includes any material adverse effect on (a) the legality, validity or enforceability of any Transaction Document, (b) the results of operations, assets, business, or financial condition of Company and the Subsidiaries, taken as a whole, which is not disclosed in the Public Reports prior to the Effective Date, (c) Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document, or (d) the sale, issuance, registration, listing and trading on the Trading Market of the Conversion Shares.

“Material Permits” has the meaning set forth in Section III.B.9.

“Officer’s Certificate” has the meaning set forth in Section II.B.4.

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government, or an agency or subdivision thereof, or other entity of any kind.

“Preferred Shares” means shares of Series C Redeemable Convertible Preferred Stock of the Company to be issued to Investor pursuant to this Agreement or any other agreement with Investor.

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“Public Reports” includes all reports filed by Company under the Act or the Exchange Act, including pursuant to Section 13(a) or 15(d) thereof, for the two full fiscal years preceding the Effective Date and thereafter.

“Purchase Amount” has the meaning set forth in Section II.A.1.

“Investor” has the meaning set forth in the first paragraph of the Agreement.

“Registration Statement” includes a then valid, current and effective Registration Statement registering all Conversion Shares for resale, including the prospectus therein, amendments and supplements to such Registration Statement or prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement, and any information contained or incorporated by reference in a prospectus filed with the Commission in connection with the Registration Statement, to the extent such information is deemed under the Act to be part of any registration statement.

“Regulation D” means Regulation D under the Securities Act and the rules promulgated by the Commission thereunder.

“Regulation S” means Regulation S under the Securities Act and the rules promulgated by the Commission thereunder.

“Secretary’s Certificate” has the meaning set forth in Section II.B.5.

“Securities” include the Preferred Shares, Warrant and Conversion Shares.

“Short Sale” means a “short sale” as defined in Rule 200 of Regulation SHO of the Exchange Act.

“Subsidiary” means any Person owned or controlled by the Company, or in which Company, directly or indirectly, owns a majority of the capital stock or similar interest that would be disclosable pursuant to Regulation S-K, Item 601(b)(21).

“Trading Day” means any day on which the Common Stock is traded on the Trading Market; provided that it will not include any day on which the Common Stock is (a) scheduled to trade for less than 5 hours, or (b) suspended from trading.

“Trading Market” has the meaning set forth in the Certificate of Designations.

“Transaction Documents” means this Agreement, the Certificate of Designations, the Warrant, and the other agreements, certificates and documents referenced herein or the form of which is attached hereto, and the exhibits, schedules and appendices hereto and thereto.

“Transfer Agent Instructions” has the meaning set forth in Section II.B.2.

“U.S. Person” has the meaning set forth in Regulation S.

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“Warrant” has the meaning set forth in Section II.B.6.

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Exhibit 2

Certificate of Designations

LUCAS ENERGY, INC.

CERTIFICATE OF DESIGNATIONS OF PREFERENCES, POWERS,
RIGHTS AND LIMITATIONS
OF
SERIES C REDEEMABLE CONVERTIBLE PREFERRED STOCK

The undersigned, ____________________ and ____________________, hereby certify that:

1.             The undersigned are the Chief Executive Officer and Chief Financial Officer, respectively, of Lucas Energy, Inc., a Nevada corporation (the “Corporation”);

2.             The Corporation is authorized to issue 10,000,000 shares of preferred stock, $0.001 par value, of which (i) 2,000 shares are designated as Series A convertible preferred stock, of which 500 shares are issued and outstanding, and (ii) ________ shares are designated as Series B redeemable convertible preferred stock (the “Series B Preferred Stock”), of which ______ shares are issued and outstanding; and

3.             The following resolutions were duly adopted by the Board of Directors:

WHEREAS, the Certificate of Incorporation of the Corporation provides for a class of its authorized stock known as preferred stock, comprised of 10,000,000 shares, $0.001 par value per share (the “Preferred Stock”), issuable from time to time in one or more series;

WHEREAS, the Board of Directors of the Corporation is authorized to fix the dividend rights, dividend rate, powers, voting rights, conversion rights, rights and terms of redemption and liquidation preferences of any wholly unissued series of Preferred Stock and the number of shares constituting any Series and the designation thereof, of any of them;

WHEREAS, it is the desire of the Board of Directors of the Corporation, pursuant to its authority as aforesaid and as set forth in this Certificate of Designations of Preferences, Powers, Rights and Limitations of Series C Redeemable Convertible Preferred Stock, to designate the rights, preferences, restrictions and other matters relating to the Series C Redeemable Convertible Preferred Stock, which will consist of up to 5,000 shares of the Preferred Stock which the Corporation has the authority to issue, as follows:

NOW, THEREFORE, BE IT RESOLVED, that the Board of Directors does hereby provide for the issuance of a series of Preferred Stock for cash, notes or exchange of other securities, rights or property and does hereby fix and determine the powers, rights, preferences, restrictions and other matters relating to such series of Preferred Stock as follows:

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I.          Terms of Preferred Stock.

A.            Designation and Amount. A series of Preferred Stock is hereby designated as the Corporation’s Series C Redeemable Convertible Preferred Stock, par value of $0.001 per share (the “Series C Preferred Stock”), the number of shares of which so designated are 5,000 shares of Series C Preferred Stock; which Series C Preferred Stock will not be subject to increase without any consent of the holders of the Series C Preferred Stock (each a “Holder” and collectively, the “Holders”) that may be required by applicable law.

B.            Ranking and Voting.

1.            Ranking. The Series C Preferred Stock will, with respect to dividend rights and rights upon liquidation, winding-up or dissolution, rank: (a) senior to the Corporation’s Common Stock, $0.001 par value per share (“Common Stock”); (b) pari passu with respect to the Series B Preferred Stock; (c) senior, pari passu or junior with respect to any other series of Preferred Stock, as set forth in the Certificate of Designations of Preferences, Powers, Rights and Limitations with respect to such Preferred Stock; and (d) junior to all existing and future indebtedness of the Corporation. Without the prior written consent of the Holders of a majority of the outstanding shares of Series C Preferred Stock (voting separately as a single class), the Corporation may not issue any additional shares of Series C Preferred Stock or, other than shares of Series B Preferred Stock issued in the Acquisition, any other Preferred Stock (other than the Series B Preferred Stock) that is pari passu or senior to the Series C Preferred Stock with respect to any rights for a period of 1 year after the earlier of such date (i) a registration statement is effective and available for the resale of all Conversion Shares, or (ii) Securities Act Rule 144 is available for the immediate unrestricted resale of all Conversion Shares.

2.            Voting. Except as required by applicable law or as set forth herein, the holders of shares of Series C Preferred Stock will have no right to vote on any matters, questions or proceedings of this Corporation including, without limitation, the election of directors except: (a) during a period where a dividend (or part of a dividend) is in arrears; (b) on a proposal to reduce the Company’s share capital; (c) on a resolution to approve the terms of a buy-back agreement; (d) on a proposal to wind up the Company; (e) on a proposal for the disposal of all or substantially all the Company’s property, business and undertaking; and (f) during the winding-up of the entity.

C.            Dividends.

1.            Commencing on the date of the issuance of any such shares of Series C Preferred Stock (each respectively an “Issuance Date”), each outstanding share of Series C Preferred Stock will accrue cumulative dividends (“Dividends”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Certificate of Designations (“Dividend Rate”), of the Face Value. Dividends will be payable with respect to any shares of Series C Preferred Stock upon any of the following: (a) upon redemption of such shares in accordance with Section I.F; (b) upon conversion of such shares in accordance with Section I.G; and (c) when, as and if otherwise declared by the board of directors of the Corporation.

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2.            Dividends, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Corporation’s sole and absolute discretion, immediately in cash; or (b) if Corporation notifies Holder it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Holder, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Certificate of Designations will be paid by wire transfer of immediately available funds to an account designated by Holder.

3.            So long as any shares of Series C Preferred Stock are outstanding, the Company will not repurchase shares of Common Stock other than as payment of the exercise or conversion price of a convertible security or payment of withholding tax, and no dividends or other distributions will be paid, declared or set apart with respect to any Common Stock, except for Purchase Rights.

D.            Protective Provision.

1.            So long as any shares of Series C Preferred Stock are outstanding, the Corporation will not, without the affirmative approval of the Holders of a majority of the shares of the Series C Preferred Stock then outstanding (voting separately as one class), (i) alter or change adversely the powers, preferences or rights given to the Series C Preferred Stock or alter or amend this Certificate of Designations, (ii) authorize or create any class of stock ranking as to distribution of dividends senior to the Series C Preferred Stock, (iii) amend its certificate of incorporation or other charter documents in breach of any of the provisions hereof, (iv) increase the authorized number of shares of Series C Preferred Stock or (v) enter into any agreement with respect to the foregoing.

2.            A “Deemed Liquidation Event” will mean: (a) a merger or consolidation in which the Corporation is a constituent party or a subsidiary of the Corporation is a constituent party and the Corporation issues shares of its capital stock pursuant to such merger or consolidation, except (i) any such merger or consolidation involving the Corporation or a subsidiary in which the Corporation is the surviving or resulting corporation, (ii) any merger effected exclusively to change the domicile of the Corporation, (iii) any transaction or series of transactions in which the holders of the voting securities of the Company outstanding immediately prior to such transaction continue to retain more than 50% of the total voting power of such surviving entity, or (iv) the Acquisition; (b) Corporation issues convertible or equity securities that are senior to the Series C Preferred Stock in any respect, (c) Holder does not receive the number of Conversion Shares stated in a Delivery Notice with 5 Trading Days of the Notice Time; (d) trading of the Common Stock is halted or suspended by the Trading Market or any U.S. governmental agency for 10 or more consecutive trading days; (e) the sale, lease, transfer, exclusive license or other disposition, in a single transaction or series of related transactions, by the Corporation or any subsidiary of the Corporation of all or substantially all the assets of the Corporation and its subsidiaries taken as a whole, or the sale or disposition (whether by merger or otherwise) of one or more subsidiaries of the Corporation if substantially all of the assets of the Corporation and its subsidiaries taken as a whole are held by such subsidiary or subsidiaries, except where such sale, lease, transfer, exclusive license or other disposition is to a wholly owned subsidiary of the Corporation.

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3.            The Corporation will not have the power to close or effect a voluntary Deemed Liquidation Event unless the agreement or plan of merger or consolidation for such transaction provides that the consideration payable to the stockholders of the Corporation will be allocated among the holders of capital stock of the Corporation in accordance with Section I.E, and the required amount is paid to Holder prior to or upon closing, effectuation or occurrence of the Deemed Liquidation Event.

E.             Liquidation.

1.            Upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Corporation, prior to any distribution or payment made to the holders of Preferred Stock or Common Stock by reason of their ownership thereof, the Holders of Series C Preferred Stock will be entitled to be paid out of the assets of the Corporation available for distribution to its stockholders an amount with respect to each share of Series C Preferred Stock equal to $10,000.00 (“Face Value”), plus an amount equal to any accrued but unpaid Dividends thereon (collectively with the Face Value, the “Liquidation Value”).

2.            If, upon any liquidation, dissolution or winding up of the Corporation, whether voluntary or involuntary, the amounts payable with respect to the shares of Series C Preferred Stock are not paid in full, the holders of shares of Series C Preferred Stock will share equally and ratably with the holders of shares of Preferred Stock and Common Stock in any distribution of assets of the Corporation in proportion to the liquidation preference and an amount equal to all accumulated and unpaid Dividends, if any, to which each such holder is entitled.

3.            If, upon any liquidation, dissolution or winding up of the Corporation, the assets of the Corporation will be insufficient to make payment in full to all Holders, then the assets distributable to the Holders will be distributed among the Holders at the time outstanding, ratably in proportion to the full amounts to which they would otherwise be respectively entitled.

F.             Redemption.

1.            Corporation’s Redemption Option. On the Dividend Maturity Date, the Corporation may redeem any or all shares of Series C Preferred Stock by paying Holder in cash an amount per share equal to 100% of the Liquidation Value for the shares redeemed.

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2.            Early Redemption. Prior to the Dividend Maturity Date, provided that no Trigger Event has occurred, the Corporation will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of the shares of Series C Preferred Stock then outstanding by paying Holder in cash an amount per share of Series C Preferred Stock (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Face Value, plus (b) the Conversion Premium, minus (c) any Dividends that have been paid, for each share of Series C Preferred Stock redeemed.

3.            Credit Risk Adjustment.

               a.          The Dividend Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

               b.          The Dividend Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Dividend Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

               c.          The adjusted Dividend Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Dividend, as applicable, and the amount of Dividends owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

4.            Mandatory Redemption. If the Corporation determines to liquidate, dissolve or wind-up its business and affairs, or upon closing or occurrence of any Deemed Liquidation Event, the Corporation will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the Series C Preferred Stock for cash, by wire transfer of immediately available funds to an account designated by Holder, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Dividend Maturity Date, or at the Liquidation Value if the event is on or after the Dividend Maturity Date.

5.            Mechanics of Redemption. In order to redeem any of the Holders’ Series C Preferred Stock then outstanding, the Corporation must deliver written notice (each, a “Redemption Notice”) to each Holder setting forth (a) the number of shares of Series C Preferred Stock that the Corporation is redeeming, (b) the applicable Dividend Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for a complete redemption, each Holder will promptly submit to the Corporation such Holder’s Series C Preferred Stock certificates. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Holder’s rights under Section I.G until after receipt of cash payment by Holder at the required time.

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G.           Conversion.

1.            Mechanics of Conversion.

a.          One or more shares of the Series C Preferred Stock may be converted, in part or in whole, into shares of Common Stock, at any time or times after the Issuance Date, in the sole and absolute discretion of Holder or, subject to the terms and conditions hereof, the Corporation; (i) if at the option of Holder, by delivery of one or more written notices to the Corporation or its transfer agent (each, a “Holder Conversion Notice”), of the Holder’s election to convert any or all of its Series C Preferred Stock; or (ii) if at the option of the Corporation, if the Equity Conditions are met, delivery of written notice to Holder (each, a “Corporation Conversion Notice,” with the Holder Conversion Notice, each a “Conversion Notice,” and with the Redemption Notice, each an “Initial Notice”), of the Corporation’s election to convert the Series C Preferred Stock.

b.          Each Delivery Notice will set forth the number of shares of Series C Preferred Stock being converted, the minimum number of Conversion Shares and the amount of Dividends and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

b.          If the Corporation notifies Holder by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Dividends or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Dividends and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

c.          As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Corporation will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Holder, and to the Corporation’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Corporation is approved through The Depository Trust Corporation (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Holder’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Corporation is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Holder or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Corporation will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

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d.          If during the Measurement Period the Holder is entitled to receive additional Conversion Shares with regard to an Initial Notice, Holder may at any time deliver one or more additional written notices to the Corporation or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.          If the Corporation for any reason does not issue or cause to be issued to the Holder within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Holder, as liquidated damages and not as a penalty, the Corporation will pay in cash to the Holder on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Holder on a timely basis and to which the Holder is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Corporation should have issued such shares to the Holder and the actual date of receipt of Conversion Shares by Holder. It is intended that the foregoing will serve to reasonably compensate Holder for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Holder to prove.

f.          Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Corporation’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Corporation’s obligations under these sections; and under no circumstances may the Corporation seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Holder.

g.          If for any reason whatsoever Holder does not timely receive the number of Conversion Shares stated in any Delivery Notice, Holder will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Corporation and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Holder, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Corporation may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of Series C Preferred Stock, but rather the Corporation will issue to Holder scrip or warrants registered on the books of the Corporation (certificated or uncertificated) which will entitle Holder to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Holder will not be required to deliver the original certificates for the Series C Preferred Stock in order to effect a conversion hereunder. The Corporation will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

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2.            Holder Conversion. In the event of a conversion of any Series C Preferred Stock pursuant to a Holder Conversion Notice, the Corporation will (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

3.            Corporation Conversion. The Corporation will have the right to send the Holder a Corporation Conversion Notice at any time in its sole and absolute discretion, if the Equity Conditions are met as of the time such Corporation Conversion Notice is given. Upon any conversion of any Series C Preferred Stock pursuant to a Corporation Conversion Notice, the Corporation will on the date of such notice (a) satisfy the payment of Dividends and Conversion Premium with respect to the shares of Series C Preferred Stock converted as provided in Section I.C.2, and (b) issue to the Holder of such Series C Preferred Stock a number of Conversion Shares equal to (i) the Face Value multiplied by (ii) the number of such Series C Preferred Stock subject to the Holder Conversion Notice divided by (iii) the applicable Conversion Price with respect to such Series C Preferred Stock; all in accordance with the procedures set forth in Section I.G.1.

4.            Stock Splits. If the Corporation at any time on or after the filing of this Certificate of Designations subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Corporation at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

5.            Rights. In addition to any adjustments pursuant to Section I.G.4, if at any time the Corporation grants, issues or sells any options, convertible securities or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which Holder could have acquired if Holder had held the number of shares of Common Stock acquirable upon conversion of all Preferred Stock held by Holder immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights.

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6.            Notices. The holders of shares of Series C Preferred Stock are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

7.            Definitions. The following terms will have the following meanings:

a.          “Adjustment Factor” means $0.10 per share of Common Stock.

b.          “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

c.          “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.          “Conversion Premium” for each share of Series C Preferred Stock means the Face Value, multiplied by the product of (i) the applicable Dividend Rate, and (ii) the number of whole years between the Issuance Date and the Dividend Maturity Date.

e.          “Conversion Price” means a price per share of Common Stock equal to $3.25 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.          “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Series C Preferred Stock.

g.          “Dividend Maturity Date” means the date that is 7 years after the Issuance Date.

h.          “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Corporation has delivered Conversion Shares upon all conversions or redemptions of the Series C Preferred Stock in accordance with their terms to the Holder on a timely basis; (iii) the Corporation will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Series C Preferred Stock without restriction; (iv) there has been a minimum of $5 million in aggregate trading volume over the last 20 consecutive Trading Days; (v) all shares of Common Stock to which Holder is entitled have been timely received into Holder’s designated account in electronic form fully cleared for trading; (vi) the Corporation otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vii) the Measuring Metric is at least $1.50; (viii) no Trigger Event will have occurred; (ix) the Corporation will have been assigned all right and title to the properties being acquired in the Acquisition, or cumulative assignments representing not less than 90% of the value of the assets described; and (x) the properties being assigned to the Corporation in the Acquisition will have daily production of not less than 700 barrels of oil equivalent per day as of the most recent production data available, not more than 75 days old.

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i.          “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Holder’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Series C Preferred Stock.

k.          “Maximum Triggering Level” means $3.75 per share of Common Stock.

l.          “Minimum Triggering Level” means $2.75 per share of Common Stock.

m.          “Spread Adjustment” means 100 basis points.

n.           “Stock Purchase Agreement” means the Stock Purchase Agreement or other agreement pursuant to which any share of Series C Preferred Stock is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

o.          “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

p.          “Trading Market” means the NYSE MKT or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

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7.            Issuance Limitation.

               a.          Beneficial Ownership. Notwithstanding any other provision, at no time may the Corporation issue shares of Common Stock to Holder which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Holder, would result in Holder owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Holder may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Corporation.. To the extent that any conversion would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Holder exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Holder or the Corporation.

                b.          Principal Market Regulation. Company will not issue any Conversion Shares under this Certificate of Designations, the Warrant issued to Holder on the Issuance Date, the Securities Purchase Agreement with Investor dated the Issuance Date, the Debenture or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE MKT rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”).

8.            Conversion at Maturity. On the Dividend Maturity Date, all remaining outstanding Series C Preferred Stock will automatically be converted into shares of Common Stock.

H.            Trigger Event.

1.            Any occurrence of any one or more of the following will constitute a “Trigger Event”:

                               (a)          Holder does not timely receive the number of Conversion Shares stated in any Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Corporation or Holder provides a legal opinion that shares may be issued without restrictive legend;

                               (b)          Any violation of or failure to timely perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

                               (c)          Any violation of or failure to perform any covenant or provision of this Certificate of Designations, the Stock Purchase Agreement, any Transaction Document or any other agreement with Holder, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

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                               (d)          Any representation or warranty made in the Securities Purchase Agreement, any Transaction Document or any other agreement with Holder will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

                               (e)          The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Corporation or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

                               (f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Holder sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

                               (g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

                               (h)         The Corporation notifies Holder, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice pursuant to this Certificate of Designations or any other agreement with Holder, at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Holder;

                               (i)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Corporation or any subsidiary other than CATI and, if instituted against the Corporation or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

                               (j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Corporation or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Corporation or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

                               (k)          A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Corporation or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

                               (l)          The Corporation does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

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                               (m)          Any regulatory, administrative or enforcement proceeding is initiated against Corporation or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

                               (n)          Any material provision of this Certificate of Designations shall at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Corporation or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Corporation or any subsidiary denies that it has any liability or obligation purported to be created under this Certificate of Designations.

             2.               It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Holder for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Corporation. The Corporation acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Holder to prove.

II.          General.

A.         Notices. Any and all notices to the Corporation will be addressed to the Corporation’s Chief Executive Officer at the Corporation’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Corporation to any Holder hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Holder at the electronic mail, facsimile telephone number or address of such Holder appearing on the books of the Corporation, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Holder. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

B.         Lost or Mutilated Preferred Stock Certificate. Upon receipt of evidence reasonably satisfactory to the Corporation (an affidavit of the registered Holder will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of any certificate evidencing shares of Series C Preferred Stock, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to the Corporation (provided that if the Holder is a financial institution or other institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, the Corporation will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

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C.         Headings. The headings contained herein are for convenience only, do not constitute a part of this Certificate of Designations and will not be deemed to limit or affect any of the provisions hereof.

RESOLVED, FURTHER, that the chairman, chief executive officer, chief financial officer, president or any vice-president, and the secretary or any assistant secretary, of the Corporation be and they hereby are authorized and directed to prepare and file a Designation of Preferences, Rights and Limitations of Series C Preferred Stock in accordance with the foregoing resolution and the provisions of Nevada law.

IN WITNESS WHEREOF, the undersigned have executed this Certificate this _____ day of __________ 2016.

Signed:

Name:

Title:	Chief Executive Officer

Signed:

Name:

Title:	Chief Financial Officer

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Exhibit 3

Form of Transfer Agent Instructions

[Letterhead of Company]

__________ ___, 2016

ClearTrust, LLC

16540 Pointe Village Drive #206

Lutz, FL 33558

Re:          Lucas Energy, Inc.

Ladies and Gentlemen:

In accordance with the Stock Purchase Agreement (“Agreement”), dated April 6, 2016, by and between Lucas Energy, Inc., a Nevada corporation (“Company”), and ____________________ (“Investor”), pursuant to which Company is required to issue and deliver shares of Series C Preferred Stock (“Preferred Shares”) and reserve, issue and deliver shares (“Shares”) of Company’s Common Stock (“Common Stock”) upon conversion of the Preferred Shares and exercise of the Warrant purchased by Investor, this will serve as our irrevocable, absolute and unconditional instruction, authorization and direction to you to (a) immediately issue the Preferred Shares and reserve _____ million Shares for issuance to Investor, (b) upon receipt of written notice, from either Company or from Investor with a copy to Company, reserve any additional Shares requested to be reserved by either Company or Investor, and (c) whenever either Company or Investor delivers written instructions to you with a copy of a Delivery Notice, immediately issue the Shares requested by either Company or Investor. Capitalized terms used herein without definition will have the respective meanings ascribed to them in the Agreement.

The Shares will remain in the created reserve until the earlier of their issuance or such date as both Investor and Company provide written instructions that the Shares or any part of them may be taken out of the reserve and will no longer be subject to the terms of these instructions.

Upon your receipt of an instruction from either Company or Investor, you are to process the instruction without delay in accordance with your Routine or Rush procedures, as specified, and use your commercially reasonable best efforts to issue and make available for delivery to Investor the number of Shares set forth in the Delivery Notice as soon as reasonably practicable, and in any event within 3 trading days after receipt of the conversion notice, either: (a) only if you receive written notice that the Registration Statement is not effective and neither Company nor Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing a restrictive legend; (b) only if Company is not approved through DTC, and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend, by delivering by overnight carrier to the address specified in the notice a physical certificate bearing no restrictive legend; or (c) if Company is DTC eligible and either Company or Investor provides an opinion of counsel to the effect that the Shares may be issued without restrictive legend, by issuing pursuant to the DTC Fast Automated Securities Transfer (FAST) Program, crediting to Investor’s or its designee’s balance account with DTC through its Deposit Withdrawal At Custodian (DWAC) system, and notifying Investor to cause its bank or broker to initiate the transaction through the DWAC system.

Company and Investor understand that in order to issue unrestricted stock ClearTrust LLC will need to be able to verify on www.sec.gov that a valid registration of the shares is available. If a registration is not effective the following items will be required to issue unrestricted shares pursuant an exemption to registration: (a) an opinion of counsel of Company or Investor, in form, substance and scope customary for opinions of counsel in comparable transactions (and reasonably satisfactory to the transfer agent in accordance with standard industry custom and practice), (b) a seller’s representation letter, and (c) with respect to the Warrant, a copy thereof and proof of payment of payment for the issued security.

Company hereby confirms that the Shares should not be subject to any stop-transfer restrictions and will otherwise be freely transferable on the books and records of Company, and if the Shares are certificated, the certificates will not bear any legend restricting transfer of the Shares represented thereby, if a legal opinion is provided as set forth in the preceding paragraph.

Company hereby confirms that no instructions other than as contemplated herein will or may be given to you by Company with respect to the Shares. Company may not instruct you to disregard any reserve or Delivery Notice and you may not do so. You are to comply promptly with any Delivery Notice or share reservation notice received from Investor, notwithstanding any contrary instructions from Company.

Company will not replace you as Company’s transfer agent, until a reputable registered transfer agent has agreed in writing to serve as Company’s transfer agent and to be bound by all terms and conditions of this letter agreement. In the event that you resign as Company’s transfer agent, Company will engage a suitable replacement reputable registered transfer agent that will agree to serve as transfer agent for Company and be bound by the terms and conditions of these irrevocable instructions as soon as practicable and in any event within 3 Trading Days. You may not disclose any information, deliver any documents, or transfer any files to any successor transfer agent until after Investor acknowledges in writing that a suitable successor transfer agent has agreed in writing to be bound by the terms and conditions of these instructions.

Company and Investor understand that ClearTrust, LLC will need payment of transfer agent fees prior to completing conversion(s). ClearTrust, LLC will not be responsible for processing conversions prior to payment of transfer fees not to exceed $150.00 plus shipping fees per conversion request for Routine processing (within 3 business days) or $250.00 plus shipping fees for Rush processing (within 24 hours).

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Investor and Company understand that ClearTrust, LLC will not be required to perform any issuances or transfers of shares if (a) the request violates, or would be in violation of, any terms of the Transfer Agent Agreement, (b) such an issuance or transfer of shares be in violation of any state or federal securities laws or regulation or (c) the issuance or transfer of shares be prohibited or stopped as required or directed by a court order. If the Company informs you that there is a court order stopping issuances and provides you with a certified copy of the order, once received, you will not be obligated to perform any issuances related to the Note and this agreement that are prohibited by the court order.

Company and you hereby acknowledge and confirm that complying with the terms of these instructions does not and will not prohibit you from satisfying any and all fiduciary responsibilities and duties you may owe to Company.

Company will indemnify you and your officers, directors, principals, partners, advisors, attorneys, agents and representatives, and hold each of them harmless from and against any and all loss, cost, liability, damage, claim or expense (including the reasonable fees and disbursements of attorneys) incurred by or asserted against you or any of them arising out of or in connection with complying with any Delivery Notice or any other instruction from Investor, except that Company will not be liable hereunder for any failure by you to comply with a Delivery Notice or any other instructions from Investor, or as to amounts in respect of which it is finally determined by a court of competent jurisdiction to be due solely to your fraud, willful misconduct or gross negligence. You are entitled to indemnity and will have no liability to Company in respect of any action taken in compliance with any Delivery Notice or instruction from Investor, notwithstanding any contrary instructions from Company. Accordingly, you will have no duty or obligation to confirm the accuracy of any calculations or information set forth in any Delivery Notice submitted by the Investor.

Investor is intended to be and is a third party beneficiary hereof, and no amendment or modification to the instructions set forth herein may be made without the prior written consent of Investor. The above instructions cannot be revoked, cancelled or modified without prior written approval of Investor.

The Board of Directors of Company has approved the foregoing irrevocable instructions and does hereby extend Company’s irrevocable agreement to indemnify your firm for all loss, liability or expense in carrying out the authority and direction herein contained on the terms herein set forth. You have not previously received contrary instructions from Company or its agents, nor are you aware of any facts or circumstances that would make the transaction improper or illegal under applicable laws or regulations.

The terms of this letter will be governed by the laws of the State of Florida without regard to the conflicts of laws principles thereof, and any action arising out of or relating to these instructions by be filed in Hillsborough County District Court or the U.S. District Court for the Florida Middle District.

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IN WITNESS WHEREOF, the parties have caused this letter agreement regarding Transfer Agent Instructions to be duly executed and delivered as of the date first written above.

LUCAS ENERGY, INC.

By:

Name:

Title:

ACCEPTED AND AGREED:

CLEARTRUST, LLC

By:

Name:

Title:

4

Appendix I

Form of Delivery Notice

DELIVERY NOTICE

Reference is made to the Series C Preferred Stock (“Preferred”) issued by Lucas Energy, Inc., a Nevada corporation (“Company”) to the Investor named below pursuant to the Stock Purchase Agreement dated April 6, 2016. In accordance with and pursuant to the Certificate of Designations for the Preferred, Investor hereby converts the number of shares of Preferred stated below into shares of Common Stock (“Common Stock”) of Company, as of the date and time first stated below.

Notice Time:	XX/XX/20XX, XX:XX x.m. Eastern time

Preferred Shares to be converted:	XX ($10,000 per share)

Conversion Price:	$3.25

Number of shares of Common Stock to be issued for Conversion:	XX,XXX

Relevant Dividend Rate:	X% based on VWAP of $X.XX on XX/XX/20XX

Conversion Premium:	$X,XXX.00

Conversion Premium amount paid in cash:	$0.00

Estimated lowest daily VWAP during Measurement Period, or lowest sales price on last
day of Measurement Period:	$X.XX

Estimated Conversion Premium price per share:	$X.XX

Estimated number of shares of Common Stock to be issued for Conversion
Premium:	XX,XXX

Estimated total shares of Common Stock to be issued:	XX,XXX

Prior Common Stock issuances related to this Delivery Notice:	0

Shares of Common Stock to be issued now, subject to 4.99% issuance
limitation:	XX,XXX

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Please issue the Common Stock being converted via DWAC in the following name and to the following broker(s), and notify when Company’s transfer agent is ready for broker to initiate DWAC:

Shares:	XX,XXX
Issue to:	INVESTOR NAME
Broker:	BROKER NAME
Address:	BROKER ADDRESS
Account #:	XXX-XXX
DTC#	XXXX
Contact:	NAME AND TELEPHONE

Shares:	XX,XXX
Issue to:	INVESTOR NAME
Broker:	BROKER NAME
Address:	BROKER ADDRESS
Account #:	XXX-XXX
DTC#	XXXX
Contact:	NAME AND TELEPHONE

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Exhibit 4

Form of Officer’s Certificate

LUCAS ENERGY, INC.

__________ ___, 2016

The undersigned hereby certifies that:

The undersigned is the duly appointed Chief Executive Officer of Lucas Energy, Inc., a Nevada corporation (“Company”).

This Officer’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated April 6, 2016, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

The representations and warranties of Company set forth in Sections III.A and III.B of the Agreement are true and correct in all material respects as if made on the above date (except for any representations and warranties that are expressly made as of a particular date, in which case such representations and warranties will be true and correct in all material respects as of such particular date), and no default has occurred under the Agreement, or any other agreement with Investor or any Affiliate of Investor.

Company is not, and will not be as a result of the Closing, in default of the Agreement, any other agreement with Investor or any Affiliate of Investor.

All of the conditions to the Closing required to be satisfied by Company prior to the Closing have been satisfied in their entirety.

IN WITNESS WHEREOF, the undersigned has executed this Officer’s Certificate as of the date set forth above.

Signed:

Name:

Title:

Exhibit 5

Form of Secretary’s Certificate

__________ ___, 2016

The undersigned hereby certifies that:

The undersigned is the duly appointed Secretary of Lucas Energy, Inc., a Nevada corporation (the “Company”).

This Secretary’s Certificate (“Certificate”) is being delivered to ____________________ (“Investor”), by Company, to fulfill the requirement under the Stock Purchase Agreement, dated April 6, 2016, between Investor and Company (“Agreement”). Terms used and not defined in this Certificate have the meanings set forth in the Agreement.

Attached hereto as Exhibit “A” is a true, correct and complete copy of the Certificate of Incorporation of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “B” is a true, correct and complete copy of the Bylaws of Company, as in effect on the Effective Date.

Attached hereto as Exhibit “C” is a true, correct and complete copy of the resolutions of the Board of Directors of Company authorizing the Agreement, the Transaction Documents, and the transactions contemplated thereby. Such resolutions have not been amended or rescinded and remain in full force and effect as of the date hereof.

IN WITNESS WHEREOF, the undersigned has executed this Secretary’s Certificate as of the date set forth above.

Signed:

Name:

Title:

Exhibit 6

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH WILL BE REASONABLY ACCEPTABLE TO THE COMPANY. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

LUCAS, ENERGY, INC.

COMMON STOCK PURCHASE WARRANT

Warrant Shares: 1,111,112	Issuance Date: __________ ___, 2016 Expiration Date: March 31, 2017

This Common Stock Purchase Warrant (“Warrant”) certifies that, for value received, ____________________ (“Investor”) is entitled and obligated, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, to subscribe for and purchase from Lucas Energy, Inc., a Nevada corporation (“Company”), 1,111,112 shares (as subject to adjustment hereunder, “Warrant Shares”) of Common Stock, at an exercise price equal to $4.50, subject to adjustment hereunder (“Conversion Price”) per share of Common Stock, for total aggregate purchase price of $5,000,000.00 (“Purchase Price”).

I.             Warrant.

A.          Issuance. This Warrant is issued pursuant to that certain Securities Purchase Agreement (“Agreement”) of even date herewith. Capitalized terms not otherwise defined herein will have the meanings defined in the Agreement.

B.          Exercise. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time, from time to time, after the Issuance Date and before the Expiration Date, by mutual agreement of Investor and Company before or after delivery to or from Investor or Company (or such other office or agency of Company as it may designate by notice in writing to Investor) of a Conversion Notice, and Investor paying Company the Purchase Price by wire transfer of immediately available funds before or within 3 Trading Days after the Notice Time. No ink-original Delivery Notice will be required, nor will any medallion guarantee (or other type of guarantee or notarization) of any Delivery Notice form be required. Investor will not be required to physically surrender this Warrant to Company.

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C.          No Transfer of Warrant. This Warrant is non-transferable and may not be sold, transferred or assigned by Investor.

D.          No Cashless Exercise. No cashless exercise of this Warrant will be permitted.

E.          Liquidation. Upon any liquidation, dissolution or winding up of the Company, whether voluntary or involuntary, after payment or provision for payment of debts and other liabilities of the Company, prior to any distribution or payment made to the holders of Common Stock or Preferred Stock by reason of their ownership thereof, Investor will be entitled to be paid out of the assets of the Company available for distribution an amount with respect to any unexercised portion of this Warrant equal to the Purchase Price for such unexercised portion of this Warrant, plus an amount equal to any accrued but unpaid Premium thereon (collectively with the Purchase Price, the “Liquidation Value”). The Liquidation Value, and upon any redemption of this Warrant pursuant to Section I.F, the Maturity Redemption Price, Early Redemption Price, or Liquidation Value, as applicable, will be reduced by the amount of any unpaid Purchase Price, and any Premium or Conversion Premium with respect thereto, whether or not required to be paid. By way of example, if Investor has paid none of the Purchase Price, the Maturity Redemption Price, Early Redemption Price and Liquidation Value will be zero.

F.           Redemption.

1.          Company’s Redemption Option. On the Warrant Maturity Date, the Company may redeem the entire unexercised portion of this Warrant by paying Investor in cash an amount per share equal to 100% of the Purchase Price for such unexercised portion of this Warrant (the “Maturity Redemption Price”).

2.          Early Redemption. Prior to the Warrant Maturity Date, provided that no Trigger Event has occurred, the Company will have the right at any time upon 30 Trading Days’ prior written notice, in its sole and absolute discretion, to redeem all or any portion of this Warrant then outstanding by paying Investor in cash an amount (the “Early Redemption Price”) equal to the sum of the following: (a) 100% of the Purchase Price for such unexercised portion of this Warrant, plus (b) the Conversion Premium thereon, minus (c) any Premium thereon that has been paid.

3.          Credit Risk Adjustment.

             a.          Premium.

                                          i.          Commencing on the date of the issuance of this Warrant (“Issuance Date”), this Warrant will accrue a premium (“Premium”), at a rate equal to 6.0% per annum, subject to adjustment as provided in this Warrant (“Premium Rate”), of the Purchase Price. The Premium will be payable with respect to any part of this Warrant upon any of the following: (a) upon redemption of such part in accordance with Section I.F; and (b) upon conversion of such part in accordance with Section I.G.

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ii.           Premium, as well as any applicable Conversion Premium payable hereunder, will be paid: (a) in the Company’s sole and absolute discretion, immediately in cash; or (b) if Company notifies Investor it will not pay all or any portion in cash, or to the extent cash is not paid and received as soon as practicable, and in any event within 1 Trading Day after the Notice Time, for any reason whatsoever, in shares of Common Stock valued at (i) if there has never been a Trigger Event, (A) 95.0% of the average of the 5 lowest individual daily volume weighted average prices of the Common Stock on the Trading Market during the applicable Measurement Period, which may be non-consecutive, less $0.05 per share of Common Stock, not to exceed (B) 100% of the lowest sales price on the last day of such Measurement Period less $0.05 per share of Common Stock (ii) following any Trigger Event, (A) 85.0% of the lowest daily volume weighted average price during any Measurement Period for any conversion by Investor, less $0.10 per share of Common Stock, not to exceed (B) 85.0% of the lowest sales price on the last day of any Measurement Period, less $0.10 per share of Common Stock. In no event will the value of Common Stock pursuant to the foregoing be below the par value per share. All amounts that are required or permitted to be paid in cash pursuant to this Warrant will be paid by wire transfer of immediately available funds to an account designated by Investor.

iii.          The Premium Rate will adjust downward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric rises above the Maximum Triggering Level, down to a minimum of 0.0%.

iv.           The Premium Rate will adjust upward by an amount equal to the Spread Adjustment for each amount, if any, equal to the Adjustment Factor that the Measuring Metric falls below the Minimum Triggering Level, up to a maximum of 24.95%. In addition, the Premium Rate will adjust upward by 10.0% following the occurrence of any Trigger Event.

v.            The adjusted Premium Rate used for calculation of the Liquidation Value, Conversion Premium, Early Redemption Price and Premium, as applicable, and the amount of Premium owed will be calculated and determined based upon the Measuring Metric at close of the Trading Market immediately prior to the Notice Time.

4.          Mandatory Redemption. If the Company determines to liquidate, dissolve or wind-up its business and affairs, the Company will prior to or concurrently with the closing, effectuation or occurrence any such action, redeem the entire unexercised portion of this Warrant for cash, by wire transfer of immediately available funds to an account designated by Investor, at the Early Redemption Price set forth in Section I.F.2 if the event is prior to the Warrant Maturity Date, or at the Liquidation Value if the event is on or after the Warrant Maturity Date.

5.          Mechanics of Redemption. In order to redeem all or any portion of the Warrant then outstanding, the Company must deliver written notice (each, a “Redemption Notice”) to Investor setting forth (a) the portion of this Warrant that the Company is redeeming, (b) the applicable Premium Rate, Liquidation Value and Early Redemption Price, and (c) the calculation of the amount paid. Upon receipt of full payment in cash for a complete redemption, Investor will promptly submit to the Company the original Warrant. In connection with a mandatory redemption, the notice will be delivered as soon as the number of shares can be determined, and in all other instances at least 30 Trading Days prior to payment. For the avoidance of doubt, the delivery of a Redemption Notice will not affect Investor’s rights under Section I.G until after receipt of cash payment by Investor at the required time.

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G.          Exercise.

1.           Mechanics of Exercise.

a.          Promptly upon the occurrence of any exercise provided for in Section I.B., Investor will deliver a written notice to the Company and its transfer agent (“Conversion Notice” and with the Redemption Notice, each an “Initial Notice”) of the exercise of this Warrant.

b.          Each Delivery Notice will set forth the amount of Warrant being converted, the minimum number of Conversion Shares and the amount of Premium and any applicable Conversion Premium due as of the time the Delivery Notice is given (the “Notice Time”), and the calculation thereof.

b.          If the Company notifies Investor by 10:00 a.m. Eastern time on the Trading Day after the Notice Time that it is paying all or any portion of Premium or Conversion Premium, and actually pays in cash by the next Trading Day, time being of the essence, the full amount of Premium and Conversion Premium stated in the Delivery Notice, no further amount will be due with respect thereto.

c.          As soon as practicable, and in any event within 1 Trading Day of the Notice Time, time being of the essence, the Company will do all of the following: (i) transmit the Delivery Notice by facsimile or electronic mail to the Investor, and to the Company’s transfer agent (the “Transfer Agent”) with instructions to comply with the Delivery Notice; (ii) either (A) if the Company is approved through The Depository Trust Company (“DTC”), authorize and instruct the credit by the Transfer Agent the aggregate number of Conversion Shares set forth in the Delivery Notice, to Investor’s or its designee’s balance account with the DTC Fast Automated Securities Transfer (FAST) Program, through its Deposit/Withdrawal at Custodian (DWAC) system, or (B) only if the Company is not approved through DTC, issue and surrender to a common carrier for overnight delivery to the address as specified in the Delivery Notice a certificate registered in the name of Investor or its designee, for the number of Conversion Shares set forth in the Delivery Notice, bearing no restrictive legend unless a registration statement covering the Conversion Shares is not effective and neither Company nor Investor provides an opinion of counsel to the effect that Conversion Shares may be issued without restrictive legend; and (iii) if it contends that the Delivery Notice is in any way incorrect, a through explanation of why and its own calculation, or the Delivery Notice will conclusively be deemed correct for all purposes. The Company will at all times diligently take or cause to be taken all actions reasonably necessary to cause the Conversion Shares to be issued as soon as practicable.

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d.          If during the Measurement Period the Investor is entitled to receive additional Conversion Shares with regard to an Initial Notice, Investor may at any time deliver one or more additional written notices to the Company or its transfer agent (each, an “Additional Notice” and with the Initial Notice, each a “Delivery Notice”) setting forth the additional number of Conversion Shares to be delivered, and the calculation thereof.

e.          If the Company for any reason does not issue or cause to be issued to the Investor within 3 Trading Days after the date of a Delivery Notice, the number of Conversion Shares stated in the Delivery Notice, then, in addition to all other remedies available to the Investor, as liquidated damages and not as a penalty, the Company will pay in cash to the Investor on each day after such 3rd Trading Day that the issuance of such Conversion Shares is not timely effected an amount equal to 2% of the product of (i) the aggregate number of Conversion Shares not issued to the Investor on a timely basis and to which the Investor is entitled and (ii) the highest Closing Price of the Common Stock between the date on which the Company should have issued such shares to the Investor and the actual date of receipt of Conversion Shares by Investor. It is intended that the foregoing will serve to reasonably compensate Investor for any delay in delivery of Conversion Shares, and not as punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from delay in delivery are difficult to estimate and would be difficult for Investor to prove.

f.          Notwithstanding any other provision: all of the requirements of Section I.F and this Section I.G are each independent covenants; the Company’s obligations to issue and deliver Conversion Shares upon any Delivery Notice are absolute, unconditional and irrevocable; any breach or alleged breach of any representation or agreement, or any violation or alleged violation of any law or regulation, by any party or any other person will not excuse full and timely performance of any of the Company’s obligations under these sections; and under no circumstances may the Company seek or obtain any temporary, interim or preliminary injunctive or equitable relief to prevent or interfere with any issuance of Conversion Shares to Investor.

g.          If for any reason whatsoever Investor does not timely receive the number of Conversion Shares stated in any Delivery Notice, Investor will be entitled to a compulsory remedy of immediate specific performance, temporary, interim and, preliminary and final injunctive relief requiring Company and its transfer agent, attorneys, officers and directors to immediately issue and deliver the number of Conversion Shares stated by Investor, which requirement will not be stayed for any reason, without the necessity of posting any bond, and which Company may not seek to stay or appeal.

h.          No fractional shares of Common Stock are to be issued upon conversion of this Warrant, but rather the Company will issue to Investor scrip or warrants registered on the books of the Company (certificated or uncertificated) which will entitle Investor to receive a full share upon the surrender of such scrip or warrants aggregating a full share. The Investor will not be required to deliver the original Warrant in order to effect a conversion hereunder. The Company will pay any and all taxes which may be payable with respect to the issuance and delivery of any Conversion Shares.

2.            Exercise. Upon receipt of the Conversion Notice, the Company will (a) satisfy the payment of Premium and Conversion Premium as provided in Section I.F.3.a.ii, and (b) issue to Investor a number of Conversion Shares equal to (i) the Purchase Price of the portion converted divided by (ii) the applicable Conversion Price with respect to such portion of the Warrant; all in accordance with the procedures set forth in Section I.G.1.

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3.          Stock Splits. If the Company at any time on or after the filing of this Warrant subdivides (by any stock split, stock dividend, recapitalization or otherwise) one or more classes of its outstanding shares of Common Stock into a greater number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such subdivision will be proportionately reduced and the number of shares of Common Stock issuable will be proportionately increased. If the Company at any time on or after such Issuance Date combines (by combination, reverse stock split or otherwise) one or more classes of its outstanding shares of Common Stock into a smaller number of shares, the applicable Conversion Price, Adjustment Factor, Maximum Triggering Level, Minimum Triggering Level, and other share based metrics in effect immediately prior to such combination will be proportionately increased and the number of Conversion Shares will be proportionately decreased. Any adjustment under this Section will become effective at the close of business on the date the subdivision or combination becomes effective.

4.            Notices. The holders of shares of Warrant are entitled to the same rights as the holders of Common Stock with respect to rights to receive notices, reports and audited accounts from the Company and with respect to attending stockholder meetings.

5.            Definitions. The following terms will have the following meanings:

a.          “Adjustment Factor” means $0.10 per share of Common Stock.

b.          “Acquisition” means the closing of the acquisition of assets contemplated by that certain Asset Purchase Agreement dated December 30, 2015 between Company and the sellers named therein, as disclosed in the current report on Form 8-K filed with the Securities & Exchange Commission on December 31, 2015.

c.          “Closing Price” means, for any security as of any date, the last closing bid price for such security on the Trading Market, or, if the Trading Market begins to operate on an extended hours basis and does not designate the closing bid price, then the last bid price of such security prior to 4:00 p.m., Eastern time, or, if the Trading Market is not the principal securities exchange or trading market for such security, the last closing bid price of such security on the principal securities exchange or trading market where such security is listed or traded, or if the foregoing do not apply, the last closing bid price of such security in the over-the-counter market on the electronic bulletin board for such security, or, if no closing bid price is reported for such security, the average of the bid prices of any market makers for such security as reported in the “pink sheets” by Pink Sheets LLC (formerly the National Quotation Bureau, Inc.).

d.          “Conversion Premium” for each portion of Warrant means the Purchase Price, multiplied by the product of (i) the applicable Premium Rate, and (ii) the number of whole years between the Issuance Date and the Warrant Maturity Date.

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e.          “Conversion Price” means a price per share of Common Stock equal to $4.50 per share of Common Stock, subject to adjustment as otherwise provided herein.

f.          “Conversion Shares” means all shares of Common Stock that are required to be or may be issued upon conversion of Warrant.

g.          “Equity Conditions” means on each day during the Measurement Period, (i) the Common Stock is not under chill or freeze from DTC, the Common Stock is designated for trading on OTCQB or higher market and will not have been suspended from trading on such market, and delisting or suspension by the Trading Market has not been threatened or pending, either in writing by such market or because Company has fallen below the then effective minimum listing maintenance requirements of such market; (ii) the Company has delivered Conversion Shares upon all conversions or redemptions of the Warrant in accordance with their terms to the Investor on a timely basis; (iii) the Company will have no knowledge of any fact that would cause both of the following (A) a registration statement not to be effective and available for the resale of all Conversion Shares, and (B) Section 3(a)(9) under the Securities Act of 1933, as amended, not to be available for the issuance of all Conversion Shares, or Regulation S or Securities Act Rule 144 not to be available for the resale of all the Conversion Shares underlying the Warrant without restriction; (iv) all shares of Common Stock to which Investor is entitled have been timely received into Investor’s designated account in electronic form fully cleared for trading; (v) the Company otherwise will have been in compliance with and will not have breached any provision, covenant, representation or warranty of any Transaction Document; (vi) the Measuring Metric is at least $1.00.

h.          “Warrant Maturity Date” means the date that is 7 years after the Issuance Date.

i.           “Measurement Period” means the period beginning, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, before the Notice Date, and ending, if no Trigger Event has occurred 30 Trading Days, and if a Trigger Event has occurred 60 Trading Days, after the number of Conversion Shares stated in the initial Notice have actually been received into Investor’s designated brokerage account in electronic form and fully cleared for trading; provided that for each day during the Measurement Period on which less than all of the conditions set forth in Section I.G.6.h exist, 1 Trading Day will be added to what otherwise would have been the end of the Measurement Period.

j.           “Measuring Metric” means the volume weighted average price of the Common Stock on any Trading Day following the Issuance Date of the Warrant.

k.          “Maximum Triggering Level” means $5.00 per share of Common Stock.

l.          “Minimum Triggering Level” means $4.00 per share of Common Stock.

m.          “Spread Adjustment” means 100 basis points.

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n.           “Securities Purchase Agreement” means the Securities Purchase Agreement or other agreement pursuant to which the Warrant is issued, including all exhibits thereto and all related Transaction Documents as defined therein.

o.          “Trading Day” means any day on which the Common Stock is traded on the Trading Market.

p.          “Trading Market” means the NYSE MKT or whatever is at the applicable time, the principal U.S. trading exchange or market for the Common Stock. All Trading Market data will be measured as provided by the appropriate function of the Bloomberg Professional service of Bloomberg Financial Markets or its successor performing similar functions.

7.            Issuance Limitations.

a.           Beneficial Ownership. Notwithstanding any other provision, at no time may the Company issue shares of Common Stock to Investor which, when aggregated with all other shares of Common Stock then deemed beneficially owned by Investor, would result in Investor owning more than 4.99% of all Common Stock outstanding immediately after giving effect to such issuance, as determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder; provided, however, that Investor may increase such amount to 9.99% upon not less than 61 days’ prior notice to the Company. To the extent that any exercise would otherwise result in exceeding the beneficial ownership limitation set forth in the preceding sentence, the Delivery Notice will specify the number of shares that may be delivered without exceeding the limitation, and any issuance beyond such extent will be held in abeyance until such time as it would not result in Investor exceeding the beneficial ownership limitation. No provision of this paragraph may be waived by Investor or the Company.

b.              Principal Market Regulation. Company will not issue any Conversion Shares under this Warrant, the Series C Preferred Stock issued to Holder on the Issuance Date, the Securities Purchase Agreement with Investor dated the Issuance Date, the Debenture or the Common Stock Purchase Warrant issued to Investor pursuant thereto, if the issuance would exceed the aggregate number of shares of Common Stock the Company may issue without breaching Company’s obligations under NYSE MKT rules, except that such limitation will not apply following stockholder approval in accordance with the requirements of NYSE MKT rules or a waiver from NYSE MKT (“Approval”).

H.          Trigger Event.

1.            Any occurrence of any one or more of the following will constitute a “Trigger Event”:

(a)          Investor does not timely receive the number of Conversion Shares stated in any Conversion Notice pursuant to this Warrant or any other agreement with Investor for any reason whatsoever, time being of the essence, including without limitation the issuance of restricted shares if counsel for Company or Investor provides a legal opinion that shares may be issued without restrictive legend;

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(b)          Any violation of or failure to timely perform any covenant or provision of this Warrant, the Stock Purchase Agreement, any Transaction Document or any other agreement with Investor, related to payment of cash, registration or delivery of Conversion Shares, time being of the essence;

(c)          Any violation of or failure to perform any covenant or provision of this Warrant, the Securities Purchase Agreement, any Transaction Document or any other agreement with Investor, which in the case of a default that is curable, is not related to payment of cash, registration or delivery of Conversion Shares, and has not occurred before, is not cured within 5 Trading Days of written notice thereof;

(d)          Any representation or warranty made in the Stock Purchase Agreement, any Transaction Document or any other agreement with Investor will be untrue, incorrect, or misleading in any material respect as of the date when made or deemed made;

(e)          The occurrence of any default or event of default under any material agreement, lease, document or instrument to which the Company or any subsidiary other than CATI Operating LLC, a Texas limited liability company (“CATI”) is obligated, including without limitation of an aggregate of at least $500,000 of indebtedness;

(f)          While any Registration Statement is required to be maintained effective, the effectiveness of the Registration Statement lapses for any reason, including, without limitation, the issuance of a stop order, or the Registration Statement, or the prospectus contained therein, is unavailable to Investor sale of all Conversion Shares for any 5 or more Trading Days, which may be non-consecutive;

(g)          The suspension from trading or the failure of the Common Stock to be trading or listed on the Trading Market;

(h)           The Company notifies Investor, including without limitation, by way of public announcement or through any of its attorneys, agents or representatives, of its intention not to comply, as required, with a Conversion Notice under this Warrant or any other agreement with Investor at any time, including without limitation any objection or instruction to its transfer agent not to comply with any notice from Investor;

(i)          Bankruptcy, insolvency, reorganization or liquidation proceedings or other proceedings for the relief of debtors will be instituted by or against the Company or any subsidiary other than CATI and, if instituted against the Company or any subsidiary other than CATI by a third party, an order for relief is entered or the proceedings are not dismissed within 30 days of their initiation;

(j)          The appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, or other similar official of the Company or any subsidiary other than CATI or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the execution of a composition of debts, or the occurrence of any other similar federal, state or foreign proceeding, or the admission by it in writing of its inability to pay its debts generally as they become due, the taking of corporate action by the Company or any subsidiary other than CATI in furtherance of any such action or the taking of any action by any person to commence a foreclosure sale or any other similar action under any applicable law;

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(k)          A final judgment or judgments for the payment of money aggregating in excess of $500,000 are rendered against the Company or any of its subsidiaries other than CATI and are not stayed or satisfied within 30 days of entry;

(l)          The Company does not for any reason timely comply with the reporting requirements of the Securities Exchange Act of 1934, as amended, and the regulations promulgated thereunder, including without limitation timely filing when first due all periodic reports;

(m)       Any regulatory, administrative or enforcement proceeding is initiated against Company or any subsidiary (except to the extent an adverse determination would not have a material adverse effect on the Company’s business, properties, assets, financial condition or results of operations or prevent the performance by the Company of any material obligation under the Transaction Documents); or

(n)         Any material provision of this Warrant will at any time for any reason, other than pursuant to the express terms thereof, cease to be valid and binding on or enforceable against the parties thereto, or the validity or enforceability thereof will be contested by any party thereto, or a proceeding will be commenced by the Company or any subsidiary or any governmental authority having jurisdiction over any of them, seeking to establish the invalidity or unenforceability thereof, or the Company or any subsidiary denies that it has any liability or obligation purported to be created under this Warrant.

2.           It is intended that all adjustments made following a Trigger Event will serve to reasonably compensate Investor for the consequences and increased risk following a Trigger Event, and not as a penalty or punishment for any breach by the Company. The Company acknowledges that the actual damages likely to result from a Trigger Event are difficult to estimate and would be difficult for Investor to prove.

II.           Miscellaneous.

A.          Notices. Any and all notices to the Company will be addressed to the Company’s Chief Executive Officer at the Company’s principal place of business on file with the Secretary of State of the State of Nevada. Any and all notices or other communications or deliveries to be provided by the Company to any Investor hereunder will be in writing and delivered personally, by electronic mail or facsimile, sent by a nationally recognized overnight courier service addressed to each Investor at the electronic mail, facsimile telephone number or address of such Investor appearing on the books of the Company, or if no such electronic mail, facsimile telephone number or address appears, at the principal place of business of the Investor. Any notice or other communication or deliveries hereunder will be deemed given and effective on the earliest of (1) the date of transmission, if such notice or communication is delivered via facsimile or electronic mail prior to 5:30 p.m. Eastern time, (2) the date after the date of transmission, if such notice or communication is delivered via facsimile or electronic mail later than 5:30 p.m. but prior to 11:59 p.m. Eastern time on such date, (3) the second business day following the date of mailing, if sent by nationally recognized overnight courier service, or (4) upon actual receipt by the party to whom such notice is required to be given, regardless of how sent.

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B.          Lost or Mutilated Warrant. Upon receipt of evidence reasonably satisfactory to the Company (an affidavit of Investor will be satisfactory) of the ownership and the loss, theft, destruction or mutilation of this Warrant, and in the case of any such loss, theft or destruction upon receipt of indemnity reasonably satisfactory to Company (provided that if Investor is a financial institution or institutional investor its own agreement will be satisfactory) or in the case of any such mutilation upon surrender of such certificate, Company will, at its expense, execute and deliver in lieu of such certificate a new certificate of like kind representing the number of shares of such class represented by such lost, stolen, destroyed or mutilated certificate and dated the date of such lost, stolen, destroyed or mutilated certificate.

C.          Headings. The headings contained herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.

D.          Choice of Law. This Warrant will be governed by the laws of the State of Nevada.

E.          No Rights as Stockholder Until Exercise. This Warrant does not entitle Investor to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof.

IN WITNESS WHEREOF, the undersigned have executed this Warrant as of the date first set forth above.

Signed:

Name:

Title:	Chief Executive Officer

Signed:

Name:

Title:	Chief Financial Officer

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Annex D

Annex E

NON-REVOLVING
LINE OF CREDIT AGREEMENT

            This Non-Revolving Line of Credit Agreement (this “Agreement”) is made and entered into on August 30, 2015 (the “Execution Date”) and effective for all purposes as of August 28, 2015 (the “Effective Date”) by and between Silver Star Oil Company, a [Texas Corporation] (the “Investor”) and Lucas Energy, Inc., a Nevada corporation (the “Company”).

            WHEREAS, the Company desires to sell to the Investor and the Investor desires to purchase from the Company, from time to time, upon the terms and subject to the conditions contained herein, Convertible Promissory Notes (as defined below); and

            WHEREAS, such investments will be made in reliance upon the provisions of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended, and the regulations promulgated thereunder (the “Securities Act”), and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.”

            NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.
DEFINITIONS AND OTHER MATTERS

Section 1.1             Incorporation of Recitals. It is expressly agreed that the recitals to this Agreement are incorporated herein and made an operative part of this Agreement.

Section 1.2             Defined Terms. As used in this Agreement, the following terms shall have the following meanings. Other capitalized terms are defined elsewhere herein.

(a)           “Advance” shall mean the portion of the Commitment Amount requested by the Company in the Advance Notice.

(b)           “Advance Date” shall mean the date the Company is in receipt of the funds from the Investor. No Advance Date shall be less than five (5) Business Days after an Advance Notice Date unless otherwise agreed in writing by the Investor.

(c)           “Advance Notice” shall mean a Written Notice to the Investor setting forth the Advance amount that the Company requests from the Investor and the Advance Date.

(d)           “Advance Notice Date” shall mean each date the Company delivers to the Investor an Advance Notice requesting the Investor to advance funds to the Company, subject to the terms of this Agreement.

(e)           “Affiliate” of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

Non-Revolving Secured Line of Credit Agreement

(f)           “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks located in Houston, Texas are closed for business.

(g)           “Capital Stock” shall mean: (a) any and all shares, interests, participations or other equivalents of or interests in (however designated) corporate stock, including shares of preferred or preference stock and (b) all equity or ownership interests in any Person of any other type, including any securities convertible into or exchangeable for any of the foregoing or any options, warrants or other rights to subscribe for, purchase or acquire any of the forgoing.

(h)           “Change of Control” means (i) the adoption of a plan of merger or consolidation of the Company with any other Person as a result of which the holders of the voting capital stock of the Company as a group would receive less than 50% of the voting capital stock of the surviving or resulting corporation or entity; (ii) the approval by the Board of Directors of the Company of an agreement providing for the sale or transfer of substantially all the assets of the Company; (iii) a majority of the members of the Incumbent Board are replaced by directors who were not nominated or elected by the Incumbent Board (the current directors and directors later nominated or elected by a majority of such directors are referred to as the “Incumbent Board”); or (iv) in the absence of a prior expression of approval by the Board of Directors, the acquisition of more than 33% of the Company’s voting capital stock by any person within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (other than the Company or a Person that directly or indirectly controls, is controlled by, or is under common control with, the Company), in each case unless approved by the written consent of the Investor.

(i)           “Commitment Amount” shall mean the aggregate amount not to exceed Two Million Four Hundred Thousand Dollars ($2,400,000) which the Investor has agreed to provide to the Company, subject to the terms of this Agreement, in order to purchase Convertible Notes pursuant to the terms and conditions of this Agreement.

(j)           “Commitment Period” shall mean the period commencing on the Effective Date and expiring on the earliest to occur of: (i) the date on which the Investor shall have made payment of Advances pursuant to this Agreement in the aggregate amount of the Commitment Amount; (ii) the date that a Change of Control occurs; and (ii) October 31, 2016.

(k)           “Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

(l)           “Contractual Obligation” shall mean, as to any Person, any provision of any security issued by such Person or of any contract, agreement, instrument or other undertaking to which such Person is a party or by which it or any of its property is bound.

Non-Revolving Secured Line of Credit Agreement

(m)           “Control” means, when used with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

(n)           “Conversion Shares” shall mean those shares of Common Stock (or equity securities of any successor to the Company, as the case may be), which may be received by the Investor upon conversion of the Convertible Notes in accordance with the terms hereof and the Convertible Notes.

(o)           “Convertible Notes” shall mean the Convertible Promissory Notes provided to Investor from time to time by the Company in order to evidence and memorialize Advances hereunder, which shall be in the form of Exhibit A attached hereto, and shall be governed by their terms and this Agreement.

(p)           “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

(q)           “GAAP” means generally accepted accounting principles in the United States of America as applied consistently with the past practices of the Company.

(r)           “Governmental Authority” shall mean any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

(s)           “Listing Condition” means that (i) the Company’s Common Stock continues to trade on the NYSE MKT after August 28, 2015; (ii) the NYSE MKT either (A) confirms the extension of the period the Company is required to regain compliance with applicable NYSE MKT listing standards; or (B) confirms the Company is back in compliance with applicable NYSE MKT listing standards on or within five (5) days after August 28, 2015; and (iii) on the applicable date of determination, the Company’s common stock continues to trade on the NYSE MKT.

(t)           “Person” shall mean an individual, a corporation, limited liability company, a general or limited partnership, an association, a trust or other entity or organization, including any Governmental Authority.

(u)           “Principal Market” means initially, the NYSE MKT, and shall also include the OTCQB market, the NASDAQ Capital Market, the New York Stock Exchange, the NASDAQ National Market, or the OTC Pink Sheets market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

(v)           “Requirement of Law” shall mean as to any Person, the certificate of incorporation and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its material property or to which such Person or any of its material property is subject.

Non-Revolving Secured Line of Credit Agreement

(w)           “SEC” shall mean the Securities and Exchange Commission.

(x)           “Shareholder Approval” means the approval by the shareholders of the Company, as required pursuant to applicable rules and regulations of the NYSE MKT, of the issuance of shares of Common Stock upon the Conversion of the Convertible Notes; and such other terms and conditions as may be required by the NYSE MKT or the SEC in connection therewtih.

(y)           “Written Notice” means any representation of words, letters, symbols, numbers, or figures, whether (i) printed in or inscribed on a tangible medium or (ii) stored in an electronic form or other medium, retrievable in a perceivable form, and regardless of whether an electronic signature authorized or attached thereto.

ARTICLE II.
ADVANCES
Section 2.1            General.

(a)           Upon the terms and conditions set forth in this Agreement, on any Advance Notice Date the Company may request an Advance by the Investor by the delivery of an Advance Notice; provided, however, that the total amount of Advances hereunder (including any Advances repaid or otherwise satisfied) shall not exceed the Commitment Amount.

(b)           Notwithstanding the requirements of Section 2.1(a), above, assuming the Listing Condition is met on such date, the Investor shall make an Advance of $200,000 to the Company on October 1, 2015 (the “Initial Advance”) and the Commitment Amount shall be reduced by the amount of the Initial Advance. The Company agrees to issue the Investor a Convertible Note in the amount of $200,000 evidencing such Initial Advance within two (2) Business Days of the receipt of such Initial Advance amount.

(c)           This Agreement shall automatically expire and terminate and be of no force and effect (provided any Convertible Notes sold prior to such Termination Date shall remain outstanding pursuant to their terms) in the event the Listing Condition is not met on any date during the Commitment Period (such date, the “Termination Date”).

Section 2.2             Mechanics.

(a)           Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in this Agreement. The amount of each individual Advance made pursuant to this Agreement shall not be more than $200,000 in any thirty (30) day period (the “Advance Limit”), unless otherwise agreed in writing by the Investor. The aggregate amount of all Advances pursuant to this Agreement shall not exceed the Commitment Amount.

Non-Revolving Secured Line of Credit Agreement

(b)           Date of Delivery of Advance Notice. An Advance Notice shall be deemed delivered on the Business Day it is received by facsimile or email by the Investor if such notice is received prior to 5:00 pm Central Standard Time or the immediately succeeding Business Day if it is received by facsimile or email after 5:00 pm Central Standard Time on a Business Day or at any time on a day which is not a Business Day.

Section 2.3            Closings. The Investor shall deliver each Advance to the Company by wire transfer of immediately available funds on the applicable Advance Date. Within five (5) Business Days of each such Advance Date, the Company shall deliver to the Investor an executed Convertible Note evidencing the amount of the Advance. In addition, on or prior to the Advance Date, each of the Company and the Investor shall deliver to each other all documents, instruments and writings required to be delivered by either of them pursuant to this Agreement in order to implement and effect the transactions contemplated herein. Neither the Convertible Notes nor the Conversion Shares thereunder so delivered shall be registered with the SEC.

Section 2.4            Conditions to Advances. The Investor agrees to advance to the Company the amount specified in any Advance Notice delivered by the Company subject to the following conditions precedent and the other terms and conditions set forth in this Agreement, each of which may be waived in the discretion of the Investor (it being understood and agreed that the following conditions will be deemed waived or satisfied by, respectively, the Investor and the Company in connection with the Initial Advances):

(a)           no Event of Default (as defined in the Convertible Notes) shall have occurred or be continuing, nor shall have any event occurred or condition existed which, with the giving of notice or passing of time or both, would constitute an Event of Default;

(b)           no event of default or breach on the part of the Company shall have occurred or be continuing under any other agreement between the Company and the Investor or any Affiliate of the Investor;

(c)           the Conversion Shares underlying the Convertible Notes issued in connection with such Advance have been duly reserved for future issuance on the books and records of the Company;

(d)           the Company shall have obtained all material permits and qualifications required by any applicable state for the offer and sale of the Conversion Shares, including the approval of the NYSE MKT, or shall have the availability of exemptions therefrom. The sale and issuance of the Conversion Shares shall be legally permitted by all laws and regulations to which the Company is subject;

Non-Revolving Secured Line of Credit Agreement

(e)           each of the representations and warranties made by the Company pursuant to this Agreement (or in any amendment, modification or supplement hereto or thereto) shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of the applicable Advance Date;

(f)           the Listing Condition shall be met;

(g)           the Company shall have complied with each and every covenant and agreement applicable to it contained in this Agreement as of the applicable Advance Date;

(h)           not more than thirty (30) days shall have passed since the receipt by the Company of a notice of default in connection from any applicable debt holder(s) of the material default of any of any debt obligations which separately or in aggregate have a value in default of more than $50,000; and

(i)           the Company shall have provided the Investor all information reasonably requested by the Investor regarding the Company.

Section 2.5           Convertible Note Terms. Unless otherwise agreed in writing between the Company and the Investor, each Convertible Note shall be in the form of Convertible Note attached hereto as Exhibit A, shall be due on October 1, 2016, unless otherwise agreed between the parties, and shall accrue interest at the rate of 6% per annum until paid in full, except that upon the occurrence of an event of default under the Convertible Notes, shall accrue interest at the rate of 15% per annum.

Section 2.6           Convertible Notes as Securities. The Company and the Investor each confirm that it is their intention that the Convertible Notes constitute “securities” as defined under Section 2(a)(1) of the Securities Act and that the Investor, through the transactions set forth in this Agreement, including, but not limited to the purchase of the Convertible Notes, is seeking an investment return/profit, whereas the Company, through its sale of the Convertible Notes, is seeking to raise money for general business use.

Section 2.7           Forced Advances.  Notwithstanding the terms and conditions of this Article II, the Investor may, at any time, with at least ten (10) days prior notice to the Company, waive the Advance Limit, and force the Company to sell Convertible Notes to the Investor in the aggregate amount of the Commitment Amount less the principal amount of any Convertible Notes previously sold by the Company to the Investor pursuant to the terms of this Agreement (a “Forced Advance”).  In the event the Investor shall request a Forced Advance, the Company shall take whatever action necessary to promptly issue the Investor Convertible Notes evidencing the amount of the Forced Advance, upon receipt of such funding by the Investor.

Non-Revolving Secured Line of Credit Agreement

ARTICLE III.
REPRESENTATIONS AND WARRANTIES OF INVESTOR

Investor hereby represents and warrants to, and agrees with, the Company that the following are true and as of the date hereof and as of each Advance Date (collectively, the “Representations”):

Section 3.1            Organization and Authorization. The Investor is duly incorporated or organized and validly existing in the jurisdiction of its incorporation or organization and has all requisite power and authority to purchase and hold the securities issuable hereunder. The decision to invest and the execution and delivery of this Agreement by such Investor, the performance by such Investor of its obligations hereunder and the consummation by such Investor of the transactions contemplated hereby have been duly authorized and requires no other proceedings on the part of the Investor. The Investor has the right, power and authority to execute and deliver this Agreement and all related instruments. This Agreement has been duly executed and delivered by the Investor and, assuming the execution and delivery hereof and acceptance thereof by the Company, will constitute the legal, valid and binding obligations of the Investor, enforceable against the Investor in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Section 3.2            Accredited Investor. The Investor is an “accredited investor” within the meaning of Rule 501 promulgated under the Securities Act.

Section 3.3            Investment Experience; Access; Investigation.

(a)           Access to Information. The Investor, in making its investment decision hereunder, represents that: (a) it has read, reviewed and relied solely on the publicly available information concerning the Company and any independent investigation made by it and its representatives, if any; (b) it has been afforded an opportunity to request from the Company to review, and has received, all additional information requested from the Company, (c) it acknowledges that no person has been authorized to give any information or to make any representation concerning the Company, the Convertible Notes or the Conversion Shares, other than as contained in this Agreement, and if given or made, any such other information or representation has not been relied upon as having been authorized by the Company.

(b)           Reliance on Own Advisors. The Investor has relied on the advice of, or has consulted with, its own tax, investment, legal or other advisors and has not relied on the Company, or any of its officers, directors, attorneys, accountants, representatives, agents, or advisors for any advice, except to the extent of information made publicly available by the Company including the Company’s SEC filings.

Non-Revolving Secured Line of Credit Agreement

(c)           Capability to Evaluate. The Investor has such knowledge and experience in financial and business matters, either directly or through its representatives or advisors, that it is capable of evaluating the merits and risks of the prospective investment, which risks are substantial.

(d)           Ability to Bear Economic Risk. The Investor understands and acknowledges that an investment in the Convertible Notes and Conversion Shares involves a high degree of risk. The Investor acknowledges that it has the ability to bear the economic risk of its investment pursuant to this Agreement.

(e)           Investment; No Distribution. The Investor is acquiring the Convertible Notes and will acquire the Conversion Shares solely for the Investor’s own account for investment purposes as a principal and not with a view to the resale or distribution of all or any part thereof. The Investor is aware that there may be legal and practical limits on the Investor’s ability to sell or dispose of the Convertible Notes or any of the Conversion Shares and, therefore, that the Investor must bear the economic risk of its investment for an indefinite period of time. The Investor acknowledges that it is possible that the Investor may incur a total loss of its investment. The Investor has adequate means of providing for the Investor’s current needs and possible contingencies and does not have a need for liquidity of this investment. The Investor’s commitment to illiquid investments, including the investments provided for herein, is reasonable in relation to the Investor’s net worth.

(f)           No General Solicitation. None of the Convertible Notes or the Conversion Shares were offered to the Investor through, and the Investor is not aware of, any form of general solicitation or general advertising with respect to this Agreement and the transactions contemplated hereby, including, without limitation: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or via the Internet, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising. The Investor further understands that the Company is relying in part on this representation to ensure compliance with the Securities Act.

Non-Revolving Secured Line of Credit Agreement

(g)           Restrictions and Legend. Investor understands that the Convertible Note and any Conversion Shares issuable upon conversion of the Convertible Notes have not been registered under the Securities Act or registered or qualified under any securities laws of any state or other jurisdiction, are “restricted securities,” and cannot be resold or otherwise transferred unless they are registered under the Securities Act, and registered or qualified under any other applicable securities laws, or an exemption from such registration and qualification is available. Prior to any proposed transfer of any Convertible Note or any Conversion Shares, Investor shall, among other things, give Written Notice to the Company of its intention to effect such transfer, generally identifying the transferee and describing the manner of the proposed transfer and, if requested by the Company, accompanied by (i) investment representations by the transferee similar to those made by Investor in this Article III and (ii) an opinion of counsel satisfactory to the Company to the effect that the proposed transfer may be effected without registration under the Securities Act and without registration or qualification under applicable state or other securities laws. Each Convertible Note and each certificate issued to evidence any Conversion Shares shall bear a legend as follows (unless or until the Investor has provided the Company a reasonably acceptable form of opinion that such Conversion Shares are not required to bear such legend, and/or can be sold pursuant to an exemption from registration under the Securities Act):

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR ANY STATE SECURITIES ACT. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT AND MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR HYPOTHECATED UNLESS (I) THEY SHALL HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AND ANY APPLICABLE STATE SECURITIES ACT, OR (II) THE CORPORATION SHALL HAVE BEEN FURNISHED WITH AN OPINION OF COUNSEL, SATISFACTORY TO COUNSEL FOR THE CORPORATION, THAT REGISTRATION IS NOT REQUIRED UNDER ANY SUCH ACTS.

Section 3.4            Brokers. No broker or finder has acted for the Investor in connection with this Agreement or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder’s fees or other commission in respect of such transactions based in any way on agreements, arrangements or understandings made by or on behalf of the Investor.

ARTICLE IV.
REPRESENTATIONS AND WARRANTIES OF THE COMPANY

The Company hereby represents, warrants and covenants to the Investor as of the date hereof and each Advance Date that:

Section 4.1            Existence. The Company: (a) is duly organized, validly existing and in good standing under the laws of the State of Nevada and (b) has the power and authority, and the legal right, to own and operate its property, to lease the property it operates as lessee and to conduct the business in which it is currently engaged.

Section 4.2            Power; Authorization; Enforceable Obligations. The Company: (i) has the power and authority, and the legal right, to make, deliver and perform this Agreement and to issue the Convertible Notes and Conversion Shares hereunder (and under the Convertible Notes), (ii) has taken all necessary action to authorize the execution, delivery and performance of this Agreement, the sale of the Convertible Notes and the issuance of the Conversion Shares on the terms and conditions of this Agreement and under the circumstances provided for herein, except for the approval of the NYSE MKT which will be received prior to the sale of any Convertible Notes hereunder. Except as has been disclosed to the Investor or is set forth above, no consent or authorization of, filing with, notice to or other similar act by or in respect of, any Governmental Authority or any other Person is required to be obtained or made by or on behalf of the Company in connection with the execution, delivery, performance, validity or enforceability of this Agreement, the sale of the Convertible Notes or the conversion of the Convertible Notes into the Conversion Shares on the terms and under the circumstances provided for herein and in the Convertible Notes. This Agreement has been duly executed and delivered by the Company. This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and except as enforceability may be subject to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

Non-Revolving Secured Line of Credit Agreement

Section 4.3            No Legal or Contractual Bar. The execution, delivery and performance of this Agreement by the Company, the sale of the Convertible Notes, the issuance of the Conversion Shares upon conversion of the Convertible Notes and the use of the proceeds thereof by the Company: (a) do not and will not violate any Requirement of Law or Contractual Obligation of the Company or permit the acceleration of any obligation of the Company pursuant to any such Contractual Obligation and (b) do not and will not result in, or require, the creation or imposition of any lien or encumbrance on any of the Company’s properties or revenues pursuant to any such Requirement of Law or Contractual Obligation.

Section 4.4            Litigation. Other than matters adequately covered by existing insurance or for which the Company is indemnified (subject only to reasonable and customary deductibles) there are no: (i) actions, suits or legal, equitable, arbitrative or administrative proceedings pending, or to the knowledge of the Company, threatened against the Company or (ii) judgments, injunctions, writs, rulings or orders by any Governmental Authority against the Company.

Section 4.5            Compliance with Laws. The Company has obtained all material approvals required by any Governmental Authority to carry on its business as now being conducted. Each of such approvals is in full force and effect and the Company is in compliance in all material respects with the terms and conditions of such approvals, and is also in compliance in all material respects with all other provisions of any applicable environmental law.

Section 4.6            Brokers. No broker or finder has acted for the Company in connection with this Agreement or the transactions contemplated thereby, and no broker or finder is entitled to any brokerage or finder’s fees or other commission in respect of such transactions based in any way on agreements, arrangements or understandings made by or on behalf of the Company.

Non-Revolving Secured Line of Credit Agreement

Section 4.7            Outstanding Convertible Notes. The Company represents to Investor that currently there are no currently outstanding Convertible Notes of the Company.

ARTICLE V.
INDEMNIFICATION

Section 5.1            Indemnification.

(a)           In consideration of the Investor’s execution and delivery of this Agreement, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Investor, and all of its Affiliates, officers, directors, partners, employees and agents (collectively, the “Investor Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Investor Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Investor Indemnitees or any of them as a result of, or arising out of, or relating to: (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement or any other certificate, instrument or document contemplated hereby or thereby (including, but not limited to the Convertible Notes), (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby (including, but not limited to the Convertible Notes), or (c) any cause of action, suit or claim brought or made against such Investor Indemnitee not arising out of any action or inaction of an Investor Indemnitee, and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Investor Indemnitees (including, but not limited to the Convertible Notes). To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

(b)           In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Investor’s other obligations under this Agreement, the Investor shall defend, protect, indemnify and hold harmless the Company and all of its Affiliates, officers, directors, shareholders (other than the Investor), employees and agents (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Company Indemnitees or any of them as a result of, or arising out of, or relating to: (a) any misrepresentation or breach of any representation or warranty made by the Investor in this Agreement or any instrument or document contemplated hereby or thereby executed by the Investor, (b) any breach of any covenant, agreement or obligation of the Investor(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Investor, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on misrepresentations or due to a breach by the Investor and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by the Investor may be unenforceable for any reason, the Investor shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.

Non-Revolving Secured Line of Credit Agreement

(c)           The obligations of the parties to indemnify or make contribution under this Article V shall survive termination of this Agreement.

ARTICLE VI.
OTHER COVENANTS AND REQUIREMENTS OF THE PARTIES

Section 6.1           Company Requirements. The Company agrees to the following covenants and requirements in addition to the other terms and conditions of this Agreement:

(a)           Requirement to Seek Shareholder Approval.  At any time after the date the Initial Advance is made, in the event the Company or the NYSE MKT requires such approval, the Investor may, with written notice to the Company, request the Company seek Shareholder Approval (the “Shareholder Approval Request”). Within forty-five (45) days of the Shareholder Approval Request, the Company shall file all the required documents with the SEC necessary to seek the Shareholder Approval.

(b)           Corporate Existence. The Company will take all steps necessary to preserve and continue the corporate existence of the Company.

(c)           Sale of the Convertible Notes. The sale of the Convertible Notes shall be made in accordance with the provisions and requirements of Regulation D or Regulation S and any applicable state securities law.

(d)           Rogers Approval. The Company shall have no obligation hereunder and this Agreement shall not be binding on the Company until or unless the terms and conditions hereof; and/or the Company’s entry into this Agreement, have been approved by Rogers (as defined below).

Section 6.2            Investor Requirements. The Investor agrees to the following covenants and requirements in addition to the other terms and conditions of this Agreement:

(a)           Rogers Approval. The Investor shall have no obligation hereunder and this Agreement shall not be binding on the Investor until or unless all the terms and conditions hereof, and/or the Company’s entry into this Agreement, have been approved by Rogers.

Non-Revolving Secured Line of Credit Agreement

ARTICLE VII.
AFFIRMATIVE COVENANTS

The Company hereby agrees that, from and after the date hereof and so long as (a) any Convertible Notes remain outstanding; or (b) any Conversion Shares remain unsold by the Investor, the Company shall:

Section 7.1            Conduct of Business; Maintenance of Existence; Compliance with Laws. Continue to engage in business of the same general type as conducted by the Company on the Effective Date, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Company. The Company shall do or cause to be done all things necessary to ensure compliance by the Company in all material respects with all creditors, applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority (including those with jurisdiction over matters pertaining to the environment and hazardous materials).

Section 7.2            Maintenance of Properties and Books and Records. (a) Maintain, preserve, protect and keep its material properties in good repair, working order and condition (ordinary wear and tear excepted), and make reasonable, necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with its past practices, and (b) maintain a standard system of accounting that enables it timely to produce financial statements in accordance with GAAP.

Section 7.3            Maintenance of Insurance. Maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

Section 7.4            Noncircumvention. The Company hereby covenants and agrees that the Company will not, by amendment of its articles of incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement or any Convertible Notes, and will at all times in good faith carry out all of the provisions of this Agreement and the Convertible Notes and take all action as may be required to protect the rights of the Investor under this Agreement and the Convertible Notes. Without limiting the generality of the foregoing, the Company (i) shall not increase the par value of any shares of Common Stock receivable upon conversion of the Convertible Notes above the Conversion Price (as defined therein) then in effect, (ii) shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of the Convertible Notes, and (iii) shall, so long as any of the Convertible Notes are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Convertible Notes, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Convertible Notes then outstanding (without regard to any limitations on conversion).

Non-Revolving Secured Line of Credit Agreement

Section 7.5            Change in Nature of Business. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and each of its subsidiaries on the Effective Date or any business substantially related or incidental thereto. The Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, modify its or their corporate structure or purpose.

Section 7.6            Preservation of Existence, Etc. The Company shall maintain and preserve, and cause each of its subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

Section 7.7            Maintenance of Insurance. The Company shall maintain, and cause each of its subsidiaries to maintain insurance with responsible and reputable insurance companies or associations (including, without limitation, comprehensive general liability, hazard, rent and business interruption insurance) with respect to its properties (including all real properties leased or owned by it) and business, in such amounts and covering such risks as is required by any governmental authority having jurisdiction with respect thereto or as is carried generally in accordance with sound business practice by companies in similar businesses similarly situated.

Section 7.8            Transactions with Affiliates. The Company shall not, nor shall it permit any of its subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its Subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

Section 7.9             Distributions on Capital Stock. So long as the Company shall have any obligation under this Agreement or the Convertible Notes, the Company shall not without the Investor’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Company’s disinterested directors.

Non-Revolving Secured Line of Credit Agreement

Section 7.10            Restriction on Stock Repurchases. So long as the Company shall have any obligation under this Agreement or the Convertible Notes, the Company shall not without the Investor’s written consent redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares.

Section 7.11            Advances and Loans. So long as the Company shall have any obligation under this Agreement or the Convertible Notes, the Company shall not, without the Investor’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances (a) in existence or committed on the date hereof and which the Company has informed Investor in writing prior to the date hereof, or (b) made in the ordinary course of business in an arm’s-length transaction.

Section 7.12            Notice of Events. So long as the Company shall have any obligation under this Agreement or the Convertible Notes, the Company shall not, without first receiving the written consent of the Investor:

(a)           Increase or decrease the total number of authorized shares of Common Stock or preferred stock of the Company;

(b)           Designate any series of preferred stock;

(c)           Amend any provision of the Company’s Articles of Incorporation, Bylaws or similar governing documents;

(d)           Issue, or agree to issue, in any transaction or series of transactions more than 10% of the Company’s outstanding voting securities in any 180 day period (except in connection with securities convertible or exercisable for Common Stock on the Execution Date which shall not be included in such calculation);

(e)           Affect any forward or reverse stock split, or combine or subdivide the Company’s outstanding Common Stock; and

(f)           Effect an exchange, reclassification, or cancellation of all or a part of the Common Stock.

Section 7.13            Reports. The Company shall mail to the Investor (and each Holder of the Convertible Notes) those reports, proxy statements and other materials that it mails to all of its holders of Common Stock.

Non-Revolving Secured Line of Credit Agreement

Section 7.14            Notices of Record Date. Notwithstanding the other requirements of this Agreement or the Convertible Notes, in the event that the Company shall propose at any time:

(a)           to declare any distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

(b)           to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

(c)           to voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Company;

then, in connection with each such event, this Company shall send to the Investor (and each Holder of the Convertible Notes) at least ten (10) Business Days’ prior written notice of a record date for such transaction described above (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of any distribution provided for above) or for determining rights to vote in respect of the matters referred to above.

ARTICLE VIII.
MISCELLANEOUS

Section 8.1            Amendments. This Agreement and any terms hereof may not be amended, supplemented or modified except pursuant to a writing signed by both the Investor and the Company.

Section 8.2            Notices. All notices, requests and demands to or upon the respective parties hereto shall be sent to the addresses set forth on the signature page hereof (as such may be revised by the parties from time to time with not less than ten (10) days prior Written Notice) and shall be in writing (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered: (a) by hand, upon receipt or (b) three (3) days after being deposited in the mail, certified mail postage prepaid, or (c) in the case of a facsimile transmission notice, when received (with confirmation of receipt), or (d) in the case of delivery by a nationally recognized overnight courier, when received, in each case addressed to such addresses or fax number as may be hereafter notified by the respective parties hereto.

Section 8.3            Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement and the Convertible Notes shall be cumulative and in addition to all other remedies available under t this Agreement and the Convertible Notes at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Investor’s (or any holder of the Convertible Notes) right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Agreement or the Convertible Notes. The Company acknowledges that a breach by it of its obligations under this Agreement or the Convertible Notes will cause irreparable harm to the Investor and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Investor shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required. The Company shall provide all information and documentation to the Investor that is requested by the Investor to enable the Holder to confirm the Company’s compliance with the terms and conditions of this this Agreement and the Convertible Notes.

Non-Revolving Secured Line of Credit Agreement

Section 8.4            No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity not a party hereto, except for Frank & McNear, LLC.

Section 8.5            Waiver. Any waiver or any breach of any of the terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or of any other term or condition, nor shall any failure to insist upon strict performance or to enforce any provision hereof on any one occasion operate as a waiver of such provision or of any other provision hereof or a waiver of the right to insist upon strict performance or to enforce such provision or any other provision on any subsequent occasion. Any waiver must be in writing.

Section 8.6            Successors and Assigns. The Company may not assign its rights or obligations under this Agreement without the consent of the Investor. The Investor may assign any of its rights or obligations under this Agreement, the ability to make Advances hereunder, and/or any Convertible Notes (subject where applicable to federal securities laws), to any Person (including, but not limited to Affiliates or related parties of the Investor), with written notice to the Company and the Company shall have no ability to restrict or condition such assignment (subject where applicable to compliance with applicable federal securities laws). This Agreement shall be binding upon and inure to the benefit of the Company and the Investor and their respective successors and permitted assigns.

Section 8.7           Further Assurances. Each party hereto, at the reasonable request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

Section 8.8            Captions. The captions of the Sections and Articles of this Agreement have been inserted for convenience only and shall have no substantive effect.

Section 8.9            Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

Section 8.10           Governing Law. This Agreement and any note and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Texas without regard to any conflicts of law provisions thereof. The parties hereby consent and agree that, in any actions predicated upon this Agreement or any Convertible Note, venue is properly laid in Texas and that the Circuit Court in and for Houston, Texas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Agreement and any Convertible Note.

Non-Revolving Secured Line of Credit Agreement

Section 8.11           Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the Company and the Investor hereby waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action, or cause of action arising out of or based upon this Agreement, the subject matter hereof, any note or the subject matter thereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each of the Company and the Investor acknowledge that it has been informed by the other parties hereto that the provisions of this section constitute a material inducement upon which such other parties have relied, are relying and will rely in entering into this Agreement. Any party may file an original counterpart or a copy of this section with any court as written evidence of the consent of the Company and the Investor to the waiver of its rights to trial by jury.

Section 8.12            No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

Section 8.13            Review and Construction of Documents. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

Section 8.14            Waiver. The waiver by either party to this Agreement of a breach or violation or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

Section 8.15            Construction. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, and references to the singular include the plural; (b) references to any gender include the other genders; (c) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) the terms “day” and “days” mean and refer to calendar day(s); (f) the terms “year” and “years” mean and refer to calendar year(s); and (g) all references in this Agreement to “dollars” or “$” shall mean United States Dollars. Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular law means such law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time. All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

Non-Revolving Secured Line of Credit Agreement

Section 8.16            Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any Addendums hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by ..pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. At the request of any party, each other party shall re execute the original form of this Agreement and deliver such form to all other parties. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of page left intentionally blank. Signature page(s) follows.]

Non-Revolving Secured Line of Credit Agreement

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered on their behalf as of the date first above written.

INVESTOR:
SILVER STAR OIL COMPANY
By:	/s/ John Chambers
Name:	John Chambers
Title:	Principal
Address: 3631 Fairmont St 101 Dallas, TX 75219 Fax: 214-444-8472 Email: info@silverstaroil.com
COMPANY:

LUCAS ENERGY, INC.

By:	/s/ Anthony C. Schnur
Name:	Anthony C. Schnur
Title: Address:	Chief Executive Officer 450 Gears Road, Suite 780, Houston, Texas 77067
Fax:	713-337-1510
Email:	tschnur@lucasenergy.com

Non-Revolving Secured Line of Credit Agreement

EXHIBIT A

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

FORM OF CONVERTIBLE PROMISSORY NOTE

[$__________]	[__________] to be Effective [__________]
[Note #___]

FOR VALUE RECEIVED, Lucas Energy, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of [_______________], and/or permitted assigns (the “Holder”), the aggregate principal amount of [_______________] ([$___________________])(“Principal”), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.
Note Amount. This Convertible Promissory Note (this “Note”, “Promissory Note” or “Agreement”) evidences amounts payable by the Company to the Holder in connection with an Advance made pursuant to that certain Non-Revolving Line of Credit Agreement dated on or around August 30, 2015, but effective August 28, 2015, by and between the Company and the Holder (the “Line of Credit”). Certain capitalized terms used herein, but not otherwise defined shall have the meanings given to such terms in the Line of Credit and this Note shall be subject in all cases to the terms and conditions of the Line of Credit.

2.
Payment Terms. The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest (which shall accrue until the Maturity Date) on October 1, 2016 (the “Maturity Date”), unless this Note is earlier prepaid as herein provided or earlier converted into Common Stock (as hereinafter defined) of the Company pursuant to Sections 4 hereof. All payments hereunder shall be made in lawful money of the United States of America. Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

Secured Convertible Promissory Note
[Note #____]

3.
Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of six percent (6%) per annum. All past-due principal and interest (which failure to pay such amounts shall be defined herein as an “Event of Default”) shall bear interest at the rate of fifteen percent (15%) per annum until paid in full (the “Default Rate”). All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.

a.
Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Texas or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.
In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance. The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.
If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding Business Day. “Business Day” means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in Houston, Texas, are authorized or required to be closed for business.

4.	Holder’s Option to Convert this Note.

a.
At any time prior to the payment in full by the Company of this Note, the Holder shall have the option to convert the unpaid balance (Principal and accrued and unpaid interest, in each case subject to Section 4(l) and 4(m)) on this Note (or any portion thereof) into shares of Common Stock (the “Shares” and the “Common Stock”) of the Company (the “Conversion Option”) at the Conversion Price (each a “Conversion”). The “Conversion Price” shall equal $1.50 per Share;

b.
In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the amount of this Promissory Note to be converted, and the Shares due, which shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). The date that the Company receives the Notice of Conversion shall be defined as the “Conversion Date.” Within ten (10) Business Days of the Company’s receipt of the Notice of Conversion and this Note, the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder (the “Share Delivery Deadline”). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full amount of the Note is being converted (in which event this Note shall be delivered to the Company following conversion thereof) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the principal and interest converted and/or paid and/or adjusted (as the case may be) and the dates of such conversions and/or payments and/or adjustments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion;

Secured Convertible Promissory Note
[Note #____]

c.
If for any reason (including the operation of the adjustment provisions set forth in this Note), the Conversion Price on any date of Conversion of this Note shall not be lawful and adequate consideration for the issuance of the relevant Shares, then the Company shall take such steps as are necessary (including the amendment of its certificate of incorporation so as to reduce the par value of the Common Stock) to cause such Conversion Price to be adequate and lawful consideration on the date the payment thereof is due, but if the Company shall fail to take such steps, then the Company acknowledges that the Holder shall have been damaged by the Company in an amount equal to an amount, which, when added to the total Conversion Price for the relevant Shares, would equal lawful and adequate consideration for the issuance of such Shares, and the Company irrevocably agrees that if the Holder shall then forgive the right to recover such damages from the Company, such forgiveness shall constitute, and Company shall accept such forgiveness as, additional lawful consideration for the issuance of the relevant Shares;

d.
The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.	Payment to Company prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s option to convert;

f.
Conversion calculations pursuant to this Section 4, shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note in full shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

g.
If the Company at any time or from time to time on or after the effective date of the issuance of this Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased;

h.
All Shares of Common Stock which may be issued upon Conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non-assessable;

i.
On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Shares of Common Stock which this Note has been Converted;

j.
Unless the Shares are eligible to be issued as free trading shares pursuant to the requirements of Rule 144 or otherwise, which shall be determined by the Company in its reasonable discretion, prior to the issuance date of such Shares, such Shares shall be issued as restricted shares of Common Stock; and

k.
The Company shall not be required to pay any tax allocated or attributed to Holder which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Note so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall withhold from any payment due whatsoever in connection with the Note any and all required withholdings and/or taxes the Company, in its sole discretion deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

Secured Convertible Promissory Note
[Note #____]

l.

Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with the Conversion of this Note, and any other Notes issued in connection with the Line of Credit (“Other Notes”) shall not (i) exceed 19.9% of the outstanding shares of Common Stock immediately prior to the date of the Line of Credit, (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of the Company immediately prior to the date of the Line of Credit, in each of subsections (i) and (ii) before the issuance of the Common Stock upon conversion of this Note or the Other Notes, or (iii) otherwise exceed such number of shares of Common Stock that would violate applicable listing rules of the NYSE MKT in the event the Company’s shareholders do not approve the issuance of the Common Stock upon the conversion of this Note or the Other Notes, in each of (i) through (iii), only to the extent required by applicable NYSE MKT rules and guidance (the “Share Cap”). In the event the number of shares of Common Stock to be issued upon conversion of this Note or the Other Notes exceeds the Share Cap, then this Note and the Other Notes, or applicable portions thereof shall cease being convertible, and the Company shall instead repay such Note and Other Notes (or portions thereof) in cash, or if required, the Company shall first obtain the Stockholder Approval (as defined in the Line of Credit).

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.

a.
This Note may be prepaid in whole or in part at any time without penalty provided that the Company shall provide the Holder a minimum of thirty (30) days prior written notice before the date of the Company’s planned prepayment.

b.	Any partial prepayment shall be applied first to any accrued interest and then to any principal Loan amount outstanding.

Secured Convertible Promissory Note
[Note #____]

6.
Events of Default. If an Event of Default (as defined herein or below) occurs (unless all Events of Default have been cured or waived by Holder), Holder may, by written notice to the Company, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on, this Note to be immediately due and payable. The following events shall constitute events of default (“Events of Default”) under this Note, and/or any other Events of Default defined elsewhere in this Note shall occur:

(a)	the Company shall fail to pay, when and as due, the Principal or interest payable hereunder (or under any other outstanding Convertible Note issued by the Company and held by Holder); or
(b)
If there shall exist final judgments against the Company aggregating in excess of One Hundred Thousand Dollars ($100,000) and if any one of such judgments shall have been outstanding for any period of forty-five (45) days or more from the date of its entry and shall not have been discharged in full, released or stayed pending appeal; or

(c)
the Company shall have breached in any respect any term, condition, warrant, representation or covenant in this Note or the Line of Credit, and, with respect to breaches capable of being cured, such breach shall not have been cured within fifteen (15) days following the receipt of written notice of such breach by the Holder to the Company; or

(d)	a Change of Control shall have occurred without the prior written consent of the Holder; or
(e)	the Company fails to meet any deadlines or requirements set forth herein; or
(f)	the Company shall fail to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any time the Company is subject to the Exchange Act; or
(g)	the Company shall cease to be subject to the reporting requirements of the Exchange Act; or
(h)	the Company shall take or fail to take steps which cause the Company’s securities to be ineligible for sale pursuant to Rule 144; or
(i)
the Company shall: (i) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (ii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iii) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (iv) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (v) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

Secured Convertible Promissory Note
[Note #____]

(j)	the Company shall take any action authorizing, or in furtherance of, any of the foregoing; or
(k)
the Company shall be in material default of any of its debt obligations which separately or in aggregate have a value in default of more than $50,000, and such default shall not have been cured within thirty (30) days following the receipt by the Company of a notice of default in connection therewith by the applicable debt holder(s).

In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on this Note, the Company will pay to Holder such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

7.
Certain Waivers by the Company. Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

Secured Convertible Promissory Note
[Note #____]

8.
Assignment by Holder. If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, in each case subject to applicable law and an exemption from registration for such transfer, which shall be reasonably approved, and not unreasonably delayed or conditioned by the Company. Notwithstanding the above, the Holder may assign any of its rights under this Note (subject where applicable to federal securities laws), to any Person (including, but not limited to Affiliates or related parties of the Holder), with written notice to the Company and the Company shall have no ability to restrict or condition such assignment (subject where applicable to compliance with applicable federal securities laws).

9.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

10.
Costs and Fees. Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees. For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

11.
Governing Law. It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Texas, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

12.
No Third Party Benefit. The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person, except for Frank & McNear, LLC, and no other person shall have any right to enforce these provisions and covenants against any party to this Agreement.

13.
Jurisdiction, Venue and Jury Trial Waiver. The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Texas and that the Circuit Court in and for Houston, Texas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

14.
Interpretation. The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies. The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note (subject to the provisions of this Note providing for transfers and assignments by Holder), either voluntarily by act of the parties or involuntarily by operation of law. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders and visa versa. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

Secured Convertible Promissory Note
[Note #____]

15.
WAIVER OF JURY TRIAL. THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

16.
Entire Agreement. This Agreement and the Line of Credit constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

17.
Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

Secured Convertible Promissory Note
[Note #____]

 IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written, to be effective as of the effective date set forth above.

LUCAS ENERGY, INC.

By: _________________
Anthony C. Schnur Chief Executive Officer

Secured Convertible Promissory Note
[Note #____]

EXHIBIT A

Conversion Election Form

____________, 20__

Lucas Energy, Inc.

Re:      Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note ([Note #___) of Lucas Energy, Inc. (the “Company”), in the initial principal amount of [______________] (as increased from time to time, the “Note”), held by us, we hereby elect to exercise our Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of accrued interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Common Stock (the “Conversion”), based on the Conversion Price (as defined and described in the Note). In connection with the Conversion, we hereby re-certify, re-confirm and re-warrant the Representations as set forth in that certain Non-Revolving Line of Credit Agreement dated on or around August 30, 2015, and effective August 28, 2015, by and between the Company and [___________] and further confirm and acknowledge that conversion will not result in us exceeding the Beneficial Ownership Percentage set forth in the Note.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

___________________________
Name:

If on behalf of Entity:

Entity Name:______________

Signatory’s Position with Entity: _____________________________

Please issue certificate(s) for Common Stock as follows:
______________________________________________
Name
______________________________________________
Address
______________________________________________
Social Security No./EIN of Shareholder

Please send the certificate(s) evidencing the Common Stock to:

Attn:___________________________________________

Address:________________________________________

Secured Convertible Promissory Note
[Note #____]

AMENDED AND RESTATED NON-REVOLVING
LINE OF CREDIT AGREEMENT

This FIRST AMENDED AND RESTATED NON-REVOLVING LINE OF CREDIT AGREEMENT (this “Amendment”) to the Non-Revolving Line of Credit Agreement (the “Agreement”) is made and entered into as of February 1, 2016 (the “Execution Date”) and is made effective for all purposes as of August 28, 2015 (the “Effective Date”) by and between Silver Star Oil Company, a Texas corporation (the “Investor”) and Lucas Energy, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Company and the Investor desires to amend and restate the Agreement as set forth below:

NOW THEREFORE, the parties hereto hereby agree to agree as follows:

1.

A new Section 8.17 shall be added as to the Agreement as follows:

Section 8.17.    Blocker. The Company agrees that it shall not effect any conversion of the Notes, and the Investor shall not have the right to convert any portion of the Notes, pursuant to Section 4(a) or otherwise, to the extent that after giving effect to such conversion, Investor (together with the Investor’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion.  For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Investor and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Notes with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of the Notes beneficially owned by the Investor or any of its affiliates and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Investor or any of its affiliates.  Except as set forth in the preceding sentence, for purposes of this Section 8.17, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act.  To the extent that the limitation contained in this section applies, the determination of whether the Notes are convertible (in relation to other securities owned by the Investor) and of which a portion of the Notes is convertible shall be in the sole discretion of such Investor. To ensure compliance with this restriction, the Investor will be deemed to represent to the Company each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and the Company shall have no obligation to verify or confirm the accuracy of such determination.  For purposes of this Section 8.17, in determining the number of outstanding shares of Common Stock, the Investor may rely on the number of outstanding shares of Common Stock as reflected in (x) the Company’s most recent Form 10-Q or Form 10-K (or such related form), as the case may be, (y) a more recent public announcement by the Company or (z) any other notice by the Company or the Company’s transfer agent setting forth the number of shares of Common Stock outstanding.  Upon the written or oral request of the Investor, the Company shall within two Trading Days confirm orally and in writing to the Assignee the number of shares of Common Stock then outstanding.  In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including the Notes, by the Investor or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported.  The provisions of this Section 8.17 may be waived by the Investor upon, at the election of the Investor, not less than 61 days’ prior notice to the Company, and the provisions of this Section 4(d) shall continue to apply until such 61st day (or such later date, as determined by the Investor, as may be specified in such notice of waiver). The forgoing provision shall be treated as if a provision of the Notes.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof.

LUCAS ENERGY, INC.

By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer

Silver Star Oil Company

By:	/s/ John Chambers
John Chambers
Principal

450 Gears Rd, Houston, TX 77067 Phone: (713) 528-1881 Fax: (713) 337-1510

February 2, 2016

Mr. John Chambers, Principal	VIA EMAIL AT:
Silver Star Oil Company	JCHAMBERS@SILVERSTAROIL.COM
3631 Fairmount Street, Ste. 101 Dallas Texas 75219
Phone: (214) 305 2655

Re:	LUCAS ENERGY, INC. (“Lucas”); NON-REVOLVING LINE OF CREDIT AGREEMENT, Entered into on August 30, 2015, and the associated Convertible Notes

Dear Mr. Chambers:

I am writing to provide Silver Star Energy Company (“Silver Star”) the required thirty days’ written notice of Lucas’ intent to prepay those certain four (4) outstanding Convertible Promissory Notes each in the amount of $200,000, dated September 28, 2015, October 23, 2015 to be effective October 21, 2015, November 25, 2015 to be effective on November 23, 2015, and January 4, 2016 to be effective on December 31, 2015 (collectively, the “Notes”), pursuant to Section 5(a) of such Notes.

Additionally, Silver Star has not yet paid Lucas the $200,000 owed for January 2016, which is required to be paid by Silver Star by February 1, 2016, pursuant to the terms of that certain Non-Revolving Line of Credit Agreement dated August 30, 2016. Lucas formally makes written demand for the immediate payment of such $200,000 tranche.

Lucas is inclined to take no further action at this time, while reserving our right to do so, in exchange for your agreement to amend our agreement(s) as follows:

1.	Silver Star waives its right to consent(s) under the following sections in the Line of Credit: Section 1.1h, Section 7.9, Section 7.10, and Section 7.11,

2.	Silver Star agrees to issue to Lucas the balance ($1.4 to $1.6 million) of the Line of Credit by February 19, 2016, or if said payment not made, forego the thirty notice period in each outstanding note, by replacing the existing language of Section 5(a) of each note and replace it with the following language: “a. This Note may be prepaid in whole or in part at any time without penalty.”

450 Gears Rd, Houston, TX 77067 Phone: (713) 528-1881 Fax: (713) 337-1510

Finally, we have been advised that a company seeking to raise capital may suffer significant adverse consequences from engaging an unlicensed intermediary. Therefore, we advise you to refrain from contacting third parties regarding making direct investments in Lucas. Obviously, Silver Star is free to seek whatever business and financial arrangements it may choose. This is a serious issue and “finders” and unregistered broker-dealers have been subject to permanent injunctions and penalties for failing to register and then selling securities.

John, I would hope you are agreeable to the above as we advance the company for the benefit of all parties.

Kind Regards,

LUCAS ENERGY,INC.

By:
Anthony C. Schnur Chief Executive Officer

Agreed (Outlined as Item 1 & 2 Above):

SILVER STAR OIL COMPANY

ASSIGNMENT, ASSUMPTION AND
AMENDMENT TO LINE OF CREDIT AND NOTES AGREEMENT

This Assignment, Assumption and Amendment to Line of Credit and Notes Agreement (this “Agreement”) dated and effective April 11, 2016 (the “Effective Date”) is by and between, Target Alliance London Limited, a United Kingdom Private Limited Company with Share Capital, company number 08582290 (“TALL”); Silver Star Oil Company, a Texas Corporation (“Silver Star”); and Lucas Energy, Inc., a Nevada corporation (“Lucas”), each referred to as a “Party” and collectively as the “Parties” to the Agreement.

W I T N E S S E T H:

WHEREAS, on August 30, 2015 and effective on August 28, 2015, Lucas and Silver Star entered into that certain Non-Revolving Line of Credit Agreement, which was amended by Silver Star and Lucas on February 1, 2016 and which certain rights thereunder were waived by Silver Star via email on February 12, 2016 (as amended and modified to date, the “Line of Credit”);

WHEREAS, the Line of Credit provides Lucas the right, from time to time, subject to the terms of the Line of Credit, to sell up to $2.4 million in convertible promissory notes (the “Convertible Notes”) to Silver Star of which $1 million in Convertible Notes have been sold to date;

WHEREAS, of the $1 million in Convertible Notes sold to Silver Star to date, (a) $300,000 of such Convertible Notes was previously sold from Silver Star to Rockwell Capital Partners on February 2, 2016; and (b) $500,000 of such Convertible Notes was previously sold from Silver Star to Rockwell Capital Partners on April 8, 2016 (collectively, the “Rockwell Assignment” and the “Rockwell Assigned Notes”), and as such, Silver Star currently holds $200,000 in principal amount of outstanding Convertible Notes1 (together with all accrued and unpaid interest thereon, the “Outstanding Notes”);

WHEREAS, currently, each of the Outstanding Notes are due and payable on October 1, 2016, accrue interest at the rate of 6% per annum (15% upon the occurrence of an event of default), and allow the holder thereof the right to convert the principal and interest due thereunder into common stock of Lucas at a conversion price of $1.50 per share, provided that any conversion is subject to Lucas first receiving approval for the issuance of shares of Lucas’s common stock under the Outstanding Notes under applicable NYSE MKT rules and regulations (“NYSE Approval”), and to the extent such conversion(s) (together with the Convertible Notes sold by Silver Star to Rockwell, a portion of which has already been converted) would exceed 243,853 shares of common stock, stockholder approval for such issuances (the “Stockholder Approval”), and may be prepaid at any time with ten days prior notice to the holder thereof; and

1 Such $200,000 in principal amount of Outstanding Notes includes $200,000 in principal outstanding under that certain Convertible Promissory Note provided by Lucas to Silver Star dated February 10, 2016, to be effective on February 8, 2016.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

12

WHEREAS, pursuant to the terms of this Agreement, (a) Silver Star desires to assign and TALL desires to assume, all of Silver Star’s rights and obligations under the Line of Credit and Outstanding Notes, and Lucas desires to consent to such assignment and assumption; (b) the Parties desire to amend and modify certain terms and conditions of the Line of Credit and Outstanding Notes as described below; (c) Lucas desires to provide TALL additional consideration for assuming Silver Star’s rights under the Line of Credit; and (d) the Parties desire to make the confirmations and acknowledgements set forth below, and to agree to the other terms and conditions below, each on, and subject to, the terms and conditions of this Agreement as described below.

NOW, THEREFORE, in consideration of the premises and the mutual covenants, agreements, and considerations herein contained, and other good and valuable consideration, which consideration the Parties hereby acknowledge and confirm the receipt and sufficiency thereof, the Parties hereto agree as follows:

1.            Assignment and Assumption.

(a)           Assignment and Assumption of Outstanding Notes. Effective as of the Effective Date, Silver Star assigns all of its rights, title and interest in the Outstanding Notes to TALL, and TALL hereby accepts such assignment (the “Note Assignment”). Silver Star hereby assigns, sells, conveys, transfers and sets over unto TALL, its successors and assigns, all right, title and interest of Silver Star in and to the Outstanding Notes, free and clear of all liens, claims, charges and encumbrances. After the Effective Date, Lucas shall not owe Silver Star any monies or obligations whatsoever under the Outstanding Notes and all monies and obligations thereunder shall instead be owed by Lucas solely to TALL and shall be paid (if not converted pursuant to the terms of the Convertible Notes) by Lucas to TALL. Effective upon the Note Assignment, each reference to “Holder” in the Outstanding Notes shall mean TALL.

(b)          Assignment and Assumption of Line of Credit Rights. Effective as of the Effective Date, Silver Star assigns all of its rights, title, interest and obligations in and under the Line of Credit (the “Line of Credit Rights”) to TALL, and TALL hereby accepts such assignment (the “Line of Credit Assignment” and collectively with the Note Assignment, the “Assignment”). Silver Star hereby assigns, sells, conveys, transfers and sets over unto TALL, its successors and assigns, all right, title, interest and obligations of Silver Star in and under the Line of Credit, free and clear of all liens, claims, charges and encumbrances. After the Effective Date, Lucas shall not owe any obligations to Silver Star under, and Silver Star shall have no rights or obligations under, the Line of Credit. Effective upon the Line of Credit Assignment, each reference to “Investor” in the Line of Credit shall mean TALL.

(c)          Representations of Silver Star in Connection with the Assignment. Silver Star hereby represents and warrants to TALL and Lucas that (i) Silver Star is the sole legal and beneficial owner of the Outstanding Notes and Line of Credit Rights, (ii) Silver Star owns the Outstanding Notes free and clear of all liens, claims, charges and encumbrances, (iii) other than the Rockwell Assignment, Silver Star has not assigned or transferred any of its rights or obligations under the Outstanding Notes or Line of Credit; and (iv) Silver Star has the full power and authority to assign, sell, convey, transfer and set over to TALL all of Silver Star’s right, title and interest in and to the Outstanding Notes and the Line of Credit Rights, and no approval or consent of any person, court or other governmental authority or agency is required in connection with this Agreement or the Assignment.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

13

(d)          Release. In consideration for the Assignment, the payment by TALL of the Assignment Fee (defined below) and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, and effective on the Effective Date, Silver Star hereby releases, acquits and forever discharges Lucas, its current, past and future affiliates, agents, directors, officers, servants, representatives, successors, shareholders, employees, attorneys, and assigns (collectively, the “Release Parties”) from all actions, causes of action, suits, debts, dues, sums of money, accounts, reckonings, covenants, controversies, agreements, promises, variances, trespasses, damages, judgments, claims and demands, whether asserted or unasserted, whether known or unknown, suspected or unsuspected, which it ever had or now has, upon or by reason of any manner, cause, causes or thing whatsoever, in law or equity and all rights, obligations, claims, demands, whether in contract, tort, or state and/or federal law arising from or relating to, or associated with the Line of Credit and Convertible Promissory Notes sold by Lucas to Silver Star thereunder (the “Release”). Silver Star further represents that it has not assigned, in whole or in part, any claim, demand and/or causes of action against any Released Party prior to its entry into this Agreement.

(e)          Payment of Assignment Fee. Within three (3) Business Days of the date of the complete execution of this Agreement by all the Parties hereto, TALL shall wire $200,000 (the “Assignment Fee”) to Silver Star pursuant to the written instructions of Silver Star in full and complete satisfaction for the Assignment. “Business Day” means a day other than (i) a Saturday, (ii) a Sunday or (iii) a day on which commercial banks in the City of Houston, Texas are authorized or required to be closed for business.

(f)           Consent to Assignment. By executing this Agreement below, Lucas consents to the Assignment for all purposes.

(g)          Representations of TALL in connection with Assignment. TALL agrees and covenants to comply with all of the terms and conditions of the Line of Credit and Outstanding Notes and to be bound by all of such terms thereof. TALL further represents to Lucas, as of the date hereof, and confirms, all of the representations and warranties of the “Investor” set forth in ARTICLE III of the Line of Credit, as if TALL had made such representations thereunder as of the date of this Agreement as an original party thereunder.

2.            Amendments to Line of Credit and Outstanding Notes.

(a)          Effective as of Effective Date, each reference to “Secured” Line of Credit Agreement or “Secured” Convertible Promissory Note in the Line of Credit or Outstanding Notes shall be replaced by a reference to “Line of Credit Agreement” and “Convertible Promissory Note”, respectively. TALL confirms and acknowledges that none of the Outstanding Notes or Future Notes (as defined below) are secured.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

14

(b)          Effective as of Effective Date, the definition of “Commitment Amount” in Section 1.1(i) of the Line of Credit shall be amended, replaced and superseded in its entirety by the following Section 1.1(i):

“(i)            “Commitment Amount” shall mean the aggregate amount not to exceed One Million Eight Hundred Thousand Dollars ($1,800,000) which the Investor has agreed to provide to the Company, subject to the terms of this Agreement, in order to purchase Convertible Notes pursuant to the terms and conditions of this Agreement, provided that with the mutual agreement of Investor and the Company the “Commitment Amount” may be increased to up to no more than Two Million Four Hundred Thousand Dollars ($2,400,000).”

(c)          Effective as of Effective Date, Section 2.2(a) of the Line of Credit shall be amended, replaced and superseded in its entirety by the following Section 2.2(a):

“(a)         Advance Notice. At any time during the Commitment Period, the Company may deliver an Advance Notice to the Investor, subject to the conditions set forth in this Agreement. The amount of each individual Advance made pursuant to this Agreement shall not be more than $250,000 in any thirty (30) day period (the “Advance Limit”), unless otherwise agreed in writing by the Investor. The aggregate amount of all Advances pursuant to this Agreement shall not exceed the Commitment Amount.”

(d)          Effective as of Effective Date, Section 2.5 of the Line of Credit shall be amended, replaced and superseded in its entirety by the following Section 2.5:

“Section 2.5 Convertible Note Terms. Unless otherwise agreed in writing between the Company and the Investor, each Convertible Note shall be in the form of Convertible Note attached hereto as Exhibit A, shall be due on April 11, 2017, unless otherwise agreed between the parties, and shall accrue interest at the rate of 6% per annum until paid in full, except that upon the occurrence of an event of default under the Convertible Notes, shall accrue interest at the rate of 15% per annum.”

(e)          Notwithstanding the fact that the $200,000 Convertible Note provided by Lucas to Silver Star dated February 10, 2016, to be effective on February 8, 2016, which pursuant to this Agreement is being assigned to TALL for $200,000, shall convert at the contractual conversion price of $1.50 per share under the same terms and conditions of that Convertible Note, effective as of the Effective Date, the definition of “Conversion Price” in Section 4(a) shall apply to the Form of Convertible Promissory Note (which shall govern all Future Notes as defined below) which forms Exhibit A to the Line of Credit, shall be amended to equal a “Conversion Price” of $3.25 per share, and each reference in the Outstanding Notes, Line of Credit, Form of Convertible Promissory Note or Future Notes to Conversion Price shall mean $3.25 per share.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

15

(f)           Effective as of Effective Date, Section 6.1(a) of the Line of Credit shall be amended, replaced and superseded in its entirety by the following Section 6.1(a):

“(a)        Requirement to Seek Shareholder Approval. The Company agrees to seek the approval by the shareholders of the Company, as required pursuant to applicable rules and regulations of the NYSE MKT, of (a) the issuance of the Conversion Shares upon the conversion of the Convertible Notes; and (b) the issuance of shares of common stock issuable upon exercise of those certain warrants issuable pursuant to the terms of the April 11, 2015, Assignment, Assumption and Amendment to Line of Credit and Notes Agreement by and between Silver Star Oil Company, Lucas Energy, Inc. and Target Alliance London Limited (collectively, the “Transaction Shares”), at such time as the Company seeks shareholder approval for the issuance of shares of Common Stock pursuant to the December 30, 2015, Asset Purchase Agreement, entered into by the Company with twenty-one separate sellers and Segundo Resources, LLC, as a seller and as a representative of the sellers named therein (the “Segundo Transaction” and the “Segundo Proxy”), provided that in the event the Segundo Proxy is not filed by June 30, 2016, the Company shall file a separate proxy statement to seek shareholder approval for the issuance of the Transaction Shares within thirty (30) days of such date.”

(g)          Effective as of the Effective Date, a new Section 8.17 shall be added to the Line of Credit as follows:

“Section 8.17. Blocker. The Investor shall not have the right to convert any portion of the Notes, pursuant to Section 4(a) thereof or otherwise, to the extent that after giving effect to such conversion, Investor (together with the Investor’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion (the “Blocker”). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Investor and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Notes with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of the Notes beneficially owned by the Investor or any of its affiliates which include a similar Blocker and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of Lucas (including, without limitation, any other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Investor or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 8.17, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether the Notes are convertible (in relation to other securities owned by the Investor) and of which a portion of the Notes is convertible shall be in the sole discretion of such Investor. To ensure compliance with this restriction, the Investor will be deemed to represent to Lucas each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and Lucas shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 8.17, in determining the number of outstanding shares of Common Stock, the Investor may rely on the number of outstanding shares of Common Stock as reflected in (x) Lucas’s most recent Form 10-Q or Form 10-K (or such related form), as the case may be, (y) a more recent public announcement by Lucas or (z) any other notice by Lucas or Lucas’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Investor, Lucas shall within two Business Days confirm orally and in writing to the Investor the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Lucas, including the Notes, by the Investor or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 8.17 may be waived by the Investor upon, at the election of the Investor, not less than 61 days’ prior written notice to Lucas, and the provisions of this Section 8.17 shall continue to apply until such 61st day (or such later date, as determined by the Investor, as may be specified in such notice of waiver). The foregoing provision shall be treated as if a provision of the Notes.”

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

16

(h)          Effective as of the Effective Date, the following sections of the Line of Credit shall be removed from the Line of Credit in their entirety (or confirmed removed if previously removed or waived by a prior amendment to the Line of Credit) and replaced by “[Intentionally Removed]”: Section 1.1(h), Section 6.1(d), Section 6.2(a), Section 7.9, Section 7.10, Section 7.11 and Section 7.12.

(i)           Effective as of Effective Date, the definition of “Maturity Date” in Section 2 of the Outstanding Notes and the Form of Convertible Promissory Note (which shall govern all Future Notes as defined below) which forms Exhibit A to the Line of Credit, shall be amended to provide for a “Maturity Date” of April [11], 2017. For the sake of clarity, the Outstanding Notes shall be due on April [11], 2017.

(j)           Effective as of Effective Date, a new Section 4(m) shall be added to each of the Outstanding Notes and the Form of Convertible Promissory Note (which shall govern all Future Notes as defined below) which forms Exhibit A to the Line of Credit as follows:

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

17

“m.	Blocker. The Holder shall not have the right to convert any portion of this Note, pursuant to Section 4(a) hereof or otherwise, to the extent that after giving effect to such conversion, Holder (together with the Holder’s affiliates), as set forth on the applicable Notice of Conversion, would beneficially own in excess of 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to such conversion (the “Blocker”). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Note with respect to which the determination of such sentence is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (A) conversion of the remaining, nonconverted portion of any notes beneficially owned by the Holder or any of its affiliates which include a similar Blocker and (B) exercise or conversion of the unexercised or nonconverted portion of any other securities of Lucas (including, without limitation, any other Notes) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 4(m), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act. To the extent that the limitation contained in this section applies, the determination of whether the Note is convertible (in relation to other securities owned by the Holder) and of which a portion of the Note is convertible shall be in the sole discretion of such Holder. To ensure compliance with this restriction, the Holder will be deemed to represent to Lucas each time it delivers a Notice of Conversion that such Notice of Conversion has not violated the restrictions set forth in this paragraph and Lucas shall have no obligation to verify or confirm the accuracy of such determination. For purposes of this Section 4(m), in determining the number of outstanding shares of Common Stock, the Holder may rely on the number of outstanding shares of Common Stock as reflected in (x) Lucas’s most recent Form 10-Q or Form 10-K (or such related form), as the case may be, (y) a more recent public announcement by Lucas or (z) any other notice by Lucas or Lucas’s transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of the Holder, Lucas shall within two Business Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of Lucas, including this Note or other notes, by the Holder or its affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The provisions of this Section 4(m) may be waived by the Holder upon, at the election of the Holder, not less than 61 days’ prior written notice to Lucas, and the provisions of this Section 4(m) shall continue to apply until such 61st day (or such later date, as determined by the Holder, as may be specified in such notice of waiver). The foregoing provision shall be treated as if a provision of the Notes.”

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

18

3.            Grant of Warrants. As additional consideration for TALL agreeing to the Assignment and the amendments to the Line of Credit and Outstanding Notes described in Section 2, above, Lucas agrees to grant Silver Star warrants to purchase 51,562 shares of Lucas’s common stock for each $250,000 borrowed by Lucas under the Line of Credit after the date of this Agreement (i.e., warrants to purchase 0.20625 shares of Common Stock for each dollar borrowed)(the “Warrants”), which Warrants shall have an exercise price of $3.25 per share and the terms and conditions set forth in the form of Warrant attached hereto as Exhibit A.

4.            Sales of Future Notes and Grant of Warrants Subject to the Terms of the April 6, 2016 Securities Purchase Agreement and Stock Purchase Agreement Entered Into Between Lucas and an Accredited Investor. The sales of any Future Notes (as defined below) under the Line of Credit and the grant of Warrants hereunder shall be subject in all cases to the restrictions set forth in Section IV.L of that certain April 6, 2016 (a) Securities Purchase Agreement and (b) Stock Purchase Agreement entered into between Lucas and an accredited investor, as described by Lucas in its Current Report on Form 8-K filed with the Securities and Exchange Commission on April 7, 2016, including a restriction on Lucas selling not more than $250,000 per month in private placements of securities, subject to all such securities being restricted for a period of six months from their issuance date (collectively, the “Restrictions”). In the event of any conflict between the terms of this Agreement, the Line of Credit, Warrants, Outstanding Notes or Future Notes (as defined below)(collectively the “Securities Agreements”) and the Restrictions, the Restrictions shall control and the Securities Agreements shall be modified automatically to comply with such Restrictions.

5.            Representations of TALL. TALL hereby represents and warrants to Lucas in connection with the grant of the Warrants and the Assignment of the Line of Credit and the Outstanding Notes, which representations set forth in this Section 5 shall be deemed re-confirmed and re-represented each time that (i) Warrants are granted to TALL pursuant to Section 3 hereof; (ii) Outstanding Notes are converted into common stock of Lucas pursuant to the terms thereof by TALL; or (iii) Convertible Promissory Notes are sold to TALL pursuant to the terms of the Line of Credit after the date hereof (“Future Notes”) (provided that TALL shall also be deemed to make the representations set forth in the Line of Credit upon each future sale of Convertible Promissory Notes thereunder and shall further be deemed to make the representations in the Outstanding Notes upon each conversion of such notes in accordance with the terms and conditions thereof), that:

(a)          TALL is an “accredited investor,” as such term is defined in Regulation D of the Securities Act of 1933, as amended (the “1933 Act”), and is acquiring the Outstanding Notes, will acquire any Future Notes, will acquire the shares of Lucas common stock issuable upon conversion of the Outstanding Notes and any Future Notes and will acquire the Warrants and the shares of Lucas common stock issuable upon exercise of such Warrants (collectively, the “Securities”) for its own account and not with a view to a sale or distribution thereof as that term is used in Section 2(a)(11) of the 1933 Act, in a manner which would require registration under the 1933 Act or any state securities laws. TALL has such knowledge and experience in financial and business matters that TALL is capable of evaluating the merits and risks of the Securities. TALL can bear the economic risk of the Securities, has knowledge and experience in financial business matters and is capable of bearing and managing the risk of investment in the Securities. TALL recognizes that the Securities have not been registered under the 1933 Act, nor under the securities laws of any state and, therefore, cannot be resold unless the resale of the Securities is registered under the 1933 Act or unless an exemption from registration is available. TALL has carefully considered and has, to the extent TALL believes such discussion necessary, discussed with its professional, legal, tax and financial advisors, the suitability of an investment in the Securities for its particular tax and financial situation and its advisers, if such advisors were deemed necessary, and has determined that the Securities are a suitable investment for it. TALL has not been offered the Securities by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to TALL’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising. TALL has had an opportunity to ask questions of and receive satisfactory answers from Lucas, or any person or persons acting on behalf of Lucas, concerning the terms and conditions of the Securities and Lucas, and all such questions have been answered to the full satisfaction of TALL. Lucas has not supplied TALL any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and TALL is relying on its own investigation and evaluation of Lucas and the Securities and not on any other information.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

19

(b)          TALL is duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation and has all requisite corporate power and authority to carry on its business as now conducted. TALL is duly qualified to transact business and is in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its business or properties.

(c)          All corporate action has been taken on the part of TALL, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement. TALL has taken all corporate action required to make all of the obligations of TALL reflected in the provisions of this Agreement, valid and enforceable obligations.

(d)          TALL is aware that the conversion of the Outstanding Notes and Future Notes, and if the NYSE MKT requires aggregation of all such securities, the exercise of the Warrants, will be, and are, limited by the requirement to obtain NYSE Approval and Stockholder Approval, and until such time as Lucas receives Stockholder Approval for the issuance of shares of common stock upon conversion and exercise thereof, as applicable, none of such securities will be convertible or exercisable.

(e)          Each certificate or instrument representing Securities will be endorsed with the following legend (or a substantially similar legend), unless or until registered under the 1933 Act:

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

20

THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT COVERING SUCH SECURITIES, THE TRANSFER IS MADE IN COMPLIANCE WITH RULE 144 PROMULGATED UNDER SUCH ACT OR LUCAS RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES WHICH IS REASONABLY SATISFACTORY TO LUCAS, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SUCH ACT.

6.            Consideration. Each of the Parties agrees and confirms by signing below that they have received valid consideration in connection with this Agreement and the transactions contemplated herein.

7.            Mutual Representations, Covenants and Warranties. Each of the Parties, for themselves and for the benefit of each of the other Parties hereto, represents, covenants and warranties that:

(a)          Such Party has all requisite power and authority, corporate or otherwise, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and thereby. This Agreement constitutes the legal, valid and binding obligation of such Party enforceable against such Party in accordance with its terms, except as such enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and general equitable principles;

(b)          The execution and delivery by such Party and the consummation of the transactions contemplated hereby and thereby do not and shall not, by the lapse of time, the giving of notice or otherwise: (i) constitute a violation of any law; or (ii) constitute a breach of any provision contained in, or a default under, any governmental approval, any writ, injunction, order, judgment or decree of any governmental authority or any contract to which such Party is bound or affected;

(c)          Any individual executing this Agreement on behalf of an entity has authority to act on behalf of such entity and has been duly and properly authorized to sign this Agreement on behalf of such entity; and

(d)          No changes, amendments or modifications to the terms and conditions of the Rockwell Assigned Notes shall be effected by the terms and conditions of this Agreement.

8.            Further Assurances. The Parties agree that, from time to time, each of them will take such other action and to execute, acknowledge and deliver such contracts, deeds, or other documents as may be reasonably requested and necessary or appropriate to carry out the purposes and intent of this Agreement, the Assignment and the transactions contemplated herein.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

9.            Effect of Agreement. Upon the effectiveness of this Agreement, each reference in the Line of Credit and Outstanding Notes to “Agreement,” “Note,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to such Line of Credit and Outstanding Notes as modified or amended hereby.

10.          Line of Credit and Outstanding Notes to Continue in Full Force and Effect. Except as specifically modified or amended herein, the Line of Credit and Outstanding Notes and the terms and conditions thereof shall remain in full force and effect.

11.          Benefit and Burden. This Agreement shall inure to the benefit of, and shall be binding upon, the Parties hereto and their successors and permitted assigns.

12.          Entire Agreement. This Agreement sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the Parties with respect to the transactions contemplated hereby and thereby, and supersedes all prior agreements, arrangements and understandings between the Parties, whether written, oral or otherwise, except for the Line of Credit and Outstanding Notes which are amended as provided herein.

13.          Review and Construction of Documents. Each Party represents to the others, that (a) before executing this Agreement, said Party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said Party has relied solely and completely upon its own judgment in executing this Agreement; (c) said Party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said Party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the Parties and their respective counsel.

14.          Severability. Every provision of this Agreement is intended to be severable. If, in any jurisdiction, any term or provision hereof is determined to be invalid or unenforceable, (a) the remaining terms and provisions hereof shall be unimpaired, (b) any such invalidity or unenforceability in any jurisdiction shall not invalidate or render unenforceable such term or provision in any other jurisdiction, and (c) the invalid or unenforceable term or provision shall, for purposes of such jurisdiction, be deemed replaced by a term or provision that is valid and enforceable and that comes closest to expressing the intention of the invalid or unenforceable term or provision. In the event a court of competent jurisdiction determines that any provision of this Agreement is invalid or against public policy and cannot be so reduced or modified so as to be made enforceable, the remaining provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

21

15.          Construction. When used in this Agreement, unless a contrary intention appears: (i) a term has the meaning assigned to it; (ii) “or” is not exclusive; (iii) “including” means including without limitation; (iv) words in the singular include the plural and words in the plural include the singular, and words importing the masculine gender include the feminine and neuter genders; (v) any agreement, instrument or statute defined or referred to herein or in any instrument or certificate delivered in connection herewith means such agreement, instrument or statute as from time to time amended, modified or supplemented and includes (in the case of agreements or instruments) references to all attachments thereto and instruments incorporated therein; (vi) the words “hereof”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision hereof; (vii) references contained herein to Article, Section, Schedule, Appendix and Exhibit, as applicable, are references to Articles, Sections, Schedules, Appendixes and Exhibits in this Agreement unless otherwise specified and any such Schedules, Appendixes and Exhibits referred to herein shall be construed with, and as an integral part of, this Agreement to the same extent as if they were set forth verbatim herein; (viii) references to “writing” include printing, typing, lithography and other means of reproducing words in a visible form, including, but not limited to email; (ix) references to “dollars”, “Dollars” or “$” in this Agreement shall mean United States dollars; (x) reference to a particular statute, regulation or law means such statute, regulation or law as amended or otherwise modified from time to time; (xi) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein); (xii) unless otherwise stated in this Agreement, in the computation of a period of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding”; (xiii) references to “days” shall mean calendar days; and (xiv) the paragraph headings contained in this Agreement are for convenience only, and shall in no manner be construed as part of this Agreement.

16.          Choice of Law. This Agreement shall be governed by and construed according to the laws of the State of Texas, without giving effect to its choice of law principles. Any actions and proceedings arising out of or relating directly or indirectly to this Agreement or any ancillary agreement or any other related obligations shall be litigated solely and exclusively in the state or federal courts located in Harris County, Texas, and those such courts are convenient forums. Each Party hereby submits to the personal jurisdiction of such courts for purposes of any such actions or proceedings.

17.          Binding Effect. This Agreement shall not be binding on any Party unless and until it is executed by all Parties, and upon such execution shall be binding on and inure to the benefit of each of the Parties and their respective heirs, successors, assigns, directors, officers, agents, employees and personal representatives.

18.          Counterparts and Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any amendments hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No Party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such Party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

22

IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed and delivered as of the date set forth on the first page hereof to be effective as of the Effective Date.

Target Alliance London Limited

By:	/s/ I. Aronson

Its:	Director

Printed Name:	I. Aronson

Silver Star Oil Company

By:	/s/ John Chambers 04-12-16
John Chambers
Principal

LUCAS ENERGY, INC.

By:	/s/ Anthony C. Schnur
Anthony C. Schnur
Chief Executive Officer

Assignment and Assumption Agreement
Target Alliance London Limited, Silver Star Oil Company and Lucas Energy, Inc.

23

CONVERTIBLE PROMISSORY NOTE

PURCHASE AGREEMENT

This Convertible Promissory Note Purchase Agreement (this “Agreement”) is entered into on March 29, 2016, to be effective March 11, 2016 (the “Effective Date”), by and among Lucas Energy, Inc., a Nevada corporation (the “Company”) and HFT Enterprises, LLC, a Nevada limited liability company (the “Purchaser”).

WHEREAS, on the terms and subject to the conditions set forth in this Agreement, the Company desires to issue and sell to the Purchaser, and the Purchaser wishes to purchase from the Company, convertible promissory notes substantially in the form attached hereto as Exhibit A (each a “Note” and collectively, the “Notes”); and

WHEREAS, such purchases will be made in reliance upon the provisions of Regulation D (“Regulation D”) of the Securities Act of 1933, as amended, and the regulations promulgated thereunder, and or upon such other exemption from the registration requirements of the Securities Act as may be available with respect to any or all of the investments to be made hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND OTHER MATTERS

1.1.        Incorporation of Recitals. It is expressly agreed that the recitals to this Agreement are incorporated herein and made an operative part of this Agreement.

1.2.        Defined Terms. As used in this Agreement, the following terms shall have the following meanings. Other capitalized terms are defined elsewhere herein.

1.2.1       “Affiliate” of any specified Person means any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such specified Person.

1.2.2        “Business Day” shall mean any day except Saturday, Sunday or any other day on which commercial banks located in Houston, Texas are closed for business.

1.2.3        “Common Stock” shall mean the Company’s common stock, par value $0.001 per share.

1.2.4        “Control” means, when used with respect to any specified Person, the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise.

1.2.5        “Conversion Shares” shall mean those shares of Common Stock (or equity securities of any successor to the Company, as the case may be), which may be received by the Purchaser upon conversion of the Notes in accordance with the terms hereof and the Notes.

24

Convertible Promissory Note
Purchase Agreement

1.2.6       “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

1.2.7        “GAAP” means generally accepted accounting principles in the United States of America as applied consistently with the past practices of the Company.

1.2.8        “Governmental Authority” shall mean any government or any state, department or other political subdivision thereof, or any governmental body, agency, authority or instrumentality in any jurisdiction exercising executive, legislative, regulatory or administrative functions of or pertaining to government.

1.2.9        “Material Adverse Effect” means any event, circumstance, change or effect, individually or in the aggregate, is or would be materially adverse: (i) to the business, results of operations, condition (financial or otherwise), assets or liabilities of the Company; (ii) to the Company’s ability to perform any of its material obligations under this Agreement, the Notes or the Warrant; or (iii) the ability of Purchaser to exercise any rights provided to the Purchaser under this Agreement, the Notes or Warrants.

1.2.10      “NYSE Approval” means the approval of the NYSE MKT of the additional listing of the Conversion Shares and Warrant Shares.

1.2.11     “Person” shall mean an individual, a corporation, limited liability company, a general or limited partnership, an association, a trust or other entity or organization, including any Governmental Authority.

1.2.12      “Purchaser’s Assigns” means one or more Persons which have been assigned the right to acquire the Third Tranche Note by Purchaser. No Person shall become a Purchaser’s Assigns unless or until such Person has signed a joinder agreement in form and substance approved by the Company agreeing to be bound by the terms and conditions of this Agreement, as if an original party hereto and making the same representations and warranties to the Company in connection with such purchase as made by the Purchaser herein, including, but not limited to pursuant to ARTICLE IV hereof. At such time as Purchaser has assigned its rights to acquire the Third Tranche Note to any Purchaser’s Assigns hereunder, all applicable references to Purchaser herein (except in connection with the purchase of the Initial Tranche Note and Second Tranche Note and except for in Section 2.3 hereof) shall automatically refer to Purchaser and Purchaser’s Assigns.

1.2.13      “Registrable Securities” means all of the Conversion Shares and all of the Warrant Shares.

1.2.14      “SEC” shall mean the Securities and Exchange Commission.

1.2.15      “Shareholder Approval” means the approval by the shareholders of the Company, as required pursuant to applicable rules and regulations of the NYSE MKT, of the issuance of the Conversion Shares upon the conversion of the Notes; the issuance of the Warrant Shares upon the exercise of the Warrants, and such other terms and conditions as may be required by the NYSE MKT or the SEC in connection therewith.

Convertible Promissory Note
Purchase Agreement

1.2.16      “Warrant Shares” means shares of Common Stock issuable upon exercise of the Warrants.

1.2.17      “Written Notice” means any representation of words, letters, symbols, numbers, or figures, whether (i) printed in or inscribed on a tangible medium or (ii) stored in an electronic form or other medium, retrievable in a perceivable form, and regardless of whether an electronic signature is authorized or attached thereto.

ARTICLE II.
SALE AND PURCHASE OF NOTES; GRANT OF WARRANTS;
CLOSING; CLOSING CONDITIONS.

2.1.        Initial Tranche; Second Tranche and Third Tranche.

2.1.1       (a)     Initial Tranche Issuance and Sale. On the terms and subject to the conditions set forth herein, on or prior to March 11, 2016 (the “Initial Tranche Closing” and the “Initial Tranche Closing Date”), the Purchaser shall purchase from the Company a Note in the principal amount of $300,000, and the Company shall issue and sell to the Purchaser such Note (the “Initial Tranche Note” and such amount, the “Initial Tranche Purchase Price”). The Company acknowledges that the Initial Tranche Purchase Price was paid on the Initial Tranche Closing Date.

2.1.2        Second Tranche Issuance and Sale. On the terms and subject to the conditions set forth herein, on or prior to March 25, 2016 (the “Second Tranche Closing” and the “Second Tranche Closing Date”), the Purchaser shall purchase from the Company a Note in the principal amount of $150,000, and the Company shall issue and sell to the Purchaser such Note (the “Second Tranche Note” and such amount, the “Second Tranche Purchase Price”). The Company acknowledges that the Second Tranche Purchase Price was paid on the Second Tranche Closing Date.

2.1.3        Third Tranche Issuance and Sale. On the terms and subject to the conditions set forth herein, on or prior to April 30, 2016 (unless such date is extended with the mutual consent of the Parties)(the “Third Tranche Closing” and the “Third Tranche Closing Date”), the Purchaser or if applicable, the Purchaser’s Assigns, shall purchase from the Company a Note in the principal amount of $150,000, and the Company shall issue and sell to the Purchaser or the Purchaser’s Assigns such Note (the “Third Tranche Note” and such amount, the “Third Tranche Purchase Price”).

Convertible Promissory Note
Purchase Agreement

2.2.        Sales and Purchase of Notes. The aggregate purchase price paid by the Purchaser for the Notes purchased by the Purchaser and issued by the Company at the Initial Tranche Closing shall be $300,000; the aggregate purchase price paid by the Purchaser for the Notes purchased by the Purchaser and issued by the Company at the Second Tranche Closing shall be $150,000 and the aggregate purchase price paid by the Purchaser (or Purchaser’s Assigns) for the Notes purchased by the Purchaser (or Purchaser’s Assigns) and issued by the Company at the Third Tranche Closing shall be $150,000 (collectively, the $600,000 payable for all the Notes, the “Aggregate Principal Amount”).

2.3.        Grant of Warrants. In consideration for the Purchaser (or Purchaser’s Assigns) purchasing the Aggregate Principal Amount of the Notes, the Company agrees to grant to the Purchaser, upon receipt of the Aggregate Principal Amount, warrants to purchase 124,285 shares of the Company’s common stock, with a five year term and an exercise price of $1.50 per share, in the form of Common Stock Purchase Warrant attached hereto as Exhibit B (the “Warrants”). Until or unless the Aggregate Principal Amount of Notes has been purchased by the Purchaser (and/or the Purchaser’s Assigns), no Warrants shall be granted.

2.4.        Closing; Delivery. The closing of the sale and purchase of each of the Notes under this Agreement at each of the Initial Tranche Closing, Second Tranche Closing and Third Tranche Closing (each a “Closing” and collectively, the “Closings”) shall take place at the offices of The Loev Law Firm, PC, 6300 West Loop South, Suite 280, Bellaire, Texas 77401, or remotely by mail, facsimile, e-mail and/or wire transfer, in each case to the extent acceptable to the parties hereto, on the Initial Tranche Closing Date, Second Tranche Closing Date and Third Tranche Closing Date, as applicable (such dates, as applicable, the “Closing Dates” and each a “Closing Date”). At each of the Closings, on the terms and subject to the conditions hereof, the Company shall deliver to the Purchaser (or the Purchaser’s Assigns, if applicable, in connection with the sale of the Third Tranche Note) a Note in the principal amount set forth in Section 2.1 above, in each case, against payment of the aggregate consideration therefor as set forth in Section 2.1.3, in the form of immediately available funds, certified or official bank check and/or by another method acceptable to the Company, provided that the Parties agree that the Initial Tranche Note and Second Tranche Note are being delivered to the Purchaser concurrently with the Parties entry into this Agreement. Additionally, on the Third Tranche Closing Date, the Company shall deliver to the Purchaser a Common Stock Purchase Warrant evidencing the Warrants due to the Purchaser as discussed in Section 2.3 above.

2.5.        Conditions to Closings. Each Closing shall be subject to the following conditions, each of which may be waived in the discretion of the Purchaser:

2.5.1        no Event of Default (as defined in the Notes) shall have occurred or be continuing, nor shall have any event occurred or condition existed which, with the giving of notice or passing of time or both, would constitute an Event of Default;

2.5.2        the Conversion Shares underlying the Notes issued in connection with such Closing have been duly reserved for future issuance on the books and records of the Company (and in the case of the Third Tranche Closing, the shares of Common Stock issuable upon exercise of the Warrants have been reserved for future issuance); and

2.5.3       No Material Adverse Effect effecting the Company shall have occurred since the date of this Agreement; and

Convertible Promissory Note
Purchase Agreement

2.5.4        each of the representations and warranties made by the Company pursuant to this Agreement (or in any amendment, modification or supplement hereto or thereto) shall, except to the extent that they relate to a particular date, be true and correct in all material respects on and as of such date as if made on and as of the applicable Closing Date.

ARTICLE III.
REPRESENTATIONS OF THE COMPANY

As a material inducement to the Purchaser to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to purchase the Notes, the Company hereby represents and warrants to the Purchaser (or in the event the Purchaser assigns its rights to the Third Tranche Note as provided herein, the Purchaser’s Assigns) as follows:

3.1.        The Company is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged.

3.2.        The Company has the power and authority and the legal right to execute and deliver, and to perform its obligations under, this Agreement, the Notes and Warrants and has taken all necessary corporate action to authorize such execution, delivery and performance.

3.3.        This Agreement, the Notes and Warrants constitute or will constitute, as applicable, a legal, valid and binding obligation of the Company enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

3.4.        The execution, delivery and performance of this Agreement, the Notes and Warrants will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Company, (ii) violate or contravene any provision of the Articles of Incorporation or bylaws of the Company, or (iii) result in a breach of or constitute a default under any indenture, loan or credit agreement or any other agreement, lease or instrument to which the Company is a party or by which it or any of its properties may be bound or result in the creation of any lien thereunder, subject in all cases to the NYSE Approval.

3.5.        No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Company to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of, the Notes and Warrants, except for filings pursuant to Regulation D of the Securities Act, and the rules and regulations promulgated thereunder, applicable state securities laws, and the NYSE Approval.

Convertible Promissory Note
Purchase Agreement

3.6.        There are no actions, suits or proceedings pending or, to the knowledge of the Company, threatened against or affecting the Company or any of its properties before any court or arbitrator, or any governmental department, board, agency or other instrumentality which, if determined adversely to the Company, would have a Material Adverse Effect.

3.7.        There are no claims for and no Person is entitled to any brokerage commissions, finder’s fees or similar compensation from the Company or based on any arrangement or agreement made by or on behalf of the Company in connection with the transactions contemplated by this Agreement.

ARTICLE IV.
REPRESENTATIONS OF PURCHASER;
LIMITATIONS ON DISPOSITION.

4.1.       Investment Representations. As a material inducement to the Company to enter into this Agreement and consummate the transactions contemplated hereby, including, without limitation, to sell the Notes to the Purchaser and grant the Warrants to Purchaser, the Purchaser, hereby represents and warrants to the Company that:

4.1.1        The Purchaser is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization and has the corporate power and authority and the legal right to own and operate its properties and to conduct the business in which it is currently engaged;

4.1.2        The Purchaser has the power and authority and the legal right to execute and deliver, and to perform its obligations under this Agreement and has taken all necessary corporate action to authorize such execution, delivery and performance;

4.1.3       This Agreement constitutes a legal, valid and binding obligation of the Purchaser enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law);

4.1.4        The execution, delivery and performance of this Agreement will not (i) violate any provision of any law, statute, rule or regulation or any order, writ, judgment, injunction, decree, determination or award of any court, governmental agency or arbitrator presently in effect having applicability to the Purchaser, or (ii) violate or contravene any provision of the organizational documents of the Purchaser;

4.1.5        No order, consent, approval, license, authorization or validation of, or filing, recording or registration with, or exemption by, any governmental or public body or authority is required on the part of the Purchaser to authorize, or is required in connection with the execution, delivery and performance of, or the legality, validity, binding effect or enforceability of this Agreement;

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4.1.6       There are no actions, suits or proceedings pending or, to the knowledge of the Purchaser, threatened against or affecting the Purchaser, if determined adversely to the Company, would have a material adverse effect on the business, operations, property or condition (financial or otherwise) of the Purchaser or on the ability of the Purchaser to perform its obligations hereunder;

4.1.7        The Notes, the Conversion Shares (as applicable), the Warrants, and the Warrant Shares (if applicable) (collectively the “Securities”) are and will be acquired by the Purchaser for such Purchaser’s own account for purposes of investment, not as a nominee or agent, and not with a view to or in connection with the distribution or resale of all or any part thereof, and that such Purchaser does not have any (i) present intention of selling, transferring granting any participation in, or otherwise distributing the same, or (ii) contract, undertaking, agreement or arrangement with any Person to sell, transfer, grant any participation in or otherwise distribute all or any part of the Securities;

4.1.8      The Purchaser understands that the Securities will not be registered under the Securities Act or applicable state securities laws, by reason of specific exemptions therefrom, which exemptions depend upon, among other things, Purchaser’s representations set forth herein;

4.1.9        The Purchaser (i) has sufficient knowledge and experience in financial or business matters that it is capable of evaluating the merits and risks of its investment in the Securities; (ii) is able to protect its interests and fend for itself in the transactions contemplated by this Agreement; and (iii) has the ability to bear the economic risks of its investment;

4.1.10      The Purchaser is an “accredited investor” as such term is defined in Rule 501(a) of Regulation D promulgated under the Securities Act;

4.1.11      The Purchaser understands that the Securities are characterized as “restricted securities” under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such Securities may be resold without registration under the Securities Act only in certain limited circumstances. In this connection, the Purchaser represents that it is familiar with Rule 144, as presently in effect, and understands the resale limitations imposed thereby and by the Securities Act;

4.1.12     The Purchaser has satisfied itself as to the full observance by it of the laws of its jurisdiction in connection with the purchase of the Securities including the tax consequences, if any, which may be relevant to the acquisition, holding, conversion, sale or transfer of the Securities;

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4.1.13      Purchaser has not been offered the Notes or Warrants by any form of general solicitation or advertising, including, but not limited to, advertisements, articles, notices or other communications published in any newspaper, magazine, or other similar media or television or radio broadcast or any seminar or meeting where, to Purchaser’s knowledge, those individuals that have attended have been invited by any such or similar means of general solicitation or advertising;

4.1.14     Purchaser has had an opportunity to ask questions of and receive satisfactory answers from the Company, or persons acting on behalf of the Company, concerning the terms and conditions of the Securities and the Company, and all such questions have been answered to the full satisfaction of Purchaser. The Company has not supplied Purchaser any information regarding the Securities or an investment in the Securities other than as contained in this Agreement, and Purchaser is relying on its own investigation and evaluation of the Company and the Securities and not on any other information;

4.1.15      Purchaser is aware that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of the Securities and other activities with respect to the Securities by Purchaser; and

4.1.16     Purchaser agrees to sell all Registrable Securities registered under any Registration Statement (as defined in ARTICLE VII below) and sold in connection therewith, in compliance with the plan of distribution set forth in such Registration Statement and any and all applicable prospectus delivery requirements.

4.2.         Limitations on Disposition.

4.2.1       Without in any way limiting the representations set forth in Section 4.1 hereof, the Purchaser hereby further agrees not to make any sale, transfer or other disposition of all or any portion of the Securities unless and until:

(i)       There is then in effect a registration statement under the Securities Act covering such proposed sale, transfer or other disposition and such sale, transfer or other disposition is made in accordance with such registration statement;

(ii)      (A)  The Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (B) if requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel, reasonably satisfactory to the Company, that such sale, transfer or other disposition will not require registration of such shares under the Securities Act, provided, however, that the Company will not require such an opinion of counsel for transactions made pursuant to Rule 144, as currently in existence, except in unusual circumstances; or

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(iii)     The submission to the Company of such other evidence, as may be satisfactory to the Company, that such proposed sale, transfer or other disposition will not be in violation of the Securities Act and any applicable state securities laws or regulations.

4.2.2       Notwithstanding the provisions of Section 4.2.1 immediately above, no such registration statement or opinion of counsel shall be required for a transfer to (i) any affiliate of such Purchaser as defined under Rule 144 of the Securities Act; (ii) Purchaser’s partners, stockholders, members or other equity holders; (iii) any immediate family member of a Purchaser; (iv) Purchaser’s executors or legal representatives; or (v) trustees of an intervivos trust or testamentary trust for the benefit of members of a Purchaser’s immediate family, provided that, in the case of the foregoing clauses (i) through (v), the transferee makes in writing the representations and warranties in favor of the Company contained in, and agrees in writing to the terms of, ARTICLE IV hereof as if such transferee were the original Purchaser hereunder, all in form and substance reasonably satisfactory to the Company.

4.2.3        The Purchaser understands and agrees that any sale, transfer or other disposition of all or any portion of the Securities in violation of the provisions of this Section 4.2 shall be null and void and prohibited, and that the Company shall not be required to recognize the same on its books and records any such purported sale, transfer or other disposition.

4.2.4        It is understood that the certificates evidencing the Securities may bear the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR UNDER THE PROVISIONS OF ANY APPLICABLE STATE SECURITIES LAWS, BUT HAVE BEEN ISSUED AND SOLD IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF SUCH ACTS. THE SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE SOLD, PLEDGED, TRANSFERRED OR ASSIGNED, EXCEPT (i) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS; OR (ii) UPON THE ISSUANCE TO THE COMPANY OF AN OPINION OF COUNSEL, OR THE SUBMISSION TO THE COMPANY OF SUCH OTHER EVIDENCE, AS MAY BE SATISFACTORY TO THE COMPANY, THAT SUCH PROPOSED SALE, TRANSFER, PLEDGE OR OTHER DISPOSITION WILL NOT BE IN VIOLATION OF THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES ACTS.

4.2.5       The Securities may also bear any other legend required by the securities laws of states or other jurisdictions to the extent such laws are applicable to the securities represented by the instrument so legended.

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4.3.        Brokerage. There are no claims for and no Person is entitled to any brokerage commissions, finder’s fees or similar compensation from the Purchaser or based on any arrangement or agreement made by or on behalf of the Purchaser in connection with the transactions contemplated by this Agreement.

4.4.        Principal Place of Business. The office or offices of the Purchaser in which its principal place of business is located at is set forth in Section 8.4.

ARTICLE V.
CONDITIONS TO THE OBLIGATIONS OF

THE COMPANY TO SELL THE NOTES

The obligations of the Company to sell the Notes and grant the Warrants to the Purchaser at each of the Closings are subject to fulfillment, or the waiver, of each of the following conditions on or before each of the Closings:

5.1.         Securities Laws Approvals. The Company shall have received the requisite approvals for the sale by the Company of the Notes and grant of the Warrants pursuant hereto, if any, of the federal and/or state securities authorities of each jurisdiction in which such approval is required to have been obtained prior to each Closing and such approvals shall be in full force and effect on the date of each Closing.

5.2.        Payment of Purchase Price. In connection with each Closing, the Purchaser (or in connection with the Third Tranche Note, the Purchaser’s Assigns) shall have delivered to the Company the purchase price for the Notes purchased in accordance with Section 2.1.3.

ARTICLE VI.
AFFIRMATIVE COVENANTS

6.1.         Conduct of Business; Maintenance of Existence; Compliance with Laws. From and after the date hereof and so long as any Notes remain outstanding, the Company shall continue to engage in business of the same general type as conducted by the Company on the Effective Date, and preserve, renew and keep in full force and effect its corporate existence and take all reasonable action to maintain all rights, privileges and franchises necessary or desirable in the normal conduct of the business of the Company. From and after the date hereof and so long as any Notes remain outstanding, the Company shall do or cause to be done all things necessary to ensure compliance by the Company in all material respects with all creditors, applicable statutes, regulations and orders of, and all applicable restrictions imposed by, any Governmental Authority (including those with jurisdiction over matters pertaining to the environment and hazardous materials).

6.2.        Maintenance of Properties and Books and Records. From and after the date hereof and so long as any Notes remain outstanding, the Company shall: (a) maintain, preserve, protect and keep its material properties in good repair, working order and condition (ordinary wear and tear excepted), and make reasonable, necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times consistent with its past practices, and (b) maintain a standard system of accounting that enables it to timely produce financial statements in accordance with GAAP.

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6.3.        Maintenance of Insurance. From and after the date hereof and so long as any Notes remain outstanding, the Company shall maintain insurance with responsible and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies of similar size engaged in similar businesses and owning similar properties in the same general areas in which the Company operates.

6.4.        Noncircumvention. From and after the date hereof and so long as any Notes remain outstanding, the Company shall not, by amendment of its Articles of Incorporation, bylaws or through any reorganization, transfer of assets, consolidation, merger, scheme of arrangement, dissolution, issuance or sale of securities, or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Agreement, any Notes or the Warrants, and will at all times in good faith carry out all of the provisions of this Agreement, the Notes and Warrants. Without limiting the generality of the foregoing, the Company shall take all such actions as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock upon the conversion of the Notes and exercise of the Warrants, and shall, so long as any of the Notes or Warrants are outstanding, take all action necessary to reserve and keep available out of its authorized and unissued shares of Common Stock, solely for the purpose of effecting the conversion of the Notes and exercise of the Warrants, the maximum number of shares of Common Stock as shall from time to time be necessary to effect the conversion of the Notes then outstanding (without regard to any limitations on conversion) and exercise of the Warrants then outstanding (without regard to any limitations on exercise).

6.5.        Change in Nature of Business. From and after the date hereof and so long as any Notes remain outstanding, the Company shall not, and the Company shall cause each of its subsidiaries to not, directly or indirectly, engage in any material line of business substantially different from those lines of business conducted by the Company and each of its subsidiaries on the Effective Date or any business substantially related or incidental thereto.

6.6.        Preservation of Existence. From and after the date hereof and so long as any Notes remain outstanding, the Company shall maintain and preserve, and cause each of its subsidiaries to maintain and preserve, its existence, rights and privileges, and become or remain, and cause each of its subsidiaries to become or remain, duly qualified and in good standing in each jurisdiction in which the character of the properties owned or leased by it or in which the transaction of its business makes such qualification necessary.

6.7.       Transactions with Affiliates. From and after the date hereof and so long as any Notes remain outstanding, the Company shall not, nor shall it permit any of its subsidiaries to, enter into, renew, extend or be a party to, any transaction or series of related transactions (including, without limitation, the purchase, sale, lease, transfer or exchange of property or assets of any kind or the rendering of services of any kind) with any affiliate, except in the ordinary course of business in a manner and to an extent consistent with past practice and necessary or desirable for the prudent operation of its business, for fair consideration and on terms no less favorable to it or its subsidiaries than would be obtainable in a comparable arm’s length transaction with a Person that is not an affiliate thereof.

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6.8 .       Distributions on Common Stock. From and after the date hereof and so long as any Notes remain outstanding, the Company shall not without the Purchaser’s written consent (a) pay, declare or set apart for such payment, any dividend or other distribution (whether in cash, property or other securities) on shares of capital stock other than dividends on shares of Common Stock solely in the form of additional shares of Common Stock or (b) directly or indirectly or through any subsidiary make any other payment or distribution in respect of its capital stock except for distributions pursuant to any shareholders’ rights plan which is approved by a majority of the Company’s disinterested directors.

6.9.        Restriction on Stock Repurchases. The Company hereby agrees that, from and after the date hereof and so long as any Notes remain outstanding, the Company shall not, without the Purchaser’s written consent, redeem, repurchase or otherwise acquire (whether for cash or in exchange for property or other securities or otherwise) in any one transaction or series of related transactions any shares of capital stock of the Company or any warrants, rights or options to purchase or acquire any such shares, except that the Company shall be authorized to and shall be able to repurchase the outstanding Series A Convertible Preferred Stock without prior notice to or approval of the Purchaser.

6.10.       Advances and Loans. From and after the date hereof and so long as any Notes remain outstanding, the Company shall not, without the Purchaser’s written consent, lend money, give credit or make advances to any person, firm, joint venture or corporation, including, without limitation, officers, directors, employees, subsidiaries and affiliates of the Company, except loans, credits or advances (a) in existence or committed on the date hereof and which the Company has informed Purchaser by Written Notice prior to the date hereof, or (b) made in the ordinary course of business in an arm’s-length transaction.

6.11.       Notices of Record Date. Notwithstanding the other requirements of this Agreement or the Notes, in the event that the Company shall propose at any time:

6.11.1      To declare any distribution upon its Common Stock, whether in cash, property, stock or other securities, whether or not a regular cash dividend and whether or not out of earnings or earned surplus;

6.11.2      To effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or

6.11.3     To voluntarily liquidate or dissolve or to enter into any transaction deemed to be a liquidation, dissolution or winding up of the Company;

then, in connection with each such event, this Company shall send to the Purchaser at least ten (10) days’ prior Written Notice of a record date for such transaction described above (and specifying the date on which the holders of Common Stock shall be entitled thereto and, if applicable, the amount and character of any distribution provided for above) or for determining rights to vote in respect of the matters referred to above.

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6.12.       Requirement to Seek Shareholder Approval. The Company agrees to seek Shareholder Approval for the issuance of all of the Conversion Shares issuable upon conversion of the Notes and all of the Warrant Shares issuable upon exercise of the Warrants (collectively, the “Transaction Shares”), at such time as the Company seeks shareholder approval for the issuance of shares of Common Stock pursuant to the December 30, 2015, Asset Purchase Agreement, entered into by the Company with twenty-one separate sellers and Segundo Resources, LLC, as a seller and as a representative of the sellers named therein (the “Segundo Transaction” and the “Segundo Proxy”), provided that in the event the Segundo Proxy is not filed by June 30, 2016, the Company shall file a separate proxy statement to seek shareholder approval for the issuance of the Transaction Shares within thirty (30) days of such date.

6.13.       Additional Listing of Shares. Within ten Business Days of the Initial Closing Date, the Company shall seek the additional listing of shares of Common Stock issuable upon conversion of the Notes equal to the aggregate Share Cap (as defined in the Notes) on the NYSE MKT. Assuming the Shareholder Approval is received, the Company shall promptly seek the additional listing of the remaining shares of Common Stock issuable upon conversion of the Notes and exercise of the Warrants on the NYSE MKT.

ARTICLE VII.
REGISTRATION RIGHTS

7.1.        Registration Statement. At such time as the Company has raised a minimum of $1,000,000 in equity and/or convertible debt funding, the Company shall, within thirty (30) days prepare and file with the SEC a registration statement under the Securities Act on Form S-1 (or if available, on Form S-3)(together with the prospectus and any amendments, including post-effective amendments, or supplements thereto, and all exhibits and all material incorporated by reference therein as applicable, the “Registration Statement”) providing for the registration for resale by the Purchaser, under the Securities Act of all of the Registrable Securities. The Registration Statement shall comply in all material respects with the requirements of the Securities Act and the applicable SEC form and shall include all information, financial statements, financial statement schedules, and exhibits required by the SEC to be included therein. Purchaser shall provide the Company with such information to be included in the Registration Statement as the Company may reasonably request. The Company shall use its commercially reasonable efforts to obtain the effectiveness of the Registration Statement in a reasonable timeframe, subject to any delay resulting from a review by the SEC or SEC comments received by the Company. The Company shall furnish, without charge, and on a timely basis, to each holder of Registrable Securities such number of copies of the Registration Statement (including the prospectus), each amendment and supplement thereto, and such other documents as such holder may reasonably request in order to facilitate the disposition of the Registrable Securities included therein owned by such holder. In the event that the SEC does not permit the Company to register all of the Registrable Securities, the Company shall promptly notify Purchaser and thereafter register in the initial registration statement the maximum number of Registrable Securities as permitted by the SEC. Thereafter, the Company shall prepare and file subsequent registration statements to register the Registrable Securities that were not registered in the initial registration statement as promptly as practicable and in a manner permitted by the SEC (each registration statement filed after the initial registration statement to register the Registrable Securities, if any, shall be included in the definition of “Registration Statement” used herein).

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7.2.        Registration Indemnification Rights. The Company agrees to indemnify and reimburse and hold harmless, to the extent permitted by law, each holder of shares of the Common Stock named as a selling shareholder in the Registration Statement against all losses, claims, damages, liabilities and expense (including reasonable legal expenses and any expenses incurred in investigating any claims) caused by any untrue or alleged untrue statement of material fact contained in the Registration Statement or prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or any other violation or breach of the Securities Act, the Exchange Act, or any state securities or blue sky laws (“Blue Sky Laws”) by the Company or any other Person acting on its behalf, except, as to the holder of Registrable Securities, insofar as the same are caused by or contained in any information furnished by Written Notice to the Company by such holder of Registrable Securities specifically for use in the preparation of the Registration Statement, by such holder’s failure to deliver a copy of the Registration Statement or prospectus after the Company has furnished a sufficient number of copies of the same or by such holder’s failure to comply with the rules and regulations of the Securities Act, the Exchange Act, or any Blue Sky Laws applicable to it.

7.3.        Amendments to Registration Statement. In connection with the Registration Statement, the Company shall use its reasonable best efforts to: (i) promptly prepare and file with the SEC any such amendments to the Registration Statement and supplements to the prospectus contained therein as may be necessary to keep the Registration Statement effective for a reasonable period of time after the filing date thereof, provided that the Registration Statement shall not be required to be filed, updated or supplemented after the earlier of such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or until such Registrable Securities have been sold or may be sold without the requirement to be in compliance with Rule 144(c)(1) and otherwise without volume or other restriction pursuant to Rule 144 of the Securities Act; and (ii) prepare and promptly file with the SEC and promptly notify the selling shareholders named in the Registration Statement of the filing of such amendment or supplement to the Registration Statement or prospectus that is part of the Registration Statement as may be necessary to correct any statements or omissions if, at the time when a prospectus relating to such securities is required to be delivered under the Securities Act, any event shall have occurred as the result of which any such prospectus or any other prospectus as then in effect would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances in which they were made, not misleading.

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7.4.       Costs of Registration. The Company shall pay all of their own expenses incident to their performance of or compliance with this ARTICLE VII, including all registration and filing fees, printing, messenger, telephone and delivery expenses, fees and disbursements of counsel for them and fees and disbursements of all independent auditors of the Company. Each holder of shares of the Company Common Stock named as a selling shareholder in the Registration Statement shall pay all of its own expenses, including, but not limited to, fees and disbursements of its counsel and any broker fees and commissions.

7.5.       Notice to Purchaser. the Company shall advise Purchaser, promptly after it shall receive notice or obtain knowledge of the issuance of any stop order by the SEC delaying or suspending the effectiveness of the Registration Statement or of the initiation of any proceeding for that purpose; and it will promptly use its commercially reasonable best efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued.

7.6.       Cease Trading. Purchaser agrees that if it is notified by the Company by Written Notice at any time that any Registration Statement registering the resale of the Registrable Securities is not effective, contains any misstatements or omissions, that the prospectus included in such Registration Statement no longer complies with the requirements of Section 10 of the Securities Act, or that the prospectus or Registration Statement can no longer be relied upon for any reason, Purchaser will refrain from selling such Registrable Securities covered thereby until such time as Purchaser is notified by the Company that such Registration Statement is effective or such prospectus is compliant with Section 10 of the Securities Act, unless Purchaser is able to, and does, sell the Company Common Stock pursuant to an available exemption from the registration requirements of Section 5 of the Securities Act.

ARTICLE VIII.
GENERAL PROVISIONS.

8.1.        Construction. Unless the context of this Agreement clearly requires otherwise, (a) references to the plural include the singular, and references to the singular include the plural; (b) references to any gender include the other genders; (c) the words “include,” “includes” and “including” do not limit the preceding terms or words and shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof”, “herein”, “hereunder”, “hereto” and similar terms in this Agreement refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) the terms “day” and “days” mean and refer to calendar day(s); (f) the terms “year” and “years” mean and refer to calendar year(s); and (g) all references in this Agreement to “dollars” or “$” shall mean United States Dollars. Unless otherwise set forth herein, references in this Agreement to (i) any document, instrument or agreement (including this Agreement) (A) includes and incorporates all exhibits, schedules and other attachments thereto, (B) includes all documents, instruments or agreements issued or executed in replacement thereof and (C) means such document, instrument or agreement, or replacement or predecessor thereto, as amended, modified or supplemented from time to time in accordance with its terms and in effect at any given time, and (ii) a particular law means such law as amended, modified, supplemented or succeeded, from time to time and in effect at any given time. All Article, Section, Exhibit and Schedule references herein are to Articles, Sections, Exhibits and Schedules of this Agreement, unless otherwise specified.

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8.2.        Entire Agreement. This Agreement, and the documents referred to herein constitute the entire agreement between the parties hereto pertaining to the subject matter hereof, and any and all other written or oral agreements relating to the subject matter hereof existing between the parties hereto are expressly canceled.

8.3.        Amendments. This Agreement and any terms hereof may not be amended, supplemented or modified except pursuant to a writing signed by both the Purchaser and the Company.

8.4.        Notices. All notices, requests and demands to or upon the respective parties hereto shall be sent to the addresses set forth on the signature page hereof (as such may be revised by the parties from time to time with not less than ten (10) days prior Written Notice) and shall be by Written Notice (including by facsimile transmission), and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered: (a) by hand, upon receipt or (b) three (3) days after being deposited in the mail, certified mail postage prepaid, or (c) in the case of a facsimile transmission notice or electronic transmission, upon confirmation by the recipient of receipt, or (d) in the case of delivery by a nationally recognized overnight courier, when received, in each case addressed to such addresses or fax number as may be hereafter notified by the respective parties hereto.

8.5.        Remedies, Characterizations, Other Obligations, Breaches and Injunctive Relief. The remedies provided in this Agreement and the Notes shall be cumulative and in addition to all other remedies available under this Agreement and the Notes at law or in equity (including a decree of specific performance and/or other injunctive relief), and nothing herein shall limit the Purchaser’s (or any holder of the Notes) right to pursue actual and consequential damages for any failure by the Company to comply with the terms of this Agreement or the Notes. The Company acknowledges that a breach by it of its obligations under this Agreement or the Notes will cause irreparable harm to the Purchaser and that the remedy at law for any such breach may be inadequate. The Company therefore agrees that, in the event of any such breach or threatened breach, the Purchaser shall be entitled, in addition to all other available remedies, to an injunction restraining any such breach or any such threatened breach, without the necessity of showing economic loss and without any bond or other security being required.

8.6.        No Third Party Beneficiaries. This Agreement does not create, and shall not be construed as creating, any rights enforceable by any person or entity not a party hereto.

8.7.        Waiver. Any waiver or any breach of any of the terms or conditions of this Agreement shall not operate as a waiver of any other breach of such terms or conditions or of any other term or condition, nor shall any failure to insist upon strict performance or to enforce any provision hereof on any one occasion operate as a waiver of such provision or of any other provision hereof or a waiver of the right to insist upon strict performance or to enforce such provision or any other provision on any subsequent occasion. Any waiver must be by Written Notice.

8.8.        Successors and Assigns. Neither the Company nor the Purchaser may assign its rights or obligations under this Agreement without the consent of the other party. This Agreement shall be binding upon and inure to the benefit of the Company and the Purchaser and their respective successors and permitted assigns.

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8.9.        Further Assurances. Each party hereto, at the reasonable request of the other party hereto, shall execute and deliver such other instruments and do and perform such other acts and things as may be necessary or desirable for effecting completely the consummation of this Agreement and the transactions contemplated hereby.

8.10.      Captions. The captions of the Sections and Articles of this Agreement have been inserted for convenience only and shall have no substantive effect.

8.11.      Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

8.12.      Governing Law. This Agreement and any note and the rights and obligations of the parties under this Agreement shall be governed by, and construed and interpreted in accordance with, the internal laws of the State of Texas without regard to any conflicts of law provisions thereof. The parties hereby consent and agree that, in any actions predicated upon this Agreement or any Note, venue is properly laid in Texas and that the Circuit Court in and for Houston, Texas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Agreement and any Note.

8.13.     Waiver of Jury Trial. To the extent not prohibited by applicable law which cannot be waived, each of the Company and the Purchaser hereby waives, and covenants that it will not assert (whether as plaintiff, defendant or otherwise), any right to trial by jury in any forum in respect of any issue, claim, demand, action, or cause of action arising out of or based upon this Agreement, the subject matter hereof, any note or the subject matter thereof, in each case whether now existing or hereafter arising and whether in contract or tort or otherwise. Each of the Company and the Purchaser acknowledge that it has been informed by the other parties hereto that the provisions of this section constitute a material inducement upon which such other parties have relied, are relying and will rely in entering into this Agreement. Any party may file an original counterpart or a copy of this section with any court as written evidence of the consent of the Company and the Purchaser to the waiver of its rights to trial by jury.

8.14.     No Presumption from Drafting. This Agreement has been negotiated at arm’s-length between persons knowledgeable in the matters set forth within this Agreement. Accordingly, given that all parties have had the opportunity to draft, review and/or edit the language of this Agreement, no presumption for or against any party arising out of drafting all or any part of this Agreement will be applied in any action relating to, connected with or involving this Agreement. In particular, any rule of law, legal decisions, or common law principles of similar effect that would require interpretation of any ambiguities in this Agreement against the party that has drafted it, is of no application and is hereby expressly waived. The provisions of this Agreement shall be interpreted in a reasonable manner to affect the intentions of the parties.

Convertible Promissory Note
Purchase Agreement

8.15.       Review and Construction of Documents. Each party herein expressly represents and warrants to all other parties hereto that (a) before executing this Agreement, said party has fully informed itself of the terms, contents, conditions and effects of this Agreement; (b) said party has relied solely and completely upon its own judgment in executing this Agreement; (c) said party has had the opportunity to seek and has obtained the advice of its own legal, tax and business advisors before executing this Agreement; (d) said party has acted voluntarily and of its own free will in executing this Agreement; and (e) this Agreement is the result of arm’s length negotiations conducted by and among the parties and their respective counsel.

8.16.      Waiver. The waiver by either party to this Agreement of a breach or violation or any provision hereof shall not operate as or be construed to be a waiver of any subsequent breach hereof.

8.17.      Counterparts, Effect of Facsimile, Emailed and Photocopied Signatures. This Agreement and any signed agreement or instrument entered into in connection with this Agreement, and any Addendums hereto or thereto, may be executed in one or more counterparts, all of which shall constitute one and the same instrument. Any such counterpart, to the extent delivered by means of a facsimile machine or by .pdf, .tif, .gif, .peg or similar attachment to electronic mail (any such delivery, an “Electronic Delivery”) shall be treated in all manner and respects as an original executed counterpart and shall be considered to have the same binding legal effect as if it were the original signed version thereof delivered in person. No party shall raise the use of Electronic Delivery to deliver a signature or the fact that any signature or agreement or instrument was transmitted or communicated through the use of Electronic Delivery as a defense to the formation of a contract, and each such party forever waives any such defense, except to the extent such defense relates to lack of authenticity.

[Remainder of Page Intentionally Left Blank. Signature pages follow.]

Convertible Promissory Note
Purchase Agreement

The parties hereto have executed this Convertible Note Purchase Agreement as of the day and year first set forth above.

THE COMPANY:	LUCAS ENERGY, INC.

	By:	/s/ Anthony C. Schnur

Name: Anthony C. Schnur

Title: CEO

Address:
Lucas Energy, Inc.
Attn: Anthony C. Schnur
450 Gears Road, Suite 780
Houston, Texas 77067
Phone: (713) 528-1881
Fax: (713) 337-1510
Email: tschnur@lucasenergy.com

With a copy to (which shall not constitute notice):
The Loev Law Firm, PC
Attn: David M. Loev, Esq.
6300 West Loop South, Suite 280
Bellaire, Texas 77401
Phone: (713) 524-4110
Fax: (713) 524-4122
Email: dloev@loevlaw.com

Convertible Promissory Note
Purchase Agreement

PURCHASER:	HFT Enterprises, LLC

	By:	/s/ Michael Herman

Name: Michael Herman

Title: Mgr

Address: HFT Enterprises, LLC
Attn: Ben Herman
P.O. Box 81740
Las Vegas, NV 89180
Phone: (719) 440-3333

Fax:
Email:

With a copy to (which shall not constitute notice):
Feinberg Hanson LLP
Attn: Julie O’Neill
855 Boylston Street
Boston, MA 02116
Phone: 617-603-3304
Fax: 617-603-3305
Email: joneill@feinberghanson.com

EXHIBIT A

THIS NOTE, AND THE SHARES OF COMMON STOCK ISSUABLE UPON CONVERSION OF THIS NOTE (THE “SECURITIES”) HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES ONLY AND MAY NOT BE TRANSFERRED UNTIL (i) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT” OR THE “SECURITIES ACT”) SHALL HAVE BECOME EFFECTIVE WITH RESPECT THERETO OR (ii) RECEIPT BY THE COMPANY OF AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY TO THE EFFECT THAT REGISTRATION UNDER THE ACT IS NOT REQUIRED IN CONNECTION WITH SUCH PROPOSED TRANSFER NOR IS IN VIOLATION OF ANY APPLICABLE STATE SECURITIES LAWS. THIS LEGEND SHALL BE ENDORSED UPON ANY NOTE ISSUED IN EXCHANGE FOR THIS NOTE AND ANY SECURITIES ISSUABLE UPON CONVERSION OF THIS NOTE (EXCEPT AS OTHERWISE PROVIDED BELOW).

FORM OF CONVERTIBLE PROMISSORY NOTE

[$__________]	[__________] to be Effective [__________]
[Initial/Second/Third] Tranche Note

FOR VALUE RECEIVED, Lucas Energy, Inc., a Nevada corporation (the “Company”), hereby promises to pay to the order of HFT Enterprises, LLC, a Nevada limited liability company, and/or permitted assigns (the “Holder”), the aggregate principal amount of [_______________] dollars ([$___________________])(“Principal”), together with interest on the unpaid principal amount hereof, upon the terms and conditions hereinafter set forth.

1.	Note Amount. This Convertible Promissory Note (this “Note”, “Promissory Note” or “Agreement”) evidences amounts payable by the Company to the Holder in connection with that certain Convertible Promissory Note Purchase Agreement dated on or around March 29, 2016, to be effective March 11, 2016, by and between the Company and the Holder, and specifically [Initial/Second/Third] Tranche Note thereunder (the “Note Purchase Agreement”). Certain capitalized terms used herein, but not otherwise defined shall have the meanings given to such terms in the Note Purchase Agreement and this Note shall be subject in all cases to the terms and conditions of the Note Purchase Agreement.

2.	Payment Terms. The Company promises to pay to Holder the balance of Principal, together with accrued and unpaid interest (which shall accrue until the Maturity Date) on the date twelve months from the effective date set forth above (the “Maturity Date”), unless this Note is earlier prepaid as herein provided or earlier converted into Common Stock (as hereinafter defined) of the Company pursuant to Section 4 hereof. All payments hereunder shall be made in lawful money of the United States of America. Payment shall be credited first to the accrued interest then due and payable and the remainder to Principal.

Convertible Promissory Note

[Initial/Second/Third] Tranche Note

3.	Interest. Interest on the outstanding portion of Principal of this Note shall accrue at a rate of six percent (6%) per annum. All past-due principal and interest (which failure to pay such amounts shall be defined herein as an “Event of Default”) shall bear interest at the rate of fifteen percent (15%) per annum until paid in full (the “Default Rate”). All computations of interest shall be made on the basis of a 360-day year for actual days elapsed.

a.	Notwithstanding any provision in this Note, the total liability for payments of interest and payments in the nature of interest, including all charges, fees, exactions, or other sums which may at any time be deemed to be interest, shall not exceed the limit imposed by the usury laws of the State of Texas or the applicable laws of the United States of America, whichever shall be higher (the “Maximum Rate”).

b.	In the event the total liability for payments of interest and payments in the nature of interest, including, without limitation, all charges, fees, exactions or other sums which may at any time be deemed to be interest, which for any month or other interest payment period exceeds the Maximum Rate, all sums in excess of those lawfully collectible as interest for the period in question (and without further agreement or notice by, among or to the Holder the undersigned) shall be applied to the reduction of the principal balance, with the same force and effect as though the undersigned had specifically designated such excess sums to be so applied to the reduction of the principal balance and the Holder had agreed to accept such sums as a premium-free prepayment of principal; provided, however, that the Holder may, at any time and from time to time, elect, by notice in writing to the undersigned, to waive, reduce or limit the collection of any sums in excess of those lawfully collectible as interest rather than accept such sums as a prepayment of the principal balance. The undersigned does not intend or expect to pay nor does the Holder intend or expect to charge, accept or collect any interest under this Note greater than the Maximum Rate.

c.	If any payment of principal or interest on this Note shall become due on a Saturday, Sunday or any other day on which national banks are not open for business, such payment shall be made on the next succeeding Business Day.

4.	Holder’s Option to Convert this Note.

a.	At any time prior to the payment in full by the Company of this Note, and after the approval of the additional listing of the applicable Shares by the NYSE MKT and subject to Section 4(l) and Section 4(m) below, the Holder shall have the option to convert the unpaid balance (Principal and accrued and unpaid interest) on this Note (or any portion thereof) into shares of Common Stock (the “Shares” and the “Common Stock”) of the Company (the “Conversion Option”) at the Conversion Price (each a “Conversion”). The “Conversion Price” shall equal $1.50 per Share;

 Convertible Promissory Note

[Initial/Second/Third] Tranche Note

b.	In order to exercise this Conversion Option, the Holder shall surrender this Promissory Note to the Company, accompanied by written notice of its intentions to exercise this Conversion Option, which notice shall set forth the amount of this Promissory Note to be converted, and the Shares due, which shall be in the form of Exhibit A, attached hereto (“Notice of Conversion”). The date that the Company receives the Notice of Conversion shall be defined as the “Conversion Date.” Within ten (10) Business Days of the Company’s receipt of the Notice of Conversion and this Note, the Company shall deliver or cause to be delivered to the Holder, written confirmation that the Shares have been issued in the name of the Holder (the “Share Delivery Deadline”). Notwithstanding anything to the contrary set forth in this Section 4, following conversion of any portion of this Note in accordance with the terms hereof, the Holder shall not be required to physically surrender this Note to the Company unless (A) the full amount of the Note is being converted (in which event this Note shall be delivered to the Company following conversion thereof) or (B) the Holder has provided the Company with prior written notice (which notice may be included in a Notice of Conversion) requesting reissuance of this Note upon physical surrender of this Note. The Holder and the Company shall maintain records showing the principal and interest converted and/or paid and/or adjusted (as the case may be) and the dates of such conversions and/or payments and/or adjustments (as the case may be) or shall use such other method, reasonably satisfactory to the Holder and the Company, so as not to require physical surrender of this Note upon conversion;

c.	If for any reason (including the operation of the adjustment provisions set forth in this Note), the Conversion Price on any date of Conversion of this Note shall not be lawful and adequate consideration for the issuance of the relevant Shares, then the Company shall take such steps as are necessary (including the amendment of its certificate of incorporation so as to reduce the par value of the Common Stock) to cause such Conversion Price to be adequate and lawful consideration on the date the payment thereof is due, but if the Company shall fail to take such steps, then the Company acknowledges that the Holder shall have been damaged by the Company in an amount equal to an amount, which, when added to the total Conversion Price for the relevant Shares, would equal lawful and adequate consideration for the issuance of such Shares, and the Company irrevocably agrees that if the Holder shall then forgive the right to recover such damages from the Company, such forgiveness shall constitute, and Company shall accept such forgiveness as, additional lawful consideration for the issuance of the relevant Shares;

Convertible Promissory Note

[Initial/Second/Third] Tranche Note

d.	The Company shall at all times take any and all additional actions as are necessary to maintain the required authority to issue the Shares to the Holder, in the event the Holder exercises its rights under the Conversion Option;

e.	Payment of the Note in full by the Company prior to Holder’s delivery of a Notice of Conversion shall terminate Holder’s option to convert;

f.	Conversion calculations pursuant to this Section 4, shall be rounded to the nearest whole share of Common Stock, and no fractional shares shall be issuable by the Company upon conversion of this Note. Conversion of this Note in full shall be deemed payment in full of this Note and this Note shall thereupon be cancelled;

g.	If the Company at any time or from time to time on or after the effective date of the issuance of this Note (the “Original Issuance Date”) effects a subdivision of its outstanding Common Stock, the Conversion Price then in effect immediately before that subdivision shall be proportionately decreased, and conversely, if the Company at any time or from time to time on or after the Original Issuance Date combines its outstanding shares of Common Stock into a smaller number of shares, the Conversion Price then in effect immediately before the combination shall be proportionately increased;

h.	All Shares of Common Stock which may be issued upon Conversion of this Note will, upon issuance by the Company in accordance with the terms of this Note, be validly issued, free from all taxes and liens with respect to the issuance thereof (other than those created by the holders), free from all pre-emptive or similar rights and be fully paid and non-assessable;

i.	On the date of any Conversion, all rights of any Holder with respect to the amount of this Note converted, will terminate, except only for the rights of any such Holder to receive certificates (if applicable) for the number of Shares of Common Stock which this Note has been Converted;

j.	Unless the Shares are eligible to be issued as free trading shares pursuant to the requirements of Rule 144 or otherwise, which shall be determined by the Company in its reasonable discretion, prior to the issuance date of such Shares, such Shares shall be issued as restricted shares of Common Stock; and

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

k.	The Company shall not be required to pay any tax allocated or attributed to Holder which may be payable in respect to any transfer involved in the issue and delivery of shares of Common Stock upon Conversion in a name other than that in which the shares of the Note so converted were registered, and no such issue or delivery shall be made unless and until the person requesting such issue or delivery has paid to the Company the amount of any such tax, or has established, to the satisfaction of the Company, that such tax has been paid. The Company shall withhold from any payment due whatsoever in connection with the Note any and all required withholdings and/or taxes the Company, in its sole discretion, deems reasonable or necessary, absent an opinion from Holder’s accountant or legal counsel, acceptable to the Company in its sole determination, that such withholdings and/or taxes are not required to be withheld by the Company.

l.	The applicable portion of this Note shall not be convertible during any time that, and only to the extent that, the number of Shares to be issued to Holder upon such Conversion, when added to the number of shares of Common Stock, if any, that the Holder otherwise beneficially owns (outside of this Note, and not including any other securities of the Company held by Holder having a provision substantially similar to this paragraph) at the time of such Conversion, would exceed 9.99% (the “Maximum Percentage”) of the number of shares of Common Stock of the Company outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon Conversion of this Note held by the Holder, as determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Beneficial Ownership Limitation”). The Beneficial Ownership Limitation provisions of this Section 4(l) may be waived by Holder, at the election of such Holder, upon not less than sixty-one (61) days prior written notice to the Company, to change the Beneficial Ownership Limitation to any other percentage of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon Conversion of the Note held by the Holder. The provisions of this paragraph shall not be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 4(l) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation.

m.	Notwithstanding anything herein to the contrary, the maximum number of shares of Common Stock to be issued in connection with (a) the Conversion of this Note, and any other Notes issued in connection with the Note Purchase Agreement (“Other Notes”); and (b) the exercise of the Warrants granted pursuant to the Note Purchase Agreement, shall not (i) exceed 19.9% of the outstanding shares of Common Stock immediately prior to the date of the Note Purchase Agreement, (ii) exceed 19.9% of the combined voting power of the then outstanding voting securities of the Company immediately prior to the date of the Note Purchase Agreement, in each of subsections (i) and (ii) before the issuance of the Common Stock upon conversion of this Note or the Other Notes or exercise of the Warrants, or (iii) otherwise exceed such number of shares of Common Stock that would violate applicable listing rules of the NYSE MKT in the event the Company’s shareholders do not approve the issuance of the Common Stock upon the conversion of this Note or the Other Notes and exercise of the Warrants, in each of (i) through (iii), only to the extent required by applicable NYSE MKT rules and guidance (the “Share Cap”). In the event the number of shares of Common Stock to be issued upon conversion of this Note or the Other Notes and/or exercise of the Warrants exceeds the Share Cap, then this Note and the Other Notes, or applicable portions thereof shall cease being convertible, the Warrants or applicable portions thereof shall cease being exercisable, and the Company shall instead repay such Note and Other Notes (or portions thereof) in cash, and such Warrants shall have no further rights, or if required, the Company shall first obtain the Stockholder Approval (as defined in the Note Purchase Agreement).

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

5.	Redemption. This Note may be redeemed by the Company by payment of the entire Principal and interest outstanding under this Note in cash to Holder.

a.	This Note may be prepaid in whole or in part at any time without penalty with ten days’ notice to the Holder (provided no notice shall be required in the event the Holder doesn’t timely purchase the Third Tranche Note as defined in the Note Purchase Agreement).

b.	Any partial prepayment shall be applied first to any accrued interest and then to any principal Loan amount outstanding.

6.	Events of Default. If an Event of Default (as defined herein or below) occurs (unless all Events of Default have been cured or waived by Holder), Holder may, by written notice to the Company, declare the principal amount then outstanding of, and the accrued interest and all other amounts payable on, this Note to be immediately due and payable. The following events shall constitute Events of Default (“Events of Default”) under this Note, and/or any other Event of Default defined elsewhere in this Note shall occur:

(a)	the Company shall fail to pay, when and as due, the Principal or interest payable hereunder (or under any other outstanding Convertible Note issued by the Company and held by Holder); or

(b)	If there shall exist final judgments against the Company aggregating in excess of One Hundred Thousand Dollars ($100,000) and if any one of such judgments shall have been outstanding for any period of forty-five (45) days or more from the date of its entry and shall not have been discharged in full, released or stayed pending appeal; or

(c)	the Company shall have breached in any respect any term, condition, warrant, representation or covenant in this Note or the Note Purchase Agreement, and, with respect to breaches capable of being cured, such breach shall not have been cured within fifteen (15) days following the receipt of written notice of such breach by the Holder to the Company; or

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

(d)	the Company shall fail to comply with the reporting requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), at any time the Company is subject to the Exchange Act; or

(e)	the Company shall cease to be subject to the reporting requirements of the Exchange Act; or

(f)	the Company shall: (i) make an assignment for the benefit of creditors, file a petition in bankruptcy, petition or apply to any tribunal for the appointment of a custodian, receiver or a trustee for it or a substantial portion of its assets; (ii) commence any proceeding under any bankruptcy, reorganization, arrangement, readjustment of debt, dissolution or liquidation or statute of any jurisdiction, whether now or hereafter in effect; (iii) have filed against it any such petition or application in which an order for relief is entered or which remains undismissed for a period of ninety (90) days or more; (iv) indicate its consent to, approval of or acquiescence in any such petition, application, proceeding or order for relief or the appointment of a custodian, receiver or trustee for it or a substantial portion of its assets; or (v) suffer any such custodianship, receivership or trusteeship to continue undischarged for a period of ninety (90) days or more; or

(g)	the Company shall take any action authorizing, or in furtherance of, any of the foregoing.

In case any one or more Events of Default shall occur and be continuing, Holder may proceed to protect and enforce its rights by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or for an injunction against a violation of any of the terms hereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise. In case of a default in the payment of any principal of or premium, if any, or interest on this Note, the Company will pay to Holder such further amount as shall be sufficient to cover the reasonable cost and expenses of collection, including, without limitation, reasonable attorneys’ fees, expenses and disbursements. No course of dealing and no delay on the part of Holder in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice Holder’s rights, powers or remedies. No right, power or remedy conferred by this Note upon Holder shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise.

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

7.	Certain Waivers by the Company. Except as expressly provided otherwise in this Note, the Company and every endorser or guarantor, if any, of this Note waive presentment, demand, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note, and assent to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of collateral available to Holder, if any, and to the addition or release of any other party or person primarily or secondarily liable.

8.	Assignment by Holder. If and whenever this Note shall be assigned and transferred, or negotiated, including transfers to substitute or successor trustees, in each case subject to applicable law and an exemption from registration for such transfer, which shall be reasonably approved, and not unreasonably delayed or conditioned by the Company. Notwithstanding the above, the Holder may assign any of its rights under this Note (subject where applicable to federal securities laws), to any Person (including, but not limited to Affiliates or related parties of the Holder), with written notice to the Company and the Company shall have no ability to restrict or condition such assignment (subject where applicable to compliance with applicable federal securities laws).

9.	Amendment. This Note may not be changed orally, but only by an agreement in writing, signed by the party against whom enforcement of any waiver, change, modification or discharge is sought.

10.	Costs and Fees. Anything else in this Note to the contrary notwithstanding, in any action arising out of this Agreement, the prevailing party shall be entitled to collect from the non-prevailing party all of its attorneys’ fees. For the purposes of this Note, the party who receives or is awarded a substantial portion of the damages or claims sought in any proceeding shall be deemed the “prevailing” party and attorneys’ fees shall mean the reasonable fees charged by an attorney or a law firm for legal services and the services of any legal assistants, and costs of litigation, including, but not limited to, fees and costs at trial and appellate levels.

11.	Governing Law. It is the intention of the parties hereto that the terms and provisions of this Note are to be construed in accordance with and governed by the laws of the State of Texas, except as such laws may be preempted by any federal law controlling the rate of interest which may be charged on account of this Note.

12.	No Third Party Benefit. The provisions and covenants set forth in this Agreement are made solely for the benefit of the parties to this Agreement and are not for the benefit of any other person.

13.	Jurisdiction, Venue and Jury Trial Waiver. The parties hereby consent and agree that, in any actions predicated upon this Note, venue is properly laid in Texas and that the Circuit Court in and for Houston, Texas, shall have full subject matter and personal jurisdiction over the parties to determine all issues arising out of or in connection with the execution and enforcement of this Note.

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

14.	Interpretation. The term “Company” as used herein in every instance shall include the Company’s successors, legal representatives and assigns, including all subsequent grantees, either voluntarily by act of the Company or involuntarily by operation of law and shall denote the singular and/or plural and the masculine and/or feminine and natural and/or artificial persons, whenever and wherever the contexts so requires or properly applies. The term “Holder” as used herein in every instance shall include the Holder’s successors, legal representatives and assigns, as well as all subsequent assignees, endorsees and holders of this Note (subject to the provisions of this Note providing for transfers and assignments by Holder), either voluntarily by act of the parties or involuntarily by operation of law. Captions and paragraph headings in this Note are for convenience only and shall not affect its interpretation. In this Agreement words importing the singular number include the plural and vice versa; words importing the masculine gender include the feminine and neuter genders and visa versa. The word “person” includes an individual, body corporate, partnership, trustee or trust or unincorporated association, executor, administrator or legal representative.

15.	WAIVER OF JURY TRIAL. THE COMPANY AND HOLDER HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE THE RIGHT EITHER MAY HAVE TO TRIAL BY JURY IN RESPECT TO ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS NOTE AND ANY AGREEMENT CONTEMPLATED TO BE EXECUTED IN CONJUNCTION HEREWITH, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS, (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF EITHER PARTY. THE COMPANY ACKNOWLEDGES THAT THIS WAIVER OF JURY TRIAL IS A MATERIAL INDUCEMENT TO THE HOLDER IN EXTENDING CREDIT TO THE COMPANY, THAT THE HOLDER WOULD NOT HAVE EXTENDED SUCH CREDIT WITHOUT THIS JURY TRIAL WAIVER, AND THAT THE COMPANY HAS BEEN REPRESENTED BY AN ATTORNEY OR HAS HAD AN OPPORTUNITY TO CONSULT WITH AN ATTORNEY IN CONNECTION WITH THIS JURY TRIAL WAIVER AND UNDERSTANDS THE LEGAL EFFECT OF THIS WAIVER.

16.	Entire Agreement. This Agreement and the Note Purchase Agreement constitutes the sole and only agreement of the parties hereto and supersedes any prior understanding or written or oral agreements between the parties respecting the subject matter hereof.

17.	Effect of Facsimile and Photocopied Signatures. This Agreement may be executed in several counterparts, each of which is an original. It shall not be necessary in making proof of this Agreement or any counterpart hereof to produce or account for any of the other counterparts. A copy of this Agreement signed by one Party and faxed or scanned and emailed to another Party (as a PDF or similar image file) shall be deemed to have been executed and delivered by the signing Party as though an original. A photocopy or PDF of this Agreement shall be effective as an original for all purposes.

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

IN WITNESS WHEREOF, the Company has caused this Convertible Promissory Note to be executed and delivered by a duly authorized officer as of the date first above written, to be effective as of the effective date set forth above.

LUCAS ENERGY, INC.

By:
Anthony C. Schnur Chief Executive Officer

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

EXHIBIT A

Conversion Election Form

____________, 20__

Lucas Energy, Inc.

Re: Conversion of Promissory Note

Gentlemen:

You are hereby notified that, pursuant to, and upon the terms and conditions of that certain Convertible Promissory Note [Initial/Second/Third] Tranche Note] of Lucas Energy, Inc. (the “Company”), in the initial principal amount of [______________] (the “Note”), held by us, we hereby elect to exercise our Conversion Option (as such term in defined in the Note), in connection with $__________ of the amount currently owed under the Note (including $___________ of accrued interest), effective as of the date of this writing, which amount will convert into ________________ shares of the Company’s Common Stock (the “Conversion”), based on the Conversion Price (as defined and described in the Note). In connection with the Conversion, we hereby re-certify, re-confirm and re-warrant the Representations as set forth in that certain Convertible Promissory Note Purchase Agreement dated on or around March 29, 2016, to be effective as of March 11, 2016, by and between the Company and HFT Enterprises, LLC and further confirm and acknowledge that conversion will not result in us exceeding the Beneficial Ownership Percentage or Share Cap set forth in the Note.

Please issue certificate(s) for the applicable shares of the Company’s Common Stock issuable upon the Conversion, in the name of the person provided below.

Very truly yours,

Name:

If on behalf of Entity:

Entity Name:

Signatory’s Position with Entity:

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

Please issue certificate(s) for Common Stock as follows:

Name

Address

Social Security No./EIN of Shareholder

Please send the certificate(s) evidencing the Common Stock to:

Attn:

Address:

Convertible Promissory Note
[Initial/Second/Third] Tranche Note

EXHIBIT B

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

Warrant No. N-1

COMMON STOCK PURCHASE WARRANT

LUCAS ENERGY, INC.

Warrant Shares: 124,285	Initial Exercise Date: ________, 2016

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, HFT Enterprises, LLC, a Nevada limited liability company, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after ________, 2016 (the “Initial Exercise Date”) and on or prior to the close of business on the five year anniversary of the Initial Exercise Date (the “Termination Date”) but not thereafter, to subscribe for and purchase from Lucas Energy, Inc., a Nevada corporation (the “Company”), up to 124,285 shares (as subject to adjustment hereunder, the “Warrant Shares”) of Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2.2.

ARTICLE I.
Definitions.

Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Convertible Promissory Note Purchase Agreement dated on or around March 29, 2016, to be effective as of March 11, 2016, by and between the Company and HFT Enterprises, LLC (the “Purchase Agreement”).

2

For purposes of this Warrant, the following terms shall have the following meanings:

1.1.          “Adjustment Right” means any right granted with respect to any securities issued in connection with, or with respect to, any issuance or sale (or deemed issuance or sale in accordance with Section 3) of shares of Common Stock that could result in a decrease in the net consideration received by the Company in connection with, or with respect to, such securities (including, without limitation, any cash settlement rights, cash adjustment or other similar rights).

1.2.          “Approved Stock Plan” means any employee benefit plan or agreement which has been approved by the board of directors of the Company prior to or subsequent to the date hereof pursuant to which shares of Common Stock and standard options to purchase Common Stock may be issued to any employee, officer, consultant or director for services provided to the Company in their capacity as such.

1.3.          “Black Scholes Consideration Value” means the value of the applicable Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance thereof calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the Closing Sale Price of the Common Stock on the Trading Day immediately preceding the public announcement of the execution of definitive documents with respect to the issuance of such Option or Convertible Security (as the case may be), (ii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of such Option, Convertible Security or Adjustment Right (as the case may be) as of the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be), (iii) a zero cost of borrow and (iv) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the date of issuance of such Option, Convertible Security or Adjustment Right (as the case may be).

1.4.          “Black Scholes Value” means the value of the unexercised portion of this Warrant remaining on the date of the Holder’s request, which value is calculated using the Black Scholes Option Pricing Model obtained from the “OV” function on Bloomberg utilizing (i) an underlying price per share equal to the greater of (1) the highest Closing Sale Price of the Common Stock during the period beginning on the Trading Day immediately preceding the announcement of the applicable Fundamental Transaction (or the consummation of the applicable Fundamental Transaction, if earlier) and ending on the Trading Day of such determination and (2) the sum of the price per share being offered in cash in the applicable Fundamental Transaction (if any) plus the value of the non-cash consideration being offered in the applicable Fundamental Transaction (if any), (ii) a strike price equal to the Exercise Price in effect on such date, (iii) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the greater of (1) the remaining term of this Warrant as of the applicable date and (2) the remaining term of this Warrant as of the date of consummation of the applicable Fundamental Transaction or as of the date of the Holder’s request as applicable pursuant to the terms of this Warrant if such request is prior to the date of the consummation of the applicable Fundamental Transaction, (iv) a zero cost of borrow and (v) an expected volatility equal to the greater of 100% and the 30 day volatility obtained from the “HVT” function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the earliest to occur of (A) the public disclosure of the applicable Fundamental Transaction, (B) the consummation of the applicable Fundamental Transaction and (C) the date on which the Holder first became aware of the applicable Fundamental Transaction.

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1.5.          “Bloomberg” means Bloomberg, L.P.

1.6.          “Closing Sale Price” means, for any security as of any date, last closing trade price, for such security on the Principal Market, as reported by Bloomberg, or, if the Principal Market begins to operate on an extended hours basis and does not designate the closing trade price, as the case may be, then the last trade price, of such security prior to 4:00:00 p.m., New York time, as reported by Bloomberg, or, if the Principal Market is not the principal securities exchange or trading market for such security, the last trade price, of such security on the principal securities exchange or trading market where such security is listed or traded as reported by Bloomberg, or if the foregoing do not apply, the last trade price of such security on the OTCQB or OTCQX for such security as reported by Bloomberg, or, if no last trade price is reported for such security by Bloomberg, the average of the ask prices, of any market makers for such security as reported in the “pink sheets”. If the Closing Sale Price cannot be calculated for a security on a particular date on any of the foregoing bases, the Closing Sale Price of such security on such date shall be the fair market value as mutually determined by the Company and the Holder.

1.7.          “Convertible Securities” means any stock or other security (other than Options) that is at any time and under any circumstances, directly or indirectly, convertible into, exercisable or exchangeable for, or which otherwise entitles the holder thereof to acquire, any shares of Common Stock.

1.8.          “Excluded Securities” means (i) shares of Common Stock or standard options or restricted stock units to purchase Common Stock issued to directors, officers, employees, consultants or advisors of the Company for services rendered to the Company in their capacity as such pursuant to an Approved Stock Plan (as defined above) or any shares of Common Stock issuable upon conversion or exercise of any standard option, provided that the exercise price of any such options is not lowered, none of such options are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such options are otherwise materially changed in any manner that adversely affects the Purchaser; (ii) shares of Common Stock issued upon the conversion or exercise of Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) issued prior to the date hereof, provided that the conversion price of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) is not lowered (other than in accordance with the terms thereof in effect as of the date hereof) from the conversion price in effect as of the date hereof (whether pursuant to the terms of such Convertible Securities or otherwise), none of such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are amended to increase the number of shares issuable thereunder and none of the terms or conditions of any such Convertible Securities (other than standard options to purchase Common Stock issued pursuant to an Approved Stock Plan that are covered by clause (i) above) are otherwise materially changed in any manner that adversely affects any of the Purchasers; (iii) the shares of Common Stock issuable upon conversion of or otherwise pursuant to the terms of the Company’s Certificate of Designations filed prior to the date hereof; provided, that the terms of the Certificate of Designations are not amended, modified or changed on or after the date hereof (other than anti-dilution adjustments pursuant to the terms thereof in effect as of the date hereof), (v) the shares of Common Stock issuable upon exercise of the Warrants, (vi) shares of Common Stock or Convertible Securities issued or issuable to banks, equipment lessors or other similar financial institutions, pursuant to a non-convertible debt financing or equipment leasing transaction approved by the Board of Directors (the “Board”) of the Company, and (vii) shares of Common Stock or Convertible Securities issued or issuable in connection with strategic alliances, acquisitions, mergers, joint venture, strategic partnerships, material contracts and licenses provided, that (x) the primary purpose of such issuance is not to raise capital, and (y) the purchaser or acquirer of the securities in such issuance solely consists of either (I) the actual operating participants in such strategic alliance or strategic partnership or joint venture, (II) the actual owners of such assets or securities acquired in such acquisition or merger or (III) the stockholders, partners or members of the foregoing Persons, for the sake of clarity, the issuance of Common Stock and preferred stock (and Common Stock upon the conversion of Preferred Stock) to the sellers as part of the Company’s December 30, 2015, Asset Purchase Agreement (as amended from time to time), entered into by the Company with twenty-one separate sellers and Segundo Resources, LLC, as a seller and as a representative of the sellers named therein (the “Segundo Transaction”), shall fall under Section (vii) hereof.

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1.9.          “Options” means any rights, warrants or options to subscribe for or purchase shares of Common Stock or Convertible Securities.

1.10.       “Principal Market” means initially the NYSE MKT and shall also include the NASDAQ Capital Market, New York Stock Exchange, OTCQB, OTCQX or the NASDAQ National Market, whichever is at the time the principal trading exchange or market for the Common Stock, based upon share volume.

1.11.       “Trading Day” means any day on which the Common Stock is traded on the Principal Market, provided that “Trading Day” shall not include any day on which the Common Stock is scheduled to trade on the Principal Market for less than 4.5 hours or any day that the Common Stock is suspended from trading during the final hour of trading on the Principal Market (or if the Principal Market does not designate in advance the closing time of trading on the Principal Market, then during the hour ending at 4:00:00 p.m., New York City time).

ARTICLE II.
Exercise.

2.1.          Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Company (or such other office or agency of the Company as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Company) of a duly executed facsimile copy (or e-mail attachment) of the Notice of Exercise in the form annexed hereto and within three (3) Trading Days of the date said Notice of Exercise is delivered to the Company, the Company shall have received payment of the aggregate Exercise Price of the shares thereby purchased by wire transfer or cashier’s check drawn on a United States bank or, if available, pursuant to the cashless exercise procedure specified in Section 2.4 below. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Business Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

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2.2.          Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.50, subject to adjustment hereunder (the “Exercise Price”).

2.3.          Cashless Exercise. If (1) the VWAP of one share of Common Stock is greater than the Exercise Price (as the dates of calculation as set forth below) and (2) there is no effective Registration Statement registering, or no current prospectus available for, the resale of the Warrant Shares by the Holder, then this Warrant may also be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares equal to the quotient obtained by dividing [(A-B) (X)] by (A), where:

(A) =	the VWAP on the Trading Day immediately preceding the date on which Holder elects to exercise this Warrant by means of a “cashless exercise,” as set forth in the applicable Notice of Exercise;

(B) =	the Exercise Price of this Warrant, as adjusted hereunder; and

(X) =	the number of Warrant Shares that would be issuable upon exercise of this Warrant in accordance with the terms of this Warrant if such exercise were by means of a cash exercise rather than a cashless exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised, and the holding period of the Warrants being exercised may be tacked on to the holding period of the Warrant Shares. The Company agrees not to take any position contrary to this Section 2.3.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Principal Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Principal Market on which the Common Stock is then listed or quoted as reported by Bloomberg (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if OTCQB or OTCQX is not a Principal Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on OTCQB or OTCQX as applicable, (c) if the Common Stock is not then listed or quoted for trading on OTCQB or OTCQX and if prices for the Common Stock are then reported in the “Pink Sheets” published by OTC Markets, Inc. (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported, or (d) if the Company and the Holder are unable to agree upon the fair market value of such security, then such dispute shall be resolved in accordance with the procedures in Section 5.16.

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2.4.          Mechanics of Exercise.

2.4.1        Delivery of Warrant Shares Upon Exercise. Warrant Shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder pursuant to Rule 144, and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is three (3) Trading Days after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). The Warrant Shares shall be deemed to have been issued, and Holder or any other person so designated to be named therein shall be deemed to have become a holder of record of such shares for all purposes, as of the date the Warrant has been exercised, with payment to the Company of the Exercise Price (or by cashless exercise, if permitted) and all taxes required to be paid by the Holder, if any, pursuant to Section 2.4.6 prior to the issuance of such shares, having been paid.

2.4.2       Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

2.4.3       Rescission Rights. If the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares pursuant to Section 2.4.1 by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

2.4.4       Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the Transfer Agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2.4.1 above pursuant to an exercise on or before the Warrant Share Delivery Date (a “Delivery Failure”), and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

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2.4.5        No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

2.4.6        Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all Transfer Agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

2.4.7        Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

2.4.8        Disputes. In the case of a dispute as to the determination of the Exercise Price or the arithmetic calculation of the number of Warrant Shares to be issued pursuant to the terms hereof, the Company shall promptly issue to the Holder the number of Warrant Shares that are not disputed and resolve such dispute in accordance with Section 5.16.

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2.5.          Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other Common Stock equivalents) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates. Except as set forth in the preceding sentence, for purposes of this Section 2.5, beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2.5 applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2.5, in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the Transfer Agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within two Trading Days confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 9.99% of the number of shares of the Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2.5 to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The Holder shall have been deemed to confirm that any conversion set forth in a notice of conversion complies with the Beneficial Ownership Limitation and the Company shall not be required to independently verify such compliance.

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2.6.          Issuance Restrictions. The Company shall not issue any shares of Common Stock upon exercise of this Warrant if the issuance of such shares of Common Stock (taken together with the issuance of all other shares of Common Stock upon conversion of the Notes) would exceed the aggregate number of shares of Common Stock which the Company may issue upon exercise or conversion (as the case may be) of the Warrants, the Notes or otherwise pursuant to the respective terms thereof without breaching the Company’s obligations under the rules or regulations of the Principal Market (the number of shares which may be issued without violating such rules and regulations, the “Exchange Cap”), except that such limitation shall not apply in the event that the Company (A) obtains the approval of its stockholders as required by the applicable rules of the Principal Market for issuances of shares of Common Stock in excess of such amount or (B) obtains a written opinion from outside counsel to the Company that such approval is not required, which opinion shall be reasonably satisfactory to the Holder. Until such approval or such written opinion is obtained, no initial purchaser of Notes on the Initial Issuance Date (each, a “Buyer”) shall be issued in the aggregate, upon conversion or exercise (as the case may be) of any Notes, or any of the Warrants or otherwise pursuant to the terms of the Warrants or the Notes, shares of Common Stock in an amount greater than the product of (i) the Exchange Cap as of the Issuance Date multiplied by (ii) the quotient of (1) the aggregate principal amount of Notes issued to such Buyer pursuant to the Purchase Agreement on the date such Purchase Agreement was agreed to divided by (2) the aggregate amount of Notes sold to all of the Buyers pursuant to the Purchase Agreement (with respect to each Buyer, the “Exchange Cap Allocation”). In the event that any Buyer shall sell or otherwise transfer any of such Buyer’s Notes, the transferee shall be allocated a pro rata portion of such Buyer’s Exchange Cap Allocation with respect to such portion of such Notes so transferred, and the restrictions of the prior sentence shall apply to such transferee with respect to the portion of the Exchange Cap Allocation so allocated to such transferee. Upon conversion and exercise in full of a holder’s Notes and Warrants, the difference (if any) between such holder’s Exchange Cap Allocation and the number of shares of Common Stock actually issued to such holder upon such holder’s conversion in full of such Notes and such holder’s exercise in full of such Warrants shall be allocated, to the respective Exchange Cap Allocations of the remaining holders of Notes and related Warrants on a pro rata basis in proportion to the shares of Common Stock underlying the Notes and related Warrants then held by each such holder of Notes and related Warrants.

ARTICLE III.
Certain Adjustments.

3.1.          Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares or (iv) issues by reclassification of shares of the Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3.1 shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

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3.2.         Subsequent Equity Sales. If and whenever on or after the date hereof and prior to the 12-month anniversary of the Initial Issuance date, the Company issues or sells, or in accordance with this Section 3 is deemed to have issued or sold, any shares of Common Stock (including the issuance or sale of shares of Common Stock owned or held by or for the account of the Company, but excluding any Excluded Securities issued or sold or deemed to have been issued or sold) for a consideration per share (the “Base Share Price”) less than a price equal to the Exercise Price in effect immediately prior to such issuance or sale or deemed issuance or sale (such Exercise Price then in effect is referred to herein as the “Applicable Price”) (the foregoing a “Dilutive Issuance”), then immediately after such Dilutive Issuance, the Exercise Price then in effect shall be reduced to an amount equal to the Base Share Price. No such adjustment shall cause the number of Warrant Shares to increase proportionately. For all purposes of the foregoing (including, without limitation, determining the adjusted Exercise Price and the Base Share Price under this Section 3.2), the following shall be applicable:

3.2.1        Issuance of Options. If the Company in any manner grants or sells any Options and the lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Option or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the granting or sale of such Option for such price per share. For purposes of this Section 3.2.1, the “lowest price per share for which one share of Common Stock is at any time issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to any one share of Common Stock upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof and (y) the lowest exercise price set forth in such Option for which one share of Common Stock is issuable upon the exercise of any such Options or upon conversion, exercise or exchange of any Convertible Securities issuable upon exercise of any such Option or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Option (or any other Person) upon the granting or sale of such Option, upon exercise of such Option and upon conversion, exercise or exchange of any Convertible Security issuable upon exercise of such Option or otherwise pursuant to the terms thereof plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Option (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock or of such Convertible Securities upon the exercise of such Options or otherwise pursuant to the terms of or upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities.

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3.2.2        Issuance of Convertible Securities. If the Company in any manner issues or sells any Convertible Securities and the lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof is less than the Applicable Price, then such share of Common Stock shall be deemed to be outstanding and to have been issued and sold by the Company at the time of the issuance or sale of such Convertible Securities for such price per share. For the purposes of this Section 3.2.2, the “lowest price per share for which one share of Common Stock is at any time issuable upon the conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof” shall be equal to (1) the lower of (x) the sum of the lowest amounts of consideration (if any) received or receivable by the Company with respect to one share of Common Stock upon the issuance or sale of the Convertible Security and upon conversion, exercise or exchange of such Convertible Security or otherwise pursuant to the terms thereof and (y) the lowest conversion price set forth in such Convertible Security for which one share of Common Stock is issuable upon conversion, exercise or exchange thereof or otherwise pursuant to the terms thereof minus (2) the sum of all amounts paid or payable to the holder of such Convertible Security (or any other Person) upon the issuance or sale of such Convertible Security plus the value of any other consideration received or receivable by, or benefit conferred on, the holder of such Convertible Security (or any other Person). Except as contemplated below, no further adjustment of the Exercise Price shall be made upon the actual issuance of such shares of Common Stock upon conversion, exercise or exchange of such Convertible Securities or otherwise pursuant to the terms thereof, and if any such issuance or sale of such Convertible Securities is made upon exercise of any Options for which adjustment of this Warrant has been or is to be made pursuant to other provisions of this Section 3.2, except as contemplated below, no further adjustment of the Exercise Price shall be made by reason of such issuance or sale.

3.2.3       Change in Option Price or Rate of Conversion. If the purchase or exercise price provided for in any Options, the additional consideration, if any, payable upon the issue, conversion, exercise or exchange of any Convertible Securities, or the rate at which any Convertible Securities are convertible into or exercisable or exchangeable for shares of Common Stock increases or decreases at any time (other than proportional changes in conversion or exercise prices, as applicable, in connection with an event referred to in Section 3.1), the Exercise Price in effect at the time of such increase or decrease shall be adjusted to the Exercise Price which would have been in effect at such time had such Options or Convertible Securities provided for such increased or decreased purchase price, additional consideration or increased or decreased conversion rate, as the case may be, at the time initially granted, issued or sold. For purposes of this Section 3.2.3, if the terms of any Option or Convertible Security that was outstanding as of the date hereof are increased or decreased in the manner described in the immediately preceding sentence, then such Option or Convertible Security and the shares of Common Stock deemed issuable upon exercise, conversion or exchange thereof shall be deemed to have been issued as of the date of such increase or decrease. No adjustment pursuant to this Section 3.2 shall be made if such adjustment would result in an increase of the Exercise Price then in effect.

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3.2.4       Calculation of Consideration Received. If any Option and/or Convertible Security and/or Adjustment Right is issued in connection with the issuance or sale or deemed issuance or sale of any other securities of the Company (as determined by the Holder, the “Primary Security”, and such Option and/or Convertible Security and/or Adjustment Right, the “Secondary Securities”), together comprising one integrated transaction, (or one or more transactions if such issuances or sales or deemed issuances or sales of securities of the Company either (A) have at least one investor or purchaser in common, (B) are consummated in reasonable proximity to each other and/or (C) are consummated under the same plan of financing) the aggregate consideration per share of Common Stock with respect to such Primary Security shall be deemed to be equal to the difference of (x) the lowest price per share for which one share of Common Stock was issued (or was deemed to be issued pursuant to Section 3.2.1 or 2.2.2 above, as applicable) in such integrated transaction solely with respect to such Primary Security, minus (y) with respect to such Secondary Securities, the sum of (I) the Black Scholes Consideration Value of each such Option, if any, (II) the fair market value (as determined by the Holder in good faith) or the Black Scholes Consideration Value, as applicable, of such Adjustment Right, if any, and (III) the fair market value (as determined by the Holder) of such Convertible Security, if any, in each case, as determined on a per share basis in accordance with this Section 3.2.4. If any shares of Common Stock, Options or Convertible Securities are issued or sold or deemed to have been issued or sold for cash, the consideration received therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the net amount of consideration received by the Company therefor. If any shares of Common Stock, Options or Convertible Securities are issued or sold for a consideration other than cash, the amount of such consideration received by the Company (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be the fair value of such consideration, except where such consideration consists of publicly traded securities, in which case the amount of consideration received by the Company for such securities will be the arithmetic average of the VWAPs of such security for each of the five (5) Trading Days immediately preceding the date of receipt. If any shares of Common Stock, Options or Convertible Securities are issued to the owners of the non-surviving entity in connection with any merger in which the Company is the surviving entity, the amount of consideration therefor (for the purpose of determining the consideration paid for such Common Stock, Option or Convertible Security, but not for the purpose of the calculation of the Black Scholes Consideration Value) will be deemed to be the fair value of such portion of the net assets and business of the non-surviving entity as is attributable to such shares of Common Stock, Options or Convertible Securities (as the case may be). The fair value of any consideration other than cash or publicly traded securities will be determined jointly by the Company and the Holder. If such parties are unable to reach agreement within ten (10) days after the occurrence of an event requiring valuation (the “Valuation Event”), the fair value of such consideration will be determined within five (5) Trading Days after the tenth (10th) day following such Valuation Event by an independent, reputable appraiser jointly selected by the Company and the Holder. The determination of such appraiser shall be final and binding upon all parties absent manifest error and the fees and expenses of such appraiser shall be borne by the Company.

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3.2.5        Record Date. If the Company takes a record of the holders of shares of Common Stock for the purpose of entitling them (A) to receive a dividend or other distribution payable in shares of Common Stock, Options or in Convertible Securities or (B) to subscribe for or purchase shares of Common Stock, Options or Convertible Securities, then such record date will be deemed to be the date of the issuance or sale of the shares of Common Stock deemed to have been issued or sold upon the declaration of such dividend or the making of such other distribution or the date of the granting of such right of subscription or purchase (as the case may be).

3.3.         Number of Warrant Shares. Simultaneously with any adjustment to the Exercise Price pursuant to Section 3.1, the number of Warrant Shares that may be purchased upon exercise of this Warrant shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the adjusted number of Warrant Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment (without regard to any limitations on exercise contained herein).

3.4.         Other Events. In the event that the Company (or any Subsidiary) shall take any action to which the provisions hereof are not strictly applicable, or, if applicable, would not operate to protect the Holder from dilution or if any event occurs of the type contemplated by the provisions of this Section 3 but not expressly provided for by such provisions (including, without limitation, the granting of stock appreciation rights, phantom stock rights or other rights with equity features), then the Company’s board of directors shall in good faith determine and implement an appropriate adjustment in the Exercise Price and the number of Warrant Shares (if applicable) so as to protect the rights of the Holder, provided that no such adjustment pursuant to this Section 3.4 will increase the Exercise Price or decrease the number of Warrant Shares as otherwise determined pursuant to this Section 3, provided further that if the Holder does not accept such adjustments as appropriately protecting its interests hereunder against such dilution, then the Company’s board of directors and the Holder shall agree, in good faith, upon an independent investment bank of nationally recognized standing to make such appropriate adjustments, whose determination shall be final and binding absent manifest error and whose fees and expenses shall be borne by the Company.

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3.5.         Voluntary Adjustment By Company. The Company may at any time during the term of this Warrant, with the prior written consent of the Holder, reduce the then current Exercise Price to any amount and for any period of time deemed appropriate by the board of directors of the Company, subject to the rules and regulations of the Principal Market.

3.6.         Notice. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock equivalents subject to Section 3.2, indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to Section 3.2, upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise.

3.7.          Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3.1 above, if at any time the Company grants, issues or sells any Common Stock equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

3.8.          Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

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3.9.          Fundamental Transaction. If, at any time while this Warrant is outstanding, except as contemplated by the Segundo Transaction, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock of the Company, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock or share purchase agreement or other business combination) (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2.5 or Section 2.6 on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2.5 or Section 2.6 on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant in accordance with the provisions of this Section 3.9 pursuant to written agreements in form and substance reasonably satisfactory to the Holder and approved by the Holder (without unreasonable delay) prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant with the same effect as if such Successor Entity had been named as the Company herein.

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3.10.      Holder’s Right of Alternative Exercise Price Following Issuance of Certain Options or Convertible Securities. In addition to and not in limitation of the other provisions of this Section 3, excluding any Excluded Securities if after the date hereof and prior to the 12-month anniversary of the Initial Issuance Date, the Company in any manner issues or sells or enters into any agreement to issue or sell, any Common Stock, Options or Convertible Securities (any such securities, “Variable Price Securities”) that are issuable pursuant to such agreement or convertible into or exchangeable or exercisable for shares of Common Stock at a price which varies or may vary with the market price of the Common Shares, including by way of one or more reset(s) to a fixed price, but exclusive of such formulations reflecting customary anti-dilution provisions (such as share splits, share combinations, share dividends and similar transactions) (each of the formulations for such variable price being herein referred to as, the “Variable Price”), the Company shall provide written notice thereof via facsimile and overnight courier to the Holder on the date of such agreement and the issuance of such Convertible Securities or Options. From and after the date the Company enters into such agreement or issues any such Variable Price Securities, the Holder shall have the right, but not the obligation, in its sole discretion to substitute the Variable Price for the Exercise Price upon exercise of this Warrant by designating in the Exercise Notice delivered upon any exercise of this Warrant that solely for purposes of such exercise the Holder is relying on the Variable Price rather than the Exercise Price then in effect. The Holder’s election to rely on a Variable Price for a particular exercise of this Warrant shall not obligate the Holder to rely on a Variable Price for any future exercises of this Warrant.

3.11.       Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

3.12.        Notice to Holder.

3.12.1     Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly provide the Holder a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

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3.12.2     Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the Common Stock, (C) the Company shall authorize the granting to all holders of the Common Stock rights or warrants to subscribe for or purchase any shares of capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the Common Stock is converted into other securities, cash or property, except for the Segundo Transaction, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be provided to the Holder at its last address as it shall appear upon the Warrant Register of the Company, at least 20 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or share exchange is expected to become effective or close, and the date as of which it is expected that holders of the Common Stock of record shall be entitled to exchange their shares of the Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or share exchange; provided that the failure to provide such notice or any defect therein shall not affect the validity of the corporate action required to be specified in such notice. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

ARTICLE IV.
Transfer of Warrant.

4.1.           Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in Section 4.1 hereof and to the provisions of Section 4.1 of the Purchase Agreement, this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date the Holder delivers an assignment form to the Company assigning this Warrant full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

4.2.          New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4.1, as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the Initial Exercise Date and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

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4.3.        Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

4.4.          Transfer Restrictions. This Warrant may be offered for sale, sold, transferred or assigned without the consent of the Company, subject to applicable law.

4.5.         Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

ARTICLE V.
Miscellaneous.

5.1.          No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2.5.1, except as expressly set forth in Section 3.

5.2.         Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

5.3.         Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

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5.4.          Authorized Shares.

5.4.1        The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant (the “Required Reserve Amount”). The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Principal Market upon which the Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

5.4.2        If, notwithstanding the foregoing, and not in limitation thereof, at any time while the Warrant remains outstanding, the Company does not have a sufficient number of authorized and unreserved shares of Common Stock to satisfy its obligation to reserve the Required Reserve Amount (an “Authorized Share Failure”), then the Company shall immediately take all action necessary to increase the Company’s authorized shares of Common Stock to an amount sufficient to allow the Company to reserve the Required Reserve Amount for all the Warrants then outstanding. Without limiting the generality of the foregoing sentence, as soon as practicable after the date of the occurrence of an Authorized Share Failure, but in no event later than ninety (90) days after the occurrence of such Authorized Share Failure, the Company shall hold a meeting of its stockholders for the approval of an increase in the number of authorized shares of Common Stock. In connection with such meeting, the Company shall provide each stockholder with a proxy statement and shall use its reasonable best efforts to solicit its stockholders’ approval of such increase in authorized shares of Common Stock and to cause its board of directors to recommend to the stockholders that they approve such proposal.

5.4.3        Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use reasonable best efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

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5.4.4       Promptly upon taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

5.5.        Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

5.6.         Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise (subject to the applicability of Rule 144), will have restrictions upon resale imposed by state and federal securities laws.

5.7.         Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies, notwithstanding the fact that all rights hereunder terminate on the Termination Date. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder..

5.8.          Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Purchase Agreement.

5.9.          Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

5.10.       Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages may not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

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5.11.       Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

5.12.       Amendment. This Warrant (other than Section 2.5 and 2.6) may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder. No waiver shall be effective unless it is in writing and signed by an authorized representative of the waiving party.

5.13.        Severability. If any provision of this Warrant is prohibited by law or otherwise determined to be invalid or unenforceable by a court of competent jurisdiction, the provision that would otherwise be prohibited, invalid or unenforceable shall be deemed amended to apply to the broadest extent that it would be valid and enforceable, and the invalidity or unenforceability of such provision shall not affect the validity of the remaining provisions of this Warrant so long as this Warrant as so modified continues to express, without material change, the original intentions of the parties as to the subject matter hereof and the prohibited nature, invalidity or unenforceability of the provision(s) in question does not substantially impair the respective expectations or reciprocal obligations of the parties or the practical realization of the benefits that would otherwise be conferred upon the parties. The parties will endeavor in good faith negotiations to replace the prohibited, invalid or unenforceable provision(s) with a valid provision(s), the effect of which comes as close as possible to that of the prohibited, invalid or unenforceable provision(s).

5.14.         Headings. This Warrant shall be deemed to be jointly drafted by the Company and the Holder and shall not be construed against any Person as the drafter hereof. The headings of this Warrant are for convenience of reference and shall not form part of, or affect the interpretation of, this Warrant.

5.15.        Governing Law. This Warrant shall be governed by and construed and enforced in accordance with, and all questions concerning the construction, validity, interpretation and performance of this Warrant shall be governed by, the internal laws of the State of Texas, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Texas or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of Texas. The Company hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by providing a copy thereof to the Company at the address set forth in the Purchase Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. The Company hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in Harris County, Texas, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. Nothing contained herein shall be deemed or operate to preclude the Holder from bringing suit or taking other legal action against the Company in any other jurisdiction to collect on the Company’s obligations to the Holder, to realize on any collateral or any other security for such obligations, or to enforce a judgment or other court ruling in favor of the Holder. THE COMPANY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION WITH OR ARISING OUT OF THIS WARRANT OR ANY TRANSACTION CONTEMPLATED HEREBY.

Common Stock Purchase Warrant # N-1
21

5.16.        DISPUTE RESOLUTION

5.16.1      Submission to Dispute Resolution.

(i)     In the case of a dispute relating to the Exercise Price, the Closing Sale Price, Black Scholes Consideration Value, Black Scholes Value or fair market value or the arithmetic calculation of the number of Warrant Shares (as the case may be) (including, without limitation, a dispute relating to the determination of any of the foregoing), the Company or the Holder (as the case may be) shall submit the dispute to the other party via facsimile (A) if by the Company, within two (2) Business Days after the occurrence of the circumstances giving rise to such dispute or (B) if by the Holder, at any time after the Holder learned of the circumstances giving rise to such dispute. If the Holder and the Company are unable to promptly resolve such dispute relating to such Exercise Price, such Closing Sale Price, such Black Scholes Consideration Value, Black Scholes Value or such fair market value or such arithmetic calculation of the number of Warrant Shares (as the case may be), at any time after the second (2nd) Business Day following such initial notice by the Company or the Holder (as the case may be) of such dispute to the Company or the Holder (as the case may be), then the Holder may, at its sole option, select an independent, reputable investment bank to resolve such dispute.

(ii)    The Holder and the Company shall each deliver to such investment bank (A) a copy of the initial dispute submission so delivered in accordance with the first sentence of this Section 5.16 and (B) written documentation supporting its position with respect to such dispute, in each case, no later than 5:00 p.m. (Texas time) by the fifth (5th) Business Day immediately following the date on which the Holder selected such investment bank (the “Dispute Submission Deadline”) (the documents referred to in the immediately preceding clauses (A) and (B) are collectively referred to herein as the “Required Dispute Documentation”) (it being understood and agreed that if either the Holder or the Company fails to so deliver all of the Required Dispute Documentation by the Dispute Submission Deadline, then the party who fails to so submit all of the Required Dispute Documentation shall no longer be entitled to (and hereby waives its right to) deliver or submit any written documentation or other support to such investment bank with respect to such dispute and such investment bank shall resolve such dispute based solely on the Required Dispute Documentation that was delivered to such investment bank prior to the Dispute Submission Deadline). Unless otherwise agreed to in writing by both the Company and the Holder or otherwise requested by such investment bank, neither the Company nor the Holder shall be entitled to deliver or submit any written documentation or other support to such investment bank in connection with such dispute (other than the Required Dispute Documentation).

(iii)   The Company and the Holder shall cause such investment bank to determine the resolution of such dispute and notify the Company and the Holder of such resolution no later than ten (10) Business Days immediately following the Dispute Submission Deadline. The fees and expenses of such investment bank shall be borne equally by the Company and a Holder, and such investment bank’s resolution of such dispute shall be final and binding upon all parties absent manifest error.

Common Stock Purchase Warrant # N-1
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5.16.2     Miscellaneous. The Company expressly acknowledges and agrees that (i) this Section 5.16 constitutes an agreement to arbitrate between the Company and the Holder (and constitutes an arbitration agreement), (ii) a dispute relating to the Exercise Price includes, without limitation, disputes as to (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3.2, (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred, (iii) the terms of this Warrant and each other applicable Transaction Document shall serve as the basis for the selected investment bank’s resolution of the applicable dispute, such investment bank shall be entitled (and is hereby expressly authorized) to make all findings, determinations and the like that such investment bank determines are required to be made by such investment bank in connection with its resolution of such dispute (including, without limitation, determining (A) whether an issuance or sale or deemed issuance or sale of Common Stock occurred under Section 3.2, (B) the consideration per share at which an issuance or deemed issuance of Common Stock occurred, (C) whether any issuance or sale or deemed issuance or sale of Common Stock was an issuance or sale or deemed issuance or sale of Excluded Securities, (D) whether an agreement, instrument, security or the like constitutes and Option or Convertible Security and (E) whether a Dilutive Issuance occurred) and in resolving such dispute such investment bank shall apply such findings, determinations and the like to the terms of this Warrant, (iv) the Holder (and only the Holder), in its sole discretion, shall have the right to submit any dispute described in this Section 5.16 to any state or federal court sitting in Harris County, Texas, in lieu of utilizing the procedures set forth in this Section 5.16 and (v) nothing in this Section 5.16 shall limit the Holder from obtaining any injunctive relief or other equitable remedies (including, without limitation, with respect to any matters described in this Section 5.16).

********************

(Signature Page Follows)

Common Stock Purchase Warrant # N-1
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IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

LUCAS ENERGY, INC.

By:
Name:	Anthony C. Schnur
Title:	CEO

Common Stock Purchase Warrant # N-1
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EXHIBIT A

NOTICE OF EXERCISE

TO BE EXECUTED BY THE REGISTERED HOLDER TO EXERCISE THIS

WARRANT TO PURCHASE COMMON STOCK

LUCAS ENERGY, INC.

The undersigned holder hereby exercises the right to purchase _________________ of the shares of Common Stock (“Warrant Shares”) of Lucas Energy, Inc., a Nevada corporation (the “Company”), evidenced by Warrant to Purchase Common Stock No. _______ (the “Warrant”). Capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Warrant.

1.           Form of Exercise Price. The Holder intends that payment of the Aggregate Exercise Price shall be made as:

a “Cash Exercise” with respect to _________________ Warrant Shares; and/or a “Cashless Exercise” with respect to _______________ Warrant Shares.

2.           Payment of Exercise Price. In the event that the Holder has elected a Cash Exercise with respect to some or all of the Warrant Shares to be issued pursuant hereto, the Holder shall pay the Aggregate Exercise Price in the sum of $___________________ to the Company in accordance with the terms of the Warrant.

3.           Delivery of Warrant Shares. The Company shall deliver to Holder, or its designee or agent as specified below, __________ Warrant Shares in accordance with the terms of the Warrant. Delivery shall be made to Holder, or for its benefit, as follows:

☐ Check here if requesting delivery as a certificate to the following name and to the following address:

Issue to:

☐  Check here if requesting delivery by Deposit/Withdrawal at Custodian as follows:

DTC Participant:
DTC Number:
Account Number:

Dated:	,

Name of Registered Holder

By:
Name:
Title:

Tax ID:

Facsimile:

E-mail Address:

3

EXHIBIT B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)
Address:
(Please Print)

Dated:	,

Holder’s Signature:

Holder’s Address:

Annex E

Annex F

Form of Certificate of Amendment to Articles of Incorporation

BARBARA K. CEGAVSKE Secretary of State 202 North Carson Street Carson City, Nevada 89701-4201 (775) 684-5708 Website: www.nvsos.gov

Certificate of Amendment (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Amendment to Articles of Incorporation
For Nevada Profit Corporations
(Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation:

Lucas Energy, Inc.

2. The articles have been amended as follows: (provide article numbers, if available)

Article One of the Articles of Incorporation of the Corporation is hereby amended and restated in its entirety to read as follows: “ARTICLE ONE. NAME OF CORPORATION: CAMBER ENERGY, INC.”

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is:

4. Effective date and time of filing: (optional)	Date:	Time:

(must not be later than 90 days after the certificate is filed)

5. Signature: (required)

X
Signature of Officer

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State Amend Profit-After
Revised: 1-5-15

Annex F